      Filed with the Securities and Exchange Commission on April 10, 2015
                                                    REGISTRATION NO. 333-162678
                                           INVESTMENT COMPANY ACT NO. 811-07975

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

                               -----------------

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 21
                                      and
                            REGISTRATION STATEMENT
                                     UNDER
                      THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 149

                               -----------------

      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          (Exact Name of Registrant)

                               -----------------

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              (Name of Depositor)

                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-7333
   (Address and telephone number of Depositor's principal executive offices)

                              SUN-JIN MOON, ESQ.
                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                            213 WASHINGTON STREEET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-6000
           (Name, address and telephone number of agent for service)

                               -----------------

                                  COPIES TO:

                               WILLIAM J. EVERS
                                VICE PRESIDENT
                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                            213 WASHINGTON STREEET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-3716

          Approximate Date of Proposed Sale to the Public: Continuous

                               -----------------

It is proposed that this filing become effective: (check appropriate space)

[_] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 30, 2015 pursuant to paragraph (b) of Rule 485
[_] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[_] on            pursuant to paragraph (a)(i) of Rule 485
[_] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485
[_] on            pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     TITLE OF SECURITIES BEING REGISTERED:

Units of interest in Separate Accounts under variable annuity contracts.

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                                     PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                 A Prudential Financial Company
                                        751 Broad Street, Newark, NJ 07102-3777

PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY X SERIES(SM) ("X SERIES") PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY B SERIES(SM) ("B SERIES") PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY L SERIES(SM) ("L SERIES") PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY C SERIES(SM) ("C SERIES")

(FOR ANNUITIES PURCHASED PRIOR TO FEBRUARY 25, 2013)
FLEXIBLE PREMIUM DEFERRED ANNUITIES

PROSPECTUS: APRIL 30, 2015

This prospectus describes four different flexible premium deferred annuity classes offered by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "we", "our", or "us"). For convenience in this prospectus, we sometimes refer to each of these annuity contracts as an "Annuity", and to the annuity contracts collectively as the "Annuities." We also sometimes refer to each class by its specific name (e.g., the "B Series"). If you are receiving this prospectus, it is because you currently own one of these Annuities These Annuities are no longer offered for new sales. Each Annuity may be offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. Financial Professionals may be compensated for the sale of each Annuity. Selling broker-dealer firms through which each Annuity is sold may not make available or may not recommend all the Annuities and/or benefits described in this prospectus. In addition, selling broker-dealer firms may decline to recommend to customers certain of the optional features and Investment Options offered generally under the Annuity or may impose restrictions (e.g., a lower maximum issue age for certain Annuities and/or optional benefits). Please speak to your Financial Professional for further details. The guarantees provided by the optional benefits are the obligations of and subject to the claims paying ability of Pruco Life of New Jersey. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. BECAUSE THE X SERIES ANNUITY GRANTS PURCHASE CREDITS WITH RESPECT TO CERTAIN PURCHASE PAYMENTS YOU MAKE, THE EXPENSES OF THE X SERIES ANNUITY ARE HIGHER THAN EXPENSES FOR AN ANNUITY WITHOUT A PURCHASE CREDIT. IN ADDITION, THE AMOUNT OF THE PURCHASE CREDITS THAT YOU RECEIVE UNDER THE X SERIES ANNUITY MAY BE MORE THAN OFFSET OVER TIME BY THE ADDITIONAL FEES AND CHARGES ASSOCIATED WITH THE PURCHASE CREDIT.


THE SUB-ACCOUNTS

The Pruco Life of New Jersey Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life of New Jersey, and is the investment vehicle in which your Purchase Payments invested in the Sub-accounts are held. Each Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account invests in an underlying mutual fund - see the following page for a complete list of Sub-accounts. Currently, portfolios of Advanced Series Trust are being offered. Certain Sub-accounts are not available if you participate in an optional living benefit - see "Limitations With Optional Benefits" later in this prospectus for details.

PLEASE READ THIS PROSPECTUS

THIS PROSPECTUS SETS FORTH INFORMATION ABOUT THE ANNUITIES THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ THIS PROSPECTUS AND THE CURRENT PROSPECTUS FOR THE UNDERLYING MUTUAL FUNDS. KEEP THEM FOR FUTURE REFERENCE. If you are purchasing one of the Annuities as a replacement for an existing variable annuity or variable life policy, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage and that this Annuity may be subject to a Contingent Deferred Sales Charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need. Please note that if you are investing in this Annuity through a tax-advantaged retirement plan (such as an Individual Retirement Account or 401(k) plan), you will get no additional tax advantage through the Annuity itself.

AVAILABLE INFORMATION

We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see the section of this prospectus entitled "How to Contact Us" later in this prospectus for our Service Office address.

In compliance with U.S. law, Pruco Life of New Jersey delivers this prospectus to current contract owners that reside outside of the United States.

THESE ANNUITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ISSUED, GUARANTEED OR ENDORSED BY, ANY BANK, ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN AN ANNUITY INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF VALUE, EVEN WITH RESPECT TO AMOUNTS ALLOCATED TO THE AST MONEY MARKET SUB-ACCOUNT.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION
OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE /SM/ OR (R) SYMBOLS.
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     FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT
                          WWW.PRUDENTIALANNUITIES.COM


Prospectus Dated: April 30, 2015    Statement of Additional Information
                                                  Dated: April 30, 2015

                          VARIABLE INVESTMENT OPTIONS

ADVANCED SERIES TRUST

   AST Academic Strategies Asset Allocation Portfolio/1/
   AST Advanced Strategies Portfolio/1/
   AST AQR Emerging Markets Equity Portfolio/4/
   AST AQR Large-Cap Portfolio/4/
   AST Balanced Asset Allocation Portfolio/1/
   AST BlackRock Global Strategies Portfolio/1/
   AST BlackRock iShares ETF Portfolio/1/

   AST BlackRock/Loomis Sayles Bond Portfolio/3/

   AST Bond Portfolio 2017/2/
   AST Bond Portfolio 2018/2/
   AST Bond Portfolio 2019/2/
   AST Bond Portfolio 2020/2/
   AST Bond Portfolio 2021/2/
   AST Bond Portfolio 2022/2/
   AST Bond Portfolio 2023/2/
   AST Bond Portfolio 2024/2/
   AST Bond Portfolio 2025/2/

   AST Bond Portfolio 2026/2/
   AST Boston Partners Large-Cap Value Portfolio/3/

   AST Capital Growth Asset Allocation Portfolio/1/
   AST ClearBridge Dividend Growth Portfolio/3/
   AST Cohen & Steers Realty Portfolio/3/
   AST Defensive Asset Allocation Portfolio/1/

   AST FI Pyramis(R) Asset Allocation Portfolio/1, 5/
   AST FI Pyramis(R) Quantitative Portfolio/1, 5/

   AST Franklin Templeton Founding Funds Allocation
   Portfolio*/,1/
   AST Franklin Templeton Founding Funds Plus Portfolio/1/
   AST Global Real Estate Portfolio/3/
   AST Goldman Sachs Large-Cap Value Portfolio/3/
   AST Goldman Sachs Mid-Cap Growth Portfolio/3/
   AST Goldman Sachs Multi-Asset Portfolio/1/
   AST Goldman Sachs Small-Cap Value Portfolio/3/
   AST Herndon Large-Cap Value Portfolio/3/
   AST High Yield Portfolio/3/
   AST International Growth Portfolio/3/
   AST International Value Portfolio/3/
   AST Investment Grade Bond Portfolio/2/
   AST J.P. Morgan Global Thematic Portfolio/1/
   AST J.P. Morgan International Equity Portfolio/3/
   AST J.P. Morgan Strategic Opportunities Portfolio/1/
   AST Jennison Large-Cap Growth Portfolio/3/
   AST Large-Cap Value Portfolio/3/

   AST Legg Mason Diversified Growth Portfolio/4, 6/

   AST Loomis Sayles Large-Cap Growth Portfolio/3/
   AST Lord Abbett Core Fixed Income Portfolio/3/
   AST MFS Global Equity Portfolio/3/
   AST MFS Growth Portfolio/3/
   AST MFS Large-Cap Value Portfolio/3/
   AST Mid-Cap Value Portfolio/3/
   AST Money Market Portfolio/3/
   AST Neuberger Berman Core Bond Portfolio/3/
   AST Neuberger Berman Mid-Cap Growth Portfolio/3/
   AST Neuberger Berman/LSV Mid-Cap Value Portfolio/3/
   AST New Discovery Asset Allocation Portfolio/1/
   AST Parametric Emerging Markets Equity Portfolio/3/
   AST PIMCO Limited Maturity Bond Portfolio/3/

   AST Preservation Asset Allocation Portfolio/1/

   AST Prudential Core Bond Portfolio/3/
   AST Prudential Growth Allocation Portfolio/1/
   AST QMA Emerging Markets Equity Portfolio/4/
   AST QMA Large-Cap Portfolio/4/
   AST QMA US Equity Alpha Portfolio/3/
   AST Quantitative Modeling Portfolio/4/
   AST RCM World Trends Portfolio/1/
   AST Schroders Global Tactical Portfolio/1/
   AST Schroders Multi-Asset World Strategies Portfolio/1/
   AST Small-Cap Growth Portfolio/3/
   AST Small-Cap Growth Opportunities Portfolio/3/
   AST Small-Cap Value Portfolio/3/
   AST T. Rowe Price Asset Allocation Portfolio/1/
   AST T. Rowe Price Equity Income Portfolio/3/
   AST T. Rowe Price Growth Opportunities Portfolio/4/
   AST T. Rowe Price Large-Cap Growth Portfolio/3/
   AST T. Rowe Price Natural Resources Portfolio/3/
   AST Templeton Global Bond Portfolio/3/
   AST Wellington Management Hedged Equity Portfolio/1/
   AST Western Asset Core Plus Bond Portfolio/3/
   AST Western Asset Emerging Markets Debt Portfolio/4/

* This variable investment option is no longer available for new investments, with limited exceptions. Please see "Investment Options" later in this prospectus for details.
(1) Available with all living and death benefits.
(2) The variable investment option is not available for allocation of Purchase Payments or contract owner transfers.
(3) Not available with HDI v2.1 and 2.0 Suite of benefits.
(4) Not available if you purchase any optional benefit.
(5) Pyramis is a registered service mark of FMR LLC. Used with permission.
(6) Not available with the X Series product.

                                   CONTENTS


GLOSSARY OF TERMS..........................................................  1
SUMMARY OF CONTRACT FEES AND CHARGES.......................................  3
EXPENSE EXAMPLES........................................................... 13
SUMMARY.................................................................... 14
INVESTMENT OPTIONS......................................................... 17
   VARIABLE INVESTMENT OPTIONS............................................. 17
   LIMITATIONS WITH OPTIONAL BENEFITS...................................... 23
FEES, CHARGES AND DEDUCTIONS............................................... 26
   ANNUITY PAYMENT OPTION CHARGES.......................................... 28
   EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES............................... 28
PURCHASING YOUR ANNUITY.................................................... 29
   REQUIREMENTS FOR PURCHASING THE ANNUITY................................. 29
   PURCHASE CREDITS UNDER THE X SERIES..................................... 30
   DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY......................... 31
   RIGHT TO CANCEL......................................................... 32
   SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT......................... 32
   SALARY REDUCTION PROGRAMS............................................... 32
MANAGING YOUR ANNUITY...................................................... 33
   CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS................. 33
MANAGING YOUR ACCOUNT VALUE................................................ 35
   DOLLAR COST AVERAGING PROGRAM........................................... 35
   AUTOMATIC REBALANCING PROGRAMS.......................................... 35
   FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS... 35
   RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS.................... 35
ACCESS TO ACCOUNT VALUE.................................................... 38
   TYPES OF DISTRIBUTIONS AVAILABLE TO YOU................................. 38
   TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES.......... 38
   FREE WITHDRAWAL AMOUNTS................................................. 38
   SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD... 39 SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL
     REVENUE CODE.......................................................... 40
   REQUIRED MINIMUM DISTRIBUTIONS.......................................... 40
SURRENDERS................................................................. 41
   SURRENDER VALUE......................................................... 41
   MEDICALLY-RELATED SURRENDERS............................................ 41
ANNUITY OPTIONS............................................................ 42
LIVING BENEFITS............................................................ 44
   HIGHEST DAILY LIFETIME(R) INCOME v2.1 BENEFIT........................... 45
   SPOUSAL HIGHEST DAILY LIFETIME(R) INCOME v2.1 BENEFIT................... 56
   HIGHEST DAILY LIFETIME INCOME v2.1 WITH HIGHEST ANNUAL DEATH BENEFIT.... 64
   SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.1 WITH HIGHEST ANNUAL DEATH
     BENEFIT............................................................... 73
   GUARANTEED RETURN OPTION PLUS II (GRO PLUS II).......................... 82


                                      (i)

   HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)...................  86
DEATH BENEFITS.............................................................  91
   TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT...............................  91
   EXCEPTIONS TO AMOUNT OF DEATH BENEFIT...................................  91
   DEATH BENEFITS..........................................................  91
   SPOUSAL CONTINUATION OF ANNUITY.........................................  92
   PAYMENT OF DEATH BENEFITS...............................................  92
   BENEFICIARY CONTINUATION OPTION.........................................  93
VALUING YOUR INVESTMENT....................................................  95
   VALUING THE SUB-ACCOUNTS................................................  95
   PROCESSING AND VALUING TRANSACTIONS.....................................  95
TAX CONSIDERATIONS.........................................................  97
OTHER INFORMATION.......................................................... 106
   PRUCO LIFE OF NEW JERSEY AND THE SEPARATE ACCOUNT....................... 106
   LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS............................ 108
   DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY........... 109
   FINANCIAL STATEMENTS.................................................... 111
   INDEMNIFICATION......................................................... 111
   LEGAL PROCEEDINGS....................................................... 111
   CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..................... 112
   HOW TO CONTACT US....................................................... 112
APPENDIX A - ACCUMULATION UNIT VALUES...................................... A-1
APPENDIX B - HIGHEST DAILY LIFETIME 6 PLUS INCOME AND SPOUSAL HIGHEST
  DAILY LIFETIME 6 PLUS INCOME BENEFIT - OFFERED FOR SALE: MARCH 15, 2010
  TO JANUARY 23, 2011...................................................... B-1
APPENDIX C - HIGHEST DAILY LIFETIME INCOME AND SPOUSAL HIGHEST DAILY
  LIFETIME INCOME BENEFIT - OFFERED FOR SALE: JANUARY 24, 2011 TO
  AUGUST 19, 2012.......................................................... C-1
APPENDIX D - HIGHEST DAILY LIFETIME INCOME 2.0, SPOUSAL HIGHEST DAILY
  LIFETIME INCOME 2.0, HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST
  ANNUAL DEATH BENEFIT, AND SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT - OFFERED FOR SALE: AUGUST 20, 2012 TO
  FEBRUARY 24, 2013........................................................ D-1
APPENDIX E - OPTIONAL DEATH BENEFITS-OFFERED FOR SALE: MARCH 15, 2010 TO
  FEBRUARY 24, 2013........................................................ E-1
APPENDIX F - FORMULA FOR GRO PLUS II....................................... F-1
APPENDIX G - FORMULA FOR HIGHEST DAILY GRO II.............................. G-1
APPENDIX H - FORMULA FOR HIGHEST DAILY LIFETIME INCOME V2.1 SUITE, HIGHEST
  DAILY LIFETIME INCOME 2.0 SUITE, HIGHEST DAILY LIFETIME INCOME SUITE AND
  HIGHEST DAILY LIFETIME 6 PLUS SUITE OF LIVING BENEFITS................... H-1


                                     (ii)

                               GLOSSARY OF TERMS


We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.

ACCOUNT VALUE: The total value of all allocations to the Sub-accounts on any Valuation Day. The Account Value is determined separately for each Sub-account and then totaled to determine the Account Value for your entire Annuity.

ACCUMULATION PERIOD: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.


ANNUAL INCOME AMOUNT: This is the annual amount of income for which you are eligible for life under the optional benefits.


ANNUITANT: The natural person upon whose life annuity payments made to the Owner are based.


ANNUITIZATION: Annuitization is the process by which you direct us to apply the Account Value to one of the available annuity options to begin making periodic payments to the Owner.


ANNUITY DATE: The date on which we apply your Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the "Latest Annuity Date."

ANNUITY YEAR: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.

BENEFICIARY(IES): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.


BENEFICIARY ANNUITY: You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the requirements discussed in this prospectus. You may transfer the proceeds of the decedent's account into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified Beneficiary Annuity.


CODE: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

CONTINGENT DEFERRED SALES CHARGE ("CDSC"): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a "contingent" charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn.

DUE PROOF OF DEATH: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds; and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

EXCESS INCOME: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that benefit year is considered excess income ("Excess Income"). Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future benefit years.

FREE LOOK: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA. In your Annuity contract, your Free Look right is referred to as your "Right to Cancel."

GOOD ORDER: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.

INVESTMENT OPTION: A Subaccount or other option available as of any given time to which Account Value may be allocated.

ISSUE DATE: The effective date of your Annuity.

KEY LIFE: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.

OWNER: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. In certain states, with an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity that has the rights and benefits designated to the "participant" in the certificate. Thus, an Owner who is a participant has rights that are comparable to those of the Owner of an individual annuity contract.

PORTFOLIO: An underlying mutual fund in which a Sub-Account of the Separate Account invests.

PURCHASE CREDIT: Under the X Series only, an amount that we add to your Annuity when you make a Purchase Payment. We are entitled to recapture Purchase Credits under certain circumstances. See "Purchasing Your Annuity - Purchase Credits under the X Series," for more details.

PURCHASE PAYMENT: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.

SEPARATE ACCOUNT: Refers to the Pruco Life Flexible Premium Variable Annuity Account, which holds assets associated with annuities issued by Pruco Life Insurance Company. Separate Account assets that are held in support of the annuities are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.

SERVICE OFFICE: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see "How to Contact Us" later in this prospectus for the Service Office address.

SUB-ACCOUNT: A division of the Separate Account.

SURRENDER VALUE: The Account Value less any applicable CDSC, any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.

UNIT: A share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.

VALUATION DAY: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

WE, US, OUR: Pruco Life Insurance Company of New Jersey.

YOU, YOUR: The Owner(s) shown in the Annuity.

                     SUMMARY OF CONTRACT FEES AND CHARGES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering one of the Annuities. The first table describes the fees and expenses that you will pay at the time you surrender an Annuity, take a partial withdrawal, or transfer Account Value between the Investment Options.

                      ANNUITY OWNER TRANSACTION EXPENSES

CONTINGENT DEFERRED SALES CHARGE ("CDSC") /1/

                                   X SERIES

                                               PERCENTAGE APPLIED
                                                AGAINST PURCHASE
                                                 PAYMENT BEING
AGE OF PURCHASE PAYMENT BEING WITHDRAWN            WITHDRAWN
---------------------------------------        ------------------
Less than one year old                                9.0%
1 year old or older, but not yet 2 years old          9.0%
2 years old or older, but not yet 3 years old         9.0%
3 years old or older, but not yet 4 years old         9.0%
4 years old or older, but not yet 5 years old         8.0%
5 years old or older, but not yet 6 years old         8.0%
6 years old or older, but not yet 7 years old         8.0%
7 years old or older, but not yet 8 years old         5.0%
8 years old or older, but not yet 9 years old         2.5%
9 or more years old                                   0.0%

                                   B SERIES

                                               PERCENTAGE APPLIED
                                                AGAINST PURCHASE
                                                 PAYMENT BEING
AGE OF PURCHASE PAYMENT BEING WITHDRAWN            WITHDRAWN
---------------------------------------        ------------------
Less than one year old                                7.0%
1 year old or older, but not yet 2 years old          7.0%
2 years old or older, but not yet 3 years old         6.0%
3 years old or older, but not yet 4 years old         6.0%
4 years old or older, but not yet 5 years old         5.0%
5 years old or older, but not yet 6 years old         5.0%
6 years old or older, but not yet 7 years old         5.0%
7 years old, or older                                 0.0%

                                   L SERIES

                                               PERCENTAGE APPLIED
                                                AGAINST PURCHASE
                                                 PAYMENT BEING
AGE OF PURCHASE PAYMENT BEING WITHDRAWN            WITHDRAWN
---------------------------------------        ------------------
Less than one year old                                7.0%
1 year old or older, but not yet 2 years old          7.0%
2 years old or older, but not yet 3 years old         6.0%
3 years old or older, but not yet 4 years old         5.0%
4 or more years old                                   0.0%

                                   C SERIES
       There is no CDSC or other sales load applicable to the C Series.

FEE/CHARGE        X SERIES  B SERIES  L SERIES  C SERIES
----------        --------  --------  --------  --------
TRANSFER FEE /2/    $10       $10       $10       $10

1 The years referenced in the above CDSC tables refer to the length of time since a Purchase Payment was made (i.e., the "age" of the Purchase Payment). Contingent Deferred Sales Charges are applied against the Purchase Payment(s) being withdrawn. Thus, the appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn to determine the amount of the CDSC. For example, if with respect to the X Series on November 1, 2019 you withdrew a Purchase Payment made on August 1, 2014, that Purchase Payment would be between 5 and 6 years old, and thus subject to an 8% CDSC. Purchase Payments are withdrawn on a "first-in, first-out" basis.
2  Currently, we deduct the fee after the 20th transfer each Annuity Year.

The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying portfolio annual expenses. These fees and charges are described in more detail within this prospectus.

                           PERIODIC FEES AND CHARGES

         FEE/CHARGE                  X SERIES                B SERIES                L SERIES                C SERIES
ANNUAL MAINTENANCE FEE /3,5/  Lesser of $30 or 2% of  Lesser of $30 or 2% of  Lesser of $30 or 2% of  Lesser of $30 or 2% of
                                  Account Value           Account Value           Account Value           Account Value

                     ANNUALIZED INSURANCE FEES/CHARGES /4/
    (assessed as a percentage of the daily net assets of the Sub-accounts)

FEE/CHARGE                                                        X SERIES B SERIES L SERIES C SERIES
MORTALITY & EXPENSE RISK CHARGE: DURING FIRST 9 ANNUITY YEARS       1.70%    1.15%    1.55%    1.60%
AFTER 9/TH/ ANNUITY YEAR                                            1.15%    1.15%    1.15%    1.15%
ADMINISTRATION CHARGE                                               0.15%    0.15%    0.15%    0.15%
TOTAL ANNUALIZED INSURANCE FEES/ CHARGES: DURING FIRST 9 ANNUITY
  YEARS /4,5/                                                       1.85%    1.30%    1.70%    1.75%
AFTER 9/TH/ ANNUITY YEAR /4,5/                                      1.30%    1.30%    1.30%    1.30%

3 Assessed annually on the Annuity's anniversary date or upon surrender. Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $100,000. For Beneficiaries who elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value and is only applicable if Account Value is less than $25,000 at the time the fee is assessed.
4 The Insurance Charge is the combination of Mortality & Expense Risk Charge and the Administration Charge. For the X Series, C Series, and L Series, on the Valuation Day immediately following the 9/th/ Annuity Anniversary, the Mortality & Expense Risk Charge drops to 1.15% annually (the B Series is a constant 1.15% annually).
5 For Beneficiaries who elect the Beneficiary Continuation Option, the Mortality and Expense Risk and Administration Charges do not apply. However, a Settlement Service Charge equal to 1.00% is assessed as a percentage of the daily net assets of the Sub-accounts as an annual charge.

The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. The next four columns show the total expenses you would pay for each class of Annuity if you purchased the relevant optional benefit. More specifically, these columns show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges (during the first 9 Annuity Years) applicable to the Annuity class (as shown in the prior table). Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

                    YOUR OPTIONAL BENEFIT FEES AND CHARGES


                                             ANNUALIZED     TOTAL         TOTAL         TOTAL         TOTAL
                                              OPTIONAL    ANNUALIZED    ANNUALIZED    ANNUALIZED    ANNUALIZED
                                            BENEFIT FEE/  CHARGE /7/    CHARGE /7/    CHARGE /7/    CHARGE /7/
OPTIONAL BENEFIT                             CHARGE /6/  FOR X SERIES  FOR B SERIES  FOR L SERIES  FOR C SERIES
----------------                            ------------ ------------- ------------- ------------- -------------
HIGHEST DAILY LIFETIME INCOME
  V2.1 /10/
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE
  AND PROTECTED WITHDRAWAL VALUE)

MAXIMUM CHARGE /8/                             2.00%     1.85% + 2.00% 1.30% + 2.00% 1.70% + 2.00% 1.75% + 2.00%
CURRENT CHARGE                                 1.00%     1.85% + 1.00% 1.30% + 1.00% 1.70% + 1.00% 1.75% + 1.00%
SPOUSAL HIGHEST DAILY LIFETIME
  INCOME V2.1 /10/
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE
  AND PROTECTED WITHDRAWAL VALUE)

MAXIMUM CHARGE /8/                             2.00%     1.85% + 2.00% 1.30% + 2.00% 1.70% + 2.00% 1.75% + 2.00%
CURRENT CHARGE                                 1.10%     1.85% + 1.10% 1.30% + 1.10% 1.70% + 1.10% 1.75% + 1.10%
HIGHEST DAILY LIFETIME INCOME
  V2.1 WITH HIGHEST ANNUAL
  DEATH BENEFIT /10/
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE
  AND PROTECTED WITHDRAWAL VALUE)

MAXIMUM CHARGE /8/                             2.00%     1.85% + 2.00% 1.30% + 2.00% 1.70% + 2.00% 1.75% + 2.00%
CURRENT CHARGE                                 1.40%     1.85% + 1.40% 1.30% + 1.40% 1.70% + 1.40% 1.75% + 1.40%
SPOUSAL HIGHEST DAILY LIFETIME
  INCOME V2.1 WITH HIGHEST
  ANNUAL DEATH BENEFIT /10/
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE
  AND PROTECTED WITHDRAWAL VALUE)

MAXIMUM CHARGE /8/                             2.00%     1.85% + 2.00% 1.30% + 2.00% 1.70% + 2.00% 1.75% + 2.00%
CURRENT CHARGE                                 1.50%     1.85% + 1.50% 1.30% + 1.50% 1.70% + 1.50% 1.75% + 1.50%

                    YOUR OPTIONAL BENEFIT FEES AND CHARGES


                                             ANNUALIZED     TOTAL         TOTAL         TOTAL         TOTAL
                                              OPTIONAL    ANNUALIZED    ANNUALIZED    ANNUALIZED    ANNUALIZED
                                            BENEFIT FEE/  CHARGE /7/    CHARGE /7/    CHARGE /7/    CHARGE /7/
OPTIONAL BENEFIT                             CHARGE /6/  FOR X SERIES  FOR B SERIES  FOR L SERIES  FOR C SERIES
----------------                            ------------ ------------- ------------- ------------- -------------
HIGHEST DAILY LIFETIME INCOME
  2.0/11/
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE
  AND PROTECTED WITHDRAWAL VALUE)

MAXIMUM CHARGE/8/                              2.00%     1.85% + 2.00% 1.30% + 2.00% 1.70% + 2.00% 1.75% + 2.00%
CURRENT CHARGE                                 1.00%     1.85% + 1.00% 1.30% + 1.00% 1.70% + 1.00% 1.75% + 1.00%
SPOUSAL HIGHEST DAILY LIFETIME
  INCOME 2.0/11/
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE
  AND PROTECTED WITHDRAWAL VALUE)

MAXIMUM CHARGE/8/                              2.00%     1.85% + 2.00% 1.30% + 2.00% 1.70% + 2.00% 1.75% + 2.00%
CURRENT CHARGE                                 1.10%     1.85% + 1.10% 1.30% + 1.10% 1.70% + 1.10% 1.75% + 1.10%
HIGHEST DAILY LIFETIME INCOME
  2.0 WITH HIGHEST ANNUAL DEATH
  BENEFIT/11/
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE
  AND PROTECTED WITHDRAWAL VALUE)

MAXIMUM CHARGE /8/                             2.00%     1.85% + 2.00% 1.30% + 2.00% 1.70% + 2.00% 1.75% + 2.00%
CURRENT CHARGE                                 1.40%     1.85% + 1.40% 1.30% + 1.40% 1.70% + 1.40% 1.75% + 1.40%
SPOUSAL HIGHEST DAILY LIFETIME
  INCOME 2.0 WITH HIGHEST
  ANNUAL DEATH BENEFIT/11/
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE
  AND PROTECTED WITHDRAWAL VALUE)

MAXIMUM CHARGE/8/                              2.00%     1.85% + 2.00% 1.30% + 2.00% 1.70% + 2.00% 1.75% + 2.00%
CURRENT CHARGE                                 1.50%     1.85% + 1.50% 1.30% + 1.50% 1.70% + 1.50% 1.75% + 1.50%
HIGHEST DAILY LIFETIME INCOME
  AND SPOUSAL HIGHEST DAILY
  LIFETIME INCOME/12/
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE
  AND PROTECTED WITHDRAWAL VALUE)

MAXIMUM CHARGE/8/                              1.50%     1.85% + 1.50% 1.30% + 1.50% 1.70% + 1.50% 1.75% + 1.50%
CURRENT CHARGE                                 0.95%     1.85% + 0.95% 1.30% + 0.95% 1.70% + 0.95% 1.75% + 0.95%

                    YOUR OPTIONAL BENEFIT FEES AND CHARGES


                                             ANNUALIZED     TOTAL         TOTAL         TOTAL         TOTAL
                                              OPTIONAL    ANNUALIZED    ANNUALIZED    ANNUALIZED    ANNUALIZED
                                            BENEFIT FEE/  CHARGE /7/    CHARGE /7/    CHARGE /7/    CHARGE /7/
OPTIONAL BENEFIT                             CHARGE /6/  FOR X SERIES  FOR B SERIES  FOR L SERIES  FOR C SERIES
----------------                            ------------ ------------- ------------- ------------- -------------
HIGHEST DAILY LIFETIME
6 PLUS INCOME /13/
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE
  AND PROTECTED WITHDRAWAL VALUE)

MAXIMUM CHARGE /8/                             1.50%     1.85% + 1.50% 1.30% + 1.50% 1.70% + 1.50% 1.75% + 1.50%
CURRENT CHARGE                                 0.85%     1.85% + 0.85% 1.30% + 0.85% 1.70% + 0.85% 1.75% + 0.85%
SPOUSAL HIGHEST DAILY
  LIFETIME 6 PLUS INCOME /13/
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE
  AND PROTECTED WITHDRAWAL VALUE)

MAXIMUM CHARGE /8/                             1.50%     1.85% + 1.50% 1.30% + 1.50% 1.70% + 1.50% 1.75% + 1.50%
CURRENT CHARGE                                 0.95%     1.85% + 0.95% 1.30% + 0.95% 1.70% + 0.95% 1.75% + 0.95%
GUARANTEED RETURN OPTION
  PLUS II (GRO PLUS II) CHARGE /9/             0.60%             2.45%         1.90%         2.30%         2.35%
(ASSESSED AS A PERCENTAGE OF THE DAILY NET
  ASSETS OF THE SUB-ACCOUNTS)
HIGHEST DAILY GUARANTEED
  RETURN OPTION II (HD GRO II)
  CHARGE /9/                                   0.60%             2.45%         1.90%         2.30%         2.35%
(ASSESSED AS A PERCENTAGE OF THE DAILY NET
  ASSETS OF THE SUB-ACCOUNTS)
HIGHEST ANNIVERSARY VALUE
  DEATH BENEFIT ("HAV") CHARGE /9, 14/         0.40%             2.25%         1.70%         2.10%         2.15%
(ASSESSED AS A PERCENTAGE OF THE DAILY NET
  ASSETS OF THE SUB-ACCOUNTS)



6 The charge for each of Highest Daily Lifetime Income Suite of Benefits listed above is assessed against the greater of Account Value and the Protected Withdrawal Value (PWV). We deduct this charge on quarterly anniversaries of the benefit effective date. More information regarding the quarterly deductions and a description of the PWV appear in the Living Benefits section of this prospectus. The charge for each of GRO Plus II, Highest Daily GRO II, and Highest Anniversary Value Death Benefit is assessed as a percentage of the daily net assets of the Sub-accounts.


7  HOW THE OPTIONAL BENEFIT FEES AND CHARGES ARE DETERMINED:

   For Highest Daily Lifetime Income Suite of Benefits listed above: The charge is taken out of the Sub-accounts. For B Series, in all Annuity Years, the current optional benefit charge is in addition to the 1.30% annualized charge of amounts invested in the Sub-accounts. For each of the L Series, X Series, and C Series the annualized charge for the base Annuity drops after Annuity Year 9 as described below:

   Highest Daily Lifetime Income v2.1 and 2.0: 1.00% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.

   Spousal Highest Daily Lifetime Income v2.1 and 2.0: 1.10% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.

   Highest Daily Lifetime Income v2.1 and 2.0 with Highest Annual Death
   Benefit: 1.40% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.

   Spousal Highest Daily Lifetime Income v2.1 and 2.0 with Highest Annual Death
   Benefit: 1.50% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.

   Highest Daily Lifetime Income and Spousal Highest Daily Lifetime Income:
   0.95% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.

   Highest Daily Lifetime 6 Plus: 0.85% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after Annuity Year 9.

   Spousal Highest Daily Lifetime 6 Plus: 0.95% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after Annuity Year 9.

   For GRO Plus II and Highest Daily GRO II: For B Series, the optional benefit charge plus base Annuity charge is 1.90% in all Annuity Years. In the case of L Series, X Series, and C Series, the optional benefit charge plus base Annuity charge drops to 1.90% after the 9th Annuity Year.

   Highest Anniversary Value Death Benefit: For B Series, the optional benefit charge plus base Annuity charge is 1.70% in all Annuity Years. In the case of the L Series, X Series, and C Series, the optional benefit charge plus base Annuity charge drops to 1.70% after the 9th Annuity Year.

8 We reserve the right to increase the charge to the maximum charge indicated, upon any step-up under the benefit. Also, if you decide to elect or re-add a benefit after your contract has been issued, the charge for the benefit under your contract will equal the current charge for new benefit election up to the maximum indicated.

9 Because there is no higher charge to which we could increase the current charge, the current charge and maximum charge are one and the same. Thus, so long as you retain the benefit, we cannot increase your charge for the benefit.
10 This benefit is currently available to you subject to our eligibility requirements.
11 This benefit was offered from August 20, 2012 to February 24, 2013.
12 This benefit was offered from January 24, 2011 to August 19, 2012.
13 This benefit was offered from March 15, 2010 to January 23, 2011.
14 This benefit was offered from March 15, 2010 to August 19, 2012.


The following table provides the range (minimum and maximum) of the total annual expenses for the underlying Portfolios for the year ended December 31, 2014 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.


                   TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES


                                    MINIMUM MAXIMUM
                                    ------- -------
TOTAL PORTFOLIO OPERATING EXPENSES   0.60%   9.30%



The following are the total annual expenses for each underlying Portfolio for the year ended December 31, 2014, except as noted and except if the underlying Portfolio's inception date is subsequent to December 31, 2014. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life of New Jersey with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current summary prospectuses, prospectuses and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com.



               UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

   (as a percentage of the average net assets of the underlying Portfolios)





                                                            For the year ended December 31, 2014
                               ---------------------------------------------------------------------------------------------
                                                                          Broker              Total                    Net
                                                                Dividend Fees and Acquired   Annual                  Annual
                                                   Distribution Expense  Expenses Portfolio Portfolio  Fee Waiver     Fund
                               Management  Other     (12b-1)    on Short on Short  Fees &   Operating  or Expense   Operating
FUNDS                             Fees    Expenses     Fees      Sales    Sales   Expenses  Expenses  Reimbursement Expenses
-----                          ---------- -------- ------------ -------- -------- --------- --------- ------------- ---------
AST Academic Strategies Asset
  Allocation Portfolio            0.70%     0.03%      0.04%      0.05%    0.01%    0.63%     1.46%        0.00%      1.46%
AST Advanced Strategies
  Portfolio*                      0.80%     0.02%      0.10%      0.00%    0.00%    0.05%     0.97%        0.01%      0.96%
AST AQR Emerging Markets
  Equity Portfolio                1.09%     0.16%      0.10%      0.00%    0.00%    0.00%     1.35%        0.00%      1.35%
AST AQR Large-Cap Portfolio*      0.72%     0.01%      0.10%      0.00%    0.00%    0.00%     0.83%        0.24%      0.59%
AST Balanced Asset Allocation
  Portfolio                       0.15%     0.01%      0.00%      0.00%    0.00%    0.75%     0.91%        0.00%      0.91%
AST BlackRock Global
  Strategies Portfolio            0.97%     0.04%      0.10%      0.00%    0.00%    0.02%     1.13%        0.00%      1.13%
AST BlackRock iShares ETF
  Portfolio*                      0.89%     0.07%      0.10%      0.00%    0.00%    0.21%     1.27%        0.25%      1.02%
AST BlackRock/Loomis Sayles
  Bond Portfolio*                 0.61%     0.02%      0.10%      0.00%    0.00%    0.00%     0.73%        0.03%      0.70%
AST Bond Portfolio 2017*          0.63%     0.14%      0.10%      0.00%    0.00%    0.00%     0.87%        0.00%      0.87%
AST Bond Portfolio 2018*          0.63%     0.10%      0.10%      0.00%    0.00%    0.00%     0.83%        0.00%      0.83%
AST Bond Portfolio 2019*          0.63%     0.21%      0.10%      0.00%    0.00%    0.00%     0.94%        0.00%      0.94%
AST Bond Portfolio 2020*          0.63%     0.11%      0.10%      0.00%    0.00%    0.00%     0.84%        0.00%      0.84%
AST Bond Portfolio 2021*          0.63%     0.10%      0.10%      0.00%    0.00%    0.00%     0.83%        0.00%      0.83%
AST Bond Portfolio 2022*          0.63%     0.20%      0.10%      0.00%    0.00%    0.00%     0.93%        0.00%      0.93%
AST Bond Portfolio 2023*          0.63%     0.06%      0.10%      0.00%    0.00%    0.00%     0.79%        0.01%      0.78%
AST Bond Portfolio 2024*          0.63%     0.09%      0.10%      0.00%    0.00%    0.00%     0.82%        0.00%      0.82%
AST Bond Portfolio 2025*          0.63%     0.38%      0.10%      0.00%    0.00%    0.00%     1.11%        0.12%      0.99%

               UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

   (as a percentage of the average net assets of the underlying Portfolios)


                                                               For the year ended December 31, 2014
                                  ---------------------------------------------------------------------------------------------
                                                                             Broker              Total                    Net
                                                                   Dividend Fees and Acquired   Annual                  Annual
                                                      Distribution Expense  Expenses Portfolio Portfolio  Fee Waiver     Fund
                                  Management  Other     (12b-1)    on Short on Short  Fees &   Operating  or Expense   Operating
FUNDS                                Fees    Expenses     Fees      Sales    Sales   Expenses  Expenses  Reimbursement Expenses
-----                             ---------- -------- ------------ -------- -------- --------- --------- ------------- ---------
AST Bond Portfolio 2026*            0. 63%     0.05%      0.10%      0.00%    0.00%    0.00%     0.78%        0.00%      0.78%
AST Boston Partners Large-Cap
  Value Portfolio                    0.73%     0.03%      0.10%      0.00%    0.00%    0.00%     0.86%        0.00%      0.86%
AST Capital Growth Asset
  Allocation Portfolio               0.15%     0.01%      0.00%      0.00%    0.00%    0.76%     0.92%        0.00%      0.92%
AST ClearBridge Dividend
  Growth Portfolio*                  0.82%     0.02%      0.10%      0.00%    0.00%    0.00%     0.94%        0.11%      0.83%
AST Cohen & Steers Realty
  Portfolio*                         0.98%     0.03%      0.10%      0.00%    0.00%    0.00%     1.11%        0.07%      1.04%
AST Defensive Asset Allocation
  Portfolio                          0.15%     0.06%      0.00%      0.00%    0.00%    0.73%     0.94%        0.00%      0.94%
AST FI Pyramis(R) Asset
  Allocation Portfolio*              0.82%     0.03%      0.10%      0.00%    0.00%    0.00%     0.95%        0.02%      0.93%
AST FI Pyramis(R) Quantitative
  Portfolio*                         0.81%     0.03%      0.10%      0.00%    0.00%    0.00%     0.94%        0.14%      0.80%
AST Franklin Templeton
  Founding Funds Allocation
  Portfolio*                         0.91%     0.02%      0.10%      0.00%    0.00%    0.00%     1.03%        0.00%      1.03%
AST Franklin Templeton
  Founding Funds Plus Portfolio      0.02%     0.02%      0.00%      0.00%    0.00%    1.01%     1.05%        0.00%      1.05%
AST Global Real Estate Portfolio     0.98%     0.05%      0.10%      0.00%    0.00%    0.00%     1.13%        0.00%      1.13%
AST Goldman Sachs Large-Cap
  Value Portfolio*                   0.72%     0.02%      0.10%      0.00%    0.00%    0.00%     0.84%        0.01%      0.83%
AST Goldman Sachs Mid-Cap
  Growth Portfolio*                  0.98%     0.03%      0.10%      0.00%    0.00%    0.00%     1.11%        0.05%      1.06%
AST Goldman Sachs Multi-Asset
  Portfolio*                         0.92%     0.05%      0.10%      0.00%    0.00%    0.00%     1.07%        0.21%      0.86%
AST Goldman Sachs Small-Cap
  Value Portfolio*                   0.93%     0.03%      0.10%      0.00%    0.00%    0.06%     1.12%        0.01%      1.11%
AST Herndon Large-Cap Value
  Portfolio*                         0.83%     0.02%      0.10%      0.00%    0.00%    0.00%     0.95%        0.15%      0.80%
AST High Yield Portfolio             0.72%     0.04%      0.10%      0.00%    0.00%    0.00%     0.86%        0.00%      0.86%
AST International Growth
  Portfolio*                         0.97%     0.02%      0.10%      0.00%    0.00%    0.00%     1.09%        0.01%      1.08%
AST International Value
  Portfolio                          0.97%     0.03%      0.10%      0.00%    0.00%    0.00%     1.10%        0.00%      1.10%
AST Investment Grade Bond
  Portfolio*                         0.63%     0.05%      0.10%      0.00%    0.00%    0.00%     0.78%        0.03%      0.75%
AST J.P. Morgan Global
  Thematic Portfolio                 0.92%     0.04%      0.10%      0.00%    0.00%    0.00%     1.06%        0.00%      1.06%
AST J.P. Morgan International
  Equity Portfolio                   0.86%     0.06%      0.10%      0.00%    0.00%    0.00%     1.02%        0.00%      1.02%
AST J.P. Morgan Strategic
  Opportunities Portfolio            0.97%     0.05%      0.10%      0.10%    0.00%    0.00%     1.22%        0.00%      1.22%
AST Jennison Large-Cap Growth
  Portfolio                          0.88%     0.02%      0.10%      0.00%    0.00%    0.00%     1.00%        0.00%      1.00%
AST Large-Cap Value Portfolio        0.72%     0.02%      0.10%      0.00%    0.00%    0.00%     0.84%        0.00%      0.84%

               UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

   (as a percentage of the average net assets of the underlying Portfolios)


                                                             For the year ended December 31, 2014
                                ---------------------------------------------------------------------------------------------
                                                                           Broker              Total                    Net
                                                                 Dividend Fees and Acquired   Annual                  Annual
                                                    Distribution Expense  Expenses Portfolio Portfolio  Fee Waiver     Fund
                                Management  Other     (12b-1)    on Short on Short  Fees &   Operating  or Expense   Operating
FUNDS                              Fees    Expenses     Fees      Sales    Sales   Expenses  Expenses  Reimbursement Expenses
-----                           ---------- -------- ------------ -------- -------- --------- --------- ------------- ---------
AST Legg Mason Diversified         0.89%                                             0.12%     9.30%        8.23%
  Growth Portfolio*                          8.19%      0.10%      0.00%    0.00%                                      1.07%
AST Loomis Sayles Large-Cap
  Growth Portfolio*                0.87%     0.01%      0.10%      0.00%    0.00%    0.00%     0.98%        0.06%      0.92%
AST Lord Abbett Core Fixed
  Income Portfolio*                0.77%     0.02%      0.10%      0.00%    0.00%    0.00%     0.89%        0.29%      0.60%
AST MFS Global Equity
  Portfolio                        0.98%     0.05%      0.10%      0.00%    0.00%    0.00%     1.13%        0.00%      1.13%
AST MFS Growth Portfolio           0.87%     0.02%      0.10%      0.00%    0.00%    0.00%     0.99%        0.00%      0.99%
AST MFS Large-Cap Value
  Portfolio                        0.83%     0.04%      0.10%      0.00%    0.00%    0.00%     0.97%        0.00%      0.97%
AST Mid-Cap Value Portfolio        0.94%     0.04%      0.10%      0.00%    0.00%    0.00%     1.08%        0.00%      1.08%
AST Money Market Portfolio         0.47%     0.03%      0.10%      0.00%    0.00%    0.00%     0.60%        0.00%      0.60%
AST Neuberger Berman / LSV
  Mid-Cap Value Portfolio*         0.88%     0.02%      0.10%      0.00%    0.00%    0.00%     1.00%        0.00%      1.00%
AST Neuberger Berman Core
  Bond Portfolio*                  0.68%     0.04%      0.10%      0.00%    0.00%    0.00%     0.82%        0.15%      0.67%
AST Neuberger Berman Mid-
  Cap Growth Portfolio*            0.88%     0.03%      0.10%      0.00%    0.00%    0.00%     1.01%        0.01%      1.00%
AST New Discovery Asset
  Allocation Portfolio*            0.83%     0.08%      0.10%      0.00%    0.00%    0.00%     1.01%        0.01%      1.00%
AST Parametric Emerging
  Markets Equity                   1.08%     0.24%      0.10%      0.00%    0.00%    0.00%     1.42%        0.00%      1.42%
AST PIMCO Limited Maturity
  Bond Portfolio                   0.63%     0.04%      0.10%      0.00%    0.00%    0.00%     0.77%        0.00%      0.77%
AST Preservation Asset
  Allocation Portfolio             0.15%     0.01%      0.00%      0.00%    0.00%    0.71%     0.87%        0.00%      0.87%
AST Prudential Core Bond
  Portfolio*                       0.66%     0.02%      0.10%      0.00%    0.00%    0.00%     0.78%        0.03%      0.75%
AST Prudential Growth
  Allocation Portfolio             0.80%     0.03%      0.10%      0.00%    0.00%    0.01%     0.94%        0.00%      0.94%
AST QMA Emerging Markets
  Equity Portfolio                 1.09%     0.24%      0.10%      0.00%    0.00%    0.02%     1.45%        0.00%      1.45%
AST QMA Large-Cap Portfolio        0.72%     0.01%      0.10%      0.00%    0.00%    0.00%     0.83%        0.00%      0.83%
AST QMA US Equity Alpha
  Portfolio                        0.99%     0.04%      0.10%      0.13%    0.25%    0.00%     1.51%        0.00%      1.51%
AST Quantitative Modeling
  Portfolio                        0.25%     0.03%      0.00%      0.00%    0.00%    0.84%     1.12%        0.00%      1.12%
AST RCM World Trends
  Portfolio                        0.91%     0.03%      0.10%      0.00%    0.00%    0.00%     1.04%        0.00%      1.04%
AST Schroders Global Tactical
  Portfolio                        0.91%     0.03%      0.10%      0.00%    0.00%    0.11%     1.15%        0.00%      1.15%
AST Schroders Multi-Asset
  World Strategic Portfolio        1.06%     0.04%      0.10%      0.00%    0.00%    0.09%     1.29%        0.00%      1.29%
AST Small Cap Growth Portfolio     0.88%     0.03%      0.10%      0.00%    0.00%    0.00%     1.01%        0.00%      1.01%
AST Small Cap Value Portfolio      0.87%     0.03%      0.10%      0.00%    0.00%    0.02%     1.02%        0.00%      1.02%

               UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

   (as a percentage of the average net assets of the underlying Portfolios)


                                                          For the year ended December 31, 2014
                             ---------------------------------------------------------------------------------------------
                                                                        Broker              Total                    Net
                                                              Dividend Fees and Acquired   Annual                  Annual
                                                 Distribution Expense  Expenses Portfolio Portfolio  Fee Waiver     Fund
                             Management  Other     (12b-1)    on Short on Short  Fees &   Operating  or Expense   Operating
FUNDS                           Fees    Expenses     Fees      Sales    Sales   Expenses  Expenses  Reimbursement Expenses
-----                        ---------- -------- ------------ -------- -------- --------- --------- ------------- ---------
AST Small-Cap Growth
  Opportunities Portfolio       0.93%     0.04%      0.10%      0.00%    0.00%    0.00%     1.07%        0.00%      1.07%
AST T. Rowe Price Asset
  Allocation Portfolio*         0.79%     0.02%      0.10%      0.00%    0.00%    0.00%     0.91%        0.02%      0.89%
AST T. Rowe Price Equity
  Income Portfolio              0.72%     0.02%      0.10%      0.00%    0.00%    0.00%     0.84%        0.00%      0.84%
AST T. Rowe Price Growth
  Opportunities Portfolio       0.89%     0.61%      0.10%      0.00%    0.00%    0.00%     1.60%        0.00%      1.60%
AST T. Rowe Price Large-Cap
  Growth Portfolio              0.85      0.02       0.10%      0.00%    0.00%    0.00%     0.97%        0.00%      0.97%
AST T. Rowe Price Natural
  Resources Portfolio           0.88%     0.04%      0.10%      0.00%    0.00%    0.00%     1.02%        0.00%      1.02%
AST Templeton Global Bond
  Portfolio                     0.78%     0.09%      0.10%      0.00%    0.00%    0.00%     0.97%        0.00%      0.97%
AST Wellington Mgmt Hedged
  Equity Portfolio              0.97%     0.03%      0.10%      0.00%    0.00%    0.02%     1.12%        0.00%      1.12%
AST Western Asset Core Plus
  Bond Portfolio*               0.66%     0.03%      0.10%      0.00%    0.00%    0.00%     0.79%        0.20%      0.59%
AST Western Asset Emerging
  Markets Debt Portfolio*       0.84%     0.06%      0.10%      0.00%    0.00%    0.00%     1.00%        0.05%      0.95%



*  See notes immediately below for important information about this fund.

AST ADVANCED STRATEGIES PORTFOLIO The Investment Managers have contractually agreed to waive 0.014% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST AQR LARGE-CAP PORTFOLIO The Investment Managers have contractually agreed to waive 0.24% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST BLACKROCK ISHARES ETF PORTFOLIO The Investment Managers have contractually agreed to waive a portion of their investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees (after the waiver described in the first sentence) and other expenses (including distribution fees, acquired fund fees and expenses due to investments in iShares ETFs, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio's average daily net assets through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO The Investment Managers have contractually agreed to waive 0.035% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST TARGET YEAR BOND PORTFOLIOS The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for each Portfolio so that each Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.99% of each Portfolio's average daily net assets through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO The Investment Managers have contractually agreed to waive 0.11% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST COHEN& STEERS REALITY PORTFOLIO The Investment Managers have contractually agreed to waive 0.07% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO The Investment Managers have contractually agreed to waive 0.018% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST FI PYRAMIS(R) QUANTITATIVE PORTFOLIO The Investment Managers have contractually agreed to waive 0.14% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, underlying fund fees and expenses, and extraordinary expenses) for the Portfolio do not exceed 1.10% of the average daily net assets of the Portfolio through June 30, 2016. This expense limitation may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO The Investment Managers have contractually agreed to waive 0.013% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO The Investment Managers have contractually agreed to waive 0.053% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO The Investment Managers have contractually agreed to waive 0.213% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST HERNDON LARGE-CAP VALUE PORTFOLIO The Investment Managers have contractually agreed to waive 0.15% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST INTERNATIONAL GROWTH PORTFOLIO The Investment Managers have contractually agreed to waive 0.013% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST INVESTMENT GRADE BOND PORTFOLIO The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for each Portfolio so that each Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.99% of each Portfolio's average daily net assets through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the portfolio's investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest and brokerage commissions) do not exceed 1.07% of the Portfolio's average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2016, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2016 will be subject to review by the Manager and the Trust's Board of Trustees.

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO The Investment Managers have contractually agreed to waive 0.06% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO The Investment Managers have contractually agreed to waive 0.16% of their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee, as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio's average daily net assets between $500 million and $1 billion; and 0.15% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST NEUBERGER BERMAN CORE BOND PORTFOLIO The Investment Managers have contractually agreed to waive 0.14% of their investment management fee through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees, as follows: 0.025% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO The Investment Managers have contractually agreed to waive 0.005% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO The Investment Managers have contractually agreed to waive 0.003% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO The Investment Managers have contractually agreed to waive 0.009% their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio's average daily net assets through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST PRUDENTIAL CORE BOND PORTFOLIO The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows:
0.025% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2016. The waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO The Investment Managers have contractually agreed to waive 0.022% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO The Investment Managers have contractually agreed to waive 0.20% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO The Investment Managers have contractually agreed to waive 0.05% of their investment management fee through June 30, 2016. This waiver arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

                               EXPENSE EXAMPLES


These examples are intended to help you compare the cost of investing in one Pruco Life of New Jersey Annuity with the cost of investing in other Pruco Life of New Jersey Annuities and/or other variable annuities. Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and assuming your investment has a 5% return each year. The examples reflect the fees and charges listed below for each Annuity as described in "Summary of Contract Fees and Charges."

    .  Insurance Charge

    .  Contingent Deferred Sales Charge (when and if applicable)

    .  Annual Maintenance Fee

    .  Optional benefit fees, as described below

The examples also assume the following for the period shown:


    . You allocate all of your Account Value to the Sub-account with the maximum gross total operating expenses for 2014, and those expenses remain the same each year*


    . For each charge, we deduct the maximum charge rather than the current charge

    .  You make no withdrawals of your Account Value

    .  You make no transfers, or other transactions for which we charge a fee

    .  No tax charge applies


    . You elected the Spousal Highest Daily Lifetime Income 2.0 and the HAV Death Benefit (which has the maximum combination of optional benefit charges)


    . For the X Series example, no Purchase Credit is granted under the Annuity. If Purchase Credits were reflected in the calculations, expenses would be higher, because the charges would have been applied to a larger Account Value.

Amounts shown in the examples are rounded to the nearest dollar.

* Note: Not all Portfolios offered as Sub-accounts may be available depending on optional benefit selection and selling firm.

THE EXAMPLES ARE ILLUSTRATIVE ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

EXPENSE EXAMPLES ARE PROVIDED AS FOLLOWS:

If you surrender your Annuity at the end of the applicable time period:


           1 YR  3 YRS  5 YRS  10 YRS
          ------ ------ ------ -------
X SERIES  $2,209 $4,598 $6,610 $10,077
B SERIES  $1,962 $4,182 $6,153 $ 9,910
L SERIES  $1,996 $4,266 $5,768 $10,033
C SERIES  $1,300 $3,677 $5,782 $10,048


If you do not surrender your Annuity, or if you annuitize your Annuity:


           1 YR  3 YRS  5 YRS  10 YRS
          ------ ------ ------ -------
X SERIES  $1,309 $3,698 $5,810 $10,077
B SERIES  $1,262 $3,582 $5,653 $ 9,910
L SERIES  $1,296 $3,666 $5,768 $10,033
C SERIES  $1,300 $3,677 $5,782 $10,048


PLEASE SEE APPENDIX A FOR A TABLE OF ACCUMULATION UNIT VALUES.

                                    SUMMARY

This Summary describes key features of the Annuities offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing an Annuity. You should read the entire prospectus for a complete description of the Annuities. Your Financial Professional can also help you if you have questions.

THE ANNUITY: The variable annuity contract issued by Pruco Life of New Jersey is a contract between you, the Owner, and Pruco Life of New Jersey, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the contract.

The Annuity offers various investment portfolios. With the help of your Financial Professional, you choose how to invest your money within your Annuity (subject to certain restrictions; see "Investment Options"). Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in "underlying" mutual funds.

This prospectus describes four different Annuities. The Annuities differ primarily in the fees and charges deducted and whether the Annuity provides Purchase Credits in certain circumstances. With the help of your Financial Professional, you choose the Annuity that is suitable for you based on your time horizon, liquidity needs, and desire for Purchase Credits.

GENERALLY SPEAKING, VARIABLE ANNUITIES ARE INVESTMENTS DESIGNED TO BE HELD FOR THE LONG TERM. WORKING WITH YOUR FINANCIAL PROFESSIONAL, YOU SHOULD CAREFULLY CONSIDER WHETHER A VARIABLE ANNUITY IS APPROPRIATE FOR YOU GIVEN YOUR LIFE EXPECTANCY, NEED FOR INCOME, AND OTHER PERTINENT FACTORS.

PURCHASE: Your eligibility to purchase is based on your age and the amount of your initial Purchase Payment. See your Financial Professional to complete an application.

          MAXIMUM AGE FOR  MINIMUM INITIAL
ANNUITY   INITIAL PURCHASE PURCHASE PAYMENT
-------   ---------------- ----------------
X SERIES         80            $10,000
B SERIES         85            $ 1,000
L SERIES         85            $10,000
C SERIES         85            $10,000

The "Maximum Age for Initial Purchase" applies to the oldest Owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. For Annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life.

After you purchase your Annuity, you will have a limited period of time during which you may cancel (or "Free Look") the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period.

Please see "Requirements for Purchasing the Annuity" for additional information.


INVESTMENT OPTIONS: You may choose from a variety of variable Investment Options ranging from conservative to aggressive. Our optional benefits limit your ability to invest in certain variable Investment Options otherwise available to you under the Annuity. Each of the underlying Portfolios is described in its own prospectus, which you should read before investing. You can obtain the summary prospectuses for the portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com. There is no assurance that any variable Investment Option will meet its investment objective.


Please see "Investment Options," and "Managing Your Account Value" for information.

ACCESS TO YOUR MONEY: You can receive income by taking withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax, and may be subject to a Contingent Deferred Sales Charge (discussed below). You may withdraw up to 10% of your Purchase Payments each year without being subject to a Contingent Deferred Sales Charge.

You may elect to receive income through annuity payments over your lifetime, also called "Annuitization". If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs. Please see "Access to Account Value" and "Annuity Options" for more information.

OPTIONAL LIVING BENEFITS

GUARANTEED LIFETIME WITHDRAWAL BENEFITS. We offer optional living benefits, for an additional charge, that guarantee your ability to take withdrawals for life as a percentage of "Protected Withdrawal Value", even if your Account Value falls to zero (unless it does so due to a withdrawal of Excess Income). Your Protected Withdrawal Value is not the same as your Account Value, and it is not available for a lump sum withdrawal. The Account Value has no guarantees, may fluctuate, and can lose value. Withdrawals in excess of the Annual Income Amount, called "Excess Income," will impact the value of the benefit including a permanent reduction in future guaranteed amounts. In marketing and other materials, we may refer to Excess Income as "Excess Withdrawals".

We currently offer the following optional benefits:

..   Highest Daily Lifetime Income v2.1

..   Spousal Highest Daily Lifetime Income v2.1

..   Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit

..   Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit

We previously offered the following optional living benefits during the periods indicated.

Offered from August 20, 2012 to February 24, 2013:

..   Highest Daily Lifetime Income 2.0

..   Spousal Highest Daily Lifetime Income 2.0

..   Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit

..   Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit

Please see Appendix D for information pertaining to the Highest Daily Lifetime Income 2.0 Suite of benefits.

Offered from January 24, 2011 to August 19, 2012:

..   Highest Daily Lifetime Income

..   Spousal Highest Daily Lifetime Income

Please see Appendix C for information pertaining to the Highest Daily Lifetime Income Suite of benefits.

Offered from March 15, 2010 to January 23, 2011:

..   Highest Daily Lifetime 6 Plus Income

..   Spousal Highest Daily Lifetime 6 Plus Income

Please see Appendix B for information pertaining to the Highest Daily Lifetime 6 Plus Suite of benefits.

As a condition of electing an optional living benefit, we limit the Investment Options to which you may allocate your Account Value. Also, these benefits utilize predetermined mathematical formulas to help us manage your guarantee through all market cycles. Under the pre-determined mathematical formula, your Account Value may be transferred between certain "permitted Sub-accounts" on the one hand and the AST Investment Grade Bond Sub-account on the other hand. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formulas.

In the "Living Benefits" section, we describe guaranteed minimum withdrawal benefits that allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). PLEASE BE AWARE THAT IF YOU WITHDRAW MORE THAN THAT AMOUNT IN A GIVEN ANNUITY YEAR (I.E., EXCESS INCOME), THAT WITHDRAWAL MAY PERMANENTLY REDUCE THE GUARANTEED AMOUNT YOU CAN WITHDRAW IN FUTURE YEARS. PLEASE ALSO NOTE THAT IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO AS A RESULT OF A WITHDRAWAL OF EXCESS INCOME, BOTH THE OPTIONAL BENEFIT AND THE ANNUITY WILL TERMINATE. THUS, YOU SHOULD THINK CAREFULLY BEFORE TAKING A WITHDRAWAL OF EXCESS INCOME. If you wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed withdrawal amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.

GUARANTEED MINIMUM ACCUMULATION BENEFITS. For Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm, we offer two optional benefits, for an additional charge, that guarantee your Account Value to a certain level after a stated period of years. As part of these benefits you may invest only in certain permitted Investment Options. These benefits each utilize a predetermined mathematical formula to help manage your guarantee through all market cycles. Under each pre-determined mathematical formula, your Account Value may be transferred between certain "permitted Sub-accounts" and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formulas.

These benefits are:

..   Guaranteed Return Option(SM) Plus II*

..   Highest Daily(SM) Guaranteed Return Option II*

* Available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm.

Please see "Living Benefits" for more information.

DEATH BENEFITS: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. Each of our Annuities offers a minimum death benefit. Please see "Minimum Death Benefit" for more information.

PURCHASE CREDITS: We apply a "Purchase Credit" to your Annuity's Account Value with respect to certain Purchase Payments you make under the X Series Annuity. The Purchase Credit is equal to a percentage of each Purchase Payment. The amount of the Purchase Credit depends on your age at the time the Purchase Payment is made and the number of years that the Annuity has been in force. Because the X Series Annuity grants Purchase Credits with respect to your Purchase Payments, the expenses of the X Series Annuity are higher than expenses for an Annuity without a Purchase Credit. In addition, the amount of the Purchase Credits that you receive under the X Series Annuity may be more than offset over time by the additional fees and charges associated with the Purchase Credit.


FEES AND CHARGES: Each Annuity, and the optional living benefits and optional death benefits, are subject to certain fees and charges, as discussed in the "Summary of Contract Fees and Charges" table earlier in this prospectus. In addition, there are fees and expenses of the underlying Portfolios.


WHAT DOES IT MEAN THAT MY ANNUITY IS "TAX DEFERRED"? Variable annuities are "tax deferred", meaning you pay no taxes on any earnings from your Annuity until you withdraw the money. You may also transfer among your Investment Options without paying a tax at the time of the transfer. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age
59 1/2, you also may be subject to a 10% federal tax penalty.

You may also purchase one of our Annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan. Although there is no additional tax advantage to a variable annuity purchased through one of these plans, the Annuity has features and benefits other than tax deferral that may make it an important investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract for use with a tax-qualified plan.


MARKET TIMING: We have market timing policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or Portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (i.e., market timing). Our market timing policies and procedures are discussed in more detail later in this prospectus entitled "Restrictions on Transfers Between Investment Options."


OTHER INFORMATION: Please see the section entitled "Other Information" for more information about our Annuities, including legal information about Pruco Life of New Jersey, the Separate Account, and underlying Portfolios.

                              INVESTMENT OPTIONS

The Investment Options under each Annuity consist of the Sub-accounts. In this section, we describe the portfolios and the investment restrictions that apply if you elect certain optional benefits.

Each Sub-account invests in an underlying Portfolio whose share price generally fluctuates each Valuation Day. The portfolios that you select, among those that are permitted, are your choice - we do not provide investment advice, nor do we recommend any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios.


As a condition of electing an optional living benefit (e.g., Highest Daily Lifetime Income v2.1), you will be prohibited from investing in certain Sub-accounts. We describe those restrictions below. In addition, all of the optional living benefits employ a predetermined mathematical formula, under which money is transferred between your chosen Sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Sub-account).

WHETHER OR NOT YOU ELECT AN OPTIONAL BENEFIT SUBJECT TO THE PREDETERMINED MATHEMATICAL FORMULA, YOU SHOULD BE AWARE THAT THE OPERATION OF THE FORMULA MAY RESULT IN LARGE-SCALE ASSET FLOWS INTO AND OUT OF THE SUB-ACCOUNTS. THESE ASSET FLOWS COULD ADVERSELY IMPACT THE PORTFOLIOS, INCLUDING THEIR RISK PROFILE, EXPENSES AND PERFORMANCE. These asset flows impact not only the Permitted Sub-accounts used with the optional benefits but also the other Sub-accounts, because the portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the portfolios could experience the following effects, among others:


(a)a Portfolio's investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategy;

(b)the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;

(c)a Portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.

The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners' Account Value may be transferred to the AST Investment Grade Bond Sub-account and other Owners' Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.

The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.

VARIABLE INVESTMENT OPTIONS


Each variable Investment Option is a Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (see "Pruco Life of New Jersey and the Separate Account" for more detailed information). Each Sub-account invests exclusively in one Portfolio. The Investment Objectives Chart below provides a description of each Portfolio's investment objective to assist you in determining which Portfolios may be of interest to you. PLEASE NOTE, THE AST INVESTMENT GRADE BOND SUB-ACCOUNT IS NOT AVAILABLE FOR ALLOCATION OF PURCHASE PAYMENTS OR OWNER-INITIATED TRANSFERS.


Not all portfolios offered as Sub-accounts may be available depending on whether you elect an optional benefit. Thus, if you elect an optional benefit, you would be precluded from investing in certain Portfolios and therefore would not receive investment appreciation (or depreciation) affecting those Portfolios.


The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same Portfolio adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios.

In the table that follows, all Portfolio names include the prefix "AST," which indicates that they are Portfolios of the Advanced Series Trust. In addition, for each Portfolio the subadviser(s), which has been engaged to conduct day-to-day management, is listed next to the description.

This Annuity offers only Portfolios managed by AST Investment Services, Inc. and/or Prudential Investments LLC, both of which are affiliated companies of Pruco Life of New Jersey of New Jersey ("Affiliated Portfolios"). Pruco Life of New Jersey and its affiliates ("Prudential Companies") receive fees and payments from the Affiliated Portfolios, which may be greater than the fees and payments Prudential Companies would receive if we offered unaffiliated portfolios. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Portfolios, we have an incentive to offer Affiliated Portfolios over other portfolios sponsored and advised by companies not affiliated with Pruco Life of New Jersey. We have an incentive to offer Portfolios managed by certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser factors in determining which Portfolios to offer under the Annuities. Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Allocations made to all AST Portfolios benefit us financially. See "Other Information" under the heading concerning "Fees and Payments Received by Pruco Life of New Jersey" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates.

In addition, we may consider the potential risk to us of offering a Portfolio in light of the benefits provided by the Annuity.


On APRIL 29, 2013, we stopped offering the AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO as a Sub-account under the Annuities, except as follows: if at any time prior to April 29, 2013 you had any portion of your Account Value allocated to the AST Franklin Templeton Founding Funds Allocation Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the AST Franklin Templeton Founding Funds Allocation Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the AST Franklin Templeton Founding Funds Allocation Sub-account prior to April 29, 2013, you cannot allocate Account Value to the AST Franklin Templeton Founding Funds Allocation Sub-account.


You may select Portfolios individually, create your own combination of Portfolios (certain limitations apply - see "Limitations with Optional Benefits" later in this section), or select from among combinations of Portfolios that we have created called "Prudential Portfolio Combinations." Under Prudential Portfolio Combinations, each Portfolio Combination consists of several asset allocation portfolios, each of which represents a specified percentage of your allocations. If you elect to invest according to one of these Portfolio Combinations, we will allocate your initial Purchase Payment among the Sub-accounts within the Portfolio Combination according to the percentage allocations. You may elect to allocate additional Purchase Payments according to the composition of the Portfolio Combination, although if you do not make such an explicit election, we will allocate additional Purchase Payments as discussed below under "Additional Purchase Payments."


Once you have selected a Portfolio Combination, we will not rebalance your Account Value to take into account differences in performance among the Sub-accounts. This is a static, point of sale model allocation. Over time, the percentages in each asset allocation Portfolio may vary from the Portfolio Combination you selected when you purchased your Annuity based on the performance of each of the Portfolios within the Portfolio Combination. However, you may elect to participate in an automatic rebalancing program, under which we would transfer Account Value periodically so that your Account Value allocated to the Sub-accounts is brought back to the exact percentage allocations stipulated by the Portfolio Combination you elected. Please see "Automatic Rebalancing Programs" below for details about how such a program operates. If you are participating in an optional living benefit (such as Highest Daily Lifetime Income v2.1) that uses a pre-determined mathematical formula, under which your Account Value may be transferred between "Permitted Sub-accounts" and a bond portfolio sub-account, and you have opted for automatic rebalancing in addition to Prudential Portfolio Combinations, you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that existed originally as part of Prudential Portfolio Combinations.

If you are interested in a Portfolio Combination, you should work with your Financial Professional to select the Portfolio Combination that is appropriate for you, in light of your investment time horizon, investment goals and expectations and market risk tolerance, and other relevant factors. In providing these Portfolio Combinations, we are not providing investment advice. You are responsible for determining which Portfolio Combination or Sub-account(s) is best for you. Asset allocation does not ensure a profit or protect against a loss.




THE FOLLOWING TABLE CONTAINS LIMITED INFORMATION ABOUT THE PORTFOLIOS. BEFORE SELECTING AN INVESTMENT OPTION OR PORTFOLIO COMBINATION, YOU SHOULD CAREFULLY REVIEW THE SUMMARY PROSPECTUSES AND/OR PROSPECTUSES FOR THE PORTFOLIOS, WHICH CONTAIN DETAILS ABOUT THE INVESTMENT OBJECTIVES, POLICIES, RISKS, COSTS AND MANAGEMENT OF THE PORTFOLIOS. YOU CAN OBTAIN THE SUMMARY PROSPECTUSES AND PROSPECTUSES FOR THE PORTFOLIOS BY CALLING 1-888-PRU-2888 OR AT WWW.PRUDENTIALANNUITIES.COM.

PORTFOLIO                                  INVESTMENT                                 PORTFOLIO
NAME                                       OBJECTIVES                                 ADVISOR/SUBADVISOR(S)
---------                                  ----------                                 ---------------------
AST Academic Strategies Asset Allocation   Seeks long-term capital appreciation.      AlphaSimplex Group, LLC
Portfolio                                                                             AQR Capital Management, LLC and CNH
                                                                                      Partners, LLC
                                                                                      CoreCommodity Management, LLC
                                                                                      First Quadrant, L.P.
                                                                                      Jennison Associates LLC
                                                                                      J.P. Morgan Investment Management, Inc.
                                                                                      Pacific Investment Management Company LLC
                                                                                      (PIMCO)
                                                                                      Prudential Investments LLC
                                                                                      Quantitative Management Associates LLC
                                                                                      Western Asset Management Company/ Western
                                                                                      Asset Management Company Limited

AST Advanced Strategies Portfolio          Seeks a high level of absolute return by   Brown Advisory LLC
                                           using traditional and non-traditional      Loomis, Sayles & Company, L.P.
                                           investment strategies and by investing in  LSV Asset Management
                                           domestic and foreign equity and fixed      Prudential Investment Management, Inc.
                                           income securities, derivative instruments  Quantitative Management Associates LLC
                                           and other investment companies.            T. Rowe Price Associates, Inc.
                                                                                      William Blair & Company, LLC

AST AQR Emerging Markets Equity Portfolio  Seeks long-term capital appreciation.      AQR Capital Management, LLC

AST AQR Large-Cap Portfolio                Seeks long-term capital appreciation.      AQR Capital Management, LLC

AST Balanced Asset Allocation Portfolio    Seeks to obtain the highest potential      Prudential Investments LLC
                                           total return consistent with its           Quantitative Management Associates LLC
                                           specified level of risk tolerance.

AST BlackRock Global Strategies Portfolio  Seeks a high total return consistent with  BlackRock Financial Management, Inc.
                                           a moderate level of risk.                  BlackRock International Limited

AST BlackRock iShares ETF Portfolio        Seeks to maximize total return with a      BlackRock Financial Management, Inc.
                                           moderate level of risk.

AST BlackRock/Loomis Sayles Bond           Seek to maximize total return, consistent  BlackRock Financial Management, Inc.;
Portfolio (formerly AST PIMCO Total        with preservation of capital and prudent   BlackRock International Limited
Return Bond Portfolio)                     investment management                      BlackRock (Singapore) Limited
                                                                                      Loomis, Sayles & Company, L.P.

AST Bond Portfolio 2017                    Seeks the highest total return for a       Prudential Investment Management, Inc.
                                           specific period of time, consistent with
                                           the preservation of capital and liquidity
                                           needs. Total return is comprised of
                                           current income and capital appreciation.

AST Bond Portfolio 2018                    Seeks the highest total return for a       Prudential Investment Management, Inc.
                                           specific period of time, consistent with
                                           the preservation of capital and liquidity
                                           needs. Total return is comprised of
                                           current income and capital appreciation.

AST Bond Portfolio 2019                    Seeks the highest total return for a       Prudential Investment Management, Inc.
                                           specific period of time, consistent with
                                           the preservation of capital and liquidity
                                           needs. Total return is comprised of
                                           current income and capital appreciation.

AST Bond Portfolio 2020                    Seeks the highest total return for a       Prudential Investment Management, Inc.
                                           specific period of time, consistent with
                                           the preservation of capital and liquidity
                                           needs. Total return is comprised of
                                           current income and capital appreciation.

AST Bond Portfolio 2021                    Seeks the highest total return for a       Prudential Investment Management, Inc.
                                           specific period of time, consistent with
                                           the preservation of capital and liquidity
                                           needs. Total return is comprised of
                                           current income and capital appreciation.

AST Bond Portfolio 2022                    Seeks the highest total return for a       Prudential Investment Management, Inc.
                                           specific period of time, consistent with
                                           the preservation of capital and liquidity
                                           needs. Total return is comprised of
                                           current income and capital appreciation.

PORTFOLIO                                  INVESTMENT                                 PORTFOLIO
NAME                                       OBJECTIVES                                 ADVISOR/SUBADVISOR(S)
---------                                  ----------                                 ---------------------
AST Bond Portfolio 2023                    Seeks the highest total return for a       Prudential Investment Management, Inc.
                                           specific period of time, consistent with
                                           the preservation of capital and liquidity
                                           needs. Total return is comprised of
                                           current income and capital appreciation.

AST Bond Portfolio 2024                    Seeks the highest total return for a       Prudential Investment Management, Inc.
                                           specific period of time, consistent with
                                           the preservation of capital and liquidity
                                           needs. Total return is comprised of
                                           current income and capital appreciation.

AST Bond Portfolio 2025                    Seeks the highest total return for a       Prudential Investment Management, Inc.
                                           specific period of time, consistent with
                                           the preservation of capital and liquidity
                                           needs. Total return is comprised of
                                           current income and capital appreciation.

AST Bond Portfolio 2026                    Seeks the highest total return for a       Prudential Investment Management, Inc.
                                           specific period of time, consistent with
                                           the preservation of capital and liquidity
                                           needs. Total return is comprised of
                                           current income and capital appreciation.

AST Boston Partners Large-Cap Value        Seeks capital appreciation.                Boston Partners
Portfolio (formerly AST Jennison
Large-Cap Value Portfolio)

AST Capital Growth Asset Allocation        Seeks to obtain the highest potential      Prudential Investments LLC
Portfolio                                  total return consistent with its           Quantitative Management Associates LLC
                                           specified level of risk tolerance.

AST ClearBridge Dividend Growth Portfolio  Seeks income, capital preservation, and    ClearBridge Investments, LLC
                                           capital appreciation.

AST Cohen & Steers Realty Portfolio        Seeks to maximize total return through     Cohen & Steers Capital Management, Inc.
                                           investment in real estate securities.

AST Defensive Asset Allocation Portfolio   Seeks to obtain the highest potential      Prudential Investments LLC
                                           total return consistent with its           Quantitative Management Associates LLC
                                           specified level of risk tolerance.

AST FI Pyramis(R) Asset Allocation         Seeks to maximize total return.            Pyramis Global Advisors, LLC a Fidelity
Portfolio                                                                             Investments Company

AST FI Pyramis(R) Quantitative Portfolio   Seeks long-term capital growth balanced    Pyramis Global Advisors, LLC a Fidelity
                                           by current income.                         Investments Company

AST Franklin Templeton Founding Funds      Seeks capital appreciation while its       Franklin Advisers, Inc.
Allocation Portfolio                       secondary investment objective is to seek  Franklin Mutual Advisers, LLC
                                           income.                                    Templeton Global Advisors Limited

AST Franklin Templeton Founding Funds      Seeks capital appreciation.                AST Investment Services, Inc.
Plus Portfolio                                                                        Prudential Investments LLC

AST Global Real Estate Portfolio           Seeks capital appreciation and income.     Prudential Real Estate Investors

AST Goldman Sachs Large-Cap Value          Seeks long-term growth of capital.         Goldman Sachs Asset Management, L.P.
Portfolio

AST Goldman Sachs Mid-Cap Growth Portfolio Seeks long-term growth of capital.         Goldman Sachs Asset Management, L.P.

AST Goldman Sachs Multi-Asset Portfolio    Seeks to obtain a high level of total      Goldman Sachs Asset Management, L.P.
                                           return consistent with its level of risk
                                           tolerance.

AST Goldman Sachs Small-Cap Value          Seeks long-term capital appreciation.      Goldman Sachs Asset Management, L.P.
Portfolio

AST Herndon Large-Cap Value Portfolio      Seeks maximum growth of capital by         Herndon Capital Management, LLC
                                           investing primarily in the value stocks
                                           of larger companies.

AST High Yield Portfolio                   Seeks maximum total return, consistent     J.P. Morgan Investment Management, Inc.
                                           with preservation of capital and prudent   Prudential Investment Management, Inc.
                                           investment management.

AST International Growth Portfolio         Seeks long-term capital growth.            Jennison Associates LLC
                                                                                      Neuberger Berman Management LLC
                                                                                      William Blair & Company, LLC

AST International Value Portfolio          Seeks capital growth.                      Lazard Asset Management LLC
                                                                                      LSV Asset Management

PORTFOLIO                                  INVESTMENT                                 PORTFOLIO
NAME                                       OBJECTIVES                                 ADVISOR/SUBADVISOR(S)
---------                                  ----------                                 ---------------------
AST Investment Grade Bond Portfolio        Seeks to maximize total return,            Prudential Investment Management, Inc.
                                           consistent with the preservation of
                                           capital and liquidity needs. Total return
                                           is comprised of current income and
                                           capital appreciation.

AST J.P. Morgan Global Thematic Portfolio  Seeks capital appreciation consistent      J.P. Morgan Investment Management, Inc./
                                           with its specified level of risk           Security Capital Research & Management
                                           tolerance.                                 Incorporated

AST J.P. Morgan International Equity       Seeks capital growth.                      J.P. Morgan Investment Management, Inc.
Portfolio

AST J.P. Morgan Strategic Opportunities    Seeks to maximize return compared to the   J.P. Morgan Investment Management, Inc.
Portfolio                                  benchmark through security selection and
                                           tactical asset allocation.

AST Jennison Large-Cap Growth Portfolio    Seeks long-term growth of capital.         Jennison Associates LLC

AST Large-Cap Value Portfolio              Seeks current income and long-term growth  Hotchkis and Wiley Capital Management, LLC of income, as well as capital
                                           appreciation.

AST Legg Mason Diversified Growth          Seek high risk-adjusted returns compared   Brandywine Global Investment Management,
Portfolio                                  to its blended index                       LLC
                                                                                      ClearBridge Investments, LLC
                                                                                      QS Batterymarch Financial Management,Inc
                                                                                      QS Legg Mason Global Asset Allocation, LLC
                                                                                      Western Asset Management Company/ Western
                                                                                      Asset Management Company Limited

AST Loomis Sayles Large-Cap Growth         Seeks capital growth. Income realization   Loomis, Sayles & Company, L.P.
Portfolio                                  is not an investment objective and any
                                           income realized on the Portfolio's
                                           investments, therefore, will be
                                           incidental to the Portfolio's objective.

AST Lord Abbett Core Fixed Income          Seeks income and capital appreciation to   Lord, Abbett & Co. LLC
Portfolio                                  produce a high total return.

AST MFS Global Equity Portfolio            Seeks capital growth.                      Massachusetts Financial Services Company

AST MFS Growth Portfolio                   Seeks long-term capital growth and         Massachusetts Financial Services Company
                                           future, rather than current income.

AST MFS Large-Cap Value Portfolio          Seeks capital appreciation.                Massachusetts Financial Services Company

AST Mid-Cap Value Portfolio                Seeks to provide capital growth by         EARNEST Partners, LLC
                                           investing primarily in mid-capitalization  WEDGE Capital Management L.L.P.
                                           stocks that appear to be undervalued.

AST Money Market Portfolio                 Seeks high current income and maintain     Prudential Investment Management, Inc.
                                           high levels of liquidity.

AST Neuberger Berman Core Bond Portfolio   Seeks to maximize total return consistent  Neuberger Berman Fixed Income LLC with the preservation of capital.

AST Neuberger Berman Mid-Cap Growth        Seeks capital growth.                      Neuberger Berman Management LLC
Portfolio

AST Neuberger Berman/LSV Mid-Cap Value     Seeks capital growth.                      LSV Asset Management
Portfolio                                                                             Neuberger Berman Management LLC

AST New Discovery Asset Allocation         Seeks total return.                        C.S. McKee, LP
Portfolio                                                                             EARNEST Partners, LLC
                                                                                      Epoch Investment Partners, Inc.
                                                                                      Longfellow Investment Management Co. LLC
                                                                                      Parametric Portfolio Associates LLC
                                                                                      Security Investors, LLC
                                                                                      Thompson, Siegel & Walmsley LLC
                                                                                      Vision Capital Management, Inc.

AST Parametric Emerging Markets Equity     Seeks long-term capital appreciation.      Parametric Portfolio Associates LLC
Portfolio

AST PIMCO Limited Maturity Bond Portfolio  Seeks to maximize total return consistent  Pacific Investment Management Company LLC
                                           with preservation of capital and prudent   (PIMCO)
                                           investment management.

AST Preservation Asset Allocation          Seeks to obtain the highest potential      Prudential Investments LLC
Portfolio                                  total return consistent with its           Quantitative Management Associates LLC
                                           specified level of risk tolerance.

PORTFOLIO                                  INVESTMENT                                 PORTFOLIO
NAME                                       OBJECTIVES                                 ADVISOR/SUBADVISOR(S)
---------                                  ----------                                 ---------------------
AST Prudential Core Bond Portfolio         Seeks to maximize total return consistent  Prudential Investment Management, Inc.
                                           with the long-term preservation of
                                           capital.

AST Prudential Growth Allocation Portfolio Seeks total return.                        Prudential Investment Management, Inc.
                                                                                      Quantitative Management Associates LLC

AST QMA Emerging Markets Equity Portfolio  Seeks long-term capital appreciation.      Quantitative Management Associates LLC

AST QMA Large-Cap Portfolio                Seeks long-term capital appreciation.      Quantitative Management Associates LLC

AST QMA US Equity Alpha Portfolio          Seeks long term capital appreciation.      Quantitative Management Associates LLC

AST Quantitative Modeling Portfolio        Seeks a high potential return while        Quantitative Management Associates LLC
                                           attempting to mitigate downside risk
                                           during adverse market cycles.

AST RCM World Trends Portfolio             Seeks highest potential total return       Allianz Global Investors U.S. LLC
                                           consistent with its specified level of
                                           risk tolerance.

AST Schroders Global Tactical Portfolio    Seeks to outperform its blended            Schroder Investment Management North
                                           performance benchmark.                     America Inc./ Schroder Investment
                                                                                      Management North America Ltd.

AST Schroders Multi-Asset World            Seeks long-term capital appreciation.      Schroder Investment Management North
Strategies Portfolio                                                                  America Inc./ Schroder Investment
                                                                                      Management North America Ltd.

AST Small-Cap Growth Portfolio             Seeks long-term capital growth.            Eagle Asset Management, Inc.
                                                                                      Emerald Mutual Fund Advisers Trust

AST Small-Cap Growth Opportunities         Seeks capital growth.                      RS Investment Management Co. LLC
Portfolio (formerly AST Federated                                                     Wellington Management Company, LLP
Aggressive Growth Portfolio):

AST Small-Cap Value Portfolio              Seeks to provide long-term capital growth  ClearBridge Investments, LLC
                                           by investing primarily in                  J.P. Morgan Investment Management, Inc.
                                           small-capitalization stocks that appear    LMC Investments, LLC
                                           to be undervalued.

AST T. Rowe Price Asset Allocation         Seeks a high level of total return by      T. Rowe Price Associates, Inc.
Portfolio                                  investing primarily in a diversified
                                           portfolio of equity and fixed income
                                           securities.

AST T. Rowe Price Equity Income Portfolio  Seeks to provide substantial dividend      T. Rowe Price Associates, Inc.
                                           income as well as long-term growth of
                                           capital through investments in the common
                                           stocks of established companies.

AST T. Rowe Price Growth Opportunities     Seeks a high level of total return by      T. Rowe Price Associates, Inc.
Portfolio                                  investing primarily in a diversified       T. Rowe Price International, Ltd.
                                           portfolio of equity and fixed income       T. Rowe Price International, Ltd. - Tokyo
                                           securities.                                branch and T. Rowe Price Hong Kong Limited

AST T. Rowe Price Large-Cap Growth         Seeks long-term growth of capital by       T. Rowe Price Associates, Inc.
Portfolio                                  investing predominantly in the equity
                                           securities of a limited number of large,
                                           carefully selected, high-quality U.S.
                                           companies that are judged likely to
                                           achieve superior earnings growth.

AST T. Rowe Price Natural Resources        Seeks long-term capital growth primarily   T. Rowe Price Associates, Inc.
Portfolio                                  through investing in the common stocks of
                                           companies that own or develop natural
                                           resources (such as energy products,
                                           precious metals and forest products) and
                                           other basic commodities.

AST Templeton Global Bond Portfolio        Seeks to provide current income with       Franklin Advisers, Inc.
                                           capital appreciation and growth of income.

PORTFOLIO                                  INVESTMENT                                 PORTFOLIO
NAME                                       OBJECTIVES                                 ADVISOR/SUBADVISOR(S)
---------                                  ----------                                 ---------------------
AST Wellington Management Hedged Equity    Seeks to outperform a mix of 50% Russell   Wellington Management Company LLP
Portfolio                                  3000(R) Index, 20% MSCI EAFE Index, and
                                           30% Treasury Bill Index over a full
                                           market cycle by preserving capital in
                                           adverse markets utilizing an options
                                           strategy while maintaining equity
                                           exposure to benefit from up markets
                                           through investments in Wellington
                                           Management's equity investment strategies.

AST Western Asset Core Plus Bond Portfolio Seeks to maximize total return,            Western Asset Management Company/ Western
                                           consistent with prudent investment         Asset Management Company Limited
                                           management and liquidity needs, by
                                           investing to obtain the average duration
                                           specified for the Portfolio.

AST Western Asset Emerging Markets Debt    Seeks to maximize total return.            Western Asset Management Company/ Western
Portfolio                                                                             Asset Management Company Limited



LIMITATIONS WITH OPTIONAL BENEFITS

As a condition to your electing certain optional benefits, we limit the Investment Options to which you may allocate your Account Value. Broadly speaking, we offer two groups of "Permitted Sub-accounts". Under the first group (Group I), your allowable Investment Options are more limited, but you are not subject to mandatory quarterly re-balancing. We call the second group (Group II) our "Custom Portfolios Program." The Custom Portfolios Program offers a larger menu of portfolios, but you are subject to certain other restrictions. Specifically:


..   you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST PIMCO Total Return Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Lord Abbett Core Fixed Income Portfolio, the AST Neuberger Berman Core Bond Portfolio, and/or the AST Prudential Core Bond Portfolio); and

..   you may allocate up to 80% in the portfolios listed in the table below; and

..   on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Sub-accounts used with this Program, so that the percentages devoted to each portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the pre-determined mathematical formula inherent in the benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program, we will re-balance your Sub-accounts so that the percentages devoted to each portfolio remain the same as those in effect when you began the Custom Portfolios Program (subject to the predetermined mathematical formula inherent in the benefit); and

..   between quarter-ends, you may re-allocate your Account Value among the
    Investment Options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation; and

..   if you are already participating in the Custom Portfolios Program and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.

While those who do not participate in any optional benefit generally may invest in any of the Investment Options described in the prospectus, only those who participate in the optional benefits listed in Group II below may participate in the Custom Portfolios Program. Please note that the Custom Portfolios Program is not available with any of the Highest Daily Lifetime Income v2.1 and
2.0 benefits. If you currently have an optional death benefit that allows you to participate in the Custom Portfolios Program and wish to elect a Highest Daily Lifetime Income v2.1 benefit, you may not continue to invest under the Custom Portfolios Program. Instead, you will have to allocate your Account Value to the Investment Options permitted for the Highest Daily Lifetime Income v2.1 benefit at the time you elect it. If you participate in the Custom Portfolios Program, you may not participate in other Automatic Rebalancing Programs. WE MAY MODIFY OR TERMINATE THE CUSTOM PORTFOLIOS PROGRAM AT ANY TIME. ANY SUCH MODIFICATION OR TERMINATION WILL (I) BE IMPLEMENTED ONLY AFTER WE HAVE NOTIFIED YOU IN ADVANCE, (II) NOT AFFECT THE GUARANTEES YOU HAD ACCRUED UNDER THE OPTIONAL BENEFIT OR YOUR ABILITY TO CONTINUE TO PARTICIPATE IN THOSE OPTIONAL BENEFITS, AND (III) NOT REQUIRE YOU TO TRANSFER ACCOUNT VALUE OUT OF ANY PORTFOLIO IN WHICH YOU PARTICIPATED IMMEDIATELY PRIOR TO THE MODIFICATION OR TERMINATION. If you are not participating in the Custom Portfolios Program at the time of any modification or termination, or if you voluntarily transfer your Account Value out of the Custom Portfolios Program after any modification or termination, we may restrict your further eligibility to participate in the Custom Portfolios Program.

In the following tables, we set forth the optional benefits that you may have if you also participate in the Group I or Group II programs, respectively.

GROUP I: ALLOWABLE BENEFIT ALLOCATIONS


Highest Daily Lifetime Income v2.1     AST Academic Strategies Asset
Spousal Highest Daily Lifetime Income  Allocation Portfolio
v2.1                                   AST Advanced Strategies Portfolio
Highest Daily Lifetime Income v2.1     AST Balanced Asset Allocation
with Highest Annual Death Benefit      Portfolio
                                       AST BlackRock Global Strategies
                                       Portfolio

Spousal Highest Daily Lifetime Income AST BlackRock iShares ETF Portfolio v2.1 with Highest Annual Death Benefit AST Capital Growth Asset Allocation
Highest Daily Lifetime Income 2.0      Portfolio
Spousal Highest Daily Lifetime Income  AST Defensive Asset Allocation
2.0                                    Portfolio
Highest Daily Lifetime Income 2.0      AST FI Pyramis(R) Asset Allocation
with Highest Annual Death Benefit      Portfolio
Spousal Highest Daily Lifetime Income  AST FI Pyramis(R) Quantitative
2.0 with Highest Annual Death Benefit  Portfolio
Highest Daily Lifetime Income          *AST Franklin Templeton Founding
Spousal Highest Daily Lifetime Income  Funds Allocation Portfolio
Highest Daily Lifetime 6 Plus          AST Franklin Templeton Founding Funds
Spousal Highest Daily Lifetime 6 Plus  Plus Portfolio
GRO Plus II                            AST Goldman Sachs Multi-Asset
Highest Daily GRO II                   Portfolio
Highest Anniversary Value Death        AST J.P. Morgan Global Thematic
Benefit                                Portfolio
                                       AST J.P. Morgan Strategic
                                       Opportunities Portfolio
                                       AST New Discovery Asset Allocation
                                       Portfolio
                                       AST Preservation Asset Allocation
                                       Portfolio
                                       AST Prudential Growth Allocation
                                       Portfolio
                                       AST RCM World Trends Portfolio
                                       AST Schroders Global Tactical
                                       Portfolio
                                       AST Schroders Multi-Asset World
                                       Strategies Portfolio
                                       AST T. Rowe Price Asset Allocation
                                       Portfolio
                                       AST Wellington Management Hedged
                                       Equity Portfolio


*  No longer offered for new investment.

GROUP II: CUSTOM PORTFOLIOS PROGRAM


Highest Daily Lifetime Income          AST Academic Strategies Asset
Spousal Highest Daily Lifetime Income  Allocation Portfolio
Highest Daily Lifetime 6 Plus          AST Advanced Strategies Portfolio
Spousal Highest Daily Lifetime 6 Plus  AST Balanced Asset Allocation
GRO Plus II                            Portfolio
Highest Daily GRO II                   AST BlackRock Global Strategies
Highest Anniversary Value Death        Portfolio
Benefit                                AST BlackRock/Loomis Sayles Bond
                                       Portfolio
                                       AST Boston Partners Large-Cap Value
                                       Portfolio
                                       AST iShares ETF Portfolio
                                       AST Capital Growth Asset Allocation
                                       Portfolio
                                       AST ClearBridge Dividend Growth
                                       Portfolio
                                       AST Cohen & Steers Realty Portfolio
                                       AST Defensive Asset Allocation
                                       Portfolio
                                       AST FI Pyramis(R) Asset Allocation
                                       Portfolio
                                       AST FI Pyramis(R) Quantitative
                                       Portfolio
                                       *AST Franklin Templeton Founding
                                       Funds Allocation
                                       AST Franklin Templeton Founding Funds
                                       Plus
                                       AST Global Real Estate Portfolio
                                       AST Goldman Sachs Large-Cap Value
                                       Portfolio
                                       AST Goldman Sachs Mid-Cap Growth
                                       Portfolio
                                       AST Goldman Sachs Multi-Asset
                                       Portfolio
                                       AST Goldman Sachs Small-Cap Value
                                       Portfolio
                                       AST Herndon Large-Cap Value Portfolio
                                       AST High Yield Portfolio
                                       AST International Growth Portfolio
                                       AST International Value Portfolio
                                       AST J.P. Morgan Global Thematic
                                       Portfolio
                                       AST J.P. Morgan International Equity
                                       Portfolio
                                       AST J.P. Morgan Strategic
                                       Opportunities Portfolio
                                       AST Jennison Large-Cap Growth
                                       Portfolio
                                       AST Large-Cap Value Portfolio
                                       AST Loomis Sayles Large-Cap Growth
                                       Portfolio
                                       AST Lord Abbett Core Fixed Income
                                       Portfolio
                                       AST MFS Global Equity Portfolio
                                       AST MFS Growth Portfolio
                                       AST MFS Large-Cap Value Portfolio
                                       AST Mid-Cap Value Portfolio
                                       AST Money Market Portfolio
                                       AST Neuberger Berman Core Bond
                                       Portfolio
                                       AST Neuberger Berman Mid-Cap Growth
                                       Portfolio
                                       AST Neuberger Berman/LSV Mid-Cap
                                       Value Portfolio
                                       AST New Discovery Asset Allocation
                                       Portfolio

                                       AST Parametric Emerging Markets
                                       Equity Portfolio
                                       AST PIMCO Limited Maturity Bond
                                       Portfolio
                                       AST Preservation Asset Allocation
                                       Portfolio
                                       AST Prudential Core Bond Portfolio
                                       AST Prudential Growth Allocation
                                       Portfolio
                                       AST QMA US Equity Alpha Portfolio
                                       AST RCM World Trends Portfolio
                                       AST Schroders Global Tactical
                                       Portfolio
                                       AST Schroders Multi-Asset World
                                       Strategies Portfolio
                                       AST Small-Cap Growth Portfolio
                                       AST Small-Cap Growth Opportunities
                                       Portfolio
                                       AST Small-Cap Value Portfolio
                                       AST T. Rowe Price Asset Allocation
                                       Portfolio
                                       AST T. Rowe Price Equity Income
                                       Portfolio
                                       AST T. Rowe Price Large-Cap Growth
                                       Portfolio
                                       AST T. Rowe Price Natural Resources
                                       Portfolio
                                       AST Templeton Global Bond Portfolio
                                       AST Wellington Management Hedged
                                       Equity Portfolio
                                       AST Western Asset Core Plus Bond
                                       Portfolio


*  No longer offered for new investment.

FEES, CHARGES AND DEDUCTIONS

In this section, we provide detail about the charges you incur if you own the Annuity.

The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life of New Jersey may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.

With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit value of your investment in each Sub-account, and in that way reduce your Account Value. A "Unit" refers to a share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.


CONTINGENT DEFERRED SALES CHARGE ("CDSC"): A CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials, other promotional expenses and, in the case of the X Series, the cost of providing a Purchase Credit. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal (except that there is no CDSC on the C Series Annuity). The CDSC is calculated as a percentage of your Purchase Payment (not including any Purchase Credit applied on the X Series) being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is taken on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the X Series, the B Series, and the L Series are shown under "Summary of Contract Fees and Charges" earlier in this prospectus.


With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see "Free Withdrawal Amounts" later in this prospectus). If the free withdrawal amount is not sufficient, we then assume that any remaining amount of a partial withdrawal is taken from Purchase Payments on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity (including gains), as described in the examples below.

EXAMPLES


These examples are designed to show you how the CDSC is calculated. They do not take into account any other fees and charges. The examples illustrate how the CDSC would apply to reduce your Account Value based on the timing and amount of your withdrawals. They also illustrate how a certain amount of your withdrawal, the "Free Withdrawal Amount," is not subject to the CDSC. The Free Withdrawal Amount is equal to 10% of all Purchase Payments currently subject to a CDSC in each year and is described in more detail in "Access to Account Value," later in this prospectus.


Assume you purchase your B Series Annuity with a $75,000 initial Purchase Payment and you make no additional Purchase Payments for the life of your Annuity.

Example 1

Assume the following:

..   two years after the purchase, your Account Value is $85,000 (your Purchase
    Payment of $75,000 plus $10,000 of investment gain);

..   the free withdrawal amount is $7,500 ($75,000 x .10);

..   the applicable CDSC is 6%.

If you request a withdrawal of $50,000, $7,500 is not subject to the CDSC because it is the free withdrawal amount. The remaining amount of your withdrawal is subject to the 6% CDSC.

Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your Annual Income Amount through our systematic withdrawal program, you will only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Account Value. This means that an amount greater than the amount of your requested withdrawal will be deducted from your Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding, that will need to be withdrawn. We then apply the CDSC or tax withholding to that entire amount. As a result, you will pay a greater CDSC or have more tax withheld if you elect a net withdrawal.

       . If you request a gross withdrawal, the amount of the CDSC will reduce the amount of the withdrawal you receive. In this case, the CDSC would equal $2,550 (($50,000 - the free withdrawal amount of $7,500 = $42,500) x .06 = $2,550). You would receive $47,450

          ($50,000 - $2,550). To determine your remaining Account Value after your withdrawal, we reduce your initial Account by the amount of your requested withdrawal. In this case, your Account Value would be $35,000 ($85,000 - $50,000).

       . If you request a net withdrawal, we first determine the entire amount that will need to be withdrawn in order to provide the requested payment. We do this by first subtracting the free withdrawal amount and dividing the resulting amount by the result of 1 minus the surrender charge. Here is the calculation: $42,500/(1 - 0.06) = $45,212.77. This is the total amount to which the CDSC will apply. The amount of the CDSC is $2,712.77. Therefore, in order to for you to receive the full $50,000, we will need to deduct $52,712.77 from your Account Value, resulting in remaining Account Value of $32,287.23.

Example 2

Assume the following:

..   you took the withdrawal described above as a gross withdrawal;

..   two years after the withdrawal described above, the Account Value is
    $48,500 ($35,000 of remaining Account Value plus $13,500 of investment gain);

..   the free withdrawal amount is still $7,500 because no additional Purchase
    Payments have been made and the Purchase Payment is still subject to a CDSC; and

..   the applicable CDSC in Annuity Year 4 is now 5%.

If you now take a second gross withdrawal of $10,000, $7,500 is not subject to the CDSC because it is the free withdrawal amount. The remaining $2,500 is subject to the 5% CDSC or $125 and you will receive $9,875.

See "Free Withdrawal Amounts" later in this prospectus for a discussion as to how this might affect an optional living benefit you may have. Please be aware that under the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income and Highest Daily Lifetime Income 6 plus suites of benefits: (a) for a gross withdrawal, if the amount requested exceeds the Annual Income Amount, the excess portion will be treated as Excess Income and (b) for a net withdrawal, if the amount you receive plus the amount of the CDSC deducted from your Account Value exceeds the Annual Income Amount, the excess portion will be treated as Excess Income (which has negative consequences under those benefits).

Upon surrender, we calculate a CDSC based on any Purchase Payments that remain in your Account Value on the date of the surrender (and after all other withdrawals have been taken). If you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance, the Purchase Payments being withdrawn may be greater than your remaining Account Value. Consequently, a higher CDSC may result than if we had calculated the CDSC as a percentage of remaining Account Value.

We may waive any applicable CDSC under certain circumstances described below in "Exceptions/Reductions to Fees and Charges."

TRANSFER FEE: Currently, you may make 20 free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the 20/th/ in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or Custom Portfolio Program when we count the 20 free transfers. All transfers made on the same day will be treated as one transfer. Transfers made through any electronic method or program we specify are not counted toward the 20 free transfers. The transfer fee is deducted pro rata from all Sub-accounts in which you maintain Account Value immediately subsequent to the transfer.


ANNUAL MAINTENANCE FEE: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $30 or 2% of your Account Value, whichever is less. This fee compensates us for administrative and operational costs in connection with the Annuity, such as maintaining our internal systems that support the Annuity. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken out from the Sub-accounts pro rata. The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit. For Beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value and is only assessed if the Account Value is less than $25,000 at the time the fee is due.

INSURANCE CHARGE: We deduct an Insurance Charge daily based on the annualized rate shown in the "Summary of Contract Fees and Charges." The charge is assessed against the assets allocated to the Sub-accounts. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life of New Jersey for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit (as described in the "Minimum Death Benefit" subsection in "Death Benefits" later in this prospectus) that, subject to the Annuity's terms and conditions, provides guaranteed benefits to your Beneficiaries even if your Account Value declines. The Insurance Charge also compensates us for the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge further compensates us for our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. Each Annuity has a different Insurance Charge during the first 9 Annuity Years. However, for the L Series, X Series, and C Series, on the

Valuation Day immediately following the 9th Annuity Anniversary, the Insurance Charge drops to 1.30% annually (the B Series Insurance Charge is a constant 1.30%).


CHARGES FOR OPTIONAL BENEFITS: If you elect to purchase optional benefits, we will deduct an additional charge. This charge compensates us for the guarantees provided by the living benefit (as described in "Optional LIving Benefits" later in this prospectus) and the risk the persons we guarantee living benefit payments to will live longer than our assumptions. For some optional benefits, the charge is assessed against your Account Value allocated to the Sub-accounts. These charges are included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Income v2.1, the charge is assessed against the greater of the Account Value and the Protected Withdrawal Value and is taken out of the Sub-accounts quarterly. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

SETTLEMENT SERVICE CHARGE: If your Beneficiary takes the death benefit under a Beneficiary Continuation Option, the Insurance Charge no longer applies. However, we then begin to deduct a Settlement Service Charge which compensates us for the cost of providing administrative services in connection with the Beneficiary Continuation Option. This charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annualized charge of 1%.

FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees or short sale expenses that may apply. These fees and expenses are assessed against each Portfolio's net assets, and reflected daily by each Portfolio before it provides Pruco Life of New Jersey with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the summary prospectuses and prospectuses for the Portfolios, which can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com.


ANNUITY PAYMENT OPTION CHARGES

If you select a fixed payment option upon Annuitization, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

PLEASE NOTE THAT THESE ANNUITIES ARE NO LONGER AVAILABLE FOR NEW SALES. THE INFORMATION PROVIDED IN THIS SECTION IS FOR INFORMATIONAL PURPOSES ONLY.

REQUIREMENTS FOR PURCHASING THE ANNUITY

WE MAY APPLY CERTAIN LIMITATIONS, RESTRICTIONS, AND/OR UNDERWRITING STANDARDS AS A CONDITION OF OUR ISSUANCE OF AN ANNUITY AND/OR ACCEPTANCE OF PURCHASE PAYMENTS. ALL SUCH CONDITIONS ARE DESCRIBED BELOW.

INITIAL PURCHASE PAYMENT: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment as follows: $1,000 for the B Series and $10,000 for the X Series, C Series, and L Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. That required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1 million threshold. We may limit additional Purchase Payments under other circumstances, as explained in "Additional Purchase Payments," below.

Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life of New Jersey. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life of New Jersey by wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options. Investment restrictions will apply if you elect an optional benefit.

SPECULATIVE INVESTING: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships, endowments and grantor trusts with multiple grantors. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated annuitant. These rules are subject to state law. Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Non-Qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that may elect to use our Annuity as a funding vehicle.


AGE RESTRICTIONS: Unless we agree otherwise and subject to our rules, in order to issue the Annuity we must receive the application, in good order, before the oldest of the Owner(s) and Annuitant(s) turns age 80 for the X Series and age 85 for the B Series, L Series, and C Series. No additional Purchase Payments will be permitted after age 85 for any of the Annuities. If you purchase a Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. The availability and level of protection of certain optional benefits may vary based on the age of the oldest Owner (or Annuitant, if entity-owned) on the Issue Date of the Annuity or the date of the Owner's death. In addition, the broker-dealer firm through which you are purchasing an Annuity may impose a younger maximum issue age than what is described above - check with the broker-dealer firm for details. The "Annuitant" refers to the natural person upon whose life annuity payments payable to the Owner are based.

ADDITIONAL PURCHASE PAYMENTS: Currently you may make additional Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for electronic funds transfer or "EFT" purchases). We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. You may make additional Purchase Payments, unless the Annuity is held as a Beneficiary Annuity, at any time before the earlier of the Annuity Date and (i) for Annuities that are not entity-owned, the oldest Owner's 86/th/ birthday or (ii) for entity-owned Annuities, the Annuitant's 86/th/ birthday. However, Purchase Payments are not permitted after the Account Value is reduced to zero.

Each additional Purchase Payment will be allocated to the Investment Options according to the instructions you provide with such Purchase Payment. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular additional Purchase Payment, we will allocate the Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value, such as the AST Investment Grade Bond Sub-account.

FOR ANNUITIES THAT HAVE ONE OF THE HIGHEST DAILY LIFETIME INCOME V2.1 BENEFITS, WE MAY LIMIT, SUSPEND OR REJECT ANY ADDITIONAL PURCHASE PAYMENT AT ANY TIME, BUT WOULD DO SO ONLY ON A NON-DISCRIMINATORY BASIS. CIRCUMSTANCES WHERE WE MAY LIMIT, RESTRICT, SUSPEND OR REJECT ADDITIONAL PURCHASE PAYMENTS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING:

..   IF WE DETERMINE THAT, AS A RESULT OF THE TIMING AND AMOUNTS OF YOUR
    ADDITIONAL PURCHASE PAYMENTS AND WITHDRAWALS, THE ANNUAL INCOME AMOUNT IS BEING INCREASED IN AN UNINTENDED FASHION (AMONG THE FACTORS WE WILL USE IN MAKING A DETERMINATION AS TO WHETHER AN ACTION IS DESIGNED TO INCREASE THE ANNUAL INCOME AMOUNT IN AN UNINTENDED FASHION IS THE RELATIVE SIZE OF ADDITIONAL PURCHASE PAYMENT(S));

..   IF WE ARE NOT THEN OFFERING THIS BENEFIT FOR NEW ISSUES; OR

..   IF WE ARE OFFERING A MODIFIED VERSION OF THIS BENEFIT FOR NEW ISSUES.

IF WE EXERCISE OUR RIGHT TO SUSPEND, REJECT AND/OR PLACE LIMITATIONS ON THE ACCEPTANCE OF ADDITIONAL PURCHASE PAYMENTS, YOU MAY NO LONGER BE ABLE TO FUND THE HIGHEST DAILY LIFETIME INCOME V2.1 BENEFIT THAT YOU SELECTED TO THE LEVEL YOU ORIGINALLY INTENDED. THIS MEANS THAT YOU MAY NO LONGER BE ABLE TO INCREASE THE VALUES ASSOCIATED WITH YOUR HIGHEST DAILY LIFETIME INCOME V2.1 BENEFIT THROUGH ADDITIONAL PURCHASE PAYMENTS. This would also impact your ability to make annual contributions to certain qualified Annuities. Please see the "Living Benefits" section later in this prospectus for further information on additional Purchase Payments.

Depending on the tax status of your Annuity (e.g., if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see "Tax Considerations" for additional information on these contribution limits.


Additional Purchase Payments may also be limited if the total Purchase Payments under this Annuity and other annuities equals or exceeds $1,000,000, as described in detail in "Initial Purchase Payment," above.


PURCHASE CREDITS UNDER THE X SERIES

As detailed below, we apply a "Purchase Credit" to your Annuity's Account Value with respect to certain Purchase Payments you make under the X Series Annuity. The Purchase Credit is equal to a percentage of each Purchase Payment. To determine the amount of the Purchase Credit, we multiply the amount of the Purchase Payment by the applicable Purchase Credit percentage.

With respect to Purchase Payments (of any amount) received during Annuity Years 1 through 4, the credit percentage will equal 6%, so long as the oldest Owner (or Annuitant, if entity-owned) of the Annuity is younger than 82 at the time the Purchase Payment is made. If the oldest Owner (or Annuitant, if entity-owned) is aged 82-85 at the time the Purchase Payment (of any amount) is made, the credit percentage will equal 3% during Annuity Years 1-4. With respect to Purchase Payments received on the fourth anniversary of the Issue Date and thereafter, regardless of the Owner or Annuitant's age, the credit percentage will be 0%.

Each Purchase Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Purchase Credit is allocated to the Investment Options in the same ratio as the applicable Purchase Payment is applied.

We do not consider the Purchase Credit as an "investment in the contract" for income tax purposes.

EXAMPLE OF APPLYING THE PURCHASE CREDIT

Assume you are 65 years old and you make an initial Purchase Payment of $450,000. We would apply a 6.0% Purchase Credit to your Purchase Payment and allocate the amount of the Purchase Credit ($27,000 = $450,000 X .06) to your Account Value in the proportion that your Purchase Payment is allocated.

RECAPTURE OF PURCHASE CREDITS

The amount of any Purchase Credit applied to your X Series Account Value can be recaptured by Pruco Life of New Jersey under certain circumstances. Namely:

..   if you Free Look your Annuity, the amount returned to you will not include the amount of any Purchase Credit.

..   if you exercise the Medically-Related Surrender feature of this Annuity, we will recapture any Purchase Credit that was granted during the 12 months preceding the date your request for such a surrender was received by us in Good Order.

The amount we recapture will equal the Purchase Credit, without adjustment up or down for investment performance. Therefore, any gain on the Purchase Credit amount will not be recaptured. But if there was a loss on the Purchase Credit, the amount we recapture will still equal the amount of the Purchase Credit.

DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY

OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

       . Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if each Owner provides us with an instruction that we find acceptable, we will permit each Owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity owners or an entity owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term "Owner." Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).

       . Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more "Contingent Annuitants" with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the prospectus. For Beneficiary Annuities, instead of an Annuitant there is a "Key Life" which is used to determine the annual required distributions.

       . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary's relationship to you. If you use a class designation in lieu of designating individuals (e.g. "surviving children"), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of a Beneficiary, the term "Successor" is used. If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner, unless you elect an alternative Beneficiary designation.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

"BENEFICIARY" ANNUITY

You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent's account into one of the Annuities described in this prospectus and receive distributions that are required by the tax laws. This transfer option is not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a "Beneficiary Continuation Option".

Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590. We do not assess a CDSC (if applicable) on distributions from your Annuity if you are required by law to take such distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate and is paid out through a program of systematic withdrawals that we make available.

For IRAs and Roth IRAs, distributions must begin by December 31/st/ of the year following the year of the decedent's death. If you are the surviving spouse Beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2. However, if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to Beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in "Tax Considerations".


For nonqualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to Beneficiaries of a non-qualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in "Tax Considerations".


You may take withdrawals in excess of your required distributions, however such withdrawals may be subject to the Contingent Deferred Sales Charge. Any withdrawals you take count toward the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.



The Annuity provides a basic Death Benefit upon death, and you may name "successors" who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

Please note the following additional limitations for a Beneficiary Annuity:

..   No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple assets or death benefits into a single contract as part of this Beneficiary Annuity.

..   You may not elect any optional living or death benefits.

..   You may not annuitize the Annuity; no annuity options are available.

..   You may participate only in the following programs: Auto-Rebalancing,
    Dollar Cost Averaging, or systematic withdrawals.

..   You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A Beneficiary Annuity may not be co-owned.

..   If the Annuity is funded by means of transfer from another Beneficiary
    Annuity with another company, we require that the sending company or the beneficial Owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another Beneficiary Annuity where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.

..   The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and
    (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30/th/ of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request. If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.

..   If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a Beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.

..   If you are transferring proceeds as Beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first or next required distribution. If, for any reason, your transfer request impedes our ability to complete your required distribution by the required date, we will be unable to accept your transfer request.

RIGHT TO CANCEL

You may cancel (or "Free Look") your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it. The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of this Annuity by mail is effective on being postmarked, properly addressed and postage prepaid. Subject to applicable law, the amount of the refund will equal the Account Value as of the Valuation Date we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity less any applicable federal income tax withholding. Under the X Series, we will recapture any Purchase Credits upon your exercise of this Free Look right. Please note that if you purchased the Annuity as a replacement for another Annuity, your Free Look period is 60 days.

SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT

You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. Investment restrictions will apply if you elect optional benefits. No additional Purchase Payments are permitted if you have elected the Beneficiary Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit additional Purchase Payments.

SALARY REDUCTION PROGRAMS

These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

                             MANAGING YOUR ANNUITY


CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS

In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. As of the Valuation Day we receive an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:

..   a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;

..   a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;

..   a new Annuitant prior to the Annuity Date if the Owner is an entity;

..   a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;

..   any permissible designation change if the change request is received at our
    Service Office after the Annuity Date;

..   a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors (if allowed by state law); and

..   a new Annuitant for a contract issued to a grantor trust where the new
    Annuitant is not the grantor of the trust.

To the extent permitted under law, you may change the Owner, Annuitant, and Beneficiary designations as indicated above, and also may assign the Annuity. WE WILL ALLOW CHANGES OF OWNERSHIP AND/OR ASSIGNMENTS ONLY IF THE ANNUITY IS HELD EXCLUSIVELY FOR THE BENEFIT OF THE ANNUITANT OR CONTINGENT ANNUITANT. WE ACCEPT ASSIGNMENTS OF NON-QUALIFIED ANNUITIES ONLY.

WE RESERVE THE RIGHT TO REJECT ANY PROPOSED CHANGE OF OWNER, ANNUITANT, OR BENEFICIARY, AS WELL AS ANY PROPOSED ASSIGNMENT OF THE ANNUITY.

We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

..   a company(ies) that issues or manages viatical or structured settlements;

..   an institutional investment company;

..   an Owner with no insurable relationship to the Annuitant or Contingent
    Annuitant (a "Stranger-Owned Annuity" or "STOA");

..   or

..   a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.

WE WILL IMPLEMENT THIS RIGHT ON A NON-DISCRIMINATORY BASIS AND TO THE EXTENT ALLOWED BY STATE LAW, BUT ARE NOT OBLIGATED TO PROCESS YOUR REQUEST WITHIN ANY PARTICULAR TIME FRAME. There are restrictions on designation changes when you have elected certain optional benefits.

A change of Owner, Annuitant or Beneficiary will take effect on the date the notice of change is signed. Any change we accept is subject to any transactions processed by us before we receive the notice of change.


DEATH BENEFIT SUSPENSION UPON CHANGE OF OWNER OR ANNUITANT. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefits section later in this prospectus for additional details.


SPOUSAL DESIGNATIONS


If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner unless you designate a different Beneficiary. Note that we will not split an Annuity due to divorce. Any such division will be treated as a withdrawal and the non-owner spouse may then decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the owner and the non-owner ex-spouses. The non-owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Depending upon the method used for division of the Annuity, the CDSC may be applied to the existing or new Annuity. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.


Prior to a recent Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in UNITED STATES V. WINDSOR, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The WINDSOR decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (IRC) are now available to a same sex spouse.

On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Currently, if a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes. Please consult with your tax or legal adviser before electing the Spousal Benefit for a same sex spouse or civil union partner. Please see "Tax Considerations" later in this prospectus for more information.


CONTINGENT ANNUITANT

Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account").

Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. See "Spousal Continuation of Annuity" in "Death Benefits" for more information about how the Annuity can be continued by a Custodial Account, including the amount of the Death Benefit.

                          MANAGING YOUR ACCOUNT VALUE

There are several programs we administer to help you manage your Account Value. We describe our current programs in this section.

DOLLAR COST AVERAGING PROGRAM

We offer a Dollar Cost Averaging Program during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts (if you make no selection, we will effect transfers on a monthly basis).

There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market.

AUTOMATIC REBALANCING PROGRAMS

During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose. The "Accumulation Period" refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the Automatic Rebalancing program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

If you are participating in an optional living benefit (such as Highest Daily Lifetime Income v2.1) that makes transfers under a pre-determined mathematical formula, and you have elected Automatic Rebalancing, you should be aware that:
(a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of Automatic Rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing program.

FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS

Unless you direct us otherwise, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. IF YOUR FINANCIAL PROFESSIONAL HAS THIS AUTHORITY, WE DEEM THAT ALL SUCH TRANSACTIONS THAT ARE DIRECTED BY YOUR FINANCIAL PROFESSIONAL WITH RESPECT TO YOUR ANNUITY HAVE BEEN AUTHORIZED BY YOU. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such Financial Professional. We will notify you and your Financial Professional if we implement any such restrictions or prohibitions.

PLEASE NOTE: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between Investment Options that are discussed in the section below entitled "Restrictions On Transfers Between Investment Options". We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com). Limitations that we may impose on your Financial Professional under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this prospectus.

RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS

During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.

Transfers under this Annuity consist of those you initiate or those made under a systematic program, such as the dollar cost averaging program, an asset rebalancing program, or pursuant to a mathematical formula required as part of an optional benefit (e.g., Highest Daily Lifetime Income). The transfer restrictions discussed in this section apply only to transfers that you initiate, not any transfers under a program or the predetermined mathematical formula.

Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission or other electronic transmission as a "writing",
(ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and (iii) do not count any transfer that solely involve the Sub-account corresponding to the AST Money Market Sub-account, or any transfer that involves one of our systematic programs, such as automated withdrawals.

Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by its Portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

..   With respect to each Sub-account (other than the AST Money Market
    Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as auto-rebalancing or under a pre-determined mathematical formula used with an optional living benefit; and (ii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

..   We reserve the right to effect transfers on a delayed basis for all
    Annuities. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

There are owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there are owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life of New Jersey as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying Portfolio (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the Financial Professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying Portfolio's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by an Financial Professional) and will not waive a transfer restriction for any Owner.

ALTHOUGH OUR TRANSFER RESTRICTIONS ARE DESIGNED TO PREVENT EXCESSIVE TRANSFERS, THEY ARE NOT CAPABLE OF PREVENTING EVERY POTENTIAL OCCURRENCE OF EXCESSIVE TRANSFER ACTIVITY. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner's TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Annuity owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.


A Portfolio also may assess a short-term trading fee (also referred to as "redemption fee") in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

                            ACCESS TO ACCOUNT VALUE


TYPES OF DISTRIBUTIONS AVAILABLE TO YOU

During the Accumulation Period you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently as permitted, partial withdrawals are taken pro rata (i.e. "pro rata" meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below.


If you have an optional living benefit, and you take a withdrawal deemed to be Excess Income that brings your Account Value to zero, both the benefit and the Annuity itself will terminate. See "Living Benefits" later in this prospectus for more information.

TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES


PRIOR TO ANNUITIZATION

For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any "gain" in your Annuity and second as a return of your "cost basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax adviser for advice before requesting a distribution.

DURING THE ANNUITIZATION PERIOD

During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.


There may also be tax implications on distributions from qualified Annuities. See "Tax Considerations" for information about qualified Annuities and for additional information about nonqualified Annuities.


FREE WITHDRAWAL AMOUNTS

You can make a full or partial withdrawal from any of the Annuities during the Accumulation Period, although a CDSC, and tax consequences may apply. There is no CDSC with respect to the C Series. A CDSC may apply to the X Series, B Series, and L Series, but each Annuity offers a "Free Withdrawal" amount that applies only to partial withdrawals. The Free Withdrawal amount is the amount that can be withdrawn from your Annuity each Annuity Year without the application of any CDSC. The Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments (excluding Purchase Credits) that are currently subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year. With respect to the C Series, because any withdrawal is free of a CDSC, the concept of "Free Withdrawal" is not applicable.

       . The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity.

       . You can also make partial withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

EXAMPLE. This example assumes that no withdrawals have previously been taken.

On January 3, to purchase your B Series Annuity, you make an initial Purchase Payment of $20,000.

On January 3 of the following year, you make a subsequent Purchase Payment to your B Series Annuity of $10,000.


       . Because in Annuity Year 1 your initial Purchase Payment of $20,000 is still within the CDSC schedule (see "Annuity Owner Transaction Expenses"), your Free Withdrawal amount in Annuity Year 1 equals $20,000 X 0.10, or $2,000.

       . Because in Annuity Year 2 both your initial Purchase Payment of $20,000 and your subsequent Purchase Payment of $10,000 are still within the CDSC schedule (see "Annuity Owner Transaction Expenses"), your Free Withdrawal amount in Annuity Year 2 equals $20,000 X 0.10, plus $10,000 X 0.10, or $2,000 + $1,000 for a total of $3,000.

To determine if a CDSC applies to partial withdrawals, we first determine if you have previously withdrawn all Purchase Payments. If so, no CDSC applies. If you have not previously withdrawn all Purchase Payments, we:


1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.

2. Next determine what, if any, remaining amounts are in excess of the Free Withdrawal amount. These amounts will be treated as withdrawals of Purchase Payments, as described in "Fees, Charges and Deductions - Contingent Deferred Sales Charge ("CDSC")" earlier in this prospectus. These amounts may be subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis.

3. Withdraw any remaining amounts from any other Account Value (including gains).


Your withdrawal will include the amount of any applicable CDSC. Generally, you can request a partial withdrawal as either a "gross" or "net" withdrawal. In a "gross" withdrawal, you request a specific withdrawal amount, with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. Therefore, you may receive less than the dollar amount you specify. In a "net" withdrawal, you request a withdrawal for an exact dollar amount, with the understanding that any applicable deduction for CDSC or tax withholding is taken from your remaining Account Value. Therefore, a larger amount may be deducted from your Account Value than the amount you specify. We will deduct the partial withdrawal from your Account Value in accordance with your instructions, although if you are participating in an optional living benefit, your withdrawal must be taken pro rata from each of your Investment Options. If you do not provide instruction on how you want the withdrawal processed, we will process the withdrawal as a gross withdrawal.

PLEASE BE AWARE THAT ALTHOUGH A GIVEN PARTIAL WITHDRAWAL MAY QUALIFY AS A FREE WITHDRAWAL FOR PURPOSES OF AVOIDING A CDSC, THE AMOUNT OF THE WITHDRAWAL COULD EXCEED THE ANNUAL INCOME AMOUNT UNDER ONE OF THE HIGHEST DAILY LIFETIME INCOME V2.1, HIGHEST DAILY LIFETIME INCOME 2.0, HIGHEST DAILY LIFETIME INCOME OR HIGHEST DAILY LIFETIME 6 PLUS SUITE OF BENEFITS. IN THAT SCENARIO, THE PARTIAL WITHDRAWAL WOULD BE DEEMED "EXCESS INCOME" - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT FOR FUTURE YEARS. FOR EXAMPLE, IF THE ANNUAL INCOME AMOUNT UNDER HIGHEST DAILY LIFETIME INCOME V2.1 WERE $2,000 AND A $2,500 WITHDRAWAL THAT QUALIFIED AS A FREE WITHDRAWAL WERE MADE, THE WITHDRAWAL WOULD BE DEEMED EXCESS INCOME, IN THE AMOUNT OF $500.

SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD

Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.

You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Internal Revenue Code or Required Minimum Distributions.

You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.

Systematic withdrawals can be made from your Account Value allocated to the Sub-accounts. Please note that systematic withdrawals may be subject to any applicable CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.


If you have not elected an optional living benefit, we will withdraw systematic withdrawals from the Investment Options you have designated (your "designated Investment Options"). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. "Pro rata" means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.


If you have certain optional living benefits that guarantee Lifetime Withdrawals (e.g., Highest Daily Lifetime Income v2.1) and elect, or have elected, to receive Lifetime Withdrawals using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:

       . Systematic withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.

       . If you either have an existing or establish a new systematic withdrawal program for an amount less than, or equal to, your Annual Income Amount and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.

       . If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your Annual Income Amount available in future Annuity Years. A combination of partial withdrawals and systematic withdrawals for an amount greater than your Annual Income Amount will further increase the impact on your future Annual Income Amount.

       . For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see "Living Benefits" later in this prospectus.

       . If you are taking your entire Annual Income Amount through the systematic withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(T)/72(Q) OF THE INTERNAL REVENUE CODE


If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For Annuities issued as nonqualified annuities, the Code may provide a similar exemption from penalty under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) may be subject to a CDSC (except that no CDSC applies to the C Series). To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.


You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

Please note that if a withdrawal under 72(t) or 72(q) was scheduled to be effected between the last Valuation Day prior to December 25/th/ and December 31/st/ of a given year, then, we will implement the withdrawal on the last Valuation Day prior to December 25/th/ of that year.

REQUIRED MINIMUM DISTRIBUTIONS

Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC (if applicable) on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the Required Minimum Distribution and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a systematic withdrawal that is taken to satisfy the Required Minimum Distribution rules in relation to other savings or investment plans under other qualified retirement plans.

The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code. Please see "Living Benefits" for further information relating to Required Minimum Distributions if you own a living benefit.

In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.

Please note that if a Required Minimum Distribution was scheduled to be effected between the last Valuation Day prior to December 25/th/ and December 31/st/ of a given year, then, we will implement the Required Minimum Distribution on the last Valuation Day prior to December 25/th/ of that year.

See "Tax Considerations" for a further discussion of Required Minimum Distributions. For the impact of Required Minimum Distributions on optional benefits and Excess Income, see "Living Benefits - Highest Daily Lifetime Income v2.1 Benefit - Required Minimum Distributions."

                                  SURRENDERS


SURRENDER VALUE

During the Accumulation Period you can surrender your Annuity at any time, and you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value less any applicable CDSC, any charges assessable as a deduction from the Account Value for any applicable optional benefit charge, and any Annual Maintenance Fee.


We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. If you purchase an Annuity WITHOUT a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity WITH a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take a Non-Lifetime Withdrawal (see "Living Benefits - Non-Lifetime Withdrawal Feature") that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See "Annuity Options" later in this prospectus for information on the impact of the minimum Surrender Value at annuitization.


MEDICALLY-RELATED SURRENDERS

You may request to surrender all or part of your X Series, B Series, or L Series Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below (a "Medically-Related Surrender"). The CDSC and this waiver are not applicable to the C Series.

If you request a full surrender, the amount payable will be your Account Value minus the amount of any Purchase Credits applied within 12 months prior to your request in Good Order to surrender your Annuity. With respect to partial surrenders, we similarly reserve the right to recapture Purchase Credits. Although a CDSC will not apply to qualifying Medically-Related Surrenders, please be aware that a withdrawal from the Annuity before you have reached age 59/ 1//\\2\\ may be subject to a 10% tax penalty and other tax consequences - see "Tax Considerations" later in this prospectus.

This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:

       . If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a Medically-Related Surrender;

       . If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;

       . If the Owner is one or more natural persons, all such Owners must also be alive at such time;

       . We must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and

       .  no additional Purchase Payments can be made to the Annuity.

We reserve the right to impose a maximum amount of a Medically-Related Surrender (equal to $500,000), but we do not currently impose that maximum. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of Medically-Related Surrenders you have taken previously under this Annuity and any other annuities we and/or our affiliates have issued to you exceeds that maximum amount, we reserve the right to treat the amount exceeding that maximum as not an eligible Medically-Related Surrender. A "Contingency Event" occurs if the Owner (or Annuitant if entity-owned) is:

       . first confined in a "Medical Care Facility" after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically-Related Surrender request at our Service Office; or

       . first diagnosed as having a "Fatal Illness" after the Issue Date and while the Annuity is in force. We may require a second or third opinion by a licensed physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.

"Fatal Illness" means a condition (a) diagnosed by a licensed physician; and
(b) that is expected to result in death within 24 months after the diagnosis in 80% of the cases diagnosed with the condition. "Medical Care Facility" means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically-necessary in-patient care, which is
(a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and
(d) certified as a hospital or long-term care facility; OR (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or Licensed Practical Nurse (LPN) 24 hours a day that maintains control of all prescribed medications dispensed and daily medical records.

                                ANNUITY OPTIONS

Annuitization involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit). We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. Please refer to the "Living Benefits" section in this prospectus for a description of annuity options that are available when you elect one of the living benefits. You must annuitize your entire Account Value; partial annuitizations are not allowed.


You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95/th/ birthday of the oldest of any Owner and Annuitant whichever occurs first ("Latest Annuity Date") and no earlier than the earliest permissible Annuity Date. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years). You may change your choices before the Annuity Date.


If needed, we will require proof in Good Order of the Annuitant's age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.

If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2000 on the Annuity Date.

Once annuity payments begin, you no longer receive benefits under any optional living benefit (unless you have annuitized under that benefit) or the Death Benefits described below.

Certain of these annuity options may be available as "settlement options" to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

Please note that you may not annuitize within the first Annuity Year.

For Beneficiary Annuities, no annuity payments are available and all references to Annuity Date are not applicable.

OPTION 1


ANNUITY PAYMENTS FOR A PERIOD CERTAIN: Under this option, we will make equal payments for the period chosen (the "period certain"), up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies during the income phase, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.


OPTION 2

LIFE INCOME ANNUITY OPTION WITH A PERIOD CERTAIN: Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant's life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

OTHER ANNUITY OPTIONS WE MAY MAKE AVAILABLE

At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:

..   Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable monthly, quarterly, semiannually, or annually, as you choose, until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

..   Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second Annuitant. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.

..   Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second Annuitant. If the Annuitants' joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.

We reserve the right to cease offering any of these other annuity options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available other annuity or settlement options.

                                LIVING BENEFITS

Pruco Life of New Jersey offers different optional living benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Optional benefits are not available if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional living benefits, the additional cost has the impact of reducing net performance of the Investment Options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of these optional living benefits. Depending on which optional living benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:

..   protecting a principal amount from decreases in value due to investment performance;

..   guaranteeing a minimum amount of growth to be used as the basis for lifetime withdrawals; or

..   providing spousal continuation of certain benefits.

We currently offer the following "living benefits":

       .  Highest Daily Lifetime Income v2.1

       .  Spousal Highest Daily Lifetime Income v2.1

       .  Highest Daily Lifetime Income v2.1 With Highest Annual Death Benefit

       . Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit

The following "living benefits" are available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm:

       .  Highest Daily Guaranteed Return Option II (HD GRO II)

       .  Guaranteed Return Option Plus II (GRO PLUS II)

We previously offered the following optional living benefits during the periods indicated.

Offered from August 20, 2012 to February 24, 2013:

       .  Highest Daily Lifetime Income 2.0

       .  Spousal Highest Daily Lifetime Income 2.0

       .  Highest Daily Lifetime Income 2.0 With Highest Annual Death Benefit

       . Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit

Offered from January 24, 2011 to August 19, 2012:

       .  Highest Daily Lifetime Income

       .  Spousal Highest Daily Lifetime Income

Offered from March 15, 2010 to January 23, 2011:

       .  Highest Daily Lifetime 6 Plus Income

       .  Spousal Highest Daily Lifetime 6 Plus Income

Please see Appendix D for information pertaining to the Highest Daily Lifetime Income 2.0 Suite of benefits; Appendix C for information pertaining to the Highest Daily Lifetime Income Suite of benefits; and Appendix B for information pertaining to the Highest Daily Lifetime 6 Plus Suite of benefits.

Each living benefit requires your participation in a predetermined mathematical formula that may transfer your account value between the Sub-accounts you have chosen from among those we permit with the benefit (i.e., the "permitted Sub-accounts" - see "Investment Options" for lists of permitted Sub-accounts available by optional benefit) and certain bond portfolio Sub-accounts of AST. The Highest Daily Lifetime Income v2.1 Suite of benefits, Highest Daily Lifetime Income 2.0 Suite of benefits, Highest Daily Lifetime Income Suite of benefits, and Highest Daily Lifetime 6 Plus Suite of benefits use one predetermined mathematical formula. GRO Plus II and HD GRO II each uses a separate and different predetermined mathematical formula. Under the predetermined mathematical formula used with the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income and Highest Daily Lifetime 6 Plus Suite of benefits, your Account Value may be transferred between certain "permitted Sub-accounts" and the AST Investment Grade Bond Sub-account. Under each predetermined mathematical formula used with GRO Plus II and HD GRO II, your Account Value may be transferred between certain "permitted Sub-accounts" and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date. The formulas differ because of the nature of the underlying guarantees, and thus could result in different transfers of account value over time. Although not guaranteed, the optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. The investment requirements and the formula do not guarantee any reduction in risk or volatility or any increase in Account Value. In fact, the investment requirements could mean that you miss appreciation opportunities in other investment options. The formula could mean that you miss opportunities for investment gains in your selected Sub-accounts while Account Value is allocated to the applicable AST bond portfolio Sub-account, and there is no guarantee that the applicable AST bond portfolio Sub-account will not lose value. We are not providing you with investment advice through the use of any of the formulas. In addition, the formulas do not constitute an investment strategy that we are recommending to you.

Here is a general description of each kind of living benefit that exists under this Annuity:

LIFETIME GUARANTEED MINIMUM WITHDRAWAL BENEFITS. These benefits are designed for someone who wants a guaranteed lifetime income stream through withdrawals over time, rather than by annuitizing. Highest Daily Lifetime Income v2.1 is one example of this type of benefit. Please note that there is a Latest Annuity Date under your Annuity, by which date annuity payments must commence.

Under any of the Guaranteed Lifetime Withdrawal Benefits (E.G., Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit, and Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit), WITHDRAWALS IN EXCESS OF THE ANNUAL INCOME AMOUNT, CALLED "EXCESS INCOME," WILL IMPACT THE VALUE OF THE BENEFIT INCLUDING A PERMANENT REDUCTION IN FUTURE GUARANTEED AMOUNTS. IF YOU WISH TO WITHDRAW EXCESS INCOME BUT ARE UNCERTAIN HOW IT WILL IMPACT YOUR FUTURE GUARANTEED AMOUNTS, YOU MAY CONTACT US PRIOR TO REQUESTING THE WITHDRAWAL TO OBTAIN A PERSONALIZED, TRANSACTION-SPECIFIC CALCULATION SHOWING THE EFFECT OF TAKING THE WITHDRAWAL.

GUARANTEED MINIMUM ACCUMULATION BENEFITS. The common characteristic of these benefits is that your Account Value is guaranteed to be at least a specified amount at some point in the future. Thus, these benefits may be appropriate for an annuity Owner who wants a guaranteed minimum Account Value after a specified number of years. Because the guarantee inherent in the benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. HD GRO II is one example of this type of benefit.

PLEASE REFER TO THE BENEFIT DESCRIPTION THAT FOLLOWS FOR A COMPLETE DESCRIPTION OF THE TERMS, CONDITIONS AND LIMITATIONS OF EACH OPTIONAL BENEFIT. SEE THE CHART IN THE "INVESTMENT OPTIONS" SECTION OF THE PROSPECTUS FOR A LIST OF INVESTMENT OPTIONS AVAILABLE AND PERMITTED WITH EACH BENEFIT. WE RESERVE THE RIGHT TO TERMINATE A BENEFIT IF YOU ALLOCATE FUNDS INTO NON-PERMITTED INVESTMENT OPTIONS. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. As is the case with optional living benefits in general, the fulfillment of our guarantee under these benefits is dependent on our claims paying ability.

TERMINATION OF EXISTING BENEFITS AND ELECTION OF NEW BENEFITS

If you elect an optional living benefit, you may subsequently terminate the benefit and elect one of the then currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period for such an election (you may elect a new benefit beginning on the next Valuation Day), provided that upon such an election, your Account Value must be allocated to the Investment Options permitted for the optional benefit. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your Financial Professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may not provide the same guarantees and/or may be more expensive than the benefit you are terminating. NOTE THAT ONCE YOU TERMINATE AN EXISTING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES EFFECTIVE. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.


Prior to a recent Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in UNITED STATES V. WINDSOR, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The WINDSOR decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (the "Code") are now available to a same sex spouse.

On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. If a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes. Please consult with your tax or legal adviser before electing the Spousal Benefit for a same sex spouse or civil union partner. Please see "Tax Considerations" for more information.


HIGHEST DAILY LIFETIME(R) INCOME V2.1 BENEFIT

Highest Daily Lifetime(R) Income v2.1 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit, for new elections at any time.

We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income v2.1 may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

The income benefit under Highest Daily Lifetime Income v2.1 currently is based on a single "designated life" who is at least 50 years old on the benefit effective date. Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit. As long as your Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY PARTICULAR WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER HIGHEST DAILY LIFETIME INCOME V2.1. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE FOLLOWING SECTIONS IN THIS PROSPECTUS: "SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 BENEFIT", "HIGHEST DAILY LIFETIME INCOME V2.1 WITH HIGHEST ANNUAL DEATH BENEFIT" AND "SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HIGHEST ANNUAL DEATH BENEFIT".

KEY FEATURE - PROTECTED WITHDRAWAL VALUE

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)

The Periodic Value on or before the Roll-Up End Date
On any day we recalculate the Periodic Value (a "Current Valuation Day") that falls on or before the tenth (10/th/) anniversary of the benefit effective date (or the "Roll-Up End Date"), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2) the Account Value on the current Valuation Day.

The Periodic Value after the Roll-Up End Date

On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1) the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2) the Account Value on the current Valuation Day.

Because the 5% daily appreciation ends after the 10/th/ anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10/th/ benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Value.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

PLEASE NOTE THAT IF YOU ELECT HIGHEST DAILY LIFETIME INCOME V2.1, YOUR ACCOUNT VALUE IS NOT GUARANTEED, CAN FLUCTUATE AND MAY LOSE VALUE.

KEY FEATURE - ANNUAL INCOME AMOUNT UNDER HIGHEST DAILY LIFETIME INCOME V2.1

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. Under the Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an

Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

..   If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

..   If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v2.1 and subsequent to the first Lifetime Withdrawal will
(i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5%
for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older) and
(ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

While Highest Daily Lifetime Income v2.1 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

..   if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

..   if we are not then offering this benefit for new issues; or

..   if we are offering a modified version of this benefit for new issues.

If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.

HIGHEST DAILY AUTO STEP-UP

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income v2.1. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v2.1 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Highest Daily Lifetime Income v2.1 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.


Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. As a result, these examples may not reflect the probable results of the benefit. Assume the following for all three examples:


   .   The Issue Date is November 1

   . Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year

   . The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1

   .   The first withdrawal is a Lifetime Withdrawal

Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.

EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS

On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

EXAMPLE OF PROPORTIONAL REDUCTIONS

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

HERE IS THE CALCULATION:

Account Value before Lifetime withdrawal                  $ 118,000.00
Amount of "non" Excess Income                             $   3,500.00
Account Value immediately before Excess Income of $1,500  $ 114,500.00
Excess Income amount                                      $   1,500.00
Ratio ($1,500/$114,500 = 1.31%)                                   1.31%
Annual Income Amount                                      $   6,000.00
1.31% Reduction in Annual Income Amount                   $      78.60
Annual Income Amount for future Annuity Years             $   5,921.40

EXAMPLE OF HIGHEST DAILY AUTO STEP-UP

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

                         HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                       (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*    ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----    ------------- ------------------------ ------------------------
June 28   $238,000.00        $238,000.00               $11,900.00
June 29   $226,500.00        $228,009.60               $11,400.48
June 30   $226,800.00        $228,009.60               $11,400.48
July 1    $233,500.00        $233,500.00               $11,675.00
July 2    $231,900.00        $233,500.00               $11,675.00

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

   . The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.

   . This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

   . The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

   . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.

NON-LIFETIME WITHDRAWAL FEATURE

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v2.1. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v2.1. If you do not designate the withdrawal as the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable
CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. Thus, the first withdrawal will be a Lifetime Withdrawal.

EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

       .  The Issue Date is December 3

       . Highest Daily Lifetime Income v2.1 is elected on September 4 of the following calendar year

       .  The Account Value at benefit election was $105,000

       . The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1

       . No previous withdrawals have been taken under Highest Daily Lifetime Income v2.1

On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v2.1 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

HERE IS THE CALCULATION:

Withdrawal amount                                          $ 15,000
Divided by Account Value before withdrawal                 $120,000
Equals ratio                                                   12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value                                 $109,375

REQUIRED MINIMUM DISTRIBUTIONS

Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31/st/ for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.

A "Calendar Year" runs from January 1 to December 31 of that year.

Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

..   the remaining Annual Income Amount for that Annuity Year; plus

..   the second Calendar Year's RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

EXAMPLE

The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

 FIRST CALENDAR YEAR             ANNUITY YEAR          SECOND CALENDAR YEAR
 -------------------       ------------------------  ------------------------
 01/01/2014 to 12/31/2014  06/01/2014 to 05/31/2015  01/01/2015 to 12/31/2015

Assume the following:

..   RMD Amount for Both Calendar Years = $6,000;

..   Annual Income Amount = $5,000; and

..   A withdrawal of $2,000 was taken on 07/01/2014 (during the First Calendar
    Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

The amount that can be taken between 01/03/2015 and 05/31/2015 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

..   The remaining Annual Income for that Annuity Year ($3,000); plus

..   The Second Calendar Year's RMD Amount minus the Annual Income Amount
    ($6,000--$5,000 = $1,000).

If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2015.

Other Important Information

..   If, in any Annuity Year, your RMD amount is less than your Annual Income
    Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

..   If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

..   If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.

BENEFITS UNDER HIGHEST DAILY LIFETIME INCOME V2.1

..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN AN ANNUITY YEAR EXCEED THE ANNUAL INCOME AMOUNT ("EXCESS INCOME") AND REDUCE YOUR ACCOUNT VALUE TO ZERO, HIGHEST DAILY LIFETIME INCOME V2.1 TERMINATES, WE WILL MAKE NO FURTHER PAYMENTS OF THE ANNUAL INCOME AMOUNT AND NO ADDITIONAL PURCHASE PAYMENTS WILL BE PERMITTED. HOWEVER, IF A PARTIAL WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY, THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE DESIGNATED LIFE.

..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1) apply your Account Value, less any applicable tax charges, to any annuity option available; or

       (2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1) the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

       (2)  the Account Value.

OTHER IMPORTANT CONSIDERATIONS


..   Withdrawals under Highest Daily Lifetime Income v2.1 benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.


..   Any Lifetime Withdrawal that does not cause cumulative withdrawals in that
    Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or to any additional Purchase

   Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

..   Any Death Benefit will terminate if withdrawals taken under Highest Daily
    Lifetime Income v2.1 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" for more information.)

HIGHEST DAILY LIFETIME INCOME V2.1

The current charge for Highest Daily Lifetime Income v2.1 is 1.00% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.25% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

For Highest Daily Lifetime Income v2.1, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v2.1. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v2.1, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income v2.1 and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT HIGHEST DAILY LIFETIME INCOME V2.1, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND YOUR GUARANTEES UNDER HIGHEST DAILY LIFETIME INCOME V2.1 WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF HIGHEST DAILY LIFETIME INCOME V2.1. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income v2.1 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

TERMINATION OF THE BENEFIT

You may terminate Highest Daily Lifetime Income v2.1 at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:

  (I)   YOUR TERMINATION OF THE BENEFIT,

  (II)  YOUR SURRENDER OF THE ANNUITY,

  (III) YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO RECEIVE THE ANNUAL INCOME AMOUNT IN THE FORM OF ANNUITY PAYMENTS, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT)

  (IV) OUR RECEIPT OF DUE PROOF OF DEATH OF THE OWNER OR ANNUITANT (FOR ENTITY-OWNED ANNUITIES)

  (V) BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO DUE TO A WITHDRAWAL OF EXCESS INCOME,

  (VI) YOU ALLOCATE OR TRANSFER ANY PORTION OF YOUR ACCOUNT VALUE TO ANY SUB-ACCOUNT(S) TO WHICH YOU ARE NOT PERMITTED TO ELECTIVELY ALLOCATE OR TRANSFER ACCOUNT VALUE,* OR

  (VII) YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE OR IF WE PROCESS A REQUESTED CHANGE THAT IS NOT CONSISTENT WITH OUR ALLOWED OWNER, ANNUITANT OR BENEFICIARY DESIGNATIONS.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.

"Due Proof of Death" is satisfied when we receive all of the following in Good
Order: (a) a death certificate or similar documentation acceptable to us;
(b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Highest Daily Lifetime Income v2.1 other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v2.1 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in "Election of and Designations under the Benefit" and "Termination of Your Highest Daily Lifetime v2.1" earlier in this benefit description.

HOW HIGHEST DAILY LIFETIME INCOME V2.1 TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT

OVERVIEW OF THE PREDETERMINED MATHEMATICAL FORMULA

Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income v2.1 suite of benefits, while managing the risk to Pruco Life of New Jersey associated with offering these products. One of the key features that helps us accomplish that balance and an integral part of the Highest Daily Lifetime Income v2.1 suite is the predetermined mathematical formula used to transfer Account Value between the Permitted Subaccounts and the AST Investment Grade Bond Sub-account, referred to in this section as the "Bond Sub-account". The formula is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income v2.1 suite of benefits. The formula is not investment advice.

The formula is set forth in Appendix H (and is described below).

The predetermined mathematical formula ("formula") monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk to us associated with these benefits, which is generally represented by the gap between your Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, lessens the risk that your Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit. The formula may also limit the potential for your Account Value to grow.

The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula. The formula does not constitute an investment strategy that we are recommending to you. The formula may limit the potential for your Account Value to grow.

TRANSFER ACTIVITY UNDER THE FORMULA

Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, assuming none of the Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Account Value before a transfer to the Bond Sub-account is made.

It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, the performance of the Bond Sub-account while Account Value is allocated to it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

   . The difference between your Account Value and your Protected Withdrawal Value;

   .   The amount of time the benefit has been in effect on your Annuity;

   . The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

   . Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

   . Any withdrawals you take from your Annuity (while the benefit is in effect).

Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Account Value and hence a greater impact on if (and how much of) your Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

HOW THE FORMULA OPERATES

Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.

(1) First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the "Target Value" or "L".

(2) Second, we subtract any amounts invested in the Bond Sub-account ("B") from the Target Value and divide that number by the amount invested in the Permitted Sub-Accounts ("V"). We refer to this resulting value as the "Target Ratio" or "R".

(3) Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.

(4) If a transfer needs to occur, we use another calculation to determine the amount of the transfer.

The Formula is:

   R = (L - B)/ V

More specifically, the formula operates as follows:

(1) We calculate the Target Value (L) by multiplying the Income Basis (as defined in Appendix H) for that day by 5% and by the applicable Annuity Factor found in Appendix H. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments and any withdrawals of Excess Income.

    Example (assume the Income Basis is $200,000, and the contract is 11 1/2 months old, resulting in an annuity factor of 14.95)

    Target Value (L) = $200,000 x 5% x 14.95 = $149,500

(2) Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (V).

Example (assume the amount in the Bond Sub-account is zero, and the amount held within the Permitted Sub-accounts is $179,500)

   Target Ratio (R) = ($149,500 - 0)/$179,500 = 83.3%

(3) If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

   Example: Assuming the Target Ratio is above 83% for a 3/rd/ consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.

(4) In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap discussion below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be.

THE 90% CAP

The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

MONTHLY TRANSFERS

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:

a) The total value of all your Account Value in the Bond Sub-account, or

b) An amount equal to 5% of your total Account Value.

OTHER IMPORTANT INFORMATION

..   The Bond sub-account is not a Permitted Sub-account. As such, only the formula can transfer Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Account Value to or from the Bond Sub-account.

..   While you are not notified before a transfer occurs to or from the Bond
    Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation
    Day:

   . Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

   . If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

   . Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

..   If you make additional Purchase Payments to your Annuity, they will be allocated to the Permitted Sub-accounts and will be subject to the formula.

..   Additional Purchase Payments to your Annuity do not increase "B" within the formula, and may result in an additional Account Value being transferred to the Permitted Sub-accounts, or a transfer to the Bond Sub-account due to the change in the ratio.

..   If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional

   Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).

ADDITIONAL TAX CONSIDERATIONS

If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.


As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see "Tax Considerations" for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income v2.1 through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


SPOUSAL HIGHEST DAILY LIFETIME(R) INCOME V2.1 BENEFIT

Spousal Highest Daily Lifetime(R) Income v2.1 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

We offer a benefit that guarantees, until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v2.1 after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

Spousal Highest Daily Lifetime Income v2.1 is the spousal version of Highest Daily Lifetime Income v2.1. Currently, if you elect Spousal Highest Daily Lifetime Income v2.1 and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income v2.1 and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. See "Termination of Existing Benefits and Election of New Benefits" for details.

Spousal Highest Daily Lifetime Income v2.1 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v2.1 benefit due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit.

As long as your Spousal Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY PARTICULAR WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE FOLLOWING SECTIONS IN THIS PROSPECTUS: "HIGHEST DAILY LIFETIME INCOME V2.1 BENEFIT", "HIGHEST DAILY LIFETIME INCOME V2.1 WITH HIGHEST ANNUAL DEATH BENEFIT" AND "SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HIGHEST ANNUAL DEATH BENEFIT".

KEY FEATURE - PROTECTED WITHDRAWAL VALUE

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions).

The Periodic Value ON OR BEFORE the Roll-Up End Date

On any day we recalculate the Periodic Value (a "Current Valuation Day") that falls ON OR BEFORE the tenth (10/th/) anniversary of the benefit effective date (referred to as the "Roll-Up End Date"), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2) the Account Value on the current Valuation Day.

The Periodic Value AFTER the Roll-Up End Date

On any Current Valuation Day that falls AFTER the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1) the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2) the Account Value on the current Valuation Day.

Because the 5% daily appreciation ends after the 10/th/ anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10/th/ benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Amount.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

PLEASE NOTE THAT IF YOU ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1, YOUR ACCOUNT VALUE IS NOT GUARANTEED, CAN FLUCTUATE AND MAY LOSE VALUE.

KEY FEATURE - ANNUAL INCOME AMOUNT UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

..   If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

..   If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v2.1 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

While Spousal Highest Daily Lifetime Income v2.1 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

..   if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

..   if we are not then offering this benefit for new issues; or

..   if we are offering a modified version of this benefit for new issues.

If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Spousal Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values associated with your Spousal Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

We will exercise such reservation of right for all annuity purchasers in the same class of annuity, in a non-discriminatory manner.

HIGHEST DAILY AUTO STEP-UP

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v2.1 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Spousal Highest Daily Lifetime Income v2.1 does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. Assume the following for all three examples:

..   The Issue Date is November 1

..   Spousal Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year

..   Both designated lives were 70 years old when they elected Spousal Highest
    Daily Lifetime Income v2.1

..   The first withdrawal is a Lifetime Withdrawal

Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.

EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS

On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).

EXAMPLE OF PROPORTIONAL REDUCTIONS

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

HERE IS THE CALCULATION:

Account Value before Lifetime Withdrawal                      $ 118,000.00
Amount of "non" excess withdrawal                             $   2,900.00
Account Value immediately before excess withdrawal of $2,100  $ 115,100.00
Excess withdrawal amount                                      $   2,100.00
Ratio ($2,100/$115,100 = 1.82%)                                       1.82%
Annual Income Amount                                          $   5,400.00
1.82% Reduction in Annual Income Amount                       $      98.28
Annual Income Amount for future Annuity Years                 $   5,301.72

EXAMPLE OF HIGHEST DAILY AUTO STEP-UP

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

                       HIGHEST DAILY VALUE(ADJUSTED     ADJUSTED ANNUAL
                            FOR WITHDRAWAL AND      INCOME AMOUNT (5% OF THE
DATE*    ACCOUNT VALUE     PURCHASE PAYMENTS)**       HIGHEST DAILY VALUE)
-----    ------------- ---------------------------- ------------------------
June 28   $238,000.00          $238,000.00                 $10,710.00
June 29   $226,500.00          $227,994.52                 $10,259.75
June 30   $226,800.00          $227,994.52                 $10,259.75
July 1    $233,500.00          $233,500.00                 $10,507.50
July 2    $231,900.00          $233,500.00                 $10,507.50

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

   . The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.

   . This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

   . The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Unadjusted Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

   . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.

NON-LIFETIME WITHDRAWAL FEATURE

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v2.1. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v2.1. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable
CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

   .   The Issue Date is December 3

   . Spousal Highest Daily Lifetime Income v2.1 is elected on September 4 of the following calendar year

   .   The Account Value at benefit election was $105,000

   . Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income v2.1

   . No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income v2.1

On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

HERE IS THE CALCULATION:

Withdrawal amount                                          $ 15,000
Divided by Account Value before withdrawal                 $120,000
Equals ratio                                                   12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value                                 $109,375

REQUIRED MINIMUM DISTRIBUTIONS

See the sub-section entitled "Required Minimum Distributions" in the prospectus section above concerning Highest Daily Lifetime Income v2.1 for a discussion of the relationship between the RMD amount and the Annual Income Amount.

BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1

..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN AN ANNUITY YEAR EXCEED THE ANNUAL INCOME AMOUNT ("EXCESS INCOME") AND REDUCE YOUR ACCOUNT VALUE TO ZERO, SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 TERMINATES, WE WILL MAKE NO FURTHER PAYMENTS OF THE ANNUAL INCOME AMOUNT AND NO ADDITIONAL PURCHASE PAYMENTS WILL BE PERMITTED. HOWEVER, IF A WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE SECOND DESIGNATED LIFE PROVIDED THE DESIGNATED LIVES WERE SPOUSES AT THE DEATH OF THE FIRST DESIGNATED LIFE.

..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1) apply your Account Value, less any applicable state required premium tax, to any annuity option available; or

       (2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1) the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

       (2)  the Account Value.

OTHER IMPORTANT CONSIDERATIONS


..   Withdrawals under the Spousal Highest Daily Lifetime Income v2.1 benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.


..   Any Lifetime Withdrawal that does not cause cumulative withdrawals in that
    Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

..   Any Death Benefit will terminate if withdrawals taken under Spousal Highest
    Daily Lifetime Income v2.1 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" for more information.)

SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1

The current charge for Spousal Highest Daily Lifetime Income v2.1 is 1.10% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.275% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

Spousal Highest Daily Lifetime Income v2.1 can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime Income v2.1 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

   . One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or

   . Co-Annuity Owners, where the Owners are each other's spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or

   . One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:
(a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
(b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v2.1. If the designated lives divorce, Spousal Highest Daily Lifetime Income v2.1 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such withdrawal. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income v2.1 and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT, AND YOUR GUARANTEES UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income v2.1 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

TERMINATION OF THE BENEFIT

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:

(I) UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE FIRST DESIGNATED LIFE, IF THE SURVIVING SPOUSE OPTS TO TAKE THE DEATH BENEFIT UNDER THE ANNUITY (RATHER THAN CONTINUE THE ANNUITY) OR IF THE SURVIVING SPOUSE IS NOT AN ELIGIBLE DESIGNATED LIFE;

(II)   UPON THE DEATH OF THE SECOND DESIGNATED LIFE;

(III)  YOUR TERMINATION OF THE BENEFIT;

(IV)   YOUR SURRENDER OF THE ANNUITY;

(V) YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO TAKE ANNUITY PAYMENTS IN THE FORM OF THE ANNUAL INCOME AMOUNT, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);

(VI) BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO DUE TO A WITHDRAWAL OF EXCESS INCOME;

(VII) YOU ALLOCATE OR TRANSFER ANY PORTION OF YOUR ACCOUNT VALUE TO ANY SUB-ACCOUNT(S) TO WHICH YOU ARE NOT PERMITTED TO ELECTIVELY ALLOCATE OR TRANSFER ACCOUNT VALUE*; OR

(VIII) YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE OR IF WE PROCESS A REQUESTED CHANGE THAT IS NOT CONSISTENT WITH OUR ALLOWED OWNER, ANNUITANT OR BENEFICIARY DESIGNATIONS.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.

"Due Proof of Death" is satisfied when we receive all of the following in Good
Order: (a) a death certificate or similar documentation acceptable to us;
(b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Spousal Highest Daily Lifetime Income v2.1 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

HOW SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT

See "How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.

ADDITIONAL TAX CONSIDERATIONS

Please see the Additional Tax Considerations section under Highest Daily Lifetime Income v2.1 above.

HIGHEST DAILY LIFETIME INCOME V2.1 WITH HIGHEST ANNUAL DEATH BENEFIT

Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit ("HA DB") is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.

We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) ("Guarantee Payments"). Highest Daily Lifetime Income v2.1 with HA DB may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and also wish to provide a death benefit to your beneficiaries. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income v2.1 with HA DB is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

Highest Daily Lifetime Income v2.1 is offered with or without the HA DB component; however, you may only elect HA DB with Highest Daily Lifetime Income v2.1, and you must elect the HA DB benefit at the time you elect Highest Daily Lifetime Income v2.1. If you elect Highest Daily Lifetime Income v2.1 without HA DB and would like to add the feature later, you must first terminate Highest Daily Lifetime Income v2.1 and elect Highest Daily Lifetime Income v2.1 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income v2.1 and elect Highest Daily Lifetime Income v2.1 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income v2.1 with HA DB is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living or death benefit.


The income benefit under Highest Daily Lifetime Income v2.1 with HA DB currently is based on a single "designated life" who is between the ages of 50 and 79 on the benefit effective date and received in Good Order. As long as your Highest Daily Lifetime Income v2.1 with HA DB is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.


ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY PARTICULAR WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB (INCLUDING NO PAYMENT OF THE HIGHEST ANNUAL DEATH BENEFIT AMOUNT). AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT, PLEASE SEE THE FOLLOWING SECTIONS IN THIS PROSPECTUS: "HIGHEST DAILY LIFETIME INCOME V2.1 BENEFIT", "SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 BENEFIT" AND "SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HIGHEST ANNUAL DEATH BENEFIT".

KEY FEATURE - PROTECTED WITHDRAWAL VALUE

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)

The Periodic Value on or before the Roll-Up End Date

On any day we recalculate the Periodic Value (a "Current Valuation Day") that falls on or before the tenth (10/th/) anniversary of the benefit effective date (referred to as the "Roll-Up End Date"), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2) the Account Value on the current Valuation Day.

The Periodic Value after the Roll-Up End Date

On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1) the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2) the Account Value on the current Valuation Day.

Because the 5% daily appreciation ends after the 10/th/ anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

PLEASE NOTE THAT IF YOU ELECT HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB, YOUR ACCOUNT VALUE IS NOT GUARANTEED, CAN FLUCTUATE AND MAY LOSE VALUE.

KEY FEATURE - ANNUAL INCOME AMOUNT UNDER HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. Under Highest Daily Lifetime Income v2.1 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

..   If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

..   If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v2.1 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

After your first Lifetime Withdrawal and before your Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.

While Highest Daily Lifetime Income v2.1 with HA DB is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

..   if we determine that, as a result of the timing and amounts of your additional Purchase Payments and Withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

..   if we are not then offering this benefit for new issues; or

..   if we are offering a modified version of this benefit for new issues.

If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v2.1 with HA DB. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 with HA DB through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.

HIGHEST DAILY AUTO STEP-UP

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income v2.1 with HA DB. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v2.1 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v2.1 with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Highest Daily Lifetime Income v2.1 with HA DB does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income v2.1 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v2.1 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:

..   The Issue Date is November 1

..   Highest Daily Lifetime Income v2.1 with HA DB is elected on August 1 of the following calendar year

..  The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
   Income v2.1 with HA DB

..  The first withdrawal is a Lifetime Withdrawal


Unless otherwise indicated, it is assumed that all dates referenced hereafter in these examples fall on consecutive business days.


EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS

On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920).

EXAMPLE OF PROPORTIONAL REDUCTIONS

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).

HERE IS THE CALCULATION:

Annual Income Amount                                       Highest Annual Death Benefit Amount
--------------------                                     -----------------------------------------
Account Value before Lifetime Withdrawal  $  118,000.00  Account Value before Lifetime Withdrawal  $  118,000.00
Amount of "non" Excess Income             $    3,500.00  Amount of "non" Excess Income             $    3,500.00
Account Value immediately before                         Account Value immediately before
Excess Income of $1,500                   $  114,500.00  Excess Income of $1,500                   $  114,500.00
Excess Income amount                      $    1,500.00  Excess Income amount                      $    1,500.00
Ratio ($1,500/$114,500 = 1.31%)                    1.31% Ratio ($1,500/$114,500 = 1.31%)                    1.31%
Annual Income Amount                      $    6,000.00  HA DB Amount                              $  109,420.00
1.31% Reduction in Annual Income
Amount                                    $       78.60  1.31% Reduction in Annual Income Amount   $    1,433.40
Annual Income Amount for                                 Highest Annual Death
future Annuity Years                      $    5,921.40  Benefit Amount                            $  107,986.60

EXAMPLE OF HIGHEST DAILY AUTO STEP-UP

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

                         HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                       (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*    ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----    ------------- ------------------------ ------------------------
June 28  $ 238,000.00        $ 238,000.00             $ 11,900.00
June 29  $ 226,500.00        $ 228,009.60             $ 11,400.48
June 30  $ 226,800.00        $ 228,009.60             $ 11,400.48
July 1   $ 233,500.00        $ 233,500.00             $ 11,675.00
July 2   $ 231,900.00        $ 233,500.00             $ 11,675.00

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

    . The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.

    . This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

    . The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

    . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.

NON-LIFETIME WITHDRAWAL FEATURE

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income v2.1 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v2.1 with HA DB. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v2.1 with HA DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

..  The Issue Date is December 3

.. Highest Daily Lifetime Income v2.1 with HA DB is elected on September 4 of the following calendar year

..  The Account Value at benefit election was $105,000

..  The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
   Income v2.1 with HA DB

.. No previous withdrawals have been taken under Highest Daily Lifetime Income v2.1 with HA DB


On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v2.1 with HA DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

HERE IS THE CALCULATION:

Withdrawal amount                                          $  15,000.00
Divided by Account Value before withdrawal                 $ 120,000.00
Equals ratio                                                       12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value                                 $ 109,375.00
Highest Annual Death Benefit Amount                        $ 100,992.50

REQUIRED MINIMUM DISTRIBUTIONS

Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.

A "Calendar Year" runs from January 1 to December 31 of that year.

Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

..  the remaining Annual Income Amount for that Annuity Year; plus

.. the second Calendar Year's RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

EXAMPLE

The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

 FIRST CALENDAR YEAR             ANNUITY YEAR          SECOND CALENDAR YEAR
 -------------------       ------------------------  ------------------------
 01/01/2014 to 12/31/2014  06/01/2014 to 05/31/2015  01/01/2015 to 12/31/2015

Assume the following:

..  RMD Amount for Both Calendar Years = $6,000;

..  Annual Income Amount = $5,000; and

..  A withdrawal of $2,000 was taken on 07/01/2014 (during the First Calendar
   Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

The amount that can be taken between 01/03/2015 and 05/31/2015 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

..  The remaining Annual Income for that Annuity Year ($3,000); plus

..  The Second Calendar Year's RMD Amount minus the Annual Income Amount
   ($6,000-$5,000 = $1,000).

If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2015.

Other Important Information

..  If, in any Annuity Year, your RMD amount is less than your Annual Income
   Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

.. If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

.. If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.

HIGHEST ANNUAL DEATH BENEFIT

A Death Benefit is payable under Highest Daily Lifetime Income v2.1 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Owner (Annuitant if entity-owned), also referred to as the "Single Designated Life", when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described later in this prospectus) or the Highest Annual Death Benefit Amount described below.

Highest Annual Death Benefit Amount:

On the date you elect Highest Daily Lifetime Income v2.1 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:

(1) The Account Value on the current Valuation Day; and

(2) The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,

       .  increased by any Purchase Payments made since that anniversary and,

       . reduced by the effect of withdrawals made since that anniversary, as described below.

Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Highest Daily Lifetime Income v2.1 with HA DB.

On each anniversary of the benefit effective date, up to and including the date of death of the decedent, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.

A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

The Highest Annual Death Benefit will be calculated on the date of death of the decedent and will be:

       . increased by the amount of any additional Adjusted Purchase Payments, and

       . reduced by the effect of any withdrawals (as described in the preceding paragraph),

made during the period between the decedent's date of death and the date we receive Due Proof of Death.

PLEASE NOTE THAT THE HIGHEST ANNUAL DEATH BENEFIT AMOUNT IS AVAILABLE ONLY UNTIL WE MAKE GUARANTEE PAYMENTS UNDER HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB OR ANNUITY PAYMENTS BEGIN. THIS MEANS THAT ANY WITHDRAWALS THAT REDUCE YOUR ACCOUNT VALUE TO ZERO WILL ALSO REDUCE THE HIGHEST ANNUAL DEATH BENEFIT AMOUNT TO ZERO.

ALL OTHER PROVISIONS APPLICABLE TO DEATH BENEFITS UNDER YOUR ANNUITY WILL CONTINUE TO APPLY. SEE THE "DEATH BENEFITS" SECTION OF THIS PROSPECTUS FOR MORE INFORMATION PERTAINING TO DEATH BENEFITS.

BENEFITS UNDER HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB

.. To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Highest Daily Lifetime Income v2.1 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN AN ANNUITY YEAR EXCEED THE ANNUAL INCOME AMOUNT ("EXCESS INCOME") AND REDUCE YOUR ACCOUNT VALUE TO ZERO, HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB TERMINATES, WE WILL MAKE NO FURTHER PAYMENTS OF THE ANNUAL INCOME AMOUNT AND NO ADDITIONAL PURCHASE PAYMENTS WILL BE PERMITTED.

.. Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including that of the HA DB feature, will terminate and no Death Benefit Amount is payable. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

.. If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

    (1) apply your Account Value, less any applicable tax charges, to any annuity option available; or

    (2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

.. In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

    (1) the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

    (2) the Account Value.

OTHER IMPORTANT CONSIDERATIONS


.. Withdrawals under Highest Daily Lifetime Income v2.1 with HA DB are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v2.1 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.


.. Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

.. You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

.. You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..  Transfers to and from the Permitted Sub-accounts and the AST Investment
   Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

.. Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.


..  If you elect this benefit, you may be required to reallocate to different
   Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Permitted Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.


..  Any Death Benefit will terminate if withdrawals taken under Highest Daily
   Lifetime Income v2.1 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" for more information.)

CHARGE FOR HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB

The current charge for Highest Daily Lifetime Income v2.1 with HA DB is 1.40% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v2.1 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.35% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v2.1 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

For Highest Daily Lifetime Income v2.1 with HA DB, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be between 50 and 79 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v2.1 with HA DB. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v2.1 with HA DB, except if
(a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

Highest Daily Lifetime Income v2.1 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income v2.1 with HA DB and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND YOUR GUARANTEES UNDER HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income v2.1 with HA DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v2.1 with HA DB so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

TERMINATION OF THE BENEFIT

You may terminate Highest Daily Lifetime Income v2.1 with HA DB at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit, including the HA DB, will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:

(I)    YOUR TERMINATION OF THE BENEFIT,

(II)   YOUR SURRENDER OF THE ANNUITY,

(III) WHEN ANNUITY PAYMENTS BEGIN (ALTHOUGH IF YOU HAVE ELECTED TO RECEIVE THE ANNUAL INCOME AMOUNT IN THE FORM OF ANNUITY PAYMENTS, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT)

(IV)   OUR RECEIPT OF DUE PROOF OF DEATH OF THE OWNER (OR ANNUITANT IF
       ENTITY-OWNED)

(V) BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO DUE TO A WITHDRAWAL OF EXCESS INCOME

(VI) YOU ALLOCATE OR TRANSFER ANY PORTION OF YOUR ACCOUNT VALUE TO ANY SUB-ACCOUNT(S) TO WHICH YOU ARE NOT PERMITTED TO ELECTIVELY ALLOCATE OR TRANSFER ACCOUNT VALUE,* OR

(VII) YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE OR IF WE PROCESS A REQUESTED CHANGE THAT IS NOT CONSISTENT WITH OUR ALLOWED OWNER, ANNUITANT OR BENEFICIARY DESIGNATIONS.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.

"Due Proof of Death" is satisfied when we receive all of the following in Good
Order: (a) a death certificate or similar documentation acceptable to us;
(b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Highest Daily Lifetime Income v2.1 with HA DB, other than upon the death of the Owner or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v2.1 with HA DB terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in "Election of and Designations under the Benefit" earlier in this benefit description.

HOW HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT

See "How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.

ADDITIONAL TAX CONSIDERATIONS

Please see the Additional Tax Considerations section under Highest Daily Lifetime Income v2.1 above.

SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HIGHEST ANNUAL DEATH BENEFIT

Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit ("HA DB") is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

We offer a benefit that guarantees, until the death of the Remaining Designated Life (as described below) (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) ("Guarantee Payments"). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v2.1 with HA DB after the death of the first spouse (subject to the provisions below regarding a Remaining Designated Life), and also want to provide a death benefit. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.

An integral component of Spousal Highest Daily Lifetime Income v2.1 with HA DB is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

Spousal Highest Daily Lifetime Income v2.1 with HA DB is the spousal version of Highest Daily Lifetime Income v2.1 with HA DB. Spousal Highest Daily Lifetime Income v2.1 is offered with or without the HA DB component; however, you may only elect HA DB with Spousal Highest Daily Lifetime Income v2.1, and you must elect the HA DB benefit at the time you elect Spousal Highest Daily Lifetime Income v2.1. If you elect Spousal Highest Daily Lifetime Income v2.1 without HA DB and would like to add the feature later, you must first terminate Spousal Highest Daily Lifetime Income v2.1 and elect Spousal Highest Daily Lifetime Income v2.1 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Spousal Highest Daily Lifetime Income v2.1 and elect Spousal Highest Daily Lifetime Income v2.1 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime Income v2.1 with HA DB is offered as an alternative to other lifetime withdrawal options. Currently, if you elect Spousal Highest Daily Lifetime Income v2.1 with HA DB and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" for details.

Spousal Highest Daily Lifetime Income v2.1 with HA DB must be elected based on two designated lives, as described below. Each designated life must be between the ages of 50 and 79 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v2.1 benefit due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime Income v2.1 with HA DB is not available if you elect any other optional living or death benefit.

As long as your Spousal Highest Daily Lifetime Income v2.1 with HA DB is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.


ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY PARTICULAR WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB (INCLUDING NO PAYMENT OF THE HIGHEST ANNUAL DEATH BENEFIT). AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT, PLEASE SEE THE FOLLOWING SECTIONS IN THIS PROSPECTUS:

"HIGHEST DAILY LIFETIME INCOME V2.1 BENEFIT", "SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 BENEFIT" AND "HIGHEST DAILY LIFETIME INCOME V2.1 WITH HIGHEST ANNUAL DEATH BENEFIT".

KEY FEATURE - PROTECTED WITHDRAWAL VALUE

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)

The Periodic Value on or before the Roll-Up End Date

On any day we recalculate the Periodic Value (a "Current Valuation Day") that falls on or before the tenth (10/th/) anniversary of the benefit effective date (referred to as the "Roll-Up End Date"), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2) the Account Value on the current Valuation Day.

The Periodic Value after the Roll-Up End Date

On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1) the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2) the Account Value on the current Valuation Day.

Because the 5% daily appreciation ends after the 10/th/ anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10/th/ benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Value.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

PLEASE NOTE THAT IF YOU ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB, YOUR ACCOUNT VALUE IS NOT GUARANTEED, CAN FLUCTUATE AND MAY LOSE VALUE.

KEY FEATURE - ANNUAL INCOME AMOUNT UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger spousal designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. We use the age of the younger designated life. If you elected this benefit and one of the Spousal Designated Lives becomes the Remaining Designated Life, we will continue to use the age of the younger of both the original Spousal Designated Lives for purposes of calculating the applicable Annual Income percentage. Under Spousal Highest Daily Lifetime Income v2.1 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

.. If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

.. If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v2.1 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

After your first Lifetime Withdrawal and before your Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.

While Spousal Highest Daily Lifetime Income v2.1 with HA DB is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

.. if we determine that, as a result of the timing and amounts of your additional Purchase Payments and Withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

..  if we are not then offering this benefit for new issues; or

..  if we are offering a modified version of this benefit for new issues.

If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Spousal Highest Daily Lifetime Income v2.1 with HA DB. This means that you may no longer be able to increase the values associated with your Spousal Highest Daily Lifetime Income v2.1 with HA DB through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.

HIGHEST DAILY AUTO STEP-UP

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger spousal designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Spousal Highest Daily Lifetime Income v2.1 with HA DB does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income v2.1 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules). Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v2.1 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:

..  The Issue Date is November 1

.. Spousal Highest Daily Lifetime Income v2.1 with HA DB is elected on August 1 of the following calendar year

..  Both designated lives were 70 years old when they elected Spousal Highest
   Daily Lifetime Income v2.1 with HA DB

..  The first withdrawal is a Lifetime Withdrawal


Unless otherwise indicated, it is assumed that all dates referenced hereafter in these examples fall on consecutive business days.


EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS

On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920.).

EXAMPLE OF PROPORTIONAL REDUCTIONS

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $110,020. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).

HERE IS THE CALCULATION:

Annual Income Amount                                     Highest Annual Death Benefit Amount
--------------------                                   -----------------------------------------
Account Value before Lifetime Withdrawal  $118,000.00  Account Value before Lifetime Withdrawal  $118,000.00
Amount of "non" Excess Income             $  2,900.00  Amount of "non" Excess Income             $  2,900.00
Account Value immediately before                       Account Value immediately before
Excess Income of $2,100                   $115,100.00  Excess Income of $2,100                   $115,100.00
Excess Income amount                      $  2,100.00  Excess Income amount                      $  2,100.00
Ratio ($2,100/$115,100 = 1.82%)                  1.82% Ratio ($2,100/$115,100 = 1.82%)                  1.82%
Annual Income Amount                      $  5,400.00  HA DB Amount                              $110,020.00
1.82% Reduction in Annual Income Amount   $     98.28  1.82% Reduction in Annual Income Amount   $  2,002.36
Annual Income Amount for                               Highest Annual
future Annuity Years                      $  5,301.72  Death Benefit Amount                      $108,017.64

EXAMPLE OF HIGHEST DAILY AUTO STEP-UP

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

                         HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                       (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*    ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----    ------------- ------------------------ ------------------------
June 28   $238,000.00        $238,000.00               $10,710.00
June 29   $226,500.00        $227,994.52               $10,259.75
June 30   $226,800.00        $227,994.52               $10,259.75
July 1    $233,500.00        $233,500.00               $10,507.50
July 2    $231,900.00        $233,500.00               $10,507.50

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

   . The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.

   . This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

   . The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

   . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.

NON-LIFETIME WITHDRAWAL FEATURE

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income v2.1 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 with HA DB. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v2.1 with HA DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.


The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

..  The Issue Date is December 3

..  Spousal Highest Daily Lifetime Income v2.1 with HA DB is elected on
   September 4 of the following calendar year

..  The Account Value at benefit election was $105,000

..  Each designated life was 70 years old when he/she elected Spousal Highest
   Daily Lifetime Income v2.1 with HA DB

..  No previous withdrawals have been taken under Spousal Highest Daily Lifetime
   Income v2.1 with HA DB

On October 3 of the same year the benefit is elected, the Protected Withdrawal Value is $125,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 with HA DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

HERE IS THE CALCULATION:

Withdrawal amount                                          $ 15,000.00
Divided by Account Value before withdrawal                 $120,000.00
Equals ratio                                                      12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value                                 $109,375.00
Highest Annual Death Benefit Amount                        $100,992.50

REQUIRED MINIMUM DISTRIBUTIONS

See the sub-section entitled "Required Minimum Distributions" in the prospectus section above concerning Highest Daily Lifetime Income v2.1 with HA DB for a discussion of the relationship between the RMD amount and the Annual Income Amount.

HIGHEST ANNUAL DEATH BENEFIT

A Death Benefit is payable under Spousal Highest Daily Lifetime Income v2.1 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Remaining Designated Life when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described later in this prospectus) or the Highest Annual Death Benefit Amount described below.

Highest Annual Death Benefit Amount:

On the date you elect Spousal Highest Daily Lifetime Income v2.1 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:

(1) The Account Value on the current Valuation Day; and

(2) The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,

    .  increased by any Purchase Payments made since that anniversary and,

    . reduced by the effect of withdrawals made since that anniversary, as described below.

Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Spousal Highest Daily Lifetime Income v2.1 with HA DB.

On each anniversary of the benefit effective date, up to and including the date of death of the Remaining Designated Life, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.

A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

The Highest Annual Death Benefit will be calculated on the date of death of the Remaining Designated Life and will be:

    .  increased by the amount of any additional Adjusted Purchase Payments, and

    . reduced by the effect of any withdrawals (as described in the preceding paragraph),

made during the period between the decedent's date of death and the date we receive Due Proof of Death.

PLEASE NOTE THAT HIGHEST ANNUAL DEATH BENEFIT AMOUNT IS AVAILABLE ONLY UNTIL WE MAKE GUARANTEE PAYMENTS UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB OR ANNUITY PAYMENTS BEGIN. THIS MEANS THAT ANY WITHDRAWALS THAT REDUCE YOUR ACCOUNT VALUE TO ZERO WILL ALSO REDUCE THE HIGHEST ANNUAL DEATH BENEFIT AMOUNT TO ZERO.

ALL OTHER PROVISIONS APPLICABLE TO DEATH BENEFITS UNDER YOUR ANNUITY CONTINUE TO APPLY. SEE THE "DEATH BENEFITS" SECTION OF THIS PROSPECTUS FOR MORE INFORMATION PERTAINING TO DEATH BENEFITS.

BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB

    . To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Spousal Highest Daily Lifetime Income v2.1 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will continue to make payments until the simultaneous deaths of both spousal designated lives, or the death of the Remaining Designated Life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN AN ANNUITY YEAR EXCEED THE ANNUAL

       INCOME AMOUNT ("EXCESS INCOME") AND REDUCE YOUR ACCOUNT VALUE TO ZERO, SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB TERMINATES, WE WILL MAKE NO FURTHER PAYMENTS OF THE ANNUAL INCOME AMOUNT AND NO ADDITIONAL PURCHASE PAYMENTS WILL BE PERMITTED.

    . Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

    . Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including that of the HA DB feature, will terminate and no Death Benefit Amount is payable.

    . If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1) apply your Account Value, less any applicable state required premium tax, to any annuity option available; or

       (2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the Remaining Designated Life We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

    . In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1) the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

       (2) the Account Value.

OTHER IMPORTANT CONSIDERATIONS


.. Withdrawals under the Spousal Highest Daily Lifetime Income v2.1 with HA DB benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v2.1 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.


.. Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

.. You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

.. You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to (www.prudentialannuities.com.)

..  Transfers to and from the Permitted Sub-accounts and the AST Investment
   Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

.. Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.


..  If you elect this benefit, you may be required to reallocate to different
   Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

..  Any Death Benefit will terminate if withdrawals taken under Spousal Highest
   Daily Lifetime Income v2.1 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" for more information.)

.. Spousal Continuation: If a Death Benefit is not payable on the death of a spousal designated life (e.g., if the first of the spousal designated lives to die is the Beneficiary but not an Owner), Spousal Highest Daily Lifetime Income v2.1 with HA DB will remain in force unless we are instructed otherwise.

CHARGE FOR SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB

The current charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB is 1.50% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

Spousal Highest Daily Lifetime Income v2.1 with HA DB can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income v2.1 with HA DB only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

    . One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be between 50 - 79 years old at the time of election; or

    . Co-Annuity Owners, where the Owners are each other's spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be between 50 and 79 years old at the time of election; or

    . One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be between 50 and 79 years old at the time of election.

Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die, provided that they are each other's spouses at that time, or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.

We do not permit a change of Owner under this benefit, except as follows:
(a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
(b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v2.1 with HA DB. If the designated lives divorce, Spousal Highest Daily Lifetime Income v2.1 with HA DB may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime Income v2.1 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income v2.1 with HA DB and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT, AND YOUR GUARANTEES UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income v2.1 with HA DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

TERMINATION OF THE BENEFIT

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:

(I) UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE FIRST DESIGNATED LIFE WHO IS AN OWNER (OR WHO IS THE ANNUITANT IF ENTITY-OWNED), IF THE REMAINING DESIGNATED LIFE ELECTS NOT TO CONTINUE THE ANNUITY;

(II) UPON OUR RECEIPT OF DUE PROOF OF DEATH OF AN OWNER (OR ANNUITANT IF ENTITY-OWNED) IF THE SURVIVING SPOUSE IS NOT ELIGIBLE TO CONTINUE THE BENEFIT BECAUSE SUCH SPOUSE IS NOT A SPOUSAL DESIGNATED LIFE AND THERE IS ANY ACCOUNT VALUE ON THE DATE OF DEATH;

(III) UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE REMAINING DESIGNATED LIFE IF A DEATH BENEFIT IS PAYABLE UNDER THIS BENEFIT;

(IV)   YOUR TERMINATION OF THE BENEFIT;

(V)    YOUR SURRENDER OF THE ANNUITY;

(VI) WHEN ANNUITY PAYMENTS BEGIN (ALTHOUGH IF YOU HAVE ELECTED TO TAKE ANNUITY PAYMENTS IN THE FORM OF THE ANNUAL INCOME AMOUNT, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);

(VII) BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO DUE TO A WITHDRAWAL OF EXCESS INCOME;

(VIII) YOU ALLOCATE OR TRANSFER ANY PORTION OF YOUR ACCOUNT VALUE TO ANY SUB-ACCOUNT(S) TO WHICH YOU ARE NOT PERMITTED TO ELECTIVELY ALLOCATE OR TRANSFER ACCOUNT VALUE*, OR

(IX) YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE OR IF WE PROCESS A REQUESTED CHANGE THAT IS NOT CONSISTENT WITH OUR ALLOWED OWNER, ANNUITANT OR BENEFICIARY DESIGNATIONS.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.

"Due Proof of Death" is satisfied when we receive all of the following in Good
Order: (a) a death certificate or similar documentation acceptable to us;
(b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Spousal Highest Daily Lifetime Income v2.1 with HA DB other than upon the death of the Remaining Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

HOW SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT

See "How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.

ADDITIONAL TAX CONSIDERATIONS

Please see "Additional Tax Considerations" under Highest Daily Lifetime Income v2.1 above.

GUARANTEED RETURN OPTION PLUS II (GRO PLUS II)

GRO Plus II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. Guaranteed Return Option/SM/ Plus II (GRO Plus II/SM/) is a form of "guaranteed minimum accumulation benefit" that guarantees a specified Account Value at one or more dates in the future. If you participate in this benefit, you are subject to the predetermined mathematical formula described below that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account.

Under GRO Plus II, we guarantee that on the seventh anniversary of benefit election, and each anniversary thereafter, the Account Value will be not less than the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent Purchase Payments and withdrawals as detailed below). We refer to this initial guarantee as the "base guarantee." In addition to the base guarantee, GRO Plus II offers the possibility of an enhanced guarantee. You may "manually" lock in an enhanced guarantee once per "benefit year" (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on that Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. If you elect to manually lock-in an enhanced guarantee on an anniversary of the effective date of the benefit, that lock-in will not count towards the one elective manual lock-in you may make each benefit year. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if your Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from "manually" locking-in an enhanced guarantee during the ensuing benefit year. In addition, the fact that you "manually" locked in an enhanced guarantee does not preclude the possibility of an automatic enhanced guarantee on the subsequent benefit anniversary. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account (which is used as part of a pre-determined mathematical formula used with this benefit) with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your most recent allocation instructions, and if none exist, then pro rata to your variable Sub-accounts (see below "Key Feature - Allocation of Account Value"). Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years prior to the Latest Annuity Date (please see "Annuity Options" for further information). This also applies to a new Owner who has acquired the Annuity from the original Owner.

In this section, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocation instructions, which means: a) the Custom Portfolios Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. Regardless of whether we need to contribute funds at the end of a Guarantee Period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee in accordance with your most recent allocation instructions, which means: a) the Custom Portfolios Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. If the former (i.e., an asset allocation program), your Account Value will be transferred according to the program.

Any addition or transferred amount may be subsequently re-allocated based on the predetermined mathematical formula described below.

The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment (including any associated Purchase Credits) made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 3, 2011 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2012 would increase the base guarantee amount to $130,000.

If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

EXAMPLE

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

Assume the following:

    .  The Issue Date is December 1, 2010

    .  The benefit is elected on December 1, 2010

    . The Account Value on December 1, 2010 is $200,000, which results in a base guarantee of $200,000

    .  An enhanced guarantee amount of $350,000 is locked in on December 1, 2011

    .  The Account Value immediately prior to the withdrawal is equal to
       $380,000

    . For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision if the withdrawal was within the CDSC period, and would be inapplicable to the C Series)

If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.

HERE IS THE CALCULATION (FIGURES ARE ROUNDED):

Withdrawal Amount                                           $ 50,000
Divided by Account Value before withdrawal                  $380,000
Equals ratio                                                   13.16%
All guarantees will be reduced by the above ratio (13.16%)
Base guarantee amount                                       $173,680
Enhanced guarantee amount                                   $303,940

KEY FEATURE - ALLOCATION OF ACCOUNT VALUE FOR GRO PLUS II (AND HIGHEST DAILY GRO II, IF ELECTED PRIOR TO JULY 16, 2010)

We limit the Sub-accounts to which you may allocate Account Value if you elect GRO Plus II or Highest Daily GRO II (HD GRO II) (see below for information pertaining to HD GRO II). For purposes of these benefits, we refer to those permitted Investment Options (other than the required bond portfolio Sub-accounts discussed below) as the "Permitted Sub-accounts."

GRO Plus II and HD GRO II use a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect GRO Plus II and HD GRO II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under GRO Plus II and HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring them to a more stable option (i.e., one or more specified bond Portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond Portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. Because these restrictions and the use of the formula lessen the likelihood that your Account Value will be reduced below the base and/or enhanced guarantee(s), they also reduce the likelihood that we will make any payments under this benefit. They may also limit your upside potential for growth. The formula is set forth in Appendix F of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

For purposes of operating the formula applicable to GRO Plus II and HD GRO II, we have included within this Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO II benefit). If you have elected GRO Plus II or HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST Bond Portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the AST Bond Portfolio Sub-account associated with the "current liability" may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees. AS SUCH, A LOW DISCOUNT RATE COULD CAUSE A TRANSFER OF ACCOUNT VALUE INTO AN AST BOND PORTFOLIO SUB-ACCOUNT, DESPITE THE FACT THAT YOUR ACCOUNT VALUE HAD INCREASED.

In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

For example,

    . March 17, 2011 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

    . March 18, 2011 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.

    . On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).

    . Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

    .  The difference between your Account Value and your guarantee amount(s);

    .  The amount of time until the maturity of your guarantee(s);

    .  The amount invested in, and the performance of, the Permitted
       Sub-accounts;

    . The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;

    . The discount rate used to determine the present value of your guarantee(s);

    .  Additional Purchase Payments, if any, that you make to the Annuity; and

    .  Withdrawals, if any, taken from the Annuity.

Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

ELECTION/CANCELLATION OF THE BENEFIT

GRO Plus II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. GRO Plus II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter as long as the benefit is available, provided that your Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. You may elect GRO Plus II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. GRO Plus II is not available if you participate in any other optional living benefit. However, GRO Plus II may be elected together with any optional death benefit.

GRO PLUS II WILL TERMINATE AUTOMATICALLY UPON: (A) THE DEATH OF THE OWNER OR THE ANNUITANT (IN AN ENTITY-OWNED ANNUITY), UNLESS THE ANNUITY IS CONTINUED BY THE SURVIVING SPOUSE; (B) AS OF THE DATE ACCOUNT VALUE IS APPLIED TO BEGIN ANNUITY PAYMENTS; (C) AS OF THE ANNIVERSARY OF BENEFIT ELECTION THAT IMMEDIATELY PRECEDES THE CONTRACTUALLY-MANDATED LATEST ANNUITY DATE, OR
(D) UPON FULL SURRENDER OF THE ANNUITY. IF YOU ELECT TO TERMINATE THE BENEFIT, GRO PLUS II WILL NO LONGER PROVIDE ANY GUARANTEES. THE CHARGE FOR THE GRO PLUS II BENEFIT WILL NO LONGER BE DEDUCTED FROM YOUR ACCOUNT VALUE UPON TERMINATION OF THE BENEFIT.


If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Permitted Investment Options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.


If you wish, you may cancel the GRO Plus II benefit. You may also cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation, you may elect any other currently available living benefit on any Valuation Day after you have cancelled the GRO Plus II benefit, provided that your Account Value is allocated in a manner permitted with that new benefit and that you otherwise meet our eligibility rules. Upon cancellation of the GRO Plus II benefit, any Account Value allocated to the AST bond portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of GRO Plus II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the Permitted Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Account Value" above for more details). You also should be aware that upon cancellation of the GRO Plus II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under any newly-elected benefit will be based on your current Account Value at benefit effectiveness. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the GRO Plus II benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the GRO Plus II benefit provided that the benefit you are looking to elect is available at that time and on a post-issue basis.

SPECIAL CONSIDERATIONS UNDER GRO PLUS II

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

    . Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus.

    . Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.

    . Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.

    . Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) will be permitted if you participate in GRO Plus II. Thus, you may not elect GRO Plus II so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata. Similarly, if you currently participate in GRO Plus II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.

    . As the time remaining until the applicable maturity date(s) gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

CHARGES UNDER THE BENEFIT


We deduct an annualized charge equal to 0.60% of the daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the GRO Plus II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.


HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)

Highest Daily GRO II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. Highest Daily/SM/ Guaranteed Return Option/SM/ II (HD GRO II/SM/) is a form of "guaranteed minimum accumulation benefit" that guarantees a specified Account Value at one or more dates in the future. If you participate in this benefit, you are subject to a predetermined mathematical formula that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account.

HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the Latest Annuity Date. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the HD GRO II benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value (adjusted for Purchase Payments and withdrawals, as described below) that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 6, 2011, we would create a guarantee on January 6 of each subsequent year. For example, we would create a guarantee on January 6, 2015 based on the highest Account Value occurring between January 6, 2011 and January 6, 2015, and that guarantee would mature on January 6, 2025. As described below, we adjust each of the guarantee amounts for Purchase Payments (and any associated Purchase Credits) and withdrawals.

If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is either (1) being allocated according to an asset allocation program or (2) at that time allocated entirely to an AST bond portfolio Sub-account. If the former (i.e., an asset allocation program), your Account Value will be transferred according to the program. If the latter (i.e., an AST bond portfolio Sub-account), then your Account Value will be transferred to the Sub-accounts permitted with this benefit according to your most recent allocation instructions. Any addition or transferred amount may subsequently be re-allocated based on the predetermined mathematical formula described below.

We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each subsequent Purchase Payment (including any associated Purchase Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 4, 2011, and there was an initial guaranteed amount that was set at $100,000 maturing January 4, 2021, and a second guaranteed amount that was set at $120,000 maturing
January 4, 2022, then a $30,000 Purchase Payment made on March 30, 2012 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

EXAMPLE

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

Assume the following:

..  The Issue Date is December 1, 2010

..  The benefit is elected on December 1, 2010

.. The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000

..  An additional guarantee amount of $350,000 is locked in on December 1, 2011

..  The Account Value immediately prior to the withdrawal is equal to $380,000

.. For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision if the withdrawal was within the CDSC period, and would be inapplicable to the C Series)

If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

HERE IS THE CALCULATION (FIGURES ARE ROUNDED):

Withdrawal Amount                                           $ 50,000
Divided by Account Value before withdrawal                  $380,000
Equals ratio                                                   13.16%
All guarantees will be reduced by the above ratio (13.16%)
Initial guarantee amount                                    $173,680
Additional guarantee amount                                 $303,940

KEY FEATURE - ALLOCATION OF ACCOUNT VALUE

We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the "Permitted Sub-accounts".

HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect HD GRO II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond Portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond Portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. Because these restrictions and the use of the formula lessen the likelihood that your Account Value will be reduced below the base and/or enhanced guarantee(s), they also reduce the likelihood that we will make any payments under this benefit. They may also limit your upside potential for growth. The formula is set forth in Appendix G of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

In general, the formula works as follows. Under the formula, Account Value will transfer between the "permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio
Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio
Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

For example,

    . March 17, 2011 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

    . March 18, 2011 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.

    . On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).

    . Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

    .  The difference between your Account Value and your guarantee amount(s);

    .  The amount of time until the maturity of your guarantee(s);

    .  The amount invested in, and the performance of, the Permitted
       Sub-accounts;

    . The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;

    . The discount rate used to determine the present value of your guarantee(s);

    .  Additional Purchase Payments, if any, that you make to the Annuity; and

    .  Withdrawals, if any, taken from the Annuity.

Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

ELECTION/CANCELLATION OF THE BENEFIT

HD GRO II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter as long as the benefit is available, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit.

HD GRO II WILL TERMINATE AUTOMATICALLY UPON: (A) THE DEATH OF THE OWNER OR THE ANNUITANT (IN AN ENTITY-OWNED ANNUITY), UNLESS THE ANNUITY IS CONTINUED BY THE SURVIVING SPOUSE; (B) AS OF THE DATE ACCOUNT VALUE IS APPLIED TO BEGIN ANNUITY PAYMENTS; (C) AS OF THE ANNIVERSARY OF BENEFIT ELECTION THAT IMMEDIATELY PRECEDES THE CONTRACTUALLY-MANDATED LATEST ANNUITY DATE, OR (D) UPON FULL SURRENDER OF THE ANNUITY. IF YOU ELECT TO TERMINATE THE BENEFIT, HD GRO II WILL NO LONGER PROVIDE ANY GUARANTEES. THE CHARGE FOR THE HD GRO II BENEFIT WILL NO LONGER BE DEDUCTED FROM YOUR ACCOUNT VALUE UPON TERMINATION OF THE BENEFIT.


If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Permitted Investment Options that you have designated. During this reallocation process, your Account Value allocated to the Permitted Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.


If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with that new benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Account Value" section for more details). You also should be aware that upon cancellation of the HD GRO II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective. The benefit you elect or re-elect may be more expensive than the benefit you cancel.

SPECIAL CONSIDERATIONS UNDER HD GRO II

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

.. Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section. Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.

.. Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.

.. As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

.. Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) will be permitted if you participate in HD GRO II. Thus, you may not elect HD GRO II so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata. Similarly, if you currently participate in HD GRO II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.

CHARGES UNDER THE BENEFIT


We deduct an annualized charge equal to 0.60% of the daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

                                DEATH BENEFITS


TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT

Each Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the "decedent." Where an Annuity is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the Annuitant under
Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the trust and there is no Death Benefit provided under the Annuity.

We determine the amount of the Death Benefit as of the date we receive "Due Proof of Death". Due Proof of Death can be met only if each of the following is submitted to us in Good Order: (a) a death certificate or similar documentation acceptable to us (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds and (c) any applicable election of the method of payment of the death benefit by at least one Beneficiary (if not previously elected by the Owner). We must be made aware of the entire universe of eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.

Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary - see "Payment of Death Benefits" below).

After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the AST Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the AST Money Market Sub-account, THE AMOUNT OF THE DEATH BENEFIT IS IMPACTED BY THE INSURANCE CHARGE AND SUBJECT TO MARKET FLUCTUATIONS.

No Death Benefit will be payable if the Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

EXCEPTIONS TO AMOUNT OF DEATH BENEFIT

There are certain exceptions to the amount of the Death Benefit.

SUBMISSION OF DUE PROOF OF DEATH AFTER ONE YEAR. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death (i.e., we would not pay the basic Death Benefit or any Death Benefit in connection with an optional living benefit).

DEATH BENEFIT SUSPENSION PERIOD. You also should be aware that there is a Death Benefit suspension period. If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), any Death Benefit (including the Minimum Death Benefit, any optional Death Benefit, Highest Daily Lifetime Income v2.1 with HA DB, Spousal Highest Daily Lifetime Income with HA DB, Highest Daily Lifetime Income 2.0 with HA DB and Spousal Highest Daily Lifetime Income 2.0 with HA DB) that applies will be suspended for a two year period starting from the date that person first became Owner or Annuitant. This suspension would not apply if the ownership or annuitant change was the result of Spousal Continuation or death of the prior Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Account Value, less any Purchase Credits granted during the period beginning 12 months prior to decedent's date of death and ending on the date we receive Due Proof of Death with respect to the X Series. Thus, if you had elected an Optional Death benefit, Highest Daily Lifetime Income v2.1 with HA DB, Spousal Highest Daily Lifetime Income with HA DB, Highest Daily Lifetime Income 2.0 with HA DB or Spousal Highest Daily Lifetime Income 2.0 with HA DB, and the suspension were in effect, you would be paying the fee for the optional Death Benefit, Highest Daily Lifetime Income v2.1 with HA DB, Spousal Highest Daily Lifetime Income with HA DB, Highest Daily Lifetime Income 2.0 with HA DB or Spousal Highest Daily Lifetime Income 2.0 with HA DB even though during the suspension period your Death Benefit would be limited to the Account Value. After the two-year suspension period is completed the Death Benefit is the same as if the suspension period had not been in force. See "Change of Owner, Annuitant and Beneficiary Designations" in "Managing Your Annuity" with regard to changes of Owner or Annuitant that are allowable.

BENEFICIARY ANNUITY. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

DEATH BENEFITS

Each Annuity provides a minimum Death Benefit at no additional charge. The amount of the minimum Death Benefit is equal to the greater of:

.. The sum of all Purchase Payments you have made since the Issue Date of the Annuity (excluding any Purchase Credits) until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; AND

..  Your Account Value.

SPOUSAL CONTINUATION OF ANNUITY

Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. The Account Value as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Account Value will be allocated to the Sub-accounts (if you participate in an optional living benefit, such amount will not be directly added to the AST Investment Grade Bond Sub-account used by the benefit, but may be reallocated by the pre-determined mathematical formula on the same day). No CDSC will apply to Purchase Payments made prior to the effective date of a spousal continuance. However, any additional Purchase Payments applied after the date the continuance is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

Subsequent to spousal continuation, the minimum Death Benefit will be equal to the greater of:

.. The Account Value on the effective date of the spousal continuance, plus all Purchase Payments you have made since the spousal continuance (excluding any Purchase Credits) until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; and

..  The Account Value on Due Proof of Death of the surviving spouse.

With respect to Highest Daily Lifetime Income v2.1 with HA DB, Highest Daily Lifetime Income 2.0 with HA DB, Spousal Highest Daily Lifetime Income v2.1 with HA DB and Spousal Highest Daily Lifetime Income 2.0 with HA DB:

.. If the Highest Annual Death Benefit is not payable upon the death of a Spousal Designated Life, and the Remaining Designated Life chooses to continue the Annuity, the benefit will remain in force unless we are instructed otherwise.

..  If a Death Benefit is not payable upon the death of a Spousal Designated
   Life (e.g., if the first of the Spousal Designated Lives to die is the Beneficiary but not an Owner), the benefit will remain in force unless we are instructed otherwise.

Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.

Any Optional Death Benefit in effect at the time the first of the spouses dies will continue only if spousal assumption occurs prior to the Death Benefit Target Date and prior to the assuming spouse's 80/th/ birthday. If spousal assumption occurs after the Death Benefit Target Date (or the 80/th/ birthday of the assuming spouse), then any Optional Death Benefit will terminate as of the date of spousal assumption. In that event, the assuming spouse's Death Benefit will equal the basic Death Benefit.

We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuance, annuity payments would begin immediately.

A surviving spouse's ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see "Managing Your Annuity - Spousal Designations"). Please consult your tax or legal adviser for more information about such impact in your state.

PAYMENT OF DEATH BENEFITS

ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED PLANS)

Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent's death before the Annuity Date, the Death Benefit must be distributed:

..  within five (5) years of the date of death (the 5 Year Deadline); or

.. as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.

If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:

..  as a lump sum payment; or

..  as a series of required distributions under the Beneficiary Continuation
   Option as described below in the section entitled "Beneficiary Continuation Option," unless you have made an election prior to Death Benefit proceeds becoming due.

ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES HELD BY TAX-FAVORED PLANS

The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse.

.. If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death (the "Qualified 5 Year Deadline"), or as periodic payments not extending beyond the life expectancy of the designated Beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner. If your Beneficiary elects to receive full distribution by the Qualified 5 Year Deadline, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary date of death.

..  If you die before a designated Beneficiary is named and before the date
   Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out by the Qualified 5 Year Deadline. If the Beneficiary does not begin installments by December 31/st/ of the year following the year of death, we will require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.

..  If you die before a designated Beneficiary is named and after the date
   Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.

Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See "Tax Considerations" and consult your tax advisor.

BENEFICIARY CONTINUATION OPTION

Instead of receiving the Death Benefit in a single payment, or under an Annuity Option, a Beneficiary may take the Death Benefit under an alternative Death Benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities. This option is different from the "Beneficiary Annuity", because the Beneficiary Continuation Option is a death benefit payout option used explicitly for annuities issued by a Prudential affiliate.

UNDER THE BENEFICIARY CONTINUATION OPTION:

..  The Beneficiary must apply at least $15,000 to the Beneficiary Continuation
   Option (thus, the Death Benefit amount payable to each beneficiary must be at least $15,000).

.. The Annuity will be continued in the Owner's name, for the benefit of the Beneficiary.


.. Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the assets allocated to the Sub-accounts. The charge is 1.00% per year.


.. Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. The fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.

.. The initial Account Value will be equal to any Death Benefit (including any optional Death Benefit in connection with an optional living benefit) that would have been payable to the Beneficiary if the Beneficiary had taken a lump sum distribution.

.. The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-accounts may not be available.

.. The Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.

.. No additional Purchase Payments can be applied to the Annuity. Multiple deaths cannot be combined in a single Beneficiary Continuation Option.

.. The basic Death Benefit and any optional benefits elected by the Owner will no longer apply to the Beneficiary.

..  The Beneficiary can request a withdrawal of all or a portion of the Account
   Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the Beneficiary's withdrawal rights.

..  Withdrawals are not subject to CDSC.

.. Upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary (successor), unless the successor chooses to continue receiving payments through a Beneficiary Continuation Option established for the successor. However, the distributions will continue to be based on the Key Life of the Beneficiary Continuation Option the successor received the death benefit proceeds from.

.. If the Beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in Good Order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Beneficiary Continuation Option.

                            VALUING YOUR INVESTMENT


VALUING THE SUB-ACCOUNTS

When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annualized charge is deducted daily, the additional charge for such benefits.

Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section below entitled "Termination of Optional Benefits" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

EXAMPLE

Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you
158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

PROCESSING AND VALUING TRANSACTIONS


Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern
Time). Generally, financial transactions requested in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of regular trading on the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of regular trading on the NYSE will be used when valuing and processing transactions.

We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:


..  trading on the NYSE is restricted;

.. an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or

.. the SEC, by order, permits the suspension or postponement for the protection of security holders.

If, pursuant to SEC rules, the AST Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the AST Money Market Sub-account until the Portfolio is liquidated.

We have arrangements with certain selling firms, under which receipt by the firm in Good Order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets Inc. ("CGM"). We extend this pricing treatment to orders that you submit directly through CGM and to certain orders submitted through Morgan Stanley Smith Barney LLC ("MSSB") where CGM serves as clearing firm for MSSB. Your MSSB registered representative can tell you whether your order will be cleared through CGM. In addition, we currently have an arrangement with Merrill, Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch") under which transfer orders between Sub-accounts that are received in Good Order by Merrill Lynch prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. The arrangements with CGM, MSSB, and Merrill Lynch may be terminated at any time or modified in certain circumstances.

INITIAL PURCHASE PAYMENTS: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Purchase Credit with respect to the X Series) and issue an Annuity within two
(2) Valuation Days.

With respect to your initial Purchase Payment that is pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to market fluctuations during that period.

As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to claims of our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.


ADDITIONAL PURCHASE PAYMENTS: We will apply any additional Purchase Payments (and any associated Purchase Credit with respect to the X Series) as of the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payments at any time. See "Additional Purchase Payments" under "Purchasing Your Annuity" earlier in this prospectus.


SCHEDULED TRANSACTIONS: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, systematic withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day. In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.

UNSCHEDULED TRANSACTIONS: "Unscheduled" transactions include any other non-scheduled transfers and requests for partial withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for
(a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in " Processing And Valuing Transactions".

MEDICALLY-RELATED SURRENDERS & DEATH BENEFITS: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.

We generally pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.

TERMINATION OF OPTIONAL BENEFITS: In general, if an optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. However, for the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income or Highest Daily Lifetime 6 Plus Suite of benefits, if the benefit terminates for any reason other than death or annuitization, we will deduct a final charge upon termination, based on the number of days since the charge for the benefit was most recently deducted. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different charge.

                              TAX CONSIDERATIONS

The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

Generally, the cost basis in an Annuity not associated with a tax-favored retirement plan is the amount you pay into your Annuity, or into Annuities exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA.

The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.

SAME SEX MARRIAGES, CIVIL UNIONS AND DOMESTIC PARTNERSHIPS

The summary that follows includes a description of certain spousal rights under the Annuity and our administration of such spousal rights and related tax reporting. Prior to a recent Supreme Court decision, and consistent with
Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (the Code) are now available to a same sex spouse.

On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. If a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes.

Currently, a case is pending with the U.S. Supreme Court that may address several unanswered questions regarding the application of federal and state tax law to same sex marriages, civil unions and domestic partnerships. Absent further guidance from a state to the contrary, we will tax report and withhold at the state level consistent with the characterization of a given transaction under federal tax law (for example, a tax free rollover).


Please consult with your tax or legal adviser before electing the Spousal Benefit for a same sex spouse or civil union partner.


NONQUALIFIED ANNUITIES


IN GENERAL, AS USED IN THIS PROSPECTUS, A NONQUALIFIED ANNUITY IS OWNED BY AN INDIVIDUAL OR NON-NATURAL PERSON AND IS NOT ASSOCIATED WITH A TAX-FAVORED RETIREMENT PLAN.

TAXES PAYABLE BY YOU


We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the Annuity are treated as a partial withdrawal from the Annuity and will be reported as such to the Annuity Owner.

It is possible that the IRS could assert that some or all of the charges for the optional living benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the Annuity. Additionally, for Owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.


TAXES ON WITHDRAWALS AND SURRENDER


If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your

Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.

If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.


TAXES ON ANNUITY PAYMENTS


If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount.

If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.

MAXIMUM ANNUITY DATE

You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity Date for your Annuity. For some of our Annuities, you are able to choose to defer the Annuity Date beyond the default Annuity Date described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.

Please refer to your Annuity contract for the maximum Annuity Date.


PARTIAL ANNUITIZATION


Individuals may partially annuitize their Nonqualified Annuity if the contract so permits. The tax law allows for a portion of a Nonqualified Annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the Annuity is treated as a separate Annuity for purposes of determining taxability of the payments under section 72 of the Code. We do not currently permit partial annuitization.


MEDICARE TAX ON NET INVESTMENT INCOME


The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,300 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.

TAX PENALTY FOR EARLY WITHDRAWAL FROM A NONQUALIFIED ANNUITY

You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59 1/2. Amounts are not subject to this tax penalty if:

..  the amount is paid on or after you reach age 59 1/2 or die;

..  the amount received is attributable to your becoming disabled;

.. generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or

.. the amount received is paid under an immediate Annuity (in which annuity payments begin within one year of purchase).


Other exceptions to this tax may apply. You should consult your tax adviser for further details.


SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035

Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2011-38, the IRS has indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.

If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

After you elect an annuity payment option, you are not eligible for a tax-free exchange under Section 1035.

TAXES PAYABLE BY BENEFICIARIES FOR A NONQUALIFIED ANNUITY

The Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner's estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit

.. As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

.. Within 5 years of death of Owner, the Beneficiary is taxed as amounts are withdrawn (with gain treated as being distributed first).

.. Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis.

CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.


REPORTING AND WITHHOLDING ON DISTRIBUTIONS


Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an Annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.


Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ENTITY OWNERS


Where an Annuity is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax annually.

Where an Annuity is issued to a Charitable Remainder Trust (CRT), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living benefits violates their fiduciary duty to the remainder beneficiary.

Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity.


At this time, we will not issue an Annuity to grantor trusts with multiple grantors.


Also, we will not issue an Annuity to a grantor trust where the Grantor is not also the Annuitant. Where a previously issued Annuity was structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor of the trust if the grantor pre-deceases the Annuitant under

Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the trust and it is not eligible for the death benefit provided under the contract.

ANNUITY QUALIFICATION


Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR A NONQUALIFIED ANNUITY. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.

QUALIFIED ANNUITIES

IN GENERAL, AS USED IN THIS PROSPECTUS, A QUALIFIED ANNUITY IS AN ANNUITY WITH APPLICABLE ENDORSEMENTS FOR A TAX-FAVORED PLAN OR A NONQUALIFIED ANNUITY HELD BY A TAX-FAVORED RETIREMENT PLAN.

The following is a general discussion of the tax considerations for Qualified Annuites. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.

A Qualified Annuity may typically be purchased for use in connection with:

..  Individual retirement accounts and annuities (IRAs), including inherited
   IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

..  Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary
   Roth IRA) under Section 408A of the Code;

..  A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

..  H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

..  Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
   Deferred Annuities or TDAs);

..  Section 457 plans (subject to 457 of the Code).

A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).


TYPES OF TAX-FAVORED PLANS


IRAS. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract which summarize the material terms. The IRS requires that you have a "Free Look" after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.

Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2015 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.

The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA", which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA. For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee "transfer" from one IRA account to another. IRA transfers are not subject to this 12 month rule.


In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.


Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

..  You, as Owner of the Annuity, must be the "Annuitant" under the contract
   (except in certain cases involving the division of property under a decree of divorce);

..  Your rights as Owner are non-forfeitable;

..  You cannot sell, assign or pledge the Annuity;

.. The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

.. The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and

.. Death and annuity payments must meet Required Minimum Distribution rules described below.

Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

..  A 10% early withdrawal penalty described below;

.. Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

..  Failure to take a Required Minimum Distribution, also described below.

SEPS. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

.. If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
   (a) $53,000 in 2015, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2015, this limit is $265,000;

.. SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

.. SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $18,000 in 2015 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2015. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same "Free Look" period, as you would have if you purchased the Annuity for a standard IRA.

ROTH IRAS. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

..  Contributions to a Roth IRA cannot be deducted from your gross income;

..  "Qualified distributions" from a Roth IRA are excludable from gross income.
   A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1/2; (b) after the Owner's death; (c) due to the Owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

.. If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.


Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.


TDAS. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $18,000 in 2015. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2015. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

..  Your attainment of age 59 1/2;

..  Your severance of employment;

..  Your death;

..  Your total and permanent disability; or

.. Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any "direct transfer" of your interest in the Annuity to another employer's TDA plan or mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.


CAUTION: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

REQUIRED MINIMUM DISTRIBUTIONS AND PAYMENT OPTIONS


If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own.


Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

CHARITABLE IRA DISTRIBUTIONS.


Prior law provided a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. As of the beginning of 2015, this provision has expired and has not been extended. It is possible that Congress will extend this provision retroactively to include some or all of 2015.

For distributions in tax years beginning after 2005 and before 2015, these rules provided an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.


The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Per IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.


REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR A QUALIFIED ANNUITY

Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the Annuity and receive required minimum distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

.. If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the Annuity may be continued with your spouse as the Owner.

.. If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

.. If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner's spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.

Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.


For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.


TAX PENALTY FOR EARLY WITHDRAWALS FROM A QUALIFIED ANNUITY You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:

..  the amount is paid on or after you reach age 59 1/2 or die;

..  the amount received is attributable to your becoming disabled; or

.. generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% tax penalty.)


Other exceptions to this tax may apply. You should consult your tax adviser for further details.

WITHHOLDING


We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

.. For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions

.. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and

..  For all other distributions, we will withhold at a 10% rate.


We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

ERISA REQUIREMENTS


ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.


Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.


SPOUSAL CONSENT RULES FOR RETIREMENT PLANS - QUALIFIED ANNUITIES


If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.


IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

GIFTS AND GENERATION-SKIPPING TRANSFERS


If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

                               OTHER INFORMATION


PRUCO LIFE OF NEW JERSEY AND THE SEPARATE ACCOUNT

PRUCO LIFE OF NEW JERSEY. Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states. Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that Pruco Life of New Jersey owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value for Highest Daily Lifetime Income 2.0) exceeds your current Account Value, you would rely solely on the ability of Pruco Life of New Jersey to make payments under the benefit out of its own assets. As Pruco Life of New Jersey's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life of New Jersey.

Pruco Life of New Jersey incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life of New Jersey pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life of New Jersey will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company of New Jersey, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life of New Jersey files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life of New Jersey files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life of New Jersey delivers this prospectus to current contract owners that reside outside of the United States.


SERVICE PROVIDERS

Pruco Life of New Jersey conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Pruco Life of New Jersey may change over time. As of December 31, 2014, non-affiliated entities that could be deemed service providers to Pruco Life of New Jersey and/or an affiliated insurer within the Pruco Life of New Jersey business unit consisted of those set forth in the table below.



NAME OF SERVICE PROVIDER                         SERVICES PROVIDED                            ADDRESS
------------------------               -------------------------------------- ----------------------------------------
Broadridge Investor Communication      Proxy services and regulatory mailings 51 Mercedes Way, Edgewood,
Solutions, Inc.                                                               NY 11717

CT Corporation System                  UCC filings, corporate filings and     111 Eighth Avenue, New York, NY
                                       annual report filings                  10011

Depository Trust & Clearing            Clearing and settlement services       55 Water Street, 26/th/ Floor, New York,
Corporation                                                                   NY 10041

EDM Americas                           Records management and administration  301 Fayetteville Street, Suite 1500,
                                       of annuity contracts                   Raleigh, NC 27601

ExlService Holdings, Inc.              Administration of annuity contracts    350 Park Avenue, 10/th/ Floor, New
                                                                              York, NY 10022

National Financial Services            Clearing and settlement services       82 Devonshire Street Boston, MA
                                                                              02109

NEPS, LLC                              Composition, printing, and mailing of  12 Manor Parkway, Salem, NH
                                       contracts and benefit documents        03079

Pershing LLC                           Order-entry systems provider           One Pershing Plaza, Jersey City,
                                                                              NJ 07399

Thomson Reuters                        Tax form printing                      3 Times Square
                                                                              New York, NY 10036

Venio                                  Claim related services                 4031 University Drive, Suite 100,
                                                                              Fairfax, VA 22030

THE SEPARATE ACCOUNT. We have established a separate account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (separate account), to hold the assets that are associated with the Annuities. The separate account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life of New Jersey and legally belong to us. Pruco Life of New Jersey segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. The obligations under the Annuities are those of Pruco Life of New Jersey, which is the issuer of the Annuities and the depositor of the Separate Account. More detailed information about Pruco Life of New Jersey, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:

   . offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;

   . close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;

   .   combine the Separate Account with other "unitized" separate accounts;

   .   deregister the Separate Account under the Investment Company Act of 1940;

   . manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

   . make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission's interpretation thereof;

   . establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

   . make any changes required by federal or state laws with respect to annuity contracts; and

   . to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.

We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute underlying Portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

THE GENERAL ACCOUNT. Our general obligations and any guaranteed benefits under the Annuity are supported by our general account and are subject to our claims paying ability. Assets in the general account, which includes amounts in the Secure Value Account, are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the New Jersey Department of Banking and Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.


FEES AND PAYMENTS RECEIVED BY PRUCO LIFE OF NEW JERSEY

As detailed below, Pruco Life of New Jersey and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios' advisers and subadvisers. Because these fees and payments are made to Pruco Life of New Jersey and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see "Variable Investment Options" under "Investment Options" earlier in this prospectus.

We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio's assets and are therefore borne by Owners. We also receive "revenue sharing" payments from the advisers of the underlying Portfolios or their affiliates (not the Portfolios), which compensate us for administrative services. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are equal to an annual rate of 0.50% of the average assets allocated to the Portfolio under the Annuity. We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.

In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, subadviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. During 2014, with regard to the total amounts that were paid under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from approximately $300.00 to approximately $354,505.58. These amounts relate to all individual variable annuity contracts issued by Pruco Life of New Jersey or its affiliates, not only the Annuity covered by this prospectus.

CYBER SECURITY RISKS. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.


LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS

Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying mutual fund Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

VOTING RIGHTS

We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an Portfolio fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.

Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change subadvisers for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The exemption does not apply to the AST Franklin Templeton Founding Funds Allocation Portfolio; shareholder approval of new subadvisory agreements for this Portfolio only is required. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

MATERIAL CONFLICTS

It is possible that differences may occur between companies that offer shares of an underlying Portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

CONFIRMATIONS, STATEMENTS, AND REPORTS

We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, systematic withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), electronic funds transfer, Dollar Cost Averaging, auto rebalancing, and the Custom Portfolios Program in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge $50 for each such additional or previously sent report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY

Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and AST Portfolios. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, "Firms"). The affiliated broker/dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life of New Jersey.

Under the selling agreements, commissions are paid to firms on sales of the Annuity according to one or more schedules. The registered representative will receive all or a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 6.0% for the X Series, 7.0% for the B Series, 5.50% for the L Series and 2.0% for the C Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the separate account. Compensation varies by Annuity product, and such differing compensation could be a factor in which Annuity a Financial Professional recommends to you.

In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PAD. We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events). These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

The list below identifies three general types of payments that PAD pays to registered broker/dealers and firms which are broadly defined as follows:

.. Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total assets, subject to certain criteria in certain Pruco Life of New Jersey products.

.. Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under Pruco Life of New Jersey annuity products sold through the firm.

.. Fixed Payments: These types of payments are made directly to or in sponsorship of the firm.




Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operation and other support.

The list below includes the names of the firms that we are aware (as of December 31, 2014) received payment with respect to our annuity business generally during 2014 (or as to which a payment amount was accrued during 2014). The firms listed below include those receiving payments in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 2014, the least amount paid, and greatest amount paid, were $25.00 and $9,079,316.06, respectively. Each of these Annuities also is distributed by other selling firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation ("PALAC"). Such other selling firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2014 retrospective depiction.



1st Global Capital Corp.               First Allied Securities Inc            Pacific Life
Advisor Group                          First Citizens Bank                    Park Avenue Securities, LLC
Aegon Transamerica                     First Heartland Capital, Inc.          Pensionmark Retirement Group
Afore Met Life                         First Merit Investments                People's Securities
AFS Brokerage, Inc.                    First Protective Insurance Group       PIMCO
AIG Advisor Group                      First Southeast Investor Services      PlanMember Securities Corp.
AIG Financial Advisors Inc             First Tennessee Brokerage, Inc         PNC Investments, LLC
Alliance                               FMS Financial Partners, Inc.           PNC Bank
Alliant/Benefit Partners               Fortune Financial Services, Inc.       Presidential Brokerage
Allianz                                Franklin Templeton                     Princor Financial Services Corp.
Allstate Financial Srvcs, LLC          FSC Securities Corp.                   ProEquities
American Financial Associates          Garden State Securities, Inc.          Prospera Financial Services, Inc.
AMERICAN PORTFOLIO FIN SVCS INC        GATX Southern Star Agency              Prudential Annuities
Ameritas Investment Corp.              Gary Goldberg & Co., Inc.              Purshe Kaplan Sterling Investments
Ameritus Capital Group, Inc.           Geneos Wealth Management, Inc.         Questar Capital Corporation
Annuity Partners                       Girard Securities, Inc.                Raymond James & Associates
Annuity Services                       Goldman Sachs & Co.                    Raymond James Financial Svcs
Appointment Resources                  Great American Investors, Inc.         RBC CAPITAL MARKETS
AQR Capital Management                 GWN Securities, Inc.                   CORPORATION
ARETE WEALTH MANAGEMENT                H. Beck, Inc.                          Regal Securities
Arque Capital, Ltd.                    H.D. Vest Investment                   Resource Horizons Group
Arthur J. Gallagher                    Hantz Financial Services,Inc.          Ridgeway & Conger, Inc.
ARVEST ASSET MANAGEMENT                Harbor Financial Services, LLC         Robert W. Baird & Co., Inc.
Astoria Federal Savings                Harbour Investments, Inc.              Royal Alliance Associates
AXA Advisors, LLC                      Hazard & Siegel, Inc.                  Russell Investments
BancWest Investment Services           HBW Securities, Inc.                   SAGEPOINT FINANCIAL, INC.
BBVA Compass Investment Solutions,     Hornor, Townsend & Kent, Inc.          Sage Rutty & Co., Inc.
Inc.                                   HSBC                                   Sammons Securities Co., LLC
Ballew Investments                     Huntington Investment Services         Santander
Bank of Oklahoma                       Independent Financial Grp, LLC         Schroders Investment Management
Bank of Texas                          Infinex Investments, Inc.              Scott & Stringfellow, LLC
BB&T Investment Services, Inc.         ING Financial Partners, LLC            Securian Financial Svcs, Inc.
BCG Securities, Inc.                   Institutional Securities Corp.         Securities America, Inc.
Berthel Fisher & Company               INTERCAROLINA FINANCIAL SERVICES, INC. Securities Service Network
BFT Financial Group, LLC               Invest Financial Corporation           Sigma Financial Corporation
BlackRock Financial Management Inc.    Investacorp                            Signator Investors, Inc.
Broadridge                             Investment Centers of America          SII Investments, Inc.
Brokers International                  Investment Planners, Inc.              Sorrento Pacific Financial LLC
Brookstone Financial Services          Investment Professionals               Southeast Financial Group, Inc.
Cadaret, Grant & Co., Inc.             Investors Capital Corporation          Southern Bank
Cambridge Advisory Group               ISC Group Inc.                         Specialized Schedulers
Cambridge Investment Research, Inc.    J.J.B. Hilliard Lyons, Inc.            Sterne Agee Financial Services, Inc.
CAPE SECURITIES, INC.                  J.P. Morgan                            Stifel Nicolaus & Co.
Capital Advisors                       J.W. Cole Financial, Inc.              STRATEGIC FIN ALLIANCE INC
Capital Analysts                       Janney Montgomery Scott, LLC.          Summit Brokerage Services, Inc
Capital Financial Services, Inc.       Jennison Associates, LLC               Summit Financial
Capital Growth Resources               KCG Holdings, Inc.                     Sunset Financial Services, Inc
Capital Guardian                       Key Bank                               SunTrust Investment Services, Inc.
Capital Investment Group, Inc.         KEY INVESTMENT SERVICES LLC            SWS Financial Services, Inc
Capital One Investment Services, LLC   KMS Financial Services, Inc.           SYMETRA INVESTMENT
Capital Securities Management          Kovack Securities, Inc.                SERVICES INC
CCF Investments, Inc.                  LaSalle St. Securities, LLC            Syndicated
CCO Investment Services Corp           Lazard                                 T. Rowe Price Group, Inc.
Centaurus Financial, Inc.              Leaders Group Inc.                     TFS Securities, Inc.
Cetera Advisor Network LLC             Legend Equities Corporation            The Investment Center
Cetera Financial Group LLC             Legg Mason                             The O.N. Equity Sales Co.
Cetera Financial Specialists           Leigh Baldwin & Company, LLC           The Prudential Insurance Company of
Cetera Investment Services             LIMRA (Life Insurance and Market       America
CFD Investments, Inc.                  Research Association)                  The PNC Financial Services Group,
Charter One Bank (Cleveland)                                                  Inc.
                                                                              The Strategic Financial Alliance Inc.
                                                                              TransAmerica Financial Advisors, Inc.
                                                                              Triad Advisors, Inc.

Chase Investment Services              Lincoln Financial Advisors             Trustmont Financial Group, Inc.
Citigroup Global Markets Inc.          Lincoln Financial Securities           UBS Financial Services, Inc.
Cognizant                              Corporation                            Umpqua Investments
COMERICA SECURITIES, INC.              Lincoln Investment Planning            UNIONBANC INVESTMENT SERV, LLC
Commonwealth Financial Network         LPL Financial Corporation              United Brokerage Services, Inc.
Compass Bank Wealth Management Group   LPL Financial Corporation (PDI)        United Planners Fin. Serv.
Comprehensive Asset Management         M and T Bank Corporation               USA Financial Securities Corp.
Crown Capital Securities, L.P.         M Holdings Securities, Inc             US Bank
CUNA Brokerage Svcs, Inc.              Mass Mutual Financial Group            VALIC Financial Advisors, Inc
CUSO Financial Services, L.P.          Merrill Lynch, P,F,S                   Veritrust Financial LLC
David Lerner and Associates            MetLife                                VSR Financial Services, Inc.
Dempsey Lord Smith, LLC                MFS                                    WADDELL & REED INC.
DWS Investments                        MML Investors Services, Inc.           Wall Street Financial Group
Eaton Vance                            Money Concepts Capital Corp.           WAYNE HUMMER INVESTMENTS LLC
Edward Jones & Co.                     Morgan Stanley Smith Barney            Wells Fargo Advisors LLC
Epoch Investment Management            Morgan Stanley Smith Barney (PDI)      WELLS FARGO ADVISORS LLC--
Equity Services, Inc.                  MTL Equity Products, Inc.              WEALTH
Federated Investors                    Mutual of Omaha Bank                   Wells Fargo Investments LLC
Fidelity Institutional Wealth          National Planning Corporation          Western Asset Management Company
Services (FIWS)                        National Securities Corp.              WFG Investments, Inc.
Fidelity Investments                   Natixis Funds                          Wintrust Financial Corporation
Fifth Third Securities, Inc.           Neuberger Berman                       Woodbury Financial Services
Financial Planning Consultants         Next Financial Group, Inc.             World Equity Group, Inc.
Financial Services Int'l Corp. (FSIC)  NFP Securities, Inc.                   World Group Securities, Inc.
Financial Telesis                      OneAmerica Securities, Inc.            WRP Investments, Inc
Financial West Group                   OPPENHEIMER & CO, INC.                 Wunderlich Securities


You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and Pruco Life of New Jersey are included in the Statement of Additional Information.



INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS

LITIGATION AND REGULATORY MATTERS


Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life of New Jersey and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life of New Jersey is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life of New Jersey is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Pruco Life of New Jersey, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life of New Jersey's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Pruco Life of New Jersey establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2014, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Pruco Life of New Jersey reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.


Pruco Life of New Jersey's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life of New Jersey's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life of New Jersey's financial position.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The following are the contents of the Statement of Additional Information:

..  Company

..  Experts

..  Principal Underwriter

..  Payments Made to Promote Sale of Our Products


..  Cyber Security Risks


..  Determination of Accumulation Unit Values

..  Financial Statements

HOW TO CONTACT US

Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

PRUDENTIAL'S CUSTOMER SERVICE TEAM

Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.

INTERNET

Access information about your Annuity through our website:
www.prudentialannuities.com

CORRESPONDENCE SENT BY REGULAR MAIL

Prudential Annuity Service Center
P.O. Box 7960
Philadelphia, PA 19176


CORRESPONDENCE SENT BY OVERNIGHT/*/, CERTIFIED OR REGISTERED MAIL


Prudential Annuity Service Center
2101 Welsh Road
Dresher, PA 19025


* Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.


Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this Prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center
(1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number
(PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

Pruco Life of New Jersey does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life of New Jersey reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

                     APPENDIX A - ACCUMULATION UNIT VALUES


 As we have indicated throughout this prospectus, each Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique Unit value corresponding to each combination of such contract features.

 Here, we set forth the historical Unit values corresponding to the lowest charge level for each Series and the highest charge level for each Series. In the Statement of Additional Information, which is available free of charge upon request, we set forth Unit values corresponding to the remaining charge levels.


                          PREMIER RETIREMENT X SERIES
                   Pruco Life Insurance Company of New Jersey
                                   Prospectus

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.85%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.96776        $10.80355        1,040,948
   01/01/2011 to 12/31/2011                              $10.80355        $10.32201        1,530,262
   01/01/2012 to 12/31/2012                              $10.32201        $11.40400        2,662,972
   01/01/2013 to 12/31/2013                              $11.40400        $12.30947        2,604,973
   01/01/2014 to 12/31/2014                              $12.30947        $12.54311        2,374,448
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
   03/15/2010 to 12/31/2010                               $9.97845        $10.90934        1,376,630
   01/01/2011 to 12/31/2011                              $10.90934        $10.71983        2,440,768
   01/01/2012 to 12/31/2012                              $10.71983        $11.95732        4,968,705
   01/01/2013 to 12/31/2013                              $11.95732        $13.67933        5,258,776
   01/01/2014 to 12/31/2014                              $13.67933        $14.24637        5,063,988
----------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
   03/15/2010 to 12/31/2010                              $10.00698        $10.80426          118,702
   01/01/2011 to 12/31/2011                              $10.80426        $10.98336          200,723
   01/01/2012 to 05/04/2012                              $10.98336        $11.92572                0
----------------------------------------------------------------------------------------------------------
AST AQR Emerging Markets Equity Portfolio
   02/25/2013* to 12/31/2013                              $9.99847        $10.07784              713
   01/01/2014 to 12/31/2014                              $10.07784         $9.58226            2,489
----------------------------------------------------------------------------------------------------------
AST AQR Large-Cap Portfolio
   04/29/2013* to 12/31/2013                              $9.99847        $11.62116                0
   01/01/2014 to 12/31/2014                              $11.62116        $12.90832              425
----------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.98872        $10.76175        2,000,393
   01/01/2011 to 12/31/2011                              $10.76175        $10.43457        3,031,049
   01/01/2012 to 12/31/2012                              $10.43457        $11.51897        4,746,908
   01/01/2013 to 12/31/2013                              $11.51897        $13.30116        4,935,935
   01/01/2014 to 12/31/2014                              $13.30116        $13.90656        4,764,628
----------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
   05/02/2011* to 12/31/2011                              $9.99847         $9.15446          196,259
   01/01/2012 to 12/31/2012                               $9.15446        $10.05366          597,369
   01/01/2013 to 12/31/2013                              $10.05366        $10.93859          603,058
   01/01/2014 to 12/31/2014                              $10.93859        $11.26169          597,553
----------------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF Portfolio
   04/29/2013* to 12/31/2013                              $9.99847        $10.48565           21,007
   01/01/2014 to 12/31/2014                              $10.48565        $10.65997           26,790

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST Boston Partners Large-Cap Value Portfolio
formerly, AST Jennison Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                       $9.97163        $10.57122           51,066
   01/01/2011 to 12/31/2011                                      $10.57122         $9.76664           67,086
   01/01/2012 to 12/31/2012                                       $9.76664        $10.85420          117,459
   01/01/2013 to 12/31/2013                                      $10.85420        $14.00179          139,519
   01/01/2014 to 12/31/2014                                      $14.00179        $15.15363          130,299
------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                       $9.97763        $10.84253        1,330,788
   01/01/2011 to 12/31/2011                                      $10.84253        $10.38402        1,668,758
   01/01/2012 to 12/31/2012                                      $10.38402        $11.59031        2,574,655
   01/01/2013 to 12/31/2013                                      $11.59031        $13.95605        2,914,872
   01/01/2014 to 12/31/2014                                      $13.95605        $14.65605        3,014,254
------------------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   02/25/2013* to 12/31/2013                                      $9.99847        $11.64274           28,082
   01/01/2014 to 12/31/2014                                      $11.64274        $12.98266           36,321
------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   03/15/2010 to 12/31/2010                                       $9.95986        $11.79603           61,079
   01/01/2011 to 12/31/2011                                      $11.79603        $12.34114          113,614
   01/01/2012 to 12/31/2012                                      $12.34114        $13.97161          212,867
   01/01/2013 to 12/31/2013                                      $13.97161        $14.14285          237,803
   01/01/2014 to 12/31/2014                                      $14.14285        $18.17255          223,219
------------------------------------------------------------------------------------------------------------------
AST Defensive Asset Allocation Portfolio
   04/29/2013* to 12/31/2013                                      $9.99847         $9.67597           43,157
   01/01/2014 to 12/31/2014                                       $9.67597         $9.98151           60,872
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis Quantitative Portfolio
formerly, AST First Trust Balanced Target Portfolio
   03/15/2010 to 12/31/2010                                       $9.97594        $11.02450          991,332
   01/01/2011 to 12/31/2011                                      $11.02450        $10.65807        1,639,606
   01/01/2012 to 12/31/2012                                      $10.65807        $11.57318        2,858,745
   01/01/2013 to 12/31/2013                                      $11.57318        $13.03586        2,989,467
   01/01/2014 to 12/31/2014                                      $13.03586        $13.19784        2,881,487
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                       $9.99847        $10.89088          797,008
   01/01/2011 to 12/31/2011                                      $10.89088        $10.42542        1,260,448
   01/01/2012 to 12/31/2012                                      $10.42542        $11.62744        2,217,838
   01/01/2013 to 12/31/2013                                      $11.62744        $13.60625        2,356,493
   01/01/2014 to 12/31/2014                                      $13.60625        $14.11822        2,356,102
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
   04/30/2012* to 12/31/2012                                      $9.99847        $10.73331        3,036,427
   01/01/2013 to 12/31/2013                                      $10.73331        $13.11279        3,219,114
   01/01/2014 to 12/31/2014                                      $13.11279        $13.27917        3,149,744
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Plus Portfolio
   04/29/2013* to 12/31/2013                                      $9.99847        $10.80159           62,872
   01/01/2014 to 12/31/2014                                      $10.80159        $10.87308           93,878
------------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   03/15/2010 to 12/31/2010                                       $9.97014        $11.55536           12,944
   01/01/2011 to 12/31/2011                                      $11.55536        $10.77031           27,323
   01/01/2012 to 12/31/2012                                      $10.77031        $13.40428           60,371
   01/01/2013 to 12/31/2013                                      $13.40428        $13.72837           59,184
   01/01/2014 to 12/31/2014                                      $13.72837        $15.35046           59,054
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
   03/15/2010 to 12/31/2010                                      $10.01847        $10.79024          104,207
   01/01/2011 to 12/31/2011                                      $10.79024        $10.17178          158,637
   01/01/2012 to 12/31/2012                                      $10.17178        $11.95648          276,330
   01/01/2013 to 12/31/2013                                      $11.95648        $15.22531          284,976
   01/01/2014 to 02/07/2014                                      $15.22531        $14.97506                0

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                        $9.99171        $10.77467           71,918
   01/01/2011 to 12/31/2011                       $10.77467         $9.99185          103,868
   01/01/2012 to 12/31/2012                        $9.99185        $11.73538          173,488
   01/01/2013 to 12/31/2013                       $11.73538        $15.38187          187,463
   01/01/2014 to 12/31/2014                       $15.38187        $17.07993          182,948
---------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                       $10.01979        $11.42605           93,425
   01/01/2011 to 12/31/2011                       $11.42605        $10.88116          161,552
   01/01/2012 to 12/31/2012                       $10.88116        $12.77433          291,504
   01/01/2013 to 12/31/2013                       $12.77433        $16.57435          386,707
   01/01/2014 to 12/31/2014                       $16.57435        $18.14290          348,792
---------------------------------------------------------------------------------------------------
AST Goldman Sachs Multi-Asset Portfolio
   03/15/2010 to 12/31/2010                        $9.98821        $10.71140          429,303
   01/01/2011 to 12/31/2011                       $10.71140        $10.46023          795,537
   01/01/2012 to 12/31/2012                       $10.46023        $11.30645        1,309,639
   01/01/2013 to 12/31/2013                       $11.30645        $12.18719        1,280,396
   01/01/2014 to 12/31/2014                       $12.18719        $12.44507        1,169,703
---------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                        $9.96509        $11.50123          102,749
   01/01/2011 to 12/31/2011                       $11.50123        $11.43580          174,123
   01/01/2012 to 12/31/2012                       $11.43580        $12.98500          274,080
   01/01/2013 to 12/31/2013                       $12.98500        $17.69151          293,010
   01/01/2014 to 12/31/2014                       $17.69151        $18.61406          257,801
---------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                        $9.98607        $10.67822          117,678
   01/01/2011 to 12/31/2011                       $10.67822        $10.42937          180,606
   01/01/2012 to 12/31/2012                       $10.42937        $11.60796          269,405
   01/01/2013 to 12/31/2013                       $11.60796        $15.33863          136,052
   01/01/2014 to 12/31/2014                       $15.33863        $15.28936          126,721
---------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   03/15/2010 to 12/31/2010                        $9.98444        $10.77285          119,893
   01/01/2011 to 12/31/2011                       $10.77285        $10.90929          174,815
   01/01/2012 to 12/31/2012                       $10.90929        $12.19282          286,715
   01/01/2013 to 12/31/2013                       $12.19282        $12.82656          264,013
   01/01/2014 to 12/31/2014                       $12.82656        $12.91135          218,518
---------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   03/15/2010 to 12/31/2010                        $9.92930        $11.26762          116,237
   01/01/2011 to 12/31/2011                       $11.26762         $9.63007          167,132
   01/01/2012 to 12/31/2012                        $9.63007        $11.37668          183,325
   01/01/2013 to 12/31/2013                       $11.37668        $13.29421          284,495
   01/01/2014 to 12/31/2014                       $13.29421        $12.32735          299,934
---------------------------------------------------------------------------------------------------
AST International Value Portfolio
   03/15/2010 to 12/31/2010                        $9.92917        $10.80592           42,103
   01/01/2011 to 12/31/2011                       $10.80592         $9.27520           65,551
   01/01/2012 to 12/31/2012                        $9.27520        $10.62158          114,257
   01/01/2013 to 12/31/2013                       $10.62158        $12.45452          138,548
   01/01/2014 to 12/31/2014                       $12.45452        $11.40464          143,439
---------------------------------------------------------------------------------------------------
AST Investment Grade Bond Portfolio
   03/15/2010 to 12/31/2010                       $10.00670        $10.61020                0
   01/01/2011 to 12/31/2011                       $10.61020        $11.71022        9,672,456
   01/01/2012 to 12/31/2012                       $11.71022        $12.57380        3,829,689
   01/01/2013 to 12/31/2013                       $12.57380        $11.94846          535,354
   01/01/2014 to 12/31/2014                       $11.94846        $12.51669          737,820

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
   03/15/2010 to 12/31/2010                              $9.97670        $10.88236          396,340
   01/01/2011 to 12/31/2011                             $10.88236        $10.62051          645,903
   01/01/2012 to 12/31/2012                             $10.62051        $11.83963        1,350,677
   01/01/2013 to 12/31/2013                             $11.83963        $13.51272        1,482,128
   01/01/2014 to 12/31/2014                             $13.51272        $14.10681        1,481,715
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan International Equity Portfolio
   03/15/2010 to 12/31/2010                              $9.92182        $10.56777          137,384
   01/01/2011 to 12/31/2011                             $10.56777         $9.42340          163,189
   01/01/2012 to 12/31/2012                              $9.42340        $11.27524          235,346
   01/01/2013 to 12/31/2013                             $11.27524        $12.76658          256,142
   01/01/2014 to 12/31/2014                             $12.76658        $11.73274          270,962
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
   03/15/2010 to 12/31/2010                              $9.99847        $10.59781          596,214
   01/01/2011 to 12/31/2011                             $10.59781        $10.42630        1,163,894
   01/01/2012 to 12/31/2012                             $10.42630        $11.33010        1,790,497
   01/01/2013 to 12/31/2013                             $11.33010        $12.34735        1,743,745
   01/01/2014 to 12/31/2014                             $12.34735        $12.77932        1,634,640
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.97132        $10.78687           31,841
   01/01/2011 to 12/31/2011                             $10.78687        $10.65776           89,588
   01/01/2012 to 12/31/2012                             $10.65776        $12.04897          166,435
   01/01/2013 to 12/31/2013                             $12.04897        $16.14198          185,781
   01/01/2014 to 12/31/2014                             $16.14198        $17.34907          178,540
---------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                              $9.99045        $10.62894           37,585
   01/01/2011 to 12/31/2011                             $10.62894         $9.99613           66,476
   01/01/2012 to 12/31/2012                              $9.99613        $11.46771          185,284
   01/01/2013 to 12/31/2013                             $11.46771        $15.74223          379,037
   01/01/2014 to 12/31/2014                             $15.74223        $17.57498          348,168
---------------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.99257        $11.31652          182,591
   01/01/2011 to 12/31/2011                             $11.31652        $11.00602          269,757
   01/01/2012 to 12/31/2012                             $11.00602        $12.12714          372,236
   01/01/2013 to 12/31/2013                             $12.12714        $16.26077          248,741
   01/01/2014 to 12/31/2014                             $16.26077        $17.65014          451,454
---------------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   03/15/2010 to 12/31/2010                              $9.98864        $10.83202           32,135
   01/01/2011 to 12/31/2011                             $10.83202        $11.71326          169,940
   01/01/2012 to 12/31/2012                             $11.71326        $12.17799          340,715
   01/01/2013 to 12/31/2013                             $12.17799        $11.71372          348,867
   01/01/2014 to 12/31/2014                             $11.71372        $12.23156          351,917
---------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   03/15/2010 to 12/31/2010                              $9.98760        $10.90539           21,127
   01/01/2011 to 12/31/2011                             $10.90539        $10.36861           70,823
   01/01/2012 to 12/31/2012                             $10.36861        $12.52513          107,953
   01/01/2013 to 12/31/2013                             $12.52513        $15.69069          142,591
   01/01/2014 to 12/31/2014                             $15.69069        $15.95956          163,519
---------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.99847        $10.88101           45,476
   01/01/2011 to 12/31/2011                             $10.88101        $10.61657           68,792
   01/01/2012 to 12/31/2012                             $10.61657        $12.20012          208,731
   01/01/2013 to 12/31/2013                             $12.20012        $16.36996          220,860
   01/01/2014 to 12/31/2014                             $16.36996        $17.46658          205,905
---------------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   08/20/2012* to 12/31/2012                             $9.99847        $10.18909              411
   01/01/2013 to 12/31/2013                             $10.18909        $13.45134           26,424
   01/01/2014 to 12/31/2014                             $13.45134        $14.55151           31,087

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.98873        $11.51238           92,772
   01/01/2011 to 12/31/2011                              $11.51238        $10.90968          136,510
   01/01/2012 to 12/31/2012                              $10.90968        $12.67896          204,795
   01/01/2013 to 12/31/2013                              $12.67896        $16.47850          215,116
   01/01/2014 to 12/31/2014                              $16.47850        $18.59471          194,278
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   03/15/2010 to 12/31/2010                               $9.99847         $9.85245          132,927
   01/01/2011 to 12/31/2011                               $9.85245         $9.67264          341,637
   01/01/2012 to 12/31/2012                               $9.67264         $9.49388          289,981
   01/01/2013 to 12/31/2013                               $9.49388         $9.31835          239,503
   01/01/2014 to 12/31/2014                               $9.31835         $9.14602          321,251
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.99102        $11.24476           74,995
   01/01/2011 to 12/31/2011                              $11.24476        $10.76281          108,644
   01/01/2012 to 12/31/2012                              $10.76281        $12.37274          150,429
   01/01/2013 to 12/31/2013                              $12.37274        $17.24527          177,790
   01/01/2014 to 12/31/2014                              $17.24527        $19.33833          168,457
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   10/31/2011* to 12/31/2011                             $10.02838        $10.06723            9,088
   01/01/2012 to 12/31/2012                              $10.06723        $10.36223           42,924
   01/01/2013 to 12/31/2013                              $10.36223         $9.88236           59,577
   01/01/2014 to 12/31/2014                               $9.88236        $10.19923           59,320
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.95876        $11.93497           65,915
   01/01/2011 to 12/31/2011                              $11.93497        $11.91206           89,321
   01/01/2012 to 12/31/2012                              $11.91206        $13.13906          202,777
   01/01/2013 to 12/31/2013                              $13.13906        $17.10150          156,235
   01/01/2014 to 12/31/2014                              $17.10150        $18.11772          148,252
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.97289        $11.43803           24,741
   01/01/2011 to 04/29/2011                              $11.43803        $12.82105                0
----------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
   04/30/2012* to 12/31/2012                              $9.99847        $10.30949          380,801
   01/01/2013 to 12/31/2013                              $10.30949        $12.03277          376,540
   01/01/2014 to 12/31/2014                              $12.03277        $12.41705          368,998
----------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   03/15/2010 to 12/31/2010                               $9.93894        $11.68593          137,524
   01/01/2011 to 12/31/2011                              $11.68593         $9.14486          202,300
   01/01/2012 to 12/31/2012                               $9.14486        $10.58462          299,829
   01/01/2013 to 12/31/2013                              $10.58462        $10.41199          339,729
   01/01/2014 to 12/31/2014                              $10.41199         $9.74077          346,449
----------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   03/15/2010 to 12/31/2010                              $10.00789        $10.09014          108,431
   01/01/2011 to 12/31/2011                              $10.09014        $10.12632          171,061
   01/01/2012 to 12/31/2012                              $10.12632        $10.40533          235,354
   01/01/2013 to 12/31/2013                              $10.40533         $9.99083          215,359
   01/01/2014 to 12/31/2014                               $9.99083         $9.79656          198,582
----------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   03/15/2010 to 12/31/2010                              $10.00681        $10.36307        1,334,534
   01/01/2011 to 12/31/2011                              $10.36307        $10.49495        1,920,716
   01/01/2012 to 12/31/2012                              $10.49495        $11.26084        3,068,847
   01/01/2013 to 12/31/2013                              $11.26084        $10.84947        3,238,618
   01/01/2014 to 12/31/2014                              $10.84947        $11.09929        3,104,364

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                 $9.98943        $10.60667        1,789,185
   01/01/2011 to 12/31/2011                                $10.60667        $10.51438        3,769,647
   01/01/2012 to 12/31/2012                                $10.51438        $11.39020        6,031,877
   01/01/2013 to 12/31/2013                                $11.39020        $12.20935        5,765,162
   01/01/2014 to 12/31/2014                                $12.20935        $12.67552        5,459,930
------------------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   10/31/2011* to 12/31/2011                               $10.01839        $10.06713            4,465
   01/01/2012 to 12/31/2012                                $10.06713        $10.58327           76,847
   01/01/2013 to 12/31/2013                                $10.58327        $10.14726          123,999
   01/01/2014 to 12/31/2014                                $10.14726        $10.56308          123,457
------------------------------------------------------------------------------------------------------------
AST Prudential Growth Allocation Portfolio
   03/15/2010 to 12/31/2010                                 $9.96346        $11.51915          913,520
   01/01/2011 to 12/31/2011                                $11.51915        $10.60363        1,372,722
   01/01/2012 to 12/31/2012                                $10.60363        $11.75190        2,620,469
   01/01/2013 to 12/31/2013                                $11.75190        $13.49829        2,759,579
   01/01/2014 to 12/31/2014                                $13.49829        $14.46718        2,718,046
------------------------------------------------------------------------------------------------------------
AST QMA Emerging Markets Equity Portfolio
   02/25/2013* to 12/31/2013                                $9.99847         $9.58574                0
   01/01/2014 to 12/31/2014                                 $9.58574         $9.17642                0
------------------------------------------------------------------------------------------------------------
AST QMA Large-Cap Portfolio
   04/29/2013* to 12/31/2013                                $9.99847        $11.66071                0
   01/01/2014 to 12/31/2014                                $11.66071        $13.18947                0
------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   03/15/2010 to 12/31/2010                                 $9.99847        $10.90109           18,183
   01/01/2011 to 12/31/2011                                $10.90109        $11.06966           30,362
   01/01/2012 to 12/31/2012                                $11.06966        $12.90767           67,435
   01/01/2013 to 12/31/2013                                $12.90767        $16.77713           72,038
   01/01/2014 to 12/31/2014                                $16.77713        $19.30124           91,505
------------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   05/02/2011* to 12/31/2011                                $9.99847         $8.88788                0
   01/01/2012 to 12/31/2012                                 $8.88788         $9.87102                0
   01/01/2013 to 12/31/2013                                 $9.87102        $11.85852                0
   01/01/2014 to 12/31/2014                                $11.85852        $12.39583                0
------------------------------------------------------------------------------------------------------------
AST RCM World Trends Portfolio
   03/15/2010 to 12/31/2010                                 $9.98752        $10.79555          846,821
   01/01/2011 to 12/31/2011                                $10.79555        $10.40365        1,471,325
   01/01/2012 to 12/31/2012                                $10.40365        $11.26081        2,747,182
   01/01/2013 to 12/31/2013                                $11.26081        $12.42729        2,680,808
   01/01/2014 to 12/31/2014                                $12.42729        $12.82420        2,593,638
------------------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
   03/15/2010 to 12/31/2010                                 $9.97772        $10.98316          742,131
   01/01/2011 to 12/31/2011                                $10.98316        $10.52277        1,172,115
   01/01/2012 to 12/31/2012                                $10.52277        $11.97027        2,217,353
   01/01/2013 to 12/31/2013                                $11.97027        $13.87067        2,372,825
   01/01/2014 to 12/31/2014                                $13.87067        $14.35366        2,295,603
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
   03/15/2010 to 12/31/2010                                 $9.98235        $10.77457          717,705
   01/01/2011 to 12/31/2011                                $10.77457        $10.21799        1,166,817
   01/01/2012 to 12/31/2012                                $10.21799        $11.14568        1,910,972
   01/01/2013 to 12/31/2013                                $11.14568        $12.51484        1,944,013
   01/01/2014 to 12/31/2014                                $12.51484        $12.65621        1,829,759
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Opportunities Portfolio
formerly, AST Federated Aggressive Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.97180        $12.16884           87,246
   01/01/2011 to 12/31/2011                                $12.16884        $10.37797          159,082
   01/01/2012 to 12/31/2012                                $10.37797        $12.23038          205,276
   01/01/2013 to 12/31/2013                                $12.23038        $16.90321          200,677
   01/01/2014 to 12/31/2014                                $16.90321        $17.41026          189,375

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.96085        $12.62928           37,344
   01/01/2011 to 12/31/2011                             $12.62928        $12.27464           74,073
   01/01/2012 to 12/31/2012                             $12.27464        $13.51412          192,669
   01/01/2013 to 12/31/2013                             $13.51412        $17.92962          215,156
   01/01/2014 to 12/31/2014                             $17.92962        $18.27003          224,137
---------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                              $9.96428        $11.47783          109,170
   01/01/2011 to 12/31/2011                             $11.47783        $10.59244          157,420
   01/01/2012 to 12/31/2012                             $10.59244        $12.28421          213,310
   01/01/2013 to 12/31/2013                             $12.28421        $16.56648          226,015
   01/01/2014 to 12/31/2014                             $16.56648        $17.11661          219,352
---------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                              $9.99216        $10.70296        2,137,328
   01/01/2011 to 12/31/2011                             $10.70296        $10.71365        3,646,889
   01/01/2012 to 12/31/2012                             $10.71365        $11.93438        6,857,880
   01/01/2013 to 12/31/2013                             $11.93438        $13.68539        7,129,745
   01/01/2014 to 12/31/2014                             $13.68539        $14.22202        6,873,863
---------------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   03/15/2010 to 12/31/2010                              $9.98581        $10.54809           30,555
   01/01/2011 to 12/31/2011                             $10.54809        $10.18355           54,590
   01/01/2012 to 12/31/2012                             $10.18355        $11.71904          250,618
   01/01/2013 to 12/31/2013                             $11.71904        $14.91679          264,207
   01/01/2014 to 12/31/2014                             $14.91679        $15.73419          254,244
---------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.97104        $11.14744          106,158
   01/01/2011 to 12/31/2011                             $11.14744        $10.75602          191,768
   01/01/2012 to 12/31/2012                             $10.75602        $12.41292          406,941
   01/01/2013 to 12/31/2013                             $12.41292        $17.54731          571,249
   01/01/2014 to 12/31/2014                             $17.54731        $18.66002          545,977
---------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   03/15/2010 to 12/31/2010                              $9.85972        $11.48747          199,645
   01/01/2011 to 12/31/2011                             $11.48747         $9.59315          368,045
   01/01/2012 to 12/31/2012                              $9.59315         $9.75585          561,621
   01/01/2013 to 12/31/2013                              $9.75585        $11.04815          564,102
   01/01/2014 to 12/31/2014                             $11.04815         $9.93711          566,179
---------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   03/15/2010 to 12/31/2010                              $9.98015        $10.32114          117,340
   01/01/2011 to 12/31/2011                             $10.32114        $10.54828          150,616
   01/01/2012 to 12/31/2012                             $10.54828        $10.89377          224,796
   01/01/2013 to 12/31/2013                             $10.89377        $10.29090          163,639
   01/01/2014 to 12/31/2014                             $10.29090        $10.15672          157,341
---------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
   05/02/2011* to 12/31/2011                             $9.99847         $8.82530          145,090
   01/01/2012 to 12/31/2012                              $8.82530         $9.61524          458,197
   01/01/2013 to 12/31/2013                              $9.61524        $11.37243          561,294
   01/01/2014 to 12/31/2014                             $11.37243        $11.77647          634,461
---------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   03/15/2010 to 12/31/2010                              $9.99847        $10.41023          423,203
   01/01/2011 to 12/31/2011                             $10.41023        $10.83354          500,601
   01/01/2012 to 12/31/2012                             $10.83354        $11.46793          767,956
   01/01/2013 to 12/31/2013                             $11.46793        $11.08767          962,457
   01/01/2014 to 12/31/2014                             $11.08767        $11.66584          946,646
---------------------------------------------------------------------------------------------------------
AST Western Asset Emerging Markets Debt Portfolio
   08/20/2012* to 12/31/2012                             $9.99847        $10.37776                0
   01/01/2013 to 12/31/2013                             $10.37776         $9.35714                0
   01/01/2014 to 12/31/2014                              $9.35714         $9.30831                0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
   03/15/2010 to 12/31/2010                                  $9.97099        $10.65063        1,299,321
   01/01/2011 to 12/31/2011                                 $10.65063        $10.27927        1,729,614
   01/01/2012 to 09/21/2012                                 $10.27927        $11.49908                0



 *  Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT X SERIES
                   Pruco Life Insurance Company of New Jersey
                                   Prospectus

 ACCUMULATION UNIT VALUES: With HAV and HD GRO II OR HAV and GRO Plus II (2.85%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.96692        $10.71479           9,249
   01/01/2011 to 12/31/2011                              $10.71479        $10.13316           3,731
   01/01/2012 to 12/31/2012                              $10.13316        $11.08102             700
   01/01/2013 to 12/31/2013                              $11.08102        $11.83902             207
   01/01/2014 to 12/31/2014                              $11.83902        $11.94081              86
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
   03/15/2010 to 12/31/2010                               $9.97760        $10.81979          30,326
   01/01/2011 to 12/31/2011                              $10.81979        $10.52381          15,722
   01/01/2012 to 12/31/2012                              $10.52381        $11.61881          11,566
   01/01/2013 to 12/31/2013                              $11.61881        $13.15667           5,389
   01/01/2014 to 12/31/2014                              $13.15667        $13.56243           8,638
----------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
   03/15/2010 to 12/31/2010                              $10.00613        $10.71544               0
   01/01/2011 to 12/31/2011                              $10.71544        $10.78236             598
   01/01/2012 to 05/04/2012                              $10.78236        $11.66627               0
----------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.98788        $10.67348          11,400
   01/01/2011 to 12/31/2011                              $10.67348        $10.24378           5,693
   01/01/2012 to 12/31/2012                              $10.24378        $11.19285           8,272
   01/01/2013 to 12/31/2013                              $11.19285        $12.79292           3,812
   01/01/2014 to 12/31/2014                              $12.79292        $13.23890           8,908
----------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
   05/02/2011* to 12/31/2011                              $9.99762         $9.09166               0
   01/01/2012 to 12/31/2012                               $9.09166         $9.88283               0
   01/01/2013 to 12/31/2013                               $9.88283        $10.64329               0
   01/01/2014 to 12/31/2014                              $10.64329        $10.84619               0
----------------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF Portfolio
   04/29/2013* to 12/31/2013                              $9.99762        $10.41265               0
   01/01/2014 to 12/31/2014                              $10.41265        $10.47787               0
----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2017
   03/15/2010 to 12/31/2010                               $9.99762        $10.50819               0
   01/01/2011 to 12/31/2011                              $10.50819        $11.37404          15,709
   01/01/2012 to 12/31/2012                              $11.37404        $11.61498          15,596
   01/01/2013 to 12/31/2013                              $11.61498        $11.05171          14,498
   01/01/2014 to 12/31/2014                              $11.05171        $10.89015          14,834
----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2018
   03/15/2010 to 12/31/2010                              $10.00633        $10.55075               0
   01/01/2011 to 12/31/2011                              $10.55075        $11.64275          19,894
   01/01/2012 to 12/31/2012                              $11.64275        $11.95683           7,513
   01/01/2013 to 12/31/2013                              $11.95683        $11.25098          10,026
   01/01/2014 to 12/31/2014                              $11.25098        $11.22140          10,450

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2019
   03/15/2010 to 12/31/2010                             $9.99762        $10.55355               0
   01/01/2011 to 12/31/2011                            $10.55355        $11.89119               0
   01/01/2012 to 12/31/2012                            $11.89119        $12.22857           1,413
   01/01/2013 to 12/31/2013                            $12.22857        $11.30601           1,789
   01/01/2014 to 12/31/2014                            $11.30601        $11.45215           1,815
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2020
   03/15/2010 to 12/31/2010                            $10.00845        $10.58415               0
   01/01/2011 to 12/31/2011                            $10.58415        $12.20355               0
   01/01/2012 to 12/31/2012                            $12.20355        $12.60428               0
   01/01/2013 to 12/31/2013                            $12.60428        $11.44718           3,463
   01/01/2014 to 12/31/2014                            $11.44718        $11.80588           3,097
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2021
   03/15/2010 to 12/31/2010                            $10.00738        $10.68500               0
   01/01/2011 to 12/31/2011                            $10.68500        $12.48861         126,787
   01/01/2012 to 12/31/2012                            $12.48861        $12.95637          97,252
   01/01/2013 to 12/31/2013                            $12.95637        $11.70587          64,490
   01/01/2014 to 12/31/2014                            $11.70587        $12.24566          55,262
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2022
   01/03/2011* to 12/31/2011                            $9.99762        $11.89255           7,039
   01/01/2012 to 12/31/2012                            $11.89255        $12.22859          52,800
   01/01/2013 to 12/31/2013                            $12.22859        $10.72225          15,726
   01/01/2014 to 12/31/2014                            $10.72225        $11.49686          13,831
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2023
   01/03/2012* to 12/31/2012                            $9.99684        $10.28760           4,545
   01/01/2013 to 12/31/2013                            $10.28760         $8.97494         184,673
   01/01/2014 to 12/31/2014                             $8.97494         $9.81954         107,290
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2024
   01/02/2013* to 12/31/2013                            $9.99842         $8.65594           2,378
   01/01/2014 to 12/31/2014                             $8.65594         $9.63637           1,571
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2025
   01/02/2014* to 12/31/2014                            $9.99842        $11.18213               0
--------------------------------------------------------------------------------------------------------
AST Boston Partners Large-Cap Value Portfolio
formerly, AST Jennison Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                             $9.97079        $10.48449               0
   01/01/2011 to 12/31/2011                            $10.48449         $9.58791               0
   01/01/2012 to 12/31/2012                             $9.58791        $10.54673               0
   01/01/2013 to 12/31/2013                            $10.54673        $13.46677               0
   01/01/2014 to 12/31/2014                            $13.46677        $14.42599               0
--------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                             $9.97679        $10.75348           3,827
   01/01/2011 to 12/31/2011                            $10.75348        $10.19398           2,297
   01/01/2012 to 12/31/2012                            $10.19398        $11.26197           2,278
   01/01/2013 to 12/31/2013                            $11.26197        $13.42260           2,149
   01/01/2014 to 12/31/2014                            $13.42260        $13.95227           2,555
--------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   02/25/2013* to 12/31/2013                            $9.99762        $11.54138               0
   01/01/2014 to 12/31/2014                            $11.54138        $12.73848               0
--------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   03/15/2010 to 12/31/2010                             $9.95901        $11.69924           8,440
   01/01/2011 to 12/31/2011                            $11.69924        $12.11554           3,630
   01/01/2012 to 12/31/2012                            $12.11554        $13.57614           3,064
   01/01/2013 to 12/31/2013                            $13.57614        $13.60247             443
   01/01/2014 to 12/31/2014                            $13.60247        $17.30036           4,746
--------------------------------------------------------------------------------------------------------
AST Defensive Asset Allocation Portfolio
   04/29/2013* to 12/31/2013                            $9.99762         $9.60855               0
   01/01/2014 to 12/31/2014                             $9.60855         $9.81094               0

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis Quantitative Portfolio
formerly, AST First Trust Balanced Target Portfolio
   03/15/2010 to 12/31/2010                                       $9.97510        $10.93402           7,244
   01/01/2011 to 12/31/2011                                      $10.93402        $10.46307           4,713
   01/01/2012 to 12/31/2012                                      $10.46307        $11.24533           6,105
   01/01/2013 to 12/31/2013                                      $11.24533        $12.53754           2,039
   01/01/2014 to 12/31/2014                                      $12.53754        $12.56409           6,243
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                       $9.99762        $10.80147          24,222
   01/01/2011 to 12/31/2011                                      $10.80147        $10.23474          10,540
   01/01/2012 to 12/31/2012                                      $10.23474        $11.29828           8,017
   01/01/2013 to 12/31/2013                                      $11.29828        $13.08651           3,299
   01/01/2014 to 12/31/2014                                      $13.08651        $13.44069           6,095
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
   04/30/2012* to 12/31/2012                                      $9.99763        $10.65915           8,872
   01/01/2013 to 12/31/2013                                      $10.65915        $12.88965           2,981
   01/01/2014 to 12/31/2014                                      $12.88965        $12.92027           5,859
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Plus Portfolio
   04/29/2013* to 12/31/2013                                      $9.99762        $10.72647               0
   01/01/2014 to 12/31/2014                                      $10.72647        $10.68749             727
------------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   03/15/2010 to 12/31/2010                                       $9.96930        $11.46056           4,272
   01/01/2011 to 12/31/2011                                      $11.46056        $10.57335           1,988
   01/01/2012 to 12/31/2012                                      $10.57335        $13.02482           1,625
   01/01/2013 to 12/31/2013                                      $13.02482        $13.20363             230
   01/01/2014 to 12/31/2014                                      $13.20363        $14.61342           1,833
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
   03/15/2010 to 12/31/2010                                      $10.01762        $10.70161               0
   01/01/2011 to 12/31/2011                                      $10.70161         $9.98567               0
   01/01/2012 to 12/31/2012                                       $9.98567        $11.61790               0
   01/01/2013 to 12/31/2013                                      $11.61790        $14.64349               0
   01/01/2014 to 02/07/2014                                      $14.64349        $14.38741               0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                       $9.99087        $10.68611               0
   01/01/2011 to 12/31/2011                                      $10.68611         $9.80906               0
   01/01/2012 to 12/31/2012                                       $9.80906        $11.40311               0
   01/01/2013 to 12/31/2013                                      $11.40311        $14.79435               0
   01/01/2014 to 12/31/2014                                      $14.79435        $16.26028               0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                      $10.01895        $11.33239               0
   01/01/2011 to 12/31/2011                                      $11.33239        $10.68206               0
   01/01/2012 to 12/31/2012                                      $10.68206        $12.41256               0
   01/01/2013 to 12/31/2013                                      $12.41256        $15.94091             469
   01/01/2014 to 12/31/2014                                      $15.94091        $17.27179             424
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Multi-Asset Portfolio
   03/15/2010 to 12/31/2010                                       $9.98737        $10.62339          22,229
   01/01/2011 to 12/31/2011                                      $10.62339        $10.26874          10,760
   01/01/2012 to 12/31/2012                                      $10.26874        $10.98621           7,748
   01/01/2013 to 12/31/2013                                      $10.98621        $11.72130           1,222
   01/01/2014 to 12/31/2014                                      $11.72130        $11.84736           3,862
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                       $9.96425        $11.40677               0
   01/01/2011 to 12/31/2011                                      $11.40677        $11.22652               0
   01/01/2012 to 12/31/2012                                      $11.22652        $12.61720               0
   01/01/2013 to 12/31/2013                                      $12.61720        $17.01542               0
   01/01/2014 to 12/31/2014                                      $17.01542        $17.72034               0

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                              $9.98523        $10.59052          7,143
   01/01/2011 to 12/31/2011                             $10.59052        $10.23858          1,115
   01/01/2012 to 12/31/2012                             $10.23858        $11.27923            820
   01/01/2013 to 12/31/2013                             $11.27923        $14.75260              0
   01/01/2014 to 12/31/2014                             $14.75260        $14.55531              0
---------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   03/15/2010 to 12/31/2010                              $9.98360        $10.68442          8,287
   01/01/2011 to 12/31/2011                             $10.68442        $10.70991          3,990
   01/01/2012 to 12/31/2012                             $10.70991        $11.84774          3,429
   01/01/2013 to 12/31/2013                             $11.84774        $12.33661            499
   01/01/2014 to 12/31/2014                             $12.33661        $12.29161          2,119
---------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.92845        $11.17518          4,823
   01/01/2011 to 12/31/2011                             $11.17518         $9.45384            943
   01/01/2012 to 12/31/2012                              $9.45384        $11.05449            422
   01/01/2013 to 12/31/2013                             $11.05449        $12.78613          1,171
   01/01/2014 to 12/31/2014                             $12.78613        $11.73533          1,228
---------------------------------------------------------------------------------------------------------
AST International Value Portfolio
   03/15/2010 to 12/31/2010                              $9.92832        $10.71728            397
   01/01/2011 to 12/31/2011                             $10.71728         $9.10544              0
   01/01/2012 to 12/31/2012                              $9.10544        $10.32066              0
   01/01/2013 to 12/31/2013                             $10.32066        $11.97862              0
   01/01/2014 to 12/31/2014                             $11.97862        $10.85702              0
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
   03/15/2010 to 12/31/2010                              $9.97586        $10.79298          1,130
   01/01/2011 to 12/31/2011                             $10.79298        $10.42624          2,386
   01/01/2012 to 12/31/2012                             $10.42624        $11.50445          1,474
   01/01/2013 to 12/31/2013                             $11.50445        $12.99642            191
   01/01/2014 to 12/31/2014                             $12.99642        $13.42958            406
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan International Equity Portfolio
   03/15/2010 to 12/31/2010                              $9.92098        $10.48104              0
   01/01/2011 to 12/31/2011                             $10.48104         $9.25102              0
   01/01/2012 to 12/31/2012                              $9.25102        $10.95594              0
   01/01/2013 to 12/31/2013                             $10.95594        $12.27891              0
   01/01/2014 to 12/31/2014                             $12.27891        $11.16964              0
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
   03/15/2010 to 12/31/2010                              $9.99762        $10.51084          2,912
   01/01/2011 to 12/31/2011                             $10.51084        $10.23563          1,914
   01/01/2012 to 12/31/2012                             $10.23563        $11.00927          1,809
   01/01/2013 to 12/31/2013                             $11.00927        $11.87556          1,082
   01/01/2014 to 12/31/2014                             $11.87556        $12.16579          1,413
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.97047        $10.69825              0
   01/01/2011 to 12/31/2011                             $10.69825        $10.46276              0
   01/01/2012 to 12/31/2012                             $10.46276        $11.70771              0
   01/01/2013 to 12/31/2013                             $11.70771        $15.52518              0
   01/01/2014 to 12/31/2014                             $15.52518        $16.51630              0
---------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                              $9.98961        $10.54160              0
   01/01/2011 to 12/31/2011                             $10.54160         $9.81310              0
   01/01/2012 to 12/31/2012                              $9.81310        $11.14272              0
   01/01/2013 to 12/31/2013                             $11.14272        $15.14051            986
   01/01/2014 to 12/31/2014                             $15.14051        $16.73104            880

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.99173        $11.22357          7,012
   01/01/2011 to 12/31/2011                              $11.22357        $10.80470          1,436
   01/01/2012 to 12/31/2012                              $10.80470        $11.78377            937
   01/01/2013 to 12/31/2013                              $11.78377        $15.63949             32
   01/01/2014 to 12/31/2014                              $15.63949        $16.80294             29
----------------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   03/15/2010 to 12/31/2010                               $9.98780        $10.74306          8,264
   01/01/2011 to 12/31/2011                              $10.74306        $11.49910          4,065
   01/01/2012 to 12/31/2012                              $11.49910        $11.83318          3,673
   01/01/2013 to 12/31/2013                              $11.83318        $11.26601            628
   01/01/2014 to 12/31/2014                              $11.26601        $11.64423          2,382
----------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   03/15/2010 to 12/31/2010                               $9.98675        $10.81592              0
   01/01/2011 to 12/31/2011                              $10.81592        $10.17901              0
   01/01/2012 to 12/31/2012                              $10.17901        $12.17056              0
   01/01/2013 to 12/31/2013                              $12.17056        $15.09133              0
   01/01/2014 to 12/31/2014                              $15.09133        $15.19352              0
----------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.99762        $10.79169              0
   01/01/2011 to 12/31/2011                              $10.79169        $10.42238              0
   01/01/2012 to 12/31/2012                              $10.42238        $11.85476            582
   01/01/2013 to 12/31/2013                              $11.85476        $15.74461            715
   01/01/2014 to 12/31/2014                              $15.74461        $16.62833            660
----------------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   08/20/2012* to 12/31/2012                              $9.99763        $10.15039              0
   01/01/2013 to 12/31/2013                              $10.15039        $13.26381              0
   01/01/2014 to 12/31/2014                              $13.26381        $14.20252              0
----------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.98789        $11.41794          4,409
   01/01/2011 to 12/31/2011                              $11.41794        $10.71019            843
   01/01/2012 to 12/31/2012                              $10.71019        $12.32002            752
   01/01/2013 to 12/31/2013                              $12.32002        $15.84889            942
   01/01/2014 to 12/31/2014                              $15.84889        $17.70212            834
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   03/15/2010 to 12/31/2010                               $9.99763         $9.77143              0
   01/01/2011 to 12/31/2011                               $9.77143         $9.49562              0
   01/01/2012 to 12/31/2012                               $9.49562         $9.22519              0
   01/01/2013 to 12/31/2013                               $9.22519         $8.96229              0
   01/01/2014 to 12/31/2014                               $8.96229         $8.70686              0
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.99018        $11.15256              0
   01/01/2011 to 12/31/2011                              $11.15256        $10.56598            203
   01/01/2012 to 12/31/2012                              $10.56598        $12.02241            155
   01/01/2013 to 12/31/2013                              $12.02241        $16.58653             30
   01/01/2014 to 12/31/2014                              $16.58653        $18.41016             27
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   10/31/2011* to 12/31/2011                             $10.02753        $10.04945              0
   01/01/2012 to 12/31/2012                              $10.04945        $10.23835              0
   01/01/2013 to 12/31/2013                              $10.23835         $9.66470              0
   01/01/2014 to 12/31/2014                               $9.66470         $9.87300          2,699
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.95792        $11.83705              0
   01/01/2011 to 12/31/2011                              $11.83705        $11.69425              0
   01/01/2012 to 12/31/2012                              $11.69425        $12.76710            361
   01/01/2013 to 12/31/2013                              $12.76710        $16.44821              0
   01/01/2014 to 12/31/2014                              $16.44821        $17.24810              0

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                             $9.97205        $11.34408               0
   01/01/2011 to 04/29/2011                            $11.34408        $12.67337               0
--------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
   04/30/2012* to 12/31/2012                            $9.99763        $10.23818             544
   01/01/2013 to 12/31/2013                            $10.23818        $11.82773             126
   01/01/2014 to 12/31/2014                            $11.82773        $12.08112             123
--------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   03/15/2010 to 12/31/2010                             $9.93810        $11.59009             370
   01/01/2011 to 12/31/2011                            $11.59009         $8.97755             460
   01/01/2012 to 12/31/2012                             $8.97755        $10.28503             370
   01/01/2013 to 12/31/2013                            $10.28503        $10.01422              98
   01/01/2014 to 12/31/2014                            $10.01422         $9.27314             103
--------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   03/15/2010 to 12/31/2010                            $10.00705        $10.00728           8,797
   01/01/2011 to 12/31/2011                            $10.00728         $9.94129           4,239
   01/01/2012 to 12/31/2012                             $9.94129        $10.11087           3,942
   01/01/2013 to 12/31/2013                            $10.11087         $9.60905             632
   01/01/2014 to 12/31/2014                             $9.60905         $9.32615               0
--------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   03/15/2010 to 12/31/2010                            $10.00597        $10.27781          19,096
   01/01/2011 to 12/31/2011                            $10.27781        $10.30276           9,892
   01/01/2012 to 12/31/2012                            $10.30276        $10.94171           8,643
   01/01/2013 to 12/31/2013                            $10.94171        $10.43459           1,758
   01/01/2014 to 12/31/2014                            $10.43459        $10.56613             534
--------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                             $9.98859        $10.51978          14,208
   01/01/2011 to 12/31/2011                            $10.51978        $10.32232           8,649
   01/01/2012 to 12/31/2012                            $10.32232        $11.06794           6,509
   01/01/2013 to 12/31/2013                            $11.06794        $11.74309           2,163
   01/01/2014 to 12/31/2014                            $11.74309        $12.06729           4,429
--------------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   10/31/2011* to 12/31/2011                           $10.01754        $10.04935               0
   01/01/2012 to 12/31/2012                            $10.04935        $10.45656               0
   01/01/2013 to 12/31/2013                            $10.45656         $9.92350               0
   01/01/2014 to 12/31/2014                             $9.92350        $10.22500               0
--------------------------------------------------------------------------------------------------------
AST Prudential Growth Allocation Portfolio
   03/15/2010 to 12/31/2010                             $9.96262        $11.42459          29,987
   01/01/2011 to 12/31/2011                            $11.42459        $10.40969          12,115
   01/01/2012 to 12/31/2012                            $10.40969        $11.41918           7,499
   01/01/2013 to 12/31/2013                            $11.41918        $12.98265           2,674
   01/01/2014 to 12/31/2014                            $12.98265        $13.77278           5,405
--------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   03/15/2010 to 12/31/2010                             $9.99762        $10.81154             391
   01/01/2011 to 12/31/2011                            $10.81154        $10.86707               0
   01/01/2012 to 12/31/2012                            $10.86707        $12.54220               0
   01/01/2013 to 12/31/2013                            $12.54220        $16.13625               0
   01/01/2014 to 12/31/2014                            $16.13625        $18.37489               0
--------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   05/02/2011* to 12/31/2011                            $9.99762         $8.82682               0
   01/01/2012 to 12/31/2012                             $8.82682         $9.70309               0
   01/01/2013 to 12/31/2013                             $9.70309        $11.53800               0
   01/01/2014 to 12/31/2014                            $11.53800        $11.93785               0
--------------------------------------------------------------------------------------------------------
AST RCM World Trends Portfolio
   03/15/2010 to 12/31/2010                             $9.98668        $10.70698           9,529
   01/01/2011 to 12/31/2011                            $10.70698        $10.21337           6,505
   01/01/2012 to 12/31/2012                            $10.21337        $10.94194           4,786
   01/01/2013 to 12/31/2013                            $10.94194        $11.95250           2,600
   01/01/2014 to 12/31/2014                            $11.95250        $12.20868           2,175

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
   03/15/2010 to 12/31/2010                                 $9.97688        $10.89295          26,077
   01/01/2011 to 12/31/2011                                $10.89295        $10.33023          11,221
   01/01/2012 to 12/31/2012                                $10.33023        $11.63126           9,910
   01/01/2013 to 12/31/2013                                $11.63126        $13.34061           4,404
   01/01/2014 to 12/31/2014                                $13.34061        $13.66442           8,139
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
   03/15/2010 to 12/31/2010                                 $9.98151        $10.68633           7,354
   01/01/2011 to 12/31/2011                                $10.68633        $10.03132           3,115
   01/01/2012 to 12/31/2012                                $10.03132        $10.83035           1,267
   01/01/2013 to 12/31/2013                                $10.83035        $12.03693           1,100
   01/01/2014 to 12/31/2014                                $12.03693        $12.04895           1,178
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Opportunities Portfolio
formerly, AST Federated Aggressive Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.97096        $12.06901           4,557
   01/01/2011 to 12/31/2011                                $12.06901        $10.18802             882
   01/01/2012 to 12/31/2012                                $10.18802        $11.88382             390
   01/01/2013 to 12/31/2013                                $11.88382        $16.25704             465
   01/01/2014 to 12/31/2014                                $16.25704        $16.57406             448
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.96001        $12.52563               0
   01/01/2011 to 12/31/2011                                $12.52563        $12.05011               0
   01/01/2012 to 12/31/2012                                $12.05011        $13.13143             352
   01/01/2013 to 12/31/2013                                $13.13143        $17.24465             434
   01/01/2014 to 12/31/2014                                $17.24465        $17.39298             427
------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                 $9.96344        $11.38359           5,571
   01/01/2011 to 12/31/2011                                $11.38359        $10.39864           1,098
   01/01/2012 to 12/31/2012                                $10.39864        $11.93642             784
   01/01/2013 to 12/31/2013                                $11.93642        $15.93369             937
   01/01/2014 to 12/31/2014                                $15.93369        $16.29521             909
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                 $9.99132        $10.61502          26,317
   01/01/2011 to 12/31/2011                                $10.61502        $10.51766          17,456
   01/01/2012 to 12/31/2012                                $10.51766        $11.59639          17,411
   01/01/2013 to 12/31/2013                                $11.59639        $13.16241           4,739
   01/01/2014 to 12/31/2014                                $13.16241        $13.53925          12,229
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   03/15/2010 to 12/31/2010                                 $9.98497        $10.46142          13,271
   01/01/2011 to 12/31/2011                                $10.46142         $9.99715           6,466
   01/01/2012 to 12/31/2012                                 $9.99715        $11.38719           6,054
   01/01/2013 to 12/31/2013                                $11.38719        $14.34680           1,433
   01/01/2014 to 12/31/2014                                $14.34680        $14.97885           2,520
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.97020        $11.05594           8,250
   01/01/2011 to 12/31/2011                                $11.05594        $10.55928           3,908
   01/01/2012 to 12/31/2012                                $10.55928        $12.06157           3,457
   01/01/2013 to 12/31/2013                                $12.06157        $16.87703           1,272
   01/01/2014 to 12/31/2014                                $16.87703        $17.76439           2,320
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   03/15/2010 to 12/31/2010                                 $9.85888        $11.39318             380
   01/01/2011 to 12/31/2011                                $11.39318         $9.41761             472
   01/01/2012 to 12/31/2012                                 $9.41761         $9.47959               0
   01/01/2013 to 12/31/2013                                 $9.47959        $10.62586               0
   01/01/2014 to 12/31/2014                                $10.62586         $9.45971               0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   03/15/2010 to 12/31/2010                                  $9.97931        $10.23639          10,875
   01/01/2011 to 12/31/2011                                 $10.23639        $10.35537           4,476
   01/01/2012 to 12/31/2012                                 $10.35537        $10.58534           4,191
   01/01/2013 to 12/31/2013                                 $10.58534         $9.89766             625
   01/01/2014 to 12/31/2014                                  $9.89766         $9.66913           2,683
-------------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
   05/02/2011* to 12/31/2011                                 $9.99762         $8.76473               0
   01/01/2012 to 12/31/2012                                  $8.76473         $9.45170               0
   01/01/2013 to 12/31/2013                                  $9.45170        $11.06506               0
   01/01/2014 to 12/31/2014                                 $11.06506        $11.34142           1,214
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   03/15/2010 to 12/31/2010                                  $9.99762        $10.32483          11,639
   01/01/2011 to 12/31/2011                                 $10.32483        $10.63550           1,938
   01/01/2012 to 12/31/2012                                 $10.63550        $11.14320           1,851
   01/01/2013 to 12/31/2013                                 $11.14320        $10.66394           2,762
   01/01/2014 to 12/31/2014                                 $10.66394        $11.10558           2,655
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
   03/15/2010 to 12/31/2010                                  $9.97015        $10.56313          31,053
   01/01/2011 to 12/31/2011                                 $10.56313        $10.09112          13,250
   01/01/2012 to 09/21/2012                                 $10.09112        $11.20503               0



 *  Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT B SERIES
                   Pruco Life Insurance Company of New Jersey
                                   Prospectus

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.30%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.96822        $10.85224         1,705,686
   01/01/2011 to 12/31/2011                              $10.85224        $10.42656         2,780,906
   01/01/2012 to 12/31/2012                              $10.42656        $11.58413         4,729,477
   01/01/2013 to 12/31/2013                              $11.58413        $12.57392         5,226,982
   01/01/2014 to 12/31/2014                              $12.57392        $12.88443         5,015,958
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
   03/15/2010 to 12/31/2010                               $9.97890        $10.95858         2,584,808
   01/01/2011 to 12/31/2011                              $10.95858        $10.82832         4,811,526
   01/01/2012 to 12/31/2012                              $10.82832        $12.14616        10,769,590
   01/01/2013 to 12/31/2013                              $12.14616        $13.97323        13,184,630
   01/01/2014 to 12/31/2014                              $13.97323        $14.63392        13,013,011
----------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
   03/15/2010 to 12/31/2010                              $10.00744        $10.85287           118,933
   01/01/2011 to 12/31/2011                              $10.85287        $11.09452           201,983
   01/01/2012 to 05/04/2012                              $11.09452        $12.06955                 0
----------------------------------------------------------------------------------------------------------
AST AQR Emerging Markets Equity Portfolio
   02/25/2013* to 12/31/2013                              $9.99892        $10.12611               481
   01/01/2014 to 12/31/2014                              $10.12611         $9.68209               511
----------------------------------------------------------------------------------------------------------
AST AQR Large-Cap Portfolio
   04/29/2013* to 12/31/2013                              $9.99892        $11.66544               756
   01/01/2014 to 12/31/2014                              $11.66544        $13.03016               756

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                       $9.98918        $10.81032         3,247,819
   01/01/2011 to 12/31/2011                                      $10.81032        $10.54027         5,664,738
   01/01/2012 to 12/31/2012                                      $10.54027        $11.70096        10,965,332
   01/01/2013 to 12/31/2013                                      $11.70096        $13.58699        12,336,405
   01/01/2014 to 12/31/2014                                      $13.58699        $14.28492        11,995,011
------------------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
   05/02/2011* to 12/31/2011                                      $9.99892         $9.18873           717,098
   01/01/2012 to 12/31/2012                                       $9.18873        $10.14802         2,315,047
   01/01/2013 to 12/31/2013                                      $10.14802        $11.10316         2,852,184
   01/01/2014 to 12/31/2014                                      $11.10316        $11.49527         2,763,123
------------------------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF Portfolio
   04/29/2013* to 12/31/2013                                      $9.99892        $10.52559            35,606
   01/01/2014 to 12/31/2014                                      $10.52559        $10.76042            73,456
------------------------------------------------------------------------------------------------------------------
AST Boston Partners Large-Cap Value Portfolio
formerly, AST Jennison Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                       $9.97209        $10.61893            76,700
   01/01/2011 to 12/31/2011                                      $10.61893         $9.86566           100,525
   01/01/2012 to 12/31/2012                                       $9.86566        $11.02591           180,123
   01/01/2013 to 12/31/2013                                      $11.02591        $14.30296           256,708
   01/01/2014 to 12/31/2014                                      $14.30296        $15.56626           241,716
------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                       $9.97809        $10.89145         2,016,080
   01/01/2011 to 12/31/2011                                      $10.89145        $10.48915         3,217,470
   01/01/2012 to 12/31/2012                                      $10.48915        $11.77340         6,335,444
   01/01/2013 to 12/31/2013                                      $11.77340        $14.25584         7,614,510
   01/01/2014 to 12/31/2014                                      $14.25584        $15.05481         7,778,583
------------------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   02/25/2013* to 12/31/2013                                      $9.99892        $11.69855            24,041
   01/01/2014 to 12/31/2014                                      $11.69855        $13.11792            52,955
------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   03/15/2010 to 12/31/2010                                       $9.96031        $11.84909            66,028
   01/01/2011 to 12/31/2011                                      $11.84909        $12.46608           160,852
   01/01/2012 to 12/31/2012                                      $12.46608        $14.19219           359,936
   01/01/2013 to 12/31/2013                                      $14.19219        $14.44656           411,811
   01/01/2014 to 12/31/2014                                      $14.44656        $18.66669           348,011
------------------------------------------------------------------------------------------------------------------
AST Defensive Asset Allocation Portfolio
   04/29/2013* to 12/31/2013                                      $9.99892         $9.71292            33,121
   01/01/2014 to 12/31/2014                                       $9.71292        $10.07585           149,671
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis Quantitative Portfolio
formerly, AST First Trust Balanced Target Portfolio
   03/15/2010 to 12/31/2010                                       $9.97640        $11.07430         1,522,851
   01/01/2011 to 12/31/2011                                      $11.07430        $10.76605         3,004,090
   01/01/2012 to 12/31/2012                                      $10.76605        $11.75601         6,202,628
   01/01/2013 to 12/31/2013                                      $11.75601        $13.31592         7,217,200
   01/01/2014 to 12/31/2014                                      $13.31592        $13.55705         7,076,314
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                       $9.99892        $10.93987           652,176
   01/01/2011 to 12/31/2011                                      $10.93987        $10.53088         1,296,232
   01/01/2012 to 12/31/2012                                      $10.53088        $11.81106         3,113,656
   01/01/2013 to 12/31/2013                                      $11.81106        $13.89858         3,921,133
   01/01/2014 to 12/31/2014                                      $13.89858        $14.50249         3,908,555
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
   04/30/2012* to 12/31/2012                                      $9.99893        $10.77407         5,349,037
   01/01/2013 to 12/31/2013                                      $10.77407        $13.23634         6,105,236
   01/01/2014 to 12/31/2014                                      $13.23634        $13.47943         5,991,809
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Plus Portfolio
   04/29/2013* to 12/31/2013                                      $9.99892        $10.84286           151,640
   01/01/2014 to 12/31/2014                                      $10.84286        $10.97580           326,767

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   03/15/2010 to 12/31/2010                            $9.97060        $11.60747           70,058
   01/01/2011 to 12/31/2011                           $11.60747        $10.87942           83,962
   01/01/2012 to 12/31/2012                           $10.87942        $13.61620          159,529
   01/01/2013 to 12/31/2013                           $13.61620        $14.02348          187,072
   01/01/2014 to 12/31/2014                           $14.02348        $15.76833          183,937
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
   03/15/2010 to 12/31/2010                           $10.01892        $10.83890          133,450
   01/01/2011 to 12/31/2011                           $10.83890        $10.27481          236,148
   01/01/2012 to 12/31/2012                           $10.27481        $12.14543          405,169
   01/01/2013 to 12/31/2013                           $12.14543        $15.55245          404,235
   01/01/2014 to 02/07/2014                           $15.55245        $15.30572                0
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                            $9.99217        $10.82329          113,183
   01/01/2011 to 12/31/2011                           $10.82329        $10.09318          210,526
   01/01/2012 to 12/31/2012                           $10.09318        $11.92098          384,506
   01/01/2013 to 12/31/2013                           $11.92098        $15.71268          424,711
   01/01/2014 to 12/31/2014                           $15.71268        $17.54506          429,592
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                           $10.02025        $11.47753          189,012
   01/01/2011 to 12/31/2011                           $11.47753        $10.99121          233,643
   01/01/2012 to 12/31/2012                           $10.99121        $12.97601          463,170
   01/01/2013 to 12/31/2013                           $12.97601        $16.93019          467,960
   01/01/2014 to 12/31/2014                           $16.93019        $18.63631          430,047
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Multi-Asset Portfolio
   03/15/2010 to 12/31/2010                            $9.98867        $10.75964        1,073,465
   01/01/2011 to 12/31/2011                           $10.75964        $10.56611        2,004,646
   01/01/2012 to 12/31/2012                           $10.56611        $11.48504        3,557,137
   01/01/2013 to 12/31/2013                           $11.48504        $12.44907        3,648,816
   01/01/2014 to 12/31/2014                           $12.44907        $12.78375        3,441,886
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                            $9.96555        $11.55299          153,057
   01/01/2011 to 12/31/2011                           $11.55299        $11.55148          210,627
   01/01/2012 to 12/31/2012                           $11.55148        $13.18999          385,470
   01/01/2013 to 12/31/2013                           $13.18999        $18.07134          402,640
   01/01/2014 to 12/31/2014                           $18.07134        $19.12024          410,027
-------------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                            $9.98653        $10.72651           14,637
   01/01/2011 to 12/31/2011                           $10.72651        $10.53507           96,250
   01/01/2012 to 12/31/2012                           $10.53507        $11.79151          311,826
   01/01/2013 to 12/31/2013                           $11.79151        $15.66850          320,669
   01/01/2014 to 12/31/2014                           $15.66850        $15.70586          305,808
-------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   03/15/2010 to 12/31/2010                            $9.98490        $10.82146          117,563
   01/01/2011 to 12/31/2011                           $10.82146        $11.01977          211,903
   01/01/2012 to 12/31/2012                           $11.01977        $12.38543          502,448
   01/01/2013 to 12/31/2013                           $12.38543        $13.10213          548,275
   01/01/2014 to 12/31/2014                           $13.10213        $13.26266          527,727
-------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   03/15/2010 to 12/31/2010                            $9.92975        $11.31839           93,640
   01/01/2011 to 12/31/2011                           $11.31839         $9.72769          112,683
   01/01/2012 to 12/31/2012                            $9.72769        $11.55656          144,641
   01/01/2013 to 12/31/2013                           $11.55656        $13.57997          168,359
   01/01/2014 to 12/31/2014                           $13.57997        $12.66291          186,402

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST International Value Portfolio
   03/15/2010 to 12/31/2010                              $9.92962        $10.85463            58,073
   01/01/2011 to 12/31/2011                             $10.85463         $9.36922            76,282
   01/01/2012 to 12/31/2012                              $9.36922        $10.78951           144,351
   01/01/2013 to 12/31/2013                             $10.78951        $12.72239           166,403
   01/01/2014 to 12/31/2014                             $12.72239        $11.71529           176,814
---------------------------------------------------------------------------------------------------------
AST Investment Grade Bond Portfolio
   03/15/2010 to 12/31/2010                             $10.00716        $10.65798               963
   01/01/2011 to 12/31/2011                             $10.65798        $11.82865        14,129,322
   01/01/2012 to 12/31/2012                             $11.82865        $12.77233         4,475,254
   01/01/2013 to 12/31/2013                             $12.77233        $12.20515           480,883
   01/01/2014 to 12/31/2014                             $12.20515        $12.85709           552,630
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
   03/15/2010 to 12/31/2010                              $9.97716        $10.93142           518,713
   01/01/2011 to 12/31/2011                             $10.93142        $10.72799         1,140,259
   01/01/2012 to 12/31/2012                             $10.72799        $12.02671         2,761,214
   01/01/2013 to 12/31/2013                             $12.02671        $13.80307         3,550,113
   01/01/2014 to 12/31/2014                             $13.80307        $14.49073         3,444,979
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan International Equity Portfolio
   03/15/2010 to 12/31/2010                              $9.92228        $10.61546           188,862
   01/01/2011 to 12/31/2011                             $10.61546         $9.51892           272,145
   01/01/2012 to 12/31/2012                              $9.51892        $11.45344           402,349
   01/01/2013 to 12/31/2013                             $11.45344        $13.04109           431,061
   01/01/2014 to 12/31/2014                             $13.04109        $12.05224           469,542
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
   03/15/2010 to 12/31/2010                              $9.99892        $10.64561         1,274,952
   01/01/2011 to 12/31/2011                             $10.64561        $10.53196         1,680,773
   01/01/2012 to 12/31/2012                             $10.53196        $11.50931         3,614,736
   01/01/2013 to 12/31/2013                             $11.50931        $12.61294         4,075,434
   01/01/2014 to 12/31/2014                             $12.61294        $13.12731         3,921,488
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.97178        $10.83550            54,258
   01/01/2011 to 12/31/2011                             $10.83550        $10.76565           100,497
   01/01/2012 to 12/31/2012                             $10.76565        $12.23930           264,843
   01/01/2013 to 12/31/2013                             $12.23930        $16.48876           263,046
   01/01/2014 to 12/31/2014                             $16.48876        $17.82120           255,266
---------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                              $9.99091        $10.67679            31,534
   01/01/2011 to 12/31/2011                             $10.67679        $10.09724            57,832
   01/01/2012 to 12/31/2012                             $10.09724        $11.64872           109,356
   01/01/2013 to 12/31/2013                             $11.64872        $16.08032           167,477
   01/01/2014 to 12/31/2014                             $16.08032        $18.05291           194,561
---------------------------------------------------------------------------------------------------------
AST Legg Mason Diversified Growth Portfolio
   11/24/2014* to 12/31/2014                             $9.99892         $9.94571                 0
---------------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.99303        $11.36749           179,668
   01/01/2011 to 12/31/2011                             $11.36749        $11.11743           282,606
   01/01/2012 to 12/31/2012                             $11.11743        $12.31871           453,969
   01/01/2013 to 12/31/2013                             $12.31871        $16.61002           419,180
   01/01/2014 to 12/31/2014                             $16.61002        $18.13007           731,099
---------------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   03/15/2010 to 12/31/2010                              $9.98910        $10.88074            40,565
   01/01/2011 to 12/31/2011                             $10.88074        $11.83175           255,529
   01/01/2012 to 12/31/2012                             $11.83175        $12.37023           579,866
   01/01/2013 to 12/31/2013                             $12.37023        $11.96512           565,308
   01/01/2014 to 12/31/2014                             $11.96512        $12.56403           594,453

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   03/15/2010 to 12/31/2010                               $9.98806        $10.95462         160,930
   01/01/2011 to 12/31/2011                              $10.95462        $10.47366         220,494
   01/01/2012 to 12/31/2012                              $10.47366        $12.72311         390,491
   01/01/2013 to 12/31/2013                              $12.72311        $16.02802         434,565
   01/01/2014 to 12/31/2014                              $16.02802        $16.39392         443,769
----------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.99892        $10.93006          72,358
   01/01/2011 to 12/31/2011                              $10.93006        $10.72407          99,962
   01/01/2012 to 12/31/2012                              $10.72407        $12.39282         179,098
   01/01/2013 to 12/31/2013                              $12.39282        $16.72156         177,241
   01/01/2014 to 12/31/2014                              $16.72156        $17.94181         177,076
----------------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   08/20/2012* to 12/31/2012                              $9.99893        $10.21028              18
   01/01/2013 to 12/31/2013                              $10.21028        $13.55475          30,659
   01/01/2014 to 12/31/2014                              $13.55475        $14.74552          36,694
----------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.98919        $11.56425          60,984
   01/01/2011 to 12/31/2011                              $11.56425        $11.02019         112,742
   01/01/2012 to 12/31/2012                              $11.02019        $12.87930         171,428
   01/01/2013 to 12/31/2013                              $12.87930        $16.83252         165,288
   01/01/2014 to 12/31/2014                              $16.83252        $19.10071         158,692
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   03/15/2010 to 12/31/2010                               $9.99893         $9.89691         113,772
   01/01/2011 to 12/31/2011                               $9.89691         $9.77005         295,537
   01/01/2012 to 12/31/2012                               $9.77005         $9.64353         521,735
   01/01/2013 to 12/31/2013                               $9.64353         $9.51854         468,744
   01/01/2014 to 12/31/2014                               $9.51854         $9.39464         282,431
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.99148        $11.29548         105,978
   01/01/2011 to 12/31/2011                              $11.29548        $10.87188         178,182
   01/01/2012 to 12/31/2012                              $10.87188        $12.56833         335,675
   01/01/2013 to 12/31/2013                              $12.56833        $17.61601         362,866
   01/01/2014 to 12/31/2014                              $17.61601        $19.86467         363,604
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   10/31/2011* to 12/31/2011                             $10.02883        $10.07694          16,251
   01/01/2012 to 12/31/2012                              $10.07694        $10.43046         131,777
   01/01/2013 to 12/31/2013                              $10.43046        $10.00331         160,291
   01/01/2014 to 12/31/2014                              $10.00331        $10.38183         145,025
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.95922        $11.98881         132,337
   01/01/2011 to 12/31/2011                              $11.98881        $12.03274         178,940
   01/01/2012 to 12/31/2012                              $12.03274        $13.34675         308,944
   01/01/2013 to 12/31/2013                              $13.34675        $17.46922         289,387
   01/01/2014 to 12/31/2014                              $17.46922        $18.61092         265,106
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.97335        $11.48956          86,234
   01/01/2011 to 04/29/2011                              $11.48956        $12.90230               0
----------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
   04/30/2012* to 12/31/2012                              $9.99893        $10.34858         724,229
   01/01/2013 to 12/31/2013                              $10.34858        $12.14602         935,292
   01/01/2014 to 12/31/2014                              $12.14602        $12.60409         952,142
----------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   03/15/2010 to 12/31/2010                               $9.93940        $11.73867         344,029
   01/01/2011 to 12/31/2011                              $11.73867         $9.23763         444,703
   01/01/2012 to 12/31/2012                               $9.23763        $10.75214         790,827
   01/01/2013 to 12/31/2013                              $10.75214        $10.63612         868,661
   01/01/2014 to 12/31/2014                              $10.63612        $10.00622         891,763

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   03/15/2010 to 12/31/2010                       $10.00835        $10.13563          156,318
   01/01/2011 to 12/31/2011                       $10.13563        $10.22893          246,817
   01/01/2012 to 12/31/2012                       $10.22893        $10.56974          563,264
   01/01/2013 to 12/31/2013                       $10.56974        $10.20540          422,763
   01/01/2014 to 12/31/2014                       $10.20540        $10.06284          415,771
---------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   03/15/2010 to 12/31/2010                       $10.00727        $10.40977        1,760,031
   01/01/2011 to 12/31/2011                       $10.40977        $10.60112        2,633,813
   01/01/2012 to 12/31/2012                       $10.60112        $11.43860        5,112,090
   01/01/2013 to 12/31/2013                       $11.43860        $11.08248        5,459,355
   01/01/2014 to 12/31/2014                       $11.08248        $11.40123        5,144,324
---------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                        $9.98989        $10.65463        2,026,191
   01/01/2011 to 12/31/2011                       $10.65463        $10.62112        4,049,925
   01/01/2012 to 12/31/2012                       $10.62112        $11.57039        8,490,782
   01/01/2013 to 12/31/2013                       $11.57039        $12.47194        9,362,091
   01/01/2014 to 12/31/2014                       $12.47194        $13.02073        8,986,810
---------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   10/31/2011* to 12/31/2011                      $10.01884        $10.07683           15,195
   01/01/2012 to 12/31/2012                       $10.07683        $10.65287          165,409
   01/01/2013 to 12/31/2013                       $10.65287        $10.27127          208,725
   01/01/2014 to 12/31/2014                       $10.27127        $10.75219          252,824
---------------------------------------------------------------------------------------------------
AST Prudential Growth Allocation Portfolio
   03/15/2010 to 12/31/2010                        $9.96392        $11.57100        1,263,478
   01/01/2011 to 12/31/2011                       $11.57100        $10.71112        2,063,048
   01/01/2012 to 12/31/2012                       $10.71112        $11.93776        4,616,019
   01/01/2013 to 12/31/2013                       $11.93776        $13.78859        5,778,464
   01/01/2014 to 12/31/2014                       $13.78859        $14.86104        5,774,393
---------------------------------------------------------------------------------------------------
AST QMA Emerging Markets Equity Portfolio
   02/25/2013* to 12/31/2013                       $9.99892         $9.63161                0
   01/01/2014 to 12/31/2014                        $9.63161         $9.27208                0
---------------------------------------------------------------------------------------------------
AST QMA Large-Cap Portfolio
   04/29/2013* to 12/31/2013                       $9.99892        $11.70512                0
   01/01/2014 to 12/31/2014                       $11.70512        $13.31379                0
---------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   03/15/2010 to 12/31/2010                        $9.99892        $10.95026           27,596
   01/01/2011 to 12/31/2011                       $10.95026        $11.18180           67,008
   01/01/2012 to 12/31/2012                       $11.18180        $13.11164          141,648
   01/01/2013 to 12/31/2013                       $13.11164        $17.13775          164,437
   01/01/2014 to 12/31/2014                       $17.13775        $19.82656          176,902
---------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   05/02/2011* to 12/31/2011                       $9.99892         $8.92125                0
   01/01/2012 to 12/31/2012                        $8.92125         $9.96370            4,544
   01/01/2013 to 12/31/2013                        $9.96370        $12.03673            4,671
   01/01/2014 to 12/31/2014                       $12.03673        $12.65262            4,667
---------------------------------------------------------------------------------------------------
AST RCM World Trends Portfolio
   03/15/2010 to 12/31/2010                        $9.98798        $10.84421        1,742,582
   01/01/2011 to 12/31/2011                       $10.84421        $10.50892        3,371,705
   01/01/2012 to 12/31/2012                       $10.50892        $11.43867        7,858,393
   01/01/2013 to 12/31/2013                       $11.43867        $12.69438        9,186,421
   01/01/2014 to 12/31/2014                       $12.69438        $13.17323        9,013,572
---------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
   03/15/2010 to 12/31/2010                        $9.97818        $11.03265        1,131,232
   01/01/2011 to 12/31/2011                       $11.03265        $10.62929        2,055,110
   01/01/2012 to 12/31/2012                       $10.62929        $12.15935        4,937,808
   01/01/2013 to 12/31/2013                       $12.15935        $14.16872        6,130,431
   01/01/2014 to 12/31/2014                       $14.16872        $14.74433        6,138,493

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
   03/15/2010 to 12/31/2010                                 $9.98281        $10.82328         1,344,907
   01/01/2011 to 12/31/2011                                $10.82328        $10.32161         1,993,546
   01/01/2012 to 12/31/2012                                $10.32161        $11.32191         3,302,001
   01/01/2013 to 12/31/2013                                $11.32191        $12.78388         3,581,127
   01/01/2014 to 12/31/2014                                $12.78388        $13.00070         3,501,369
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Opportunities Portfolio
formerly, AST Federated Aggressive Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.97226        $12.22363            37,657
   01/01/2011 to 12/31/2011                                $12.22363        $10.48304           134,774
   01/01/2012 to 12/31/2012                                $10.48304        $12.42355           219,428
   01/01/2013 to 12/31/2013                                $12.42355        $17.26646           233,452
   01/01/2014 to 12/31/2014                                $17.26646        $17.88395           222,534
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.96131        $12.68615            50,970
   01/01/2011 to 12/31/2011                                $12.68615        $12.39878            98,599
   01/01/2012 to 12/31/2012                                $12.39878        $13.72749           229,649
   01/01/2013 to 12/31/2013                                $13.72749        $18.31474           236,945
   01/01/2014 to 12/31/2014                                $18.31474        $18.76702           238,557
------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                 $9.96474        $11.52948            44,863
   01/01/2011 to 12/31/2011                                $11.52948        $10.69970            69,319
   01/01/2012 to 12/31/2012                                $10.69970        $12.47826           124,318
   01/01/2013 to 12/31/2013                                $12.47826        $16.92247           121,412
   01/01/2014 to 12/31/2014                                $16.92247        $17.58238           116,091
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                 $9.99262        $10.75123         3,239,651
   01/01/2011 to 12/31/2011                                $10.75123        $10.82213         6,771,379
   01/01/2012 to 12/31/2012                                $10.82213        $12.12288        15,859,196
   01/01/2013 to 12/31/2013                                $12.12288        $13.97954        18,784,994
   01/01/2014 to 12/31/2014                                $13.97954        $14.60907        18,587,781
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   03/15/2010 to 12/31/2010                                 $9.98627        $10.59566            64,766
   01/01/2011 to 12/31/2011                                $10.59566        $10.28660            76,940
   01/01/2012 to 12/31/2012                                $10.28660        $11.90421           299,754
   01/01/2013 to 12/31/2013                                $11.90421        $15.23732           350,626
   01/01/2014 to 12/31/2014                                $15.23732        $16.16231           359,561
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Growth Opportunities Portfolio
   02/10/2014* to 12/31/2014                                $9.99892        $10.54562                 0
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.97150        $11.19772           200,365
   01/01/2011 to 12/31/2011                                $11.19772        $10.86500           325,842
   01/01/2012 to 12/31/2012                                $10.86500        $12.60921           693,674
   01/01/2013 to 12/31/2013                                $12.60921        $17.92452           666,594
   01/01/2014 to 12/31/2014                                $17.92452        $19.16797           665,841
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   03/15/2010 to 12/31/2010                                 $9.86018        $11.53931           226,039
   01/01/2011 to 12/31/2011                                $11.53931         $9.69046           372,065
   01/01/2012 to 12/31/2012                                 $9.69046         $9.91022           694,859
   01/01/2013 to 12/31/2013                                 $9.91022        $11.28586           679,741
   01/01/2014 to 12/31/2014                                $11.28586        $10.20778           687,247
------------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   03/15/2010 to 12/31/2010                                 $9.98061        $10.36769           143,821
   01/01/2011 to 12/31/2011                                $10.36769        $10.65495           239,936
   01/01/2012 to 12/31/2012                                $10.65495        $11.06588           389,269
   01/01/2013 to 12/31/2013                                $11.06588        $10.51202           416,332
   01/01/2014 to 12/31/2014                                $10.51202        $10.43316           420,522

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
   05/02/2011* to 12/31/2011                                 $9.99892         $8.85848          268,058
   01/01/2012 to 12/31/2012                                  $8.85848         $9.70561        1,151,273
   01/01/2013 to 12/31/2013                                  $9.70561        $11.54352        1,771,017
   01/01/2014 to 12/31/2014                                 $11.54352        $12.02061        1,870,480
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   03/15/2010 to 12/31/2010                                  $9.99892        $10.45725          244,058
   01/01/2011 to 12/31/2011                                 $10.45725        $10.94324          427,687
   01/01/2012 to 12/31/2012                                 $10.94324        $11.64904          727,814
   01/01/2013 to 12/31/2013                                 $11.64904        $11.32595          829,748
   01/01/2014 to 12/31/2014                                 $11.32595        $11.98316          879,706
-------------------------------------------------------------------------------------------------------------
AST Western Asset Emerging Markets Debt Portfolio
   08/20/2012* to 12/31/2012                                 $9.99893        $10.39933            6,510
   01/01/2013 to 12/31/2013                                 $10.39933         $9.42915           10,108
   01/01/2014 to 12/31/2014                                  $9.42915         $9.43260            9,595
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
   03/15/2010 to 12/31/2010                                  $9.97145        $10.69864        1,585,434
   01/01/2011 to 12/31/2011                                 $10.69864        $10.38336        2,519,759
   01/01/2012 to 09/21/2012                                 $10.38336        $11.66283                0



 *  Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT B SERIES
                   Pruco Life Insurance Company of New Jersey
                                   Prospectus

 ACCUMULATION UNIT VALUES: With HAV and HD GRO II OR HAV and GRO Plus II (2.30%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.96738        $10.76360         119,777
   01/01/2011 to 12/31/2011                              $10.76360        $10.23677          63,270
   01/01/2012 to 12/31/2012                              $10.23677        $11.25791          55,665
   01/01/2013 to 12/31/2013                              $11.25791        $12.09609          51,239
   01/01/2014 to 12/31/2014                              $12.09609        $12.26912          48,272
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
   03/15/2010 to 12/31/2010                               $9.97807        $10.86903         135,746
   01/01/2011 to 12/31/2011                              $10.86903        $10.63140          97,104
   01/01/2012 to 12/31/2012                              $10.63140        $11.80420          86,608
   01/01/2013 to 12/31/2013                              $11.80420        $13.44221          53,339
   01/01/2014 to 12/31/2014                              $13.44221        $13.93521          61,095
----------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
   03/15/2010 to 12/31/2010                              $10.00660        $10.76424           1,802
   01/01/2011 to 12/31/2011                              $10.76424        $10.89267           1,502
   01/01/2012 to 05/04/2012                              $10.89267        $11.80858               0
----------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.98834        $10.72203         264,599
   01/01/2011 to 12/31/2011                              $10.72203        $10.34844         228,689
   01/01/2012 to 12/31/2012                              $10.34844        $11.37141         207,751
   01/01/2013 to 12/31/2013                              $11.37141        $13.07048         142,794
   01/01/2014 to 12/31/2014                              $13.07048        $13.60269         163,330
----------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
   05/02/2011* to 12/31/2011                              $9.99809         $9.12620               0
   01/01/2012 to 12/31/2012                               $9.12620         $9.97667               0
   01/01/2013 to 12/31/2013                               $9.97667        $10.80518           1,041
   01/01/2014 to 12/31/2014                              $10.80518        $11.07340               0

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF Portfolio
   04/29/2013* to 12/31/2013                            $9.99809        $10.45288             508
   01/01/2014 to 12/31/2014                            $10.45288        $10.57783           2,013
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2017
   03/15/2010 to 12/31/2010                             $9.99809        $10.55604           4,400
   01/01/2011 to 12/31/2011                            $10.55604        $11.49032         558,066
   01/01/2012 to 12/31/2012                            $11.49032        $11.80030         530,733
   01/01/2013 to 12/31/2013                            $11.80030        $11.29161         346,966
   01/01/2014 to 12/31/2014                            $11.29161        $11.18955         265,948
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2018
   03/15/2010 to 12/31/2010                            $10.00679        $10.59877               0
   01/01/2011 to 12/31/2011                            $10.59877        $11.76169         615,430
   01/01/2012 to 12/31/2012                            $11.76169        $12.14766         703,996
   01/01/2013 to 12/31/2013                            $12.14766        $11.49527         736,638
   01/01/2014 to 12/31/2014                            $11.49527        $11.52978         666,603
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2019
   03/15/2010 to 12/31/2010                             $9.99809        $10.60163               0
   01/01/2011 to 12/31/2011                            $10.60163        $12.01278               0
   01/01/2012 to 12/31/2012                            $12.01278        $12.42372          53,846
   01/01/2013 to 12/31/2013                            $12.42372        $11.55152          32,333
   01/01/2014 to 12/31/2014                            $11.55152        $11.76707          14,700
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2020
   03/15/2010 to 12/31/2010                            $10.00891        $10.63229               0
   01/01/2011 to 12/31/2011                            $10.63229        $12.32822             201
   01/01/2012 to 12/31/2012                            $12.32822        $12.80538               0
   01/01/2013 to 12/31/2013                            $12.80538        $11.69563         158,506
   01/01/2014 to 12/31/2014                            $11.69563        $12.13039          99,469
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2021
   03/15/2010 to 12/31/2010                            $10.00784        $10.73369               0
   01/01/2011 to 12/31/2011                            $10.73369        $12.61630         453,232
   01/01/2012 to 12/31/2012                            $12.61630        $13.16317         428,448
   01/01/2013 to 12/31/2013                            $13.16317        $11.96003         204,525
   01/01/2014 to 12/31/2014                            $11.96003        $12.58253         323,814
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2022
   01/03/2011* to 12/31/2011                            $9.99809        $11.95962          94,051
   01/01/2012 to 12/31/2012                            $11.95962        $12.36732         176,446
   01/01/2013 to 12/31/2013                            $12.36732        $10.90536         130,875
   01/01/2014 to 12/31/2014                            $10.90536        $11.75937          72,368
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2023
   01/03/2012* to 12/31/2012                            $9.99746        $10.34590          30,847
   01/01/2013 to 12/31/2013                            $10.34590         $9.07699         519,876
   01/01/2014 to 12/31/2014                             $9.07699         $9.98740         189,047
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2024
   01/02/2013* to 12/31/2013                            $9.99873         $8.70488          98,535
   01/01/2014 to 12/31/2014                             $8.70488         $9.74562         106,037
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2025
   01/02/2014* to 12/31/2014                            $9.99873        $11.24540          23,476
--------------------------------------------------------------------------------------------------------
AST Boston Partners Large-Cap Value Portfolio
formerly, AST Jennison Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                             $9.97125        $10.53223           7,561
   01/01/2011 to 12/31/2011                            $10.53223         $9.68613           4,803
   01/01/2012 to 12/31/2012                             $9.68613        $10.71530           3,915
   01/01/2013 to 12/31/2013                            $10.71530        $13.75930           1,502
   01/01/2014 to 12/31/2014                            $13.75930        $14.82283           1,419

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                       $9.97725        $10.80239         305,283
   01/01/2011 to 12/31/2011                                      $10.80239        $10.29819         176,110
   01/01/2012 to 12/31/2012                                      $10.29819        $11.44169         156,027
   01/01/2013 to 12/31/2013                                      $11.44169        $13.71394         114,823
   01/01/2014 to 12/31/2014                                      $13.71394        $14.33579         103,446
------------------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   02/25/2013* to 12/31/2013                                      $9.99809        $11.59720               0
   01/01/2014 to 12/31/2014                                      $11.59720        $12.87257           1,247
------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   03/15/2010 to 12/31/2010                                       $9.95948        $11.75243           3,756
   01/01/2011 to 12/31/2011                                      $11.75243        $12.23924           3,216
   01/01/2012 to 12/31/2012                                      $12.23924        $13.79249           3,016
   01/01/2013 to 12/31/2013                                      $13.79249        $13.89752           2,176
   01/01/2014 to 12/31/2014                                      $13.89752        $17.77560           2,671
------------------------------------------------------------------------------------------------------------------
AST Defensive Asset Allocation Portfolio
   04/29/2013* to 12/31/2013                                      $9.99809         $9.64568           3,635
   01/01/2014 to 12/31/2014                                       $9.64568         $9.90467          27,011
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis Quantitative Portfolio
formerly, AST First Trust Balanced Target Portfolio
   03/15/2010 to 12/31/2010                                       $9.97557        $10.98381         112,953
   01/01/2011 to 12/31/2011                                      $10.98381        $10.57010          94,586
   01/01/2012 to 12/31/2012                                      $10.57010        $11.42496          80,938
   01/01/2013 to 12/31/2013                                      $11.42496        $12.80989          51,012
   01/01/2014 to 12/31/2014                                      $12.80989        $12.90966          55,467
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                       $9.99809        $10.85057          41,534
   01/01/2011 to 12/31/2011                                      $10.85057        $10.33928          30,417
   01/01/2012 to 12/31/2012                                      $10.33928        $11.47849          24,505
   01/01/2013 to 12/31/2013                                      $11.47849        $13.37038          27,175
   01/01/2014 to 12/31/2014                                      $13.37038        $13.80990          26,655
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
   04/30/2012* to 12/31/2012                                      $9.99809        $10.69999         194,984
   01/01/2013 to 12/31/2013                                      $10.69999        $13.01231         144,927
   01/01/2014 to 12/31/2014                                      $13.01231        $13.11702         138,990
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Plus Portfolio
   04/29/2013* to 12/31/2013                                      $9.99809        $10.76783          11,011
   01/01/2014 to 12/31/2014                                      $10.76783        $10.78945          12,284
------------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   03/15/2010 to 12/31/2010                                       $9.96976        $11.51275           2,506
   01/01/2011 to 12/31/2011                                      $11.51275        $10.68145           1,555
   01/01/2012 to 12/31/2012                                      $10.68145        $13.23265           1,841
   01/01/2013 to 12/31/2013                                      $13.23265        $13.49041           1,334
   01/01/2014 to 12/31/2014                                      $13.49041        $15.01538             714
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
   03/15/2010 to 12/31/2010                                      $10.01809        $10.75038           1,700
   01/01/2011 to 12/31/2011                                      $10.75038        $10.08777           2,218
   01/01/2012 to 12/31/2012                                      $10.08777        $11.80336           2,264
   01/01/2013 to 12/31/2013                                      $11.80336        $14.96141           1,855
   01/01/2014 to 02/07/2014                                      $14.96141        $14.70842               0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                       $9.99134        $10.73491          19,275
   01/01/2011 to 12/31/2011                                      $10.73491         $9.90949           7,044
   01/01/2012 to 12/31/2012                                       $9.90949        $11.58529           6,111
   01/01/2013 to 12/31/2013                                      $11.58529        $15.11560           4,472
   01/01/2014 to 12/31/2014                                      $15.11560        $16.70734           6,548

                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                    Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                          $10.01941        $11.38383           9,315
   01/01/2011 to 12/31/2011                          $11.38383        $10.79120           4,713
   01/01/2012 to 12/31/2012                          $10.79120        $12.61054           3,989
   01/01/2013 to 12/31/2013                          $12.61054        $16.28679           3,482
   01/01/2014 to 12/31/2014                          $16.28679        $17.74638           3,516
------------------------------------------------------------------------------------------------------
AST Goldman Sachs Multi-Asset Portfolio
   03/15/2010 to 12/31/2010                           $9.98783        $10.67177          54,102
   01/01/2011 to 12/31/2011                          $10.67177        $10.37382          28,997
   01/01/2012 to 12/31/2012                          $10.37382        $11.16148          27,954
   01/01/2013 to 12/31/2013                          $11.16148        $11.97581          28,338
   01/01/2014 to 12/31/2014                          $11.97581        $12.17331          29,066
------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                           $9.96472        $11.45866           7,737
   01/01/2011 to 12/31/2011                          $11.45866        $11.34127           3,541
   01/01/2012 to 12/31/2012                          $11.34127        $12.81851           3,365
   01/01/2013 to 12/31/2013                          $12.81851        $17.38469           3,166
   01/01/2014 to 12/31/2014                          $17.38469        $18.20742           3,565
------------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                           $9.98570        $10.63879           6,319
   01/01/2011 to 12/31/2011                          $10.63879        $10.34328           2,009
   01/01/2012 to 12/31/2012                          $10.34328        $11.45924           2,026
   01/01/2013 to 12/31/2013                          $11.45924        $15.07276           3,976
   01/01/2014 to 12/31/2014                          $15.07276        $14.95546           4,526
------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   03/15/2010 to 12/31/2010                           $9.98406        $10.73309           6,489
   01/01/2011 to 12/31/2011                          $10.73309        $10.81948           5,584
   01/01/2012 to 12/31/2012                          $10.81948        $12.03683           5,190
   01/01/2013 to 12/31/2013                          $12.03683        $12.60442           3,175
   01/01/2014 to 12/31/2014                          $12.60442        $12.62960           4,130
------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   03/15/2010 to 12/31/2010                           $9.92892        $11.22607           7,047
   01/01/2011 to 12/31/2011                          $11.22607         $9.55062           3,231
   01/01/2012 to 12/31/2012                           $9.55062        $11.23108           2,698
   01/01/2013 to 12/31/2013                          $11.23108        $13.06392           4,061
   01/01/2014 to 12/31/2014                          $13.06392        $12.05820           3,525
------------------------------------------------------------------------------------------------------
AST International Value Portfolio
   03/15/2010 to 12/31/2010                           $9.92879        $10.76596           1,863
   01/01/2011 to 12/31/2011                          $10.76596         $9.19856           5,339
   01/01/2012 to 12/31/2012                           $9.19856        $10.48534           3,699
   01/01/2013 to 12/31/2013                          $10.48534        $12.23853           2,133
   01/01/2014 to 12/31/2014                          $12.23853        $11.15543           1,329
------------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
   03/15/2010 to 12/31/2010                           $9.97632        $10.84209          16,667
   01/01/2011 to 12/31/2011                          $10.84209        $10.53278          11,827
   01/01/2012 to 12/31/2012                          $10.53278        $11.68784          11,711
   01/01/2013 to 12/31/2013                          $11.68784        $13.27832           9,914
   01/01/2014 to 12/31/2014                          $13.27832        $13.79866           8,888
------------------------------------------------------------------------------------------------------
AST J.P. Morgan International Equity Portfolio
   03/15/2010 to 12/31/2010                           $9.92144        $10.52888           1,727
   01/01/2011 to 12/31/2011                          $10.52888         $9.34567             795
   01/01/2012 to 12/31/2012                           $9.34567        $11.13086             623
   01/01/2013 to 12/31/2013                          $11.13086        $12.54532           2,181
   01/01/2014 to 12/31/2014                          $12.54532        $11.47656           3,018

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
   03/15/2010 to 12/31/2010                              $9.99809        $10.55869          81,043
   01/01/2011 to 12/31/2011                             $10.55869        $10.34036          58,277
   01/01/2012 to 12/31/2012                             $10.34036        $11.18508          55,380
   01/01/2013 to 12/31/2013                             $11.18508        $12.13349          26,826
   01/01/2014 to 12/31/2014                             $12.13349        $12.50029          33,624
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.97094        $10.74695             200
   01/01/2011 to 12/31/2011                             $10.74695        $10.56966           2,545
   01/01/2012 to 12/31/2012                             $10.56966        $11.89459           2,286
   01/01/2013 to 12/31/2013                             $11.89459        $15.86218             877
   01/01/2014 to 12/31/2014                             $15.86218        $16.97024           1,375
---------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                              $9.99007        $10.58960             213
   01/01/2011 to 12/31/2011                             $10.58960         $9.91346              98
   01/01/2012 to 12/31/2012                              $9.91346        $11.32062             123
   01/01/2013 to 12/31/2013                             $11.32062        $15.46916           1,828
   01/01/2014 to 12/31/2014                             $15.46916        $17.19095             768
---------------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.99219        $11.27468          16,118
   01/01/2011 to 12/31/2011                             $11.27468        $10.91510           5,251
   01/01/2012 to 12/31/2012                             $10.91510        $11.97169           4,493
   01/01/2013 to 12/31/2013                             $11.97169        $15.97874           2,669
   01/01/2014 to 12/31/2014                             $15.97874        $17.26455           5,812
---------------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   03/15/2010 to 12/31/2010                              $9.98826        $10.79204           2,161
   01/01/2011 to 12/31/2011                             $10.79204        $11.61675             918
   01/01/2012 to 12/31/2012                             $11.61675        $12.02209           2,209
   01/01/2013 to 12/31/2013                             $12.02209        $11.51061           9,706
   01/01/2014 to 12/31/2014                             $11.51061        $11.96438          10,316
---------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   03/15/2010 to 12/31/2010                              $9.98722        $10.86514           5,725
   01/01/2011 to 12/31/2011                             $10.86514        $10.28312           2,065
   01/01/2012 to 12/31/2012                             $10.28312        $12.36479           1,446
   01/01/2013 to 12/31/2013                             $12.36479        $15.41885           6,180
   01/01/2014 to 12/31/2014                             $15.41885        $15.61113           7,705
---------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.99809        $10.84075           1,029
   01/01/2011 to 12/31/2011                             $10.84075        $10.52884             406
   01/01/2012 to 12/31/2012                             $10.52884        $12.04371             872
   01/01/2013 to 12/31/2013                             $12.04371        $16.08596           1,935
   01/01/2014 to 12/31/2014                             $16.08596        $17.08490             951
---------------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   08/20/2012* to 12/31/2012                             $9.99809        $10.17167               0
   01/01/2013 to 12/31/2013                             $10.17167        $13.36678           4,054
   01/01/2014 to 12/31/2014                             $13.36678        $14.39378           4,257
---------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                              $9.98835        $11.46980           4,759
   01/01/2011 to 12/31/2011                             $11.46980        $10.81966           3,066
   01/01/2012 to 12/31/2012                             $10.81966        $12.51658           2,660
   01/01/2013 to 12/31/2013                             $12.51658        $16.19288           2,359
   01/01/2014 to 12/31/2014                             $16.19288        $18.18867           1,095
---------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   03/15/2010 to 12/31/2010                              $9.99809         $9.81590               0
   01/01/2011 to 12/31/2011                              $9.81590         $9.59256           2,518
   01/01/2012 to 12/31/2012                              $9.59256         $9.37229             144
   01/01/2013 to 12/31/2013                              $9.37229         $9.15665              12
   01/01/2014 to 12/31/2014                              $9.15665         $8.94614              12

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.99064        $11.20328           6,181
   01/01/2011 to 12/31/2011                              $11.20328        $10.67411           2,275
   01/01/2012 to 12/31/2012                              $10.67411        $12.21442           1,637
   01/01/2013 to 12/31/2013                              $12.21442        $16.94666           3,127
   01/01/2014 to 12/31/2014                              $16.94666        $18.91641           3,419
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   10/31/2011* to 12/31/2011                             $10.02800        $10.05926               0
   01/01/2012 to 12/31/2012                              $10.05926        $10.30632               0
   01/01/2013 to 12/31/2013                              $10.30632         $9.78401             661
   01/01/2014 to 12/31/2014                               $9.78401        $10.05132           2,286
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.95838        $11.89091             383
   01/01/2011 to 12/31/2011                              $11.89091        $11.81371             202
   01/01/2012 to 12/31/2012                              $11.81371        $12.97081             503
   01/01/2013 to 12/31/2013                              $12.97081        $16.80520           2,099
   01/01/2014 to 12/31/2014                              $16.80520        $17.72217           2,648
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.97251        $11.39598           2,247
   01/01/2011 to 04/29/2011                              $11.39598        $12.75479               0
----------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
   04/30/2012* to 12/31/2012                              $9.99809        $10.27736           1,469
   01/01/2013 to 12/31/2013                              $10.27736        $11.94018             519
   01/01/2014 to 12/31/2014                              $11.94018        $12.26499             674
----------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   03/15/2010 to 12/31/2010                               $9.93856        $11.64283          16,639
   01/01/2011 to 12/31/2011                              $11.64283         $9.06934           8,350
   01/01/2012 to 12/31/2012                               $9.06934        $10.44909           5,713
   01/01/2013 to 12/31/2013                              $10.44909        $10.23152           4,948
   01/01/2014 to 12/31/2014                              $10.23152         $9.52798           6,624
----------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   03/15/2010 to 12/31/2010                              $10.00751        $10.05274             998
   01/01/2011 to 12/31/2011                              $10.05274        $10.04285           1,989
   01/01/2012 to 12/31/2012                              $10.04285        $10.27228             569
   01/01/2013 to 12/31/2013                              $10.27228         $9.81790              20
   01/01/2014 to 12/31/2014                               $9.81790         $9.58291             143
----------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   03/15/2010 to 12/31/2010                              $10.00643        $10.32475         156,041
   01/01/2011 to 12/31/2011                              $10.32475        $10.40836         103,225
   01/01/2012 to 12/31/2012                              $10.40836        $11.11653          98,464
   01/01/2013 to 12/31/2013                              $11.11653        $10.66129          62,675
   01/01/2014 to 12/31/2014                              $10.66129        $10.85686          52,098
----------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.98905        $10.56757         139,048
   01/01/2011 to 12/31/2011                              $10.56757        $10.42777         129,216
   01/01/2012 to 12/31/2012                              $10.42777        $11.24445         115,507
   01/01/2013 to 12/31/2013                              $11.24445        $11.99793          76,347
   01/01/2014 to 12/31/2014                              $11.99793        $12.39894          73,702
----------------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   10/31/2011* to 12/31/2011                             $10.01801        $10.05915               0
   01/01/2012 to 12/31/2012                              $10.05915        $10.52610             274
   01/01/2013 to 12/31/2013                              $10.52610        $10.04606             226
   01/01/2014 to 12/31/2014                              $10.04606        $10.40988             375

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Prudential Growth Allocation Portfolio
   03/15/2010 to 12/31/2010                                 $9.96308        $11.47648          70,900
   01/01/2011 to 12/31/2011                                $11.47648        $10.51610          58,001
   01/01/2012 to 12/31/2012                                $10.51610        $11.60136          48,000
   01/01/2013 to 12/31/2013                                $11.60136        $13.26440          31,773
   01/01/2014 to 12/31/2014                                $13.26440        $14.15124          29,572
------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   03/15/2010 to 12/31/2010                                 $9.99809        $10.86080           1,459
   01/01/2011 to 12/31/2011                                $10.86080        $10.97830             513
   01/01/2012 to 12/31/2012                                $10.97830        $12.74231             617
   01/01/2013 to 12/31/2013                                $12.74231        $16.48642             484
   01/01/2014 to 12/31/2014                                $16.48642        $18.87993             889
------------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   05/02/2011* to 12/31/2011                                $9.99809         $8.86034               0
   01/01/2012 to 12/31/2012                                 $8.86034         $9.79521               0
   01/01/2013 to 12/31/2013                                 $9.79521        $11.71340               0
   01/01/2014 to 12/31/2014                                $11.71340        $12.18789               0
------------------------------------------------------------------------------------------------------------
AST RCM World Trends Portfolio
   03/15/2010 to 12/31/2010                                 $9.98715        $10.75566          87,015
   01/01/2011 to 12/31/2011                                $10.75566        $10.31779          60,253
   01/01/2012 to 12/31/2012                                $10.31779        $11.11657          51,711
   01/01/2013 to 12/31/2013                                $11.11657        $12.21187          25,527
   01/01/2014 to 12/31/2014                                $12.21187        $12.54429          25,272
------------------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
   03/15/2010 to 12/31/2010                                 $9.97734        $10.94264          58,803
   01/01/2011 to 12/31/2011                                $10.94264        $10.43605          39,597
   01/01/2012 to 12/31/2012                                $10.43605        $11.81699          37,013
   01/01/2013 to 12/31/2013                                $11.81699        $13.63029          40,325
   01/01/2014 to 12/31/2014                                $13.63029        $14.04024          35,993
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
   03/15/2010 to 12/31/2010                                 $9.98197        $10.73491          87,020
   01/01/2011 to 12/31/2011                                $10.73491        $10.13379          51,589
   01/01/2012 to 12/31/2012                                $10.13379        $11.00305          44,799
   01/01/2013 to 12/31/2013                                $11.00305        $12.29802          29,385
   01/01/2014 to 12/31/2014                                $12.29802        $12.37990          28,380
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Opportunities Portfolio
formerly, AST Federated Aggressive Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.97142        $12.12383          10,502
   01/01/2011 to 12/31/2011                                $12.12383        $10.29217           4,152
   01/01/2012 to 12/31/2012                                $10.29217        $12.07351           2,799
   01/01/2013 to 12/31/2013                                $12.07351        $16.61005           4,124
   01/01/2014 to 12/31/2014                                $16.61005        $17.02978           4,056
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.96047        $12.58259           2,465
   01/01/2011 to 12/31/2011                                $12.58259        $12.17325           1,253
   01/01/2012 to 12/31/2012                                $12.17325        $13.34082           1,199
   01/01/2013 to 12/31/2013                                $13.34082        $17.61871           1,062
   01/01/2014 to 12/31/2014                                $17.61871        $17.87086             740
------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                 $9.96390        $11.43543           8,353
   01/01/2011 to 12/31/2011                                $11.43543        $10.50502           3,409
   01/01/2012 to 12/31/2012                                $10.50502        $12.12694           1,679
   01/01/2013 to 12/31/2013                                $12.12694        $16.27955           2,040
   01/01/2014 to 12/31/2014                                $16.27955        $16.74311             791

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                  $9.99178        $10.66346         208,319
   01/01/2011 to 12/31/2011                                 $10.66346        $10.62519         165,177
   01/01/2012 to 12/31/2012                                 $10.62519        $11.78150         144,219
   01/01/2013 to 12/31/2013                                 $11.78150        $13.44819          97,500
   01/01/2014 to 12/31/2014                                 $13.44819        $13.91148         161,911
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   03/15/2010 to 12/31/2010                                  $9.98543        $10.50910             387
   01/01/2011 to 12/31/2011                                 $10.50910        $10.09939           2,468
   01/01/2012 to 12/31/2012                                 $10.09939        $11.56886           2,516
   01/01/2013 to 12/31/2013                                 $11.56886        $14.65825           1,928
   01/01/2014 to 12/31/2014                                 $14.65825        $15.39059           1,248
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                  $9.97067        $11.10634           5,389
   01/01/2011 to 12/31/2011                                 $11.10634        $10.66740           4,065
   01/01/2012 to 12/31/2012                                 $10.66740        $12.25406           4,144
   01/01/2013 to 12/31/2013                                 $12.25406        $17.24330          10,934
   01/01/2014 to 12/31/2014                                 $17.24330        $18.25254          10,955
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   03/15/2010 to 12/31/2010                                  $9.85934        $11.44494          14,797
   01/01/2011 to 12/31/2011                                 $11.44494         $9.51383           5,957
   01/01/2012 to 12/31/2012                                  $9.51383         $9.63079           7,755
   01/01/2013 to 12/31/2013                                  $9.63079        $10.85645           2,786
   01/01/2014 to 12/31/2014                                 $10.85645         $9.71986           2,894
-------------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   03/15/2010 to 12/31/2010                                  $9.97977        $10.28297           9,851
   01/01/2011 to 12/31/2011                                 $10.28297        $10.46127           3,825
   01/01/2012 to 12/31/2012                                 $10.46127        $10.75435           3,526
   01/01/2013 to 12/31/2013                                 $10.75435        $10.11257           1,285
   01/01/2014 to 12/31/2014                                 $10.11257         $9.93498           1,058
-------------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
   05/02/2011* to 12/31/2011                                 $9.99809         $8.79804               0
   01/01/2012 to 12/31/2012                                  $8.79804         $9.54156               0
   01/01/2013 to 12/31/2013                                  $9.54156        $11.23346          12,837
   01/01/2014 to 12/31/2014                                 $11.23346        $11.57925          29,414
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   03/15/2010 to 12/31/2010                                  $9.99809        $10.37188          42,644
   01/01/2011 to 12/31/2011                                 $10.37188        $10.74432          31,852
   01/01/2012 to 12/31/2012                                 $10.74432        $11.32108          32,220
   01/01/2013 to 12/31/2013                                 $11.32108        $10.89550          35,623
   01/01/2014 to 12/31/2014                                 $10.89550        $11.41109          38,785
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
   03/15/2010 to 12/31/2010                                  $9.97062        $10.61120         325,521
   01/01/2011 to 12/31/2011                                 $10.61120        $10.19426         212,708
   01/01/2012 to 09/21/2012                                 $10.19426        $11.36598               0



 *  Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT L SERIES
                   Pruco Life Insurance Company of New Jersey
                                   Prospectus

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.70%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.96788        $10.81679        2,783,155
   01/01/2011 to 12/31/2011                              $10.81679        $10.35039        4,131,792
   01/01/2012 to 12/31/2012                              $10.35039        $11.45280        6,402,595
   01/01/2013 to 12/31/2013                              $11.45280        $12.38097        6,970,810
   01/01/2014 to 12/31/2014                              $12.38097        $12.63524        5,964,391
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
   03/15/2010 to 12/31/2010                               $9.97857        $10.92280        2,069,260
   01/01/2011 to 12/31/2011                              $10.92280        $10.74947        3,894,177
   01/01/2012 to 12/31/2012                              $10.74947        $12.00861        8,232,833
   01/01/2013 to 12/31/2013                              $12.00861        $13.75898        9,599,194
   01/01/2014 to 12/31/2014                              $13.75898        $14.35121        9,005,849
----------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
   03/15/2010 to 12/31/2010                              $10.00710        $10.81739          113,967
   01/01/2011 to 12/31/2011                              $10.81739        $11.01353          229,135
   01/01/2012 to 05/04/2012                              $11.01353        $11.96474                0
----------------------------------------------------------------------------------------------------------
AST AQR Emerging Markets Equity Portfolio
   02/25/2013* to 12/31/2013                              $9.99859        $10.09100                0
   01/01/2014 to 12/31/2014                              $10.09100         $9.60938                0
----------------------------------------------------------------------------------------------------------
AST AQR Large-Cap Portfolio
   04/29/2013* to 12/31/2013                              $9.99859        $11.63329                0
   01/01/2014 to 12/31/2014                              $11.63329        $12.94141                0
----------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.98884        $10.77509        3,042,666
   01/01/2011 to 12/31/2011                              $10.77509        $10.46346        4,716,751
   01/01/2012 to 12/31/2012                              $10.46346        $11.56847        7,803,091
   01/01/2013 to 12/31/2013                              $11.56847        $13.37861        8,839,480
   01/01/2014 to 12/31/2014                              $13.37861        $14.00897        7,904,419
----------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
   05/02/2011* to 12/31/2011                              $9.99859         $9.16386          583,439
   01/01/2012 to 12/31/2012                               $9.16386        $10.07935        1,989,260
   01/01/2013 to 12/31/2013                              $10.07935        $10.98344        2,374,351
   01/01/2014 to 12/31/2014                              $10.98344        $11.32538        2,381,561
----------------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF Portfolio
   04/29/2013* to 12/31/2013                              $9.99859        $10.49650           47,112
   01/01/2014 to 12/31/2014                              $10.49650        $10.68720           46,131
----------------------------------------------------------------------------------------------------------
AST Boston Partners Large-Cap Value Portfolio
formerly, AST Jennison Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.97176        $10.58426           46,220
   01/01/2011 to 12/31/2011                              $10.58426         $9.79363           91,734
   01/01/2012 to 12/31/2012                               $9.79363        $10.90091          147,027
   01/01/2013 to 12/31/2013                              $10.90091        $14.08360          158,641
   01/01/2014 to 12/31/2014                              $14.08360        $15.26553          198,267
----------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.97776        $10.85587        2,096,130
   01/01/2011 to 12/31/2011                              $10.85587        $10.41265        3,374,910
   01/01/2012 to 12/31/2012                              $10.41265        $11.63998        5,774,390
   01/01/2013 to 12/31/2013                              $11.63998        $14.03724        7,553,780
   01/01/2014 to 12/31/2014                              $14.03724        $14.76392        8,327,897
----------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   02/25/2013* to 12/31/2013                              $9.99859        $11.65792           40,449
   01/01/2014 to 12/31/2014                              $11.65792        $13.01934          127,235

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   03/15/2010 to 12/31/2010                                       $9.95998        $11.81048          108,557
   01/01/2011 to 12/31/2011                                      $11.81048        $12.37513          193,768
   01/01/2012 to 12/31/2012                                      $12.37513        $14.03150          308,569
   01/01/2013 to 12/31/2013                                      $14.03150        $14.22509          332,684
   01/01/2014 to 12/31/2014                                      $14.22509        $18.30603          345,928
------------------------------------------------------------------------------------------------------------------
AST Defensive Asset Allocation Portfolio
   04/29/2013* to 12/31/2013                                      $9.99859         $9.68598           49,766
   01/01/2014 to 12/31/2014                                       $9.68598        $10.00712          186,293
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis Quantitative Portfolio
formerly, AST First Trust Balanced Target Portfolio
   03/15/2010 to 12/31/2010                                       $9.97607        $11.03811        1,723,298
   01/01/2011 to 12/31/2011                                      $11.03811        $10.68755        3,053,207
   01/01/2012 to 12/31/2012                                      $10.68755        $11.62294        5,708,330
   01/01/2013 to 12/31/2013                                      $11.62294        $13.11185        6,362,716
   01/01/2014 to 12/31/2014                                      $13.11185        $13.29515        5,853,895
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                       $9.99859        $10.90428          622,920
   01/01/2011 to 12/31/2011                                      $10.90428        $10.45421        1,158,758
   01/01/2012 to 12/31/2012                                      $10.45421        $11.67759        2,738,574
   01/01/2013 to 12/31/2013                                      $11.67759        $13.68593        3,479,300
   01/01/2014 to 12/31/2014                                      $13.68593        $14.22251        3,431,562
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
   04/30/2012* to 12/31/2012                                      $9.99859        $10.74449        5,131,817
   01/01/2013 to 12/31/2013                                      $10.74449        $13.14659        5,662,905
   01/01/2014 to 12/31/2014                                      $13.14659        $13.33373        5,470,132
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Plus Portfolio
   04/29/2013* to 12/31/2013                                      $9.99859        $10.81283          200,236
   01/01/2014 to 12/31/2014                                      $10.81283        $10.90101          362,531
------------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   03/15/2010 to 12/31/2010                                       $9.97026        $11.56952           43,077
   01/01/2011 to 12/31/2011                                      $11.56952        $10.80000           89,816
   01/01/2012 to 12/31/2012                                      $10.80000        $13.46178          137,044
   01/01/2013 to 12/31/2013                                      $13.46178        $13.80828          163,725
   01/01/2014 to 12/31/2014                                      $13.80828        $15.46350          137,909
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
   03/15/2010 to 12/31/2010                                      $10.01859        $10.80359          113,919
   01/01/2011 to 12/31/2011                                      $10.80359        $10.19990          130,234
   01/01/2012 to 12/31/2012                                      $10.19990        $12.00797          213,607
   01/01/2013 to 12/31/2013                                      $12.00797        $15.31427          221,268
   01/01/2014 to 02/07/2014                                      $15.31427        $15.06495                0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                       $9.99184        $10.78790          146,304
   01/01/2011 to 12/31/2011                                      $10.78790        $10.01951          172,549
   01/01/2012 to 12/31/2012                                      $10.01951        $11.78600          262,466
   01/01/2013 to 12/31/2013                                      $11.78600        $15.47184          330,510
   01/01/2014 to 12/31/2014                                      $15.47184        $17.20606          355,197
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                      $10.01991        $11.44014          173,273
   01/01/2011 to 12/31/2011                                      $11.44014        $10.91114          217,472
   01/01/2012 to 12/31/2012                                      $10.91114        $12.82923          372,174
   01/01/2013 to 12/31/2013                                      $12.82923        $16.67092          405,466
   01/01/2014 to 12/31/2014                                      $16.67092        $18.27663          428,377
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Multi-Asset Portfolio
   03/15/2010 to 12/31/2010                                       $9.98833        $10.72450        1,284,434
   01/01/2011 to 12/31/2011                                      $10.72450        $10.48895        1,944,938
   01/01/2012 to 12/31/2012                                      $10.48895        $11.35484        3,042,159
   01/01/2013 to 12/31/2013                                      $11.35484        $12.25810        3,307,472
   01/01/2014 to 12/31/2014                                      $12.25810        $12.53666        3,009,249

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                              $9.96522        $11.51535           162,968
   01/01/2011 to 12/31/2011                             $11.51535        $11.46720           250,592
   01/01/2012 to 12/31/2012                             $11.46720        $13.04056           391,887
   01/01/2013 to 12/31/2013                             $13.04056        $17.79423           402,804
   01/01/2014 to 12/31/2014                             $17.79423        $18.75080           396,308
---------------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                              $9.98620        $10.69150            26,996
   01/01/2011 to 12/31/2011                             $10.69150        $10.45834           100,606
   01/01/2012 to 12/31/2012                             $10.45834        $11.65803           294,769
   01/01/2013 to 12/31/2013                             $11.65803        $15.42829           320,867
   01/01/2014 to 12/31/2014                             $15.42829        $15.40233           247,588
---------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   03/15/2010 to 12/31/2010                              $9.98457        $10.78613           118,383
   01/01/2011 to 12/31/2011                             $10.78613        $10.93950           200,366
   01/01/2012 to 12/31/2012                             $10.93950        $12.24527           397,008
   01/01/2013 to 12/31/2013                             $12.24527        $12.90148           503,533
   01/01/2014 to 12/31/2014                             $12.90148        $13.00657           504,304
---------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.92942        $11.28154            71,949
   01/01/2011 to 12/31/2011                             $11.28154         $9.65674           146,939
   01/01/2012 to 12/31/2012                              $9.65674        $11.42561           205,439
   01/01/2013 to 12/31/2013                             $11.42561        $13.37174           246,278
   01/01/2014 to 12/31/2014                             $13.37174        $12.41833           259,880
---------------------------------------------------------------------------------------------------------
AST International Value Portfolio
   03/15/2010 to 12/31/2010                              $9.92929        $10.81917            69,809
   01/01/2011 to 12/31/2011                             $10.81917         $9.30077           130,835
   01/01/2012 to 12/31/2012                              $9.30077        $10.66713           176,290
   01/01/2013 to 12/31/2013                             $10.66713        $12.52710           187,264
   01/01/2014 to 12/31/2014                             $12.52710        $11.48863           198,455
---------------------------------------------------------------------------------------------------------
AST Investment Grade Bond Portfolio
   03/15/2010 to 12/31/2010                             $10.00682        $10.62325             3,681
   01/01/2011 to 12/31/2011                             $10.62325        $11.74255        15,848,756
   01/01/2012 to 12/31/2012                             $11.74255        $12.62792         6,122,695
   01/01/2013 to 12/31/2013                             $12.62792        $12.01813           893,990
   01/01/2014 to 12/31/2014                             $12.01813        $12.60885         1,029,731
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
   03/15/2010 to 12/31/2010                              $9.97683        $10.89582           737,456
   01/01/2011 to 12/31/2011                             $10.89582        $10.64989         1,448,339
   01/01/2012 to 12/31/2012                             $10.64989        $11.89058         2,683,105
   01/01/2013 to 12/31/2013                             $11.89058        $13.59163         3,099,193
   01/01/2014 to 12/31/2014                             $13.59163        $14.21092         2,839,575
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan International Equity Portfolio
   03/15/2010 to 12/31/2010                              $9.92194        $10.58075           195,676
   01/01/2011 to 12/31/2011                             $10.58075         $9.44941           270,284
   01/01/2012 to 12/31/2012                              $9.44941        $11.32357           420,837
   01/01/2013 to 12/31/2013                             $11.32357        $12.84095           490,500
   01/01/2014 to 12/31/2014                             $12.84095        $11.81920           504,746
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
   03/15/2010 to 12/31/2010                              $9.99859        $10.61090           810,657
   01/01/2011 to 12/31/2011                             $10.61090        $10.45511         1,639,387
   01/01/2012 to 12/31/2012                             $10.45511        $11.37878         2,953,294
   01/01/2013 to 12/31/2013                             $11.37878        $12.41936         3,181,967
   01/01/2014 to 12/31/2014                             $12.41936        $12.87340         2,921,888

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                         $9.97144        $10.80010           42,896
   01/01/2011 to 12/31/2011                        $10.80010        $10.68707          137,379
   01/01/2012 to 12/31/2012                        $10.68707        $12.10062          242,001
   01/01/2013 to 12/31/2013                        $12.10062        $16.23595          223,904
   01/01/2014 to 12/31/2014                        $16.23595        $17.47681          291,114
----------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                         $9.99058        $10.64194           39,346
   01/01/2011 to 12/31/2011                        $10.64194        $10.02358           74,837
   01/01/2012 to 12/31/2012                        $10.02358        $11.51676           97,022
   01/01/2013 to 12/31/2013                        $11.51676        $15.83369          159,893
   01/01/2014 to 12/31/2014                        $15.83369        $17.70414          254,525
----------------------------------------------------------------------------------------------------
AST Legg Mason Diversified Growth Portfolio
   11/24/2014* to 12/31/2014                        $9.99859         $9.94129                0
----------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                         $9.99269        $11.33042          230,357
   01/01/2011 to 12/31/2011                        $11.33042        $11.03643          322,925
   01/01/2012 to 12/31/2012                        $11.03643        $12.17932          605,908
   01/01/2013 to 12/31/2013                        $12.17932        $16.35559          605,307
   01/01/2014 to 12/31/2014                        $16.35559        $17.78012          744,532
----------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   03/15/2010 to 12/31/2010                         $9.98877        $10.84532           76,300
   01/01/2011 to 12/31/2011                        $10.84532        $11.74557          429,366
   01/01/2012 to 12/31/2012                        $11.74557        $12.23028        1,014,255
   01/01/2013 to 12/31/2013                        $12.23028        $11.78185          757,740
   01/01/2014 to 12/31/2014                        $11.78185        $12.32153          775,527
----------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   03/15/2010 to 12/31/2010                         $9.98772        $10.91885          109,112
   01/01/2011 to 12/31/2011                        $10.91885        $10.39724          169,121
   01/01/2012 to 12/31/2012                        $10.39724        $12.57884          264,336
   01/01/2013 to 12/31/2013                        $12.57884        $15.78207          285,396
   01/01/2014 to 12/31/2014                        $15.78207        $16.07701          289,031
----------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   03/15/2010 to 12/31/2010                         $9.99859        $10.89440           60,806
   01/01/2011 to 12/31/2011                        $10.89440        $10.64578           94,667
   01/01/2012 to 12/31/2012                        $10.64578        $12.25234          162,458
   01/01/2013 to 12/31/2013                        $12.25234        $16.46513          177,604
   01/01/2014 to 12/31/2014                        $16.46513        $17.59506          154,266
----------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   08/20/2012* to 12/31/2012                        $9.99859        $10.19489            3,514
   01/01/2013 to 12/31/2013                        $10.19489        $13.47958           26,310
   01/01/2014 to 12/31/2014                        $13.47958        $14.60434           24,990
----------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                         $9.98885        $11.52646           90,429
   01/01/2011 to 12/31/2011                        $11.52646        $10.93968          104,000
   01/01/2012 to 12/31/2012                        $10.93968        $12.73323          155,834
   01/01/2013 to 12/31/2013                        $12.73323        $16.57418          151,603
   01/01/2014 to 12/31/2014                        $16.57418        $18.73137          124,047
----------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   03/15/2010 to 12/31/2010                         $9.99860         $9.86455          273,624
   01/01/2011 to 12/31/2011                         $9.86455         $9.69934          623,247
   01/01/2012 to 12/31/2012                         $9.69934         $9.53456          447,194
   01/01/2013 to 12/31/2013                         $9.53456         $9.37256          391,063
   01/01/2014 to 12/31/2014                         $9.37256         $9.21312          404,682

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.99114        $11.25860          109,466
   01/01/2011 to 12/31/2011                              $11.25860        $10.79250          175,157
   01/01/2012 to 12/31/2012                              $10.79250        $12.42576          307,952
   01/01/2013 to 12/31/2013                              $12.42576        $17.34560          357,009
   01/01/2014 to 12/31/2014                              $17.34560        $19.48059          452,206
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   10/31/2011* to 12/31/2011                             $10.02850        $10.06988            9,561
   01/01/2012 to 12/31/2012                              $10.06988        $10.38070           93,513
   01/01/2013 to 12/31/2013                              $10.38070         $9.91515          215,443
   01/01/2014 to 12/31/2014                               $9.91515        $10.24859          135,400
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.95889        $11.94964          170,123
   01/01/2011 to 12/31/2011                              $11.94964        $11.94490          273,121
   01/01/2012 to 12/31/2012                              $11.94490        $13.19559          476,410
   01/01/2013 to 12/31/2013                              $13.19559        $17.20139          472,075
   01/01/2014 to 12/31/2014                              $17.20139        $18.25146          456,658
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.97302        $11.45213           78,400
   01/01/2011 to 04/29/2011                              $11.45213        $12.84323                0
----------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
   04/30/2012* to 12/31/2012                              $9.99859        $10.32013          586,313
   01/01/2013 to 12/31/2013                              $10.32013        $12.06359          731,605
   01/01/2014 to 12/31/2014                              $12.06359        $12.46788          732,638
----------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   03/15/2010 to 12/31/2010                               $9.93907        $11.70034          288,382
   01/01/2011 to 12/31/2011                              $11.70034         $9.17013          402,766
   01/01/2012 to 12/31/2012                               $9.17013        $10.63028          643,783
   01/01/2013 to 12/31/2013                              $10.63028        $10.47283          729,453
   01/01/2014 to 12/31/2014                              $10.47283         $9.81275          721,985
----------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   03/15/2010 to 12/31/2010                              $10.00802        $10.10254          328,141
   01/01/2011 to 12/31/2011                              $10.10254        $10.15429          419,219
   01/01/2012 to 12/31/2012                              $10.15429        $10.44990          430,403
   01/01/2013 to 12/31/2013                              $10.44990        $10.04888          409,655
   01/01/2014 to 12/31/2014                              $10.04888         $9.86856          391,615
----------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   03/15/2010 to 12/31/2010                              $10.00694        $10.37575        1,898,043
   01/01/2011 to 12/31/2011                              $10.37575        $10.52377        2,792,279
   01/01/2012 to 12/31/2012                              $10.52377        $11.30899        5,031,925
   01/01/2013 to 12/31/2013                              $11.30899        $10.91248        4,899,563
   01/01/2014 to 12/31/2014                              $10.91248        $11.18082        4,582,259
----------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.98956        $10.61981        3,242,388
   01/01/2011 to 12/31/2011                              $10.61981        $10.54353        4,685,807
   01/01/2012 to 12/31/2012                              $10.54353        $11.43927        8,150,950
   01/01/2013 to 12/31/2013                              $11.43927        $12.28073        7,784,675
   01/01/2014 to 12/31/2014                              $12.28073        $12.76916        7,360,506
----------------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   10/31/2011* to 12/31/2011                             $10.01851        $10.06978           11,360
   01/01/2012 to 12/31/2012                              $10.06978        $10.60206           88,276
   01/01/2013 to 12/31/2013                              $10.60206        $10.18071          112,368
   01/01/2014 to 12/31/2014                              $10.18071        $10.61419          161,880
----------------------------------------------------------------------------------------------------------
AST Prudential Growth Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.96359        $11.53321        1,767,149
   01/01/2011 to 12/31/2011                              $11.53321        $10.63290        3,215,517
   01/01/2012 to 12/31/2012                              $10.63290        $11.80236        6,241,518
   01/01/2013 to 12/31/2013                              $11.80236        $13.57707        6,824,464
   01/01/2014 to 12/31/2014                              $13.57707        $14.57389        7,295,366

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST QMA Emerging Markets Equity Portfolio
   02/25/2013* to 12/31/2013                                $9.99859         $9.59822                0
   01/01/2014 to 12/31/2014                                 $9.59822         $9.20248                0
------------------------------------------------------------------------------------------------------------
AST QMA Large-Cap Portfolio
   04/29/2013* to 12/31/2013                                $9.99859        $11.67279                0
   01/01/2014 to 12/31/2014                                $11.67279        $13.22324                0
------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   03/15/2010 to 12/31/2010                                 $9.99859        $10.91439            8,682
   01/01/2011 to 12/31/2011                                $10.91439        $11.10006           48,028
   01/01/2012 to 12/31/2012                                $11.10006        $12.96275          202,404
   01/01/2013 to 12/31/2013                                $12.96275        $16.87460          221,960
   01/01/2014 to 12/31/2014                                $16.87460        $19.44302          385,403
------------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   05/02/2011* to 12/31/2011                                $9.99859         $8.89689                0
   01/01/2012 to 12/31/2012                                 $8.89689         $9.89612                0
   01/01/2013 to 12/31/2013                                 $9.89612        $11.90675           16,132
   01/01/2014 to 12/31/2014                                $11.90675        $12.46527            2,034
------------------------------------------------------------------------------------------------------------
AST RCM World Trends Portfolio
   03/15/2010 to 12/31/2010                                 $9.98765        $10.80894        1,475,848
   01/01/2011 to 12/31/2011                                $10.80894        $10.43243        2,483,599
   01/01/2012 to 12/31/2012                                $10.43243        $11.30927        5,233,655
   01/01/2013 to 12/31/2013                                $11.30927        $12.49992        5,915,648
   01/01/2014 to 12/31/2014                                $12.49992        $12.91884        5,617,005
------------------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
   03/15/2010 to 12/31/2010                                 $9.97784        $10.99668        1,174,122
   01/01/2011 to 12/31/2011                                $10.99668        $10.55184        1,947,147
   01/01/2012 to 12/31/2012                                $10.55184        $12.02166        3,815,640
   01/01/2013 to 12/31/2013                                $12.02166        $13.95148        4,498,529
   01/01/2014 to 12/31/2014                                $13.95148        $14.45935        4,246,278
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
   03/15/2010 to 12/31/2010                                 $9.98247        $10.78795        1,634,717
   01/01/2011 to 12/31/2011                                $10.78795        $10.24638        3,042,140
   01/01/2012 to 12/31/2012                                $10.24638        $11.19370        4,556,487
   01/01/2013 to 12/31/2013                                $11.19370        $12.58795        5,022,430
   01/01/2014 to 12/31/2014                                $12.58795        $12.74965        4,452,341
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Opportunities Portfolio
formerly, AST Federated Aggressive Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.97192        $12.18384           68,658
   01/01/2011 to 12/31/2011                                $12.18384        $10.40658          200,611
   01/01/2012 to 12/31/2012                                $10.40658        $12.28287          345,173
   01/01/2013 to 12/31/2013                                $12.28287        $17.00181          352,909
   01/01/2014 to 12/31/2014                                $17.00181        $17.53857          365,854
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.96097        $12.64476           51,212
   01/01/2011 to 12/31/2011                                $12.64476        $12.30830          117,969
   01/01/2012 to 12/31/2012                                $12.30830        $13.57203          225,275
   01/01/2013 to 12/31/2013                                $13.57203        $18.03404          249,619
   01/01/2014 to 12/31/2014                                $18.03404        $18.40461          222,602
------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                 $9.96440        $11.49200           44,213
   01/01/2011 to 12/31/2011                                $11.49200        $10.62167           63,209
   01/01/2012 to 12/31/2012                                $10.62167        $12.33695          107,553
   01/01/2013 to 12/31/2013                                $12.33695        $16.66308          104,066
   01/01/2014 to 12/31/2014                                $16.66308        $17.24268          103,322

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                  $9.99229        $10.71605         2,863,672
   01/01/2011 to 12/31/2011                                 $10.71605        $10.74314         5,207,868
   01/01/2012 to 12/31/2012                                 $10.74314        $11.98557        11,334,791
   01/01/2013 to 12/31/2013                                 $11.98557        $13.76509        12,437,947
   01/01/2014 to 12/31/2014                                 $13.76509        $14.32668        11,920,680
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   03/15/2010 to 12/31/2010                                  $9.98593        $10.56101           108,763
   01/01/2011 to 12/31/2011                                 $10.56101        $10.21155           129,064
   01/01/2012 to 12/31/2012                                 $10.21155        $11.76932           395,355
   01/01/2013 to 12/31/2013                                 $11.76932        $15.00379           422,871
   01/01/2014 to 12/31/2014                                 $15.00379        $15.85013           392,319
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Growth Opportunities Portfolio
   02/10/2014* to 12/31/2014                                 $9.99859        $10.50745                 0
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                  $9.97117        $11.16117           215,479
   01/01/2011 to 12/31/2011                                 $11.16117        $10.78581           352,937
   01/01/2012 to 12/31/2012                                 $10.78581        $12.46639           709,302
   01/01/2013 to 12/31/2013                                 $12.46639        $17.64982           724,960
   01/01/2014 to 12/31/2014                                 $17.64982        $18.79769           756,452
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   03/15/2010 to 12/31/2010                                  $9.85984        $11.50158           240,457
   01/01/2011 to 12/31/2011                                 $11.50158         $9.61963           356,895
   01/01/2012 to 12/31/2012                                  $9.61963         $9.79779           584,029
   01/01/2013 to 12/31/2013                                  $9.79779        $11.11270           574,041
   01/01/2014 to 12/31/2014                                 $11.11270        $10.01041           653,435
-------------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   03/15/2010 to 12/31/2010                                  $9.98028        $10.33385           143,314
   01/01/2011 to 12/31/2011                                 $10.33385        $10.57749           215,632
   01/01/2012 to 12/31/2012                                 $10.57749        $10.94077           334,073
   01/01/2013 to 12/31/2013                                 $10.94077        $10.35114           353,773
   01/01/2014 to 12/31/2014                                 $10.35114        $10.23181           317,556
-------------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
   05/02/2011* to 12/31/2011                                 $9.99859         $8.83435           317,149
   01/01/2012 to 12/31/2012                                  $8.83435         $9.63986         1,128,299
   01/01/2013 to 12/31/2013                                  $9.63986        $11.41894         1,513,199
   01/01/2014 to 12/31/2014                                 $11.41894        $11.84282         2,692,810
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   03/15/2010 to 12/31/2010                                  $9.99859        $10.42309           325,487
   01/01/2011 to 12/31/2011                                 $10.42309        $10.86347           572,681
   01/01/2012 to 12/31/2012                                 $10.86347        $11.51711           894,105
   01/01/2013 to 12/31/2013                                 $11.51711        $11.15231         1,063,222
   01/01/2014 to 12/31/2014                                 $11.15231        $11.75168         1,214,910
-------------------------------------------------------------------------------------------------------------
AST Western Asset Emerging Markets Debt Portfolio
   08/20/2012* to 12/31/2012                                 $9.99859        $10.38369                 0
   01/01/2013 to 12/31/2013                                 $10.38369         $9.37686                 0
   01/01/2014 to 12/31/2014                                  $9.37686         $9.34226               373
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
   03/15/2010 to 12/31/2010                                  $9.97112        $10.66370         2,123,199
   01/01/2011 to 12/31/2011                                 $10.66370        $10.30757         3,032,527
   01/01/2012 to 09/21/2012                                 $10.30757        $11.54366                 0



 *  Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT L SERIES
                   Pruco Life Insurance Company of New Jersey
                                   Prospectus

 ACCUMULATION UNIT VALUES: With HAV and HD GRO II OR HAV and GRO Plus II (2.70%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.96704        $10.72802          13,679
   01/01/2011 to 12/31/2011                              $10.72802        $10.16130          34,716
   01/01/2012 to 12/31/2012                              $10.16130        $11.12891          25,480
   01/01/2013 to 12/31/2013                              $11.12891        $11.90837           5,553
   01/01/2014 to 12/31/2014                              $11.90837        $12.02921           8,854
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
   03/15/2010 to 12/31/2010                               $9.97773        $10.83318           8,856
   01/01/2011 to 12/31/2011                              $10.83318        $10.55300          11,054
   01/01/2012 to 12/31/2012                              $10.55300        $11.66908           7,378
   01/01/2013 to 12/31/2013                              $11.66908        $13.23395           3,459
   01/01/2014 to 12/31/2014                              $13.23395        $13.66311           3,376
----------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
   03/15/2010 to 12/31/2010                              $10.00626        $10.72883           1,528
   01/01/2011 to 12/31/2011                              $10.72883        $10.81250             623
   01/01/2012 to 05/04/2012                              $10.81250        $11.70512               0
----------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.98800        $10.68666         279,181
   01/01/2011 to 12/31/2011                              $10.68666        $10.27226         187,710
   01/01/2012 to 12/31/2012                              $10.27226        $11.24135         169,127
   01/01/2013 to 12/31/2013                              $11.24135        $12.86823          88,787
   01/01/2014 to 12/31/2014                              $12.86823        $13.33735          95,841
----------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
   05/02/2011* to 12/31/2011                              $9.99775         $9.10110               0
   01/01/2012 to 12/31/2012                               $9.10110         $9.90840               0
   01/01/2013 to 12/31/2013                               $9.90840        $10.68726               0
   01/01/2014 to 12/31/2014                              $10.68726        $10.90769               0
----------------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF Portfolio
   04/29/2013* to 12/31/2013                              $9.99775        $10.42366               0
   01/01/2014 to 12/31/2014                              $10.42366        $10.50520               0
----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2017
   03/15/2010 to 12/31/2010                               $9.99775        $10.52124           2,629
   01/01/2011 to 12/31/2011                              $10.52124        $11.40570         254,226
   01/01/2012 to 12/31/2012                              $11.40570        $11.66528         294,946
   01/01/2013 to 12/31/2013                              $11.66528        $11.11669         116,377
   01/01/2014 to 12/31/2014                              $11.11669        $10.97106          88,755
----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2018
   03/15/2010 to 12/31/2010                              $10.00645        $10.56381               0
   01/01/2011 to 12/31/2011                              $10.56381        $11.67506         328,340
   01/01/2012 to 12/31/2012                              $11.67506        $12.00863         360,043
   01/01/2013 to 12/31/2013                              $12.00863        $11.31717         415,167
   01/01/2014 to 12/31/2014                              $11.31717        $11.30480         348,192
----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2019
   03/15/2010 to 12/31/2010                               $9.99775        $10.56667               0
   01/01/2011 to 12/31/2011                              $10.56667        $11.92426               0
   01/01/2012 to 12/31/2012                              $11.92426        $12.28151          29,098
   01/01/2013 to 12/31/2013                              $12.28151        $11.37247          20,475
   01/01/2014 to 12/31/2014                              $11.37247        $11.53734          19,757

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2020
   03/15/2010 to 12/31/2010                               $10.00857        $10.59733               0
   01/01/2011 to 12/31/2011                               $10.59733        $12.23769               0
   01/01/2012 to 12/31/2012                               $12.23769        $12.65914               0
   01/01/2013 to 12/31/2013                               $12.65914        $11.51481           4,676
   01/01/2014 to 12/31/2014                               $11.51481        $11.89403          19,462
-----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2021
   03/15/2010 to 12/31/2010                               $10.00751        $10.69820               0
   01/01/2011 to 12/31/2011                               $10.69820        $12.52320         114,300
   01/01/2012 to 12/31/2012                               $12.52320        $13.01240         113,654
   01/01/2013 to 12/31/2013                               $13.01240        $11.77459          96,060
   01/01/2014 to 12/31/2014                               $11.77459        $12.33666         199,005
-----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2022
   01/03/2011* to 12/31/2011                               $9.99775        $11.91076          53,967
   01/01/2012 to 12/31/2012                               $11.91076        $12.26620         103,163
   01/01/2013 to 12/31/2013                               $12.26620        $10.77189          86,349
   01/01/2014 to 12/31/2014                               $10.77189        $11.56789          41,737
-----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2023
   01/03/2012* to 12/31/2012                               $9.99701        $10.30344               0
   01/01/2013 to 12/31/2013                               $10.30344         $9.00269         111,774
   01/01/2014 to 12/31/2014                                $9.00269         $9.86507          61,524
-----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2024
   01/02/2013* to 12/31/2013                               $9.99850         $8.66918               0
   01/01/2014 to 12/31/2014                                $8.66918         $9.66595               0
-----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2025
   01/02/2014* to 12/31/2014                               $9.99850        $11.19944           1,612
-----------------------------------------------------------------------------------------------------------
AST Boston Partners Large-Cap Value Portfolio
formerly, AST Jennison Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                $9.97092        $10.49745               0
   01/01/2011 to 12/31/2011                               $10.49745         $9.61464               0
   01/01/2012 to 12/31/2012                                $9.61464        $10.59248               0
   01/01/2013 to 12/31/2013                               $10.59248        $13.54604               0
   01/01/2014 to 12/31/2014                               $13.54604        $14.53337               0
-----------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                $9.97692        $10.76684         194,108
   01/01/2011 to 12/31/2011                               $10.76684        $10.22230         159,504
   01/01/2012 to 12/31/2012                               $10.22230        $11.31077         123,702
   01/01/2013 to 12/31/2013                               $11.31077        $13.50152         186,857
   01/01/2014 to 12/31/2014                               $13.50152        $14.05587         140,795
-----------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   02/25/2013* to 12/31/2013                               $9.99775        $11.55659             311
   01/01/2014 to 12/31/2014                               $11.55659        $12.77488           1,310
-----------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   03/15/2010 to 12/31/2010                                $9.95914        $11.71378             835
   01/01/2011 to 12/31/2011                               $11.71378        $12.14917             422
   01/01/2012 to 12/31/2012                               $12.14917        $13.63494             381
   01/01/2013 to 12/31/2013                               $13.63494        $13.68240             271
   01/01/2014 to 12/31/2014                               $13.68240        $17.42880             425
-----------------------------------------------------------------------------------------------------------
AST Defensive Asset Allocation Portfolio
   04/29/2013* to 12/31/2013                               $9.99775         $9.61865               0
   01/01/2014 to 12/31/2014                                $9.61865         $9.83655               0
-----------------------------------------------------------------------------------------------------------
AST FI Pyramis Quantitative Portfolio
formerly, AST First Trust Balanced Target Portfolio
   03/15/2010 to 12/31/2010                                $9.97523        $10.94766          27,052
   01/01/2011 to 12/31/2011                               $10.94766        $10.49225          12,468
   01/01/2012 to 12/31/2012                               $10.49225        $11.29416          10,157
   01/01/2013 to 12/31/2013                               $11.29416        $12.61143          13,170
   01/01/2014 to 12/31/2014                               $12.61143        $12.65766           9,967

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                       $9.99775        $10.81480           2,131
   01/01/2011 to 12/31/2011                                      $10.81480        $10.26312           1,660
   01/01/2012 to 12/31/2012                                      $10.26312        $11.34720           3,217
   01/01/2013 to 12/31/2013                                      $11.34720        $13.16349          67,035
   01/01/2014 to 12/31/2014                                      $13.16349        $13.54056          52,108
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
   04/30/2012* to 12/31/2012                                      $9.99776        $10.67031          17,912
   01/01/2013 to 12/31/2013                                      $10.67031        $12.92304           8,213
   01/01/2014 to 12/31/2014                                      $12.92304        $12.97365          13,638
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Plus Portfolio
   04/29/2013* to 12/31/2013                                      $9.99775        $10.73768               0
   01/01/2014 to 12/31/2014                                      $10.73768        $10.71520               0
------------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   03/15/2010 to 12/31/2010                                       $9.96942        $11.47469             314
   01/01/2011 to 12/31/2011                                      $11.47469        $10.60270             157
   01/01/2012 to 12/31/2012                                      $10.60270        $13.08119             129
   01/01/2013 to 12/31/2013                                      $13.08119        $13.28131              75
   01/01/2014 to 12/31/2014                                      $13.28131        $14.72209              52
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
   03/15/2010 to 12/31/2010                                      $10.01775        $10.71494           2,091
   01/01/2011 to 12/31/2011                                      $10.71494        $10.01355             855
   01/01/2012 to 12/31/2012                                      $10.01355        $11.66838           1,559
   01/01/2013 to 12/31/2013                                      $11.66838        $14.72985             739
   01/01/2014 to 02/07/2014                                      $14.72985        $14.47458               0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                       $9.99100        $10.69949               0
   01/01/2011 to 12/31/2011                                      $10.69949         $9.83638               0
   01/01/2012 to 12/31/2012                                       $9.83638        $11.45267               0
   01/01/2013 to 12/31/2013                                      $11.45267        $14.88140               0
   01/01/2014 to 12/31/2014                                      $14.88140        $16.38114               0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                      $10.01907        $11.34646               0
   01/01/2011 to 12/31/2011                                      $11.34646        $10.71178               0
   01/01/2012 to 12/31/2012                                      $10.71178        $12.46639               0
   01/01/2013 to 12/31/2013                                      $12.46639        $16.03477               0
   01/01/2014 to 12/31/2014                                      $16.03477        $17.40029             250
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Multi-Asset Portfolio
   03/15/2010 to 12/31/2010                                       $9.98749        $10.63651             249
   01/01/2011 to 12/31/2011                                      $10.63651        $10.29738           4,117
   01/01/2012 to 12/31/2012                                      $10.29738        $11.03380           2,400
   01/01/2013 to 12/31/2013                                      $11.03380        $11.79030             911
   01/01/2014 to 12/31/2014                                      $11.79030        $11.93560           1,090
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                       $9.96438        $11.42102          11,613
   01/01/2011 to 12/31/2011                                      $11.42102        $11.25787           4,469
   01/01/2012 to 12/31/2012                                      $11.25787        $12.67206           2,757
   01/01/2013 to 12/31/2013                                      $12.67206        $17.11573           1,052
   01/01/2014 to 12/31/2014                                      $17.11573        $17.85232           1,653
------------------------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                       $9.98536        $10.60379               0
   01/01/2011 to 12/31/2011                                      $10.60379        $10.26707               0
   01/01/2012 to 12/31/2012                                      $10.26707        $11.32811             998
   01/01/2013 to 12/31/2013                                      $11.32811        $14.83939             718
   01/01/2014 to 12/31/2014                                      $14.83939        $14.66362           1,543

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   03/15/2010 to 12/31/2010                              $9.98373        $10.69768          13,625
   01/01/2011 to 12/31/2011                             $10.69768        $10.73964           9,486
   01/01/2012 to 12/31/2012                             $10.73964        $11.89904           3,684
   01/01/2013 to 12/31/2013                             $11.89904        $12.40911           1,219
   01/01/2014 to 12/31/2014                             $12.40911        $12.38295           1,012
---------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.92858        $11.18912             216
   01/01/2011 to 12/31/2011                             $11.18912         $9.48026               0
   01/01/2012 to 12/31/2012                              $9.48026        $11.10255               0
   01/01/2013 to 12/31/2013                             $11.10255        $12.86148               0
   01/01/2014 to 12/31/2014                             $12.86148        $11.82273               0
---------------------------------------------------------------------------------------------------------
AST International Value Portfolio
   03/15/2010 to 12/31/2010                              $9.92845        $10.73053           1,282
   01/01/2011 to 12/31/2011                             $10.73053         $9.13080             545
   01/01/2012 to 12/31/2012                              $9.13080        $10.36547             363
   01/01/2013 to 12/31/2013                             $10.36547        $12.04897             180
   01/01/2014 to 12/31/2014                             $12.04897        $10.93767             169
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
   03/15/2010 to 12/31/2010                              $9.97599        $10.80651          28,035
   01/01/2011 to 12/31/2011                             $10.80651        $10.45528          11,482
   01/01/2012 to 12/31/2012                             $10.45528        $11.55436           8,613
   01/01/2013 to 12/31/2013                             $11.55436        $13.07295           8,707
   01/01/2014 to 12/31/2014                             $13.07295        $13.52958           7,807
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan International Equity Portfolio
   03/15/2010 to 12/31/2010                              $9.92110        $10.49411           1,080
   01/01/2011 to 12/31/2011                             $10.49411         $9.27676             503
   01/01/2012 to 12/31/2012                              $9.27676        $11.00339             389
   01/01/2013 to 12/31/2013                             $11.00339        $12.35100             266
   01/01/2014 to 12/31/2014                             $12.35100        $11.25254             244
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
   03/15/2010 to 12/31/2010                              $9.99775        $10.52387          10,107
   01/01/2011 to 12/31/2011                             $10.52387        $10.26420           8,129
   01/01/2012 to 12/31/2012                             $10.26420        $11.05718           5,983
   01/01/2013 to 12/31/2013                             $11.05718        $11.94565           3,063
   01/01/2014 to 12/31/2014                             $11.94565        $12.25655           2,874
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.97060        $10.71155             466
   01/01/2011 to 12/31/2011                             $10.71155        $10.49190             159
   01/01/2012 to 12/31/2012                             $10.49190        $11.75857              87
   01/01/2013 to 12/31/2013                             $11.75857        $15.61666              36
   01/01/2014 to 12/31/2014                             $15.61666        $16.63931              34
---------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                              $9.98974        $10.55472               0
   01/01/2011 to 12/31/2011                             $10.55472         $9.84054               0
   01/01/2012 to 12/31/2012                              $9.84054        $11.19120               0
   01/01/2013 to 12/31/2013                             $11.19120        $15.22967               0
   01/01/2014 to 12/31/2014                             $15.22967        $16.85551               0
---------------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.99185        $11.23754               0
   01/01/2011 to 12/31/2011                             $11.23754        $10.83471               0
   01/01/2012 to 12/31/2012                             $10.83471        $11.83484               0
   01/01/2013 to 12/31/2013                             $11.83484        $15.73142               0
   01/01/2014 to 12/31/2014                             $15.73142        $16.92770             262

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   03/15/2010 to 12/31/2010                               $9.98793        $10.75645               0
   01/01/2011 to 12/31/2011                              $10.75645        $11.53116               0
   01/01/2012 to 12/31/2012                              $11.53116        $11.88456               0
   01/01/2013 to 12/31/2013                              $11.88456        $11.33245               0
   01/01/2014 to 12/31/2014                              $11.33245        $11.73096               0
----------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   03/15/2010 to 12/31/2010                               $9.98688        $10.82935               0
   01/01/2011 to 12/31/2011                              $10.82935        $10.20729               0
   01/01/2012 to 12/31/2012                              $10.20729        $12.22327               0
   01/01/2013 to 12/31/2013                              $12.22327        $15.18002               0
   01/01/2014 to 12/31/2014                              $15.18002        $15.30634             281
----------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.99775        $10.80508               0
   01/01/2011 to 12/31/2011                              $10.80508        $10.45133               0
   01/01/2012 to 12/31/2012                              $10.45133        $11.90597             949
   01/01/2013 to 12/31/2013                              $11.90597        $15.83692             365
   01/01/2014 to 12/31/2014                              $15.83692        $16.75152             259
----------------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   08/20/2012* to 12/31/2012                              $9.99776        $10.15622               0
   01/01/2013 to 12/31/2013                              $10.15622        $13.29201               0
   01/01/2014 to 12/31/2014                              $13.29201        $14.25459               0
----------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.98801        $11.43201             896
   01/01/2011 to 12/31/2011                              $11.43201        $10.73996             319
   01/01/2012 to 12/31/2012                              $10.73996        $12.37341             166
   01/01/2013 to 12/31/2013                              $12.37341        $15.94209              70
   01/01/2014 to 12/31/2014                              $15.94209        $17.83365              64
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   03/15/2010 to 12/31/2010                               $9.99776         $9.78359               0
   01/01/2011 to 12/31/2011                               $9.78359         $9.52209           6,523
   01/01/2012 to 12/31/2012                               $9.52209         $9.26522               0
   01/01/2013 to 12/31/2013                               $9.26522         $9.01512               0
   01/01/2014 to 12/31/2014                               $9.01512         $8.77178               0
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.99030        $11.16638          11,233
   01/01/2011 to 12/31/2011                              $11.16638        $10.59540           4,308
   01/01/2012 to 12/31/2012                              $10.59540        $12.07466           2,440
   01/01/2013 to 12/31/2013                              $12.07466        $16.68426             865
   01/01/2014 to 12/31/2014                              $16.68426        $18.54723           1,437
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   10/31/2011* to 12/31/2011                             $10.02766        $10.05209               0
   01/01/2012 to 12/31/2012                              $10.05209        $10.25677               0
   01/01/2013 to 12/31/2013                              $10.25677         $9.69703               0
   01/01/2014 to 12/31/2014                               $9.69703         $9.92126               0
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.95805        $11.85179             855
   01/01/2011 to 12/31/2011                              $11.85179        $11.72679             284
   01/01/2012 to 12/31/2012                              $11.72679        $12.82251             159
   01/01/2013 to 12/31/2013                              $12.82251        $16.54506              68
   01/01/2014 to 12/31/2014                              $16.54506        $17.37638              66
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.97218        $11.35834               0
   01/01/2011 to 04/29/2011                              $11.35834        $12.69571               0
----------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
   04/30/2012* to 12/31/2012                              $9.99776        $10.24890             537
   01/01/2013 to 12/31/2013                              $10.24890        $11.85845             323
   01/01/2014 to 12/31/2014                              $11.85845        $12.13121             279

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   03/15/2010 to 12/31/2010                             $9.93823        $11.60441          13,606
   01/01/2011 to 12/31/2011                            $11.60441         $9.00244           6,037
   01/01/2012 to 12/31/2012                             $9.00244        $10.32934           1,429
   01/01/2013 to 12/31/2013                            $10.32934        $10.07284           1,027
   01/01/2014 to 12/31/2014                            $10.07284         $9.34178           1,860
--------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   03/15/2010 to 12/31/2010                            $10.00718        $10.01971               0
   01/01/2011 to 12/31/2011                            $10.01971         $9.96892               0
   01/01/2012 to 12/31/2012                             $9.96892        $10.15469               0
   01/01/2013 to 12/31/2013                            $10.15469         $9.66568               0
   01/01/2014 to 12/31/2014                             $9.66568         $9.39565               0
--------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   03/15/2010 to 12/31/2010                            $10.00610        $10.29072          34,085
   01/01/2011 to 12/31/2011                            $10.29072        $10.33172          14,526
   01/01/2012 to 12/31/2012                            $10.33172        $10.98946          11,465
   01/01/2013 to 12/31/2013                            $10.98946        $10.49630           5,998
   01/01/2014 to 12/31/2014                            $10.49630        $10.64502           7,273
--------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                             $9.98872        $10.53285          24,918
   01/01/2011 to 12/31/2011                            $10.53285        $10.35103          33,863
   01/01/2012 to 12/31/2012                            $10.35103        $11.11596          27,178
   01/01/2013 to 12/31/2013                            $11.11596        $11.81223          13,265
   01/01/2014 to 12/31/2014                            $11.81223        $12.15718          13,104
--------------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   10/31/2011* to 12/31/2011                           $10.01767        $10.05196               0
   01/01/2012 to 12/31/2012                            $10.05196        $10.47550               0
   01/01/2013 to 12/31/2013                            $10.47550         $9.95682               0
   01/01/2014 to 12/31/2014                             $9.95682        $10.27510           2,700
--------------------------------------------------------------------------------------------------------
AST Prudential Growth Allocation Portfolio
   03/15/2010 to 12/31/2010                             $9.96274        $11.43865           4,114
   01/01/2011 to 12/31/2011                            $11.43865        $10.43861           5,489
   01/01/2012 to 12/31/2012                            $10.43861        $11.46855           5,542
   01/01/2013 to 12/31/2013                            $11.46855        $13.05885           1,027
   01/01/2014 to 12/31/2014                            $13.05885        $13.87493           1,848
--------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   03/15/2010 to 12/31/2010                             $9.99775        $10.82499               0
   01/01/2011 to 12/31/2011                            $10.82499        $10.89734               0
   01/01/2012 to 12/31/2012                            $10.89734        $12.59643               0
   01/01/2013 to 12/31/2013                            $12.59643        $16.23101               0
   01/01/2014 to 12/31/2014                            $16.23101        $18.51134               0
--------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   05/02/2011* to 12/31/2011                            $9.99775         $8.83594               0
   01/01/2012 to 12/31/2012                             $8.83594         $9.72824               0
   01/01/2013 to 12/31/2013                             $9.72824        $11.58574               0
   01/01/2014 to 12/31/2014                            $11.58574        $12.00578               0
--------------------------------------------------------------------------------------------------------
AST RCM World Trends Portfolio
   03/15/2010 to 12/31/2010                             $9.98681        $10.72024          22,653
   01/01/2011 to 12/31/2011                            $10.72024        $10.24187          11,198
   01/01/2012 to 12/31/2012                            $10.24187        $10.98948          14,026
   01/01/2013 to 12/31/2013                            $10.98948        $12.02286           3,493
   01/01/2014 to 12/31/2014                            $12.02286        $12.29951           3,930
--------------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
   03/15/2010 to 12/31/2010                             $9.97700        $10.90649           1,937
   01/01/2011 to 12/31/2011                            $10.90649        $10.35901           1,307
   01/01/2012 to 12/31/2012                            $10.35901        $11.68163           2,083
   01/01/2013 to 12/31/2013                            $11.68163        $13.41903           2,674
   01/01/2014 to 12/31/2014                            $13.41903        $13.76603           1,789

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
   03/15/2010 to 12/31/2010                                 $9.98163        $10.69944           4,908
   01/01/2011 to 12/31/2011                                $10.69944        $10.05905          14,923
   01/01/2012 to 12/31/2012                                $10.05905        $10.87696           9,428
   01/01/2013 to 12/31/2013                                $10.87696        $12.10742           1,402
   01/01/2014 to 12/31/2014                                $12.10742        $12.13822           1,604
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Opportunities Portfolio
formerly, AST Federated Aggressive Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.97108        $12.08395           1,284
   01/01/2011 to 12/31/2011                                $12.08395        $10.21630             491
   01/01/2012 to 12/31/2012                                $10.21630        $11.93538             263
   01/01/2013 to 12/31/2013                                $11.93538        $16.35278             106
   01/01/2014 to 12/31/2014                                $16.35278        $16.69730             103
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.96013        $12.54113             789
   01/01/2011 to 12/31/2011                                $12.54113        $12.08356             244
   01/01/2012 to 12/31/2012                                $12.08356        $13.18823             109
   01/01/2013 to 12/31/2013                                $13.18823        $17.34591              63
   01/01/2014 to 12/31/2014                                $17.34591        $17.52204             401
------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                 $9.96356        $11.39766               0
   01/01/2011 to 12/31/2011                                $11.39766        $10.42757               0
   01/01/2012 to 12/31/2012                                $10.42757        $11.98804               0
   01/01/2013 to 12/31/2013                                $11.98804        $16.02732               0
   01/01/2014 to 12/31/2014                                $16.02732        $16.41607               0
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                 $9.99145        $10.62833          40,395
   01/01/2011 to 12/31/2011                                $10.62833        $10.54700          68,629
   01/01/2012 to 12/31/2012                                $10.54700        $11.64682          51,417
   01/01/2013 to 12/31/2013                                $11.64682        $13.24003          32,848
   01/01/2014 to 12/31/2014                                $13.24003        $13.64001          51,848
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   03/15/2010 to 12/31/2010                                 $9.98509        $10.47453             357
   01/01/2011 to 12/31/2011                                $10.47453        $10.02508             170
   01/01/2012 to 12/31/2012                                $10.02508        $11.43666             143
   01/01/2013 to 12/31/2013                                $11.43666        $14.43135             653
   01/01/2014 to 12/31/2014                                $14.43135        $15.09027           2,656
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.97033        $11.06962               0
   01/01/2011 to 12/31/2011                                $11.06962        $10.58857               0
   01/01/2012 to 12/31/2012                                $10.58857        $12.11375               0
   01/01/2013 to 12/31/2013                                $12.11375        $16.97611               0
   01/01/2014 to 12/31/2014                                $16.97611        $17.89630               0
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   03/15/2010 to 12/31/2010                                 $9.85900        $11.40731           1,645
   01/01/2011 to 12/31/2011                                $11.40731         $9.44376             765
   01/01/2012 to 12/31/2012                                 $9.44376         $9.52074           1,533
   01/01/2013 to 12/31/2013                                 $9.52074        $10.68860             505
   01/01/2014 to 12/31/2014                                $10.68860         $9.53026           1,283
------------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   03/15/2010 to 12/31/2010                                 $9.97944        $10.24908           2,413
   01/01/2011 to 12/31/2011                                $10.24908        $10.38419           1,259
   01/01/2012 to 12/31/2012                                $10.38419        $10.63128           1,264
   01/01/2013 to 12/31/2013                                $10.63128         $9.95593           1,025
   01/01/2014 to 12/31/2014                                 $9.95593         $9.74100             835

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
   05/02/2011* to 12/31/2011                                 $9.99775         $8.77381               0
   01/01/2012 to 12/31/2012                                  $8.77381         $9.47622               0
   01/01/2013 to 12/31/2013                                  $9.47622        $11.11097              96
   01/01/2014 to 12/31/2014                                 $11.11097        $11.40603              96
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   03/15/2010 to 12/31/2010                                  $9.99775        $10.33756           8,792
   01/01/2011 to 12/31/2011                                 $10.33756        $10.66490           3,905
   01/01/2012 to 12/31/2012                                 $10.66490        $11.19133           2,442
   01/01/2013 to 12/31/2013                                 $11.19133        $10.72657             430
   01/01/2014 to 12/31/2014                                 $10.72657        $11.18815           1,938
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
   03/15/2010 to 12/31/2010                                  $9.97028        $10.57635          19,134
   01/01/2011 to 12/31/2011                                 $10.57635        $10.11938          17,530
   01/01/2012 to 09/21/2012                                 $10.11938        $11.24896               0



 *  Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT C SERIES
                   Pruco Life Insurance Company of New Jersey
                                   Prospectus

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.75%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.96784        $10.81229           70,797
   01/01/2011 to 12/31/2011                              $10.81229        $10.34079          200,155
   01/01/2012 to 12/31/2012                              $10.34079        $11.43628          311,496
   01/01/2013 to 12/31/2013                              $11.43628        $12.35682          322,481
   01/01/2014 to 12/31/2014                              $12.35682        $12.60414          286,857
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
   03/15/2010 to 12/31/2010                               $9.97853        $10.91830           40,209
   01/01/2011 to 12/31/2011                              $10.91830        $10.73950           90,101
   01/01/2012 to 12/31/2012                              $10.73950        $11.99147          278,746
   01/01/2013 to 12/31/2013                              $11.99147        $13.73227          348,132
   01/01/2014 to 12/31/2014                              $13.73227        $14.31600          328,965
----------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
   03/15/2010 to 12/31/2010                              $10.00706        $10.81301                0
   01/01/2011 to 12/31/2011                              $10.81301        $11.00358            3,393
   01/01/2012 to 05/04/2012                              $11.00358        $11.95181                0
----------------------------------------------------------------------------------------------------------
AST AQR Emerging Markets Equity Portfolio
   02/25/2013* to 12/31/2013                              $9.99855        $10.08662                0
   01/01/2014 to 12/31/2014                              $10.08662         $9.60035              233
----------------------------------------------------------------------------------------------------------
AST AQR Large-Cap Portfolio
   04/29/2013* to 12/31/2013                              $9.99855        $11.62919                0
   01/01/2014 to 12/31/2014                              $11.62919        $12.93054                0
----------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.98880        $10.77058          556,518
   01/01/2011 to 12/31/2011                              $10.77058        $10.45375          735,796
   01/01/2012 to 12/31/2012                              $10.45375        $11.55181        1,055,670
   01/01/2013 to 12/31/2013                              $11.55181        $13.35262        1,104,395
   01/01/2014 to 12/31/2014                              $13.35262        $13.97452        1,120,716

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
   05/02/2011* to 12/31/2011                                      $9.99855         $9.16071          41,927
   01/01/2012 to 12/31/2012                                       $9.16071        $10.07084         113,292
   01/01/2013 to 12/31/2013                                      $10.07084        $10.96850         130,330
   01/01/2014 to 12/31/2014                                      $10.96850        $11.30407         120,871
------------------------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF Portfolio
   04/29/2013* to 12/31/2013                                      $9.99855        $10.49291               0
   01/01/2014 to 12/31/2014                                      $10.49291        $10.67819               0
------------------------------------------------------------------------------------------------------------------
AST Boston Partners Large-Cap Value Portfolio
formerly, AST Jennison Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                       $9.97172        $10.57991             122
   01/01/2011 to 12/31/2011                                      $10.57991         $9.78468             397
   01/01/2012 to 12/31/2012                                       $9.78468        $10.88540           1,670
   01/01/2013 to 12/31/2013                                      $10.88540        $14.05625           1,330
   01/01/2014 to 12/31/2014                                      $14.05625        $15.22805           1,151
------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                       $9.97772        $10.85132          55,360
   01/01/2011 to 12/31/2011                                      $10.85132        $10.40307         191,947
   01/01/2012 to 12/31/2012                                      $10.40307        $11.62338         326,355
   01/01/2013 to 12/31/2013                                      $11.62338        $14.01007         456,099
   01/01/2014 to 12/31/2014                                      $14.01007        $14.72777         538,820
------------------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   02/25/2013* to 12/31/2013                                      $9.99855        $11.65291               0
   01/01/2014 to 12/31/2014                                      $11.65291        $13.00714           1,253
------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   03/15/2010 to 12/31/2010                                       $9.95994        $11.80558             608
   01/01/2011 to 12/31/2011                                      $11.80558        $12.36368           5,148
   01/01/2012 to 12/31/2012                                      $12.36368        $14.01142          39,913
   01/01/2013 to 12/31/2013                                      $14.01142        $14.19752          41,259
   01/01/2014 to 12/31/2014                                      $14.19752        $18.26133          38,173
------------------------------------------------------------------------------------------------------------------
AST Defensive Asset Allocation Portfolio
   04/29/2013* to 12/31/2013                                      $9.99855         $9.68265           3,288
   01/01/2014 to 12/31/2014                                       $9.68265         $9.99867           3,277
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis Quantitative Portfolio
formerly, AST First Trust Balanced Target Portfolio
   03/15/2010 to 12/31/2010                                       $9.97603        $11.03356         140,962
   01/01/2011 to 12/31/2011                                      $11.03356        $10.67767         256,537
   01/01/2012 to 12/31/2012                                      $10.67767        $11.60637         344,261
   01/01/2013 to 12/31/2013                                      $11.60637        $13.08645         382,291
   01/01/2014 to 12/31/2014                                      $13.08645        $13.26266         379,242
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                       $9.99855        $10.89984          14,070
   01/01/2011 to 12/31/2011                                      $10.89984        $10.44463          34,522
   01/01/2012 to 12/31/2012                                      $10.44463        $11.66085          90,222
   01/01/2013 to 12/31/2013                                      $11.66085        $13.65927         112,698
   01/01/2014 to 12/31/2014                                      $13.65927        $14.18774         110,585
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
   04/30/2012* to 12/31/2012                                      $9.99855        $10.74075         175,567
   01/01/2013 to 12/31/2013                                      $10.74075        $13.13530         221,019
   01/01/2014 to 12/31/2014                                      $13.13530        $13.31551         209,879
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Plus Portfolio
   04/29/2013* to 12/31/2013                                      $9.99855        $10.80906          90,753
   01/01/2014 to 12/31/2014                                      $10.80906        $10.89171         107,924
------------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   03/15/2010 to 12/31/2010                                       $9.97022        $11.56479             577
   01/01/2011 to 12/31/2011                                      $11.56479        $10.79005           1,398
   01/01/2012 to 12/31/2012                                      $10.79005        $13.44257           2,730
   01/01/2013 to 12/31/2013                                      $13.44257        $13.78162           2,533
   01/01/2014 to 12/31/2014                                      $13.78162        $15.42574           1,596

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
   03/15/2010 to 12/31/2010                           $10.01855        $10.79913             383
   01/01/2011 to 12/31/2011                           $10.79913        $10.19048             674
   01/01/2012 to 12/31/2012                           $10.19048        $11.99072           1,778
   01/01/2013 to 12/31/2013                           $11.99072        $15.28447           1,521
   01/01/2014 to 02/07/2014                           $15.28447        $15.03485               0
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                            $9.99180        $10.78349             482
   01/01/2011 to 12/31/2011                           $10.78349        $10.01031           1,499
   01/01/2012 to 12/31/2012                           $10.01031        $11.76913           3,153
   01/01/2013 to 12/31/2013                           $11.76913        $15.44191           2,992
   01/01/2014 to 12/31/2014                           $15.44191        $17.16409           2,594
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                           $10.01987        $11.43545           2,825
   01/01/2011 to 12/31/2011                           $11.43545        $10.90107           2,149
   01/01/2012 to 12/31/2012                           $10.90107        $12.81077          12,362
   01/01/2013 to 12/31/2013                           $12.81077        $16.63853          12,061
   01/01/2014 to 12/31/2014                           $16.63853        $18.23178          11,109
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Multi-Asset Portfolio
   03/15/2010 to 12/31/2010                            $9.98829        $10.72009         148,622
   01/01/2011 to 12/31/2011                           $10.72009        $10.47940         284,287
   01/01/2012 to 12/31/2012                           $10.47940        $11.33878         457,838
   01/01/2013 to 12/31/2013                           $11.33878        $12.23442         394,386
   01/01/2014 to 12/31/2014                           $12.23442        $12.50612         381,042
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                            $9.96518        $11.51063           1,574
   01/01/2011 to 12/31/2011                           $11.51063        $11.45679           2,396
   01/01/2012 to 12/31/2012                           $11.45679        $13.02209          10,993
   01/01/2013 to 12/31/2013                           $13.02209        $17.76015           9,355
   01/01/2014 to 12/31/2014                           $17.76015        $18.70544           9,414
-------------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                            $9.98616        $10.68707           6,499
   01/01/2011 to 12/31/2011                           $10.68707        $10.44865           7,684
   01/01/2012 to 12/31/2012                           $10.44865        $11.64133          11,696
   01/01/2013 to 12/31/2013                           $11.64133        $15.39843          12,289
   01/01/2014 to 12/31/2014                           $15.39843        $15.36465          12,323
-------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   03/15/2010 to 12/31/2010                            $9.98452        $10.78171          15,135
   01/01/2011 to 12/31/2011                           $10.78171        $10.92947          20,124
   01/01/2012 to 12/31/2012                           $10.92947        $12.22775          38,691
   01/01/2013 to 12/31/2013                           $12.22775        $12.87634          37,084
   01/01/2014 to 12/31/2014                           $12.87634        $12.97458          33,611
-------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   03/15/2010 to 12/31/2010                            $9.92938        $11.27694             120
   01/01/2011 to 12/31/2011                           $11.27694         $9.64782           1,856
   01/01/2012 to 12/31/2012                            $9.64782        $11.40938           2,713
   01/01/2013 to 12/31/2013                           $11.40938        $13.34589           3,681
   01/01/2014 to 12/31/2014                           $13.34589        $12.38793           3,930
-------------------------------------------------------------------------------------------------------
AST International Value Portfolio
   03/15/2010 to 12/31/2010                            $9.92925        $10.81483               0
   01/01/2011 to 12/31/2011                           $10.81483         $9.29226           1,340
   01/01/2012 to 12/31/2012                            $9.29226        $10.65209           1,841
   01/01/2013 to 12/31/2013                           $10.65209        $12.50310           2,015
   01/01/2014 to 12/31/2014                           $12.50310        $11.46080           2,171

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST Investment Grade Bond Portfolio
   03/15/2010 to 12/31/2010                             $10.00678        $10.61892               0
   01/01/2011 to 12/31/2011                             $10.61892        $11.73180         721,427
   01/01/2012 to 12/31/2012                             $11.73180        $12.60988         257,180
   01/01/2013 to 12/31/2013                             $12.60988        $11.99498          24,827
   01/01/2014 to 12/31/2014                             $11.99498        $12.57818          42,097
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
   03/15/2010 to 12/31/2010                              $9.97679        $10.89130          41,388
   01/01/2011 to 12/31/2011                             $10.89130        $10.64008          96,297
   01/01/2012 to 12/31/2012                             $10.64008        $11.87362         170,252
   01/01/2013 to 12/31/2013                             $11.87362        $13.56520         140,636
   01/01/2014 to 12/31/2014                             $13.56520        $14.17605         130,776
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan International Equity Portfolio
   03/15/2010 to 12/31/2010                              $9.92190        $10.57658           1,581
   01/01/2011 to 12/31/2011                             $10.57658         $9.44081           3,859
   01/01/2012 to 12/31/2012                              $9.44081        $11.30753           9,860
   01/01/2013 to 12/31/2013                             $11.30753        $12.81614          11,578
   01/01/2014 to 12/31/2014                             $12.81614        $11.79034           8,276
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
   03/15/2010 to 12/31/2010                              $9.99855        $10.60650          75,332
   01/01/2011 to 12/31/2011                             $10.60650        $10.44555         151,898
   01/01/2012 to 12/31/2012                             $10.44555        $11.36262         162,802
   01/01/2013 to 12/31/2013                             $11.36262        $12.39541         138,935
   01/01/2014 to 12/31/2014                             $12.39541        $12.84217         128,325
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.97140        $10.79575             644
   01/01/2011 to 12/31/2011                             $10.79575        $10.67737           2,411
   01/01/2012 to 12/31/2012                             $10.67737        $12.08337           7,072
   01/01/2013 to 12/31/2013                             $12.08337        $16.20460           8,291
   01/01/2014 to 12/31/2014                             $16.20460        $17.43420           7,653
---------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                              $9.99054        $10.63757               0
   01/01/2011 to 12/31/2011                             $10.63757        $10.01439             484
   01/01/2012 to 12/31/2012                             $10.01439        $11.50030           5,078
   01/01/2013 to 12/31/2013                             $11.50030        $15.80305           8,220
   01/01/2014 to 12/31/2014                             $15.80305        $17.66086           3,847
---------------------------------------------------------------------------------------------------------
AST Legg Mason Diversified Growth Portfolio
   11/24/2014* to 12/31/2014                             $9.99855         $9.94073               0
---------------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.99265        $11.32577           4,345
   01/01/2011 to 12/31/2011                             $11.32577        $11.02625          11,728
   01/01/2012 to 12/31/2012                             $11.02625        $12.16189          16,208
   01/01/2013 to 12/31/2013                             $12.16189        $16.32387          14,548
   01/01/2014 to 12/31/2014                             $16.32387        $17.73664          14,446
---------------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   03/15/2010 to 12/31/2010                              $9.98873        $10.84081          12,332
   01/01/2011 to 12/31/2011                             $10.84081        $11.73472          24,974
   01/01/2012 to 12/31/2012                             $11.73472        $12.21267          50,843
   01/01/2013 to 12/31/2013                             $12.21267        $11.75897          44,181
   01/01/2014 to 12/31/2014                             $11.75897        $12.29123          41,976
---------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   03/15/2010 to 12/31/2010                              $9.98768        $10.91439             569
   01/01/2011 to 12/31/2011                             $10.91439        $10.38774           2,245
   01/01/2012 to 12/31/2012                             $10.38774        $12.56100           3,063
   01/01/2013 to 12/31/2013                             $12.56100        $15.75160           3,033
   01/01/2014 to 12/31/2014                             $15.75160        $16.03772           3,135

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.99855        $10.88984             264
   01/01/2011 to 12/31/2011                              $10.88984        $10.63594           1,273
   01/01/2012 to 12/31/2012                              $10.63594        $12.23483           5,168
   01/01/2013 to 12/31/2013                              $12.23483        $16.43313           5,217
   01/01/2014 to 12/31/2014                              $16.43313        $17.55182           2,399
----------------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   08/20/2012* to 12/31/2012                              $9.99855        $10.19294               0
   01/01/2013 to 12/31/2013                              $10.19294        $13.47007               0
   01/01/2014 to 12/31/2014                              $13.47007        $14.58654               0
----------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.98881        $11.52183             123
   01/01/2011 to 12/31/2011                              $11.52183        $10.92973           1,469
   01/01/2012 to 12/31/2012                              $10.92973        $12.71518           9,263
   01/01/2013 to 12/31/2013                              $12.71518        $16.54223           7,359
   01/01/2014 to 12/31/2014                              $16.54223        $18.68576           5,413
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   03/15/2010 to 12/31/2010                               $9.99855         $9.86040          17,924
   01/01/2011 to 12/31/2011                               $9.86040         $9.69018          94,379
   01/01/2012 to 12/31/2012                               $9.69018         $9.52120          32,000
   01/01/2013 to 12/31/2013                               $9.52120         $9.35451          48,750
   01/01/2014 to 12/31/2014                               $9.35451         $9.19061          28,613
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.99110        $11.25415           1,358
   01/01/2011 to 12/31/2011                              $11.25415        $10.78277           3,655
   01/01/2012 to 12/31/2012                              $10.78277        $12.40835           8,885
   01/01/2013 to 12/31/2013                              $12.40835        $17.31263          11,620
   01/01/2014 to 12/31/2014                              $17.31263        $19.43362           6,290
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   10/31/2011* to 12/31/2011                             $10.02846        $10.06897             819
   01/01/2012 to 12/31/2012                              $10.06897        $10.37450          10,425
   01/01/2013 to 12/31/2013                              $10.37450         $9.90413           3,017
   01/01/2014 to 12/31/2014                               $9.90413        $10.23216           3,000
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.95884        $11.94484             524
   01/01/2011 to 12/31/2011                              $11.94484        $11.93405           4,107
   01/01/2012 to 12/31/2012                              $11.93405        $13.17681           5,116
   01/01/2013 to 12/31/2013                              $13.17681        $17.16823           3,592
   01/01/2014 to 12/31/2014                              $17.16823        $18.20697           2,896
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.97297        $11.44748             475
   01/01/2011 to 04/29/2011                              $11.44748        $12.83593               0
----------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
   04/30/2012* to 12/31/2012                              $9.99855        $10.31667          14,557
   01/01/2013 to 12/31/2013                              $10.31667        $12.05335          44,361
   01/01/2014 to 12/31/2014                              $12.05335        $12.45104          46,801
----------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   03/15/2010 to 12/31/2010                               $9.93903        $11.69549           2,517
   01/01/2011 to 12/31/2011                              $11.69549         $9.16163           7,758
   01/01/2012 to 12/31/2012                               $9.16163        $10.61502          12,375
   01/01/2013 to 12/31/2013                              $10.61502        $10.45258          12,053
   01/01/2014 to 12/31/2014                              $10.45258         $9.78876           9,032
----------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   03/15/2010 to 12/31/2010                              $10.00797        $10.09850          15,360
   01/01/2011 to 12/31/2011                              $10.09850        $10.14512          25,213
   01/01/2012 to 12/31/2012                              $10.14512        $10.43537          79,837
   01/01/2013 to 12/31/2013                              $10.43537        $10.02994          74,312
   01/01/2014 to 12/31/2014                              $10.02994         $9.84500          46,640

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   03/15/2010 to 12/31/2010                                $10.00690        $10.37151          77,058
   01/01/2011 to 12/31/2011                                $10.37151        $10.51419         160,743
   01/01/2012 to 12/31/2012                                $10.51419        $11.29299         328,827
   01/01/2013 to 12/31/2013                                $11.29299        $10.89150         287,416
   01/01/2014 to 12/31/2014                                $10.89150        $11.15372         229,484
------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                 $9.98952        $10.61539         134,781
   01/01/2011 to 12/31/2011                                $10.61539        $10.53375         270,726
   01/01/2012 to 12/31/2012                                $10.53375        $11.42278         485,810
   01/01/2013 to 12/31/2013                                $11.42278        $12.25678         450,002
   01/01/2014 to 12/31/2014                                $12.25678        $12.73782         401,403
------------------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   10/31/2011* to 12/31/2011                               $10.01847        $10.06887               0
   01/01/2012 to 12/31/2012                                $10.06887        $10.59579          10,424
   01/01/2013 to 12/31/2013                                $10.59579        $10.16961          10,395
   01/01/2014 to 12/31/2014                                $10.16961        $10.59719          11,269
------------------------------------------------------------------------------------------------------------
AST Prudential Growth Allocation Portfolio
   03/15/2010 to 12/31/2010                                 $9.96354        $11.52850          28,273
   01/01/2011 to 12/31/2011                                $11.52850        $10.62310         110,504
   01/01/2012 to 12/31/2012                                $10.62310        $11.78553         201,862
   01/01/2013 to 12/31/2013                                $11.78553        $13.55074         253,922
   01/01/2014 to 12/31/2014                                $13.55074        $14.53817         298,038
------------------------------------------------------------------------------------------------------------
AST QMA Emerging Markets Equity Portfolio
   02/25/2013* to 12/31/2013                                $9.99855         $9.59411               0
   01/01/2014 to 12/31/2014                                 $9.59411         $9.19385               0
------------------------------------------------------------------------------------------------------------
AST QMA Large-Cap Portfolio
   04/29/2013* to 12/31/2013                                $9.99855        $11.66876               0
   01/01/2014 to 12/31/2014                                $11.66876        $13.21199               0
------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   03/15/2010 to 12/31/2010                                 $9.99855        $10.90996           1,251
   01/01/2011 to 12/31/2011                                $10.90996        $11.08995           1,901
   01/01/2012 to 12/31/2012                                $11.08995        $12.94442           6,204
   01/01/2013 to 12/31/2013                                $12.94442        $16.84217           7,753
   01/01/2014 to 12/31/2014                                $16.84217        $19.39582           8,035
------------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   05/02/2011* to 12/31/2011                                $9.99855         $8.89388               0
   01/01/2012 to 12/31/2012                                 $8.89388         $9.88784               0
   01/01/2013 to 12/31/2013                                 $9.88784        $11.89068               0
   01/01/2014 to 12/31/2014                                $11.89068        $12.44210             204
------------------------------------------------------------------------------------------------------------
AST RCM World Trends Portfolio
   03/15/2010 to 12/31/2010                                 $9.98761        $10.80442          55,196
   01/01/2011 to 12/31/2011                                $10.80442        $10.42280          76,200
   01/01/2012 to 12/31/2012                                $10.42280        $11.29307         203,461
   01/01/2013 to 12/31/2013                                $11.29307        $12.47561         211,709
   01/01/2014 to 12/31/2014                                $12.47561        $12.88732         205,719
------------------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
   03/15/2010 to 12/31/2010                                 $9.97780        $10.99214          17,436
   01/01/2011 to 12/31/2011                                $10.99214        $10.54213         144,618
   01/01/2012 to 12/31/2012                                $10.54213        $12.00445         410,250
   01/01/2013 to 12/31/2013                                $12.00445        $13.92450         428,520
   01/01/2014 to 12/31/2014                                $13.92450        $14.42400         368,261
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
   03/15/2010 to 12/31/2010                                 $9.98243        $10.78348          33,583
   01/01/2011 to 12/31/2011                                $10.78348        $10.23692          66,889
   01/01/2012 to 12/31/2012                                $10.23692        $11.17775          99,094
   01/01/2013 to 12/31/2013                                $11.17775        $12.56362         118,142
   01/01/2014 to 12/31/2014                                $12.56362        $12.71850          96,534

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Opportunities Portfolio
formerly, AST Federated Aggressive Growth Portfolio
   03/15/2010 to 12/31/2010                                $9.97188        $12.17884             115
   01/01/2011 to 12/31/2011                               $12.17884        $10.39703           2,465
   01/01/2012 to 12/31/2012                               $10.39703        $12.26529           5,987
   01/01/2013 to 12/31/2013                               $12.26529        $16.96880           5,328
   01/01/2014 to 12/31/2014                               $16.96880        $17.49567           4,794
-----------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                $9.96093        $12.63958           1,253
   01/01/2011 to 12/31/2011                               $12.63958        $12.29711           5,638
   01/01/2012 to 12/31/2012                               $12.29711        $13.55270           6,243
   01/01/2013 to 12/31/2013                               $13.55270        $17.99922           7,693
   01/01/2014 to 12/31/2014                               $17.99922        $18.35966           6,536
-----------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                $9.96436        $11.48713             157
   01/01/2011 to 12/31/2011                               $11.48713        $10.61184             754
   01/01/2012 to 12/31/2012                               $10.61184        $12.31926           6,898
   01/01/2013 to 12/31/2013                               $12.31926        $16.63069           6,285
   01/01/2014 to 12/31/2014                               $16.63069        $17.20048           5,238
-----------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                $9.99224        $10.71167         106,714
   01/01/2011 to 12/31/2011                               $10.71167        $10.73326         194,274
   01/01/2012 to 12/31/2012                               $10.73326        $11.96839         478,079
   01/01/2013 to 12/31/2013                               $11.96839        $13.73841         553,456
   01/01/2014 to 12/31/2014                               $13.73841        $14.29175         477,005
-----------------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   03/15/2010 to 12/31/2010                                $9.98589        $10.55674             395
   01/01/2011 to 12/31/2011                               $10.55674        $10.20221             647
   01/01/2012 to 12/31/2012                               $10.20221        $11.75254           7,828
   01/01/2013 to 12/31/2013                               $11.75254        $14.97466          23,509
   01/01/2014 to 12/31/2014                               $14.97466        $15.81124          21,234
-----------------------------------------------------------------------------------------------------------
AST T. Rowe Price Growth Opportunities Portfolio
   02/10/2014* to 12/31/2014                               $9.99855        $10.50266               0
-----------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                $9.97113        $11.15658           1,422
   01/01/2011 to 12/31/2011                               $11.15658        $10.77586           5,045
   01/01/2012 to 12/31/2012                               $10.77586        $12.44852          25,278
   01/01/2013 to 12/31/2013                               $12.44852        $17.61549          28,771
   01/01/2014 to 12/31/2014                               $17.61549        $18.75163          27,625
-----------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   03/15/2010 to 12/31/2010                                $9.85980        $11.49684           1,559
   01/01/2011 to 12/31/2011                               $11.49684         $9.61076           8,511
   01/01/2012 to 12/31/2012                                $9.61076         $9.78378          11,606
   01/01/2013 to 12/31/2013                                $9.78378        $11.09103           9,649
   01/01/2014 to 12/31/2014                               $11.09103         $9.98573           9,002
-----------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   03/15/2010 to 12/31/2010                                $9.98023        $10.32968           5,180
   01/01/2011 to 12/31/2011                               $10.32968        $10.56776           7,841
   01/01/2012 to 12/31/2012                               $10.56776        $10.92516          20,052
   01/01/2013 to 12/31/2013                               $10.92516        $10.33107          22,631
   01/01/2014 to 12/31/2014                               $10.33107        $10.20677          19,882
-----------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
   05/02/2011* to 12/31/2011                               $9.99855         $8.83142          51,400
   01/01/2012 to 12/31/2012                                $8.83142         $9.63179           9,702
   01/01/2013 to 12/31/2013                                $9.63179        $11.40350          17,445
   01/01/2014 to 12/31/2014                               $11.40350        $11.82063          33,453

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   03/15/2010 to 12/31/2010                                  $9.99855        $10.41878          16,728
   01/01/2011 to 12/31/2011                                 $10.41878        $10.85342          21,871
   01/01/2012 to 12/31/2012                                 $10.85342        $11.50067          55,522
   01/01/2013 to 12/31/2013                                 $11.50067        $11.13076          39,746
   01/01/2014 to 12/31/2014                                 $11.13076        $11.72299          42,028
-------------------------------------------------------------------------------------------------------------
AST Western Asset Emerging Markets Debt Portfolio
   08/20/2012* to 12/31/2012                                 $9.99855        $10.38171               0
   01/01/2013 to 12/31/2013                                 $10.38171         $9.37029               0
   01/01/2014 to 12/31/2014                                  $9.37029         $9.33099             648
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
   03/15/2010 to 12/31/2010                                  $9.97108        $10.65939          44,224
   01/01/2011 to 12/31/2011                                 $10.65939        $10.29816         106,092
   01/01/2012 to 09/21/2012                                 $10.29816        $11.52878               0



 *  Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT C SERIES
                   Pruco Life Insurance Company of New Jersey
                                   Prospectus

 ACCUMULATION UNIT VALUES: With HAV and HD GRO II OR HAV and GRO Plus II (2.75%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.96700        $10.72366           172
   01/01/2011 to 12/31/2011                              $10.72366        $10.15189             5
   01/01/2012 to 12/31/2012                              $10.15189        $11.11296             4
   01/01/2013 to 12/31/2013                              $11.11296        $11.88536             0
   01/01/2014 to 12/31/2014                              $11.88536        $11.99986             0
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
   03/15/2010 to 12/31/2010                               $9.97769        $10.82881           343
   01/01/2011 to 12/31/2011                              $10.82881        $10.54338            10
   01/01/2012 to 12/31/2012                              $10.54338        $11.65245             7
   01/01/2013 to 12/31/2013                              $11.65245        $13.20831             2
   01/01/2014 to 12/31/2014                              $13.20831        $13.62968             2
----------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
   03/15/2010 to 12/31/2010                              $10.00622        $10.72434             0
   01/01/2011 to 12/31/2011                              $10.72434        $10.80251             0
   01/01/2012 to 05/04/2012                              $10.80251        $11.69228             0
----------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                               $9.98796        $10.68235             0
   01/01/2011 to 12/31/2011                              $10.68235        $10.26283             0
   01/01/2012 to 12/31/2012                              $10.26283        $11.22520             0
   01/01/2013 to 12/31/2013                              $11.22520        $12.84311             0
   01/01/2014 to 12/31/2014                              $12.84311        $13.30447             0
----------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
   05/02/2011* to 12/31/2011                              $9.99771         $9.09799             0
   01/01/2012 to 12/31/2012                               $9.09799         $9.89982             0
   01/01/2013 to 12/31/2013                               $9.89982        $10.67248             0
   01/01/2014 to 12/31/2014                              $10.67248        $10.88710             0
----------------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF Portfolio
   04/29/2013* to 12/31/2013                              $9.99771        $10.41997             0
   01/01/2014 to 12/31/2014                              $10.41997        $10.49600             0

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2017
   03/15/2010 to 12/31/2010                             $9.99771        $10.51691              0
   01/01/2011 to 12/31/2011                            $10.51691        $11.39516              0
   01/01/2012 to 12/31/2012                            $11.39516        $11.64852              0
   01/01/2013 to 12/31/2013                            $11.64852        $11.09505              0
   01/01/2014 to 12/31/2014                            $11.09505        $10.94414              0
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2018
   03/15/2010 to 12/31/2010                            $10.00641        $10.55941              0
   01/01/2011 to 12/31/2011                            $10.55941        $11.66419              0
   01/01/2012 to 12/31/2012                            $11.66419        $11.99129              0
   01/01/2013 to 12/31/2013                            $11.99129        $11.29499              0
   01/01/2014 to 12/31/2014                            $11.29499        $11.27683              0
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2019
   03/15/2010 to 12/31/2010                             $9.99771        $10.56226              0
   01/01/2011 to 12/31/2011                            $10.56226        $11.91326              0
   01/01/2012 to 12/31/2012                            $11.91326        $12.26395              0
   01/01/2013 to 12/31/2013                            $12.26395        $11.35048              0
   01/01/2014 to 12/31/2014                            $11.35048        $11.50911              0
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2020
   03/15/2010 to 12/31/2010                            $10.00853        $10.59284              0
   01/01/2011 to 12/31/2011                            $10.59284        $12.22622              0
   01/01/2012 to 12/31/2012                            $12.22622        $12.64076              0
   01/01/2013 to 12/31/2013                            $12.64076        $11.49213              0
   01/01/2014 to 12/31/2014                            $11.49213        $11.86449              0
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2021
   03/15/2010 to 12/31/2010                            $10.00746        $10.69390              0
   01/01/2011 to 12/31/2011                            $10.69390        $12.51181          1,184
   01/01/2012 to 12/31/2012                            $12.51181        $12.99385            609
   01/01/2013 to 12/31/2013                            $12.99385        $11.75179            221
   01/01/2014 to 12/31/2014                            $11.75179        $12.30644            219
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2022
   01/03/2011* to 12/31/2011                            $9.99771        $11.90464              0
   01/01/2012 to 12/31/2012                            $11.90464        $12.25361            704
   01/01/2013 to 12/31/2013                            $12.25361        $10.75527              0
   01/01/2014 to 12/31/2014                            $10.75527        $11.54418              0
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2023
   01/03/2012* to 12/31/2012                            $9.99695        $10.29814              0
   01/01/2013 to 12/31/2013                            $10.29814         $8.99349          3,062
   01/01/2014 to 12/31/2014                             $8.99349         $9.84987              0
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2024
   01/02/2013* to 12/31/2013                            $9.99847         $8.66486              0
   01/01/2014 to 12/31/2014                             $8.66486         $9.65617              0
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2025
   01/02/2014* to 12/31/2014                            $9.99847        $11.19362              0
--------------------------------------------------------------------------------------------------------
AST Boston Partners Large-Cap Value Portfolio
formerly, AST Jennison Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                             $9.97087        $10.49321              0
   01/01/2011 to 12/31/2011                            $10.49321         $9.60584              0
   01/01/2012 to 12/31/2012                             $9.60584        $10.57745              0
   01/01/2013 to 12/31/2013                            $10.57745        $13.51977              0
   01/01/2014 to 12/31/2014                            $13.51977        $14.49777              0
--------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                             $9.97688        $10.76246            702
   01/01/2011 to 12/31/2011                            $10.76246        $10.21302             20
   01/01/2012 to 12/31/2012                            $10.21302        $11.29456             15
   01/01/2013 to 12/31/2013                            $11.29456        $13.47532              5
   01/01/2014 to 12/31/2014                            $13.47532        $14.02148              5

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   02/25/2013* to 12/31/2013                                      $9.99771        $11.55149            0
   01/01/2014 to 12/31/2014                                      $11.55149        $12.76281            0
------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   03/15/2010 to 12/31/2010                                       $9.95910        $11.70896            0
   01/01/2011 to 12/31/2011                                      $11.70896        $12.13801            0
   01/01/2012 to 12/31/2012                                      $12.13801        $13.61543            0
   01/01/2013 to 12/31/2013                                      $13.61543        $13.65589            0
   01/01/2014 to 12/31/2014                                      $13.65589        $17.38605            0
------------------------------------------------------------------------------------------------------------------
AST Defensive Asset Allocation Portfolio
   04/29/2013* to 12/31/2013                                      $9.99771         $9.61528            0
   01/01/2014 to 12/31/2014                                       $9.61528         $9.82794            0
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis Quantitative Portfolio
formerly, AST First Trust Balanced Target Portfolio
   03/15/2010 to 12/31/2010                                       $9.97519        $10.94313            0
   01/01/2011 to 12/31/2011                                      $10.94313        $10.48257            0
   01/01/2012 to 12/31/2012                                      $10.48257        $11.27790            0
   01/01/2013 to 12/31/2013                                      $11.27790        $12.58678            0
   01/01/2014 to 12/31/2014                                      $12.58678        $12.62646            0
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                       $9.99771        $10.81038            0
   01/01/2011 to 12/31/2011                                      $10.81038        $10.25374            0
   01/01/2012 to 12/31/2012                                      $10.25374        $11.33113            0
   01/01/2013 to 12/31/2013                                      $11.33113        $13.13814            0
   01/01/2014 to 12/31/2014                                      $13.13814        $13.50755            0
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
   04/30/2012* to 12/31/2012                                      $9.99771        $10.66667            4
   01/01/2013 to 12/31/2013                                      $10.66667        $12.91205            0
   01/01/2014 to 12/31/2014                                      $12.91205        $12.95603            0
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Plus Portfolio
   04/29/2013* to 12/31/2013                                      $9.99771        $10.73396            0
   01/01/2014 to 12/31/2014                                      $10.73396        $10.70590            0
------------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   03/15/2010 to 12/31/2010                                       $9.96938        $11.47011            0
   01/01/2011 to 12/31/2011                                      $11.47011        $10.59309            0
   01/01/2012 to 12/31/2012                                      $10.59309        $13.06256            0
   01/01/2013 to 12/31/2013                                      $13.06256        $13.25567            0
   01/01/2014 to 12/31/2014                                      $13.25567        $14.68609            0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
   03/15/2010 to 12/31/2010                                      $10.01771        $10.71055            0
   01/01/2011 to 12/31/2011                                      $10.71055        $10.00421            0
   01/01/2012 to 12/31/2012                                      $10.00421        $11.65151            0
   01/01/2013 to 12/31/2013                                      $11.65151        $14.70103            0
   01/01/2014 to 02/07/2014                                      $14.70103        $14.44549            0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                       $9.99096        $10.69508            0
   01/01/2011 to 12/31/2011                                      $10.69508         $9.82737            0
   01/01/2012 to 12/31/2012                                       $9.82737        $11.43620            0
   01/01/2013 to 12/31/2013                                      $11.43620        $14.85237            0
   01/01/2014 to 12/31/2014                                      $14.85237        $16.34088            0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                      $10.01903        $11.34173            0
   01/01/2011 to 12/31/2011                                      $11.34173        $10.70195            0
   01/01/2012 to 12/31/2012                                      $10.70195        $12.44853            0
   01/01/2013 to 12/31/2013                                      $12.44853        $16.00348            0
   01/01/2014 to 12/31/2014                                      $16.00348        $17.35744            0

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST Goldman Sachs Multi-Asset Portfolio
   03/15/2010 to 12/31/2010                              $9.98745        $10.63219             0
   01/01/2011 to 12/31/2011                             $10.63219        $10.28798             0
   01/01/2012 to 12/31/2012                             $10.28798        $11.01804             0
   01/01/2013 to 12/31/2013                             $11.01804        $11.76744             0
   01/01/2014 to 12/31/2014                             $11.76744        $11.90634             0
---------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                              $9.96434        $11.41620             0
   01/01/2011 to 12/31/2011                             $11.41620        $11.24738             0
   01/01/2012 to 12/31/2012                             $11.24738        $12.65369             0
   01/01/2013 to 12/31/2013                             $12.65369        $17.08207             0
   01/01/2014 to 12/31/2014                             $17.08207        $17.80809             0
---------------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                              $9.98532        $10.59935             0
   01/01/2011 to 12/31/2011                             $10.59935        $10.25763             0
   01/01/2012 to 12/31/2012                             $10.25763        $11.31190             0
   01/01/2013 to 12/31/2013                             $11.31190        $14.81056             0
   01/01/2014 to 12/31/2014                             $14.81056        $14.62760             0
---------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   03/15/2010 to 12/31/2010                              $9.98368        $10.69330             0
   01/01/2011 to 12/31/2011                             $10.69330        $10.72976             0
   01/01/2012 to 12/31/2012                             $10.72976        $11.88182             0
   01/01/2013 to 12/31/2013                             $11.88182        $12.38479             0
   01/01/2014 to 12/31/2014                             $12.38479        $12.35226             0
---------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   03/15/2010 to 12/31/2010                              $9.92854        $11.18449             0
   01/01/2011 to 12/31/2011                             $11.18449         $9.47146             0
   01/01/2012 to 12/31/2012                              $9.47146        $11.08653             0
   01/01/2013 to 12/31/2013                             $11.08653        $12.83645             0
   01/01/2014 to 12/31/2014                             $12.83645        $11.79377             0
---------------------------------------------------------------------------------------------------------
AST International Value Portfolio
   03/15/2010 to 12/31/2010                              $9.92841        $10.72599             0
   01/01/2011 to 12/31/2011                             $10.72599         $9.12230             0
   01/01/2012 to 12/31/2012                              $9.12230        $10.35044             0
   01/01/2013 to 12/31/2013                             $10.35044        $12.02540             0
   01/01/2014 to 12/31/2014                             $12.02540        $10.91075             0
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
   03/15/2010 to 12/31/2010                              $9.97595        $10.80195           872
   01/01/2011 to 12/31/2011                             $10.80195        $10.44554            25
   01/01/2012 to 12/31/2012                             $10.44554        $11.53760            18
   01/01/2013 to 12/31/2013                             $11.53760        $13.04727             6
   01/01/2014 to 12/31/2014                             $13.04727        $13.49604             6
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan International Equity Portfolio
   03/15/2010 to 12/31/2010                              $9.92106        $10.48980             0
   01/01/2011 to 12/31/2011                             $10.48980         $9.26818             0
   01/01/2012 to 12/31/2012                              $9.26818        $10.98758             0
   01/01/2013 to 12/31/2013                             $10.98758        $12.32685             0
   01/01/2014 to 12/31/2014                             $12.32685        $11.22470             0
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
   03/15/2010 to 12/31/2010                              $9.99771        $10.51949           697
   01/01/2011 to 12/31/2011                             $10.51949        $10.25469           412
   01/01/2012 to 12/31/2012                             $10.25469        $11.04117           396
   01/01/2013 to 12/31/2013                             $11.04117        $11.92221            69
   01/01/2014 to 12/31/2014                             $11.92221        $12.22615             0

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.97056        $10.70715            0
   01/01/2011 to 12/31/2011                              $10.70715        $10.48218            0
   01/01/2012 to 12/31/2012                              $10.48218        $11.74163            0
   01/01/2013 to 12/31/2013                              $11.74163        $15.58607            0
   01/01/2014 to 12/31/2014                              $15.58607        $16.59806            0
----------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.98970        $10.55041            0
   01/01/2011 to 12/31/2011                              $10.55041         $9.83148            0
   01/01/2012 to 12/31/2012                               $9.83148        $11.17513            0
   01/01/2013 to 12/31/2013                              $11.17513        $15.20013            0
   01/01/2014 to 12/31/2014                              $15.20013        $16.81409            0
----------------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.99181        $11.23275            0
   01/01/2011 to 12/31/2011                              $11.23275        $10.82462            0
   01/01/2012 to 12/31/2012                              $10.82462        $11.81764            0
   01/01/2013 to 12/31/2013                              $11.81764        $15.70050            0
   01/01/2014 to 12/31/2014                              $15.70050        $16.88573            0
----------------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   03/15/2010 to 12/31/2010                               $9.98789        $10.75190            0
   01/01/2011 to 12/31/2011                              $10.75190        $11.52039            0
   01/01/2012 to 12/31/2012                              $11.52039        $11.86737            0
   01/01/2013 to 12/31/2013                              $11.86737        $11.31018            0
   01/01/2014 to 12/31/2014                              $11.31018        $11.70199            0
----------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   03/15/2010 to 12/31/2010                               $9.98684        $10.82492            0
   01/01/2011 to 12/31/2011                              $10.82492        $10.19791            0
   01/01/2012 to 12/31/2012                              $10.19791        $12.20578            0
   01/01/2013 to 12/31/2013                              $12.20578        $15.15062            0
   01/01/2014 to 12/31/2014                              $15.15062        $15.26888            0
----------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   03/15/2010 to 12/31/2010                               $9.99771        $10.80059            0
   01/01/2011 to 12/31/2011                              $10.80059        $10.44170            0
   01/01/2012 to 12/31/2012                              $10.44170        $11.88889            0
   01/01/2013 to 12/31/2013                              $11.88889        $15.80610            0
   01/01/2014 to 12/31/2014                              $15.80610        $16.71032            0
----------------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   08/20/2012* to 12/31/2012                              $9.99771        $10.15434            0
   01/01/2013 to 12/31/2013                              $10.15434        $13.28266            0
   01/01/2014 to 12/31/2014                              $13.28266        $14.23729            0
----------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.98797        $11.42724            0
   01/01/2011 to 12/31/2011                              $11.42724        $10.72987            0
   01/01/2012 to 12/31/2012                              $10.72987        $12.35534            0
   01/01/2013 to 12/31/2013                              $12.35534        $15.91067            0
   01/01/2014 to 12/31/2014                              $15.91067        $17.78949            0
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   03/15/2010 to 12/31/2010                               $9.99771         $9.77948            0
   01/01/2011 to 12/31/2011                               $9.77948         $9.51316            0
   01/01/2012 to 12/31/2012                               $9.51316         $9.25176            0
   01/01/2013 to 12/31/2013                               $9.25176         $8.99738            0
   01/01/2014 to 12/31/2014                               $8.99738         $8.74997            0
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   03/15/2010 to 12/31/2010                               $9.99026        $11.16162            0
   01/01/2011 to 12/31/2011                              $11.16162        $10.58549            0
   01/01/2012 to 12/31/2012                              $10.58549        $12.05705            0
   01/01/2013 to 12/31/2013                              $12.05705        $16.65147            0
   01/01/2014 to 12/31/2014                              $16.65147        $18.50134            0

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   10/31/2011* to 12/31/2011                           $10.02762        $10.05125              0
   01/01/2012 to 12/31/2012                            $10.05125        $10.25066              0
   01/01/2013 to 12/31/2013                            $10.25066         $9.68631              0
   01/01/2014 to 12/31/2014                             $9.68631         $9.90508              0
--------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                             $9.95800        $11.84700              0
   01/01/2011 to 12/31/2011                            $11.84700        $11.71601              0
   01/01/2012 to 12/31/2012                            $11.71601        $12.80398              0
   01/01/2013 to 12/31/2013                            $12.80398        $16.51270              0
   01/01/2014 to 12/31/2014                            $16.51270        $17.33352              0
--------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                             $9.97213        $11.35367              0
   01/01/2011 to 04/29/2011                            $11.35367        $12.68831              0
--------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
   04/30/2012* to 12/31/2012                            $9.99771        $10.24525              0
   01/01/2013 to 12/31/2013                            $10.24525        $11.84816              0
   01/01/2014 to 12/31/2014                            $11.84816        $12.11446              0
--------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   03/15/2010 to 12/31/2010                             $9.93818        $11.59963              0
   01/01/2011 to 12/31/2011                            $11.59963         $8.99411              0
   01/01/2012 to 12/31/2012                             $8.99411        $10.31451              0
   01/01/2013 to 12/31/2013                            $10.31451        $10.05322              0
   01/01/2014 to 12/31/2014                            $10.05322         $9.31891              0
--------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   03/15/2010 to 12/31/2010                            $10.00713        $10.01555              0
   01/01/2011 to 12/31/2011                            $10.01555         $9.95961              0
   01/01/2012 to 12/31/2012                             $9.95961        $10.14002              0
   01/01/2013 to 12/31/2013                            $10.14002         $9.64682              0
   01/01/2014 to 12/31/2014                             $9.64682         $9.37250              0
--------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   03/15/2010 to 12/31/2010                            $10.00606        $10.28652              0
   01/01/2011 to 12/31/2011                            $10.28652        $10.32213              0
   01/01/2012 to 12/31/2012                            $10.32213        $10.97353              0
   01/01/2013 to 12/31/2013                            $10.97353        $10.47566              0
   01/01/2014 to 12/31/2014                            $10.47566        $10.61868              0
--------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                             $9.98867        $10.52841          2,055
   01/01/2011 to 12/31/2011                            $10.52841        $10.34140          1,145
   01/01/2012 to 12/31/2012                            $10.34140        $11.09980          1,090
   01/01/2013 to 12/31/2013                            $11.09980        $11.78897            195
   01/01/2014 to 12/31/2014                            $11.78897        $12.12687              0
--------------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   10/31/2011* to 12/31/2011                           $10.01763        $10.05117              0
   01/01/2012 to 12/31/2012                            $10.05117        $10.46916              0
   01/01/2013 to 12/31/2013                            $10.46916         $9.94579              0
   01/01/2014 to 12/31/2014                             $9.94579        $10.25860              0
--------------------------------------------------------------------------------------------------------
AST Prudential Growth Allocation Portfolio
   03/15/2010 to 12/31/2010                             $9.96270        $11.43400            836
   01/01/2011 to 12/31/2011                            $11.43400        $10.42906             25
   01/01/2012 to 12/31/2012                            $10.42906        $11.45211             18
   01/01/2013 to 12/31/2013                            $11.45211        $13.03341              6
   01/01/2014 to 12/31/2014                            $13.03341        $13.84084              6
--------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   03/15/2010 to 12/31/2010                             $9.99771        $10.82053              0
   01/01/2011 to 12/31/2011                            $10.82053        $10.88734              0
   01/01/2012 to 12/31/2012                            $10.88734        $12.57847              0
   01/01/2013 to 12/31/2013                            $12.57847        $16.19961              0
   01/01/2014 to 12/31/2014                            $16.19961        $18.46617              0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   05/02/2011* to 12/31/2011                                $9.99771         $8.83297             0
   01/01/2012 to 12/31/2012                                 $8.83297         $9.71986             0
   01/01/2013 to 12/31/2013                                 $9.71986        $11.56990             0
   01/01/2014 to 12/31/2014                                $11.56990        $11.98312             0
------------------------------------------------------------------------------------------------------------
AST RCM World Trends Portfolio
   03/15/2010 to 12/31/2010                                 $9.98677        $10.71579             0
   01/01/2011 to 12/31/2011                                $10.71579        $10.23226             0
   01/01/2012 to 12/31/2012                                $10.23226        $10.97355             0
   01/01/2013 to 12/31/2013                                $10.97355        $11.99941             0
   01/01/2014 to 12/31/2014                                $11.99941        $12.26924             0
------------------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
   03/15/2010 to 12/31/2010                                 $9.97696        $10.90202             0
   01/01/2011 to 12/31/2011                                $10.90202        $10.34944             0
   01/01/2012 to 12/31/2012                                $10.34944        $11.66483             0
   01/01/2013 to 12/31/2013                                $11.66483        $13.39288             0
   01/01/2014 to 12/31/2014                                $13.39288        $13.73219             0
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
   03/15/2010 to 12/31/2010                                 $9.98159        $10.69512           348
   01/01/2011 to 12/31/2011                                $10.69512        $10.04992            10
   01/01/2012 to 12/31/2012                                $10.04992        $10.86155             8
   01/01/2013 to 12/31/2013                                $10.86155        $12.08406             3
   01/01/2014 to 12/31/2014                                $12.08406        $12.10859             3
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Opportunities Portfolio
formerly, AST Federated Aggressive Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.97104        $12.07901             0
   01/01/2011 to 12/31/2011                                $12.07901        $10.20705             0
   01/01/2012 to 12/31/2012                                $10.20705        $11.91843             0
   01/01/2013 to 12/31/2013                                $11.91843        $16.32126             0
   01/01/2014 to 12/31/2014                                $16.32126        $16.65666             0
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                 $9.96009        $12.53600             0
   01/01/2011 to 12/31/2011                                $12.53600        $12.07235             0
   01/01/2012 to 12/31/2012                                $12.07235        $13.16924             0
   01/01/2013 to 12/31/2013                                $13.16924        $17.31206             0
   01/01/2014 to 12/31/2014                                $17.31206        $17.47895             0
------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   03/15/2010 to 12/31/2010                                 $9.96352        $11.39297             0
   01/01/2011 to 12/31/2011                                $11.39297        $10.41785             0
   01/01/2012 to 12/31/2012                                $10.41785        $11.97090             0
   01/01/2013 to 12/31/2013                                $11.97090        $15.99607             0
   01/01/2014 to 12/31/2014                                $15.99607        $16.37571             0
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
   03/15/2010 to 12/31/2010                                 $9.99140        $10.62382             0
   01/01/2011 to 12/31/2011                                $10.62382        $10.53707             0
   01/01/2012 to 12/31/2012                                $10.53707        $11.62994             0
   01/01/2013 to 12/31/2013                                $11.62994        $13.21403             0
   01/01/2014 to 12/31/2014                                $13.21403        $13.60632             0
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   03/15/2010 to 12/31/2010                                 $9.98505        $10.47018             0
   01/01/2011 to 12/31/2011                                $10.47018        $10.01575             0
   01/01/2012 to 12/31/2012                                $10.01575        $11.42003             0
   01/01/2013 to 12/31/2013                                $11.42003        $14.40301             0
   01/01/2014 to 12/31/2014                                $14.40301        $15.05291             0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   03/15/2010 to 12/31/2010                                  $9.97029        $11.06509             0
   01/01/2011 to 12/31/2011                                 $11.06509        $10.57896             0
   01/01/2012 to 12/31/2012                                 $10.57896        $12.09650             0
   01/01/2013 to 12/31/2013                                 $12.09650        $16.94341             0
   01/01/2014 to 12/31/2014                                 $16.94341        $17.85268             0
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   03/15/2010 to 12/31/2010                                  $9.85896        $11.40251             0
   01/01/2011 to 12/31/2011                                 $11.40251         $9.43499             0
   01/01/2012 to 12/31/2012                                  $9.43499         $9.50688             0
   01/01/2013 to 12/31/2013                                  $9.50688        $10.66755             0
   01/01/2014 to 12/31/2014                                 $10.66755         $9.50673             0
-------------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   03/15/2010 to 12/31/2010                                  $9.97939        $10.24482             0
   01/01/2011 to 12/31/2011                                 $10.24482        $10.37455             0
   01/01/2012 to 12/31/2012                                 $10.37455        $10.61596             0
   01/01/2013 to 12/31/2013                                 $10.61596         $9.93654             0
   01/01/2014 to 12/31/2014                                  $9.93654         $9.71700             0
-------------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
   05/02/2011* to 12/31/2011                                 $9.99771         $8.77077             0
   01/01/2012 to 12/31/2012                                  $8.77077         $9.46811             0
   01/01/2013 to 12/31/2013                                  $9.46811        $11.09563             0
   01/01/2014 to 12/31/2014                                 $11.09563        $11.38453             0
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   03/15/2010 to 12/31/2010                                  $9.99771        $10.33336             0
   01/01/2011 to 12/31/2011                                 $10.33336        $10.65525             0
   01/01/2012 to 12/31/2012                                 $10.65525        $11.17547             0
   01/01/2013 to 12/31/2013                                 $11.17547        $10.70590             0
   01/01/2014 to 12/31/2014                                 $10.70590        $11.16093             0
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
   03/15/2010 to 12/31/2010                                  $9.97024        $10.57193           176
   01/01/2011 to 12/31/2011                                 $10.57193        $10.10982             5
   01/01/2012 to 09/21/2012                                 $10.10982        $11.23413             0



 *  Denotes the start date of these sub-accounts

    APPENDIX B - HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT, AND SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT - NO LONGER AVAILABLE FOR NEW
                                   ELECTIONS

        These benefits were offered March 15, 2010 to January 23, 2011

Effective September 14, 2012, we are no longer accepting additional Purchase Payments for Annuities that have these benefits.

HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 PLUS)

Highest Daily Lifetime(SM) 6 Plus (HD 6 Plus)(SM) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. Highest Daily Lifetime 6 Plus is no longer available for election.

If you have elected this benefit, the benefit guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account." The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single "designated life" who is at least 45 years old on the benefit effective date. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE APPLICABLE SECTION IN THIS PROSPECTUS.

KEY FEATURE - PROTECTED WITHDRAWAL VALUE

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2) the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th/ benefit anniversary, your Periodic Value on the 10/th/ or 20/th/ benefit anniversary is equal to the greater of:

(1) the Periodic Value described above, or

(2) the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

     (a) 200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

     (b) 200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

     (c) all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

In the rider for this benefit, we use slightly different terms for the calculation described. We use the term "Guaranteed Base Value" to refer to the Account Value on the effective date of the benefit, plus the amount of any "adjusted" Purchase Payments made within one year after the effective date of the benefit. "Adjusted" Purchase Payments means Purchase Payments we receive, increased by any Purchase Credits applied to your Account Value in relation to Purchase Payments, and decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.

This means that: if you do not take a Lifetime Withdrawal on or before the 10th benefit anniversary, your Protected Withdrawal Value on the 10/th/ benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election; or if you do not take a withdrawal on or before the 20/th/ benefit anniversary, your Protected Withdrawal Value on the 20/th/ anniversary will be at least quadruple (400%) of your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 10/th/ or 20/th/ benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 6 PLUS
BENEFIT

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years unless you take a withdrawal of Excess Income, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 - 79, and 6% for ages 80 or older. (Note that for purposes of the age tiers used with this benefit, we deem the Annuitant to have reached age 59 1/2 on the 183/rd/ day after his/her 59/th/ birthday). Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). EXCESS INCOME ALSO WILL REDUCE THE PROTECTED WITHDRAWAL VALUE BY THE SAME RATIO. REDUCTIONS ARE BASED ON THE ACTUAL "GROSS" AMOUNT OF THE WITHDRAWAL, INCLUDING ANY CONTINGENT DEFERRED SALES CHARGE (CDSC) THAT MAY APPLY. THUS, YOU SHOULD BE AWARE THAT IF YOU ASK TO RECEIVE A SPECIFIED WITHDRAWAL AMOUNT THAT ITSELF IS NOT DEEMED EXCESS INCOME, WITH THE UNDERSTANDING THAT ANY CHARGES APPLICABLE TO THAT WITHDRAWAL WILL BE ASSESSED FROM YOUR REMAINING ACCOUNT VALUE, THEN THE AMOUNT OF THE WITHDRAWAL EXCEEDING THE ANNUAL INCOME AMOUNT WOULD RESULT IN THE WITHDRAWAL BEING TREATED AS EXCESS INCOME.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

.. If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

.. If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will
(i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 - 79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer permit additional Purchase Payments to Annuities with the Highest Daily Lifetime 6 Plus benefit.

HIGHEST DAILY AUTO STEP-UP

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 - 79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

..  The Issue Date is November 1, 2010

..  The Highest Daily Lifetime 6 Plus benefit is elected on August 1, 2011

..  The Annuitant was 70 years old when he/she elected the Highest Daily
   Lifetime 6 Plus benefit

..  The first withdrawal is a Lifetime Withdrawal

EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS

On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

EXAMPLE OF PROPORTIONAL REDUCTIONS

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

HERE IS THE CALCULATION:

Account Value before Lifetime Withdrawal                  $118,000.00
Amount of "non" Excess Income                             $  3,500.00
Account Value immediately before Excess Income of $1,500  $114,500.00
Excess Income amount                                      $  1,500.00
Ratio ($1,500/$114,500 = 1.31%)                                  1.31%
Annual Income Amount                                      $  6,000.00
1.31% Reduction in Annual Income Amount                   $     78.60
Annual Income Amount for future Annuity Years             $  5,921.40

EXAMPLE OF HIGHEST DAILY AUTO STEP-UP

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is higher than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

                         HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                       (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*    ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----    ------------- ------------------------ ------------------------
June 28   $238,000.00        $238,000.00               $11,900.00
June 29   $226,500.00        $228,009.60               $11,400.48
June 30   $226,800.00        $228,009.60               $11,400.48
July 1    $233,500.00        $233,500.00               $11,675.00
July 2    $231,900.00        $233,500.00               $11,675.00

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

   . The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.

   . This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

   . The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

   . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.

NON-LIFETIME WITHDRAWAL FEATURE

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value" earlier in this prospectus). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you do not designate the withdrawal as a Non-

Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

..  The Issue Date is December 1

..  The Highest Daily Lifetime 6 Plus benefit is elected on September 1

..  The Account Value at benefit election was $105,000

..  The Annuitant was 70 years old when he/she elected the Highest Daily
   Lifetime 6 Plus benefit

..  No previous withdrawals have been taken under the Highest Daily Lifetime 6
   Plus benefit

On October 3, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

HERE IS THE CALCULATION:

Withdrawal amount                                          $ 15,000
Divided by Account Value before withdrawal                 $120,000
Equals ratio                                                   12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value                                 $109,375
10/th/ benefit year Minimum Periodic Value                 $183,750
20/th/ benefit year Minimum Periodic Value                 $367,500

REQUIRED MINIMUM DISTRIBUTIONS

Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.

A "Calendar Year" runs from January 1 to December 31 of that year.

Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

..  the remaining Annual Income Amount for that Annuity Year; plus

.. the second Calendar Year's RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

EXAMPLE

The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

FIRST CALENDAR YEAR             ANNUITY YEAR         SECOND CALENDAR YEAR
-------------------       ------------------------ ------------------------
01/01/2014 to 12/31/2014  06/01/2014 to 05/31/2015 01/01/2015 to 12/31/2015

Assume the following:

..  RMD Amount for Both Calendar Years = $6,000;

..  Annual Income Amount = $5,000; and

..  A withdrawal of $2,000 was taken on 07/01/2014 (during the First Calendar
   Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

The amount that can be taken between 01/03/2015 and 05/31/2015 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

..  The remaining Annual Income for that Annuity Year ($3,000); plus

..  The Second Calendar Year's RMD Amount minus the Annual Income Amount
   ($6,000-$5,000 = $1,000).

If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2015.

Other Important Information

..  If, in any Annuity Year, your RMD amount is less than your Annual Income
   Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

.. If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

.. If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.

BENEFITS UNDER HIGHEST DAILY LIFETIME 6 PLUS

.. To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN AN ANNUITY YEAR EXCEED THE ANNUAL INCOME AMOUNT ("EXCESS INCOME") AND REDUCE YOUR ACCOUNT VALUE TO ZERO, THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT TERMINATES, WE WILL MAKE NO FURTHER PAYMENTS OF THE ANNUAL INCOME AMOUNT AND NO ADDITIONAL PURCHASE PAYMENTS WILL BE PERMITTED. HOWEVER, IF A PARTIAL WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY, THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE DESIGNATED LIFE.

.. Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

.. If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

    (1) apply your Account Value, less any applicable tax charges, to any annuity option available; or

    (2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

.. In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

    (1) the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

    (2) the Account Value.

OTHER IMPORTANT CONSIDERATIONS

.. Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

.. Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

.. You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

.. You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A Summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..  Transfers to and from the Permitted Sub-accounts, and the AST Investment
   Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

.. Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

.. Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Highest Daily Lifetime 6 Plus reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" earlier in the prospectus for more information.)

.. The current charge for Highest Daily Lifetime 6 Plus is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2125% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

We no longer permit elections of Highest Daily Lifetime 6 Plus. Previously, for elections of Highest Daily Lifetime 6 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

If you participate in this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit.

TERMINATION OF THE BENEFIT

You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective.

THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:

(I)  YOUR TERMINATION OF THE BENEFIT;

(II) YOUR SURRENDER OF THE ANNUITY;

(III)YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO RECEIVE THE ANNUAL INCOME AMOUNT IN THE FORM OF ANNUITY PAYMENTS, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);

(IV) OUR RECEIPT OF DUE PROOF OF DEATH OF THE OWNER OR ANNUITANT (FOR ENTITY-OWNED ANNUITIES);

(V)  BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO; OR

(VI) YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE OR IF WE PROCESS A REQUESTED CHANGE THAT IS NOT CONSISTENT WITH OUR ALLOWED OWNER, ANNUITANT OR BENEFICIARY DESIGNATIONS.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate to the Permitted Sub-accounts or change your designations, as applicable.

"Due Proof of Death" is satisfied when we receive all of the following in Good
Order: (a) a death certificate or similar documentation acceptable to us;
(b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates upon Due Proof of Death.

HOW HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT

An integral part of Highest Daily Lifetime 6 Plus (including Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the AST Investment Grade Bond Sub-account, referred to as the "Bond Sub-account"). This predetermined mathematical formula ("formula") runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account We are not providing you with investment advice through the use of the formula nor does the formula constitute an investment strategy that we are recommending to you. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is described below.

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of these benefits, we refer to those permitted Investment Options as the "Permitted Sub-accounts". Because these restrictions and the use of the formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth.

Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an Income Basis (as defined in Appendix H) for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,

.. September 4 - a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

.. September 5 - you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4.

.. On September 5 - (and at least until first a transfer is made out of the Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).

.. Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.

Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:

a) The total value of all your Account Value in the Bond Sub-account, or

b) An amount equal to 5% of your total Account Value.

While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

..  Not make any transfer between the Permitted Sub-accounts and the Bond
   Sub-account; or

..  If a portion of your Account Value was previously allocated to the Bond
   Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

.. Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..  The difference between your Account Value and your Protected Withdrawal
   Value;

.. The amount of time Highest Daily Lifetime 6 Plus has been in effect on your Annuity;

.. The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

.. Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

..  Any withdrawals you take from your Annuity (while the benefit is in effect).

At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.

Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.

ADDITIONAL TAX CONSIDERATIONS

If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 PLUS)
Spousal Highest Daily Lifetime(SM) 6 Plus (SHD6 Plus(SM)) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections.

If you have elected this benefit, the benefit guarantees, until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of

Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the pre-determined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Currently, if you participate in Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. See "Termination of Existing Benefits and Election of New Benefits" for details.

Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must have been at least 50 years old and the oldest designated life must have been at least 55 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime 6 Plus benefit due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional living benefit, although you may elect any optional death benefit.

As long as your Spousal Highest Daily Lifetime 6 Plus benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE APPLICABLE SECTION IN THIS PROSPECTUS.

KEY FEATURE - PROTECTED WITHDRAWAL VALUE

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2) the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th/ benefit anniversary, your Periodic Value on the 10/th/ or 20/th/ benefit anniversary of the benefit effective date is equal to the greater of:

(1) the Periodic Value described above or,

(2) the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime
    Withdrawal:

     (a) 200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

     (b) 200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

     (c) all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

In the rider for this benefit, as respects the preceding paragraph, we use the term "Guaranteed Base Value" to refer to the Account Value on the effective date of the benefit, plus the amount of any "adjusted" Purchase Payments made within one year after the effective date of the benefit.

"Adjusted" Purchase Payments means Purchase Payments we receive, increased by any Purchase Credits applied to your Account Value in relation to Purchase Payments, and decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.

This means that: if you do not take a Lifetime Withdrawal on or before the 10/th/ anniversary of the benefit, your Protected Withdrawal Value on the 10/th/ Anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election; or if you do not take a withdrawal on or before the 20/th/ anniversary of the benefit, your Protected Withdrawal Value on the 20/th/ anniversary will be at least quadruple (400%) of your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 10/th/ or 20/th/ benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. REDUCTIONS ARE BASED ON THE ACTUAL "GROSS" AMOUNT OF THE WITHDRAWAL, INCLUDING ANY CDSC THAT MAY APPLY. THUS, YOU SHOULD BE AWARE THAT IF YOU ASK TO RECEIVE A SPECIFIED WITHDRAWAL AMOUNT THAT ITSELF IS NOT DEEMED EXCESS INCOME, WITH THE UNDERSTANDING THAT ANY CHARGES APPLICABLE TO THAT WITHDRAWAL WILL BE ASSESSED AGAINST YOUR REMAINING ACCOUNT VALUE, THEN THE AMOUNT OF THE WITHDRAWAL EXCEEDING THE ANNUAL INCOME AMOUNT WOULD RESULT IN THE WITHDRAWAL BEING TREATED AS EXCESS INCOME.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

.. If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

.. If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective
September 14, 2012, we no longer permit additional Purchase Payments to Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.

HIGHEST DAILY AUTO STEP-UP

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

..  The Issue Date is November 1, 2010

..  The Spousal Highest Daily Lifetime 6 Plus benefit is elected on August 1,
   2011

..  The younger designated life was 70 years old when he/she elected the Spousal
   Highest Daily Lifetime 6 Plus benefit

..  The first withdrawal is a Lifetime Withdrawal

EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS

On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

EXAMPLE OF PROPORTIONAL REDUCTIONS

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

HERE IS THE CALCULATION:

Account Value before Lifetime Withdrawal                  $118,000.00
Amount of "non" Excess Income                             $  3,500.00
Account Value immediately before Excess Income of $1,500  $114,500.00
Excess Income amount                                      $  1,500.00
Ratio ($1,500/$114,500 = 1.31%)                                  1.31%
Annual Income Amount                                      $  6,000.00
1.31% Reduction in Annual Income Amount                   $     78.60
Annual Income Amount for future Annuity Years             $  5,921.40

EXAMPLE OF HIGHEST DAILY AUTO STEP-UP

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

                         HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                       (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*    ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----    ------------- ------------------------ ------------------------
June 28   $238,000.00        $238,000.00               $10,710.00
June 29   $226,500.00        $227,994.52               $10,259.75
June 30   $226,800.00        $227,994.52               $10,259.75
July 1    $233,500.00        $233,500.00               $10,507.50
July 2    $231,900.00        $233,500.00               $10,507.50

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

    . The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.

    . This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

    . The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

    . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.


In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.

NON-LIFETIME WITHDRAWAL FEATURE

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value" earlier in this prospectus). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime

Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (see description in "Key Feature -Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

..  The Issue Date is December 1

..  The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1

..  The Account Value at benefit election was $105,000

..  The younger designated life was 70 years old when he/she elected the Spousal
   Highest Daily Lifetime 6 Plus benefit

..  No previous withdrawals have been taken under the Spousal Highest Daily
   Lifetime 6 Plus benefit

On October 3, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000 and the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

HERE IS THE CALCULATION:

Withdrawal amount                                          $ 15,000
Divided by Account Value before withdrawal                 $120,000
Equals ratio                                                   12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value                                 $109,375
10/th/ benefit year Minimum Periodic Value                 $183,750
20/th/ benefit year Minimum Periodic Value                 $367,500

REQUIRED MINIMUM DISTRIBUTIONS

See the sub-section entitled "Required Minimum Distributions" in the section above concerning Highest Daily Lifetime 6 Plus for a discussion of the relationship between the RMD amount and the Annual Income Amount.

BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS

.. To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN AN ANNUITY YEAR EXCEED THE ANNUAL INCOME AMOUNT ("EXCESS INCOME") AND REDUCE YOUR ACCOUNT VALUE TO ZERO, THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT TERMINATES, WE WILL MAKE NO FURTHER PAYMENTS OF THE ANNUAL INCOME AMOUNT AND NO ADDITIONAL PURCHASE PAYMENTS WILL BE PERMITTED. HOWEVER, IF A WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE SECOND DESIGNATED LIFE PROVIDED THE DESIGNATED LIVES WERE SPOUSES AT THE DEATH OF THE FIRST DESIGNATED LIFE.

.. Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

.. If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

    (1) apply your Account Value to any annuity option available; or

    (2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to Annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

.. In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

    (1) the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

    (2) the Account Value.

OTHER IMPORTANT CONSIDERATIONS

.. Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

.. Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

.. You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

.. You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..  Transfers to and from the elected Sub-accounts, and the AST Investment Grade
   Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

.. Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes go into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

.. Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" earlier in the prospectus for more information.)

CHARGE FOR SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS

The current charge for Spousal Highest Daily Lifetime 6 Plus is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

Spousal Highest Daily Lifetime 6 Plus is no longer available. Spousal Highest Daily Lifetime 6 Plus could only be elected based on two designated lives. Designated lives must have been natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Spousal Highest Daily Lifetime 6 Plus only could be elected if the Owner, Annuitant, and Beneficiary designations were as follows:

.. One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. The younger Owner/Annuitant and the Beneficiary must be at least 50 years old and the older must be at least 55 years old at the time of election; or

..  Co-Annuity Owners, where the Owners are each other's spouses. The
   Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. The younger Owner must be at least 50 years old and the older Owner must be at least 55 years old at the time of election; or

.. One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The younger of the Annuitant and the Contingent Annuitant must be at least 50 years old and the older must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:
(a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
(b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

If you participate in this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value).

TERMINATION OF THE BENEFIT

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective.

THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:

(I) UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE FIRST DESIGNATED LIFE, IF THE SURVIVING SPOUSE OPTS TO TAKE THE DEATH BENEFIT UNDER THE ANNUITY (RATHER THAN CONTINUE THE ANNUITY) OR IF THE SURVIVING SPOUSE IS NOT AN ELIGIBLE DESIGNATED LIFE;

(II) UPON THE DEATH OF THE SECOND DESIGNATED LIFE;

(III)YOUR TERMINATION OF THE BENEFIT;

(IV) YOUR SURRENDER OF THE ANNUITY;

(V) YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO TAKE ANNUITY PAYMENTS IN THE FORM OF THE ANNUAL INCOME AMOUNT, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);

(VI) BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO; OR

(VII)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE OR IF WE PROCESS A REQUESTED CHANGE THAT IS NOT CONSISTENT WITH OUR ALLOWED OWNER, ANNUITANT OR BENEFICIARY DESIGNATIONS.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, if applicable.

"Due Proof of Death" is satisfied when we receive all of the following in Good
Order: (a) a death certificate or similar documentation acceptable to us;
(b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

HOW SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT.

See "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" above for information regarding this component of the benefit.

ADDITIONAL TAX CONSIDERATIONS

Please see the Additional Tax Considerations section under Highest Daily Lifetime 6 Plus above.

     FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT, AND SPOUSAL
                 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT

Please see Appendix H: "Formula for Highest Daily Lifetime Income v2.1 Suite, Highest Daily Lifetime Income 2.0 Suite, Highest Daily Lifetime Income Suite and Highest Daily Lifetime 6 Plus Suite of Living Benefits."

     APPENDIX C - HIGHEST DAILY LIFETIME INCOME AND SPOUSAL HIGHEST DAILY
            LIFETIME INCOME - NO LONGER AVAILABLE FOR NEW ELECTIONS

       These benefits were offered January 24, 2011 to August 19, 2012.

EXCEPT FOR ANNUITIES THAT WERE ISSUED IN OREGON, FOR ANNUITIES THAT HAVE ONE OF THESE BENEFITS, WE CURRENTLY LIMIT ADDITIONAL PURCHASE PAYMENTS MADE AFTER THE BENEFIT HAS BEEN IN EFFECT FOR ONE YEAR (THE "BENEFIT ANNIVERSARY") TO $50,000 EACH BENEFIT YEAR. THE BENEFIT YEAR BEGINS ON THE DATE YOU ELECT AN OPTIONAL LIVING BENEFIT AND CONTINUES THROUGH AND INCLUDES THE DAY IMMEDIATELY PRECEDING THE FIRST ANNIVERSARY OF THE DATE YOU ELECTED THE OPTIONAL LIVING BENEFIT. SUBSEQUENT BENEFIT YEARS BEGIN ON THE ANNIVERSARY OF THE DATE YOU ELECTED AN OPTIONAL LIVING BENEFIT AND CONTINUE THROUGH AND INCLUDE THE DAY IMMEDIATELY PRECEDING THE NEXT ANNIVERSARY OF THE DATE YOU ELECTED THE BENEFIT.

NOTWITHSTANDING THE $50,000 LIMIT DISCUSSED ABOVE, WE MAY FURTHER LIMIT, SUSPEND OR REJECT ANY ADDITIONAL PURCHASE PAYMENT AT ANY TIME, BUT WOULD DO SO ONLY ON A NON-DISCRIMINATORY BASIS. CIRCUMSTANCES WHERE WE MAY LIMIT, RESTRICT, SUSPEND OR REJECT ADDITIONAL PURCHASE PAYMENTS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING:

..   IF WE DETERMINE THAT, AS A RESULT OF THE TIMING AND AMOUNTS OF YOUR
    ADDITIONAL PURCHASE PAYMENTS AND WITHDRAWALS, THE ANNUAL INCOME AMOUNT IS BEING INCREASED IN AN UNINTENDED FASHION (AMONG THE FACTORS WE WILL USE IN MAKING A DETERMINATION AS TO WHETHER AN ACTION IS DESIGNED TO INCREASE THE ANNUAL INCOME AMOUNT IN AN UNINTENDED FASHION IS THE RELATIVE SIZE OF ADDITIONAL PURCHASE PAYMENT(S));

..   IF WE ARE NOT THEN OFFERING THIS BENEFIT FOR NEW ISSUES; OR

..   IF WE ARE OFFERING A MODIFIED VERSION OF THIS BENEFIT FOR NEW ISSUES.

IF WE FURTHER EXERCISE OUR RIGHT TO SUSPEND, REJECT AND/OR PLACE LIMITATIONS ON THE ACCEPTANCE OF ADDITIONAL PURCHASE PAYMENTS, YOU MAY NO LONGER BE ABLE TO FUND THE BENEFIT THAT YOU ELECTED TO THE LEVEL YOU ORIGINALLY INTENDED. THIS MEANS THAT YOU MAY NO LONGER BE ABLE TO INCREASE THE VALUES ASSOCIATED WITH YOUR OPTIONAL LIVING BENEFIT THROUGH ADDITIONAL PURCHASE PAYMENTS. THIS WOULD ALSO IMPACT YOUR ABILITY TO MAKE ANNUAL CONTRIBUTIONS TO CERTAIN QUALIFIED ANNUITIES.

HIGHEST DAILY LIFETIME(R) INCOME BENEFIT

Highest Daily Lifetime(R) Income is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit, for new elections at any time.

We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

The income benefit under Highest Daily Lifetime Income currently is based on a single "designated life" who is at least 45 years old on the benefit effective date. Highest Daily Lifetime Income is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime Income is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER HIGHEST DAILY LIFETIME INCOME. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE APPLICABLE
SECTION IN THIS PROSPECTUS. FOR EXAMPLE, IF THE ANNUITY TERMINATES IN THIS SCENARIO, YOU WOULD NO LONGER HAVE ANY OPTIONAL DEATH BENEFIT THAT YOU MAY HAVE ELECTED (SEE THE OPTIONAL DEATH BENEFITS SECTION OF THIS PROSPECTUS).

KEY FEATURE - PROTECTED WITHDRAWAL VALUE

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2)the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 12/th/ benefit anniversary, your Periodic Value on the 12/th/ benefit anniversary is equal to the greater of:

(1)the Periodic Value described above, or

(2)the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:

    (a)200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

    (b)200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

    (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

This means that if you do not take a Lifetime Withdrawal on or before the 12/th/ benefit anniversary of the benefit, your Protected Withdrawal Value on the 12/th/ benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

KEY FEATURE - ANNUAL INCOME AMOUNT UNDER HIGHEST DAILY LIFETIME INCOME

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years unless you take a withdrawal of Excess Income, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 3% for ages 45-54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2 to 84, and 6% for ages 85 or older. Under the Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

..   If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

..   If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income and subsequent to the first Lifetime Withdrawal will
(i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 45-54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2 to 84, and 6% for ages 85 or older) and
(ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

HIGHEST DAILY AUTO STEP-UP

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income . As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 45-54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2-84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Highest Daily Lifetime Income does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income or any other fees and charges under the Annuity. Assume the following for all three examples:

..   The Issue Date is November 1, 2011

..   Highest Daily Lifetime Income is elected on August 1, 2012

..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income

..   The first withdrawal is a Lifetime Withdrawal

EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS

On October 24, 2012, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2012) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

EXAMPLE OF PROPORTIONAL REDUCTIONS

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2012 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

HERE IS THE CALCULATION:

Account Value before Lifetime withdrawal                  $118,000.00
Amount of "non" Excess Income                             $  3,500.00
Account Value immediately before Excess Income of $1,500  $114,500.00
Excess Income amount                                      $  1,500.00
Ratio ($1,500/$114,500 = 1.31%)                                  1.31%
Annual Income Amount                                      $  6,000.00
1.31% Reduction in Annual Income Amount                   $     78.60
Annual Income Amount for future Annuity Years             $  5,921.40

EXAMPLE OF HIGHEST DAILY AUTO STEP-UP

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

                         HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                       (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*    ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----    ------------- ------------------------ ------------------------
June 28   $238,000.00        $238,000.00               $11,900.00
June 29   $226,500.00        $228,009.60               $11,400.48
June 30   $226,800.00        $228,009.60               $11,400.48
July 1    $233,500.00        $233,500.00               $11,675.00
July 2    $231,900.00        $233,500.00               $11,675.00

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

   . The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.

   . This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

   . The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

   . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.

NON-LIFETIME WITHDRAWAL FEATURE

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this season will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

..   The Issue Date is December 1

..   Highest Daily Lifetime Income is elected on September 1

..   The Account Value at benefit election was $105,000

..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income

..   No previous withdrawals have been taken under Highest Daily Lifetime Income

On October 3, the Protected Withdrawal Value is $125,000, the 12/th/ benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

HERE IS THE CALCULATION:

Withdrawal amount                                          $ 15,000
Divided by Account Value before withdrawal                 $120,000
Equals ratio                                                   12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value                                 $109,375
12/th/ benefit year Minimum Periodic Value                 $183,750

REQUIRED MINIMUM DISTRIBUTIONS

Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31/st/ for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.

A "Calendar Year" runs from January 1 to December 31 of that year.

Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

..   the remaining Annual Income Amount for that Annuity Year; plus

..   the second Calendar Year's RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

EXAMPLE

The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

FIRST CALENDAR YEAR                    ANNUITY YEAR                           SECOND CALENDAR YEAR
-------------------------------------  -------------------------------------  -------------------------------------
01/01/2014 to 12/31/2014               06/01/2014 to 05/31/2015               01/01/2015 to 12/31/2015

Assume the following:

..   RMD Amount for Both Calendar Years = $6,000;

..   Annual Income Amount = $5,000; and

..   A withdrawal of $2,000 was taken on 07/01/2014 (during the First Calendar
    Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

The amount that can be taken between 01/03/2015 and 05/31/2015 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

..   The remaining Annual Income for that Annuity Year ($3,000); plus

..   The Second Calendar Year's RMD Amount minus the Annual Income Amount
    ($6,000 - $5,000 = $1,000).

If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2015.

Other Important Information

..   If, in any Annuity Year, your RMD amount is less than your Annual Income
    Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

..   If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

..   If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.

BENEFITS UNDER HIGHEST DAILY LIFETIME INCOME

..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN AN ANNUITY YEAR EXCEED THE ANNUAL INCOME AMOUNT ("EXCESS INCOME") AND REDUCE YOUR ACCOUNT VALUE TO ZERO, HIGHEST DAILY LIFETIME INCOME TERMINATES, WE WILL MAKE NO FURTHER PAYMENTS OF THE ANNUAL INCOME AMOUNT AND NO ADDITIONAL PURCHASE PAYMENTS WILL BE PERMITTED. HOWEVER, IF A PARTIAL WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY, THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE DESIGNATED LIFE.

..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable tax charges, to any annuity option available; or

       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

       (2)the Account Value.

OTHER IMPORTANT CONSIDERATIONS

..   Withdrawals under Highest Daily Lifetime Income benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

..   Any Lifetime Withdrawal that does not cause cumulative withdrawals in that
    Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

..   Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Highest Daily Lifetime Income reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" earlier in the prospectus for more information.)

..   The current charge for Highest Daily Lifetime Income is 0.95% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

For Highest Daily Lifetime Income, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income, except if (a) the new Owner has the same taxpayer identification number as the previous Owner,
(b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

Highest Daily Lifetime Income can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT HIGHEST DAILY LIFETIME INCOME, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND YOUR GUARANTEES UNDER HIGHEST DAILY LIFETIME INCOME WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF HIGHEST DAILY LIFETIME INCOME. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

TERMINATION OF THE BENEFIT

You may terminate Highest Daily Lifetime Income at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:

(I)   YOUR TERMINATION OF THE BENEFIT;

(II)  YOUR SURRENDER OF THE ANNUITY;

(III) YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO RECEIVE THE ANNUAL INCOME AMOUNT IN THE FORM OF ANNUITY PAYMENTS, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);

(IV) OUR RECEIPT OF DUE PROOF OF DEATH OF THE OWNER OR ANNUITANT (FOR ENTITY-OWNED ANNUITIES);

(V)   BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO; OR

(VI) YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE OR IF WE PROCESS A REQUESTED CHANGE THAT IS NOT CONSISTENT WITH OUR ALLOWED OWNER, ANNUITANT OR BENEFICIARY DESIGNATIONS.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.

"Due Proof of Death" is satisfied when we receive all of the following in Good
Order: (a) a death certificate or similar documentation acceptable to us;
(b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Highest Daily Lifetime Income other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.

HOW HIGHEST DAILY LIFETIME INCOME TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT

An integral part of Highest Daily Lifetime Income (including Spousal Highest Daily Lifetime Income) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the AST Investment Grade Bond Sub-account, referred to in this section as the "Bond Sub-account"). This predetermined mathematical formula ("formula") runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Income. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is set forth in Appendix I (and is described below).

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Income. For purposes of these benefits, we refer to those permitted Investment Options as the "Permitted Sub-accounts". Because these restrictions and the use of the formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth.

Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an Income Basis (as defined in Appendix H) for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits with respect to the X Series), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,

..   September 4 - a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

..   September 5 - you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4.

..   On September 5 - (and at least until first a transfer is made out of the
    Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).

..   Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.

Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime Income, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Income and existing Annuities that elect Highest Daily Lifetime Income in the future, however, we reserve the right to change such values.

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:

a) The total value of all your Account Value in the Bond Sub-account, or

b) An amount equal to 5% of your total Account Value.

While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

..   Not make any transfer between the Permitted Sub-accounts and the Bond
    Sub-account; or

..   If a portion of your Account Value was previously allocated to the Bond
    Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

..   Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..   The difference between your Account Value and your Protected Withdrawal
    Value;

..   The amount of time Highest Daily Lifetime Income has been in effect on your
    Annuity;

..   The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

..   Any withdrawals you take from your Annuity (while the benefit is in effect).

At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.

Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.

ADDITIONAL TAX CONSIDERATIONS

If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see "Tax Considerations" for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

SPOUSAL HIGHEST DAILY LIFETIME(R) INCOME BENEFIT

Spousal Highest Daily Lifetime(R) Income Benefit is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

We offer a benefit that guarantees, until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income is the pre-determined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

Spousal Highest Daily Lifetime Income is the spousal version of Highest Daily Lifetime Income. Currently, if you elect Spousal Highest Daily Lifetime Income and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. See "Termination of Existing Benefits and Election of New Benefits" for details.

Spousal Highest Daily Lifetime Income must be elected based on two designated lives, as described below. Each designated life must be at least 45 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income benefit due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime Income is not available if you elect any other optional living benefit, although you may elect any optional death benefit.

As long as your Spousal Highest Daily Lifetime Income is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE APPLICABLE
SECTION IN THIS PROSPECTUS. FOR EXAMPLE, IF THE ANNUITY TERMINATES IN THIS SCENARIO, YOU WOULD NO LONGER HAVE ANY OPTIONAL DEATH BENEFIT THAT YOU MAY HAVE ELECTED (SEE "MINIMUM DEATH BENEFIT" EARLIER IN THE PROSPECTUS).

KEY FEATURE - PROTECTED WITHDRAWAL VALUE

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

    (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

    (2)the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 12/th/ benefit anniversary of the effective date of the benefit, your Periodic Value on the 12/th/ benefit anniversary of the benefit effective date is equal to the greater of:

    (1)the Periodic Value described above or,

    (2)the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime
       Withdrawal:

       (a)200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

       (b)200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

       (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

This means that if you do not take a Lifetime Withdrawal on or before the 12/th/ benefit anniversary, your Protected Withdrawal Value on the 12/th/ benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12/th/ benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

KEY FEATURE - ANNUAL INCOME AMOUNT UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2; 4.5% for ages 59 1/2 to 84, and
5.5% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

..   If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

..   If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2, 4.5% for ages 59 1/2 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

HIGHEST DAILY AUTO STEP-UP

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each

Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2, 4.5% for ages 59 1/2 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Spousal Highest Daily Lifetime Income does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income or any other fees and charges under the Annuity. Assume the following for all three examples:

..   The Issue Date is November 1

..   Spousal Highest Daily Lifetime Income is elected on August 1

..   Both designated lives were 70 years old when they elected Spousal Highest
    Daily Lifetime Income

..   The first withdrawal is a Lifetime Withdrawal

EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS

On October 24 the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 59 1/2 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).

EXAMPLE OF PROPORTIONAL REDUCTIONS

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

HERE IS THE CALCULATION:

Account Value before Lifetime Withdrawal                      $118,000.00
Amount of "non" excess withdrawal                             $  2,900.00
Account Value immediately before excess withdrawal of $2,100  $115,100.00
Excess withdrawal amount                                      $  2,100.00
Ratio ($2,100 / $115,100 = 1.82%)                                    1.82%
Annual Income Amount                                          $  5,400.00
1.82% Reduction in Annual Income Amount                       $     98.28
Annual Income Amount for future Annuity Years                 $  5,301.72

EXAMPLE OF HIGHEST DAILY AUTO STEP-UP

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

                         HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                       (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*    ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----    ------------- ------------------------ ------------------------
June 28   $238,000.00        $238,000.00               $10,710.00
June 29   $226,500.00        $227,994.52               $10,259.75
June 30   $226,800.00        $227,994.52               $10,259.75
July 1    $233,500.00        $233,500.00               $10,507.50
July 2    $231,900.00        $233,500.00               $10,507.50

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

   . The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.

   . This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

   . The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

   . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.

NON-LIFETIME WITHDRAWAL FEATURE

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

..   The Issue Date is December 1, 2011

..   Spousal Highest Daily Lifetime Income is elected on September 4, 2012

..   The Account Value at benefit election was $105,000

..   Each designated life was 70 years old when he/she elected Spousal Highest
    Daily Lifetime Income

..   No previous withdrawals have been taken under Spousal Highest Daily
    Lifetime Income

On October 3, 2012, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2012 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

HERE IS THE CALCULATION:

Withdrawal amount                                          $ 15,000
Divided by Account Value before withdrawal                 $120,000
Equals ratio                                                   12.5%
All guarantees will be reduced by the above ratio (12.5%)
  Protected Withdrawal Value                               $109,375
12/th/ benefit year Minimum Periodic Value                 $183,750

REQUIRED MINIMUM DISTRIBUTIONS

See the sub-section entitled "Required Minimum Distributions" in the prospectus section above concerning Highest Daily Lifetime Income for a discussion of the relationship between the RMD amount and the Annual Income Amount.

BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME

..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN AN ANNUITY YEAR EXCEED THE ANNUAL INCOME AMOUNT ("EXCESS INCOME") AND REDUCE YOUR ACCOUNT VALUE TO ZERO, SPOUSAL HIGHEST DAILY LIFETIME INCOME TERMINATES, WE WILL MAKE NO FURTHER PAYMENTS OF THE ANNUAL INCOME AMOUNT AND NO ADDITIONAL PURCHASE PAYMENTS WILL BE PERMITTED. HOWEVER, IF A WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE SECOND DESIGNATED LIFE PROVIDED THE DESIGNATED LIVES WERE SPOUSES AT THE DEATH OF THE FIRST DESIGNATED LIFE.

..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable state required premium tax, to any annuity option available; or

       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

       (2)the Account Value.

OTHER IMPORTANT CONSIDERATIONS

..   Withdrawals under the Spousal Highest Daily Lifetime Income benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

..   Any Lifetime Withdrawal that does not cause cumulative withdrawals in that
    Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes go into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

..   Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" earlier in the prospectus for more information.


CHARGE FOR SPOUSAL HIGHEST DAILY LIFETIME INCOME


The current charge for Spousal Highest Daily Lifetime Income is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

Spousal Highest Daily Lifetime Income can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime Income only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

..   One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be at least 45 years old at the time of election; or

..   Co-Annuity Owners, where the Owners are each other's spouses. The
    Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 45 years old at the time of election; or

..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 45 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:
(a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
(b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime Income can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT, AND YOUR GUARANTEES UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE

OF SPOUSAL HIGHEST DAILY LIFETIME INCOME. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

TERMINATION OF THE BENEFIT

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:

(I) UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE FIRST DESIGNATED LIFE, IF THE SURVIVING SPOUSE OPTS TO TAKE THE DEATH BENEFIT UNDER THE ANNUITY (RATHER THAN CONTINUE THE ANNUITY) OR IF THE SURVIVING SPOUSE IS NOT AN ELIGIBLE DESIGNATED LIFE;

(II)  UPON THE DEATH OF THE SECOND DESIGNATED LIFE;

(III) YOUR TERMINATION OF THE BENEFIT;

(IV)  YOUR SURRENDER OF THE ANNUITY;

(V) YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO TAKE ANNUITY PAYMENTS IN THE FORM OF THE ANNUAL INCOME AMOUNT, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);

(VI)  BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO; OR

(VII) YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE OR IF WE PROCESS A REQUESTED CHANGE THAT IS NOT CONSISTENT WITH OUR ALLOWED OWNER, ANNUITANT OR BENEFICIARY DESIGNATIONS.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.

"Due Proof of Death" is satisfied when we receive all of the following in Good
Order: (a) a death certificate or similar documentation acceptable to us;
(b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Spousal Highest Daily Lifetime Income other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

HOW SPOUSAL HIGHEST DAILY LIFETIME INCOME TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
See "How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income above for information regarding this component of the benefit.

ADDITIONAL TAX CONSIDERATIONS

Please see the Additional Tax Considerations section under Highest Daily Lifetime Income above.

APPENDIX D - HIGHEST DAILY LIFETIME INCOME 2.0, SPOUSAL HIGHEST DAILY LIFETIME
    INCOME 2.0, HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT, AND SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL
             DEATH BENEFIT - NO LONGER AVAILABLE FOR NEW ELECTIONS


       These benefits were offered August 20, 2012 to February 24, 2013.

HIGHEST DAILY LIFETIME(R) INCOME 2.0 BENEFIT

Highest Daily Lifetime(R) Income 2.0 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit, for new elections at any time.

We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income 2.0 may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income 2.0 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

The income benefit under Highest Daily Lifetime Income 2.0 currently is based on a single "designated life" who is at least 50 years old on the benefit effective date. Highest Daily Lifetime Income 2.0 is not available if you elect any other optional living benefit. As long as your Highest Daily Lifetime Income 2.0 is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER HIGHEST DAILY LIFETIME INCOME 2.0. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE APPLICABLE
SECTION IN THIS PROSPECTUS.

KEY FEATURE - PROTECTED WITHDRAWAL VALUE

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2)the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 12/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 12/th/ Anniversary of the benefit effective date is equal to the greater of:

(1)the Periodic Value described above, or

(2)the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:

    (a)200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

    (b)200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

    (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

This means that if you do not take a Lifetime Withdrawal on or before the 12/th/ benefit anniversary, your Protected Withdrawal Value on the 12/th/ benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking withdrawals prior to your 12/th/ benefit anniversary, however, this automatic increase will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

PLEASE NOTE THAT IF YOU ELECT HIGHEST DAILY LIFETIME INCOME 2.0, YOUR ACCOUNT VALUE IS NOT GUARANTEED, CAN FLUCTUATE AND MAY LOSE VALUE.

KEY FEATURE - ANNUAL INCOME AMOUNT UNDER HIGHEST DAILY LIFETIME INCOME 2.0

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years unless you take a withdrawal of Excess Income. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are:
3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older. Under the Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

.. If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

.. If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income 2.0 and subsequent to the first Lifetime Withdrawal will
(i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

HIGHEST DAILY AUTO STEP-UP

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income 2.0. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65-84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income 2.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income 2.0 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Highest Daily Lifetime Income 2.0 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income 2.0 or any other fees and charges under the Annuity. Assume the following for all three examples:

..  The Issue Date is November 1

..  Highest Daily Lifetime Income 2.0 is elected on August 1

..  The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
   Income 2.0

..  The first withdrawal is a Lifetime Withdrawal

EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS

On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

EXAMPLE OF PROPORTIONAL REDUCTIONS

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

HERE IS THE CALCULATION:

    Account Value before Lifetime withdrawal                  $ 118,000.00
    Amount of "non" Excess Income                             $   3,500.00
    Account Value immediately before Excess Income of $1,500  $ 114,500.00
    Excess Income amount                                      $   1,500.00
    Ratio ($1,500/$114,500 = 1.31%)                                   1.31%
    Annual Income Amount                                      $   6,000.00
    1.31% Reduction in Annual Income Amount                   $      78.60
    Annual Income Amount for future Annuity Years             $   5,921.40

EXAMPLE OF HIGHEST DAILY AUTO STEP-UP

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

                             HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                           (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
    DATE*    ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
    -----    ------------- ------------------------ ------------------------
    June 28   $238,000.00        $238,000.00               $11,900.00
    June 29   $226,500.00        $228,009.60               $11,400.48
    June 30   $226,800.00        $228,009.60               $11,400.48
    July 1    $233,500.00        $233,500.00               $11,675.00
    July 2    $231,900.00        $233,500.00               $11,675.00

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

    . The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.

    . This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

    . The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

    . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.

NON-LIFETIME WITHDRAWAL FEATURE

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income 2.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income 2.0. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income 2.0. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

..  The Issue Date is December 3

..  Highest Daily Lifetime Income 2.0 is elected on September 4

..  The Account Value at benefit election was $105,000

..  The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
   Income 2.0

..  No previous withdrawals have been taken under Highest Daily Lifetime Income
   2.0

On October 3, the Protected Withdrawal Value is $125,000, the 12/th/ benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income 2.0 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

HERE IS THE CALCULATION:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      12/th/ benefit year Minimum Periodic Value                 $183,750

REQUIRED MINIMUM DISTRIBUTIONS

Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31/st/ for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.

A "Calendar Year" runs from January 1 to December 31 of that year.

Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

..  the remaining Annual Income Amount for that Annuity Year; plus

.. the second Calendar Year's RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

EXAMPLE

The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

FIRST CALENDAR YEAR                    ANNUITY YEAR                           SECOND CALENDAR YEAR
-------------------------------------  -------------------------------------  -------------------------------------
01/01/2014 to 12/31/2014               06/01/2014 to 05/31/2015               01/01/2015 to 12/31/2015

Assume the following:

..  RMD Amount for Both Calendar Years = $6,000;

..  Annual Income Amount = $5,000; and

..  A withdrawal of $2,000 was taken on 07/01/2014 (during the First Calendar
   Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

The amount that can be taken between 01/03/2015 and 05/31/2015 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

..  The remaining Annual Income for that Annuity Year ($3,000); plus

..  The Second Calendar Year's RMD Amount minus the Annual Income Amount ($6,000
   - $5,000 = $1,000).

If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2015.

Other Important Information

..  If, in any Annuity Year, your RMD amount is less than your Annual Income
   Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

.. If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

.. If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.

BENEFITS UNDER HIGHEST DAILY LIFETIME INCOME 2.0

.. To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income 2.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN AN ANNUITY YEAR EXCEED THE ANNUAL INCOME AMOUNT ("EXCESS INCOME") AND REDUCE YOUR ACCOUNT VALUE TO ZERO, HIGHEST DAILY LIFETIME INCOME 2.0 TERMINATES, WE WILL MAKE NO FURTHER PAYMENTS OF THE ANNUAL INCOME AMOUNT AND NO ADDITIONAL PURCHASE PAYMENTS WILL BE PERMITTED. HOWEVER, IF A PARTIAL WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY, THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE DESIGNATED LIFE.

.. Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

.. If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable tax charges, to any annuity option available; or

       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

.. In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

       (2)the Account Value.

OTHER IMPORTANT CONSIDERATIONS

.. Withdrawals under Highest Daily Lifetime Income 2.0 benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income
   2.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

.. Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

.. You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

.. You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..  Transfers to and from the Permitted Sub-accounts and the AST Investment
   Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

.. Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

..  If you elect this benefit, you may be required to reallocate to different
   Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

..  Any Death Benefit will terminate if withdrawals taken under Highest Daily
   Lifetime Income 2.0 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" earlier in the prospectus for more information.)

.. The current charge for Highest Daily Lifetime Income 2.0 is 1.00% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income 2.0 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.25% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income 2.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

For Highest Daily Lifetime Income 2.0, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income 2.0. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income 2.0, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

Highest Daily Lifetime Income 2.0 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income
2.0 and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT HIGHEST DAILY LIFETIME INCOME 2.0, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND YOUR GUARANTEES UNDER HIGHEST DAILY LIFETIME INCOME 2.0 WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF HIGHEST DAILY LIFETIME INCOME 2.0. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income 2.0 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income 2.0 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

TERMINATION OF THE BENEFIT

You may terminate Highest Daily Lifetime Income 2.0 at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:

(I)   YOUR TERMINATION OF THE BENEFIT;

(II)  YOUR SURRENDER OF THE ANNUITY;

(III) YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO RECEIVE THE ANNUAL INCOME AMOUNT IN THE FORM OF ANNUITY PAYMENTS, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);

(IV) OUR RECEIPT OF DUE PROOF OF DEATH OF THE OWNER OR ANNUITANT (FOR ENTITY-OWNED ANNUITIES);

(V)   BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO; OR

(VI) YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE OR IF WE PROCESS A REQUESTED CHANGE THAT IS NOT CONSISTENT WITH OUR ALLOWED OWNER, ANNUITANT OR BENEFICIARY DESIGNATIONS.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.

"Due Proof of Death" is satisfied when we receive all of the following in Good
Order: (a) a death certificate or similar documentation acceptable to us;
(b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Highest Daily Lifetime Income 2.0 other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income 2.0 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.

HOW HIGHEST DAILY LIFETIME INCOME 2.0 TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT

OVERVIEW OF THE PREDETERMINED MATHEMATICAL FORMULA

Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income 2.0 suite of benefits, while managing the risk associated with offering these products. One of the key features that helps us accomplish that balance and an integral part of the Highest Daily Lifetime Income 2.0 suite is the predetermined mathematical formula used to transfer Account Value between the Permitted Subaccounts and the AST Investment Grade Bond Sub-account, referred to in this section as the "Bond Sub-account". The formula is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income 2.0 suite of benefits.

The formula is set forth in Appendix I (and is described below).

The predetermined mathematical formula ("formula") monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk associated with these benefits, which is generally represented by the gap between your Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, lessens the risk that your Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit. It may also limit the potential for your Account Value to grow.

However, in addition to providing lifetime income when your Account Value is reduced to zero, Highest Daily Lifetime Income 2.0 can potentially dampen the impact of volatility on your Account Value during extreme market downturns by transferring assets from your chosen investments into the Bond Sub-account as described above. This occurs pursuant to the predetermined mathematical formula, which can limit the possibility or reduce the amount of a significant loss of Account Value, and potentially provide a higher income stream in retirement.

The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula nor does the formula constitute an investment strategy that we are recommending to you.

TRANSFER ACTIVITY UNDER THE FORMULA

Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, assuming none of the Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Account Value before a transfer to the Bond Sub-account is made.

It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, the performance of the Bond Sub-account while money is invested in it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..  The difference between your Account Value and your Protected Withdrawal
   Value;

..  The amount of time the benefit has been in effect on your Annuity;

.. The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

.. Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

..  Any withdrawals you take from your Annuity (while the benefit is in effect).

Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Account Value and hence a greater impact on if (and how much of) your Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

HOW THE FORMULA OPERATES

Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.

(1)First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the "Target Value" or "L".

(2)Second, we subtract any amounts invested in the Bond Sub-account ("B") from the Target Value and divide that number by the amount invested in the Permitted Sub-Accounts ("V"). We refer to this resulting value as the "Target Ratio" or "R".

(3)Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.

(4)If a transfer needs to occur, we use another calculation to determine the amount of the transfer.

The Formula is:

   R = (L - B)/ V

More specifically, the formula operates as follows:

(1)We calculate the Target Value (L) by multiplying the Income Basis (as defined in Appendix H) for that day by 5% and by the applicable Annuity Factor found in Appendix I. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits with respect to the X Series), and any withdrawals of Excess Income.

   Example (assume the Income Basis is $200,000, and the contract is 11 1/2 months old, resulting in an annuity factor of 14.95)

   Target Value (L) = $200,000 x 5% x 14.95 = $149,500

(2)Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (V).

   Example (assume the amount in the Bond Sub-account is zero, and the amount held within the Permitted Sub-accounts is $179,500)

   Target Ratio (R) = ($149,500 - 0)/$179,500 = 83.3%

(3)If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

   Example: Assuming the Target Ratio is above 83% for a 3/rd/ consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.

(4)In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap discussion below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be.

THE 90% CAP

The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

MONTHLY TRANSFERS

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:

a) The total value of all your Account Value in the Bond Sub-account, or

b) An amount equal to 5% of your total Account Value.

OTHER IMPORTANT INFORMATION

.. The Bond sub-account is not a Permitted Sub-account. As such, only the formula can transfer Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Account Value to or from the Bond Sub-account.

..  While you are not notified before a transfer occurs to or from the Bond
   Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

    . Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

    . If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

    . Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

.. If you make additional Purchase Payments to your Annuity, they will be allocated to the Permitted Sub-accounts and will be subject to the formula.

.. Additional Purchase Payments to your Annuity do not increase "B" within the formula, and may result in an additional Account Value being transferred to the Permitted Sub-accounts, or a transfer to the Bond Sub-account due to the change in the ratio.

.. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).

ADDITIONAL TAX CONSIDERATIONS

If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see "Tax Considerations" for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income 2.0 through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

SPOUSAL HIGHEST DAILY LIFETIME(R) INCOME 2.0 BENEFIT

Spousal Highest Daily Lifetime(R) Income 2.0 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

We offer a benefit that guarantees, until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income 2.0 after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income 2.0 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

Spousal Highest Daily Lifetime Income 2.0 is the spousal version of Highest Daily Lifetime Income 2.0. Currently, if you elect Spousal Highest Daily Lifetime Income 2.0 and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income 2.0 and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. See "Termination of Existing Benefits and Election of New Benefits" for details.

Spousal Highest Daily Lifetime Income 2.0 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income 2.0 benefit due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime Income 2.0 is not available if you elect any other optional living benefit.

As long as your Spousal Highest Daily Lifetime Income 2.0 is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE APPLICABLE SECTION IN THIS PROSPECTUS.

KEY FEATURE - PROTECTED WITHDRAWAL VALUE

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2)the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 12/th/ benefit anniversary, your Periodic Value on the 12/th/ benefit anniversary is equal to the greater of:

(1)the Periodic Value described above or,

(2)the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime
   Withdrawal:

    (a)200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

    (b)200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

    (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

This means that if you do not take a Lifetime Withdrawal on or before the 12/th/ benefit anniversary of the benefit, your Protected Withdrawal Value on the 12/th/ benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking withdrawals prior to your 12/th/ benefit anniversary, however, this automatic increase will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

PLEASE NOTE THAT IF YOU ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0, YOUR ACCOUNT VALUE IS NOT GUARANTEED, CAN FLUCTUATE AND MAY LOSE VALUE.

KEY FEATURE - ANNUAL INCOME AMOUNT UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME
2.0

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64; 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

.. If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

.. If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income 2.0 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

HIGHEST DAILY AUTO STEP-UP

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual
Income Amount, the charge for Spousal Highest Daily Lifetime Income 2.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily
Lifetime Income 2.0 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Spousal Highest Daily Lifetime Income 2.0 does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income 2.0 or any other fees and charges under the Annuity. Assume the following for all three examples:

..  The Issue Date is November 1, 2012

..  Spousal Highest Daily Lifetime Income 2.0 is elected on August 1, 2013

..  Both designated lives were 70 years old when they elected Spousal Highest
   Daily Lifetime Income 2.0

..  The first withdrawal is a Lifetime Withdrawal

EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS

On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).

EXAMPLE OF PROPORTIONAL REDUCTIONS

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                      $ 118,000.00
  Amount of "non" excess withdrawal                             $   2,900.00
  Account Value immediately before excess withdrawal of $2,100  $ 115,100.00
  Excess withdrawal amount                                      $   2,100.00
  Ratio ($2,100/$115,100 = 1.82%)                                       1.82%
  Annual Income Amount                                          $   5,400.00
  1.82% Reduction in Annual Income Amount                       $      98.28
  Annual Income Amount for future Annuity Years                 $   5,301.72

EXAMPLE OF HIGHEST DAILY AUTO STEP-UP

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

                             HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                           (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
    DATE*    ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
    -----    ------------- ------------------------ ------------------------
    June 28   $238,000.00        $238,000.00               $10,710.00
    June 29   $226,500.00        $227,994.52               $10,259.75
    June 30   $226,800.00        $227,994.52               $10,259.75
    July 1    $233,500.00        $233,500.00               $10,507.50
    July 2    $231,900.00        $233,500.00               $10,507.50

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

    . The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.

    . This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

    . The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

    . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.

NON-LIFETIME WITHDRAWAL FEATURE

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income 2.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income
2.0. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income 2.0. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

..  The Issue Date is December 3, 2012

..  Spousal Highest Daily Lifetime Income 2.0 is elected on September 4, 2013

..  The Account Value at benefit election was $105,000

..  Each designated life was 70 years old when he/she elected Spousal Highest
   Daily Lifetime Income 2.0

..  No previous withdrawals have been taken under Spousal Highest Daily Lifetime
   Income 2.0

On October 3, 2013, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2013 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

HERE IS THE CALCULATION:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      12/th/ benefit year Minimum Periodic Value                 $183,750

REQUIRED MINIMUM DISTRIBUTIONS

See the sub-section entitled "Required Minimum Distributions" in the prospectus section above concerning Highest Daily Lifetime Income 2.0 for a discussion of the relationship between the RMD amount and the Annual Income Amount.

BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0

.. To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income 2.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death.

   After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN AN ANNUITY YEAR EXCEED THE ANNUAL INCOME AMOUNT ("EXCESS INCOME") AND REDUCE YOUR ACCOUNT VALUE TO ZERO, SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 TERMINATES, WE WILL MAKE NO FURTHER PAYMENTS OF THE ANNUAL INCOME AMOUNT AND NO ADDITIONAL PURCHASE PAYMENTS WILL BE PERMITTED. HOWEVER, IF A WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE SECOND DESIGNATED LIFE PROVIDED THE DESIGNATED LIVES WERE SPOUSES AT THE DEATH OF THE FIRST DESIGNATED LIFE.

.. Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

.. If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable state required premium tax, to any annuity option available; or

       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

.. In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

       (2)the Account Value.

OTHER IMPORTANT CONSIDERATIONS

.. Withdrawals under the Spousal Highest Daily Lifetime Income 2.0 benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income 2.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

.. Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

.. You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

.. You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..  Transfers to and from the Permitted Sub-accounts and the AST Investment
   Grade Bond Sub-account triggered by the pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

.. Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes go into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

..  If you elect this benefit, you may be required to reallocate to different
   Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

..  Any Death Benefit will terminate if withdrawals taken under Spousal Highest
   Daily Lifetime Income 2.0 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" earlier in the prospectus for more information.)

CHARGE FOR THE SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.0

The current charge for Spousal Highest Daily Lifetime Income 2.0 is 1.10% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income 2.0 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.275% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income 2.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

Spousal Highest Daily Lifetime Income 2.0 can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime Income
2.0 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

.. One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or

..  Co-Annuity Owners, where the Owners are each other's spouses. The
   Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or

.. One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:
(a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
(b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income 2.0 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime Income 2.0 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income 2.0 and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT, AND YOUR GUARANTEES UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income 2.0 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income 2.0 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

"Due Proof of Death" is satisfied when we receive all of the following in Good
Order: (a) a death certificate or similar documentation acceptable to us;
(b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

TERMINATION OF THE BENEFIT

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:

(I) UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE FIRST DESIGNATED LIFE, IF THE SURVIVING SPOUSE OPTS TO TAKE THE DEATH BENEFIT UNDER THE ANNUITY (RATHER THAN CONTINUE THE ANNUITY) OR IF THE SURVIVING SPOUSE IS NOT AN ELIGIBLE DESIGNATED (II) LIFE;

(II)  UPON THE DEATH OF THE SECOND DESIGNATED LIFE;

(III) YOUR TERMINATION OF THE BENEFIT;

(IV)  YOUR SURRENDER OF THE ANNUITY;

(V) YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO TAKE ANNUITY PAYMENTS IN THE FORM OF THE ANNUAL INCOME AMOUNT, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);

(VI)  BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO; OR

(VII) YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE OR IF WE PROCESS A REQUESTED CHANGE THAT IS NOT CONSISTENT WITH OUR ALLOWED OWNER, ANNUITANT OR BENEFICIARY DESIGNATIONS.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.

Upon termination of Spousal Highest Daily Lifetime Income 2.0 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

HOW SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT

See "How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.

ADDITIONAL TAX CONSIDERATIONS

Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.

HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT

Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit ("HA DB") is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.

We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) ("Guarantee Payments"). Highest Daily Lifetime Income 2.0 with HA DB may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and also wish to provide a death benefit to your beneficiaries. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income 2.0 with HA DB is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income
2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

Highest Daily Lifetime Income 2.0 is offered with or without the HA DB component; however, you may only elect HA DB with Highest Daily Lifetime Income 2.0, and you must elect the HA DB benefit at the time you elect Highest Daily Lifetime Income 2.0. If you elect Highest Daily Lifetime Income 2.0 without HA DB and would like to add the feature later, you must first terminate Highest Daily Lifetime Income 2.0 and elect Highest Daily Lifetime Income 2.0 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income 2.0 and elect Highest Daily Lifetime Income 2.0 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income 2.0 with HA DB is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living or death benefit.

The income benefit under Highest Daily Lifetime Income 2.0 with HA DB currently is based on a single "designated life" who is between the ages of 50 and 79 on the benefit effective date. As long as your Highest Daily Lifetime Income 2.0 with HA DB is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB (INCLUDING NO PAYMENT OF THE HIGHEST ANNUAL DEATH BENEFIT AMOUNT).

KEY FEATURE - PROTECTED WITHDRAWAL VALUE

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2)the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 12/th/ benefit anniversary, your Periodic Value on the 12/th/ benefit anniversary is equal to the greater of:

(1)the Periodic Value described above, or

(2)the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:

    (a)200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

    (b)200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

    (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

This means that if you do not take a withdrawal on or before the 12/th/ benefit anniversary of the benefit, your Protected Withdrawal Value on the 12/th/ benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking withdrawals prior to your 12/th/ benefit anniversary, however, this automatic increase will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

PLEASE NOTE THAT IF YOU ELECT HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB, YOUR ACCOUNT VALUE IS NOT GUARANTEED, CAN FLUCTUATE AND MAY LOSE VALUE.

KEY FEATURE - ANNUAL INCOME AMOUNT UNDER HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years unless you take a withdrawal of Excess Income, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older. Under Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

.. If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

.. If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income 2.0 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 -54 ; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

After your first Lifetime Withdrawal and before your Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.

If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

HIGHEST DAILY AUTO STEP-UP

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income 2.0 with HA DB. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The

Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65-84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income 2.0 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income 2.0 with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Highest Daily Lifetime Income 2.0 with HA DB does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income 2.0 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:

..  The Issue Date is November 1, 2012

..  Highest Daily Lifetime Income 2.0 with HA DB is elected on August 1, 2013

..  The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
   Income 2.0 with HA DB

..  The first withdrawal is a Lifetime Withdrawal

EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS

On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920).

EXAMPLE OF PROPORTIONAL REDUCTIONS

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).

HERE IS THE CALCULATION:

Annual Income Amount                           Highest Annual Death Benefit Amount
--------------------                           -----------------------------------
Account Value before Lifetime                  Account Value before Lifetime
  Withdrawal                      $118,000.00    Withdrawal                         $118,000.00
Amount of "non" Excess Income     $  3,500.00  Amount of "non" Excess Income        $  3,500.00
Account Value immediately before               Account Value immediately before
Excess Income of $1,500           $114,500.00  Excess Income of $1,500              $114,500.00
Excess Income amount              $  1,500.00  Excess Income amount                 $  1,500.00
Ratio ($1,500/$114,500 = 1.31%)          1.31% Ratio ($1,500 / $114,500 = 1.31%)           1.31%
Annual Income Amount              $  6,000.00  HA DB Amount                         $109,420.00
1.31% Reduction in Annual Income               1.31% Reduction in Annual Income
  Amount                          $     78.60    Amount                             $  1,433.40
Annual Income Amount for                       Highest Annual Death
  future Annuity Years            $  5,921.40  Benefit Amount                       $107,986.60

EXAMPLE OF HIGHEST DAILY AUTO STEP-UP

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

                         HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                       (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*    ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----    ------------- ------------------------ ------------------------
June 28   $238,000.00        $238,000.00               $11,900.00
June 29   $226,500.00        $228,009.60               $11,400.48
June 30   $226,800.00        $228,009.60               $11,400.48
July 1    $233,500.00        $233,500.00               $11,675.00
July 2    $231,900.00        $233,500.00               $11,675.00

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

    . The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.

    . This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

    . The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

    . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.

In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 5%, generating an Annual Income Amount of $5,950.00. Since this amount is greater than the current year's Annual Income Amount of $5,921.40 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2013 and continuing through October 31, 2014, will be stepped-up to $5,950.00.

NON-LIFETIME WITHDRAWAL FEATURE

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income 2.0 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income 2.0 with HA DB. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income 2.0 with HA DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above) and the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

..  The Issue Date is December 3

..  Highest Daily Lifetime Income 2.0 with HA DB is elected on September 4

..  The Account Value at benefit election was $105,000

..  The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
   Income 2.0 with HA DB

..  No previous withdrawals have been taken under Highest Daily Lifetime Income
   2.0 with HA DB

On October 3, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income 2.0 with HA DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

HERE IS THE CALCULATION:

    Withdrawal amount                                          $ 15,000.00
    Divided by Account Value before withdrawal                 $120,000.00
    Equals ratio                                                      12.5%
    All guarantees will be reduced by the above ratio (12.5%)
    Protected Withdrawal Value                                 $109,375.00
    12th benefit year Minimum Periodic Value                   $183,750.00
    Highest Annual Death Benefit Amount                        $100,992.50

REQUIRED MINIMUM DISTRIBUTIONS

Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied:

A "Calendar Year" runs from January 1 to December 31 of that year.

Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

..  the remaining Annual Income Amount for that Annuity Year; plus

.. the second Calendar Year's RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

EXAMPLE

The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

 FIRST CALENDAR YEAR       ANNUITY YEAR              SECOND CALENDAR YEAR
 ------------------------- ------------------------- -------------------------
 01/01/2014 to 12/31/2014  06/01/2014 to 05/31/2015  01/01/2015 to 12/31/2015

Assume the following:

..  RMD Amount for Both Calendar Years = $6,000;

..  Annual Income Amount = $5,000; and

..  A withdrawal of $2,000 was taken on 07/01/2014 (during the First Calendar
   Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

The amount that can be taken between 01/03/2015 and 05/31/2015 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

..  The remaining Annual Income for that Annuity Year ($3,000); plus

..  The Second Calendar Year's RMD Amount minus the Annual Income Amount
   ($6,000--$5,000 = $1,000).

If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2015.

Other Important Information

..  If, in any Annuity Year, your RMD amount is less than your Annual Income
   Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

.. If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

.. If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.

HIGHEST ANNUAL DEATH BENEFIT

A Death Benefit is payable under Highest Daily Lifetime Income 2.0 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Owner (Annuitant if entity-owned), also referred to as the "Single Designated Life", when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit or the Highest Annual Death Benefit Amount described below.

Highest Annual Death Benefit Amount:

On the date you elect Highest Daily Lifetime Income 2.0 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:

    (1)The Account Value on the current Valuation Day; and

    (2)The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,

       .  increased by any Purchase Payments made since that anniversary and,

       . reduced by the effect of withdrawals made since that anniversary, as described below.

Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Highest Daily Lifetime Income 2.0 with HA DB.

On each anniversary of the benefit effective date, up to and including the date of death of the decedent, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.

A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

The Highest Annual Death Benefit will be calculated on the date of death of the decedent and will be:

       . increased by the amount of any additional Adjusted Purchase Payments, and

       . reduced by the effect of any withdrawals (as described in the preceding paragraph),

made during the period between the decedent's date of death and the date we receive Due Proof of Death.

PLEASE NOTE THAT THE HIGHEST ANNUAL DEATH BENEFIT AMOUNT IS AVAILABLE ONLY UNTIL WE MAKE GUARANTEE PAYMENTS UNDER HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB OR ANNUITY PAYMENTS BEGIN. THIS MEANS THAT ANY WITHDRAWALS THAT REDUCE YOUR ACCOUNT VALUE TO ZERO WILL ALSO REDUCE THE HIGHEST ANNUAL DEATH BENEFIT AMOUNT TO ZERO.

ALL OTHER PROVISIONS APPLICABLE TO DEATH BENEFITS UNDER YOUR ANNUITY WILL CONTINUE TO APPLY. SEE THE "DEATH BENEFITS" SECTION OF THIS PROSPECTUS FOR MORE INFORMATION PERTAINING TO DEATH BENEFITS.

BENEFITS UNDER HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB

.. To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Highest Daily Lifetime Income 2.0 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN AN ANNUITY YEAR EXCEED THE ANNUAL INCOME AMOUNT ("EXCESS INCOME") AND REDUCE YOUR ACCOUNT VALUE TO ZERO, HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB TERMINATES, WE WILL MAKE NO FURTHER PAYMENTS OF THE ANNUAL INCOME AMOUNT AND NO ADDITIONAL PURCHASE PAYMENTS WILL BE PERMITTED.

.. Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.

.. Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including the HA DB, will terminate. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

.. If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

    (1)apply your Account Value, less any applicable tax charges, to any annuity option available; or

    (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

.. In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

    (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

    (2)the Account Value.

OTHER IMPORTANT CONSIDERATIONS

.. Withdrawals under Highest Daily Lifetime Income 2.0 with HA DB are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income
   2.0 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

.. Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

.. You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

.. You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..  Transfers to and from the Permitted Sub-accounts and the AST Investment
   Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

.. Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

..  If you elect this benefit, you may be required to reallocate to different
   Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

..  Any Death Benefit will terminate if withdrawals taken under Highest Daily
   Lifetime Income 2.0 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" earlier in the prospectus for more information.)

CHARGE FOR HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB

The current charge for Highest Daily Lifetime Income 2.0 with HA DB is 1.40% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income 2.0 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.35% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income 2.0 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

For Highest Daily Lifetime Income 2.0 with HA DB, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be between 50 and 79 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income 2.0 with HA DB. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income 2.0 with HA DB, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or
(c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

Highest Daily Lifetime Income 2.0 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income 2.0 with HA DB and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND YOUR GUARANTEES UNDER HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income
2.0 with HA DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income 2.0 with HA DB so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

TERMINATION OF THE BENEFIT

You may terminate Highest Daily Lifetime Income 2.0 with HA DB at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit, including the HA DB, will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:

(I)YOUR TERMINATION OF THE BENEFIT;

(II)  YOUR SURRENDER OF THE ANNUITY;

(III) WHEN ANNUITY PAYMENTS BEGIN (ALTHOUGH IF YOU HAVE ELECTED TO RECEIVE THE ANNUAL INCOME AMOUNT IN THE FORM OF ANNUITY PAYMENTS, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);

(IV) OUR RECEIPT OF DUE PROOF OF DEATH OF THE OWNER (OR ANNUITANT IF ENTITY-OWNED);

(V)   BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO; OR

(VI) YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE OR IF WE PROCESS A REQUESTED CHANGE THAT IS NOT CONSISTENT WITH OUR ALLOWED OWNER, ANNUITANT OR BENEFICIARY DESIGNATIONS.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.

"Due Proof of Death" is satisfied when we receive all of the following in Good
Order: (a) a death certificate or similar documentation acceptable to us;
(b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Highest Daily Lifetime Income 2.0 with HA DB, other than upon the death of the Owner or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income 2.0 with HA DB terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.

HOW HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT

See "How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.

ADDITIONAL TAX CONSIDERATIONS

Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.

SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT

Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit ("HA DB") is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

We offer a benefit that guarantees, until the death of the Remaining Designated Life (as described below) (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) ("Guarantee Payments"). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income 2.0 with HA DB after the death of the first spouse (subject to the provisions below regarding a Remaining Designated Life), and also want to provide a death benefit. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.

An integral component of Spousal Highest Daily Lifetime Income 2.0 with HA DB is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income
2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

Spousal Highest Daily Lifetime Income 2.0 with HA DB is the spousal version of Highest Daily Lifetime Income 2.0 with HA DB. Spousal Highest Daily Lifetime Income 2.0 is offered with or without the HA DB component; however, you may only elect HA DB with Spousal Highest Daily Lifetime Income 2.0, and you must elect the HA DB benefit at the time you elect Spousal Highest Daily Lifetime Income 2.0. If you elect Spousal Highest Daily Lifetime Income 2.0 without HA DB and would like to add the feature later, you must first terminate Spousal Highest Daily Lifetime Income 2.0 and elect Spousal Highest Daily Lifetime Income 2.0 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Spousal Highest Daily Lifetime Income 2.0 and elect Spousal Highest Daily Lifetime Income 2.0 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime Income 2.0 with HA DB is offered as an alternative to other lifetime withdrawal options. Currently, if you elect Spousal Highest Daily Lifetime Income 2.0 with HA DB and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" for details.

Spousal Highest Daily Lifetime Income 2.0 with HA DB must be elected based on two designated lives, as described below. Each designated life must be between the ages of 50 and 79 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income 2.0 with HA DB due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime Income 2.0 with HA DB is not available if you elect any other optional living or death benefit.

As long as your Spousal Highest Daily Lifetime Income 2.0 with HA DB is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB.

KEY FEATURE - PROTECTED WITHDRAWAL VALUE

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2)the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 12/th/ benefit anniversary of the effective date of the benefit, your Periodic Value on the 12/th/ benefit anniversary of the benefit effective date is equal to the greater of:

(1)the Periodic Value described above or,

(2)the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime
   Withdrawal:

    (a)200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

    (b)200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

    (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

This means that if you do not take a withdrawal on or before the 12/th/ benefit anniversary of the benefit, your Protected Withdrawal Value on the 12/th/ benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12/th/ benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

PLEASE NOTE THAT IF YOU ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB, YOUR ACCOUNT VALUE IS NOT GUARANTEED, CAN FLUCTUATE AND MAY LOSE VALUE.

KEY FEATURE - ANNUAL INCOME AMOUNT UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME
2.0 WITH HA DB

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger spousal designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64; 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life. If you elected this benefit and one of the Spousal Designated Lives becomes the Remaining Designated Life, we will continue to use the age of the younger of both the original Spousal Designated Lives for purposes of calculating the applicable Annual Income percentage. Under Spousal Highest Daily Lifetime
Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

.. If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

.. If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income 2.0 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

After your first Lifetime Withdrawal and before your Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.

If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

HIGHEST DAILY AUTO STEP-UP

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger spousal designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Spousal Highest Daily Lifetime Income 2.0 with HA DB does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income 2.0 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:

..  The Issue Date is November 1, 2012

..  Spousal Highest Daily Lifetime Income 2.0 with HA DB is elected on August 1,
   2013

..  Both designated lives were 70 years old when they elected Spousal Highest
   Daily Lifetime Income 2.0 with HA DB

..  The first withdrawal is a Lifetime Withdrawal

EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS

On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920.).

EXAMPLE OF PROPORTIONAL REDUCTIONS

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).

HERE IS THE CALCULATION:

Annual Income Amount                                   Highest Annual Death Benefit Amount
--------------------                                   -----------------------------------------
Account Value before Lifetime Withdrawal  $118,000.00  Account Value before Lifetime Withdrawal  $118,000.00
Amount of "non" Excess Income             $  2,900.00  Amount of "non" Excess Income             $  2,900.00
Account Value immediately before                       Account Value immediately before
Excess Income of $2,100                   $115,100.00  Excess Income of $2,100                   $115,100.00
Excess Income amount                      $  2,100.00  Excess Income amount                      $  2,100.00
Ratio ($2,100/$115,100 = 1.82%)                  1.82% Ratio ($2,100/$115,100 = 1.82%)                  1.82%
Annual Income Amount                      $  5,400.00  HA DB Amount                              $110,020.00
1.82% Reduction in Annual Income Amount   $     98.28  1.82% Reduction in Annual Income Amount   $  2,002.36
Annual Income Amount for                               Highest Annual Death
  future Annuity Years                    $  5,301.72  Benefit Amount                            $108,017.64

EXAMPLE OF HIGHEST DAILY AUTO STEP-UP

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

                         HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                       (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*    ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----    ------------- ------------------------ ------------------------
June 28   $238,000.00        $238,000.00               $10,710.00
June 29   $226,500.00        $227,994.52               $10,259.75
June 30   $226,800.00        $227,994.52               $10,259.75
July 1    $233,500.00        $233,500.00               $10,507.50
July 2    $231,900.00        $233,500.00               $10,507.50

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

   . The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.

   . This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

   . The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

   . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.

NON-LIFETIME WITHDRAWAL FEATURE

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income 2.0 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with

Spousal Highest Daily Lifetime Income 2.0 with HA DB. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income 2.0 with HA DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above) and the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

..  The Issue Date is December 3, 2012

..  Spousal Highest Daily Lifetime Income 2.0 with HA DB is elected on
   September 4, 2013

..  The Account Value at benefit election was $105,000

..  Each designated life was 70 years old when he/she elected Spousal Highest
   Daily Lifetime Income 2.0 with HA DB

..  No previous withdrawals have been taken under Spousal Highest Daily Lifetime
   Income 2.0 with HA DB


On October 3, 2013, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2013 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 with HA DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

HERE IS THE CALCULATION:

Withdrawal amount                                          $ 15,000.00
Divided by Account Value before withdrawal                 $120,000.00
Equals ratio                                                      12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value                                 $109,375.00
12th benefit year Minimum Periodic Value                   $183,750.00
Highest Annual Death Benefit Amount                        $100,992.50

REQUIRED MINIMUM DISTRIBUTIONS

See the sub-section entitled "Required Minimum Distributions" in the prospectus section above concerning Highest Daily Lifetime Income 2.0 for a discussion of the relationship between the RMD amount and the Annual Income Amount.

HIGHEST ANNUAL DEATH BENEFIT

A Death Benefit is payable under Spousal Highest Daily Lifetime Income 2.0 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Remaining Designated Life when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit or the Highest Annual Death Benefit Amount described below.

Highest Annual Death Benefit Amount:

On the date you elect Spousal Highest Daily Lifetime Income 2.0 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:

(1)The Account Value on the current Valuation Day; and

(2)The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,

    .  increased by any Purchase Payments made since that anniversary and,

    . reduced by the effect of withdrawals made since that anniversary, as described below.

Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Spousal Highest Daily Lifetime Income 2.0 with HA DB.

On each anniversary of the benefit effective date, up to and including the date of death of the Remaining Designated Life, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.

A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

The Highest Annual Death Benefit will be calculated on the date of death of the Remaining Designated Life and will be:

    .  increased by the amount of any additional Adjusted Purchase Payments, and

    . reduced by the effect of any withdrawals (as described in the preceding paragraph),

made during the period between the decedent's date of death and the date we receive Due Proof of Death.

PLEASE NOTE THAT HIGHEST ANNUAL DEATH BENEFIT AMOUNT IS AVAILABLE ONLY UNTIL WE MAKE GUARANTEE PAYMENTS UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB OR ANNUITY PAYMENTS BEGIN. THIS MEANS THAT ANY WITHDRAWALS THAT REDUCE YOUR ACCOUNT VALUE TO ZERO WILL ALSO REDUCE THE HIGHEST ANNUAL DEATH BENEFIT AMOUNT TO ZERO.

ALL OTHER PROVISIONS APPLICABLE TO DEATH BENEFITS UNDER YOUR ANNUITY CONTINUE TO APPLY. SEE THE "DEATH BENEFITS" SECTION OF THIS PROSPECTUS FOR MORE INFORMATION PERTAINING TO DEATH BENEFITS.

BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB

    . To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Spousal Highest Daily Lifetime Income 2.0 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will continue to make payments until the simultaneous deaths of both spousal designated lives, or the death of the Remaining Designated Life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN AN ANNUITY YEAR EXCEED THE ANNUAL INCOME AMOUNT ("EXCESS INCOME") AND REDUCE YOUR ACCOUNT VALUE TO ZERO, SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB TERMINATES, WE WILL MAKE NO FURTHER PAYMENTS OF THE ANNUAL INCOME AMOUNT AND NO ADDITIONAL PURCHASE PAYMENTS WILL BE PERMITTED.

    . Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.

    . Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including the HA DB, will terminate. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

    . If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable state required premium tax, to any annuity option available; or

       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the Remaining Designated Life We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

    . In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

       (2)the Account Value.

OTHER IMPORTANT CONSIDERATIONS

.. Withdrawals under the Spousal Highest Daily Lifetime Income 2.0 with HA DB benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income

   Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income 2.0 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

.. Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

.. You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

.. You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..  Transfers to and from the Permitted Sub-accounts and the AST Investment
   Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

.. Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

..  If you elect this benefit, you may be required to reallocate to different
   Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

..  Any Death Benefit will terminate if withdrawals taken under Spousal Highest
   Daily Lifetime Income 2.0 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" for more information.)

.. Spousal Continuation: If a Death Benefit is not payable on the death of a spousal designated life (e.g., if the first of the spousal designated lives to die is the Beneficiary but not an Owner), Spousal Highest Daily Lifetime Income 2.0 with HA DB will remain in force unless we are instructed otherwise.

CHARGE FOR SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.0 WITH HA DB

The current charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB is 1.50% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

Spousal Highest Daily Lifetime Income 2.0 with HA DB can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income 2.0 with HA DB only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

.. One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be between 50 - 79 years old at the time of election; or

..  Co-Annuity Owners, where the Owners are each other's spouses. The
   Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be between 50 and 79 years old at the time of election; or

.. One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be between 50 and 79 years old at the time of election.

Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die, provided that they are each other's spouses at that time, or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.

We do not permit a change of Owner under this benefit, except as follows:
(a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
(b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income 2.0 with HA DB may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime Income 2.0 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income 2.0 with HA DB and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT, AND YOUR GUARANTEES UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income 2.0 with HA DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income 2.0 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

TERMINATION OF THE BENEFIT

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:

(I) UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE FIRST DESIGNATED LIFE WHO IS AN OWNER (OR WHO IS THE ANNUITANT IF ENTITY-OWNED), IF THE REMAINING DESIGNATED LIFE ELECTS NOT TO CONTINUE THE ANNUITY;

(II) UPON OUR RECEIPT OF DUE PROOF OF DEATH OF AN OWNER (OR ANNUITANT IF ENTITY-OWNED) IF THE SURVIVING SPOUSE IS NOT ELIGIBLE TO CONTINUE THE BENEFIT BECAUSE SUCH SPOUSE IS NOT A SPOUSAL DESIGNATED LIFE AND THERE IS ANY ACCOUNT VALUE ON THE DATE OF DEATH;

(III) UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE REMAINING DESIGNATED LIFE IF A DEATH BENEFIT IS PAYABLE UNDER THIS BENEFIT;

(IV)  YOUR TERMINATION OF THE BENEFIT;

(V)   YOUR SURRENDER OF THE ANNUITY;

(VI) WHEN ANNUITY PAYMENTS BEGIN (ALTHOUGH IF YOU HAVE ELECTED TO TAKE ANNUITY PAYMENTS IN THE FORM OF THE ANNUAL INCOME AMOUNT, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);

(VII) BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO; OR

(VIII)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE OR IF WE PROCESS A REQUESTED CHANGE THAT IS NOT CONSISTENT WITH OUR ALLOWED OWNER, ANNUITANT OR BENEFICIARY DESIGNATIONS.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.

"Due Proof of Death" is satisfied when we receive all of the following in Good
Order: (a) a death certificate or similar documentation acceptable to us;
(b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Spousal Highest Daily Lifetime Income 2.0 with HA DB other than upon the death of the Remaining Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

HOW SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT

See "How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.

ADDITIONAL TAX CONSIDERATIONS

Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.

                      APPENDIX E: OPTIONAL DEATH BENEFITS

        These benefits were offered March 15, 2010 to August 19, 2012.

One optional Death Benefit is offered for purchase with your Annuity to provide an enhanced level of protection for your Beneficiaries. No optional Death Benefit is available if your Annuity is held as a Beneficiary Annuity. The optional Death Benefit is called the Highest Anniversary Value Death Benefit. The Highest Anniversary Value Death Benefit is not available with the Highest Daily Lifetime Income 2.0 with HA DB or the Spousal Highest Daily Lifetime Income 2.0 with HA DB. If you purchase either Highest Daily Lifetime Income 2.0 or Spousal Highest Daily Lifetime Income 2.0 and withdrawals taken under either reduce your Account Value to Zero, your optional Death Benefit will terminate. Investment restrictions apply if you elect the optional Death Benefit. See the chart in the "Investment Options" section of the prospectus for a list of Investment Options available and permitted with the benefit. If subsequent to your election of the optional Death Benefit, we change our requirements as to how your Account Value must be allocated, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. We reserve the right to cease offering any optional Death Benefit.

KEY TERMS USED WITH THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT:

    . The Death Benefit Target Date for the Highest Anniversary Value Death Benefit initially is the later of (a) the anniversary of the Issue Date coinciding with or next following the date the oldest Owner (or Annuitant, if the Annuity is entity-owned) reaches age 80 and (b) the fifth anniversary of the Issue Date of the Annuity. If there is a change of Owner (or Annuitant, if the Annuity is entity-owned) prior to the Death Benefit Target Date, then we will set the Death Benefit Target Date with reference to the age of the oldest new Owner (or Annuitant). However, we will not change the Death Benefit Target Date if the change of Owner (or Annuitant, for an entity-owned Annuity) occurs after the previous Death Benefit Target Date.

    . The Highest Anniversary Value on the Issue Date is equal to your Account Value (including any Purchase Credits, in the case of the X Series). Thereafter, we calculate a Highest Anniversary Value on each anniversary of the Issue Date of the Annuity ("Annuity Anniversary") up to and including the earlier of the date of death or attainment of the Death Benefit Target Date. On each such anniversary, the Anniversary Value is equal to the greater of (a) the previous Highest Anniversary Value and
       (b) the Account Value on each such Anniversary. Between such anniversaries, the Highest Anniversary Value is increased by the sum of all Purchase Payments (including any associated Purchase Credits) since the prior anniversary date and reduced by any Proportional Withdrawals since the prior anniversary date.

    . Proportional Withdrawals are determined by calculating the ratio of the amount of the withdrawal (including any applicable CDSC) to the Account Value as of the date of the withdrawal but immediately prior to the withdrawal. Proportional withdrawals result in a reduction to the Highest Anniversary Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), then we will reduce your Highest Anniversary Value ($125,000) by 10%, or $12,500.

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")

If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is elected. If an Annuity has joint Owners, the oldest Owner must be age 79 or less upon election. If an Annuity is owned by an entity, the Annuitant must be age 79 or less upon election.

CALCULATION OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT

If the decedent's date of death occurs before the Death Benefit Target Date, the Death Benefit equals the greater of:

    1. the greater of the minimum Death Benefit described above, and

    2. the Highest Anniversary Value as of the date on which we receive Due Proof of Death.

If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

    1. the minimum Death Benefit described above, and

    2. the Highest Anniversary Value on the Death Benefit Target Date, plus any Purchase Payments (and associated Purchase Credits) since the Death Benefit Target Date, less the effect of any Proportional Withdrawals since the Death Benefit Target Date. This Death Benefit may not be an appropriate feature where the oldest Owner's age (Annuitant if entity-owned) is near age 80. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.

WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFIT?


For elections of the Highest Anniversary Value Death Benefit, we impose a charge equal to 0.40%, per year of the daily net assets of the Sub-accounts. We deduct the charge to compensate Pruco Life of New Jersey for providing increased insurance protection under the optional Death Benefit. The additional annualized charge is deducted daily against your Account Value allocated to the Sub-accounts.

CAN I TERMINATE THE OPTIONAL DEATH BENEFIT?

The Highest Anniversary Value Death Benefit may not be terminated by you once elected. The optional Death Benefit will terminate upon the first to occur of the following:

    . the date that the Death Benefit is determined, unless the Annuity is continued by a spouse Beneficiary;

    . upon your designation of a new Owner or Annuitant who, as of the effective date of the change, is older than the age at which we would then issue the Death Benefit (or if we do not then consent to continue the Death Benefit);

    .  upon the Annuity Date;

    .  upon surrender of the Annuity; or

    . if your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

Where an Annuity is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to be surrendered upon the death of the grantor if the grantor pre-deceases the Annuitant under
Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the Beneficiary and it is not eligible for the Death Benefit provided under the Annuity.

Upon termination, we cease to assess the fee for the optional Death Benefit.

                      APPENDIX F: FORMULA FOR GRO PLUS II

THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

    .  AV is the current Account Value of the Annuity

    . V\\v\\ is the current Account Value of the elected Sub-accounts of the Annuity

    .  V\\F\\ is the Account Value of any Fixed Allocations in the Annuity

    .  B is the total current value of the AST bond portfolio Sub-account

    .  C\\l\\ is the lower target value. Currently, it is 79%.

    .  C\\t\\ is the middle target value. Currently, it is 82%.

    .  C\\u\\ is the upper target value. Currently, it is 85%.

    . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

For each guarantee provided under the benefit,

    .  G\\i\\ is the guarantee amount

    .  N\\i\\ is the number of days until the maturity date

    . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the "current liability (L)."

L   =   MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/^(Ni/365)/

Next the formula calculates the following formula ratio:

r   =   (L - B) / (V\\v\\ + V\\F\\)

If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (90% cap). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the AST bond portfolio Sub-account if r > C\\u\\, subject to the 90% cap.

The transfer amount is calculated by the following formula:

T   =   {Min (MAX(0, (.90 * (V\\v\\ + V\\F\\ + B)) - B), [L - B - (V\\v\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

The formula will transfer assets out of the AST bond portfolio Sub-account if r
< C\\l\\ and B > 0. The transfer amount is calculated by the following formula:

T   =   {Min (B, - [L - B - (V\\v\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

90% CAP RULE: If, on any Valuation Day the Rider remains in effect, a transfer into the AST bond portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST bond portfolio Sub-account, any transfers into the AST bond portfolio Sub-account will be suspended even if the formula would otherwise dictate that a transfer into the AST bond portfolio Sub-account should occur. Transfers out of the AST bond portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs. Due to the performance of the AST bond portfolio Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST bond portfolio Sub-account.

                 APPENDIX G - FORMULA FOR HIGHEST DAILY GRO II

   FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO II MADE PRIOR TO JULY 16, 2010

THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

    .  AV is the current Account Value of the Annuity

    . V\\v\\ is the current Account Value of the elected Sub-accounts of the Annuity

    .  V\\F\\ is the Account Value of any Fixed Allocations in the Annuity

    .  B is the total current value of the AST bond portfolio Sub-account

    .  C\\l\\ is the lower target value. Currently, it is 79%.

    .  C\\t\\ is the middle target value. Currently, it is 82%.

    .  C\\u\\ is the upper target value. Currently, it is 85%.

    . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

For each guarantee provided under the benefit,

    .  G\\i\\ is the guarantee amount

    .  N\\i\\ is the number of days until the maturity date

    . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the "current liability (L)."

L   =   MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/^(Ni/365)/

Next the formula calculates the following formula ratio:

r   =   (L - B) / (V\\v\\ + V\\F\\)

If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (90% cap). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the AST bond portfolio Sub-account if r > C\\u\\, subject to the 90% cap.

The transfer amount is calculated by the following formula:

T   =   {Min (MAX(0, (.90 * (V\\v\\ + V\\F\\ + B)) - B), [L - B - (V\\v\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

The formula will transfer assets out of the AST bond portfolio Sub-account if r
< C\\l\\ and B > 0. The transfer amount is calculated by the following formula:

T = {Min (B, - [L - B - (V\\v\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

90% CAP RULE: If, on any Valuation Day the Rider remains in effect, a transfer into the AST bond portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST bond portfolio Sub-account, any transfers into the AST bond portfolio Sub-account will be suspended even if the formula would otherwise dictate that a transfer into the AST bond portfolio Sub-account should occur. Transfers out of the AST bond portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs. Due to the performance of the AST bond portfolio Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST bond portfolio Sub-account.

       FORMULA FOR ELECTIONS OF HD GRO II MADE ON OR AFTER JULY 16, 2010

The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

    .  AV is the current Account Value of the Annuity

    . V \\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

    . V \\F\\ is the current Account Value of the elected Fixed Rate Options of the Annuity

    .  B is the total current value of the Transfer Account

    . C \\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

    . C \\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

    . C \\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

    .  T is the amount of a transfer into or out of the Transfer Account

    . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".

L   =   MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/^(Ni/365)/

Where:

    . G\\i\\ is the value of the Guarantee Amount or the Projected Future Guarantee

    .  N\\i\\ is the number of days until the end of the Guarantee Period

    . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

Next the formula calculates the following formula ratio (r):

r = (L - B) / (V\\V\\ + V\\F\\)

If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% Cap Feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the Transfer Account if r > C \\u\\ and if transfers have not been suspended due to the 90% Cap Feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

The transfer amount is calculated by the following formula:

T = {Min (MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\)
* C\\t\\] / (1 - C\\t\\))}

If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

The formula will transfer assets out of the Transfer Account if r < C \\l\\ and B > 0.

The transfer amount is calculated by the following formula:

T = {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

90% CAP FEATURE: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

   APPENDIX H--FORMULA FOR HIGHEST DAILY LIFETIME INCOME V2.1 SUITE, HIGHEST DAILY LIFETIME INCOME 2.0 SUITE, HIGHEST DAILY LIFETIME INCOME SUITE AND
            HIGHEST DAILY LIFETIME 6 PLUS SUITE OF LIVING BENEFITS

This Appendix describes the formula used with the following living benefits:

The Highest Daily Lifetime Income v2.1 Suite:

..   Highest Daily Lifetime Income v2.1;

..   Spousal Highest Daily Lifetime Income v2.1;

..   Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit; and

..   Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death
    Benefit.

The Highest Daily Lifetime Income 2.0 Suite (offered from August 20, 2012 to February 24, 2013):

..   Highest Daily Lifetime Income 2.0;

..   Spousal Highest Daily Lifetime Income 2.0;

..   Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit; and

..   Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit.

The Highest Daily Lifetime Income Suite (offered from January 24, 2011 to August 19, 2012):

..   Highest Daily Lifetime Income;

..   Spousal Highest Daily Lifetime Income.

The Highest Daily Lifetime 6 Plus Suite (offered from March 15, 2010 to January 23, 2011):

..   Highest Daily Lifetime 6 Plus Income Benefit;

..   Spousal Highest Daily Lifetime 6 Plus Income Benefit.

    TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE
                     AST INVESTMENT GRADE BOND SUB-ACCOUNT

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Income v2.1 Suite, Highest Daily Lifetime Income
       2.0 Suite, Highest Daily Lifetime Income Suite and Highest Daily Lifetime 6 Plus Suite of benefits (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . CU\\s\\ - The secondary upper target is established on the Effective Date and is not changed for the life of the guarantee. Currently it is 84.5%

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V - the total value of all Permitted Sub-accounts in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, including the amount of any associated Purchase Credits, and adjusted proportionally for Excess Income *, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional Purchase Payments (including the amount of any associated Purchase Credits) and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding anniversary of the Issue Date, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional Purchase Payments (including the amount of any associated Purchase Credits) and adjusted for withdrawals, as described herein.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Sub-account.

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Sub-account.

* Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

DAILY TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. Target Values are subject to change for new elections of this benefit on a going-forward basis.

L   =   0.05 * P * a

DAILY TRANSFER CALCULATION:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r  =   (L - B) / V

   . If on the third consecutive Valuation Day r > Cu and r (less or =) CU\\s\\ or if on any day r > CU\\s\\, and transfers have not been suspended due to the 90% cap rule, assets in the Permitted Sub-accounts and the Fixed Allocations, if applicable, are transferred to the AST Investment Grade Bond Sub-account.

   . If r < C\\l\\, and there are currently assets in the AST Investment Grade Bond Sub-account (B > 0), assets in the AST Investment Grade Bond Sub-account are transferred to the Permitted Sub-accounts as described above.

90% CAP RULE: If, on any Valuation Day this benefit remains in effect, a transfer into the AST Investment Grade Bond Sub-account occurs that results in 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, any transfers into the AST Investment Grade Bond Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Sub-account should occur. Transfers out of the AST Investment Grade Bond Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Sub-account occurs either due to a Daily or Monthly Transfer Calculation. Due to the performance of the AST Investment Grade Bond Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T   =   Min (MAX (0, 0.90 * (V + B)) - B,     Money is transferred from the Permitted Sub-accounts and
        [L - B - V * C\\t\\] / (1 - C\\t\\))  the Fixed Allocations to the AST Investment Grade Bond
                                              Sub-account
T   =   {Min (B, - [L - B - V * C\\t\\] /     Money is transferred from the AST Investment Grade Bond
        (1 - C\\t\\))}                        Sub-account to the Permitted Sub-accounts

MONTHLY TRANSFER CALCULATION

On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur:

If, after the daily Transfer Calculation is performed,

{Min (B, .05 * (V + B))} (less than) (C\\u\\ * V - L + B) / (1 - C\\u\\), then

T\\M\\  =   {Min (B, .05 * (V + B))}  Money is transferred from the AST Investment Grade Bond
                                      Sub-account to the Permitted Sub-accounts.

TARGETS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

C\\u\\ = [83%

CU\\s\\ = 84.5%

C\\t\\ = 80%

C\\l\\ = 78%]

                    "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

       Months
Years    1      2     3     4     5     6     7     8     9    10    11     12
-----  ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
 1     15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
 2     14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
 3     14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
 4     14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
 5     13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
 6     13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
 7     12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
 8     12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
 9     11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10    11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11    10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12    10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13    10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14     9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15     9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16     8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17     8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18     8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19     7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20     7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21     6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22     6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23     6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24     5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25     5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26     5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27     4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28     4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29     4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30     4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

*  The values set forth in this table are applied to all ages.
** In all subsequent years and months thereafter, the annuity factor is 4.06

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE OF NEW JERSEY PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY X SERIES, B SERIES, L SERIES AND C SERIES/SM/ ANNUITY DESCRIBED IN PROSPECTUS (April 30, 2015)


                      ----------------------------------
                               (print your name)

                      ----------------------------------
                                   (address)

                      ----------------------------------
                             (city/state/zip code)

                   Please see the section of this prospectus
                       entitled "How To Contact Us" for
                        where to send your request for
                     a Statement of Additional Information

[GRAPHIC]
The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION


                                April 30, 2015


      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          VARIABLE ANNUITY CONTRACTS


The Prudential Premier(R) Retirement Variable Annuity X SERIES/SM/ ("X SERIES"), B SERIES/SM/ ("B SERIES"), L SERIES/SM/ ("L SERIES"), and C SERIES/SM/ ("C SERIES") annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"). Each Annuity could be purchased by making an initial purchase payment of $10,000 (except the B Series, which has a $1,000 minimum initial purchase payment or more). With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the X Series, the L Series, the B Series and the C Series prospectus dated April 30, 2015. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.


                               TABLE OF CONTENTS


                                                             PAGE
                                                             ----
              Company                                          2
              Experts                                          2
              Principal Underwriter                            2
              Payments Made to Promote Sale of Our Products    2
              Cyber Security Risk                              3
              Determination of Accumulation Unit Values        3
              Separate Account Financial Information         A-1
              Company Financial Information                  B-1



     Pruco Life Insurance Company         Prudential Annuity Service Center
         213 Washington Street                      P.O. Box 7960
         Newark, NY 07102-2992                 Philadelphia, PA 19176
                                                Newark, NY 07102-2992
                                              Telephone: (888) Pru-2888





The Prudential Premier Retirement Variable Annuity X Series/SM/ ("X Series"), B Series/SM/ ("B Series"), L Series/SM/ ("L Series") and C Series/SM/ ("C Series") are service marks of The Prudential Insurance Company of America.

                                    COMPANY

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. Pruco Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York.

Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS


The financial statements of Pruco Life Insurance Company of New Jersey as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 and the financial statements of Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of December 31, 2014 and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


                             PRINCIPAL UNDERWRITER

Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuities through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.


With respect to all individual annuities issued by Pruco Life of New Jersey, PAD received commissions of $81,734,930, $75,673,069 and $106,497,788 in 2014,
2013, and 2012, respectively. PAD retained none of those commissions.

As discussed in the prospectus, Pruco Life of New Jersey pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life of New Jersey may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuities have been in effect.


                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS


In an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may enter into marketing service agreements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We and/or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.


The list below identifies three general types of payments that PAD pays to registered broker-dealers and firms which are broadly defined as follows:


..   Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life of New Jersey products that were sold through the firm.

..   Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life of New Jersey annuity products sold through the firm.

..   Fixed payments: These types of payments are made directly to or in sponsorship of the firm.

Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.


The list in the prospectus includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2014) received payment with respect to annuity business during 2014 (or as to which a payment amount was accrued during 2014). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2014, the least amount paid, and greatest amount paid, were $25.00 and $9,079,316.06, respectively.

                              CYBER SECURITY RISK

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Pruco Life of New Jersey is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as "cyber security" risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user's computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user's systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization's systems.

Cyber security failures or breaches that could impact Pruco Life of New Jersey and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity's underlying funds and with third-party service providers to Pruco Life of New Jersey. Cyber security failures originating with any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Annuity and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Pruco Life of New Jersey, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Pruco Life of New Jersey may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Pruco Life of New Jersey in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although Pruco Life of New Jersey, our service providers, and the underlying funds offered under the Annuity may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Pruco Life of New Jersey cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

                   DETERMINATION OF ACCUMULATION UNIT VALUES


The value for each accumulation unit (which we refer to as the "Unit Price") is computed as of the end of each Valuation Day applicable. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for the Sub-account for the current Valuation Day. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less,
(c) where:

(a) is the net result of:

(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the current Valuation Period; plus or minus

(2) any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

(b) is the net result of:

(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying Portfolio at the end of the preceding Valuation Period; plus or minus

(2) any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

(c) is the Insurance Charge and any applicable charge assessed against a Sub-account for any Rider attached to this Annuity corresponding to the portion of the 365 day year (366 for a leap year) that is in the current Valuation Period.


We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

As we have indicated in the prospectus, the Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges for each series. Here, we set out the remaining historical unit values.

                    Separate Account Financial Information

                                  Appendix A

                         Company Financial Information

                                  Appendix B

                          PREMIER RETIREMENT X SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

                  ACCUMULATION UNIT VALUES: WITH HAV (2.25%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96742    $10.76805       431,320
    01/01/2011 to 12/31/2011.........  $10.76805    $10.24627       569,139
    01/01/2012 to 12/31/2012.........  $10.24627    $11.27388       806,989
    01/01/2013 to 12/31/2013.........  $11.27388    $12.11939       802,985
    01/01/2014 to 12/31/2014.........  $12.11939    $12.29910       647,650
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97811    $10.87354       348,046
    01/01/2011 to 12/31/2011.........  $10.87354    $10.64117       553,672
    01/01/2012 to 12/31/2012.........  $10.64117    $11.82107     1,004,310
    01/01/2013 to 12/31/2013.........  $11.82107    $13.46830     1,054,604
    01/01/2014 to 12/31/2014.........  $13.46830    $13.96943     1,014,351
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00664    $10.76870        23,270
    01/01/2011 to 12/31/2011.........  $10.76870    $10.90278        42,296
    01/01/2012 to 05/04/2012.........  $10.90278    $11.82160             0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98838    $10.72654       565,821
    01/01/2011 to 12/31/2011.........  $10.72654    $10.35809     1,067,308
    01/01/2012 to 12/31/2012.........  $10.35809    $11.38784     1,565,142
    01/01/2013 to 12/31/2013.........  $11.38784    $13.09623     1,621,607
    01/01/2014 to 12/31/2014.........  $13.09623    $13.63647     1,579,618
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99813    $ 9.12934       109,338
    01/01/2012 to 12/31/2012.........  $ 9.12934    $ 9.98507       332,209
    01/01/2013 to 12/31/2013.........  $ 9.98507    $10.81976       308,527
    01/01/2014 to 12/31/2014.........  $10.81976    $11.09403       287,171
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99813    $10.45644             0
    01/01/2014 to 12/31/2014.........  $10.45644    $10.58691        10,589
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97130    $10.53656        19,689
    01/01/2011 to 12/31/2011.........  $10.53656    $ 9.69501        19,373
    01/01/2012 to 12/31/2012.........  $ 9.69501    $10.73072        21,727
    01/01/2013 to 12/31/2013.........  $10.73072    $13.78623        40,139
    01/01/2014 to 12/31/2014.........  $13.78623    $14.85941        44,985
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97730    $10.80703       209,707
    01/01/2011 to 12/31/2011.........  $10.80703    $10.30795       279,185
    01/01/2012 to 12/31/2012.........  $10.30795    $11.45833       434,151
    01/01/2013 to 12/31/2013.........  $11.45833    $13.74096       506,491
    01/01/2014 to 12/31/2014.........  $13.74096    $14.37133       498,602

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99813    $11.60224            0
    01/01/2014 to 12/31/2014.........  $11.60224    $12.88470        1,467
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95952    $11.75731       24,817
    01/01/2011 to 12/31/2011.........  $11.75731    $12.25065       40,377
    01/01/2012 to 12/31/2012.........  $12.25065    $13.81247      109,176
    01/01/2013 to 12/31/2013.........  $13.81247    $13.92468       98,098
    01/01/2014 to 12/31/2014.........  $13.92468    $17.81930      102,459
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99813    $ 9.64900        3,148
    01/01/2014 to 12/31/2014.........  $ 9.64900    $ 9.91319      104,245
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97561    $10.98843      258,959
    01/01/2011 to 12/31/2011.........  $10.98843    $10.57997      507,010
    01/01/2012 to 12/31/2012.........  $10.57997    $11.44137      854,714
    01/01/2013 to 12/31/2013.........  $11.44137    $12.83487      832,978
    01/01/2014 to 12/31/2014.........  $12.83487    $12.94154      823,214
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99813    $10.85511      206,039
    01/01/2011 to 12/31/2011.........  $10.85511    $10.34889      247,194
    01/01/2012 to 12/31/2012.........  $10.34889    $11.49502      437,823
    01/01/2013 to 12/31/2013.........  $11.49502    $13.39658      485,839
    01/01/2014 to 12/31/2014.........  $13.39658    $13.84410      454,057
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99813    $10.70371      619,060
    01/01/2013 to 12/31/2013.........  $10.70371    $13.02350      645,500
    01/01/2014 to 12/31/2014.........  $13.02350    $13.13503      607,006
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99813    $10.77151       15,495
    01/01/2014 to 12/31/2014.........  $10.77151    $10.79851       15,260
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96980    $11.51747       12,869
    01/01/2011 to 12/31/2011.........  $11.51747    $10.69136       17,786
    01/01/2012 to 12/31/2012.........  $10.69136    $13.25162       36,915
    01/01/2013 to 12/31/2013.........  $13.25162    $13.51659       37,775
    01/01/2014 to 12/31/2014.........  $13.51659    $15.05211       29,298
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01813    $10.75477       22,512
    01/01/2011 to 12/31/2011.........  $10.75477    $10.09718       34,079
    01/01/2012 to 12/31/2012.........  $10.09718    $11.82032       50,019
    01/01/2013 to 12/31/2013.........  $11.82032    $14.99061       68,861
    01/01/2014 to 02/07/2014.........  $14.99061    $14.73793            0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99138    $10.73926       21,588
    01/01/2011 to 12/31/2011.........  $10.73926    $ 9.91864       24,033
    01/01/2012 to 12/31/2012.........  $ 9.91864    $11.60183       41,367
    01/01/2013 to 12/31/2013.........  $11.60183    $15.14494       39,916
    01/01/2014 to 12/31/2014.........  $15.14494    $16.74843       38,179
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01945    $11.38858       35,051
    01/01/2011 to 12/31/2011.........  $11.38858    $10.80123       49,124
    01/01/2012 to 12/31/2012.........  $10.80123    $12.62870       95,041
    01/01/2013 to 12/31/2013.........  $12.62870    $16.31849      121,937
    01/01/2014 to 12/31/2014.........  $16.31849    $17.79006      124,673

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98787    $10.67608       206,860
    01/01/2011 to 12/31/2011.........  $10.67608    $10.38337       308,578
    01/01/2012 to 12/31/2012.........  $10.38337    $11.17746       483,836
    01/01/2013 to 12/31/2013.........  $11.17746    $11.99906       421,762
    01/01/2014 to 12/31/2014.........  $11.99906    $12.20300       344,665
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96476    $11.46350        54,705
    01/01/2011 to 12/31/2011.........  $11.46350    $11.35182        69,813
    01/01/2012 to 12/31/2012.........  $11.35182    $12.83700       117,064
    01/01/2013 to 12/31/2013.........  $12.83700    $17.41854       122,380
    01/01/2014 to 12/31/2014.........  $17.41854    $18.25228       122,259
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98574    $10.64323        18,467
    01/01/2011 to 12/31/2011.........  $10.64323    $10.35290        33,753
    01/01/2012 to 12/31/2012.........  $10.35290    $11.47584        81,704
    01/01/2013 to 12/31/2013.........  $11.47584    $15.10229        59,726
    01/01/2014 to 12/31/2014.........  $15.10229    $14.99253        63,887
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98410    $10.73754        26,448
    01/01/2011 to 12/31/2011.........  $10.73754    $10.82944        39,596
    01/01/2012 to 12/31/2012.........  $10.82944    $12.05412       110,900
    01/01/2013 to 12/31/2013.........  $12.05412    $12.62898       157,679
    01/01/2014 to 12/31/2014.........  $12.62898    $12.66049       156,738
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92896    $11.23065        27,261
    01/01/2011 to 12/31/2011.........  $11.23065    $ 9.55935        50,441
    01/01/2012 to 12/31/2012.........  $ 9.55935    $11.24704        84,722
    01/01/2013 to 12/31/2013.........  $11.24704    $13.08908       102,837
    01/01/2014 to 12/31/2014.........  $13.08908    $12.08765        95,166
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92883    $10.77050        13,189
    01/01/2011 to 12/31/2011.........  $10.77050    $ 9.20716        28,519
    01/01/2012 to 12/31/2012.........  $ 9.20716    $10.50060        46,673
    01/01/2013 to 12/31/2013.........  $10.50060    $12.26269        50,566
    01/01/2014 to 12/31/2014.........  $12.26269    $11.18317        53,788
 AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00636    $10.57538             0
    01/01/2011 to 12/31/2011.........  $10.57538    $11.62439     2,945,528
    01/01/2012 to 12/31/2012.........  $11.62439    $12.43067     1,265,810
    01/01/2013 to 12/31/2013.........  $12.43067    $11.76425       261,211
    01/01/2014 to 12/31/2014.........  $11.76425    $12.27345       289,797
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97637    $10.84666       112,239
    01/01/2011 to 12/31/2011.........  $10.84666    $10.54257       183,823
    01/01/2012 to 12/31/2012.........  $10.54257    $11.70470       279,359
    01/01/2013 to 12/31/2013.........  $11.70470    $13.30421       299,317
    01/01/2014 to 12/31/2014.........  $13.30421    $13.83255       262,965
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92148    $10.53303        32,848
    01/01/2011 to 12/31/2011.........  $10.53303    $ 9.35412        36,283
    01/01/2012 to 12/31/2012.........  $ 9.35412    $11.14658        51,404
    01/01/2013 to 12/31/2013.........  $11.14658    $12.56950        69,812
    01/01/2014 to 12/31/2014.........  $12.56950    $11.50468        73,789

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99813    $10.56309      229,516
    01/01/2011 to 12/31/2011.........  $10.56309    $10.34989      410,984
    01/01/2012 to 12/31/2012.........  $10.34989    $11.20113      668,760
    01/01/2013 to 12/31/2013.........  $11.20113    $12.15712      624,077
    01/01/2014 to 12/31/2014.........  $12.15712    $12.53118      596,555
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97098    $10.75142       18,522
    01/01/2011 to 12/31/2011.........  $10.75142    $10.57959       27,785
    01/01/2012 to 12/31/2012.........  $10.57959    $11.91166       64,882
    01/01/2013 to 12/31/2013.........  $11.91166    $15.89294       63,169
    01/01/2014 to 12/31/2014.........  $15.89294    $17.01185       52,583
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99012    $10.59398       36,126
    01/01/2011 to 12/31/2011.........  $10.59398    $ 9.92264       39,480
    01/01/2012 to 12/31/2012.........  $ 9.92264    $11.33684       88,644
    01/01/2013 to 12/31/2013.........  $11.33684    $15.49925      155,824
    01/01/2014 to 12/31/2014.........  $15.49925    $17.23326      173,419
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99223    $11.27934       99,315
    01/01/2011 to 12/31/2011.........  $11.27934    $10.92525      143,956
    01/01/2012 to 12/31/2012.........  $10.92525    $11.98895      254,834
    01/01/2013 to 12/31/2013.........  $11.98895    $16.00983      191,297
    01/01/2014 to 12/31/2014.........  $16.00983    $17.30696      254,763
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98831    $10.79638       24,028
    01/01/2011 to 12/31/2011.........  $10.79638    $11.62737       90,875
    01/01/2012 to 12/31/2012.........  $11.62737    $12.03932      220,090
    01/01/2013 to 12/31/2013.........  $12.03932    $11.53300      254,723
    01/01/2014 to 12/31/2014.........  $11.53300    $11.99381      254,227
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98726    $10.86964       37,911
    01/01/2011 to 12/31/2011.........  $10.86964    $10.29257       44,689
    01/01/2012 to 12/31/2012.........  $10.29257    $12.38258       77,508
    01/01/2013 to 12/31/2013.........  $12.38258    $15.44892      104,462
    01/01/2014 to 12/31/2014.........  $15.44892    $15.64955      112,377
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99813    $10.84527       24,498
    01/01/2011 to 12/31/2011.........  $10.84527    $10.53864       28,595
    01/01/2012 to 12/31/2012.........  $10.53864    $12.06112       65,216
    01/01/2013 to 12/31/2013.........  $12.06112    $16.11750       72,003
    01/01/2014 to 12/31/2014.........  $16.11750    $17.12716       90,745
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99813    $10.17367            0
    01/01/2013 to 12/31/2013.........  $10.17367    $13.37631        2,277
    01/01/2014 to 12/31/2014.........  $13.37631    $14.41134        2,178
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98839    $11.47450       17,978
    01/01/2011 to 12/31/2011.........  $11.47450    $10.82957       28,586
    01/01/2012 to 12/31/2012.........  $10.82957    $12.53435       55,062
    01/01/2013 to 12/31/2013.........  $12.53435    $16.22411       56,455
    01/01/2014 to 12/31/2014.........  $16.22411    $18.23321       60,253

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99814    $ 9.81989        31,610
    01/01/2011 to 12/31/2011.........  $ 9.81989    $ 9.60142        30,753
    01/01/2012 to 12/31/2012.........  $ 9.60142    $ 9.38546        43,944
    01/01/2013 to 12/31/2013.........  $ 9.38546    $ 9.17441        92,019
    01/01/2014 to 12/31/2014.........  $ 9.17441    $ 8.96801        49,416
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99068    $11.20789        27,165
    01/01/2011 to 12/31/2011.........  $11.20789    $10.68385        60,464
    01/01/2012 to 12/31/2012.........  $10.68385    $12.23183       142,923
    01/01/2013 to 12/31/2013.........  $12.23183    $16.97951       130,326
    01/01/2014 to 12/31/2014.........  $16.97951    $18.96278       123,337
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02804    $10.06015             0
    01/01/2012 to 12/31/2012.........  $10.06015    $10.31269        22,541
    01/01/2013 to 12/31/2013.........  $10.31269    $ 9.79505        33,545
    01/01/2014 to 12/31/2014.........  $ 9.79505    $10.06773        43,312
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95842    $11.89581        49,992
    01/01/2011 to 12/31/2011.........  $11.89581    $11.82474        54,908
    01/01/2012 to 12/31/2012.........  $11.82474    $12.98954       116,905
    01/01/2013 to 12/31/2013.........  $12.98954    $16.83810       105,375
    01/01/2014 to 12/31/2014.........  $16.83810    $17.76598       105,412
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97255    $11.40061        18,410
    01/01/2011 to 04/29/2011.........  $11.40061    $12.76212             0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99813    $10.28099        88,859
    01/01/2013 to 12/31/2013.........  $10.28099    $11.95058       110,161
    01/01/2014 to 12/31/2014.........  $11.95058    $12.28195        86,993
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93861    $11.64767        37,737
    01/01/2011 to 12/31/2011.........  $11.64767    $ 9.07776        66,271
    01/01/2012 to 12/31/2012.........  $ 9.07776    $10.46417       108,527
    01/01/2013 to 12/31/2013.........  $10.46417    $10.25156       148,839
    01/01/2014 to 12/31/2014.........  $10.25156    $ 9.55151       136,835
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00755    $10.05702        24,185
    01/01/2011 to 12/31/2011.........  $10.05702    $10.05211        39,230
    01/01/2012 to 12/31/2012.........  $10.05211    $10.28689        78,036
    01/01/2013 to 12/31/2013.........  $10.28689    $ 9.83673        83,774
    01/01/2014 to 12/31/2014.........  $ 9.83673    $ 9.60622        86,982
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00648    $10.32899       450,024
    01/01/2011 to 12/31/2011.........  $10.32899    $10.41787       569,705
    01/01/2012 to 12/31/2012.........  $10.41787    $11.13235     1,024,129
    01/01/2013 to 12/31/2013.........  $11.13235    $10.68201     1,278,914
    01/01/2014 to 12/31/2014.........  $10.68201    $10.88347     1,158,148
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98910    $10.57195       603,715
    01/01/2011 to 12/31/2011.........  $10.57195    $10.43743     1,188,318
    01/01/2012 to 12/31/2012.........  $10.43743    $11.26066     1,894,782
    01/01/2013 to 12/31/2013.........  $11.26066    $12.02130     1,799,277
    01/01/2014 to 12/31/2014.........  $12.02130    $12.42940     1,775,637

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01805    $10.06003        1,333
    01/01/2012 to 12/31/2012.........  $10.06003    $10.53243       20,633
    01/01/2013 to 12/31/2013.........  $10.53243    $10.05728       27,753
    01/01/2014 to 12/31/2014.........  $10.05728    $10.42685       28,423
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96312    $11.48131      172,398
    01/01/2011 to 12/31/2011.........  $11.48131    $10.52583      307,423
    01/01/2012 to 12/31/2012.........  $10.52583    $11.61802      517,937
    01/01/2013 to 12/31/2013.........  $11.61802    $13.29017      558,162
    01/01/2014 to 12/31/2014.........  $13.29017    $14.18607      543,166
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99813    $10.86534        8,397
    01/01/2011 to 12/31/2011.........  $10.86534    $10.98844        8,619
    01/01/2012 to 12/31/2012.........  $10.98844    $12.76063       14,906
    01/01/2013 to 12/31/2013.........  $12.76063    $16.51856       26,236
    01/01/2014 to 12/31/2014.........  $16.51856    $18.92632       45,782
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99813    $ 8.86337            0
    01/01/2012 to 12/31/2012.........  $ 8.86337    $ 9.80351            0
    01/01/2013 to 12/31/2013.........  $ 9.80351    $11.72940            0
    01/01/2014 to 12/31/2014.........  $11.72940    $12.21082            0
 AST RCM WORLD TRENDS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98719    $10.76013      296,498
    01/01/2011 to 12/31/2011.........  $10.76013    $10.32731      451,420
    01/01/2012 to 12/31/2012.........  $10.32731    $11.13249      780,214
    01/01/2013 to 12/31/2013.........  $11.13249    $12.23567      625,947
    01/01/2014 to 12/31/2014.........  $12.23567    $12.57508      616,177
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97738    $10.94711      215,925
    01/01/2011 to 12/31/2011.........  $10.94711    $10.44547      275,423
    01/01/2012 to 12/31/2012.........  $10.44547    $11.83372      541,637
    01/01/2013 to 12/31/2013.........  $11.83372    $13.65665      539,553
    01/01/2014 to 12/31/2014.........  $13.65665    $14.07451      469,046
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98201    $10.73931      308,008
    01/01/2011 to 12/31/2011.........  $10.73931    $10.14321      416,723
    01/01/2012 to 12/31/2012.........  $10.14321    $11.01891      636,308
    01/01/2013 to 12/31/2013.........  $11.01891    $12.32206      589,466
    01/01/2014 to 12/31/2014.........  $12.32206    $12.41049      497,464
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97146    $12.12889       23,924
    01/01/2011 to 12/31/2011.........  $12.12889    $10.30168       35,434
    01/01/2012 to 12/31/2012.........  $10.30168    $12.09091       39,832
    01/01/2013 to 12/31/2013.........  $12.09091    $16.64246       46,066
    01/01/2014 to 12/31/2014.........  $16.64246    $17.07169       67,429
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96051    $12.58784       15,811
    01/01/2011 to 12/31/2011.........  $12.58784    $12.18451       33,429
    01/01/2012 to 12/31/2012.........  $12.18451    $13.36005       68,351
    01/01/2013 to 12/31/2013.........  $13.36005    $17.65301       85,646
    01/01/2014 to 12/31/2014.........  $17.65301    $17.91485       80,936

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96394    $11.44014        27,866
    01/01/2011 to 12/31/2011.........  $11.44014    $10.51470        37,493
    01/01/2012 to 12/31/2012.........  $10.51470    $12.14423        62,291
    01/01/2013 to 12/31/2013.........  $12.14423    $16.31113        61,649
    01/01/2014 to 12/31/2014.........  $16.31113    $16.78413        77,139
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99182    $10.66783       464,845
    01/01/2011 to 12/31/2011.........  $10.66783    $10.63514       831,099
    01/01/2012 to 12/31/2012.........  $10.63514    $11.79860     1,444,972
    01/01/2013 to 12/31/2013.........  $11.79860    $13.47467     1,427,761
    01/01/2014 to 12/31/2014.........  $13.47467    $13.94599     1,396,887
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98547    $10.51346        67,324
    01/01/2011 to 12/31/2011.........  $10.51346    $10.10873       128,416
    01/01/2012 to 12/31/2012.........  $10.10873    $11.58557       207,986
    01/01/2013 to 12/31/2013.........  $11.58557    $14.68682       168,819
    01/01/2014 to 12/31/2014.........  $14.68682    $15.42847       164,702
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97071    $11.11086        51,634
    01/01/2011 to 12/31/2011.........  $11.11086    $10.67717        69,525
    01/01/2012 to 12/31/2012.........  $10.67717    $12.27164       168,748
    01/01/2013 to 12/31/2013.........  $12.27164    $17.27695       224,812
    01/01/2014 to 12/31/2014.........  $17.27695    $18.29754       210,841
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85938    $11.44967        75,034
    01/01/2011 to 12/31/2011.........  $11.44967    $ 9.52270        96,235
    01/01/2012 to 12/31/2012.........  $ 9.52270    $ 9.64469       167,481
    01/01/2013 to 12/31/2013.........  $ 9.64469    $10.87778       168,269
    01/01/2014 to 12/31/2014.........  $10.87778    $ 9.74398       163,531
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97981    $10.28723        40,967
    01/01/2011 to 12/31/2011.........  $10.28723    $10.47091        33,697
    01/01/2012 to 12/31/2012.........  $10.47091    $10.76978        50,876
    01/01/2013 to 12/31/2013.........  $10.76978    $10.13223        46,383
    01/01/2014 to 12/31/2014.........  $10.13223    $ 9.95939        56,035
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99813    $ 8.80105        66,399
    01/01/2012 to 12/31/2012.........  $ 8.80105    $ 9.54971       211,318
    01/01/2013 to 12/31/2013.........  $ 9.54971    $11.24875       259,809
    01/01/2014 to 12/31/2014.........  $11.24875    $11.60084       250,407
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99813    $10.37613       107,789
    01/01/2011 to 12/31/2011.........  $10.37613    $10.75413       157,206
    01/01/2012 to 12/31/2012.........  $10.75413    $11.33725       248,731
    01/01/2013 to 12/31/2013.........  $11.33725    $10.91667       305,145
    01/01/2014 to 12/31/2014.........  $10.91667    $11.43911       372,384
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97066    $10.61554       287,896
    01/01/2011 to 12/31/2011.........  $10.61554    $10.20368       353,911
    01/01/2012 to 09/21/2012.........  $10.20368    $11.38075             0

* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT X SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

        ACCUMULATION UNIT VALUES: WITH HD GRO II OR GRO PLUS II (2.45%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96726    $10.75031       27,906
    01/01/2011 to 12/31/2011.........  $10.75031    $10.20853       29,427
    01/01/2012 to 12/31/2012.........  $10.20853    $11.20949       15,196
    01/01/2013 to 12/31/2013.........  $11.20949    $12.02555        8,041
    01/01/2014 to 12/31/2014.........  $12.02555    $12.17890       10,603
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97794    $10.85567       65,524
    01/01/2011 to 12/31/2011.........  $10.85567    $10.60206       34,618
    01/01/2012 to 12/31/2012.........  $10.60206    $11.75349       31,416
    01/01/2013 to 12/31/2013.........  $11.75349    $13.36402       13,452
    01/01/2014 to 12/31/2014.........  $13.36402    $13.83287       22,534
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00647    $10.75100        2,179
    01/01/2011 to 12/31/2011.........  $10.75100    $10.86254        2,372
    01/01/2012 to 05/04/2012.........  $10.86254    $11.76969            0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98821    $10.70881      137,693
    01/01/2011 to 12/31/2011.........  $10.70881    $10.31990       77,117
    01/01/2012 to 12/31/2012.........  $10.31990    $11.32248       67,813
    01/01/2013 to 12/31/2013.........  $11.32248    $12.99434       29,545
    01/01/2014 to 12/31/2014.........  $12.99434    $13.50263       55,233
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99796    $ 9.11678            0
    01/01/2012 to 12/31/2012.........  $ 9.11678    $ 9.95090           75
    01/01/2013 to 12/31/2013.........  $ 9.95090    $10.76063           42
    01/01/2014 to 12/31/2014.........  $10.76063    $11.01087            0
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99796    $10.44187       31,766
    01/01/2014 to 12/31/2014.........  $10.44187    $10.55060       24,037
 AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010.........  $ 9.99796    $10.54302          610
    01/01/2011 to 12/31/2011.........  $10.54302    $11.45859      185,521
    01/01/2012 to 12/31/2012.........  $11.45859    $11.74962      189,556
    01/01/2013 to 12/31/2013.........  $11.74962    $11.22594      151,969
    01/01/2014 to 12/31/2014.........  $11.22594    $11.10738      138,765
 AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010.........  $10.00666    $10.58558            0
    01/01/2011 to 12/31/2011.........  $10.58558    $11.72901      108,926
    01/01/2012 to 12/31/2012.........  $11.72901    $12.09527       79,214
    01/01/2013 to 12/31/2013.........  $12.09527    $11.42806       84,638
    01/01/2014 to 12/31/2014.........  $11.42806    $11.44485       77,810

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010.........  $ 9.99796    $10.58852            0
    01/01/2011 to 12/31/2011.........  $10.58852    $11.97953            0
    01/01/2012 to 12/31/2012.........  $11.97953    $12.37024        4,796
    01/01/2013 to 12/31/2013.........  $12.37024    $11.48409        1,005
    01/01/2014 to 12/31/2014.........  $11.48409    $11.68045            0
 AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010.........  $10.00878    $10.61916            0
    01/01/2011 to 12/31/2011.........  $10.61916    $12.29423            0
    01/01/2012 to 12/31/2012.........  $12.29423    $12.75042        9,027
    01/01/2013 to 12/31/2013.........  $12.75042    $11.62755       31,601
    01/01/2014 to 12/31/2014.........  $11.62755    $12.04130       15,064
 AST BOND PORTFOLIO 2021
    03/15/2010 to 12/31/2010.........  $10.00772    $10.72043            0
    01/01/2011 to 12/31/2011.........  $10.72043    $12.58139      526,171
    01/01/2012 to 12/31/2012.........  $12.58139    $13.10650      450,127
    01/01/2013 to 12/31/2013.........  $13.10650    $11.89035      131,111
    01/01/2014 to 12/31/2014.........  $11.89035    $12.48997      130,654
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99796    $11.94123       99,298
    01/01/2012 to 12/31/2012.........  $11.94123    $12.32942      156,365
    01/01/2013 to 12/31/2013.........  $12.32942    $10.85512      119,608
    01/01/2014 to 12/31/2014.........  $10.85512    $11.68722      108,970
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99729    $10.33005       16,609
    01/01/2013 to 12/31/2013.........  $10.33005    $ 9.04911      494,491
    01/01/2014 to 12/31/2014.........  $ 9.04911    $ 9.94137      241,603
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99864    $ 8.69147       43,099
    01/01/2014 to 12/31/2014.........  $ 8.69147    $ 9.71567       90,124
 AST BOND PORTFOLIO 2025
    01/02/2014* to 12/31/2014........  $ 9.99864    $11.22813       37,154
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97113    $10.51922          771
    01/01/2011 to 12/31/2011.........  $10.51922    $ 9.65932          363
    01/01/2012 to 12/31/2012.........  $ 9.65932    $10.66921          395
    01/01/2013 to 12/31/2013.........  $10.66921    $13.67898          159
    01/01/2014 to 12/31/2014.........  $13.67898    $14.71360          297
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97713    $10.78911       89,627
    01/01/2011 to 12/31/2011.........  $10.78911    $10.26974       51,051
    01/01/2012 to 12/31/2012.........  $10.26974    $11.39253       41,208
    01/01/2013 to 12/31/2013.........  $11.39253    $13.63408       38,873
    01/01/2014 to 12/31/2014.........  $13.63408    $14.23039       40,889
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99796    $11.58193          658
    01/01/2014 to 12/31/2014.........  $11.58193    $12.83593        1,152
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95935    $11.73793       19,990
    01/01/2011 to 12/31/2011.........  $11.73793    $12.20547        7,312
    01/01/2012 to 12/31/2012.........  $12.20547    $13.73334        6,496
    01/01/2013 to 12/31/2013.........  $13.73334    $13.81662        2,569
    01/01/2014 to 12/31/2014.........  $13.81662    $17.64499        3,883

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99796    $ 9.63552       33,622
    01/01/2014 to 12/31/2014.........  $ 9.63552    $ 9.87909       25,442
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97544    $10.97022       61,275
    01/01/2011 to 12/31/2011.........  $10.97022    $10.54089       30,586
    01/01/2012 to 12/31/2012.........  $10.54089    $11.37581       23,612
    01/01/2013 to 12/31/2013.........  $11.37581    $12.73519        8,494
    01/01/2014 to 12/31/2014.........  $12.73519    $12.81461       15,973
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99796    $10.83721       51,908
    01/01/2011 to 12/31/2011.........  $10.83721    $10.31078       28,564
    01/01/2012 to 12/31/2012.........  $10.31078    $11.42924       22,669
    01/01/2013 to 12/31/2013.........  $11.42924    $13.29269       15,459
    01/01/2014 to 12/31/2014.........  $13.29269    $13.70852       18,586
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99797    $10.68893       36,032
    01/01/2013 to 12/31/2013.........  $10.68893    $12.97878       17,020
    01/01/2014 to 12/31/2014.........  $12.97878    $13.06316       27,134
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99796    $10.75656          674
    01/01/2014 to 12/31/2014.........  $10.75656    $10.76156        4,979
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96963    $11.49847       10,157
    01/01/2011 to 12/31/2011.........  $11.49847    $10.65192        4,156
    01/01/2012 to 12/31/2012.........  $10.65192    $13.17581        3,569
    01/01/2013 to 12/31/2013.........  $13.17581    $13.41175        1,374
    01/01/2014 to 12/31/2014.........  $13.41175    $14.90483        2,427
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01796    $10.73720       12,967
    01/01/2011 to 12/31/2011.........  $10.73720    $10.05997        5,433
    01/01/2012 to 12/31/2012.........  $10.05997    $11.75277        4,651
    01/01/2013 to 12/31/2013.........  $11.75277    $14.87450        2,449
    01/01/2014 to 02/07/2014.........  $14.87450    $14.62066            0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99121    $10.72163        2,797
    01/01/2011 to 12/31/2011.........  $10.72163    $ 9.88213        1,271
    01/01/2012 to 12/31/2012.........  $ 9.88213    $11.53551        2,657
    01/01/2013 to 12/31/2013.........  $11.53551    $15.02752        2,164
    01/01/2014 to 12/31/2014.........  $15.02752    $16.58454        2,576
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01928    $11.36976       13,470
    01/01/2011 to 12/31/2011.........  $11.36976    $10.76129        5,479
    01/01/2012 to 12/31/2012.........  $10.76129    $12.55624        5,009
    01/01/2013 to 12/31/2013.........  $12.55624    $16.19167       16,846
    01/01/2014 to 12/31/2014.........  $16.19167    $17.61574       16,929
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98771    $10.65857        7,535
    01/01/2011 to 12/31/2011.........  $10.65857    $10.34518        9,319
    01/01/2012 to 12/31/2012.........  $10.34518    $11.11353        3,968
    01/01/2013 to 12/31/2013.........  $11.11353    $11.90604        3,594
    01/01/2014 to 12/31/2014.........  $11.90604    $12.08366        3,459

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96459    $11.44456       21,284
    01/01/2011 to 12/31/2011.........  $11.44456    $11.30993        9,171
    01/01/2012 to 12/31/2012.........  $11.30993    $12.76351        7,539
    01/01/2013 to 12/31/2013.........  $12.76351    $17.28357        4,812
    01/01/2014 to 12/31/2014.........  $17.28357    $18.07377        8,059
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98557    $10.62574       45,770
    01/01/2011 to 12/31/2011.........  $10.62574    $10.31479       18,760
    01/01/2012 to 12/31/2012.........  $10.31479    $11.41003       22,780
    01/01/2013 to 12/31/2013.........  $11.41003    $14.98514          275
    01/01/2014 to 12/31/2014.........  $14.98514    $14.84571          532
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98394    $10.71987        1,823
    01/01/2011 to 12/31/2011.........  $10.71987    $10.78949        1,148
    01/01/2012 to 12/31/2012.........  $10.78949    $11.98506        1,481
    01/01/2013 to 12/31/2013.........  $11.98506    $12.53095          979
    01/01/2014 to 12/31/2014.........  $12.53095    $12.53665        1,026
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92879    $11.21224       39,954
    01/01/2011 to 12/31/2011.........  $11.21224    $ 9.52422       20,537
    01/01/2012 to 12/31/2012.........  $ 9.52422    $11.18271       16,147
    01/01/2013 to 12/31/2013.........  $11.18271    $12.98759       34,994
    01/01/2014 to 12/31/2014.........  $12.98759    $11.96938       35,808
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92866    $10.75268       12,230
    01/01/2011 to 12/31/2011.........  $10.75268    $ 9.17316        6,364
    01/01/2012 to 12/31/2012.........  $ 9.17316    $10.44038        5,656
    01/01/2013 to 12/31/2013.........  $10.44038    $12.16729        2,596
    01/01/2014 to 12/31/2014.........  $12.16729    $11.07349        3,738
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97620    $10.82869       12,853
    01/01/2011 to 12/31/2011.........  $10.82869    $10.50361        7,740
    01/01/2012 to 12/31/2012.........  $10.50361    $11.63772        6,297
    01/01/2013 to 12/31/2013.........  $11.63772    $13.20113        4,402
    01/01/2014 to 12/31/2014.........  $13.20113    $13.69735        5,078
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92131    $10.51577        2,849
    01/01/2011 to 12/31/2011.........  $10.51577    $ 9.31972        2,155
    01/01/2012 to 12/31/2012.........  $ 9.31972    $11.08286          536
    01/01/2013 to 12/31/2013.........  $11.08286    $12.47210          113
    01/01/2014 to 12/31/2014.........  $12.47210    $11.39201          187
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99796    $10.54573        7,643
    01/01/2011 to 12/31/2011.........  $10.54573    $10.31175       11,385
    01/01/2012 to 12/31/2012.........  $10.31175    $11.13698        7,729
    01/01/2013 to 12/31/2013.........  $11.13698    $12.06278        3,036
    01/01/2014 to 12/31/2014.........  $12.06278    $12.40833        4,020
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97081    $10.73371          741
    01/01/2011 to 12/31/2011.........  $10.73371    $10.54054          372
    01/01/2012 to 12/31/2012.........  $10.54054    $11.84341          353
    01/01/2013 to 12/31/2013.........  $11.84341    $15.76964          141
    01/01/2014 to 12/31/2014.........  $15.76964    $16.84537          255

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98995    $10.57650        1,279
    01/01/2011 to 12/31/2011.........  $10.57650    $ 9.88604        1,925
    01/01/2012 to 12/31/2012.........  $ 9.88604    $11.27190        1,631
    01/01/2013 to 12/31/2013.........  $11.27190    $15.37897       28,194
    01/01/2014 to 12/31/2014.........  $15.37897    $17.06442       24,765
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99207    $11.26074       52,790
    01/01/2011 to 12/31/2011.........  $11.26074    $10.88492       25,299
    01/01/2012 to 12/31/2012.........  $10.88492    $11.92027       25,635
    01/01/2013 to 12/31/2013.........  $11.92027    $15.88576        3,197
    01/01/2014 to 12/31/2014.........  $15.88576    $17.13764        7,597
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98814    $10.77863            0
    01/01/2011 to 12/31/2011.........  $10.77863    $11.58447            0
    01/01/2012 to 12/31/2012.........  $11.58447    $11.97025            0
    01/01/2013 to 12/31/2013.........  $11.97025    $11.44337           52
    01/01/2014 to 12/31/2014.........  $11.44337    $11.87618           51
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98709    $10.85175        1,191
    01/01/2011 to 12/31/2011.........  $10.85175    $10.25460          732
    01/01/2012 to 12/31/2012.........  $10.25460    $12.31152          671
    01/01/2013 to 12/31/2013.........  $12.31152    $15.32895           67
    01/01/2014 to 12/31/2014.........  $15.32895    $15.49628           77
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99796    $10.82739          227
    01/01/2011 to 12/31/2011.........  $10.82739    $10.49984        1,223
    01/01/2012 to 12/31/2012.........  $10.49984    $11.99213       15,641
    01/01/2013 to 12/31/2013.........  $11.99213    $15.99255       21,392
    01/01/2014 to 12/31/2014.........  $15.99255    $16.95954       18,909
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99797    $10.16591            0
    01/01/2013 to 12/31/2013.........  $10.16591    $13.33883            0
    01/01/2014 to 12/31/2014.........  $13.33883    $14.34158            0
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98822    $11.45566       33,449
    01/01/2011 to 12/31/2011.........  $11.45566    $10.78976       16,844
    01/01/2012 to 12/31/2012.........  $10.78976    $12.46281       22,195
    01/01/2013 to 12/31/2013.........  $12.46281    $16.09848       28,579
    01/01/2014 to 12/31/2014.........  $16.09848    $18.05487       25,639
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99797    $ 9.80382        2,765
    01/01/2011 to 12/31/2011.........  $ 9.80382    $ 9.56603          854
    01/01/2012 to 12/31/2012.........  $ 9.56603    $ 9.33180          615
    01/01/2013 to 12/31/2013.........  $ 9.33180    $ 9.10326          354
    01/01/2014 to 12/31/2014.........  $ 9.10326    $ 8.88014          168
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99052    $11.18938        2,412
    01/01/2011 to 12/31/2011.........  $11.18938    $10.64447        1,111
    01/01/2012 to 12/31/2012.........  $10.64447    $12.16168        1,156
    01/01/2013 to 12/31/2013.........  $12.16168    $16.84763          454
    01/01/2014 to 12/31/2014.........  $16.84763    $18.77699          348
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02787    $10.05654            0
    01/01/2012 to 12/31/2012.........  $10.05654    $10.28770            0
    01/01/2013 to 12/31/2013.........  $10.28770    $ 9.75126            0
    01/01/2014 to 12/31/2014.........  $ 9.75126    $10.00237            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95826    $11.87634        2,940
    01/01/2011 to 12/31/2011.........  $11.87634    $11.78118        1,320
    01/01/2012 to 12/31/2012.........  $11.78118    $12.91513       10,680
    01/01/2013 to 12/31/2013.........  $12.91513    $16.70727          690
    01/01/2014 to 12/31/2014.........  $16.70727    $17.59191        1,241
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97239    $11.38176            0
    01/01/2011 to 04/29/2011.........  $11.38176    $12.73250            0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99797    $10.26668        2,526
    01/01/2013 to 12/31/2013.........  $10.26668    $11.90955        2,148
    01/01/2014 to 12/31/2014.........  $11.90955    $12.21473        2,569
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93844    $11.62845       10,883
    01/01/2011 to 12/31/2011.........  $11.62845    $ 9.04437        5,505
    01/01/2012 to 12/31/2012.........  $ 9.04437    $10.40420        5,547
    01/01/2013 to 12/31/2013.........  $10.40420    $10.17201        3,292
    01/01/2014 to 12/31/2014.........  $10.17201    $ 9.45806        4,558
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00739    $10.04039        1,526
    01/01/2011 to 12/31/2011.........  $10.04039    $10.01505          735
    01/01/2012 to 12/31/2012.........  $10.01505    $10.22803          281
    01/01/2013 to 12/31/2013.........  $10.22803    $ 9.76064          112
    01/01/2014 to 12/31/2014.........  $ 9.76064    $ 9.51233          378
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00631    $10.31195       58,760
    01/01/2011 to 12/31/2011.........  $10.31195    $10.37954       31,629
    01/01/2012 to 12/31/2012.........  $10.37954    $11.06872       30,247
    01/01/2013 to 12/31/2013.........  $11.06872    $10.59913       18,550
    01/01/2014 to 12/31/2014.........  $10.59913    $10.77703       30,294
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98893    $10.55451      104,809
    01/01/2011 to 12/31/2011.........  $10.55451    $10.39894       74,077
    01/01/2012 to 12/31/2012.........  $10.39894    $11.19608       60,513
    01/01/2013 to 12/31/2013.........  $11.19608    $11.92788       18,687
    01/01/2014 to 12/31/2014.........  $11.92788    $12.30764       25,663
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01788    $10.05643            0
    01/01/2012 to 12/31/2012.........  $10.05643    $10.50712            0
    01/01/2013 to 12/31/2013.........  $10.50712    $10.01269            0
    01/01/2014 to 12/31/2014.........  $10.01269    $10.35944           73
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96296    $11.46234       64,853
    01/01/2011 to 12/31/2011.........  $11.46234    $10.48701       32,403
    01/01/2012 to 12/31/2012.........  $10.48701    $11.55136       27,188
    01/01/2013 to 12/31/2013.........  $11.55136    $13.18697       10,350
    01/01/2014 to 12/31/2014.........  $13.18697    $14.04719       17,161
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99796    $10.84746       12,428
    01/01/2011 to 12/31/2011.........  $10.84746    $10.94802        4,442
    01/01/2012 to 12/31/2012.........  $10.94802    $12.68749        3,934
    01/01/2013 to 12/31/2013.........  $12.68749    $16.39033        1,387
    01/01/2014 to 12/31/2014.........  $16.39033    $18.74107        2,381

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99796    $ 8.85121            0
    01/01/2012 to 12/31/2012.........  $ 8.85121    $ 9.77011            0
    01/01/2013 to 12/31/2013.........  $ 9.77011    $11.66555            0
    01/01/2014 to 12/31/2014.........  $11.66555    $12.11951            0
 AST RCM WORLD TRENDS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98702    $10.74242       37,955
    01/01/2011 to 12/31/2011.........  $10.74242    $10.28929       21,274
    01/01/2012 to 12/31/2012.........  $10.28929    $11.06887       16,189
    01/01/2013 to 12/31/2013.........  $11.06887    $12.14092        6,241
    01/01/2014 to 12/31/2014.........  $12.14092    $12.45207       10,139
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97721    $10.92906       34,592
    01/01/2011 to 12/31/2011.........  $10.92906    $10.40712       22,488
    01/01/2012 to 12/31/2012.........  $10.40712    $11.76622       19,555
    01/01/2013 to 12/31/2013.........  $11.76622    $13.55097        7,489
    01/01/2014 to 12/31/2014.........  $13.55097    $13.93711       13,782
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98185    $10.72160       40,170
    01/01/2011 to 12/31/2011.........  $10.72160    $10.10574       30,529
    01/01/2012 to 12/31/2012.........  $10.10574    $10.95563       21,165
    01/01/2013 to 12/31/2013.........  $10.95563    $12.22641       14,236
    01/01/2014 to 12/31/2014.........  $12.22641    $12.28900       15,575
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97129    $12.10887       37,799
    01/01/2011 to 12/31/2011.........  $12.10887    $10.26372       19,430
    01/01/2012 to 12/31/2012.........  $10.26372    $12.02157       15,063
    01/01/2013 to 12/31/2013.........  $12.02157    $16.51317       15,604
    01/01/2014 to 12/31/2014.........  $16.51317    $16.90455       15,014
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96034    $12.56702        5,499
    01/01/2011 to 12/31/2011.........  $12.56702    $12.13960        4,510
    01/01/2012 to 12/31/2012.........  $12.13960    $13.28352       12,162
    01/01/2013 to 12/31/2013.........  $13.28352    $17.51609       13,759
    01/01/2014 to 12/31/2014.........  $17.51609    $17.73947       14,611
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96377    $11.42118       36,089
    01/01/2011 to 12/31/2011.........  $11.42118    $10.47587       19,522
    01/01/2012 to 12/31/2012.........  $10.47587    $12.07466       21,734
    01/01/2013 to 12/31/2013.........  $12.07466    $16.18447       26,649
    01/01/2014 to 12/31/2014.........  $16.18447    $16.61963       25,529
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99166    $10.65016       94,190
    01/01/2011 to 12/31/2011.........  $10.65016    $10.59574       52,722
    01/01/2012 to 12/31/2012.........  $10.59574    $11.73064       47,777
    01/01/2013 to 12/31/2013.........  $11.73064    $13.36952       23,073
    01/01/2014 to 12/31/2014.........  $13.36952    $13.80879       41,887
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98530    $10.49613        4,046
    01/01/2011 to 12/31/2011.........  $10.49613    $10.07151        1,704
    01/01/2012 to 12/31/2012.........  $10.07151    $11.51919       17,154
    01/01/2013 to 12/31/2013.........  $11.51919    $14.57283       22,984
    01/01/2014 to 12/31/2014.........  $14.57283    $15.27731       20,789

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97054    $11.09254        7,570
    01/01/2011 to 12/31/2011.........  $11.09254    $10.63770        3,274
    01/01/2012 to 12/31/2012.........  $10.63770    $12.20110        4,417
    01/01/2013 to 12/31/2013.........  $12.20110    $17.14257       26,332
    01/01/2014 to 12/31/2014.........  $17.14257    $18.11822       24,539
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85922    $11.43090       14,530
    01/01/2011 to 12/31/2011.........  $11.43090    $ 9.48762       14,535
    01/01/2012 to 12/31/2012.........  $ 9.48762    $ 9.58963        7,856
    01/01/2013 to 12/31/2013.........  $ 9.58963    $10.79343        2,686
    01/01/2014 to 12/31/2014.........  $10.79343    $ 9.64854        5,197
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97965    $10.27029       17,985
    01/01/2011 to 12/31/2011.........  $10.27029    $10.43240        8,896
    01/01/2012 to 12/31/2012.........  $10.43240    $10.70810       11,506
    01/01/2013 to 12/31/2013.........  $10.70810    $10.05368           77
    01/01/2014 to 12/31/2014.........  $10.05368    $ 9.86192           74
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99796    $ 8.78899            0
    01/01/2012 to 12/31/2012.........  $ 8.78899    $ 9.51705          118
    01/01/2013 to 12/31/2013.........  $ 9.51705    $11.18739           63
    01/01/2014 to 12/31/2014.........  $11.18739    $11.51400          487
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99796    $10.35895       88,930
    01/01/2011 to 12/31/2011.........  $10.35895    $10.71447       39,210
    01/01/2012 to 12/31/2012.........  $10.71447    $11.27233       52,035
    01/01/2013 to 12/31/2013.........  $11.27233    $10.83198       79,898
    01/01/2014 to 12/31/2014.........  $10.83198    $11.32715       76,163
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97049    $10.59823       87,109
    01/01/2011 to 12/31/2011.........  $10.59823    $10.16626       42,364
    01/01/2012 to 09/21/2012.........  $10.16626    $11.32227            0

* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT B SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

                  ACCUMULATION UNIT VALUES: WITH HAV (1.70%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96788    $10.81679     2,783,155
    01/01/2011 to 12/31/2011.........  $10.81679    $10.35039     4,131,792
    01/01/2012 to 12/31/2012.........  $10.35039    $11.45280     6,402,595
    01/01/2013 to 12/31/2013.........  $11.45280    $12.38097     6,970,810
    01/01/2014 to 12/31/2014.........  $12.38097    $12.63524     5,964,391
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97857    $10.92280     2,069,260
    01/01/2011 to 12/31/2011.........  $10.92280    $10.74947     3,894,177
    01/01/2012 to 12/31/2012.........  $10.74947    $12.00861     8,232,833
    01/01/2013 to 12/31/2013.........  $12.00861    $13.75898     9,599,194
    01/01/2014 to 12/31/2014.........  $13.75898    $14.35121     9,005,849
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00710    $10.81739       113,967
    01/01/2011 to 12/31/2011.........  $10.81739    $11.01353       229,135
    01/01/2012 to 05/04/2012.........  $11.01353    $11.96474             0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98884    $10.77509     3,042,666
    01/01/2011 to 12/31/2011.........  $10.77509    $10.46346     4,716,751
    01/01/2012 to 12/31/2012.........  $10.46346    $11.56847     7,803,091
    01/01/2013 to 12/31/2013.........  $11.56847    $13.37861     8,839,480
    01/01/2014 to 12/31/2014.........  $13.37861    $14.00897     7,904,419
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99859    $ 9.16386       583,439
    01/01/2012 to 12/31/2012.........  $ 9.16386    $10.07935     1,989,260
    01/01/2013 to 12/31/2013.........  $10.07935    $10.98344     2,374,351
    01/01/2014 to 12/31/2014.........  $10.98344    $11.32538     2,381,561
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99859    $10.49650        47,112
    01/01/2014 to 12/31/2014.........  $10.49650    $10.68720        46,131
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97176    $10.58426        46,220
    01/01/2011 to 12/31/2011.........  $10.58426    $ 9.79363        91,734
    01/01/2012 to 12/31/2012.........  $ 9.79363    $10.90091       147,027
    01/01/2013 to 12/31/2013.........  $10.90091    $14.08360       158,641
    01/01/2014 to 12/31/2014.........  $14.08360    $15.26553       198,267
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97776    $10.85587     2,096,130
    01/01/2011 to 12/31/2011.........  $10.85587    $10.41265     3,374,910
    01/01/2012 to 12/31/2012.........  $10.41265    $11.63998     5,774,390
    01/01/2013 to 12/31/2013.........  $11.63998    $14.03724     7,553,780
    01/01/2014 to 12/31/2014.........  $14.03724    $14.76392     8,327,897
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99859    $11.65792        40,449
    01/01/2014 to 12/31/2014.........  $11.65792    $13.01934       127,235

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95998    $11.81048       108,557
    01/01/2011 to 12/31/2011.........  $11.81048    $12.37513       193,768
    01/01/2012 to 12/31/2012.........  $12.37513    $14.03150       308,569
    01/01/2013 to 12/31/2013.........  $14.03150    $14.22509       332,684
    01/01/2014 to 12/31/2014.........  $14.22509    $18.30603       345,928
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99859    $ 9.68598        49,766
    01/01/2014 to 12/31/2014.........  $ 9.68598    $10.00712       186,293
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97607    $11.03811     1,723,298
    01/01/2011 to 12/31/2011.........  $11.03811    $10.68755     3,053,207
    01/01/2012 to 12/31/2012.........  $10.68755    $11.62294     5,708,330
    01/01/2013 to 12/31/2013.........  $11.62294    $13.11185     6,362,716
    01/01/2014 to 12/31/2014.........  $13.11185    $13.29515     5,853,895
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99859    $10.90428       622,920
    01/01/2011 to 12/31/2011.........  $10.90428    $10.45421     1,158,758
    01/01/2012 to 12/31/2012.........  $10.45421    $11.67759     2,738,574
    01/01/2013 to 12/31/2013.........  $11.67759    $13.68593     3,479,300
    01/01/2014 to 12/31/2014.........  $13.68593    $14.22251     3,431,562
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99859    $10.74449     5,131,817
    01/01/2013 to 12/31/2013.........  $10.74449    $13.14659     5,662,905
    01/01/2014 to 12/31/2014.........  $13.14659    $13.33373     5,470,132
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99859    $10.81283       200,236
    01/01/2014 to 12/31/2014.........  $10.81283    $10.90101       362,531
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97026    $11.56952        43,077
    01/01/2011 to 12/31/2011.........  $11.56952    $10.80000        89,816
    01/01/2012 to 12/31/2012.........  $10.80000    $13.46178       137,044
    01/01/2013 to 12/31/2013.........  $13.46178    $13.80828       163,725
    01/01/2014 to 12/31/2014.........  $13.80828    $15.46350       137,909
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01859    $10.80359       113,919
    01/01/2011 to 12/31/2011.........  $10.80359    $10.19990       130,234
    01/01/2012 to 12/31/2012.........  $10.19990    $12.00797       213,607
    01/01/2013 to 12/31/2013.........  $12.00797    $15.31427       221,268
    01/01/2014 to 02/07/2014.........  $15.31427    $15.06495             0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99184    $10.78790       146,304
    01/01/2011 to 12/31/2011.........  $10.78790    $10.01951       172,549
    01/01/2012 to 12/31/2012.........  $10.01951    $11.78600       262,466
    01/01/2013 to 12/31/2013.........  $11.78600    $15.47184       330,510
    01/01/2014 to 12/31/2014.........  $15.47184    $17.20606       355,197
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01991    $11.44014       173,273
    01/01/2011 to 12/31/2011.........  $11.44014    $10.91114       217,472
    01/01/2012 to 12/31/2012.........  $10.91114    $12.82923       372,174
    01/01/2013 to 12/31/2013.........  $12.82923    $16.67092       405,466
    01/01/2014 to 12/31/2014.........  $16.67092    $18.27663       428,377

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98833    $10.72450      1,284,434
    01/01/2011 to 12/31/2011.........  $10.72450    $10.48895      1,944,938
    01/01/2012 to 12/31/2012.........  $10.48895    $11.35484      3,042,159
    01/01/2013 to 12/31/2013.........  $11.35484    $12.25810      3,307,472
    01/01/2014 to 12/31/2014.........  $12.25810    $12.53666      3,009,249
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96522    $11.51535        162,968
    01/01/2011 to 12/31/2011.........  $11.51535    $11.46720        250,592
    01/01/2012 to 12/31/2012.........  $11.46720    $13.04056        391,887
    01/01/2013 to 12/31/2013.........  $13.04056    $17.79423        402,804
    01/01/2014 to 12/31/2014.........  $17.79423    $18.75080        396,308
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98620    $10.69150         26,996
    01/01/2011 to 12/31/2011.........  $10.69150    $10.45834        100,606
    01/01/2012 to 12/31/2012.........  $10.45834    $11.65803        294,769
    01/01/2013 to 12/31/2013.........  $11.65803    $15.42829        320,867
    01/01/2014 to 12/31/2014.........  $15.42829    $15.40233        247,588
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98457    $10.78613        118,383
    01/01/2011 to 12/31/2011.........  $10.78613    $10.93950        200,366
    01/01/2012 to 12/31/2012.........  $10.93950    $12.24527        397,008
    01/01/2013 to 12/31/2013.........  $12.24527    $12.90148        503,533
    01/01/2014 to 12/31/2014.........  $12.90148    $13.00657        504,304
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92942    $11.28154         71,949
    01/01/2011 to 12/31/2011.........  $11.28154    $ 9.65674        146,939
    01/01/2012 to 12/31/2012.........  $ 9.65674    $11.42561        205,439
    01/01/2013 to 12/31/2013.........  $11.42561    $13.37174        246,278
    01/01/2014 to 12/31/2014.........  $13.37174    $12.41833        259,880
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92929    $10.81917         69,809
    01/01/2011 to 12/31/2011.........  $10.81917    $ 9.30077        130,835
    01/01/2012 to 12/31/2012.........  $ 9.30077    $10.66713        176,290
    01/01/2013 to 12/31/2013.........  $10.66713    $12.52710        187,264
    01/01/2014 to 12/31/2014.........  $12.52710    $11.48863        198,455
 AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00682    $10.62325          3,681
    01/01/2011 to 12/31/2011.........  $10.62325    $11.74255     15,848,756
    01/01/2012 to 12/31/2012.........  $11.74255    $12.62792      6,122,695
    01/01/2013 to 12/31/2013.........  $12.62792    $12.01813        893,990
    01/01/2014 to 12/31/2014.........  $12.01813    $12.60885      1,029,731
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97683    $10.89582        737,456
    01/01/2011 to 12/31/2011.........  $10.89582    $10.64989      1,448,339
    01/01/2012 to 12/31/2012.........  $10.64989    $11.89058      2,683,105
    01/01/2013 to 12/31/2013.........  $11.89058    $13.59163      3,099,193
    01/01/2014 to 12/31/2014.........  $13.59163    $14.21092      2,839,575
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92194    $10.58075        195,676
    01/01/2011 to 12/31/2011.........  $10.58075    $ 9.44941        270,284
    01/01/2012 to 12/31/2012.........  $ 9.44941    $11.32357        420,837
    01/01/2013 to 12/31/2013.........  $11.32357    $12.84095        490,500
    01/01/2014 to 12/31/2014.........  $12.84095    $11.81920        504,746

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99859    $10.61090       810,657
    01/01/2011 to 12/31/2011.........  $10.61090    $10.45511     1,639,387
    01/01/2012 to 12/31/2012.........  $10.45511    $11.37878     2,953,294
    01/01/2013 to 12/31/2013.........  $11.37878    $12.41936     3,181,967
    01/01/2014 to 12/31/2014.........  $12.41936    $12.87340     2,921,888
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97144    $10.80010        42,896
    01/01/2011 to 12/31/2011.........  $10.80010    $10.68707       137,379
    01/01/2012 to 12/31/2012.........  $10.68707    $12.10062       242,001
    01/01/2013 to 12/31/2013.........  $12.10062    $16.23595       223,904
    01/01/2014 to 12/31/2014.........  $16.23595    $17.47681       291,114
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99058    $10.64194        39,346
    01/01/2011 to 12/31/2011.........  $10.64194    $10.02358        74,837
    01/01/2012 to 12/31/2012.........  $10.02358    $11.51676        97,022
    01/01/2013 to 12/31/2013.........  $11.51676    $15.83369       159,893
    01/01/2014 to 12/31/2014.........  $15.83369    $17.70414       254,525
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99269    $11.33042       230,357
    01/01/2011 to 12/31/2011.........  $11.33042    $11.03643       322,925
    01/01/2012 to 12/31/2012.........  $11.03643    $12.17932       605,908
    01/01/2013 to 12/31/2013.........  $12.17932    $16.35559       605,307
    01/01/2014 to 12/31/2014.........  $16.35559    $17.78012       744,532
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98877    $10.84532        76,300
    01/01/2011 to 12/31/2011.........  $10.84532    $11.74557       429,366
    01/01/2012 to 12/31/2012.........  $11.74557    $12.23028     1,014,255
    01/01/2013 to 12/31/2013.........  $12.23028    $11.78185       757,740
    01/01/2014 to 12/31/2014.........  $11.78185    $12.32153       775,527
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98772    $10.91885       109,112
    01/01/2011 to 12/31/2011.........  $10.91885    $10.39724       169,121
    01/01/2012 to 12/31/2012.........  $10.39724    $12.57884       264,336
    01/01/2013 to 12/31/2013.........  $12.57884    $15.78207       285,396
    01/01/2014 to 12/31/2014.........  $15.78207    $16.07701       289,031
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99859    $10.89440        60,806
    01/01/2011 to 12/31/2011.........  $10.89440    $10.64578        94,667
    01/01/2012 to 12/31/2012.........  $10.64578    $12.25234       162,458
    01/01/2013 to 12/31/2013.........  $12.25234    $16.46513       177,604
    01/01/2014 to 12/31/2014.........  $16.46513    $17.59506       154,266
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99859    $10.19489         3,514
    01/01/2013 to 12/31/2013.........  $10.19489    $13.47958        26,310
    01/01/2014 to 12/31/2014.........  $13.47958    $14.60434        24,990
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98885    $11.52646        90,429
    01/01/2011 to 12/31/2011.........  $11.52646    $10.93968       104,000
    01/01/2012 to 12/31/2012.........  $10.93968    $12.73323       155,834
    01/01/2013 to 12/31/2013.........  $12.73323    $16.57418       151,603
    01/01/2014 to 12/31/2014.........  $16.57418    $18.73137       124,047

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99860    $ 9.86455       273,624
    01/01/2011 to 12/31/2011.........  $ 9.86455    $ 9.69934       623,247
    01/01/2012 to 12/31/2012.........  $ 9.69934    $ 9.53456       447,194
    01/01/2013 to 12/31/2013.........  $ 9.53456    $ 9.37256       391,063
    01/01/2014 to 12/31/2014.........  $ 9.37256    $ 9.21312       404,682
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99114    $11.25860       109,466
    01/01/2011 to 12/31/2011.........  $11.25860    $10.79250       175,157
    01/01/2012 to 12/31/2012.........  $10.79250    $12.42576       307,952
    01/01/2013 to 12/31/2013.........  $12.42576    $17.34560       357,009
    01/01/2014 to 12/31/2014.........  $17.34560    $19.48059       452,206
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02850    $10.06988         9,561
    01/01/2012 to 12/31/2012.........  $10.06988    $10.38070        93,513
    01/01/2013 to 12/31/2013.........  $10.38070    $ 9.91515       215,443
    01/01/2014 to 12/31/2014.........  $ 9.91515    $10.24859       135,400
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95889    $11.94964       170,123
    01/01/2011 to 12/31/2011.........  $11.94964    $11.94490       273,121
    01/01/2012 to 12/31/2012.........  $11.94490    $13.19559       476,410
    01/01/2013 to 12/31/2013.........  $13.19559    $17.20139       472,075
    01/01/2014 to 12/31/2014.........  $17.20139    $18.25146       456,658
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97302    $11.45213        78,400
    01/01/2011 to 04/29/2011.........  $11.45213    $12.84323             0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99859    $10.32013       586,313
    01/01/2013 to 12/31/2013.........  $10.32013    $12.06359       731,605
    01/01/2014 to 12/31/2014.........  $12.06359    $12.46788       732,638
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93907    $11.70034       288,382
    01/01/2011 to 12/31/2011.........  $11.70034    $ 9.17013       402,766
    01/01/2012 to 12/31/2012.........  $ 9.17013    $10.63028       643,783
    01/01/2013 to 12/31/2013.........  $10.63028    $10.47283       729,453
    01/01/2014 to 12/31/2014.........  $10.47283    $ 9.81275       721,985
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00802    $10.10254       328,141
    01/01/2011 to 12/31/2011.........  $10.10254    $10.15429       419,219
    01/01/2012 to 12/31/2012.........  $10.15429    $10.44990       430,403
    01/01/2013 to 12/31/2013.........  $10.44990    $10.04888       409,655
    01/01/2014 to 12/31/2014.........  $10.04888    $ 9.86856       391,615
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00694    $10.37575     1,898,043
    01/01/2011 to 12/31/2011.........  $10.37575    $10.52377     2,792,279
    01/01/2012 to 12/31/2012.........  $10.52377    $11.30899     5,031,925
    01/01/2013 to 12/31/2013.........  $11.30899    $10.91248     4,899,563
    01/01/2014 to 12/31/2014.........  $10.91248    $11.18082     4,582,259
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98956    $10.61981     3,242,388
    01/01/2011 to 12/31/2011.........  $10.61981    $10.54353     4,685,807
    01/01/2012 to 12/31/2012.........  $10.54353    $11.43927     8,150,950
    01/01/2013 to 12/31/2013.........  $11.43927    $12.28073     7,784,675
    01/01/2014 to 12/31/2014.........  $12.28073    $12.76916     7,360,506

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01851    $10.06978        11,360
    01/01/2012 to 12/31/2012.........  $10.06978    $10.60206        88,276
    01/01/2013 to 12/31/2013.........  $10.60206    $10.18071       112,368
    01/01/2014 to 12/31/2014.........  $10.18071    $10.61419       161,880
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96359    $11.53321     1,767,149
    01/01/2011 to 12/31/2011.........  $11.53321    $10.63290     3,215,517
    01/01/2012 to 12/31/2012.........  $10.63290    $11.80236     6,241,518
    01/01/2013 to 12/31/2013.........  $11.80236    $13.57707     6,824,464
    01/01/2014 to 12/31/2014.........  $13.57707    $14.57389     7,295,366
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99859    $10.91439         8,682
    01/01/2011 to 12/31/2011.........  $10.91439    $11.10006        48,028
    01/01/2012 to 12/31/2012.........  $11.10006    $12.96275       202,404
    01/01/2013 to 12/31/2013.........  $12.96275    $16.87460       221,960
    01/01/2014 to 12/31/2014.........  $16.87460    $19.44302       385,403
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99859    $ 8.89689             0
    01/01/2012 to 12/31/2012.........  $ 8.89689    $ 9.89612             0
    01/01/2013 to 12/31/2013.........  $ 9.89612    $11.90675        16,132
    01/01/2014 to 12/31/2014.........  $11.90675    $12.46527         2,034
 AST RCM WORLD TRENDS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98765    $10.80894     1,475,848
    01/01/2011 to 12/31/2011.........  $10.80894    $10.43243     2,483,599
    01/01/2012 to 12/31/2012.........  $10.43243    $11.30927     5,233,655
    01/01/2013 to 12/31/2013.........  $11.30927    $12.49992     5,915,648
    01/01/2014 to 12/31/2014.........  $12.49992    $12.91884     5,617,005
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97784    $10.99668     1,174,122
    01/01/2011 to 12/31/2011.........  $10.99668    $10.55184     1,947,147
    01/01/2012 to 12/31/2012.........  $10.55184    $12.02166     3,815,640
    01/01/2013 to 12/31/2013.........  $12.02166    $13.95148     4,498,529
    01/01/2014 to 12/31/2014.........  $13.95148    $14.45935     4,246,278
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98247    $10.78795     1,634,717
    01/01/2011 to 12/31/2011.........  $10.78795    $10.24638     3,042,140
    01/01/2012 to 12/31/2012.........  $10.24638    $11.19370     4,556,487
    01/01/2013 to 12/31/2013.........  $11.19370    $12.58795     5,022,430
    01/01/2014 to 12/31/2014.........  $12.58795    $12.74965     4,452,341
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97192    $12.18384        68,658
    01/01/2011 to 12/31/2011.........  $12.18384    $10.40658       200,611
    01/01/2012 to 12/31/2012.........  $10.40658    $12.28287       345,173
    01/01/2013 to 12/31/2013.........  $12.28287    $17.00181       352,909
    01/01/2014 to 12/31/2014.........  $17.00181    $17.53857       365,854
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96097    $12.64476        51,212
    01/01/2011 to 12/31/2011.........  $12.64476    $12.30830       117,969
    01/01/2012 to 12/31/2012.........  $12.30830    $13.57203       225,275
    01/01/2013 to 12/31/2013.........  $13.57203    $18.03404       249,619
    01/01/2014 to 12/31/2014.........  $18.03404    $18.40461       222,602

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96440    $11.49200         44,213
    01/01/2011 to 12/31/2011.........  $11.49200    $10.62167         63,209
    01/01/2012 to 12/31/2012.........  $10.62167    $12.33695        107,553
    01/01/2013 to 12/31/2013.........  $12.33695    $16.66308        104,066
    01/01/2014 to 12/31/2014.........  $16.66308    $17.24268        103,322
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99229    $10.71605      2,863,672
    01/01/2011 to 12/31/2011.........  $10.71605    $10.74314      5,207,868
    01/01/2012 to 12/31/2012.........  $10.74314    $11.98557     11,334,791
    01/01/2013 to 12/31/2013.........  $11.98557    $13.76509     12,437,947
    01/01/2014 to 12/31/2014.........  $13.76509    $14.32668     11,920,680
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98593    $10.56101        108,763
    01/01/2011 to 12/31/2011.........  $10.56101    $10.21155        129,064
    01/01/2012 to 12/31/2012.........  $10.21155    $11.76932        395,355
    01/01/2013 to 12/31/2013.........  $11.76932    $15.00379        422,871
    01/01/2014 to 12/31/2014.........  $15.00379    $15.85013        392,319
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97117    $11.16117        215,479
    01/01/2011 to 12/31/2011.........  $11.16117    $10.78581        352,937
    01/01/2012 to 12/31/2012.........  $10.78581    $12.46639        709,302
    01/01/2013 to 12/31/2013.........  $12.46639    $17.64982        724,960
    01/01/2014 to 12/31/2014.........  $17.64982    $18.79769        756,452
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85984    $11.50158        240,457
    01/01/2011 to 12/31/2011.........  $11.50158    $ 9.61963        356,895
    01/01/2012 to 12/31/2012.........  $ 9.61963    $ 9.79779        584,029
    01/01/2013 to 12/31/2013.........  $ 9.79779    $11.11270        574,041
    01/01/2014 to 12/31/2014.........  $11.11270    $10.01041        653,435
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98028    $10.33385        143,314
    01/01/2011 to 12/31/2011.........  $10.33385    $10.57749        215,632
    01/01/2012 to 12/31/2012.........  $10.57749    $10.94077        334,073
    01/01/2013 to 12/31/2013.........  $10.94077    $10.35114        353,773
    01/01/2014 to 12/31/2014.........  $10.35114    $10.23181        317,556
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99859    $ 8.83435        317,149
    01/01/2012 to 12/31/2012.........  $ 8.83435    $ 9.63986      1,128,299
    01/01/2013 to 12/31/2013.........  $ 9.63986    $11.41894      1,513,199
    01/01/2014 to 12/31/2014.........  $11.41894    $11.84282      2,692,810
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99859    $10.42309        325,487
    01/01/2011 to 12/31/2011.........  $10.42309    $10.86347        572,681
    01/01/2012 to 12/31/2012.........  $10.86347    $11.51711        894,105
    01/01/2013 to 12/31/2013.........  $11.51711    $11.15231      1,063,222
    01/01/2014 to 12/31/2014.........  $11.15231    $11.75168      1,214,910
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97112    $10.66370      2,123,199
    01/01/2011 to 12/31/2011.........  $10.66370    $10.30757      3,032,527
    01/01/2012 to 09/21/2012.........  $10.30757    $11.54366              0

* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT B SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

        ACCUMULATION UNIT VALUES: WITH HD GRO II OR GRO PLUS II (1.90%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96772    $10.79905       154,943
    01/01/2011 to 12/31/2011.........  $10.79905    $10.31246       132,153
    01/01/2012 to 12/31/2012.........  $10.31246    $11.38762       114,082
    01/01/2013 to 12/31/2013.........  $11.38762    $12.28555       427,780
    01/01/2014 to 12/31/2014.........  $12.28555    $12.51236       711,241
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97840    $10.90484       298,834
    01/01/2011 to 12/31/2011.........  $10.90484    $10.71003       216,324
    01/01/2012 to 12/31/2012.........  $10.71003    $11.94022       205,646
    01/01/2013 to 12/31/2013.........  $11.94022    $13.65281     1,121,713
    01/01/2014 to 12/31/2014.........  $13.65281    $14.21155     1,856,778
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00693    $10.79979         4,541
    01/01/2011 to 12/31/2011.........  $10.79979    $10.97329         4,342
    01/01/2012 to 05/04/2012.........  $10.97329    $11.91269             0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98868    $10.75742       495,866
    01/01/2011 to 12/31/2011.........  $10.75742    $10.42508       429,911
    01/01/2012 to 12/31/2012.........  $10.42508    $11.50261       393,067
    01/01/2013 to 12/31/2013.........  $11.50261    $13.27553     1,074,399
    01/01/2014 to 12/31/2014.........  $13.27553    $13.87277     1,959,032
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99842    $ 9.15128             0
    01/01/2012 to 12/31/2012.........  $ 9.15128    $10.04504             0
    01/01/2013 to 12/31/2013.........  $10.04504    $10.92367       311,359
    01/01/2014 to 12/31/2014.........  $10.92367    $11.24074       702,297
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99842    $10.48203       165,387
    01/01/2014 to 12/31/2014.........  $10.48203    $10.65089       371,321
 AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010.........  $ 9.99842    $10.59081         9,925
    01/01/2011 to 12/31/2011.........  $10.59081    $11.57526       787,005
    01/01/2012 to 12/31/2012.........  $11.57526    $11.93630       778,842
    01/01/2013 to 12/31/2013.........  $11.93630    $11.46858       513,659
    01/01/2014 to 12/31/2014.........  $11.46858    $11.41153       447,556
 AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010.........  $10.00713    $10.63369             0
    01/01/2011 to 12/31/2011.........  $10.63369    $11.84852       711,400
    01/01/2012 to 12/31/2012.........  $11.84852    $12.28752       647,706
    01/01/2013 to 12/31/2013.........  $12.28752    $11.67514       631,400
    01/01/2014 to 12/31/2014.........  $11.67514    $11.75826       470,190
 AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010.........  $ 9.99842    $10.63662             0
    01/01/2011 to 12/31/2011.........  $10.63662    $12.10168             0
    01/01/2012 to 12/31/2012.........  $12.10168    $12.56702        91,657
    01/01/2013 to 12/31/2013.........  $12.56702    $11.73261       102,967
    01/01/2014 to 12/31/2014.........  $11.73261    $12.00049        59,139

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010.........  $10.00925    $10.66744             0
    01/01/2011 to 12/31/2011.........  $10.66744    $12.41953           470
    01/01/2012 to 12/31/2012.........  $12.41953    $12.95314             0
    01/01/2013 to 12/31/2013.........  $12.95314    $11.87901       174,512
    01/01/2014 to 12/31/2014.........  $11.87901    $12.37107       139,121
 AST BOND PORTFOLIO 2021
    03/15/2010 to 12/31/2010.........  $10.00818    $10.76903             0
    01/01/2011 to 12/31/2011.........  $10.76903    $12.70955       861,992
    01/01/2012 to 12/31/2012.........  $12.70955    $13.31482       810,057
    01/01/2013 to 12/31/2013.........  $13.31482    $12.14747       199,150
    01/01/2014 to 12/31/2014.........  $12.14747    $12.83201       332,494
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99842    $12.00835       353,944
    01/01/2012 to 12/31/2012.........  $12.00835    $12.46866       553,030
    01/01/2013 to 12/31/2013.........  $12.46866    $11.03969       690,229
    01/01/2014 to 12/31/2014.........  $11.03969    $11.95288       531,200
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99790    $10.38840        79,723
    01/01/2013 to 12/31/2013.........  $10.38840    $ 9.15159     1,355,620
    01/01/2014 to 12/31/2014.........  $ 9.15159    $10.11067       483,237
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99895    $ 8.74065        98,599
    01/01/2014 to 12/31/2014.........  $ 8.74065    $ 9.82571       272,791
 AST BOND PORTFOLIO 2025
    01/02/2014* to 12/31/2014........  $ 9.99895    $11.29143        77,127
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97159    $10.56699         1,476
    01/01/2011 to 12/31/2011.........  $10.56699    $ 9.75777           704
    01/01/2012 to 12/31/2012.........  $ 9.75777    $10.83886           564
    01/01/2013 to 12/31/2013.........  $10.83886    $13.97497         4,918
    01/01/2014 to 12/31/2014.........  $13.97497    $15.11682         7,433
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97759    $10.83811       288,561
    01/01/2011 to 12/31/2011.........  $10.83811    $10.37448       161,314
    01/01/2012 to 12/31/2012.........  $10.37448    $11.57366       136,989
    01/01/2013 to 12/31/2013.........  $11.57366    $13.92892       726,695
    01/01/2014 to 12/31/2014.........  $13.92892    $14.62013     1,647,889
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99842    $11.63768         1,787
    01/01/2014 to 12/31/2014.........  $11.63768    $12.97041        33,733
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95981    $11.79118         8,354
    01/01/2011 to 12/31/2011.........  $11.79118    $12.32991         9,082
    01/01/2012 to 12/31/2012.........  $12.32991    $13.95173         6,438
    01/01/2013 to 12/31/2013.........  $13.95173    $14.11551         4,554
    01/01/2014 to 12/31/2014.........  $14.11551    $18.12815        18,315
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99842    $ 9.67257       207,239
    01/01/2014 to 12/31/2014.........  $ 9.67257    $ 9.97296       583,274

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97590    $11.02002       203,708
    01/01/2011 to 12/31/2011.........  $11.02002    $10.64837       156,932
    01/01/2012 to 12/31/2012.........  $10.64837    $11.55676       142,625
    01/01/2013 to 12/31/2013.........  $11.55676    $13.01069       531,149
    01/01/2014 to 12/31/2014.........  $13.01069    $13.16575       872,849
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99842    $10.88634        84,105
    01/01/2011 to 12/31/2011.........  $10.88634    $10.41579        63,624
    01/01/2012 to 12/31/2012.........  $10.41579    $11.61080        62,762
    01/01/2013 to 12/31/2013.........  $11.61080    $13.57992       494,570
    01/01/2014 to 12/31/2014.........  $13.57992    $14.08375     1,168,594
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99843    $10.72966       215,706
    01/01/2013 to 12/31/2013.........  $10.72966    $13.10168       190,407
    01/01/2014 to 12/31/2014.........  $13.10168    $13.26115       185,525
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99842    $10.79794       427,309
    01/01/2014 to 12/31/2014.........  $10.79794    $10.86389       998,337
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97009    $11.55054         6,075
    01/01/2011 to 12/31/2011.........  $11.55054    $10.76044         2,731
    01/01/2012 to 12/31/2012.........  $10.76044    $13.38514         2,361
    01/01/2013 to 12/31/2013.........  $13.38514    $13.70175         1,196
    01/01/2014 to 12/31/2014.........  $13.70175    $15.31302         5,133
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01842    $10.78581        12,389
    01/01/2011 to 12/31/2011.........  $10.78581    $10.16248         5,211
    01/01/2012 to 12/31/2012.........  $10.16248    $11.93949         5,478
    01/01/2013 to 12/31/2013.........  $11.93949    $15.19607         5,563
    01/01/2014 to 02/07/2014.........  $15.19607    $14.94551             0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99167    $10.77026         8,117
    01/01/2011 to 12/31/2011.........  $10.77026    $ 9.98271         3,561
    01/01/2012 to 12/31/2012.........  $ 9.98271    $11.71868         3,339
    01/01/2013 to 12/31/2013.........  $11.71868    $15.35222         8,983
    01/01/2014 to 12/31/2014.........  $15.35222    $17.03825        22,227
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01975    $11.42143        14,643
    01/01/2011 to 12/31/2011.........  $11.42143    $10.87115        10,984
    01/01/2012 to 12/31/2012.........  $10.87115    $12.75606         6,987
    01/01/2013 to 12/31/2013.........  $12.75606    $16.54211        13,075
    01/01/2014 to 12/31/2014.........  $16.54211    $18.09847        21,528
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98817    $10.70690       133,407
    01/01/2011 to 12/31/2011.........  $10.70690    $10.45048        88,967
    01/01/2012 to 12/31/2012.........  $10.45048    $11.29012        62,652
    01/01/2013 to 12/31/2013.........  $11.29012    $12.16343       470,528
    01/01/2014 to 12/31/2014.........  $12.16343    $12.41448       771,815
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96505    $11.49647        12,376
    01/01/2011 to 12/31/2011.........  $11.49647    $11.42521         9,830
    01/01/2012 to 12/31/2012.........  $11.42521    $12.96647         6,907
    01/01/2013 to 12/31/2013.........  $12.96647    $17.65730        12,855
    01/01/2014 to 12/31/2014.........  $17.65730    $18.56865        19,041

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98603    $10.67390        9,539
    01/01/2011 to 12/31/2011.........  $10.67390    $10.41987        2,561
    01/01/2012 to 12/31/2012.........  $10.41987    $11.59143        2,472
    01/01/2013 to 12/31/2013.........  $11.59143    $15.30911          570
    01/01/2014 to 12/31/2014.........  $15.30911    $15.25228        5,726
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98440    $10.76839       14,033
    01/01/2011 to 12/31/2011.........  $10.76839    $10.89931       11,010
    01/01/2012 to 12/31/2012.........  $10.89931    $12.17532        9,565
    01/01/2013 to 12/31/2013.........  $12.17532    $12.80158       10,980
    01/01/2014 to 12/31/2014.........  $12.80158    $12.87958       52,516
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92925    $11.26302       11,414
    01/01/2011 to 12/31/2011.........  $11.26302    $ 9.62127        7,245
    01/01/2012 to 12/31/2012.........  $ 9.62127    $11.36049        6,477
    01/01/2013 to 12/31/2013.........  $11.36049    $13.26847        4,617
    01/01/2014 to 12/31/2014.........  $13.26847    $12.29718        7,578
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92912    $10.80157        5,018
    01/01/2011 to 12/31/2011.........  $10.80157    $ 9.26679        3,829
    01/01/2012 to 12/31/2012.........  $ 9.26679    $10.60652        3,715
    01/01/2013 to 12/31/2013.........  $10.60652    $12.43063        6,000
    01/01/2014 to 12/31/2014.........  $12.43063    $11.37699        7,716
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/01/2013 to 12/31/2013.........  $10.00000    $ 9.58248            0
    01/01/2014 to 12/31/2014.........  $ 9.58248    $10.03301        4,360
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97666    $10.87788       50,507
    01/01/2011 to 12/31/2011.........  $10.87788    $10.61070       47,740
    01/01/2012 to 12/31/2012.........  $10.61070    $11.82263       49,065
    01/01/2013 to 12/31/2013.........  $11.82263    $13.48642      305,865
    01/01/2014 to 12/31/2014.........  $13.48642    $14.07221      546,197
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92178    $10.56344        4,504
    01/01/2011 to 12/31/2011.........  $10.56344    $ 9.41473        1,853
    01/01/2012 to 12/31/2012.........  $ 9.41473    $11.25910        2,083
    01/01/2013 to 12/31/2013.........  $11.25910    $12.74180        4,419
    01/01/2014 to 12/31/2014.........  $12.74180    $11.70410       30,339
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99842    $10.59346      112,641
    01/01/2011 to 12/31/2011.........  $10.59346    $10.41679       83,867
    01/01/2012 to 12/31/2012.........  $10.41679    $11.31408       70,443
    01/01/2013 to 12/31/2013.........  $11.31408    $12.32370      180,845
    01/01/2014 to 12/31/2014.........  $12.32370    $12.74837      349,981
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97127    $10.78242       17,547
    01/01/2011 to 12/31/2011.........  $10.78242    $10.64798       11,764
    01/01/2012 to 12/31/2012.........  $10.64798    $12.03168       10,338
    01/01/2013 to 12/31/2013.........  $12.03168    $16.11071        4,038
    01/01/2014 to 12/31/2014.........  $16.11071    $17.30665        6,517
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99041    $10.62452            0
    01/01/2011 to 12/31/2011.........  $10.62452    $ 9.98690            0
    01/01/2012 to 12/31/2012.........  $ 9.98690    $11.45122            0
    01/01/2013 to 12/31/2013.........  $11.45122    $15.71162        9,401
    01/01/2014 to 12/31/2014.........  $15.71162    $17.53196       26,182

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99253    $11.31191        6,498
    01/01/2011 to 12/31/2011.........  $11.31191    $10.99595        2,780
    01/01/2012 to 12/31/2012.........  $10.99595    $12.10993        2,872
    01/01/2013 to 12/31/2013.........  $12.10993    $16.22936        2,771
    01/01/2014 to 12/31/2014.........  $16.22936    $17.60703       11,626
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98860    $10.82752          893
    01/01/2011 to 12/31/2011.........  $10.82752    $11.70248        1,403
    01/01/2012 to 12/31/2012.........  $11.70248    $12.16055          991
    01/01/2013 to 12/31/2013.........  $12.16055    $11.69087       10,044
    01/01/2014 to 12/31/2014.........  $11.69087    $12.20150       12,738
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98755    $10.90100        7,833
    01/01/2011 to 12/31/2011.........  $10.90100    $10.35922        5,493
    01/01/2012 to 12/31/2012.........  $10.35922    $12.50742        3,959
    01/01/2013 to 12/31/2013.........  $12.50742    $15.66056        3,078
    01/01/2014 to 12/31/2014.........  $15.66056    $15.92073        5,144
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99842    $10.87655        6,060
    01/01/2011 to 12/31/2011.........  $10.87655    $10.60683        2,566
    01/01/2012 to 12/31/2012.........  $10.60683    $12.18265        3,081
    01/01/2013 to 12/31/2013.........  $12.18265    $16.33812        6,084
    01/01/2014 to 12/31/2014.........  $16.33812    $17.42381        9,878
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99843    $10.18715            0
    01/01/2013 to 12/31/2013.........  $10.18715    $13.44187        4,666
    01/01/2014 to 12/31/2014.........  $13.44187    $14.53393        6,768
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98869    $11.50772        2,859
    01/01/2011 to 12/31/2011.........  $11.50772    $10.89980          978
    01/01/2012 to 12/31/2012.........  $10.89980    $12.66098        1,022
    01/01/2013 to 12/31/2013.........  $12.66098    $16.44666        2,641
    01/01/2014 to 12/31/2014.........  $16.44666    $18.54936        7,132
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99843    $ 9.84822          634
    01/01/2011 to 12/31/2011.........  $ 9.84822    $ 9.66356          390
    01/01/2012 to 12/31/2012.........  $ 9.66356    $ 9.48024          275
    01/01/2013 to 12/31/2013.........  $ 9.48024    $ 9.30014       11,794
    01/01/2014 to 12/31/2014.........  $ 9.30014    $ 9.12348       55,662
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99098    $11.24020        2,569
    01/01/2011 to 12/31/2011.........  $11.24020    $10.75300        1,902
    01/01/2012 to 12/31/2012.........  $10.75300    $12.35515        1,785
    01/01/2013 to 12/31/2013.........  $12.35515    $17.21196       17,385
    01/01/2014 to 12/31/2014.........  $17.21196    $19.29110       24,085
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02833    $10.06632            0
    01/01/2012 to 12/31/2012.........  $10.06632    $10.35604            0
    01/01/2013 to 12/31/2013.........  $10.35604    $ 9.87150            0
    01/01/2014 to 12/31/2014.........  $ 9.87150    $10.18287        1,509
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95872    $11.93011        3,805
    01/01/2011 to 12/31/2011.........  $11.93011    $11.90113        1,963
    01/01/2012 to 12/31/2012.........  $11.90113    $13.12034        2,568
    01/01/2013 to 12/31/2013.........  $13.12034    $17.06853       12,826
    01/01/2014 to 12/31/2014.........  $17.06853    $18.07363       20,734

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97285    $11.43344         1,379
    01/01/2011 to 04/29/2011.........  $11.43344    $12.81381             0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99843    $10.30591         4,572
    01/01/2013 to 12/31/2013.........  $10.30591    $12.02243       164,303
    01/01/2014 to 12/31/2014.........  $12.02243    $12.40002       354,444
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93890    $11.68109        24,943
    01/01/2011 to 12/31/2011.........  $11.68109    $ 9.13642        17,385
    01/01/2012 to 12/31/2012.........  $ 9.13642    $10.56957        10,106
    01/01/2013 to 12/31/2013.........  $10.56957    $10.39181        14,396
    01/01/2014 to 12/31/2014.........  $10.39181    $ 9.71685        17,017
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00785    $10.08594        15,226
    01/01/2011 to 12/31/2011.........  $10.08594    $10.11721        11,174
    01/01/2012 to 12/31/2012.........  $10.11721    $10.39081        10,747
    01/01/2013 to 12/31/2013.........  $10.39081    $ 9.97182        48,740
    01/01/2014 to 12/31/2014.........  $ 9.97182    $ 9.77297        96,935
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00677    $10.35874       160,936
    01/01/2011 to 12/31/2011.........  $10.35874    $10.48519        94,123
    01/01/2012 to 12/31/2012.........  $10.48519    $11.24454        84,364
    01/01/2013 to 12/31/2013.........  $11.24454    $10.82817        68,270
    01/01/2014 to 12/31/2014.........  $10.82817    $11.07205        80,588
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98939    $10.60245       393,476
    01/01/2011 to 12/31/2011.........  $10.60245    $10.50489       272,532
    01/01/2012 to 12/31/2012.........  $10.50489    $11.37415       244,555
    01/01/2013 to 12/31/2013.........  $11.37415    $12.18605       691,299
    01/01/2014 to 12/31/2014.........  $12.18605    $12.64490     1,143,117
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01834    $10.06623             0
    01/01/2012 to 12/31/2012.........  $10.06623    $10.57685             0
    01/01/2013 to 12/31/2013.........  $10.57685    $10.13596           345
    01/01/2014 to 12/31/2014.........  $10.13596    $10.54611        69,760
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96342    $11.51434       138,008
    01/01/2011 to 12/31/2011.........  $11.51434    $10.59391        87,805
    01/01/2012 to 12/31/2012.........  $10.59391    $11.73515        80,358
    01/01/2013 to 12/31/2013.........  $11.73515    $13.47231       486,763
    01/01/2014 to 12/31/2014.........  $13.47231    $14.43197     1,078,879
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99842    $10.89657         2,332
    01/01/2011 to 12/31/2011.........  $10.89657    $11.05948         1,101
    01/01/2012 to 12/31/2012.........  $11.05948    $12.88919         1,075
    01/01/2013 to 12/31/2013.........  $12.88919    $16.74464           712
    01/01/2014 to 12/31/2014.........  $16.74464    $19.25416         6,999
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99842    $ 8.88478             0
    01/01/2012 to 12/31/2012.........  $ 8.88478    $ 9.86246             0
    01/01/2013 to 12/31/2013.........  $ 9.86246    $11.84221         3,907
    01/01/2014 to 12/31/2014.........  $11.84221    $12.37240         7,967

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST RCM WORLD TRENDS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98748    $10.79117       253,274
    01/01/2011 to 12/31/2011.........  $10.79117    $10.39420       169,711
    01/01/2012 to 12/31/2012.........  $10.39420    $11.24487       146,649
    01/01/2013 to 12/31/2013.........  $11.24487    $12.40346       619,536
    01/01/2014 to 12/31/2014.........  $12.40346    $12.79317       901,167
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97768    $10.97865        90,109
    01/01/2011 to 12/31/2011.........  $10.97865    $10.51321        72,183
    01/01/2012 to 12/31/2012.........  $10.51321    $11.95330        79,833
    01/01/2013 to 12/31/2013.........  $11.95330    $13.84402       492,695
    01/01/2014 to 12/31/2014.........  $13.84402    $14.31877       810,045
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98231    $10.77026        98,208
    01/01/2011 to 12/31/2011.........  $10.77026    $10.20877       154,236
    01/01/2012 to 12/31/2012.........  $10.20877    $11.13003       130,486
    01/01/2013 to 12/31/2013.........  $11.13003    $12.49092       293,629
    01/01/2014 to 12/31/2014.........  $12.49092    $12.62568       519,434
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97176    $12.16375         2,818
    01/01/2011 to 12/31/2011.........  $12.16375    $10.36831         2,704
    01/01/2012 to 12/31/2012.........  $10.36831    $12.21274         2,241
    01/01/2013 to 12/31/2013.........  $12.21274    $16.87039         3,306
    01/01/2014 to 12/31/2014.........  $16.87039    $17.36748        10,091
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96081    $12.62411         2,369
    01/01/2011 to 12/31/2011.........  $12.62411    $12.26334           985
    01/01/2012 to 12/31/2012.........  $12.26334    $13.49477         1,295
    01/01/2013 to 12/31/2013.........  $13.49477    $17.89491         8,900
    01/01/2014 to 12/31/2014.........  $17.89491    $18.22541        11,764
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96424    $11.47308         2,916
    01/01/2011 to 12/31/2011.........  $11.47308    $10.58275         1,021
    01/01/2012 to 12/31/2012.........  $10.58275    $12.26676           914
    01/01/2013 to 12/31/2013.........  $12.26676    $16.53459         1,840
    01/01/2014 to 12/31/2014.........  $16.53459    $17.07496         4,761
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99212    $10.69858       424,416
    01/01/2011 to 12/31/2011.........  $10.69858    $10.70386       354,864
    01/01/2012 to 12/31/2012.........  $10.70386    $11.91749       311,145
    01/01/2013 to 12/31/2013.........  $11.91749    $13.65914     1,302,316
    01/01/2014 to 12/31/2014.........  $13.65914    $14.18744     2,512,380
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98577    $10.54371        15,541
    01/01/2011 to 12/31/2011.........  $10.54371    $10.17416        10,893
    01/01/2012 to 12/31/2012.........  $10.17416    $11.70232        10,075
    01/01/2013 to 12/31/2013.........  $11.70232    $14.88796        10,907
    01/01/2014 to 12/31/2014.........  $14.88796    $15.69575        27,663
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97100    $11.14285        35,721
    01/01/2011 to 12/31/2011.........  $11.14285    $10.74611        28,961
    01/01/2012 to 12/31/2012.........  $10.74611    $12.39520        23,590
    01/01/2013 to 12/31/2013.........  $12.39520    $17.51339        29,021
    01/01/2014 to 12/31/2014.........  $17.51339    $18.61447        56,020

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85968    $11.48283        16,796
    01/01/2011 to 12/31/2011.........  $11.48283    $ 9.58441        13,137
    01/01/2012 to 12/31/2012.........  $ 9.58441    $ 9.74218        10,910
    01/01/2013 to 12/31/2013.........  $ 9.74218    $11.02705         4,485
    01/01/2014 to 12/31/2014.........  $11.02705    $ 9.91307        10,425
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98011    $10.31689        24,262
    01/01/2011 to 12/31/2011.........  $10.31689    $10.53864        16,566
    01/01/2012 to 12/31/2012.........  $10.53864    $10.87844        15,623
    01/01/2013 to 12/31/2013.........  $10.87844    $10.27131        11,270
    01/01/2014 to 12/31/2014.........  $10.27131    $10.13234        35,195
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99842    $ 8.82229             0
    01/01/2012 to 12/31/2012.........  $ 8.82229    $ 9.60719        10,169
    01/01/2013 to 12/31/2013.........  $ 9.60719    $11.35710       366,460
    01/01/2014 to 12/31/2014.........  $11.35710    $11.75460     1,198,339
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99842    $10.40601        37,972
    01/01/2011 to 12/31/2011.........  $10.40601    $10.82363        22,075
    01/01/2012 to 12/31/2012.........  $10.82363    $11.45149        21,616
    01/01/2013 to 12/31/2013.........  $11.45149    $11.06625        32,491
    01/01/2014 to 12/31/2014.........  $11.06625    $11.63736        70,423
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97095    $10.64626       288,389
    01/01/2011 to 12/31/2011.........  $10.64626    $10.26981       212,446
    01/01/2012 to 09/21/2012.........  $10.26981    $11.48435             0

* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT L SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

                  ACCUMULATION UNIT VALUES: WITH HAV (2.10%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96755    $10.78127       616,622
    01/01/2011 to 12/31/2011.........  $10.78127    $10.27449     1,188,522
    01/01/2012 to 12/31/2012.........  $10.27449    $11.32236     1,537,363
    01/01/2013 to 12/31/2013.........  $11.32236    $12.19011     1,612,732
    01/01/2014 to 12/31/2014.........  $12.19011    $12.38986     1,375,382
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97824    $10.88690       470,553
    01/01/2011 to 12/31/2011.........  $10.88690    $10.67064       735,064
    01/01/2012 to 12/31/2012.........  $10.67064    $11.87203     1,358,648
    01/01/2013 to 12/31/2013.........  $11.87203    $13.54713     1,460,959
    01/01/2014 to 12/31/2014.........  $13.54713    $14.07267     1,416,850
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00677    $10.78205        23,240
    01/01/2011 to 12/31/2011.........  $10.78205    $10.93295        36,914
    01/01/2012 to 05/04/2012.........  $10.93295    $11.86055             0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98851    $10.73966       572,938
    01/01/2011 to 12/31/2011.........  $10.73966    $10.38658       960,066
    01/01/2012 to 12/31/2012.........  $10.38658    $11.43662     1,455,490
    01/01/2013 to 12/31/2013.........  $11.43662    $13.17247     1,582,290
    01/01/2014 to 12/31/2014.........  $13.17247    $13.73688     1,545,081
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99826    $ 9.13879        82,761
    01/01/2012 to 12/31/2012.........  $ 9.13879    $10.01086       388,295
    01/01/2013 to 12/31/2013.........  $10.01086    $10.86430       389,792
    01/01/2014 to 12/31/2014.........  $10.86430    $11.15680       354,953
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99826    $10.46739         5,218
    01/01/2014 to 12/31/2014.........  $10.46739    $10.61412         5,620
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97142    $10.54959        18,414
    01/01/2011 to 12/31/2011.........  $10.54959    $ 9.72183        30,744
    01/01/2012 to 12/31/2012.........  $ 9.72183    $10.77688        55,779
    01/01/2013 to 12/31/2013.........  $10.77688    $13.86671        57,328
    01/01/2014 to 12/31/2014.........  $13.86671    $14.96906        56,173
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97742    $10.82029       534,767
    01/01/2011 to 12/31/2011.........  $10.82029    $10.33635       590,706
    01/01/2012 to 12/31/2012.........  $10.33635    $11.50768       998,236
    01/01/2013 to 12/31/2013.........  $11.50768    $13.82131     1,367,287
    01/01/2014 to 12/31/2014.........  $13.82131    $14.47761     1,378,372
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99826    $11.61742         6,248
    01/01/2014 to 12/31/2014.........  $11.61742    $12.92135        35,560

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95965    $11.77181        25,309
    01/01/2011 to 12/31/2011.........  $11.77181    $12.28453        27,831
    01/01/2012 to 12/31/2012.........  $12.28453    $13.87195        55,888
    01/01/2013 to 12/31/2013.........  $13.87195    $14.00615        66,756
    01/01/2014 to 12/31/2014.........  $14.00615    $17.95101        69,485
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99826    $ 9.65911        11,949
    01/01/2014 to 12/31/2014.........  $ 9.65911    $ 9.93876        12,590
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97573    $11.00198       514,803
    01/01/2011 to 12/31/2011.........  $11.00198    $10.60927       978,290
    01/01/2012 to 12/31/2012.........  $10.60927    $11.49073     1,613,890
    01/01/2013 to 12/31/2013.........  $11.49073    $12.90995     1,482,592
    01/01/2014 to 12/31/2014.........  $12.90995    $13.03710     1,048,264
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $10.86854       186,146
    01/01/2011 to 12/31/2011.........  $10.86854    $10.37751       412,292
    01/01/2012 to 12/31/2012.........  $10.37751    $11.54455       788,885
    01/01/2013 to 12/31/2013.........  $11.54455    $13.47490       972,996
    01/01/2014 to 12/31/2014.........  $13.47490    $13.94630       998,494
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99826    $10.71478     1,295,548
    01/01/2013 to 12/31/2013.........  $10.71478    $13.05681     1,433,148
    01/01/2014 to 12/31/2014.........  $13.05681    $13.18875     1,390,086
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99826    $10.78284       123,296
    01/01/2014 to 12/31/2014.........  $10.78284    $10.82649       188,173
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96993    $11.53165        19,913
    01/01/2011 to 12/31/2011.........  $11.53165    $10.72094        18,697
    01/01/2012 to 12/31/2012.........  $10.72094    $13.30873        29,922
    01/01/2013 to 12/31/2013.........  $13.30873    $13.59570        35,859
    01/01/2014 to 12/31/2014.........  $13.59570    $15.16355        32,869
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01826    $10.76811        11,213
    01/01/2011 to 12/31/2011.........  $10.76811    $10.12518        12,107
    01/01/2012 to 12/31/2012.........  $10.12518    $11.87142        22,047
    01/01/2013 to 12/31/2013.........  $11.87142    $15.07851        28,109
    01/01/2014 to 02/07/2014.........  $15.07851    $14.82672             0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99150    $10.75256        21,331
    01/01/2011 to 12/31/2011.........  $10.75256    $ 9.94608        50,887
    01/01/2012 to 12/31/2012.........  $ 9.94608    $11.65181        89,883
    01/01/2013 to 12/31/2013.........  $11.65181    $15.23345        93,138
    01/01/2014 to 12/31/2014.........  $15.23345    $16.87205       103,246
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01958    $11.40273        17,909
    01/01/2011 to 12/31/2011.........  $11.40273    $10.83119        31,037
    01/01/2012 to 12/31/2012.........  $10.83119    $12.68323        67,026
    01/01/2013 to 12/31/2013.........  $12.68323    $16.41409        77,749
    01/01/2014 to 12/31/2014.........  $16.41409    $17.92176        72,445

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98800    $10.68940       274,293
    01/01/2011 to 12/31/2011.........  $10.68940    $10.41222       413,703
    01/01/2012 to 12/31/2012.........  $10.41222    $11.22580       631,707
    01/01/2013 to 12/31/2013.........  $11.22580    $12.06932       616,474
    01/01/2014 to 12/31/2014.........  $12.06932    $12.29341       589,431
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96489    $11.47751        44,646
    01/01/2011 to 12/31/2011.........  $11.47751    $11.38312        47,480
    01/01/2012 to 12/31/2012.........  $11.38312    $12.89210        77,117
    01/01/2013 to 12/31/2013.........  $12.89210    $17.52034        82,400
    01/01/2014 to 12/31/2014.........  $17.52034    $18.38705        91,633
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98586    $10.65635         7,248
    01/01/2011 to 12/31/2011.........  $10.65635    $10.38154        30,066
    01/01/2012 to 12/31/2012.........  $10.38154    $11.52522        47,433
    01/01/2013 to 12/31/2013.........  $11.52522    $15.19051        51,332
    01/01/2014 to 12/31/2014.........  $15.19051    $15.10316        52,642
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98423    $10.75077        47,933
    01/01/2011 to 12/31/2011.........  $10.75077    $10.85949        66,789
    01/01/2012 to 12/31/2012.........  $10.85949    $12.10603        88,288
    01/01/2013 to 12/31/2013.........  $12.10603    $12.70285        96,327
    01/01/2014 to 12/31/2014.........  $12.70285    $12.75411        99,076
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92909    $11.24449        20,260
    01/01/2011 to 12/31/2011.........  $11.24449    $ 9.58589        24,041
    01/01/2012 to 12/31/2012.........  $ 9.58589    $11.29559        35,590
    01/01/2013 to 12/31/2013.........  $11.29559    $13.16577        39,165
    01/01/2014 to 12/31/2014.........  $13.16577    $12.17716        37,512
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92896    $10.78368        15,359
    01/01/2011 to 12/31/2011.........  $10.78368    $ 9.23249        30,645
    01/01/2012 to 12/31/2012.........  $ 9.23249    $10.54563        42,525
    01/01/2013 to 12/31/2013.........  $10.54563    $12.33410        42,005
    01/01/2014 to 12/31/2014.........  $12.33410    $11.26549        42,556
 AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00649    $10.58844           395
    01/01/2011 to 12/31/2011.........  $10.58844    $11.65657     4,284,339
    01/01/2012 to 12/31/2012.........  $11.65657    $12.48437     1,875,844
    01/01/2013 to 12/31/2013.........  $12.48437    $11.83322       360,518
    01/01/2014 to 12/31/2014.........  $11.83322    $12.36430       472,431
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97649    $10.86001       180,020
    01/01/2011 to 12/31/2011.........  $10.86001    $10.57177       326,722
    01/01/2012 to 12/31/2012.........  $10.57177    $11.75519       600,897
    01/01/2013 to 12/31/2013.........  $11.75519    $13.38210       600,819
    01/01/2014 to 12/31/2014.........  $13.38210    $13.93493       599,949
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92161    $10.54608        69,067
    01/01/2011 to 12/31/2011.........  $10.54608    $ 9.38012        81,760
    01/01/2012 to 12/31/2012.........  $ 9.38012    $11.19486       138,763
    01/01/2013 to 12/31/2013.........  $11.19486    $12.64339       158,885
    01/01/2014 to 12/31/2014.........  $12.64339    $11.58999       165,397

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $10.57605      175,060
    01/01/2011 to 12/31/2011.........  $10.57605    $10.37847      273,353
    01/01/2012 to 12/31/2012.........  $10.37847    $11.24938      422,245
    01/01/2013 to 12/31/2013.........  $11.24938    $12.22821      402,427
    01/01/2014 to 12/31/2014.........  $12.22821    $12.62374      383,051
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97111    $10.76470       11,375
    01/01/2011 to 12/31/2011.........  $10.76470    $10.60883       43,364
    01/01/2012 to 12/31/2012.........  $10.60883    $11.96308       80,352
    01/01/2013 to 12/31/2013.........  $11.96308    $15.98615       77,382
    01/01/2014 to 12/31/2014.........  $15.98615    $17.13785       82,679
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99024    $10.60710        9,369
    01/01/2011 to 12/31/2011.........  $10.60710    $ 9.95015        8,712
    01/01/2012 to 12/31/2012.........  $ 9.95015    $11.38581       18,692
    01/01/2013 to 12/31/2013.........  $11.38581    $15.59005       36,250
    01/01/2014 to 12/31/2014.........  $15.59005    $17.36079       43,160
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99236    $11.29330       61,542
    01/01/2011 to 12/31/2011.........  $11.29330    $10.95551       80,684
    01/01/2012 to 12/31/2012.........  $10.95551    $12.04063      135,355
    01/01/2013 to 12/31/2013.........  $12.04063    $16.10352      132,455
    01/01/2014 to 12/31/2014.........  $16.10352    $17.43484      162,487
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98843    $10.80977       21,880
    01/01/2011 to 12/31/2011.........  $10.80977    $11.65957       74,063
    01/01/2012 to 12/31/2012.........  $11.65957    $12.09112      150,777
    01/01/2013 to 12/31/2013.........  $12.09112    $11.60035      160,033
    01/01/2014 to 12/31/2014.........  $11.60035    $12.08231      191,458
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98739    $10.88308       35,110
    01/01/2011 to 12/31/2011.........  $10.88308    $10.32113       51,259
    01/01/2012 to 12/31/2012.........  $10.32113    $12.43595       78,335
    01/01/2013 to 12/31/2013.........  $12.43595    $15.53932       89,553
    01/01/2014 to 12/31/2014.........  $15.53932    $15.76524       93,252
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $10.85871       15,539
    01/01/2011 to 12/31/2011.........  $10.85871    $10.56782       28,979
    01/01/2012 to 12/31/2012.........  $10.56782    $12.11316       59,322
    01/01/2013 to 12/31/2013.........  $12.11316    $16.21185       55,641
    01/01/2014 to 12/31/2014.........  $16.21185    $17.25380       83,631
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99826    $10.17946            0
    01/01/2013 to 12/31/2013.........  $10.17946    $13.40436        3,034
    01/01/2014 to 12/31/2014.........  $13.40436    $14.46368        1,843
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98852    $11.48881       21,125
    01/01/2011 to 12/31/2011.........  $11.48881    $10.85968       16,563
    01/01/2012 to 12/31/2012.........  $10.85968    $12.58860       32,066
    01/01/2013 to 12/31/2013.........  $12.58860    $16.31935       33,498
    01/01/2014 to 12/31/2014.........  $16.31935    $18.36824       31,639

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $ 9.83210        68,016
    01/01/2011 to 12/31/2011.........  $ 9.83210    $ 9.62805       130,445
    01/01/2012 to 12/31/2012.........  $ 9.62805    $ 9.42621       155,067
    01/01/2013 to 12/31/2013.........  $ 9.42621    $ 9.22821       198,123
    01/01/2014 to 12/31/2014.........  $ 9.22821    $ 9.03434       165,720
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99081    $11.22185        23,350
    01/01/2011 to 12/31/2011.........  $11.22185    $10.71360        49,052
    01/01/2012 to 12/31/2012.........  $10.71360    $12.28480        90,654
    01/01/2013 to 12/31/2013.........  $12.28480    $17.07924       100,251
    01/01/2014 to 12/31/2014.........  $17.07924    $19.10337       111,928
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02817    $10.06278         8,399
    01/01/2012 to 12/31/2012.........  $10.06278    $10.33112        29,471
    01/01/2013 to 12/31/2013.........  $10.33112    $ 9.82763        60,081
    01/01/2014 to 12/31/2014.........  $ 9.82763    $10.11671        36,432
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95855    $11.91048        48,483
    01/01/2011 to 12/31/2011.........  $11.91048    $11.85733        46,767
    01/01/2012 to 12/31/2012.........  $11.85733    $13.04531        71,398
    01/01/2013 to 12/31/2013.........  $13.04531    $16.93622        70,202
    01/01/2014 to 12/31/2014.........  $16.93622    $17.89683        63,205
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97268    $11.41452         6,289
    01/01/2011 to 04/29/2011.........  $11.41452    $12.78404             0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99826    $10.29169        97,976
    01/01/2013 to 12/31/2013.........  $10.29169    $11.98140       123,017
    01/01/2014 to 12/31/2014.........  $11.98140    $12.33254       167,860
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93873    $11.66195        84,926
    01/01/2011 to 12/31/2011.........  $11.66195    $ 9.10284        90,497
    01/01/2012 to 12/31/2012.........  $ 9.10284    $10.50918       143,486
    01/01/2013 to 12/31/2013.........  $10.50918    $10.31145       177,032
    01/01/2014 to 12/31/2014.........  $10.31145    $ 9.62209       173,301
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00768    $10.06943        52,634
    01/01/2011 to 12/31/2011.........  $10.06943    $10.07987        87,127
    01/01/2012 to 12/31/2012.........  $10.07987    $10.33107       107,653
    01/01/2013 to 12/31/2013.........  $10.33107    $ 9.89418        81,693
    01/01/2014 to 12/31/2014.........  $ 9.89418    $ 9.67708        75,778
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00660    $10.34172       542,883
    01/01/2011 to 12/31/2011.........  $10.34172    $10.44670       725,486
    01/01/2012 to 12/31/2012.........  $10.44670    $11.18028     1,202,300
    01/01/2013 to 12/31/2013.........  $11.18028    $10.74438     1,310,826
    01/01/2014 to 12/31/2014.........  $10.74438    $10.96377     1,221,686
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98922    $10.58499       861,017
    01/01/2011 to 12/31/2011.........  $10.58499    $10.46635     1,285,489
    01/01/2012 to 12/31/2012.........  $10.46635    $11.30921     1,905,620
    01/01/2013 to 12/31/2013.........  $11.30921    $12.09170     1,742,237
    01/01/2014 to 12/31/2014.........  $12.09170    $12.52144     1,620,577

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01818    $10.06267             0
    01/01/2012 to 12/31/2012.........  $10.06267    $10.55146        26,834
    01/01/2013 to 12/31/2013.........  $10.55146    $10.09089        23,433
    01/01/2014 to 12/31/2014.........  $10.09089    $10.47775        27,600
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96325    $11.49547       376,361
    01/01/2011 to 12/31/2011.........  $11.49547    $10.55499       757,177
    01/01/2012 to 12/31/2012.........  $10.55499    $11.66811     1,007,820
    01/01/2013 to 12/31/2013.........  $11.66811    $13.36799     1,072,370
    01/01/2014 to 12/31/2014.........  $13.36799    $14.29091     1,128,809
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $10.87869         5,467
    01/01/2011 to 12/31/2011.........  $10.87869    $11.01886        11,596
    01/01/2012 to 12/31/2012.........  $11.01886    $12.81560        21,851
    01/01/2013 to 12/31/2013.........  $12.81560    $16.61507        21,322
    01/01/2014 to 12/31/2014.........  $16.61507    $19.06605       112,723
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99826    $ 8.87255             0
    01/01/2012 to 12/31/2012.........  $ 8.87255    $ 9.82884             0
    01/01/2013 to 12/31/2013.........  $ 9.82884    $11.77773             0
    01/01/2014 to 12/31/2014.........  $11.77773    $12.27998             0
 AST RCM WORLD TRENDS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98731    $10.77337       409,386
    01/01/2011 to 12/31/2011.........  $10.77337    $10.35589       684,746
    01/01/2012 to 12/31/2012.........  $10.35589    $11.18047     1,280,409
    01/01/2013 to 12/31/2013.........  $11.18047    $12.30719     1,309,146
    01/01/2014 to 12/31/2014.........  $12.30719    $12.66800     1,274,882
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97751    $10.96058       500,697
    01/01/2011 to 12/31/2011.........  $10.96058    $10.47443       653,736
    01/01/2012 to 12/31/2012.........  $10.47443    $11.88484     1,045,311
    01/01/2013 to 12/31/2013.........  $11.88484    $13.73656     1,029,033
    01/01/2014 to 12/31/2014.........  $13.73656    $14.17862       978,037
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98214    $10.75257       579,333
    01/01/2011 to 12/31/2011.........  $10.75257    $10.17124       731,970
    01/01/2012 to 12/31/2012.........  $10.17124    $11.06628     1,046,899
    01/01/2013 to 12/31/2013.........  $11.06628    $12.39404     1,052,237
    01/01/2014 to 12/31/2014.........  $12.39404    $12.50220       923,831
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97159    $12.14387        23,445
    01/01/2011 to 12/31/2011.........  $12.14387    $10.33026        36,225
    01/01/2012 to 12/31/2012.........  $10.33026    $12.14309        52,355
    01/01/2013 to 12/31/2013.........  $12.14309    $16.73995        46,992
    01/01/2014 to 12/31/2014.........  $16.73995    $17.19813        46,415
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96064    $12.60328        13,391
    01/01/2011 to 12/31/2011.........  $12.60328    $12.21817        27,114
    01/01/2012 to 12/31/2012.........  $12.21817    $13.41755        46,297
    01/01/2013 to 12/31/2013.........  $13.41755    $17.75618        51,816
    01/01/2014 to 12/31/2014.........  $17.75618    $18.04719        47,606

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96407    $11.45416         7,722
    01/01/2011 to 12/31/2011.........  $11.45416    $10.54377        12,218
    01/01/2012 to 12/31/2012.........  $10.54377    $12.19664        18,498
    01/01/2013 to 12/31/2013.........  $12.19664    $16.40654        23,966
    01/01/2014 to 12/31/2014.........  $16.40654    $16.90814        21,016
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99195    $10.68099       707,216
    01/01/2011 to 12/31/2011.........  $10.68099    $10.66444     1,337,590
    01/01/2012 to 12/31/2012.........  $10.66444    $11.84920     2,328,321
    01/01/2013 to 12/31/2013.........  $11.84920    $13.55300     2,287,341
    01/01/2014 to 12/31/2014.........  $13.55300    $14.04852     2,188,310
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98560    $10.52650        56,818
    01/01/2011 to 12/31/2011.........  $10.52650    $10.13681        51,784
    01/01/2012 to 12/31/2012.........  $10.13681    $11.63543        84,564
    01/01/2013 to 12/31/2013.........  $11.63543    $14.77261        94,968
    01/01/2014 to 12/31/2014.........  $14.77261    $15.54229        98,115
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97083    $11.12457        55,153
    01/01/2011 to 12/31/2011.........  $11.12457    $10.70663        65,814
    01/01/2012 to 12/31/2012.........  $10.70663    $12.32438       225,910
    01/01/2013 to 12/31/2013.........  $12.32438    $17.37774       249,250
    01/01/2014 to 12/31/2014.........  $17.37774    $18.43263       200,200
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85951    $11.46379        53,809
    01/01/2011 to 12/31/2011.........  $11.46379    $ 9.54897        87,132
    01/01/2012 to 12/31/2012.........  $ 9.54897    $ 9.68622       145,906
    01/01/2013 to 12/31/2013.........  $ 9.68622    $10.94133       122,996
    01/01/2014 to 12/31/2014.........  $10.94133    $ 9.81585       142,333
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97994    $10.29998        29,703
    01/01/2011 to 12/31/2011.........  $10.29998    $10.49994        64,033
    01/01/2012 to 12/31/2012.........  $10.49994    $10.81629        82,860
    01/01/2013 to 12/31/2013.........  $10.81629    $10.19168        85,023
    01/01/2014 to 12/31/2014.........  $10.19168    $10.03320        77,196
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99826    $ 8.81016        83,306
    01/01/2012 to 12/31/2012.........  $ 8.81016    $ 9.57427       212,135
    01/01/2013 to 12/31/2013.........  $ 9.57427    $11.29515       518,800
    01/01/2014 to 12/31/2014.........  $11.29515    $11.66673       468,480
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $10.38898       105,724
    01/01/2011 to 12/31/2011.........  $10.38898    $10.78389       181,083
    01/01/2012 to 12/31/2012.........  $10.78389    $11.38606       240,075
    01/01/2013 to 12/31/2013.........  $11.38606    $10.98046       270,639
    01/01/2014 to 12/31/2014.........  $10.98046    $11.52347       360,966
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97078    $10.62883       617,891
    01/01/2011 to 12/31/2011.........  $10.62883    $10.23205       889,696
    01/01/2012 to 09/21/2012.........  $10.23205    $11.42516             0

* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT L SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

        ACCUMULATION UNIT VALUES: WITH HD GRO II OR GRO PLUS II (2.30%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96738    $10.76360      119,777
    01/01/2011 to 12/31/2011.........  $10.76360    $10.23677       63,270
    01/01/2012 to 12/31/2012.........  $10.23677    $11.25791       55,665
    01/01/2013 to 12/31/2013.........  $11.25791    $12.09609       51,239
    01/01/2014 to 12/31/2014.........  $12.09609    $12.26912       48,272
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97807    $10.86903      135,746
    01/01/2011 to 12/31/2011.........  $10.86903    $10.63140       97,104
    01/01/2012 to 12/31/2012.........  $10.63140    $11.80420       86,608
    01/01/2013 to 12/31/2013.........  $11.80420    $13.44221       53,339
    01/01/2014 to 12/31/2014.........  $13.44221    $13.93521       61,095
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00660    $10.76424        1,802
    01/01/2011 to 12/31/2011.........  $10.76424    $10.89267        1,502
    01/01/2012 to 05/04/2012.........  $10.89267    $11.80858            0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98834    $10.72203      264,599
    01/01/2011 to 12/31/2011.........  $10.72203    $10.34844      228,689
    01/01/2012 to 12/31/2012.........  $10.34844    $11.37141      207,751
    01/01/2013 to 12/31/2013.........  $11.37141    $13.07048      142,794
    01/01/2014 to 12/31/2014.........  $13.07048    $13.60269      163,330
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99809    $ 9.12620            0
    01/01/2012 to 12/31/2012.........  $ 9.12620    $ 9.97667            0
    01/01/2013 to 12/31/2013.........  $ 9.97667    $10.80518        1,041
    01/01/2014 to 12/31/2014.........  $10.80518    $11.07340            0
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99809    $10.45288          508
    01/01/2014 to 12/31/2014.........  $10.45288    $10.57783        2,013
 AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.55604        4,400
    01/01/2011 to 12/31/2011.........  $10.55604    $11.49032      558,066
    01/01/2012 to 12/31/2012.........  $11.49032    $11.80030      530,733
    01/01/2013 to 12/31/2013.........  $11.80030    $11.29161      346,966
    01/01/2014 to 12/31/2014.........  $11.29161    $11.18955      265,948
 AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010.........  $10.00679    $10.59877            0
    01/01/2011 to 12/31/2011.........  $10.59877    $11.76169      615,430
    01/01/2012 to 12/31/2012.........  $11.76169    $12.14766      703,996
    01/01/2013 to 12/31/2013.........  $12.14766    $11.49527      736,638
    01/01/2014 to 12/31/2014.........  $11.49527    $11.52978      666,603
 AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.60163            0
    01/01/2011 to 12/31/2011.........  $10.60163    $12.01278            0
    01/01/2012 to 12/31/2012.........  $12.01278    $12.42372       53,846
    01/01/2013 to 12/31/2013.........  $12.42372    $11.55152       32,333
    01/01/2014 to 12/31/2014.........  $11.55152    $11.76707       14,700

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010.........  $10.00891    $10.63229            0
    01/01/2011 to 12/31/2011.........  $10.63229    $12.32822          201
    01/01/2012 to 12/31/2012.........  $12.32822    $12.80538            0
    01/01/2013 to 12/31/2013.........  $12.80538    $11.69563      158,506
    01/01/2014 to 12/31/2014.........  $11.69563    $12.13039       99,469
 AST BOND PORTFOLIO 2021
    03/15/2010 to 12/31/2010.........  $10.00784    $10.73369            0
    01/01/2011 to 12/31/2011.........  $10.73369    $12.61630      453,232
    01/01/2012 to 12/31/2012.........  $12.61630    $13.16317      428,448
    01/01/2013 to 12/31/2013.........  $13.16317    $11.96003      204,525
    01/01/2014 to 12/31/2014.........  $11.96003    $12.58253      323,814
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99809    $11.95962       94,051
    01/01/2012 to 12/31/2012.........  $11.95962    $12.36732      176,446
    01/01/2013 to 12/31/2013.........  $12.36732    $10.90536      130,875
    01/01/2014 to 12/31/2014.........  $10.90536    $11.75937       72,368
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99746    $10.34590       30,847
    01/01/2013 to 12/31/2013.........  $10.34590    $ 9.07699      519,876
    01/01/2014 to 12/31/2014.........  $ 9.07699    $ 9.98740      189,047
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99873    $ 8.70488       98,535
    01/01/2014 to 12/31/2014.........  $ 8.70488    $ 9.74562      106,037
 AST BOND PORTFOLIO 2025
    01/02/2014* to 12/31/2014........  $ 9.99873    $11.24540       23,476
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97125    $10.53223        7,561
    01/01/2011 to 12/31/2011.........  $10.53223    $ 9.68613        4,803
    01/01/2012 to 12/31/2012.........  $ 9.68613    $10.71530        3,915
    01/01/2013 to 12/31/2013.........  $10.71530    $13.75930        1,502
    01/01/2014 to 12/31/2014.........  $13.75930    $14.82283        1,419
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97725    $10.80239      305,283
    01/01/2011 to 12/31/2011.........  $10.80239    $10.29819      176,110
    01/01/2012 to 12/31/2012.........  $10.29819    $11.44169      156,027
    01/01/2013 to 12/31/2013.........  $11.44169    $13.71394      114,823
    01/01/2014 to 12/31/2014.........  $13.71394    $14.33579      103,446
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99809    $11.59720            0
    01/01/2014 to 12/31/2014.........  $11.59720    $12.87257        1,247
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95948    $11.75243        3,756
    01/01/2011 to 12/31/2011.........  $11.75243    $12.23924        3,216
    01/01/2012 to 12/31/2012.........  $12.23924    $13.79249        3,016
    01/01/2013 to 12/31/2013.........  $13.79249    $13.89752        2,176
    01/01/2014 to 12/31/2014.........  $13.89752    $17.77560        2,671
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99809    $ 9.64568        3,635
    01/01/2014 to 12/31/2014.........  $ 9.64568    $ 9.90467       27,011

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97557    $10.98381      112,953
    01/01/2011 to 12/31/2011.........  $10.98381    $10.57010       94,586
    01/01/2012 to 12/31/2012.........  $10.57010    $11.42496       80,938
    01/01/2013 to 12/31/2013.........  $11.42496    $12.80989       51,012
    01/01/2014 to 12/31/2014.........  $12.80989    $12.90966       55,467
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.85057       41,534
    01/01/2011 to 12/31/2011.........  $10.85057    $10.33928       30,417
    01/01/2012 to 12/31/2012.........  $10.33928    $11.47849       24,505
    01/01/2013 to 12/31/2013.........  $11.47849    $13.37038       27,175
    01/01/2014 to 12/31/2014.........  $13.37038    $13.80990       26,655
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99809    $10.69999      194,984
    01/01/2013 to 12/31/2013.........  $10.69999    $13.01231      144,927
    01/01/2014 to 12/31/2014.........  $13.01231    $13.11702      138,990
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99809    $10.76783       11,011
    01/01/2014 to 12/31/2014.........  $10.76783    $10.78945       12,284
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96976    $11.51275        2,506
    01/01/2011 to 12/31/2011.........  $11.51275    $10.68145        1,555
    01/01/2012 to 12/31/2012.........  $10.68145    $13.23265        1,841
    01/01/2013 to 12/31/2013.........  $13.23265    $13.49041        1,334
    01/01/2014 to 12/31/2014.........  $13.49041    $15.01538          714
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01809    $10.75038        1,700
    01/01/2011 to 12/31/2011.........  $10.75038    $10.08777        2,218
    01/01/2012 to 12/31/2012.........  $10.08777    $11.80336        2,264
    01/01/2013 to 12/31/2013.........  $11.80336    $14.96141        1,855
    01/01/2014 to 02/07/2014.........  $14.96141    $14.70842            0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99134    $10.73491       19,275
    01/01/2011 to 12/31/2011.........  $10.73491    $ 9.90949        7,044
    01/01/2012 to 12/31/2012.........  $ 9.90949    $11.58529        6,111
    01/01/2013 to 12/31/2013.........  $11.58529    $15.11560        4,472
    01/01/2014 to 12/31/2014.........  $15.11560    $16.70734        6,548
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01941    $11.38383        9,315
    01/01/2011 to 12/31/2011.........  $11.38383    $10.79120        4,713
    01/01/2012 to 12/31/2012.........  $10.79120    $12.61054        3,989
    01/01/2013 to 12/31/2013.........  $12.61054    $16.28679        3,482
    01/01/2014 to 12/31/2014.........  $16.28679    $17.74638        3,516
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98783    $10.67177       54,102
    01/01/2011 to 12/31/2011.........  $10.67177    $10.37382       28,997
    01/01/2012 to 12/31/2012.........  $10.37382    $11.16148       27,954
    01/01/2013 to 12/31/2013.........  $11.16148    $11.97581       28,338
    01/01/2014 to 12/31/2014.........  $11.97581    $12.17331       29,066
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96472    $11.45866        7,737
    01/01/2011 to 12/31/2011.........  $11.45866    $11.34127        3,541
    01/01/2012 to 12/31/2012.........  $11.34127    $12.81851        3,365
    01/01/2013 to 12/31/2013.........  $12.81851    $17.38469        3,166
    01/01/2014 to 12/31/2014.........  $17.38469    $18.20742        3,565

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98570    $10.63879        6,319
    01/01/2011 to 12/31/2011.........  $10.63879    $10.34328        2,009
    01/01/2012 to 12/31/2012.........  $10.34328    $11.45924        2,026
    01/01/2013 to 12/31/2013.........  $11.45924    $15.07276        3,976
    01/01/2014 to 12/31/2014.........  $15.07276    $14.95546        4,526
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98406    $10.73309        6,489
    01/01/2011 to 12/31/2011.........  $10.73309    $10.81948        5,584
    01/01/2012 to 12/31/2012.........  $10.81948    $12.03683        5,190
    01/01/2013 to 12/31/2013.........  $12.03683    $12.60442        3,175
    01/01/2014 to 12/31/2014.........  $12.60442    $12.62960        4,130
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92892    $11.22607        7,047
    01/01/2011 to 12/31/2011.........  $11.22607    $ 9.55062        3,231
    01/01/2012 to 12/31/2012.........  $ 9.55062    $11.23108        2,698
    01/01/2013 to 12/31/2013.........  $11.23108    $13.06392        4,061
    01/01/2014 to 12/31/2014.........  $13.06392    $12.05820        3,525
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92879    $10.76596        1,863
    01/01/2011 to 12/31/2011.........  $10.76596    $ 9.19856        5,339
    01/01/2012 to 12/31/2012.........  $ 9.19856    $10.48534        3,699
    01/01/2013 to 12/31/2013.........  $10.48534    $12.23853        2,133
    01/01/2014 to 12/31/2014.........  $12.23853    $11.15543        1,329
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97632    $10.84209       16,667
    01/01/2011 to 12/31/2011.........  $10.84209    $10.53278       11,827
    01/01/2012 to 12/31/2012.........  $10.53278    $11.68784       11,711
    01/01/2013 to 12/31/2013.........  $11.68784    $13.27832        9,914
    01/01/2014 to 12/31/2014.........  $13.27832    $13.79866        8,888
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92144    $10.52888        1,727
    01/01/2011 to 12/31/2011.........  $10.52888    $ 9.34567          795
    01/01/2012 to 12/31/2012.........  $ 9.34567    $11.13086          623
    01/01/2013 to 12/31/2013.........  $11.13086    $12.54532        2,181
    01/01/2014 to 12/31/2014.........  $12.54532    $11.47656        3,018
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.55869       81,043
    01/01/2011 to 12/31/2011.........  $10.55869    $10.34036       58,277
    01/01/2012 to 12/31/2012.........  $10.34036    $11.18508       55,380
    01/01/2013 to 12/31/2013.........  $11.18508    $12.13349       26,826
    01/01/2014 to 12/31/2014.........  $12.13349    $12.50029       33,624
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97094    $10.74695          200
    01/01/2011 to 12/31/2011.........  $10.74695    $10.56966        2,545
    01/01/2012 to 12/31/2012.........  $10.56966    $11.89459        2,286
    01/01/2013 to 12/31/2013.........  $11.89459    $15.86218          877
    01/01/2014 to 12/31/2014.........  $15.86218    $16.97024        1,375
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99007    $10.58960          213
    01/01/2011 to 12/31/2011.........  $10.58960    $ 9.91346           98
    01/01/2012 to 12/31/2012.........  $ 9.91346    $11.32062          123
    01/01/2013 to 12/31/2013.........  $11.32062    $15.46916        1,828
    01/01/2014 to 12/31/2014.........  $15.46916    $17.19095          768

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99219    $11.27468       16,118
    01/01/2011 to 12/31/2011.........  $11.27468    $10.91510        5,251
    01/01/2012 to 12/31/2012.........  $10.91510    $11.97169        4,493
    01/01/2013 to 12/31/2013.........  $11.97169    $15.97874        2,669
    01/01/2014 to 12/31/2014.........  $15.97874    $17.26455        5,812
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98826    $10.79204        2,161
    01/01/2011 to 12/31/2011.........  $10.79204    $11.61675          918
    01/01/2012 to 12/31/2012.........  $11.61675    $12.02209        2,209
    01/01/2013 to 12/31/2013.........  $12.02209    $11.51061        9,706
    01/01/2014 to 12/31/2014.........  $11.51061    $11.96438       10,316
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98722    $10.86514        5,725
    01/01/2011 to 12/31/2011.........  $10.86514    $10.28312        2,065
    01/01/2012 to 12/31/2012.........  $10.28312    $12.36479        1,446
    01/01/2013 to 12/31/2013.........  $12.36479    $15.41885        6,180
    01/01/2014 to 12/31/2014.........  $15.41885    $15.61113        7,705
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.84075        1,029
    01/01/2011 to 12/31/2011.........  $10.84075    $10.52884          406
    01/01/2012 to 12/31/2012.........  $10.52884    $12.04371          872
    01/01/2013 to 12/31/2013.........  $12.04371    $16.08596        1,935
    01/01/2014 to 12/31/2014.........  $16.08596    $17.08490          951
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99809    $10.17167            0
    01/01/2013 to 12/31/2013.........  $10.17167    $13.36678        4,054
    01/01/2014 to 12/31/2014.........  $13.36678    $14.39378        4,257
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98835    $11.46980        4,759
    01/01/2011 to 12/31/2011.........  $11.46980    $10.81966        3,066
    01/01/2012 to 12/31/2012.........  $10.81966    $12.51658        2,660
    01/01/2013 to 12/31/2013.........  $12.51658    $16.19288        2,359
    01/01/2014 to 12/31/2014.........  $16.19288    $18.18867        1,095
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $ 9.81590            0
    01/01/2011 to 12/31/2011.........  $ 9.81590    $ 9.59256        2,518
    01/01/2012 to 12/31/2012.........  $ 9.59256    $ 9.37229          144
    01/01/2013 to 12/31/2013.........  $ 9.37229    $ 9.15665           12
    01/01/2014 to 12/31/2014.........  $ 9.15665    $ 8.94614           12
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99064    $11.20328        6,181
    01/01/2011 to 12/31/2011.........  $11.20328    $10.67411        2,275
    01/01/2012 to 12/31/2012.........  $10.67411    $12.21442        1,637
    01/01/2013 to 12/31/2013.........  $12.21442    $16.94666        3,127
    01/01/2014 to 12/31/2014.........  $16.94666    $18.91641        3,419
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02800    $10.05926            0
    01/01/2012 to 12/31/2012.........  $10.05926    $10.30632            0
    01/01/2013 to 12/31/2013.........  $10.30632    $ 9.78401          661
    01/01/2014 to 12/31/2014.........  $ 9.78401    $10.05132        2,286
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95838    $11.89091          383
    01/01/2011 to 12/31/2011.........  $11.89091    $11.81371          202
    01/01/2012 to 12/31/2012.........  $11.81371    $12.97081          503
    01/01/2013 to 12/31/2013.........  $12.97081    $16.80520        2,099
    01/01/2014 to 12/31/2014.........  $16.80520    $17.72217        2,648

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97251    $11.39598        2,247
    01/01/2011 to 04/29/2011.........  $11.39598    $12.75479            0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99809    $10.27736        1,469
    01/01/2013 to 12/31/2013.........  $10.27736    $11.94018          519
    01/01/2014 to 12/31/2014.........  $11.94018    $12.26499          674
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93856    $11.64283       16,639
    01/01/2011 to 12/31/2011.........  $11.64283    $ 9.06934        8,350
    01/01/2012 to 12/31/2012.........  $ 9.06934    $10.44909        5,713
    01/01/2013 to 12/31/2013.........  $10.44909    $10.23152        4,948
    01/01/2014 to 12/31/2014.........  $10.23152    $ 9.52798        6,624
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00751    $10.05274          998
    01/01/2011 to 12/31/2011.........  $10.05274    $10.04285        1,989
    01/01/2012 to 12/31/2012.........  $10.04285    $10.27228          569
    01/01/2013 to 12/31/2013.........  $10.27228    $ 9.81790           20
    01/01/2014 to 12/31/2014.........  $ 9.81790    $ 9.58291          143
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00643    $10.32475      156,041
    01/01/2011 to 12/31/2011.........  $10.32475    $10.40836      103,225
    01/01/2012 to 12/31/2012.........  $10.40836    $11.11653       98,464
    01/01/2013 to 12/31/2013.........  $11.11653    $10.66129       62,675
    01/01/2014 to 12/31/2014.........  $10.66129    $10.85686       52,098
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98905    $10.56757      139,048
    01/01/2011 to 12/31/2011.........  $10.56757    $10.42777      129,216
    01/01/2012 to 12/31/2012.........  $10.42777    $11.24445      115,507
    01/01/2013 to 12/31/2013.........  $11.24445    $11.99793       76,347
    01/01/2014 to 12/31/2014.........  $11.99793    $12.39894       73,702
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01801    $10.05915            0
    01/01/2012 to 12/31/2012.........  $10.05915    $10.52610          274
    01/01/2013 to 12/31/2013.........  $10.52610    $10.04606          226
    01/01/2014 to 12/31/2014.........  $10.04606    $10.40988          375
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96308    $11.47648       70,900
    01/01/2011 to 12/31/2011.........  $11.47648    $10.51610       58,001
    01/01/2012 to 12/31/2012.........  $10.51610    $11.60136       48,000
    01/01/2013 to 12/31/2013.........  $11.60136    $13.26440       31,773
    01/01/2014 to 12/31/2014.........  $13.26440    $14.15124       29,572
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.86080        1,459
    01/01/2011 to 12/31/2011.........  $10.86080    $10.97830          513
    01/01/2012 to 12/31/2012.........  $10.97830    $12.74231          617
    01/01/2013 to 12/31/2013.........  $12.74231    $16.48642          484
    01/01/2014 to 12/31/2014.........  $16.48642    $18.87993          889
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99809    $ 8.86034            0
    01/01/2012 to 12/31/2012.........  $ 8.86034    $ 9.79521            0
    01/01/2013 to 12/31/2013.........  $ 9.79521    $11.71340            0
    01/01/2014 to 12/31/2014.........  $11.71340    $12.18789            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST RCM WORLD TRENDS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98715    $10.75566       87,015
    01/01/2011 to 12/31/2011.........  $10.75566    $10.31779       60,253
    01/01/2012 to 12/31/2012.........  $10.31779    $11.11657       51,711
    01/01/2013 to 12/31/2013.........  $11.11657    $12.21187       25,527
    01/01/2014 to 12/31/2014.........  $12.21187    $12.54429       25,272
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97734    $10.94264       58,803
    01/01/2011 to 12/31/2011.........  $10.94264    $10.43605       39,597
    01/01/2012 to 12/31/2012.........  $10.43605    $11.81699       37,013
    01/01/2013 to 12/31/2013.........  $11.81699    $13.63029       40,325
    01/01/2014 to 12/31/2014.........  $13.63029    $14.04024       35,993
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98197    $10.73491       87,020
    01/01/2011 to 12/31/2011.........  $10.73491    $10.13379       51,589
    01/01/2012 to 12/31/2012.........  $10.13379    $11.00305       44,799
    01/01/2013 to 12/31/2013.........  $11.00305    $12.29802       29,385
    01/01/2014 to 12/31/2014.........  $12.29802    $12.37990       28,380
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97142    $12.12383       10,502
    01/01/2011 to 12/31/2011.........  $12.12383    $10.29217        4,152
    01/01/2012 to 12/31/2012.........  $10.29217    $12.07351        2,799
    01/01/2013 to 12/31/2013.........  $12.07351    $16.61005        4,124
    01/01/2014 to 12/31/2014.........  $16.61005    $17.02978        4,056
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96047    $12.58259        2,465
    01/01/2011 to 12/31/2011.........  $12.58259    $12.17325        1,253
    01/01/2012 to 12/31/2012.........  $12.17325    $13.34082        1,199
    01/01/2013 to 12/31/2013.........  $13.34082    $17.61871        1,062
    01/01/2014 to 12/31/2014.........  $17.61871    $17.87086          740
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96390    $11.43543        8,353
    01/01/2011 to 12/31/2011.........  $11.43543    $10.50502        3,409
    01/01/2012 to 12/31/2012.........  $10.50502    $12.12694        1,679
    01/01/2013 to 12/31/2013.........  $12.12694    $16.27955        2,040
    01/01/2014 to 12/31/2014.........  $16.27955    $16.74311          791
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99178    $10.66346      208,319
    01/01/2011 to 12/31/2011.........  $10.66346    $10.62519      165,177
    01/01/2012 to 12/31/2012.........  $10.62519    $11.78150      144,219
    01/01/2013 to 12/31/2013.........  $11.78150    $13.44819       97,500
    01/01/2014 to 12/31/2014.........  $13.44819    $13.91148      161,911
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98543    $10.50910          387
    01/01/2011 to 12/31/2011.........  $10.50910    $10.09939        2,468
    01/01/2012 to 12/31/2012.........  $10.09939    $11.56886        2,516
    01/01/2013 to 12/31/2013.........  $11.56886    $14.65825        1,928
    01/01/2014 to 12/31/2014.........  $14.65825    $15.39059        1,248
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97067    $11.10634        5,389
    01/01/2011 to 12/31/2011.........  $11.10634    $10.66740        4,065
    01/01/2012 to 12/31/2012.........  $10.66740    $12.25406        4,144
    01/01/2013 to 12/31/2013.........  $12.25406    $17.24330       10,934
    01/01/2014 to 12/31/2014.........  $17.24330    $18.25254       10,955

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85934    $11.44494       14,797
    01/01/2011 to 12/31/2011.........  $11.44494    $ 9.51383        5,957
    01/01/2012 to 12/31/2012.........  $ 9.51383    $ 9.63079        7,755
    01/01/2013 to 12/31/2013.........  $ 9.63079    $10.85645        2,786
    01/01/2014 to 12/31/2014.........  $10.85645    $ 9.71986        2,894
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97977    $10.28297        9,851
    01/01/2011 to 12/31/2011.........  $10.28297    $10.46127        3,825
    01/01/2012 to 12/31/2012.........  $10.46127    $10.75435        3,526
    01/01/2013 to 12/31/2013.........  $10.75435    $10.11257        1,285
    01/01/2014 to 12/31/2014.........  $10.11257    $ 9.93498        1,058
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99809    $ 8.79804            0
    01/01/2012 to 12/31/2012.........  $ 8.79804    $ 9.54156            0
    01/01/2013 to 12/31/2013.........  $ 9.54156    $11.23346       12,837
    01/01/2014 to 12/31/2014.........  $11.23346    $11.57925       29,414
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.37188       42,644
    01/01/2011 to 12/31/2011.........  $10.37188    $10.74432       31,852
    01/01/2012 to 12/31/2012.........  $10.74432    $11.32108       32,220
    01/01/2013 to 12/31/2013.........  $11.32108    $10.89550       35,623
    01/01/2014 to 12/31/2014.........  $10.89550    $11.41109       38,785
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97062    $10.61120      325,521
    01/01/2011 to 12/31/2011.........  $10.61120    $10.19426      212,708
    01/01/2012 to 09/21/2012.........  $10.19426    $11.36598            0

* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT C SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

                  ACCUMULATION UNIT VALUES: WITH HAV (2.15%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96751    $10.77691       12,165
    01/01/2011 to 12/31/2011.........  $10.77691    $10.26518       33,960
    01/01/2012 to 12/31/2012.........  $10.26518    $11.30635       41,027
    01/01/2013 to 12/31/2013.........  $11.30635    $12.16672       42,309
    01/01/2014 to 12/31/2014.........  $12.16672    $12.35971       40,207
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97819    $10.88255       15,615
    01/01/2011 to 12/31/2011.........  $10.88255    $10.66087       23,701
    01/01/2012 to 12/31/2012.........  $10.66087    $11.85511       44,620
    01/01/2013 to 12/31/2013.........  $11.85511    $13.52094       47,975
    01/01/2014 to 12/31/2014.........  $13.52094    $14.03839       42,765
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00672    $10.77766            0
    01/01/2011 to 12/31/2011.........  $10.77766    $10.92296        1,310
    01/01/2012 to 05/04/2012.........  $10.92296    $11.84767            0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98847    $10.73529       22,804
    01/01/2011 to 12/31/2011.........  $10.73529    $10.37714       65,338
    01/01/2012 to 12/31/2012.........  $10.37714    $11.42035      101,566
    01/01/2013 to 12/31/2013.........  $11.42035    $13.14696      103,050
    01/01/2014 to 12/31/2014.........  $13.14696    $13.70336       93,217
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99821    $ 9.13559        8,230
    01/01/2012 to 12/31/2012.........  $ 9.13559    $10.00229       30,700
    01/01/2013 to 12/31/2013.........  $10.00229    $10.84949       34,301
    01/01/2014 to 12/31/2014.........  $10.84949    $11.13593       34,529
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99821    $10.46377            0
    01/01/2014 to 12/31/2014.........  $10.46377    $10.60515            0
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97138    $10.54520            0
    01/01/2011 to 12/31/2011.........  $10.54520    $ 9.71297           27
    01/01/2012 to 12/31/2012.........  $ 9.71297    $10.76152           27
    01/01/2013 to 12/31/2013.........  $10.76152    $13.83998          483
    01/01/2014 to 12/31/2014.........  $13.83998    $14.93260          393
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97738    $10.81582        2,858
    01/01/2011 to 12/31/2011.........  $10.81582    $10.32683        9,464
    01/01/2012 to 12/31/2012.........  $10.32683    $11.49108       67,619
    01/01/2013 to 12/31/2013.........  $11.49108    $13.79435       61,281
    01/01/2014 to 12/31/2014.........  $13.79435    $14.44190       58,348
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99821    $11.61237            0
    01/01/2014 to 12/31/2014.........  $11.61237    $12.90918        4,004

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95960    $11.76700            0
    01/01/2011 to 12/31/2011.........  $11.76700    $12.27331        1,698
    01/01/2012 to 12/31/2012.........  $12.27331    $13.85220        3,794
    01/01/2013 to 12/31/2013.........  $13.85220    $13.97911        5,032
    01/01/2014 to 12/31/2014.........  $13.97911    $17.90735        4,163
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99821    $ 9.65582            0
    01/01/2014 to 12/31/2014.........  $ 9.65582    $ 9.93036            0
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97569    $10.99750       22,623
    01/01/2011 to 12/31/2011.........  $10.99750    $10.59953       71,546
    01/01/2012 to 12/31/2012.........  $10.59953    $11.47432      112,590
    01/01/2013 to 12/31/2013.........  $11.47432    $12.88499      107,853
    01/01/2014 to 12/31/2014.........  $12.88499    $13.00531       95,314
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99821    $10.86404       12,709
    01/01/2011 to 12/31/2011.........  $10.86404    $10.36809       10,915
    01/01/2012 to 12/31/2012.........  $10.36809    $11.52813       21,837
    01/01/2013 to 12/31/2013.........  $11.52813    $13.44889       28,159
    01/01/2014 to 12/31/2014.........  $13.44889    $13.91233       26,965
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99822    $10.71117       47,647
    01/01/2013 to 12/31/2013.........  $10.71117    $13.04593       50,315
    01/01/2014 to 12/31/2014.........  $13.04593    $13.17114       49,927
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99821    $10.77906            0
    01/01/2014 to 12/31/2014.........  $10.77906    $10.81721            0
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96989    $11.52688            0
    01/01/2011 to 12/31/2011.........  $11.52688    $10.71105           24
    01/01/2012 to 12/31/2012.........  $10.71105    $13.28970        3,622
    01/01/2013 to 12/31/2013.........  $13.28970    $13.56937        4,906
    01/01/2014 to 12/31/2014.........  $13.56937    $15.12643          180
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01821    $10.76370            0
    01/01/2011 to 12/31/2011.........  $10.76370    $10.11579           25
    01/01/2012 to 12/31/2012.........  $10.11579    $11.85431        3,320
    01/01/2013 to 12/31/2013.........  $11.85431    $15.04922        3,609
    01/01/2014 to 02/07/2014.........  $15.04922    $14.79713            0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99146    $10.74807            0
    01/01/2011 to 12/31/2011.........  $10.74807    $ 9.93692          490
    01/01/2012 to 12/31/2012.........  $ 9.93692    $11.63517        3,443
    01/01/2013 to 12/31/2013.........  $11.63517    $15.20399        3,858
    01/01/2014 to 12/31/2014.........  $15.20399    $16.83091        3,098
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01954    $11.39805        1,286
    01/01/2011 to 12/31/2011.........  $11.39805    $10.82130        1,298
    01/01/2012 to 12/31/2012.........  $10.82130    $12.66509        4,379
    01/01/2013 to 12/31/2013.........  $12.66509    $16.38245        3,802
    01/01/2014 to 12/31/2014.........  $16.38245    $17.87799        2,189

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98796    $10.68489          307
    01/01/2011 to 12/31/2011.........  $10.68489    $10.40258        3,361
    01/01/2012 to 12/31/2012.........  $10.40258    $11.20961        3,391
    01/01/2013 to 12/31/2013.........  $11.20961    $12.04591        3,339
    01/01/2014 to 12/31/2014.........  $12.04591    $12.26323        3,274
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96484    $11.47291        1,096
    01/01/2011 to 12/31/2011.........  $11.47291    $11.37278        1,639
    01/01/2012 to 12/31/2012.........  $11.37278    $12.87387        3,041
    01/01/2013 to 12/31/2013.........  $12.87387    $17.48643        2,655
    01/01/2014 to 12/31/2014.........  $17.48643    $18.34207          930
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98582    $10.65197            0
    01/01/2011 to 12/31/2011.........  $10.65197    $10.37192        1,780
    01/01/2012 to 12/31/2012.........  $10.37192    $11.50870        3,823
    01/01/2013 to 12/31/2013.........  $11.50870    $15.16117        5,328
    01/01/2014 to 12/31/2014.........  $15.16117    $15.06632        5,470
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98419    $10.74637            0
    01/01/2011 to 12/31/2011.........  $10.74637    $10.84929        4,451
    01/01/2012 to 12/31/2012.........  $10.84929    $12.08858        9,069
    01/01/2013 to 12/31/2013.........  $12.08858    $12.67807        9,225
    01/01/2014 to 12/31/2014.........  $12.67807    $12.72290        9,258
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92904    $11.23996        1,135
    01/01/2011 to 12/31/2011.........  $11.23996    $ 9.57716          860
    01/01/2012 to 12/31/2012.........  $ 9.57716    $11.27953        1,128
    01/01/2013 to 12/31/2013.........  $11.27953    $13.14034        1,076
    01/01/2014 to 12/31/2014.........  $13.14034    $12.14739        1,194
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92891    $10.77933            0
    01/01/2011 to 12/31/2011.........  $10.77933    $ 9.22411          720
    01/01/2012 to 12/31/2012.........  $ 9.22411    $10.53073        1,793
    01/01/2013 to 12/31/2013.........  $10.53073    $12.31033        2,938
    01/01/2014 to 12/31/2014.........  $12.31033    $11.23806        3,191
 AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00644    $10.58415            0
    01/01/2011 to 12/31/2011.........  $10.58415    $11.64591       99,914
    01/01/2012 to 12/31/2012.........  $11.64591    $12.46651       35,478
    01/01/2013 to 12/31/2013.........  $12.46651    $11.81025       17,063
    01/01/2014 to 12/31/2014.........  $11.81025    $12.33407       21,139
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97645    $10.85561        2,136
    01/01/2011 to 12/31/2011.........  $10.85561    $10.56202        1,549
    01/01/2012 to 12/31/2012.........  $10.56202    $11.73841        5,377
    01/01/2013 to 12/31/2013.........  $11.73841    $13.35620        5,990
    01/01/2014 to 12/31/2014.........  $13.35620    $13.90077        5,011
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92157    $10.54174        2,500
    01/01/2011 to 12/31/2011.........  $10.54174    $ 9.37150        1,084
    01/01/2012 to 12/31/2012.........  $ 9.37150    $11.17875        1,083
    01/01/2013 to 12/31/2013.........  $11.17875    $12.61883          999
    01/01/2014 to 12/31/2014.........  $12.61883    $11.56154        1,069

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99821    $10.57174        3,188
    01/01/2011 to 12/31/2011.........  $10.57174    $10.36895        8,634
    01/01/2012 to 12/31/2012.........  $10.36895    $11.23332       10,235
    01/01/2013 to 12/31/2013.........  $11.23332    $12.20458        9,357
    01/01/2014 to 12/31/2014.........  $12.20458    $12.59292        6,405
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97106    $10.76026            0
    01/01/2011 to 12/31/2011.........  $10.76026    $10.59897          341
    01/01/2012 to 12/31/2012.........  $10.59897    $11.94582          650
    01/01/2013 to 12/31/2013.........  $11.94582    $15.95494          579
    01/01/2014 to 12/31/2014.........  $15.95494    $17.09580          531
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99020    $10.60265        1,193
    01/01/2011 to 12/31/2011.........  $10.60265    $ 9.94093           13
    01/01/2012 to 12/31/2012.........  $ 9.94093    $11.36943          169
    01/01/2013 to 12/31/2013.........  $11.36943    $15.55961          138
    01/01/2014 to 12/31/2014.........  $15.55961    $17.31807          121
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99232    $11.28865            0
    01/01/2011 to 12/31/2011.........  $11.28865    $10.94541          439
    01/01/2012 to 12/31/2012.........  $10.94541    $12.02352          587
    01/01/2013 to 12/31/2013.........  $12.02352    $16.07255          733
    01/01/2014 to 12/31/2014.........  $16.07255    $17.39250        3,415
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98839    $10.80526       14,466
    01/01/2011 to 12/31/2011.........  $10.80526    $11.64879       15,058
    01/01/2012 to 12/31/2012.........  $11.64879    $12.07382       15,557
    01/01/2013 to 12/31/2013.........  $12.07382    $11.57800       13,729
    01/01/2014 to 12/31/2014.........  $11.57800    $12.05291       12,455
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98734    $10.87856            0
    01/01/2011 to 12/31/2011.........  $10.87856    $10.31155           25
    01/01/2012 to 12/31/2012.........  $10.31155    $12.41801           24
    01/01/2013 to 12/31/2013.........  $12.41801    $15.50888           23
    01/01/2014 to 12/31/2014.........  $15.50888    $15.72646           23
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99821    $10.85427            0
    01/01/2011 to 12/31/2011.........  $10.85427    $10.55815           24
    01/01/2012 to 12/31/2012.........  $10.55815    $12.09583          276
    01/01/2013 to 12/31/2013.........  $12.09583    $16.18042          231
    01/01/2014 to 12/31/2014.........  $16.18042    $17.21163          338
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99822    $10.17752            0
    01/01/2013 to 12/31/2013.........  $10.17752    $13.39500            0
    01/01/2014 to 12/31/2014.........  $13.39500    $14.44620            0
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98848    $11.48400            0
    01/01/2011 to 12/31/2011.........  $11.48400    $10.84971          850
    01/01/2012 to 12/31/2012.........  $10.84971    $12.57064        1,729
    01/01/2013 to 12/31/2013.........  $12.57064    $16.28775        2,459
    01/01/2014 to 12/31/2014.........  $16.28775    $18.32341        2,121

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99822    $ 9.82805        1,287
    01/01/2011 to 12/31/2011.........  $ 9.82805    $ 9.61919        1,332
    01/01/2012 to 12/31/2012.........  $ 9.61919    $ 9.41308            0
    01/01/2013 to 12/31/2013.........  $ 9.41308    $ 9.21068            0
    01/01/2014 to 12/31/2014.........  $ 9.21068    $ 9.01260            0
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99077    $11.21717        1,144
    01/01/2011 to 12/31/2011.........  $11.21717    $10.70359        1,141
    01/01/2012 to 12/31/2012.........  $10.70359    $12.26702        1,330
    01/01/2013 to 12/31/2013.........  $12.26702    $17.04575        1,722
    01/01/2014 to 12/31/2014.........  $17.04575    $19.05619          772
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02812    $10.06193            0
    01/01/2012 to 12/31/2012.........  $10.06193    $10.32505          173
    01/01/2013 to 12/31/2013.........  $10.32505    $ 9.81689          203
    01/01/2014 to 12/31/2014.........  $ 9.81689    $10.10066            0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95851    $11.90567            0
    01/01/2011 to 12/31/2011.........  $11.90567    $11.84656        1,193
    01/01/2012 to 12/31/2012.........  $11.84656    $13.02686        1,450
    01/01/2013 to 12/31/2013.........  $13.02686    $16.90375        1,549
    01/01/2014 to 12/31/2014.........  $16.90375    $17.85356          577
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97264    $11.40989            0
    01/01/2011 to 04/29/2011.........  $11.40989    $12.77672            0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99822    $10.28812        8,798
    01/01/2013 to 12/31/2013.........  $10.28812    $11.97118       10,150
    01/01/2014 to 12/31/2014.........  $11.97118    $12.31571        9,161
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93869    $11.65729            0
    01/01/2011 to 12/31/2011.........  $11.65729    $ 9.09457          540
    01/01/2012 to 12/31/2012.........  $ 9.09457    $10.49422        3,376
    01/01/2013 to 12/31/2013.........  $10.49422    $10.29148        5,025
    01/01/2014 to 12/31/2014.........  $10.29148    $ 9.59859        5,187
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00764    $10.06524       17,406
    01/01/2011 to 12/31/2011.........  $10.06524    $10.07064       18,241
    01/01/2012 to 12/31/2012.........  $10.07064    $10.31656       18,703
    01/01/2013 to 12/31/2013.........  $10.31656    $ 9.87539       16,372
    01/01/2014 to 12/31/2014.........  $ 9.87539    $ 9.65361       15,145
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00656    $10.33749       21,106
    01/01/2011 to 12/31/2011.........  $10.33749    $10.43711       32,939
    01/01/2012 to 12/31/2012.........  $10.43711    $11.16439       61,822
    01/01/2013 to 12/31/2013.........  $11.16439    $10.72367       79,727
    01/01/2014 to 12/31/2014.........  $10.72367    $10.93718       67,138
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98918    $10.58066      103,605
    01/01/2011 to 12/31/2011.........  $10.58066    $10.45671      144,285
    01/01/2012 to 12/31/2012.........  $10.45671    $11.29302      154,091
    01/01/2013 to 12/31/2013.........  $11.29302    $12.06818      144,853
    01/01/2014 to 12/31/2014.........  $12.06818    $12.49073      133,030

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01813    $10.06185        3,193
    01/01/2012 to 12/31/2012.........  $10.06185    $10.54515        3,248
    01/01/2013 to 12/31/2013.........  $10.54515    $10.07983        3,384
    01/01/2014 to 12/31/2014.........  $10.07983    $10.46093        3,119
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96321    $11.49069       14,765
    01/01/2011 to 12/31/2011.........  $11.49069    $10.54529       13,742
    01/01/2012 to 12/31/2012.........  $10.54529    $11.65139       38,728
    01/01/2013 to 12/31/2013.........  $11.65139    $13.34208       43,047
    01/01/2014 to 12/31/2014.........  $13.34208    $14.25597       41,214
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99821    $10.87426            0
    01/01/2011 to 12/31/2011.........  $10.87426    $11.00879           20
    01/01/2012 to 12/31/2012.........  $11.00879    $12.79735        2,580
    01/01/2013 to 12/31/2013.........  $12.79735    $16.58305        2,861
    01/01/2014 to 12/31/2014.........  $16.58305    $19.01976        2,728
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99821    $ 8.86947            0
    01/01/2012 to 12/31/2012.........  $ 8.86947    $ 9.82046            0
    01/01/2013 to 12/31/2013.........  $ 9.82046    $11.76164            0
    01/01/2014 to 12/31/2014.........  $11.76164    $12.25695            0
 AST RCM WORLD TRENDS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98727    $10.76898       12,612
    01/01/2011 to 12/31/2011.........  $10.76898    $10.34642       15,869
    01/01/2012 to 12/31/2012.........  $10.34642    $11.16466       25,982
    01/01/2013 to 12/31/2013.........  $11.16466    $12.28361       25,857
    01/01/2014 to 12/31/2014.........  $12.28361    $12.63732       18,752
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97747    $10.95621       17,006
    01/01/2011 to 12/31/2011.........  $10.95621    $10.46489       13,401
    01/01/2012 to 12/31/2012.........  $10.46489    $11.86788       20,652
    01/01/2013 to 12/31/2013.........  $11.86788    $13.70999       23,323
    01/01/2014 to 12/31/2014.........  $13.70999    $14.14394       22,800
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98210    $10.74814        6,603
    01/01/2011 to 12/31/2011.........  $10.74814    $10.16193       11,212
    01/01/2012 to 12/31/2012.........  $10.16193    $11.05046       18,001
    01/01/2013 to 12/31/2013.........  $11.05046    $12.37005       19,752
    01/01/2014 to 12/31/2014.........  $12.37005    $12.47156       18,974
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97155    $12.13891            0
    01/01/2011 to 12/31/2011.........  $12.13891    $10.32083          317
    01/01/2012 to 12/31/2012.........  $10.32083    $12.12578        4,398
    01/01/2013 to 12/31/2013.........  $12.12578    $16.70757        4,659
    01/01/2014 to 12/31/2014.........  $16.70757    $17.15614        2,729
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96060    $12.59822            0
    01/01/2011 to 12/31/2011.........  $12.59822    $12.20705          190
    01/01/2012 to 12/31/2012.........  $12.20705    $13.39860          194
    01/01/2013 to 12/31/2013.........  $13.39860    $17.72209          537
    01/01/2014 to 12/31/2014.........  $17.72209    $18.00331          503

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96403    $11.44962            0
    01/01/2011 to 12/31/2011.........  $11.44962    $10.53432        1,198
    01/01/2012 to 12/31/2012.........  $10.53432    $12.17939        1,966
    01/01/2013 to 12/31/2013.........  $12.17939    $16.37500        2,563
    01/01/2014 to 12/31/2014.........  $16.37500    $16.86709        2,571
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99191    $10.67665       30,118
    01/01/2011 to 12/31/2011.........  $10.67665    $10.65472       60,505
    01/01/2012 to 12/31/2012.........  $10.65472    $11.83249      117,348
    01/01/2013 to 12/31/2013.........  $11.83249    $13.52713      112,707
    01/01/2014 to 12/31/2014.........  $13.52713    $14.01453      105,485
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98556    $10.52203            0
    01/01/2011 to 12/31/2011.........  $10.52203    $10.12732        1,312
    01/01/2012 to 12/31/2012.........  $10.12732    $11.61863        7,656
    01/01/2013 to 12/31/2013.........  $11.61863    $14.74385        8,226
    01/01/2014 to 12/31/2014.........  $14.74385    $15.50412        6,788
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97079    $11.12002        2,438
    01/01/2011 to 12/31/2011.........  $11.12002    $10.69680        5,130
    01/01/2012 to 12/31/2012.........  $10.69680    $12.30683        9,672
    01/01/2013 to 12/31/2013.........  $12.30683    $17.34416        9,905
    01/01/2014 to 12/31/2014.........  $17.34416    $18.38761        8,679
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85947    $11.45926            0
    01/01/2011 to 12/31/2011.........  $11.45926    $ 9.54035          853
    01/01/2012 to 12/31/2012.........  $ 9.54035    $ 9.67259        3,373
    01/01/2013 to 12/31/2013.........  $ 9.67259    $10.92040        4,914
    01/01/2014 to 12/31/2014.........  $10.92040    $ 9.79216        3,358
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97990    $10.29578        1,245
    01/01/2011 to 12/31/2011.........  $10.29578    $10.49029        2,525
    01/01/2012 to 12/31/2012.........  $10.49029    $10.80078        2,800
    01/01/2013 to 12/31/2013.........  $10.80078    $10.17186        2,998
    01/01/2014 to 12/31/2014.........  $10.17186    $10.00855        2,742
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99821    $ 8.80715        6,473
    01/01/2012 to 12/31/2012.........  $ 8.80715    $ 9.56607        7,466
    01/01/2013 to 12/31/2013.........  $ 9.56607    $11.27958        7,403
    01/01/2014 to 12/31/2014.........  $11.27958    $11.64456       11,015
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99821    $10.38458        1,466
    01/01/2011 to 12/31/2011.........  $10.38458    $10.77399        1,815
    01/01/2012 to 12/31/2012.........  $10.77399    $11.36989        9,477
    01/01/2013 to 12/31/2013.........  $11.36989    $10.95942       12,808
    01/01/2014 to 12/31/2014.........  $10.95942    $11.49564       19,721
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97074    $10.62446       13,699
    01/01/2011 to 12/31/2011.........  $10.62446    $10.22267       14,348
    01/01/2012 to 09/21/2012.........  $10.22267    $11.41047            0

* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT C SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

        ACCUMULATION UNIT VALUES: WITH HD GRO II OR GRO PLUS II (2.35%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96734    $10.75915       28,262
    01/01/2011 to 12/31/2011.........  $10.75915    $10.22743       13,293
    01/01/2012 to 12/31/2012.........  $10.22743    $11.24170        5,219
    01/01/2013 to 12/31/2013.........  $11.24170    $12.07242          193
    01/01/2014 to 12/31/2014.........  $12.07242    $12.23882            0
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97803    $10.86460            0
    01/01/2011 to 12/31/2011.........  $10.86460    $10.62155       44,624
    01/01/2012 to 12/31/2012.........  $10.62155    $11.78720       28,276
    01/01/2013 to 12/31/2013.........  $11.78720    $13.41606        1,753
    01/01/2014 to 12/31/2014.........  $13.41606    $13.90094            0
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00656    $10.75988            0
    01/01/2011 to 12/31/2011.........  $10.75988    $10.88276            0
    01/01/2012 to 05/04/2012.........  $10.88276    $11.79572            0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98830    $10.71761        5,793
    01/01/2011 to 12/31/2011.........  $10.71761    $10.33893        8,239
    01/01/2012 to 12/31/2012.........  $10.33893    $11.35513       10,879
    01/01/2013 to 12/31/2013.........  $11.35513    $13.04513        3,280
    01/01/2014 to 12/31/2014.........  $13.04513    $13.56935        5,975
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99805    $ 9.12313            0
    01/01/2012 to 12/31/2012.........  $ 9.12313    $ 9.96798            0
    01/01/2013 to 12/31/2013.........  $ 9.96798    $10.79016            0
    01/01/2014 to 12/31/2014.........  $10.79016    $11.05246            0
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99805    $10.44912            0
    01/01/2014 to 12/31/2014.........  $10.44912    $10.56864            0
 AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010.........  $ 9.99805    $10.55169        1,849
    01/01/2011 to 12/31/2011.........  $10.55169    $11.47979       35,376
    01/01/2012 to 12/31/2012.........  $11.47979    $11.78349       37,222
    01/01/2013 to 12/31/2013.........  $11.78349    $11.26985       33,510
    01/01/2014 to 12/31/2014.........  $11.26985    $11.16231       34,980
 AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010.........  $10.00675    $10.59439            0
    01/01/2011 to 12/31/2011.........  $10.59439    $11.75078        3,287
    01/01/2012 to 12/31/2012.........  $11.75078    $12.13006        1,005
    01/01/2013 to 12/31/2013.........  $12.13006    $11.47274        5,055
    01/01/2014 to 12/31/2014.........  $11.47274    $11.50141        5,055

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010.........  $ 9.99805    $10.59732            0
    01/01/2011 to 12/31/2011.........  $10.59732    $12.00179            0
    01/01/2012 to 12/31/2012.........  $12.00179    $12.40605        2,285
    01/01/2013 to 12/31/2013.........  $12.40605    $11.52925            0
    01/01/2014 to 12/31/2014.........  $11.52925    $11.73842            0
 AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010.........  $10.00887    $10.62787            0
    01/01/2011 to 12/31/2011.........  $10.62787    $12.31691            0
    01/01/2012 to 12/31/2012.........  $12.31691    $12.78702            0
    01/01/2013 to 12/31/2013.........  $12.78702    $11.67293            0
    01/01/2014 to 12/31/2014.........  $11.67293    $12.10070            0
 AST BOND PORTFOLIO 2021
    03/15/2010 to 12/31/2010.........  $10.00780    $10.72931            0
    01/01/2011 to 12/31/2011.........  $10.72931    $12.60470       20,038
    01/01/2012 to 12/31/2012.........  $12.60470    $13.14422        4,879
    01/01/2013 to 12/31/2013.........  $13.14422    $11.93675        6,789
    01/01/2014 to 12/31/2014.........  $11.93675    $12.55155        2,759
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99805    $11.95342       77,644
    01/01/2012 to 12/31/2012.........  $11.95342    $12.35456      146,381
    01/01/2013 to 12/31/2013.........  $12.35456    $10.88848       66,625
    01/01/2014 to 12/31/2014.........  $10.88848    $11.73515        7,711
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99740    $10.34068            0
    01/01/2013 to 12/31/2013.........  $10.34068    $ 9.06777       10,827
    01/01/2014 to 12/31/2014.........  $ 9.06777    $ 9.97216        7,074
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99870    $ 8.70047            0
    01/01/2014 to 12/31/2014.........  $ 8.70047    $ 9.73572            0
 AST BOND PORTFOLIO 2025
    01/02/2014* to 12/31/2014........  $ 9.99870    $11.23968            0
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97121    $10.52793            0
    01/01/2011 to 12/31/2011.........  $10.52793    $ 9.67715            0
    01/01/2012 to 12/31/2012.........  $ 9.67715    $10.69994            0
    01/01/2013 to 12/31/2013.........  $10.69994    $13.73255            0
    01/01/2014 to 12/31/2014.........  $13.73255    $14.78649            0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97721    $10.79804        6,523
    01/01/2011 to 12/31/2011.........  $10.79804    $10.28877        3,182
    01/01/2012 to 12/31/2012.........  $10.28877    $11.42534        3,109
    01/01/2013 to 12/31/2013.........  $11.42534    $13.68738        3,524
    01/01/2014 to 12/31/2014.........  $13.68738    $14.30069        4,029
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99805    $11.59214            0
    01/01/2014 to 12/31/2014.........  $11.59214    $12.86032            0
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95944    $11.74760        4,332
    01/01/2011 to 12/31/2011.........  $11.74760    $12.22807            0
    01/01/2012 to 12/31/2012.........  $12.22807    $13.77283            0
    01/01/2013 to 12/31/2013.........  $13.77283    $13.87061            0
    01/01/2014 to 12/31/2014.........  $13.87061    $17.73201            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99805    $ 9.64227            0
    01/01/2014 to 12/31/2014.........  $ 9.64227    $ 9.89604            0
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97552    $10.97934            0
    01/01/2011 to 12/31/2011.........  $10.97934    $10.56045       25,101
    01/01/2012 to 12/31/2012.........  $10.56045    $11.40861       15,974
    01/01/2013 to 12/31/2013.........  $11.40861    $12.78490          871
    01/01/2014 to 12/31/2014.........  $12.78490    $12.87792            0
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99805    $10.84623            0
    01/01/2011 to 12/31/2011.........  $10.84623    $10.32992            0
    01/01/2012 to 12/31/2012.........  $10.32992    $11.46220            0
    01/01/2013 to 12/31/2013.........  $11.46220    $13.34461            0
    01/01/2014 to 12/31/2014.........  $13.34461    $13.77627            0
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99805    $10.69629        1,839
    01/01/2013 to 12/31/2013.........  $10.69629    $13.00109        2,354
    01/01/2014 to 12/31/2014.........  $13.00109    $13.09901        2,978
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99805    $10.76406            0
    01/01/2014 to 12/31/2014.........  $10.76406    $10.78007            0
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96972    $11.50809          697
    01/01/2011 to 12/31/2011.........  $11.50809    $10.67179          323
    01/01/2012 to 12/31/2012.........  $10.67179    $13.21390          288
    01/01/2013 to 12/31/2013.........  $13.21390    $13.46442          435
    01/01/2014 to 12/31/2014.........  $13.46442    $14.97880          513
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01805    $10.74596            0
    01/01/2011 to 12/31/2011.........  $10.74596    $10.07859            0
    01/01/2012 to 12/31/2012.........  $10.07859    $11.78655            0
    01/01/2013 to 12/31/2013.........  $11.78655    $14.93261            0
    01/01/2014 to 02/07/2014.........  $14.93261    $14.67933            0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99129    $10.73041            0
    01/01/2011 to 12/31/2011.........  $10.73041    $ 9.90037            0
    01/01/2012 to 12/31/2012.........  $ 9.90037    $11.56865            0
    01/01/2013 to 12/31/2013.........  $11.56865    $15.08617            0
    01/01/2014 to 12/31/2014.........  $15.08617    $16.66640            0
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01937    $11.37927            0
    01/01/2011 to 12/31/2011.........  $11.37927    $10.78139            0
    01/01/2012 to 12/31/2012.........  $10.78139    $12.59264            0
    01/01/2013 to 12/31/2013.........  $12.59264    $16.25531            0
    01/01/2014 to 12/31/2014.........  $16.25531    $17.70310            0
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98779    $10.66728            0
    01/01/2011 to 12/31/2011.........  $10.66728    $10.36422            0
    01/01/2012 to 12/31/2012.........  $10.36422    $11.14546            0
    01/01/2013 to 12/31/2013.........  $11.14546    $11.95250            0
    01/01/2014 to 12/31/2014.........  $11.95250    $12.14325            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96468    $11.45406       2,173
    01/01/2011 to 12/31/2011.........  $11.45406    $11.33091           0
    01/01/2012 to 12/31/2012.........  $11.33091    $12.80029           0
    01/01/2013 to 12/31/2013.........  $12.80029    $17.35113           0
    01/01/2014 to 12/31/2014.........  $17.35113    $18.16301           0
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98565    $10.63446         799
    01/01/2011 to 12/31/2011.........  $10.63446    $10.33380         345
    01/01/2012 to 12/31/2012.........  $10.33380    $11.44285         316
    01/01/2013 to 12/31/2013.........  $11.44285    $15.04350         438
    01/01/2014 to 12/31/2014.........  $15.04350    $14.91881         497
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98402    $10.72872       3,834
    01/01/2011 to 12/31/2011.........  $10.72872    $10.80943       2,070
    01/01/2012 to 12/31/2012.........  $10.80943    $12.01952       1,707
    01/01/2013 to 12/31/2013.........  $12.01952    $12.57980       1,372
    01/01/2014 to 12/31/2014.........  $12.57980    $12.59830       1,364
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92888    $11.22148           0
    01/01/2011 to 12/31/2011.........  $11.22148    $ 9.54183           0
    01/01/2012 to 12/31/2012.........  $ 9.54183    $11.21495           0
    01/01/2013 to 12/31/2013.........  $11.21495    $13.03848           0
    01/01/2014 to 12/31/2014.........  $13.03848    $12.02858           0
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92875    $10.76157           0
    01/01/2011 to 12/31/2011.........  $10.76157    $ 9.19006           0
    01/01/2012 to 12/31/2012.........  $ 9.19006    $10.47035           0
    01/01/2013 to 12/31/2013.........  $10.47035    $12.21478           0
    01/01/2014 to 12/31/2014.........  $12.21478    $11.12807           0
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97628    $10.83775           0
    01/01/2011 to 12/31/2011.........  $10.83775    $10.52321       4,297
    01/01/2012 to 12/31/2012.........  $10.52321    $11.67143       2,580
    01/01/2013 to 12/31/2013.........  $11.67143    $13.25283         810
    01/01/2014 to 12/31/2014.........  $13.25283    $13.76509         810
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92140    $10.52447           0
    01/01/2011 to 12/31/2011.........  $10.52447    $ 9.33702           0
    01/01/2012 to 12/31/2012.........  $ 9.33702    $11.11487           0
    01/01/2013 to 12/31/2013.........  $11.11487    $12.52096           0
    01/01/2014 to 12/31/2014.........  $12.52096    $11.44842           0
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99805    $10.55438       3,064
    01/01/2011 to 12/31/2011.........  $10.55438    $10.33075       1,469
    01/01/2012 to 12/31/2012.........  $10.33075    $11.16896       1,413
    01/01/2013 to 12/31/2013.........  $11.16896    $12.10980       1,107
    01/01/2014 to 12/31/2014.........  $12.10980    $12.46955       1,107
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97090    $10.74258           0
    01/01/2011 to 12/31/2011.........  $10.74258    $10.56007           0
    01/01/2012 to 12/31/2012.........  $10.56007    $11.87760           0
    01/01/2013 to 12/31/2013.........  $11.87760    $15.83137           0
    01/01/2014 to 12/31/2014.........  $15.83137    $16.92852           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99003    $10.58525          801
    01/01/2011 to 12/31/2011.........  $10.58525    $ 9.90441          358
    01/01/2012 to 12/31/2012.........  $ 9.90441    $11.30444          323
    01/01/2013 to 12/31/2013.........  $11.30444    $15.43913          422
    01/01/2014 to 12/31/2014.........  $15.43913    $17.14880          461
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99215    $11.27007          755
    01/01/2011 to 12/31/2011.........  $11.27007    $10.90506          319
    01/01/2012 to 12/31/2012.........  $10.90506    $11.95463          306
    01/01/2013 to 12/31/2013.........  $11.95463    $15.94779          412
    01/01/2014 to 12/31/2014.........  $15.94779    $17.22216          458
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98822    $10.78752            0
    01/01/2011 to 12/31/2011.........  $10.78752    $11.60598        3,934
    01/01/2012 to 12/31/2012.........  $11.60598    $12.00483        3,287
    01/01/2013 to 12/31/2013.........  $12.00483    $11.48813        1,250
    01/01/2014 to 12/31/2014.........  $11.48813    $11.93491          670
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98718    $10.86071          764
    01/01/2011 to 12/31/2011.........  $10.86071    $10.27356          335
    01/01/2012 to 12/31/2012.........  $10.27356    $12.34700          308
    01/01/2013 to 12/31/2013.........  $12.34700    $15.38878          416
    01/01/2014 to 12/31/2014.........  $15.38878    $15.57270          502
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99805    $10.83645            0
    01/01/2011 to 12/31/2011.........  $10.83645    $10.51928            0
    01/01/2012 to 12/31/2012.........  $10.51928    $12.02656            0
    01/01/2013 to 12/31/2013.........  $12.02656    $16.05490            0
    01/01/2014 to 12/31/2014.........  $16.05490    $17.04320            0
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99805    $10.16978            0
    01/01/2013 to 12/31/2013.........  $10.16978    $13.35750            0
    01/01/2014 to 12/31/2014.........  $13.35750    $14.37634            0
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98831    $11.46513            0
    01/01/2011 to 12/31/2011.........  $11.46513    $10.80972            0
    01/01/2012 to 12/31/2012.........  $10.80972    $12.49876            0
    01/01/2013 to 12/31/2013.........  $12.49876    $16.16160            0
    01/01/2014 to 12/31/2014.........  $16.16160    $18.14438            0
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99805    $ 9.81187       12,181
    01/01/2011 to 12/31/2011.........  $ 9.81187    $ 9.58392            0
    01/01/2012 to 12/31/2012.........  $ 9.58392    $ 9.35920            0
    01/01/2013 to 12/31/2013.........  $ 9.35920    $ 9.13913            0
    01/01/2014 to 12/31/2014.........  $ 9.13913    $ 8.92450            0
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99060    $11.19874            0
    01/01/2011 to 12/31/2011.........  $11.19874    $10.66429            0
    01/01/2012 to 12/31/2012.........  $10.66429    $12.19697            0
    01/01/2013 to 12/31/2013.........  $12.19697    $16.91385            0
    01/01/2014 to 12/31/2014.........  $16.91385    $18.87003            0
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02796    $10.05835            0
    01/01/2012 to 12/31/2012.........  $10.05835    $10.30028            0
    01/01/2013 to 12/31/2013.........  $10.30028    $ 9.77326            0
    01/01/2014 to 12/31/2014.........  $ 9.77326    $10.03530            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95834    $11.88608            0
    01/01/2011 to 12/31/2011.........  $11.88608    $11.80292            0
    01/01/2012 to 12/31/2012.........  $11.80292    $12.95221            0
    01/01/2013 to 12/31/2013.........  $12.95221    $16.77251            0
    01/01/2014 to 12/31/2014.........  $16.77251    $17.67872            0
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97247    $11.39120            0
    01/01/2011 to 04/29/2011.........  $11.39120    $12.74737            0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99805    $10.27384            0
    01/01/2013 to 12/31/2013.........  $10.27384    $11.93003            0
    01/01/2014 to 12/31/2014.........  $11.93003    $12.24836            0
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93852    $11.63809            0
    01/01/2011 to 12/31/2011.........  $11.63809    $ 9.06103            0
    01/01/2012 to 12/31/2012.........  $ 9.06103    $10.43410            0
    01/01/2013 to 12/31/2013.........  $10.43410    $10.21164            0
    01/01/2014 to 12/31/2014.........  $10.21164    $ 9.50471            0
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00747    $10.04881        2,440
    01/01/2011 to 12/31/2011.........  $10.04881    $10.03369        6,041
    01/01/2012 to 12/31/2012.........  $10.03369    $10.25741        5,131
    01/01/2013 to 12/31/2013.........  $10.25741    $ 9.79857        1,954
    01/01/2014 to 12/31/2014.........  $ 9.79857    $ 9.55887        1,111
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00639    $10.32046       39,459
    01/01/2011 to 12/31/2011.........  $10.32046    $10.39873       18,326
    01/01/2012 to 12/31/2012.........  $10.39873    $11.10057       14,855
    01/01/2013 to 12/31/2013.........  $11.10057    $10.64048        6,069
    01/01/2014 to 12/31/2014.........  $10.64048    $10.82998        3,974
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98901    $10.56322        4,567
    01/01/2011 to 12/31/2011.........  $10.56322    $10.41816       24,434
    01/01/2012 to 12/31/2012.........  $10.41816    $11.22833       16,996
    01/01/2013 to 12/31/2013.........  $11.22833    $11.97456        1,673
    01/01/2014 to 12/31/2014.........  $11.97456    $12.36853        1,672
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01797    $10.05822            0
    01/01/2012 to 12/31/2012.........  $10.05822    $10.51980            0
    01/01/2013 to 12/31/2013.........  $10.51980    $10.03496            0
    01/01/2014 to 12/31/2014.........  $10.03496    $10.39310            0
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96304    $11.47182        4,012
    01/01/2011 to 12/31/2011.........  $11.47182    $10.50641        5,153
    01/01/2012 to 12/31/2012.........  $10.50641    $11.58467        3,813
    01/01/2013 to 12/31/2013.........  $11.58467    $13.23852        1,708
    01/01/2014 to 12/31/2014.........  $13.23852    $14.11648        1,944
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99805    $10.85629            0
    01/01/2011 to 12/31/2011.........  $10.85629    $10.96805            0
    01/01/2012 to 12/31/2012.........  $10.96805    $12.72392            0
    01/01/2013 to 12/31/2013.........  $12.72392    $16.45421            0
    01/01/2014 to 12/31/2014.........  $16.45421    $18.83337            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99805    $ 8.85728            0
    01/01/2012 to 12/31/2012.........  $ 8.85728    $ 9.78676            0
    01/01/2013 to 12/31/2013.........  $ 9.78676    $11.69734            0
    01/01/2014 to 12/31/2014.........  $11.69734    $12.16502            0
 AST RCM WORLD TRENDS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98710    $10.75126            0
    01/01/2011 to 12/31/2011.........  $10.75126    $10.30837       24,258
    01/01/2012 to 12/31/2012.........  $10.30837    $11.10075       15,406
    01/01/2013 to 12/31/2013.........  $11.10075    $12.18835          894
    01/01/2014 to 12/31/2014.........  $12.18835    $12.51365            0
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97730    $10.93809            0
    01/01/2011 to 12/31/2011.........  $10.93809    $10.42625          367
    01/01/2012 to 12/31/2012.........  $10.42625    $11.79997          228
    01/01/2013 to 12/31/2013.........  $11.79997    $13.60373           72
    01/01/2014 to 12/31/2014.........  $13.60373    $14.00575            0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98193    $10.73043        1,333
    01/01/2011 to 12/31/2011.........  $10.73043    $10.12445          575
    01/01/2012 to 12/31/2012.........  $10.12445    $10.98727          411
    01/01/2013 to 12/31/2013.........  $10.98727    $12.27410          118
    01/01/2014 to 12/31/2014.........  $12.27410    $12.34958            0
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97138    $12.11885            0
    01/01/2011 to 12/31/2011.........  $12.11885    $10.28273            0
    01/01/2012 to 12/31/2012.........  $10.28273    $12.05627            0
    01/01/2013 to 12/31/2013.........  $12.05627    $16.57797            0
    01/01/2014 to 12/31/2014.........  $16.57797    $16.98811            0
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96043    $12.57745        5,668
    01/01/2011 to 12/31/2011.........  $12.57745    $12.16210            0
    01/01/2012 to 12/31/2012.........  $12.16210    $13.32183            0
    01/01/2013 to 12/31/2013.........  $13.32183    $17.58467            0
    01/01/2014 to 12/31/2014.........  $17.58467    $17.82723            0
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96386    $11.43076            0
    01/01/2011 to 12/31/2011.........  $11.43076    $10.49532            0
    01/01/2012 to 12/31/2012.........  $10.49532    $12.10947            0
    01/01/2013 to 12/31/2013.........  $12.10947    $16.24786            0
    01/01/2014 to 12/31/2014.........  $16.24786    $16.70196            0
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99174    $10.65907            0
    01/01/2011 to 12/31/2011.........  $10.65907    $10.61552       64,497
    01/01/2012 to 12/31/2012.........  $10.61552    $11.76460       41,032
    01/01/2013 to 12/31/2013.........  $11.76460    $13.42200        2,372
    01/01/2014 to 12/31/2014.........  $13.42200    $13.87731            0
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98539    $10.50481            0
    01/01/2011 to 12/31/2011.........  $10.50481    $10.09018            0
    01/01/2012 to 12/31/2012.........  $10.09018    $11.55233            0
    01/01/2013 to 12/31/2013.........  $11.55233    $14.62983            0
    01/01/2014 to 12/31/2014.........  $14.62983    $15.35296            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97062    $11.10177       2,166
    01/01/2011 to 12/31/2011.........  $11.10177    $10.65756         871
    01/01/2012 to 12/31/2012.........  $10.65756    $12.23662         732
    01/01/2013 to 12/31/2013.........  $12.23662    $17.21005         473
    01/01/2014 to 12/31/2014.........  $17.21005    $18.20816         736
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85930    $11.44026       2,212
    01/01/2011 to 12/31/2011.........  $11.44026    $ 9.50511           0
    01/01/2012 to 12/31/2012.........  $ 9.50511    $ 9.61709           0
    01/01/2013 to 12/31/2013.........  $ 9.61709    $10.83551           0
    01/01/2014 to 12/31/2014.........  $10.83551    $ 9.69615           0
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97973    $10.27887       2,359
    01/01/2011 to 12/31/2011.........  $10.27887    $10.45171           0
    01/01/2012 to 12/31/2012.........  $10.45171    $10.73906           0
    01/01/2013 to 12/31/2013.........  $10.73906    $10.09311           0
    01/01/2014 to 12/31/2014.........  $10.09311    $ 9.91083           0
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99805    $ 8.79506           0
    01/01/2012 to 12/31/2012.........  $ 8.79506    $ 9.53337           0
    01/01/2013 to 12/31/2013.........  $ 9.53337    $11.21815           0
    01/01/2014 to 12/31/2014.........  $11.21815    $11.55756           0
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99805    $10.36763       5,384
    01/01/2011 to 12/31/2011.........  $10.36763    $10.73432         333
    01/01/2012 to 12/31/2012.........  $10.73432    $11.30483         323
    01/01/2013 to 12/31/2013.........  $11.30483    $10.87439         560
    01/01/2014 to 12/31/2014.........  $10.87439    $11.38303         651
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97057    $10.60699       4,093
    01/01/2011 to 12/31/2011.........  $10.60699    $10.18506       1,710
    01/01/2012 to 09/21/2012.........  $10.18506    $11.35160           0

* Denotes the start date of these sub-accounts

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                               SUBACCOUNTS
                                               --------------------------------------------------------------------------
                                                PRUDENTIAL     PRUDENTIAL                       PRUDENTIAL    PRUDENTIAL
                                               MONEY MARKET DIVERSIFIED BOND PRUDENTIAL EQUITY    VALUE       HIGH YIELD
                                                PORTFOLIO      PORTFOLIO         PORTFOLIO      PORTFOLIO   BOND PORTFOLIO
                                               ------------ ---------------- ----------------- -----------  --------------
ASSETS
  Investment in the portfolios, at fair value. $11,416,513    $21,522,476       $21,608,417    $30,546,778   $18,320,913
                                               -----------    -----------       -----------    -----------   -----------
  Net Assets.................................. $11,416,513    $21,522,476       $21,608,417    $30,546,778   $18,320,913
                                               ===========    ===========       ===========    ===========   ===========

NET ASSETS, representing:
  Accumulation units.......................... $11,416,513    $21,522,476       $21,608,417    $30,546,778   $18,320,913
                                               -----------    -----------       -----------    -----------   -----------
                                               $11,416,513    $21,522,476       $21,608,417    $30,546,778   $18,320,913
                                               ===========    ===========       ===========    ===========   ===========

  Units outstanding...........................   9,430,210      8,490,834         7,413,885      9,643,105     4,585,387
                                               ===========    ===========       ===========    ===========   ===========

  Portfolio shares held.......................   1,141,651      1,845,838           560,384      1,153,579     3,585,306
  Portfolio net asset value per share......... $     10.00    $     11.66       $     38.56    $     26.48   $      5.11
  Investment in portfolio shares, at cost..... $11,416,513    $20,530,486       $15,201,886    $22,269,451   $19,011,643

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                               SUBACCOUNTS
                                               --------------------------------------------------------------------------
                                                PRUDENTIAL     PRUDENTIAL                       PRUDENTIAL    PRUDENTIAL
                                               MONEY MARKET DIVERSIFIED BOND PRUDENTIAL EQUITY    VALUE       HIGH YIELD
                                                PORTFOLIO      PORTFOLIO         PORTFOLIO      PORTFOLIO   BOND PORTFOLIO
                                               ------------ ---------------- ----------------- -----------  --------------
                                                01/01/2014     01/01/2014       01/01/2014      01/01/2014    01/01/2014
                                                    TO             TO               TO              TO            TO
                                                12/31/2014     12/31/2014       12/31/2014      12/31/2014    12/31/2014
                                               ------------ ---------------- ----------------- -----------  --------------
INVESTMENT INCOME
  Dividend income............................. $       100    $   249,056       $         -    $         -   $ 1,186,427
                                               -----------    -----------       -----------    -----------   -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................     168,507        310,795           314,850        453,883       289,770
                                               -----------    -----------       -----------    -----------   -----------

NET INVESTMENT INCOME (LOSS)..................    (168,407)       (61,739)         (314,850)      (453,883)      896,657
                                               -----------    -----------       -----------    -----------   -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........           -              -                 -              -             -
  Realized gain (loss) on shares redeemed.....           -         69,665           850,665        930,893         4,303
  Net change in unrealized gain (loss) on
   investments................................           -      1,219,352           797,472      2,060,846      (627,477)
                                               -----------    -----------       -----------    -----------   -----------

NET GAIN (LOSS) ON INVESTMENTS................           -      1,289,017         1,648,137      2,991,739      (623,174)
                                               -----------    -----------       -----------    -----------   -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $  (168,407)   $ 1,227,278       $ 1,333,287    $ 2,537,856   $   273,483
                                               ===========    ===========       ===========    ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A1

                                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
                                                 PRUDENTIAL                    T. ROWE PRICE                       JANUS ASPEN
                                   PRUDENTIAL       SMALL       T. ROWE PRICE  EQUITY INCOME  INVESCO V.I. CORE JANUS PORTFOLIO -
PRUDENTIAL STOCK    PRUDENTIAL      JENNISON   CAPITALIZATION   INTERNATIONAL   PORTFOLIO -     EQUITY FUND -     INSTITUTIONAL
INDEX PORTFOLIO  GLOBAL PORTFOLIO  PORTFOLIO   STOCK PORTFOLIO STOCK PORTFOLIO INVESTOR CLASS     SERIES I           SHARES
---------------- ---------------- -----------  --------------- --------------- -------------- ----------------- -----------------
  $25,722,856       $5,532,424    $26,986,546    $4,732,319      $1,851,674      $7,265,879      $9,860,194        $5,660,135
  -----------       ----------    -----------    ----------      ----------      ----------      ----------        ----------
  $25,722,856       $5,532,424    $26,986,546    $4,732,319      $1,851,674      $7,265,879      $9,860,194        $5,660,135
  ===========       ==========    ===========    ==========      ==========      ==========      ==========        ==========

  $25,722,856       $5,532,424    $26,986,546    $4,732,319      $1,851,674      $7,265,879      $9,860,194        $5,660,135
  -----------       ----------    -----------    ----------      ----------      ----------      ----------        ----------
  $25,722,856       $5,532,424    $26,986,546    $4,732,319      $1,851,674      $7,265,879      $9,860,194        $5,660,135
  ===========       ==========    ===========    ==========      ==========      ==========      ==========        ==========

    9,093,621        2,451,309      8,901,716     1,068,738       1,140,067       2,239,553       3,622,597         2,229,832
  ===========       ==========    ===========    ==========      ==========      ==========      ==========        ==========

      521,444          215,102        660,625       171,647         121,342         242,035         240,493           158,281
  $     49.33       $    25.72    $     40.85    $    27.57      $    15.26      $    30.02      $    41.00        $    35.76
  $17,927,394       $4,158,536    $15,295,134    $2,875,552      $1,650,840      $4,877,172      $6,004,707        $4,238,820

                                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
                                                 PRUDENTIAL                    T. ROWE PRICE                       JANUS ASPEN
                                   PRUDENTIAL       SMALL       T. ROWE PRICE  EQUITY INCOME  INVESCO V.I. CORE JANUS PORTFOLIO -
PRUDENTIAL STOCK    PRUDENTIAL      JENNISON   CAPITALIZATION   INTERNATIONAL   PORTFOLIO -     EQUITY FUND -     INSTITUTIONAL
INDEX PORTFOLIO  GLOBAL PORTFOLIO  PORTFOLIO   STOCK PORTFOLIO STOCK PORTFOLIO INVESTOR CLASS     SERIES I           SHARES
---------------- ---------------- -----------  --------------- --------------- -------------- ----------------- -----------------
   01/01/2014       01/01/2014     01/01/2014    01/01/2014      01/01/2014      01/01/2014      01/01/2014        01/01/2014
       TO               TO             TO            TO              TO              TO              TO                TO
   12/31/2014       12/31/2014     12/31/2014    12/31/2014      12/31/2014      12/31/2014      12/31/2014        12/31/2014
---------------- ---------------- -----------  --------------- --------------- -------------- ----------------- -----------------
  $   777,834       $        -    $         -    $        -      $   20,300      $  128,135      $   85,308        $   19,884
  -----------       ----------    -----------    ----------      ----------      ----------      ----------        ----------

      367,252           84,065        391,300        67,961          27,758         102,887         141,577            76,110
  -----------       ----------    -----------    ----------      ----------      ----------      ----------        ----------

      410,582          (84,065)      (391,300)      (67,961)         (7,458)         25,248         (56,269)          (56,226)
  -----------       ----------    -----------    ----------      ----------      ----------      ----------        ----------

    1,126,200                -              -             -          10,747               -          47,629           392,255
    1,257,261          253,365      1,739,951       332,839          32,846         279,040         488,028           197,601
       21,459          (65,087)       847,811       (96,754)        (83,258)        117,710         179,257            52,854
  -----------       ----------    -----------    ----------      ----------      ----------      ----------        ----------

    2,404,920          188,278      2,587,762       236,085         (39,665)        396,750         714,914           642,710
  -----------       ----------    -----------    ----------      ----------      ----------      ----------        ----------

  $ 2,815,502       $  104,213    $ 2,196,462    $  168,124      $  (47,123)     $  421,998      $  658,645        $  586,484
  ===========       ==========    ===========    ==========      ==========      ==========      ==========        ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                           SUBACCOUNTS
                                               -------------------------------------------------------------------
                                                JANUS ASPEN                                             FRANKLIN
                                                 OVERSEAS       MFS(R)        MFS(R)                  SMALL-MID CAP
                                                PORTFOLIO -    RESEARCH       GROWTH          VP         GROWTH
                                               INSTITUTIONAL   SERIES -      SERIES -    VALUE FUND -  VIP FUND -
                                                  SHARES     INITIAL CLASS INITIAL CLASS   CLASS I       CLASS 2
                                               ------------- ------------- ------------- ------------ -------------
ASSETS
  Investment in the portfolios, at fair value.  $ 6,370,960   $1,654,170    $6,718,696    $2,563,160   $3,208,220
                                                -----------   ----------    ----------    ----------   ----------
  Net Assets..................................  $ 6,370,960   $1,654,170    $6,718,696    $2,563,160   $3,208,220
                                                ===========   ==========    ==========    ==========   ==========

NET ASSETS, representing:
  Accumulation units..........................  $ 6,370,960   $1,654,170    $6,718,696    $2,563,160   $3,208,220
                                                -----------   ----------    ----------    ----------   ----------
                                                $ 6,370,960   $1,654,170    $6,718,696    $2,563,160   $3,208,220
                                                ===========   ==========    ==========    ==========   ==========

  Units outstanding...........................    1,931,339      620,760     2,420,836       795,364    1,152,611
                                                ===========   ==========    ==========    ==========   ==========

  Portfolio shares held.......................      195,668       56,825       169,024       272,387      136,172
  Portfolio net asset value per share.........  $     32.56   $    29.11    $    39.75    $     9.41   $    23.56
  Investment in portfolio shares, at cost.....  $ 6,590,515   $1,060,722    $4,241,395    $1,820,240   $2,901,128

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                           SUBACCOUNTS
                                               -------------------------------------------------------------------
                                                JANUS ASPEN                                             FRANKLIN
                                                 OVERSEAS       MFS(R)        MFS(R)                  SMALL-MID CAP
                                                PORTFOLIO -    RESEARCH       GROWTH          VP         GROWTH
                                               INSTITUTIONAL   SERIES -      SERIES -    VALUE FUND -  VIP FUND -
                                                  SHARES     INITIAL CLASS INITIAL CLASS   CLASS I       CLASS 2
                                               ------------- ------------- ------------- ------------ -------------
                                                01/01/2014    01/01/2014    01/01/2014    01/01/2014   01/01/2014
                                                    TO            TO            TO            TO           TO
                                                12/31/2014    12/31/2014    12/31/2014    12/31/2014   12/31/2014
                                               ------------- ------------- ------------- ------------ -------------
INVESTMENT INCOME
  Dividend income.............................  $   446,371   $   13,658    $    6,977    $   39,621   $        -
                                                -----------   ----------    ----------    ----------   ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................      106,770       23,597        94,641        35,871       45,706
                                                -----------   ----------    ----------    ----------   ----------

NET INVESTMENT INCOME (LOSS)..................      339,601       (9,939)      (87,664)        3,750      (45,706)
                                                -----------   ----------    ----------    ----------   ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........      536,899      123,932       445,227             -      636,756
  Realized gain (loss) on shares redeemed.....      163,771      132,220       418,055        99,502       77,401
  Net change in unrealized gain (loss) on
   investments................................   (2,026,972)    (107,670)     (294,257)      179,191     (478,608)
                                                -----------   ----------    ----------    ----------   ----------

NET GAIN (LOSS) ON INVESTMENTS................   (1,326,302)     148,482       569,025       278,693      235,549
                                                -----------   ----------    ----------    ----------   ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $  (986,701)  $  138,543    $  481,361    $  282,443   $  189,843
                                                ===========   ==========    ==========    ==========   ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A3

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN                                 PRUDENTIAL SP
                              VPS LARGE CAP   PRUDENTIAL                       PRUDENTIAL   PRUDENTIAL SP
  PRUDENTIAL                     GROWTH        SP SMALL    JANUS ASPEN JANUS  U.S. EMERGING INTERNATIONAL  PRUDENTIAL SP
JENNISON 20/20  DAVIS VALUE    PORTFOLIO -    CAP VALUE   PORTFOLIO - SERVICE    GROWTH        GROWTH      INTERNATIONAL
FOCUS PORTFOLIO  PORTFOLIO       CLASS B      PORTFOLIO         SHARES          PORTFOLIO     PORTFOLIO   VALUE PORTFOLIO
--------------- ----------- ----------------- ----------  ------------------- ------------- ------------- ---------------
  $3,979,266    $2,161,496      $703,978      $9,607,311       $467,876        $8,785,946    $2,240,172     $1,905,433
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------
  $3,979,266    $2,161,496      $703,978      $9,607,311       $467,876        $8,785,946    $2,240,172     $1,905,433
  ==========    ==========      ========      ==========       ========        ==========    ==========     ==========

  $3,979,266    $2,161,496      $703,978      $9,607,311       $467,876        $8,785,946    $2,240,172     $1,905,433
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------
  $3,979,266    $2,161,496      $703,978      $9,607,311       $467,876        $8,785,946    $2,240,172     $1,905,433
  ==========    ==========      ========      ==========       ========        ==========    ==========     ==========

   1,622,371     1,357,845       681,423       3,508,242        288,465         2,920,131     1,478,763      1,132,733
  ==========    ==========      ========      ==========       ========        ==========    ==========     ==========

     179,570       190,945        14,858         486,200         13,288           740,805       377,133        255,078
  $    22.16    $    11.32      $  47.38      $    19.76       $  35.21        $    11.86    $     5.94     $     7.47
  $2,466,605    $2,158,448      $444,539      $6,106,206       $286,819        $5,378,882    $2,339,893     $2,058,941

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN                                 PRUDENTIAL SP
                              VPS LARGE CAP   PRUDENTIAL                       PRUDENTIAL   PRUDENTIAL SP
  PRUDENTIAL                     GROWTH        SP SMALL    JANUS ASPEN JANUS  U.S. EMERGING INTERNATIONAL  PRUDENTIAL SP
JENNISON 20/20  DAVIS VALUE    PORTFOLIO -    CAP VALUE   PORTFOLIO - SERVICE    GROWTH        GROWTH      INTERNATIONAL
FOCUS PORTFOLIO  PORTFOLIO       CLASS B      PORTFOLIO         SHARES          PORTFOLIO     PORTFOLIO   VALUE PORTFOLIO
--------------- ----------- ----------------- ----------  ------------------- ------------- ------------- ---------------
  01/01/2014    01/01/2014     01/01/2014     01/01/2014      01/01/2014       01/01/2014    01/01/2014     01/01/2014
      TO            TO             TO             TO              TO               TO            TO             TO
  12/31/2014    12/31/2014     12/31/2014     12/31/2014      12/31/2014       12/31/2014    12/31/2014     12/31/2014
--------------- ----------- ----------------- ----------  ------------------- ------------- ------------- ---------------
  $        -    $   20,152      $      -      $        -       $  1,005        $        -    $        -     $        -
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------

      58,350        30,716         9,319         155,060          7,092           138,719        37,517         33,026
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------

     (58,350)      (10,564)       (9,319)       (155,060)        (6,087)         (138,719)      (37,517)       (33,026)
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------

           -       436,178             -               -         32,654                 -             -              -
     296,178        54,717        17,496         518,346         14,046           471,896        (2,613)        (7,335)
      (5,997)     (381,179)       69,462         (50,413)         5,969           329,261      (141,985)      (118,873)
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------

     290,181       109,716        86,958         467,933         52,669           801,157      (144,598)      (126,208)
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------

  $  231,831    $   99,152      $ 77,639      $  312,873       $ 46,582        $  662,438    $ (182,115)    $ (159,234)
  ==========    ==========      ========      ==========       ========        ==========    ==========     ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------
                                                     AST         AST SCHRODERS                 AST J.P. MORGAN
                                                GOLDMAN SACHS  MULTI-ASSET WORLD  AST COHEN &     STRATEGIC      AST HERNDON
                                                  LARGE-CAP       STRATEGIES     STEERS REALTY  OPPORTUNITIES     LARGE-CAP
                                               VALUE PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO    VALUE PORTFOLIO
                                               --------------- ----------------- ------------- --------------- ---------------
ASSETS
  Investment in the portfolios, at fair value.   $26,452,566     $198,922,132     $24,915,295   $181,266,072     $14,182,414
                                                 -----------     ------------     -----------   ------------     -----------
  Net Assets..................................   $26,452,566     $198,922,132     $24,915,295   $181,266,072     $14,182,414
                                                 ===========     ============     ===========   ============     ===========

NET ASSETS, representing:
  Accumulation units..........................   $26,452,566     $198,922,132     $24,915,295   $181,266,072     $14,182,414
                                                 -----------     ------------     -----------   ------------     -----------
                                                 $26,452,566     $198,922,132     $24,915,295   $181,266,072     $14,182,414
                                                 ===========     ============     ===========   ============     ===========

  Units outstanding...........................     1,607,364       15,618,657       1,374,488     14,108,148         934,079
                                                 ===========     ============     ===========   ============     ===========

  Portfolio shares held.......................       993,710       12,211,303       2,514,157     11,019,214       1,088,443
  Portfolio net asset value per share.........   $     26.62     $      16.29     $      9.91   $      16.45     $     13.03
  Investment in portfolio shares, at cost.....   $18,932,120     $166,158,712     $18,546,393   $149,014,888     $10,439,037

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------
                                                     AST         AST SCHRODERS                 AST J.P. MORGAN
                                                GOLDMAN SACHS  MULTI-ASSET WORLD  AST COHEN &     STRATEGIC      AST HERNDON
                                                  LARGE-CAP       STRATEGIES     STEERS REALTY  OPPORTUNITIES     LARGE-CAP
                                               VALUE PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO    VALUE PORTFOLIO
                                               --------------- ----------------- ------------- --------------- ---------------
                                                 01/01/2014       01/01/2014      01/01/2014     01/01/2014      01/01/2014
                                                     TO               TO              TO             TO              TO
                                                 12/31/2014       12/31/2014      12/31/2014     12/31/2014      12/31/2014
                                               --------------- ----------------- ------------- --------------- ---------------
INVESTMENT INCOME
  Dividend income.............................   $         -     $          -     $         -   $          -     $         -
                                                 -----------     ------------     -----------   ------------     -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................       373,056        3,340,793         381,015      2,877,004         244,315
                                                 -----------     ------------     -----------   ------------     -----------

NET INVESTMENT INCOME (LOSS)..................      (373,056)      (3,340,793)       (381,015)    (2,877,004)       (244,315)
                                                 -----------     ------------     -----------   ------------     -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........             -                -               -              -               -
  Realized gain (loss) on shares redeemed.....     1,476,777        3,962,920       1,142,152      2,717,403         766,718
  Net change in unrealized gain (loss) on
   investments................................     1,385,666        2,000,082       4,908,656      6,653,390        (524,222)
                                                 -----------     ------------     -----------   ------------     -----------

NET GAIN (LOSS) ON INVESTMENTS................     2,862,443        5,963,002       6,050,808      9,370,793         242,496
                                                 -----------     ------------     -----------   ------------     -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $ 2,489,387     $  2,622,209     $ 5,669,793   $  6,493,789     $    (1,819)
                                                 ===========     ============     ===========   ============     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A5

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
               AST SMALL-CAP                                   AST GOLDMAN
                  GROWTH                                          SACHS         AST GOLDMAN                    AST LORD ABBETT
AST HIGH YIELD OPPORTUNITIES   AST MID-CAP    AST SMALL-CAP    CONCENTRATED    SACHS MID-CAP    AST LARGE-CAP     CORE FIXED
  PORTFOLIO      PORTFOLIO   VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO INCOME PORTFOLIO
-------------- ------------- --------------- --------------- ---------------- ---------------- --------------- ----------------
 $26,780,781    $20,645,938    $13,181,863     $12,514,904     $         -      $34,356,351      $31,868,797     $41,786,452
 -----------    -----------    -----------     -----------     -----------      -----------      -----------     -----------
 $26,780,781    $20,645,938    $13,181,863     $12,514,904     $         -      $34,356,351      $31,868,797     $41,786,452
 ===========    ===========    ===========     ===========     ===========      ===========      ===========     ===========

 $26,780,781    $20,645,938    $13,181,863     $12,514,904     $         -      $34,356,351      $31,868,797     $41,786,452
 -----------    -----------    -----------     -----------     -----------      -----------      -----------     -----------
 $26,780,781    $20,645,938    $13,181,863     $12,514,904     $         -      $34,356,351      $31,868,797     $41,786,452
 ===========    ===========    ===========     ===========     ===========      ===========      ===========     ===========

   2,029,055      1,213,589        709,402         738,077               -        1,851,797        1,927,711       3,389,988
 ===========    ===========    ===========     ===========     ===========      ===========      ===========     ===========

   3,180,615      1,450,874        645,221         579,931               -        4,438,805        1,410,748       3,488,018
 $      8.42    $     14.23    $     20.43     $     21.58     $         -      $      7.74      $     22.59     $     11.98
 $24,255,377    $15,061,617    $ 8,726,214     $ 8,976,344     $         -      $24,768,413      $23,110,846     $39,352,963

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
               AST SMALL-CAP                                   AST GOLDMAN
                  GROWTH                                          SACHS         AST GOLDMAN                    AST LORD ABBETT
AST HIGH YIELD OPPORTUNITIES   AST MID-CAP    AST SMALL-CAP    CONCENTRATED    SACHS MID-CAP    AST LARGE-CAP     CORE FIXED
  PORTFOLIO      PORTFOLIO   VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO INCOME PORTFOLIO
-------------- ------------- --------------- --------------- ---------------- ---------------- --------------- ----------------
  01/01/2014    01/01/2014     01/01/2014      01/01/2014       01/01/2014       01/01/2014      01/01/2014       01/01/2014
      TO            TO             TO              TO               TO               TO              TO               TO
  12/31/2014    12/31/2014     12/31/2014      12/31/2014      02/07/2014**      12/31/2014      12/31/2014       12/31/2014
-------------- ------------- --------------- --------------- ---------------- ---------------- --------------- ----------------
 $         -    $         -    $         -     $         -     $         -      $         -      $         -     $         -
 -----------    -----------    -----------     -----------     -----------      -----------      -----------     -----------

     453,476        328,084        218,612         210,684          34,319          541,638          458,681         606,190
 -----------    -----------    -----------     -----------     -----------      -----------      -----------     -----------

    (453,476)      (328,084)      (218,612)       (210,684)        (34,319)        (541,638)        (458,681)       (606,190)
 -----------    -----------    -----------     -----------     -----------      -----------      -----------     -----------

           -              -              -               -               -                -                -               -
     491,402      1,263,627        974,694         708,479       5,492,654        1,426,131        1,308,636         209,859
     165,656       (274,811)       784,093        (108,578)     (5,804,355)       2,136,102        2,501,287       2,218,242
 -----------    -----------    -----------     -----------     -----------      -----------      -----------     -----------

     657,058        988,816      1,758,787         599,901        (311,701)       3,562,233        3,809,923       2,428,101
 -----------    -----------    -----------     -----------     -----------      -----------      -----------     -----------

 $   203,582    $   660,732    $ 1,540,175     $   389,217     $  (346,020)     $ 3,020,595      $ 3,351,242     $ 1,821,911
 ===========    ===========    ===========     ===========     ===========      ===========      ===========     ===========

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------
                                                     AST                                        AST NEUBERGER
                                                LOOMIS SAYLES                   AST NEUBERGER   BERMAN / LSV     AST PIMCO
                                                  LARGE-CAP     AST MFS GROWTH  BERMAN MID-CAP  MID-CAP VALUE LIMITED MATURITY
                                               GROWTH PORTFOLIO   PORTFOLIO    GROWTH PORTFOLIO   PORTFOLIO    BOND PORTFOLIO
                                               ---------------- -------------- ---------------- ------------- ----------------
ASSETS
  Investment in the portfolios, at fair value.   $55,755,723     $15,865,309     $24,465,559     $29,899,391    $17,126,373
                                                 -----------     -----------     -----------     -----------    -----------
  Net Assets..................................   $55,755,723     $15,865,309     $24,465,559     $29,899,391    $17,126,373
                                                 ===========     ===========     ===========     ===========    ===========

NET ASSETS, representing:
  Accumulation units..........................   $55,755,723     $15,865,309     $24,465,559     $29,899,391    $17,126,373
                                                 -----------     -----------     -----------     -----------    -----------
                                                 $55,755,723     $15,865,309     $24,465,559     $29,899,391    $17,126,373
                                                 ===========     ===========     ===========     ===========    ===========

  Units outstanding...........................     3,233,775         917,514       1,372,581       1,562,753      1,680,911
                                                 ===========     ===========     ===========     ===========    ===========

  Portfolio shares held.......................     1,727,788         956,318         700,216       1,087,251      1,656,322
  Portfolio net asset value per share.........   $     32.27     $     16.59     $     34.94     $     27.50    $     10.34
  Investment in portfolio shares, at cost.....   $41,542,680     $11,004,190     $17,383,457     $20,181,155    $17,464,282

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------
                                                     AST                                        AST NEUBERGER
                                                LOOMIS SAYLES                   AST NEUBERGER   BERMAN / LSV     AST PIMCO
                                                  LARGE-CAP     AST MFS GROWTH  BERMAN MID-CAP  MID-CAP VALUE LIMITED MATURITY
                                               GROWTH PORTFOLIO   PORTFOLIO    GROWTH PORTFOLIO   PORTFOLIO    BOND PORTFOLIO
                                               ---------------- -------------- ---------------- ------------- ----------------
                                                  01/01/2014      01/01/2014      01/01/2014     01/01/2014      01/01/2014
                                                      TO              TO              TO             TO              TO
                                                  12/31/2014      12/31/2014      12/31/2014     12/31/2014      12/31/2014
                                               ---------------- -------------- ---------------- ------------- ----------------
INVESTMENT INCOME
  Dividend income.............................   $         -     $         -     $         -     $         -    $         -
                                                 -----------     -----------     -----------     -----------    -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................       865,382         251,358         385,913         452,026        289,793
                                                 -----------     -----------     -----------     -----------    -----------

NET INVESTMENT INCOME (LOSS)..................      (865,382)       (251,358)       (385,913)       (452,026)      (289,793)
                                                 -----------     -----------     -----------     -----------    -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........             -               -               -               -              -
  Realized gain (loss) on shares redeemed.....     2,011,355         909,083       1,128,895       1,310,629        (55,871)
  Net change in unrealized gain (loss) on
   investments................................     3,926,314         393,531         634,724       2,333,779         42,650
                                                 -----------     -----------     -----------     -----------    -----------

NET GAIN (LOSS) ON INVESTMENTS................     5,937,669       1,302,614       1,763,619       3,644,408        (13,221)
                                                 -----------     -----------     -----------     -----------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $ 5,072,287     $ 1,051,256     $ 1,377,706     $ 3,192,382    $  (303,014)
                                                 ===========     ===========     ===========     ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A7

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
AST T. ROWE                  AST T. ROWE   AST T. ROWE                                                      AST WELLINGTON
PRICE EQUITY    AST QMA US  PRICE NATURAL  PRICE ASSET                   AST J.P. MORGAN        AST           MANAGEMENT
   INCOME      EQUITY ALPHA   RESOURCES    ALLOCATION    AST MFS GLOBAL   INTERNATIONAL   TEMPLETON GLOBAL      HEDGED
 PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO   EQUITY PORTFOLIO EQUITY PORTFOLIO  BOND PORTFOLIO  EQUITY PORTFOLIO
------------   ------------ ------------- ------------  ---------------- ---------------- ---------------- ----------------
$29,330,380    $19,183,754   $29,775,366  $826,924,042    $23,598,907      $24,025,720      $16,051,541      $122,370,695
-----------    -----------   -----------  ------------    -----------      -----------      -----------      ------------
$29,330,380    $19,183,754   $29,775,366  $826,924,042    $23,598,907      $24,025,720      $16,051,541      $122,370,695
===========    ===========   ===========  ============    ===========      ===========      ===========      ============

$29,330,380    $19,183,754   $29,775,366  $826,924,042    $23,598,907      $24,025,720      $16,051,541      $122,370,695
-----------    -----------   -----------  ------------    -----------      -----------      -----------      ------------
$29,330,380    $19,183,754   $29,775,366  $826,924,042    $23,598,907      $24,025,720      $16,051,541      $122,370,695
===========    ===========   ===========  ============    ===========      ===========      ===========      ============

  1,935,274      1,015,750     2,901,523    58,767,522      1,464,731        2,075,409        1,535,267        10,289,385
===========    ===========   ===========  ============    ===========      ===========      ===========      ============

  2,215,286        908,752     1,429,446    35,054,008      1,503,115        1,001,907        1,482,137         9,673,573
$     13.24    $     21.11   $     20.83  $      23.59    $     15.70      $     23.98      $     10.83      $      12.65
$21,442,497    $15,050,830   $29,559,216  $651,420,516    $17,806,640      $21,317,236      $16,314,584      $106,380,673

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
AST T. ROWE                  AST T. ROWE   AST T. ROWE                                                      AST WELLINGTON
PRICE EQUITY    AST QMA US  PRICE NATURAL  PRICE ASSET                   AST J.P. MORGAN        AST           MANAGEMENT
   INCOME      EQUITY ALPHA   RESOURCES    ALLOCATION    AST MFS GLOBAL   INTERNATIONAL   TEMPLETON GLOBAL      HEDGED
 PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO   EQUITY PORTFOLIO EQUITY PORTFOLIO  BOND PORTFOLIO  EQUITY PORTFOLIO
------------   ------------ ------------- ------------  ---------------- ---------------- ---------------- ----------------
 01/01/2014     01/01/2014   01/01/2014    01/01/2014      01/01/2014       01/01/2014       01/01/2014       01/01/2014
     TO             TO           TO            TO              TO               TO               TO               TO
 12/31/2014     12/31/2014   12/31/2014    12/31/2014      12/31/2014       12/31/2014       12/31/2014       12/31/2014
------------   ------------ ------------- ------------  ---------------- ---------------- ---------------- ----------------

$         -    $         -   $         -  $          -    $         -      $         -      $         -      $          -
-----------    -----------   -----------  ------------    -----------      -----------      -----------      ------------



    457,693        221,324       530,679    12,726,900        360,400          404,763          247,632         1,719,170
-----------    -----------   -----------  ------------    -----------      -----------      -----------      ------------

   (457,693)      (221,324)     (530,679)  (12,726,900)      (360,400)        (404,763)        (247,632)       (1,719,170)
-----------    -----------   -----------  ------------    -----------      -----------      -----------      ------------

          -              -             -             -              -                -                -                 -
  1,191,710        583,641       934,958    11,069,461        679,852          514,197          (15,434)        1,558,550

    904,915      1,467,891    (3,370,690)   34,128,716        117,331       (2,123,233)         111,354         4,028,997
-----------    -----------   -----------  ------------    -----------      -----------      -----------      ------------

  2,096,625      2,051,532    (2,435,732)   45,198,177        797,183       (1,609,036)          95,920         5,587,547
-----------    -----------   -----------  ------------    -----------      -----------      -----------      ------------

$ 1,638,932    $ 1,830,208   $(2,966,411) $ 32,471,277    $   436,783      $(2,013,799)     $  (151,712)     $  3,868,377
===========    ===========   ===========  ============    ===========      ===========      ===========      ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                            SUBACCOUNTS
                                               --------------------------------------------------------------------
                                                             AST ACADEMIC                    AST
                                               AST CAPITAL    STRATEGIES   AST BALANCED  PRESERVATION      AST
                                               GROWTH ASSET     ASSET         ASSET         ASSET       FI PYRAMIS
                                                ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION   QUANTITATIVE
                                                PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                               ------------  ------------  ------------  ------------  ------------
ASSETS
  Investment in the portfolios, at fair value. $573,414,083  $375,742,025  $711,535,604  $486,778,128  $332,704,432
                                               ------------  ------------  ------------  ------------  ------------
  Net Assets.................................. $573,414,083  $375,742,025  $711,535,604  $486,778,128  $332,704,432
                                               ============  ============  ============  ============  ============

NET ASSETS, representing:
  Accumulation units.......................... $573,414,083  $375,742,025  $711,535,604  $486,778,128  $332,704,432
                                               ------------  ------------  ------------  ------------  ------------
                                               $573,414,083  $375,742,025  $711,535,604  $486,778,128  $332,704,432
                                               ============  ============  ============  ============  ============

  Units outstanding...........................   40,109,004    30,392,215    51,425,261    37,987,102    25,768,112
                                               ============  ============  ============  ============  ============

  Portfolio shares held.......................   38,253,108    28,792,492    48,403,783    34,969,693    27,473,529
  Portfolio net asset value per share......... $      14.99  $      13.05  $      14.70  $      13.92  $      12.11
  Investment in portfolio shares, at cost..... $439,439,169  $313,793,588  $550,285,175  $412,185,044  $274,822,728

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                            SUBACCOUNTS
                                               --------------------------------------------------------------------
                                                             AST ACADEMIC                    AST
                                               AST CAPITAL    STRATEGIES   AST BALANCED  PRESERVATION      AST
                                               GROWTH ASSET     ASSET         ASSET         ASSET       FI PYRAMIS
                                                ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION   QUANTITATIVE
                                                PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                               ------------  ------------  ------------  ------------  ------------
                                                01/01/2014    01/01/2014    01/01/2014    01/01/2014    01/01/2014
                                                    TO            TO            TO            TO            TO
                                                12/31/2014    12/31/2014    12/31/2014    12/31/2014    12/31/2014
                                               ------------  ------------  ------------  ------------  ------------
INVESTMENT INCOME
  Dividend income............................. $          -  $          -  $          -  $          -  $          -
                                               ------------  ------------  ------------  ------------  ------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................    8,979,847     6,771,357    11,275,381     7,947,711     5,353,843
                                               ------------  ------------  ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS)..................   (8,979,847)   (6,771,357)  (11,275,381)   (7,947,711)   (5,353,843)
                                               ------------  ------------  ------------  ------------  ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........            -             -             -             -             -
  Realized gain (loss) on shares redeemed.....    8,270,344     8,887,813    12,339,698     7,214,935     5,266,720
  Net change in unrealized gain (loss) on
   investments................................   27,772,086     5,280,870    31,171,828    19,712,369     5,068,068
                                               ------------  ------------  ------------  ------------  ------------

NET GAIN (LOSS) ON INVESTMENTS................   36,042,430    14,168,683    43,511,526    26,927,304    10,334,788
                                               ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $ 27,062,583  $  7,397,326  $ 32,236,145  $ 18,979,593  $  4,980,945
                                               ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A9

                                           SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
                              AST T. ROWE
AST PRUDENTIAL      AST          PRICE                      AST                          AST           AST
    GROWTH        ADVANCED     LARGE-CAP    AST MONEY    SMALL-CAP     AST PIMCO    INTERNATIONAL INTERNATIONAL
  ALLOCATION     STRATEGIES     GROWTH        MARKET       GROWTH     TOTAL RETURN      VALUE        GROWTH
  PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO   BOND PORTFOLIO   PORTFOLIO     PORTFOLIO
--------------  ------------  -----------  -----------  -----------  -------------- ------------- -------------
 $372,174,090   $607,972,984  $57,338,066  $16,760,208  $19,788,588   $231,463,539   $8,945,209    $17,533,604
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------
 $372,174,090   $607,972,984  $57,338,066  $16,760,208  $19,788,588   $231,463,539   $8,945,209    $17,533,604
 ============   ============  ===========  ===========  ===========   ============   ==========    ===========

 $372,174,090   $607,972,984  $57,338,066  $16,760,208  $19,788,588   $231,463,539   $8,945,209    $17,533,604
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------
 $372,174,090   $607,972,984  $57,338,066  $16,760,208  $19,788,588   $231,463,539   $8,945,209    $17,533,604
 ============   ============  ===========  ===========  ===========   ============   ==========    ===========

   26,711,521     43,576,045    3,052,980    1,792,812    1,093,068     20,088,453      788,321      1,493,204
 ============   ============  ===========  ===========  ===========   ============   ==========    ===========

   28,497,250     40,694,310    2,567,759   16,760,208      622,283     18,068,973      522,501      1,314,363
 $      13.06   $      14.94  $     22.33  $      1.00  $     31.80   $      12.81   $    17.12    $     13.34
 $297,299,008   $483,198,750  $38,866,205  $16,760,208  $14,534,861   $219,758,856   $8,072,140    $15,184,271

                                           SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
                              AST T. ROWE
AST PRUDENTIAL      AST          PRICE                      AST                          AST           AST
    GROWTH        ADVANCED     LARGE-CAP    AST MONEY    SMALL-CAP     AST PIMCO    INTERNATIONAL INTERNATIONAL
  ALLOCATION     STRATEGIES     GROWTH        MARKET       GROWTH     TOTAL RETURN      VALUE        GROWTH
  PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO   BOND PORTFOLIO   PORTFOLIO     PORTFOLIO
--------------  ------------  -----------  -----------  -----------  -------------- ------------- -------------
  01/01/2014     01/01/2014   01/01/2014    01/01/2014   01/01/2014    01/01/2014    01/01/2014    01/01/2014
      TO             TO           TO            TO           TO            TO            TO            TO
  12/31/2014     12/31/2014   12/31/2014    12/31/2014   12/31/2014    12/31/2014    12/31/2014    12/31/2014
--------------  ------------  -----------  -----------  -----------  -------------- ------------- -------------

 $          -   $          -  $         -  $         -  $         -   $          -   $        -    $         -
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------

    5,597,186      9,320,103      957,168      315,276      325,580      3,970,272      151,192        270,495
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------

   (5,597,186)    (9,320,103)    (957,168)    (315,276)    (325,580)    (3,970,272)    (151,192)      (270,495)
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------

            -              -            -            -            -              -            -              -
    5,196,985      7,154,400    3,487,534            -    1,039,086      1,568,157      167,621        322,337
   24,233,649     26,828,542    1,113,161            -     (299,395)     8,504,979     (803,419)    (1,320,081)
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------

   29,430,634     33,982,942    4,600,695            -      739,691     10,073,136     (635,798)      (997,744)
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------

 $ 23,833,448   $ 24,662,839  $ 3,643,527  $  (315,276) $   414,111   $  6,102,864   $ (786,990)   $(1,268,239)
 ============   ============  ===========  ===========  ===========   ============   ==========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                               SUBACCOUNTS
                                               ---------------------------------------------------------------------------
                                               NVIT DEVELOPING AST INVESTMENT   AST WESTERN
                                               MARKETS FUND -    GRADE BOND   ASSET CORE PLUS    AST BOND       AST BOND
                                                  CLASS II       PORTFOLIO    BOND PORTFOLIO  PORTFOLIO 2018 PORTFOLIO 2019
                                               --------------- -------------- --------------- -------------- --------------
ASSETS
  Investment in the portfolios, at fair value.    $665,658      $55,402,859     $57,740,320    $18,216,573     $1,131,411
                                                  --------      -----------     -----------    -----------     ----------
  Net Assets..................................    $665,658      $55,402,859     $57,740,320    $18,216,573     $1,131,411
                                                  ========      ===========     ===========    ===========     ==========

NET ASSETS, representing:
  Accumulation units..........................    $665,658      $55,402,859     $57,740,320    $18,216,573     $1,131,411
                                                  --------      -----------     -----------    -----------     ----------
                                                  $665,658      $55,402,859     $57,740,320    $18,216,573     $1,131,411
                                                  ========      ===========     ===========    ===========     ==========

  Units outstanding...........................      48,439        4,188,300       4,879,915      1,578,300         95,412
                                                  ========      ===========     ===========    ===========     ==========

  Portfolio shares held.......................     114,178        8,123,586       5,096,233      1,476,221        110,167
  Portfolio net asset value per share.........    $   5.83      $      6.82     $     11.33    $     12.34     $    10.27
  Investment in portfolio shares, at cost.....    $832,652      $54,700,425     $54,651,578    $17,578,354     $1,113,090

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                               SUBACCOUNTS
                                               ---------------------------------------------------------------------------
                                               NVIT DEVELOPING AST INVESTMENT   AST WESTERN
                                               MARKETS FUND -    GRADE BOND   ASSET CORE PLUS    AST BOND       AST BOND
                                                  CLASS II       PORTFOLIO    BOND PORTFOLIO  PORTFOLIO 2018 PORTFOLIO 2019
                                               --------------- -------------- --------------- -------------- --------------
                                                 01/01/2014      01/01/2014     01/01/2014      01/01/2014     01/01/2014
                                                     TO              TO             TO              TO             TO
                                                 12/31/2014      12/31/2014     12/31/2014      12/31/2014     12/31/2014
                                               --------------- -------------- --------------- -------------- --------------
INVESTMENT INCOME
  Dividend income.............................    $  5,215      $         -     $         -    $         -     $        -
                                                  --------      -----------     -----------    -----------     ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................      10,264          701,558         937,639        445,245         28,463
                                                  --------      -----------     -----------    -----------     ----------

NET INVESTMENT INCOME (LOSS)..................      (5,049)        (701,558)       (937,639)      (445,245)       (28,463)
                                                  --------      -----------     -----------    -----------     ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........           -                -               -              -              -
  Realized gain (loss) on shares redeemed.....     (26,648)       2,162,687         474,291        216,922           (543)
  Net change in unrealized gain (loss) on
   investments................................     (21,895)         416,489       3,220,223        334,282         64,656
                                                  --------      -----------     -----------    -----------     ----------

NET GAIN (LOSS) ON INVESTMENTS................     (48,543)       2,579,176       3,694,514        551,204         64,113
                                                  --------      -----------     -----------    -----------     ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................    $(53,592)     $ 1,877,618     $ 2,756,875    $   105,959     $   35,650
                                                  ========      ===========     ===========    ===========     ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A11

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
AST GLOBAL     AST PARAMETRIC    AST GOLDMAN    AST SCHRODERS    AST RCM     AST J.P. MORGAN   AST GOLDMAN   AST FI PYRAMIS(R)
REAL ESTATE   EMERGING MARKETS SACHS SMALL-CAP GLOBAL TACTICAL WORLD TRENDS  GLOBAL THEMATIC  SACHS MULTI-   ASSET ALLOCATION
 PORTFOLIO    EQUITY PORTFOLIO VALUE PORTFOLIO    PORTFOLIO     PORTFOLIO       PORTFOLIO    ASSET PORTFOLIO     PORTFOLIO
-----------   ---------------- --------------- --------------- ------------  --------------- --------------- -----------------
$9,050,399      $26,823,071      $30,102,425    $281,552,688   $341,954,930   $177,267,302    $190,575,614     $225,855,186
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------
$9,050,399      $26,823,071      $30,102,425    $281,552,688   $341,954,930   $177,267,302    $190,575,614     $225,855,186
==========      ===========      ===========    ============   ============   ============    ============     ============

$9,050,399      $26,823,071      $30,102,425    $281,552,688   $341,954,930   $177,267,302    $190,575,614     $225,855,186
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------
$9,050,399      $26,823,071      $30,102,425    $281,552,688   $341,954,930   $177,267,302    $190,575,614     $225,855,186
==========      ===========      ===========    ============   ============   ============    ============     ============

   606,111        2,742,367        1,619,382      20,067,331     27,104,020     12,870,017      15,715,244       16,377,933
==========      ===========      ===========    ============   ============   ============    ============     ============

   807,350        3,137,201        1,670,501      19,010,985     28,330,980     13,258,587      15,750,051       16,968,834
$    11.21      $      8.55      $     18.02    $      14.81   $      12.07   $      13.37    $      12.10     $      13.31
$7,412,992      $27,370,888      $20,734,392    $221,377,689   $288,367,981   $141,956,914    $166,164,223     $183,078,009

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
AST GLOBAL     AST PARAMETRIC    AST GOLDMAN    AST SCHRODERS    AST RCM     AST J.P. MORGAN   AST GOLDMAN   AST FI PYRAMIS(R)
REAL ESTATE   EMERGING MARKETS SACHS SMALL-CAP GLOBAL TACTICAL WORLD TRENDS  GLOBAL THEMATIC  SACHS MULTI-   ASSET ALLOCATION
 PORTFOLIO    EQUITY PORTFOLIO VALUE PORTFOLIO    PORTFOLIO     PORTFOLIO       PORTFOLIO    ASSET PORTFOLIO     PORTFOLIO
-----------   ---------------- --------------- --------------- ------------  --------------- --------------- -----------------
01/01/2014       01/01/2014      01/01/2014      01/01/2014     01/01/2014     01/01/2014      01/01/2014       01/01/2014
    TO               TO              TO              TO             TO             TO              TO               TO
12/31/2014       12/31/2014      12/31/2014      12/31/2014     12/31/2014     12/31/2014      12/31/2014       12/31/2014
-----------   ---------------- --------------- --------------- ------------  --------------- --------------- -----------------
$        -      $         -      $         -    $          -   $          -   $          -    $          -     $          -
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------

   141,623          484,275          469,153       4,334,782      5,169,886      2,711,059       2,916,652        3,446,040
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------

  (141,623)        (484,275)        (469,153)     (4,334,782)    (5,169,886)    (2,711,059)     (2,916,652)      (3,446,040)
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------

         -                -                -               -              -              -               -                -
   357,106          463,733        1,402,329       3,779,469      3,187,450      2,658,885       2,410,558        2,835,071
   755,076       (1,798,171)         579,970      11,646,313     13,082,335      7,804,797       4,699,343        8,775,830
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------
 1,112,182       (1,334,438)       1,982,299      15,425,782     16,269,785     10,463,682       7,109,901       11,610,901
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------

$  970,559      $(1,818,713)     $ 1,513,146    $ 11,091,000   $ 11,099,899   $  7,752,623    $  4,193,249     $  8,164,861
==========      ===========      ===========    ============   ============   ============    ============     ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                       SUBACCOUNTS
                                               -----------------------------------------------------------
                                               PROFUND VP   PROFUND VP
                                                CONSUMER  CONSUMER GOODS PROFUND VP PROFUND VP  PROFUND VP
                                                SERVICES    PORTFOLIO    FINANCIALS HEALTH CARE INDUSTRIALS
                                               ---------- -------------- ---------- ----------- -----------
ASSETS
  Investment in the portfolios, at fair value.  $278,718     $133,729     $322,697   $347,470    $282,528
                                                --------     --------     --------   --------    --------
  Net Assets..................................  $278,718     $133,729     $322,697   $347,470    $282,528
                                                ========     ========     ========   ========    ========

NET ASSETS, representing:
  Accumulation units..........................  $278,718     $133,729     $322,697   $347,470    $282,528
                                                --------     --------     --------   --------    --------
                                                $278,718     $133,729     $322,697   $347,470    $282,528
                                                ========     ========     ========   ========    ========

  Units outstanding...........................    13,436        7,950       32,692     16,567      20,137
                                                ========     ========     ========   ========    ========

  Portfolio shares held.......................     4,345        2,387       10,235      5,438       4,685
  Portfolio net asset value per share.........  $  64.15     $  56.02     $  31.53   $  63.90    $  60.31
  Investment in portfolio shares, at cost.....  $141,352     $ 78,612     $183,259   $169,477    $217,200

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                       SUBACCOUNTS
                                               -----------------------------------------------------------
                                               PROFUND VP   PROFUND VP
                                                CONSUMER  CONSUMER GOODS PROFUND VP PROFUND VP  PROFUND VP
                                                SERVICES    PORTFOLIO    FINANCIALS HEALTH CARE INDUSTRIALS
                                               ---------- -------------- ---------- ----------- -----------
                                               01/01/2014   01/01/2014   01/01/2014 01/01/2014  01/01/2014
                                                   TO           TO           TO         TO          TO
                                               12/31/2014   12/31/2014   12/31/2014 12/31/2014  12/31/2014
                                               ---------- -------------- ---------- ----------- -----------
INVESTMENT INCOME
  Dividend income.............................  $      -     $  1,102     $    706   $    288    $    831
                                                --------     --------     --------   --------    --------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................     4,766        2,345        5,077      5,350       5,130
                                                --------     --------     --------   --------    --------

NET INVESTMENT INCOME (LOSS)..................    (4,766)      (1,243)      (4,371)    (5,062)     (4,299)
                                                --------     --------     --------   --------    --------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........       333            -            -          -           -
  Realized gain (loss) on shares redeemed.....    67,925       38,956       47,262     60,750      52,926
  Net change in unrealized gain (loss) on
   investments................................   (33,409)     (26,069)      (8,716)    15,416     (33,290)
                                                --------     --------     --------   --------    --------

NET GAIN (LOSS) ON INVESTMENTS................    34,849       12,887       38,546     76,166      19,636
                                                --------     --------     --------   --------    --------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $ 30,083     $ 11,644     $ 34,175   $ 71,104    $ 15,337
                                                ========     ========     ========   ========    ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A13

                                    SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------
PROFUND VP  PROFUND VP             PROFUND VP PROFUND VP                               PROFUND VP
 MID-CAP     MID-CAP   PROFUND VP  SMALL-CAP  SMALL-CAP      PROFUND VP     PROFUND VP LARGE-CAP
  GROWTH      VALUE    REAL ESTATE   GROWTH     VALUE    TELECOMMUNICATIONS UTILITIES    GROWTH
----------  ---------- ----------- ---------- ---------- ------------------ ---------- ----------
 $ 41,681    $29,902    $154,667    $ 54,853   $15,295        $101,798       $114,645   $102,950
 --------    -------    --------    --------   -------        --------       --------   --------
 $ 41,681    $29,902    $154,667    $ 54,853   $15,295        $101,798       $114,645   $102,950
 ========    =======    ========    ========   =======        ========       ========   ========

 $ 41,681    $29,902    $154,667    $ 54,853   $15,295        $101,798       $114,645   $102,950
 --------    -------    --------    --------   -------        --------       --------   --------
 $ 41,681    $29,902    $154,667    $ 54,853   $15,295        $101,798       $114,645   $102,950
 ========    =======    ========    ========   =======        ========       ========   ========

    2,670      1,965      12,500       3,393       975           9,211          8,812      6,647
 ========    =======    ========    ========   =======        ========       ========   ========

      865        710       2,462       1,465       361          11,948          2,639      1,799
 $  48.21    $ 42.11    $  62.83    $  37.45   $ 42.32        $   8.52       $  43.44   $  57.23
 $ 30,483    $16,693    $109,560    $ 51,882   $ 9,028        $ 90,954       $ 80,552   $ 91,998

                                    SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------
PROFUND VP  PROFUND VP             PROFUND VP PROFUND VP                               PROFUND VP
 MID-CAP     MID-CAP   PROFUND VP  SMALL-CAP  SMALL-CAP      PROFUND VP     PROFUND VP LARGE-CAP
  GROWTH      VALUE    REAL ESTATE   GROWTH     VALUE    TELECOMMUNICATIONS UTILITIES    GROWTH
----------  ---------- ----------- ---------- ---------- ------------------ ---------- ----------
01/01/2014  01/01/2014 01/01/2014  01/01/2014 01/01/2014     01/01/2014     01/01/2014 01/01/2014
    TO          TO         TO          TO         TO             TO             TO         TO
12/31/2014  12/31/2014 12/31/2014  12/31/2014 12/31/2014     12/31/2014     12/31/2014 12/31/2014
----------  ---------- ----------- ---------- ---------- ------------------ ---------- ----------

 $      -    $    45    $  2,280    $      -   $     -        $  5,594       $  2,412   $     51
 --------    -------    --------    --------   -------        --------       --------   --------



      901        553       2,248       1,147       224           1,888          2,162        670
 --------    -------    --------    --------   -------        --------       --------   --------

     (901)      (508)         32      (1,147)     (224)          3,706            250       (619)
 --------    -------    --------    --------   -------        --------       --------   --------

    5,614          -           -      12,406       619               -              -          -
   12,667     11,361       6,104       1,318     1,210          10,150         20,066      6,240
  (17,299)    (7,827)     25,347     (12,779)     (405)        (14,501)         8,422     (1,975)
 --------    -------    --------    --------   -------        --------       --------   --------

      982      3,534      31,451         945     1,424          (4,351)        28,488      4,265
 --------    -------    --------    --------   -------        --------       --------   --------

 $     81    $ 3,026    $ 31,483    $   (202)  $ 1,200        $   (645)      $ 28,738   $  3,646
 ========    =======    ========    ========   =======        ========       ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                          SUBACCOUNTS
                                               -----------------------------------------------------------------
                                                                             AST
                                                                            BOSTON        AST
                                                                           PARTNERS     JENNISON
                                               PROFUND VP                 LARGE-CAP    LARGE-CAP
                                               LARGE-CAP     AST BOND       VALUE        GROWTH       AST BOND
                                                 VALUE    PORTFOLIO 2020  PORTFOLIO    PORTFOLIO   PORTFOLIO 2017
                                               ---------- -------------- -----------  -----------  --------------
ASSETS
  Investment in the portfolios, at fair value.  $40,208     $3,445,666   $10,969,153  $16,896,818   $11,150,189
                                                -------     ----------   -----------  -----------   -----------
  Net Assets..................................  $40,208     $3,445,666   $10,969,153  $16,896,818   $11,150,189
                                                =======     ==========   ===========  ===========   ===========

NET ASSETS, representing:
  Accumulation units..........................  $40,208     $3,445,666   $10,969,153  $16,896,818   $11,150,189
                                                -------     ----------   -----------  -----------   -----------
                                                $40,208     $3,445,666   $10,969,153  $16,896,818   $11,150,189
                                                =======     ==========   ===========  ===========   ===========

  Units outstanding...........................    3,175        282,427       716,697      972,440       990,838
                                                =======     ==========   ===========  ===========   ===========

  Portfolio shares held.......................    1,042        526,056       600,720      805,761       923,794
  Portfolio net asset value per share.........  $ 38.58     $     6.55   $     18.26  $     20.97   $     12.07
  Investment in portfolio shares, at cost.....  $23,983     $3,337,463   $ 8,105,230  $12,248,017   $10,897,031

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                          SUBACCOUNTS
                                               -----------------------------------------------------------------
                                                                             AST
                                                                            BOSTON        AST
                                                                           PARTNERS     JENNISON
                                               PROFUND VP                 LARGE-CAP    LARGE-CAP
                                               LARGE-CAP     AST BOND       VALUE        GROWTH       AST BOND
                                                 VALUE    PORTFOLIO 2020  PORTFOLIO    PORTFOLIO   PORTFOLIO 2017
                                               ---------- -------------- -----------  -----------  --------------
                                               01/01/2014   01/01/2014    01/01/2014   01/01/2014    01/01/2014
                                                   TO           TO            TO           TO            TO
                                               12/31/2014   12/31/2014    12/31/2014   12/31/2014    12/31/2014
                                               ---------- -------------- -----------  -----------  --------------
INVESTMENT INCOME
  Dividend income.............................  $   322     $        -   $         -  $         -   $         -
                                                -------     ----------   -----------  -----------   -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................      739         83,316       168,238      247,807       266,442
                                                -------     ----------   -----------  -----------   -----------

NET INVESTMENT INCOME (LOSS)..................     (417)       (83,316)     (168,238)    (247,807)     (266,442)
                                                -------     ----------   -----------  -----------   -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........        -              -             -            -             -
  Realized gain (loss) on shares redeemed.....   13,811         61,915       358,341      806,360       171,195
  Net change in unrealized gain (loss) on
   investments................................   (9,461)       179,486       643,128      628,344        20,683
                                                -------     ----------   -----------  -----------   -----------

NET GAIN (LOSS) ON INVESTMENTS................    4,350        241,401     1,001,469    1,434,704       191,878
                                                -------     ----------   -----------  -----------   -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $ 3,933     $  158,085   $   833,231  $ 1,186,897   $   (74,564)
                                                =======     ==========   ===========  ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A15

                                                  SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
                WELLS FARGO   WELLS FARGO
               ADVANTAGE VT  ADVANTAGE VT    WELLS FARGO                                                      WELLS FARGO
               INTERNATIONAL     OMEGA      ADVANTAGE VT                  AST QUANTITATIVE   AST BLACKROCK    ADVANTAGE VT
   AST BOND    EQUITY FUND - GROWTH FUND - SMALL CAP VALUE    AST BOND        MODELING     GLOBAL STRATEGIES  OPPORTUNITY
PORTFOLIO 2021    CLASS 1       CLASS 1    FUND - CLASS 1  PORTFOLIO 2022    PORTFOLIO         PORTFOLIO     FUND - CLASS 1
-------------- ------------- ------------- --------------- -------------- ---------------- ----------------- --------------
 $13,413,627      $41,592      $324,161        $62,353       $9,668,636      $5,511,312      $129,183,964       $179,356
 -----------      -------      --------        -------       ----------      ----------      ------------       --------
 $13,413,627      $41,592      $324,161        $62,353       $9,668,636      $5,511,312      $129,183,964       $179,356
 ===========      =======      ========        =======       ==========      ==========      ============       ========

 $13,413,627      $41,592      $324,161        $62,353       $9,668,636      $5,511,312      $129,183,964       $179,356
 -----------      -------      --------        -------       ----------      ----------      ------------       --------
 $13,413,627      $41,592      $324,161        $62,353       $9,668,636      $5,511,312      $129,183,964       $179,356
 ===========      =======      ========        =======       ==========      ==========      ============       ========

   1,065,565        2,755       106,291          4,413          815,317         470,626        11,411,274         10,496
 ===========      =======      ========        =======       ==========      ==========      ============       ========

     956,749        8,454        11,758          5,592          750,671         415,321        10,765,330          6,223
 $     14.02      $  4.92      $  27.57        $ 11.15       $    12.88      $    13.27      $      12.00       $  28.82
 $12,903,184      $40,312      $253,275        $41,658       $9,226,449      $5,324,032      $110,643,236       $103,345

                                                  SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
                WELLS FARGO   WELLS FARGO
               ADVANTAGE VT  ADVANTAGE VT    WELLS FARGO                                                      WELLS FARGO
               INTERNATIONAL     OMEGA      ADVANTAGE VT                  AST QUANTITATIVE   AST BLACKROCK    ADVANTAGE VT
   AST BOND    EQUITY FUND - GROWTH FUND - SMALL CAP VALUE    AST BOND        MODELING     GLOBAL STRATEGIES  OPPORTUNITY
PORTFOLIO 2021    CLASS 1       CLASS 1    FUND - CLASS 1  PORTFOLIO 2022    PORTFOLIO         PORTFOLIO     FUND - CLASS 1
-------------- ------------- ------------- --------------- -------------- ---------------- ----------------- --------------
  01/01/2014    01/01/2014    01/01/2014     01/01/2014      01/01/2014      01/01/2014       01/01/2014       01/01/2014
      TO            TO            TO             TO              TO              TO               TO               TO
  12/31/2014    12/31/2014    12/31/2014     12/31/2014      12/31/2014      12/31/2014       12/31/2014       12/31/2014
-------------- ------------- ------------- --------------- -------------- ---------------- ----------------- --------------
 $         -      $ 1,476      $      -        $   408       $        -      $        -      $          -       $    524
 -----------      -------      --------        -------       ----------      ----------      ------------       --------



     250,609          849         5,435          1,095          238,109          38,811         1,994,234          2,970
 -----------      -------      --------        -------       ----------      ----------      ------------       --------

    (250,609)         627        (5,435)          (687)        (238,109)        (38,811)       (1,994,234)        (2,446)
 -----------      -------      --------        -------       ----------      ----------      ------------       --------

           -        1,155        61,110              -                -               -                 -              -
     213,059          540         2,236          2,074          104,393          16,269         1,645,536          5,379

     561,324       (5,861)      (50,565)           600        1,074,534         159,423         4,198,572         12,031
 -----------      -------      --------        -------       ----------      ----------      ------------       --------
     774,383       (4,166)       12,781          2,674        1,178,927         175,692         5,844,108         17,410
 -----------      -------      --------        -------       ----------      ----------      ------------       --------

 $   523,774      $(3,539)     $  7,346        $ 1,987       $  940,818      $  136,881      $  3,849,874       $ 14,964
 ===========      =======      ========        =======       ==========      ==========      ============       ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------
                                                                                               AST FRANKLIN        AST NEW
                                               AST PRUDENTIAL AST NEUBERGER                 TEMPLETON FOUNDING DISCOVERY ASSET
                                                 CORE BOND     BERMAN CORE      AST BOND     FUNDS ALLOCATION    ALLOCATION
                                                 PORTFOLIO    BOND PORTFOLIO PORTFOLIO 2023     PORTFOLIO         PORTFOLIO
                                               -------------- -------------- -------------- ------------------ ---------------
ASSETS
  Investment in the portfolios, at fair value.  $10,900,762     $5,098,745    $14,972,825      $276,282,080      $49,993,488
                                                -----------     ----------    -----------      ------------      -----------
  Net Assets..................................  $10,900,762     $5,098,745    $14,972,825      $276,282,080      $49,993,488
                                                ===========     ==========    ===========      ============      ===========

NET ASSETS, representing:
  Accumulation units..........................  $10,900,762     $5,098,745    $14,972,825      $276,282,080      $49,993,488
                                                -----------     ----------    -----------      ------------      -----------
                                                $10,900,762     $5,098,745    $14,972,825      $276,282,080      $49,993,488
                                                ===========     ==========    ===========      ============      ===========

  Units outstanding...........................    1,019,821        497,230      1,492,799        20,694,303        4,049,840
                                                ===========     ==========    ===========      ============      ===========

  Portfolio shares held.......................      973,282        471,233      1,399,329        19,790,980        3,878,471
  Portfolio net asset value per share.........  $     11.20     $    10.82    $     10.70      $      13.96      $     12.89
  Investment in portfolio shares, at cost.....  $10,445,504     $4,910,349    $13,713,435      $215,313,144      $42,841,118

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------
                                                                                               AST FRANKLIN        AST NEW
                                               AST PRUDENTIAL AST NEUBERGER                 TEMPLETON FOUNDING DISCOVERY ASSET
                                                 CORE BOND     BERMAN CORE      AST BOND     FUNDS ALLOCATION    ALLOCATION
                                                 PORTFOLIO    BOND PORTFOLIO PORTFOLIO 2023     PORTFOLIO         PORTFOLIO
                                               -------------- -------------- -------------- ------------------ ---------------
                                                 01/01/2014     01/01/2014     01/01/2014       01/01/2014       01/01/2014
                                                     TO             TO             TO               TO               TO
                                                 12/31/2014     12/31/2014     12/31/2014       12/31/2014       12/31/2014
                                               -------------- -------------- -------------- ------------------ ---------------
INVESTMENT INCOME
  Dividend income.............................  $         -     $        -    $         -      $          -      $         -
                                                -----------     ----------    -----------      ------------      -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................      128,765         93,820        506,229         4,645,370          724,089
                                                -----------     ----------    -----------      ------------      -----------

NET INVESTMENT INCOME (LOSS)..................     (128,765)       (93,820)      (506,229)       (4,645,370)        (724,089)
                                                -----------     ----------    -----------      ------------      -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........            -              -              -                 -                -
  Realized gain (loss) on shares redeemed.....       51,306         73,639        833,343         4,101,636          752,924
  Net change in unrealized gain (loss) on
   investments................................      460,266        213,948      2,263,054         4,829,715        1,462,200
                                                -----------     ----------    -----------      ------------      -----------

NET GAIN (LOSS) ON INVESTMENTS................      511,572        287,587      3,096,397         8,931,351        2,215,124
                                                -----------     ----------    -----------      ------------      -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $   382,807     $  193,767    $ 2,590,168      $  4,285,981      $ 1,491,035
                                                ===========     ==========    ===========      ============      ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A17

                                                SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
 AST WESTERN                                     AST AQR                        AST QMA         AST
ASSET EMERGING     AST MFS                       EMERGING    AST CLEARBRIDGE    EMERGING    MULTI-SECTOR  AST BLACKROCK
 MARKETS DEBT     LARGE-CAP       AST BOND    MARKETS EQUITY DIVIDEND GROWTH MARKETS EQUITY FIXED INCOME   ISHARES ETF
  PORTFOLIO    VALUE PORTFOLIO PORTFOLIO 2024   PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
-------------- --------------- -------------- -------------- --------------- -------------- ------------  -------------
   $233,811      $1,826,616      $9,468,395      $150,018      $5,341,869       $147,470    $354,013,766   $16,754,838
   --------      ----------      ----------      --------      ----------       --------    ------------   -----------
   $233,811      $1,826,616      $9,468,395      $150,018      $5,341,869       $147,470    $354,013,766   $16,754,838
   ========      ==========      ==========      ========      ==========       ========    ============   ===========

   $233,811      $1,826,616      $9,468,395      $150,018      $5,341,869       $147,470    $354,013,766   $16,754,838
   --------      ----------      ----------      --------      ----------       --------    ------------   -----------
   $233,811      $1,826,616      $9,468,395      $150,018      $5,341,869       $147,470    $354,013,766   $16,754,838
   ========      ==========      ==========      ========      ==========       ========    ============   ===========

     24,810         126,017         965,664        15,496         410,974         15,686      34,124,093     1,564,876
   ========      ==========      ==========      ========      ==========       ========    ============   ===========

     24,030         120,093         927,365        15,123         397,461         15,523      32,931,513     1,523,167
   $   9.73      $    15.21      $    10.21      $   9.92      $    13.44       $   9.50    $      10.75   $     11.00
   $244,174      $1,568,679      $8,867,278      $156,000      $4,787,525       $157,766    $333,149,697   $16,094,280

                                                SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
 AST WESTERN                                     AST AQR                        AST QMA         AST
ASSET EMERGING     AST MFS                       EMERGING    AST CLEARBRIDGE    EMERGING    MULTI-SECTOR  AST BLACKROCK
 MARKETS DEBT     LARGE-CAP       AST BOND    MARKETS EQUITY DIVIDEND GROWTH MARKETS EQUITY FIXED INCOME   ISHARES ETF
  PORTFOLIO    VALUE PORTFOLIO PORTFOLIO 2024   PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
-------------- --------------- -------------- -------------- --------------- -------------- ------------  -------------
  01/01/2014     01/01/2014      01/01/2014     01/01/2014     01/01/2014      01/01/2014    01/01/2014    01/01/2014
      TO             TO              TO             TO             TO              TO            TO            TO
  12/31/2014     12/31/2014      12/31/2014     12/31/2014     12/31/2014      12/31/2014    12/31/2014    12/31/2014
-------------- --------------- -------------- -------------- --------------- -------------- ------------  -------------

   $      -      $        -      $        -      $      -      $        -       $      -    $          -   $         -
   --------      ----------      ----------      --------      ----------       --------    ------------   -----------

      1,942          26,531         149,320         1,408          53,959            470       4,316,992       202,628
   --------      ----------      ----------      --------      ----------       --------    ------------   -----------

     (1,942)        (26,531)       (149,320)       (1,408)        (53,959)          (470)     (4,316,992)     (202,628)
   --------      ----------      ----------      --------      ----------       --------    ------------   -----------

          -               -               -             -               -              -               -             -
       (497)         53,992         230,527           130          34,260         (1,862)         15,388        55,943
     (2,659)        115,503         869,375        (6,447)        409,081        (10,908)     20,119,763       325,129
   --------      ----------      ----------      --------      ----------       --------    ------------   -----------
     (3,156)        169,495       1,099,902        (6,317)        443,341        (12,770)     20,135,151       381,072
   --------      ----------      ----------      --------      ----------       --------    ------------   -----------

   $ (5,098)     $  142,964      $  950,582      $ (7,725)     $  389,382       $(13,240)   $ 15,818,159   $   178,444
   ========      ==========      ==========      ========      ==========       ========    ============   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                           SUBACCOUNTS
                                               -------------------------------------------------------------------

                                                  AST FRANKLIN          AST
                                               TEMPLETON FOUNDING DEFENSIVE ASSET  AST AQR    AST QMA    AST BOND
                                                   FUNDS PLUS       ALLOCATION    LARGE-CAP  LARGE-CAP   PORTFOLIO
                                                   PORTFOLIO         PORTFOLIO    PORTFOLIO  PORTFOLIO     2025
                                               ------------------ --------------- ---------- ---------- -----------
ASSETS
  Investment in the portfolios, at fair value.    $53,045,531       $19,831,050    $456,341   $169,840  $3,245,647
                                                  -----------       -----------    --------   --------  ----------
  Net Assets..................................    $53,045,531       $19,831,050    $456,341   $169,840  $3,245,647
                                                  ===========       ===========    ========   ========  ==========

NET ASSETS, representing:
  Accumulation units..........................    $53,045,531       $19,831,050    $456,341   $169,840  $3,245,647
                                                  -----------       -----------    --------   --------  ----------
                                                  $53,045,531       $19,831,050    $456,341   $169,840  $3,245,647
                                                  ===========       ===========    ========   ========  ==========

  Units outstanding...........................      4,855,700         1,980,227      35,106     13,115     287,561
                                                  ===========       ===========    ========   ========  ==========

  Portfolio shares held.......................      4,727,766         1,923,477      34,260     12,479     281,985
  Portfolio net asset value per share.........    $     11.22       $     10.31    $  13.32   $  13.61  $    11.51
  Investment in portfolio shares, at cost.....    $51,564,711       $19,206,328    $417,090   $164,943  $3,132,821

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                           SUBACCOUNTS
                                               -------------------------------------------------------------------

                                                  AST FRANKLIN          AST
                                               TEMPLETON FOUNDING DEFENSIVE ASSET  AST AQR    AST QMA    AST BOND
                                                   FUNDS PLUS       ALLOCATION    LARGE-CAP  LARGE-CAP   PORTFOLIO
                                                   PORTFOLIO         PORTFOLIO    PORTFOLIO  PORTFOLIO     2025
                                               ------------------ --------------- ---------- ---------- -----------
                                                   01/01/2014       01/01/2014    01/01/2014 01/01/2014 01/02/2014*
                                                       TO               TO            TO         TO         TO
                                                   12/31/2014       12/31/2014    12/31/2014 12/31/2014 12/31/2014
                                               ------------------ --------------- ---------- ---------- -----------
INVESTMENT INCOME
  Dividend income.............................    $         -       $         -    $      -   $      -  $        -
                                                  -----------       -----------    --------   --------  ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................        634,374           258,440       3,354        406      15,830
                                                  -----------       -----------    --------   --------  ----------

NET INVESTMENT INCOME (LOSS)..................       (634,374)         (258,440)     (3,354)      (406)    (15,830)
                                                  -----------       -----------    --------   --------  ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              -                 -           -          -           -
  Realized gain (loss) on shares redeemed.....        176,721           172,383      33,045        738      10,163
  Net change in unrealized gain (loss) on
   investments................................        231,544           500,699       7,396      4,453     112,826
                                                  -----------       -----------    --------   --------  ----------

NET GAIN (LOSS) ON INVESTMENTS................        408,265           673,082      40,441      5,191     122,989
                                                  -----------       -----------    --------   --------  ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................    $  (226,109)      $   414,642    $ 37,087   $  4,785  $  107,159
                                                  ===========       ===========    ========   ========  ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A19

                                             SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------
               AST GOLDMAN                         AST           AST
 AST T. ROWE   SACHS GLOBAL    AST T. ROWE      PRUDENTIAL    BLACKROCK    AST FRANKLIN       AST
PRICE GROWTH      GROWTH    PRICE DIVERSIFIED    FLEXIBLE    MULTI-ASSET   TEMPLETON K2     MANAGED   AST MANAGED
OPPORTUNITIES   ALLOCATION     REAL GROWTH    MULTI-STRATEGY   INCOME    GLOBAL ABSOLUTE    EQUITY    FIXED-INCOME
  PORTFOLIO     PORTFOLIO       PORTFOLIO       PORTFOLIO     PORTFOLIO  RETURN PORTFOLIO  PORTFOLIO   PORTFOLIO
-------------  ------------ ----------------- -------------- ----------- ---------------- ----------- ------------
 $18,044,360     $837,233      $1,648,732       $1,100,587   $  994,822      $430,338      $274,333    $1,229,842
 -----------     --------      ----------       ----------   ----------      --------      --------    ----------
 $18,044,360     $837,233      $1,648,732       $1,100,587   $  994,822      $430,338      $274,333    $1,229,842
 ===========     ========      ==========       ==========   ==========      ========      ========    ==========

 $18,044,360     $837,233      $1,648,732       $1,100,587   $  994,822      $430,338      $274,333    $1,229,842
 -----------     --------      ----------       ----------   ----------      --------      --------    ----------
 $18,044,360     $837,233      $1,648,732       $1,100,587   $  994,822      $430,338      $274,333    $1,229,842
 ===========     ========      ==========       ==========   ==========      ========      ========    ==========

   1,715,238       81,722         159,215          104,370       99,829        44,405        26,658       122,711
 ===========     ========      ==========       ==========   ==========      ========      ========    ==========

   1,691,130       81,364         158,532          103,927       99,383        44,228        26,557       122,129
 $     10.67     $  10.29      $    10.40       $    10.59   $    10.01      $   9.73      $  10.33    $    10.07
 $17,615,622     $836,743      $1,628,959       $1,077,625   $1,004,300      $437,879      $275,586    $1,238,262

                                             SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------
               AST GOLDMAN                         AST           AST
 AST T. ROWE   SACHS GLOBAL    AST T. ROWE      PRUDENTIAL    BLACKROCK    AST FRANKLIN       AST
PRICE GROWTH      GROWTH    PRICE DIVERSIFIED    FLEXIBLE    MULTI-ASSET   TEMPLETON K2     MANAGED   AST MANAGED
OPPORTUNITIES   ALLOCATION     REAL GROWTH    MULTI-STRATEGY   INCOME    GLOBAL ABSOLUTE    EQUITY    FIXED-INCOME
  PORTFOLIO     PORTFOLIO       PORTFOLIO       PORTFOLIO     PORTFOLIO  RETURN PORTFOLIO  PORTFOLIO   PORTFOLIO
-------------  ------------ ----------------- -------------- ----------- ---------------- ----------- ------------
 02/10/2014*   04/28/2014*     04/28/2014*     04/28/2014*   04/28/2014*   04/28/2014*    04/28/2014* 04/28/2014*
     TO             TO             TO               TO           TO             TO            TO           TO
 12/31/2014     12/31/2014     12/31/2014       12/31/2014   12/31/2014     12/31/2014    12/31/2014   12/31/2014
-------------  ------------ ----------------- -------------- ----------- ---------------- ----------- ------------
 $         -     $      -      $        -       $        -   $        -      $      -      $      -    $        -
 -----------     --------      ----------       ----------   ----------      --------      --------    ----------

     119,309        1,607           2,332            2,160        1,902           728           324         2,928
 -----------     --------      ----------       ----------   ----------      --------      --------    ----------

    (119,309)      (1,607)         (2,332)          (2,160)      (1,902)         (728)         (324)       (2,928)
 -----------     --------      ----------       ----------   ----------      --------      --------    ----------

           -            -               -                -            -             -             -             -
         237         (160)            136              212         (370)         (245)          648          (189)
     428,738          490          19,773           22,962       (9,478)       (7,541)       (1,253)       (8,420)
 -----------     --------      ----------       ----------   ----------      --------      --------    ----------

     428,975          330          19,909           23,174       (9,848)       (7,786)         (605)       (8,609)
 -----------     --------      ----------       ----------   ----------      --------      --------    ----------

 $   309,666     $ (1,277)     $   17,577       $   21,014   $  (11,750)     $ (8,514)     $   (929)   $  (11,537)
 ===========     ========      ==========       ==========   ==========      ========      ========    ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A20

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                           SUBACCOUNTS
                                               ------------------------------------------------------------------
                                                     AST             AST             AST               AST
                                                 FQ ABSOLUTE   JENNISON GLOBAL  GOLDMAN SACHS       LEGG MASON
                                               RETURN CURRENCY INFRASTRUCTURE  STRATEGIC INCOME DIVERSIFIED GROWTH
                                                  PORTFOLIO       PORTFOLIO       PORTFOLIO         PORTFOLIO
                                               --------------- --------------- ---------------- ------------------
ASSETS
  Investment in the portfolios, at fair value.     $39,807         $68,042         $91,018           $48,797
                                                   -------         -------         -------           -------
  Net Assets..................................     $39,807         $68,042         $91,018           $48,797
                                                   =======         =======         =======           =======

NET ASSETS, representing:
  Accumulation units..........................     $39,807         $68,042         $91,018           $48,797
                                                   -------         -------         -------           -------
                                                   $39,807         $68,042         $91,018           $48,797
                                                   =======         =======         =======           =======

  Units outstanding...........................       4,101           6,537           9,355             4,907
                                                   =======         =======         =======           =======

  Portfolio shares held.......................       4,083           6,511           9,316             4,899
  Portfolio net asset value per share.........     $  9.75         $ 10.45         $  9.77           $  9.96
  Investment in portfolio shares, at cost.....     $42,872         $69,444         $92,376           $48,944

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                           SUBACCOUNTS
                                               ------------------------------------------------------------------
                                                     AST             AST             AST               AST
                                                 FQ ABSOLUTE   JENNISON GLOBAL  GOLDMAN SACHS       LEGG MASON
                                               RETURN CURRENCY INFRASTRUCTURE  STRATEGIC INCOME DIVERSIFIED GROWTH
                                                  PORTFOLIO       PORTFOLIO       PORTFOLIO         PORTFOLIO
                                               --------------- --------------- ---------------- ------------------
                                                 04/28/2014*     04/28/2014*     04/28/2014*       11/24/2014*
                                                     TO              TO               TO                TO
                                                 12/31/2014      12/31/2014       12/31/2014        12/31/2014
                                               --------------- --------------- ---------------- ------------------
INVESTMENT INCOME
  Dividend income.............................     $     -         $     -         $     -           $     -
                                                   -------         -------         -------           -------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................          62             107             140                13
                                                   -------         -------         -------           -------

NET INVESTMENT INCOME (LOSS)..................         (62)           (107)           (140)              (13)
                                                   -------         -------         -------           -------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........           -               -               -                 -
  Realized gain (loss) on shares redeemed.....         (45)           (555)            (15)                -
  Net change in unrealized gain (loss) on
   investments................................      (3,065)         (1,402)         (1,358)             (147)
                                                   -------         -------         -------           -------

NET GAIN (LOSS) ON INVESTMENTS................      (3,110)         (1,957)         (1,373)             (147)
                                                   -------         -------         -------           -------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................     $(3,172)        $(2,064)        $(1,513)          $  (160)
                                                   =======         =======         =======           =======

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A21

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      A22

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                          SUBACCOUNTS
                                         ------------------------------------------------------------------------------
                                          PRUDENTIAL MONEY MARKET  PRUDENTIAL DIVERSIFIED BOND     PRUDENTIAL EQUITY
                                                 PORTFOLIO                 PORTFOLIO                   PORTFOLIO
                                         ------------------------  --------------------------  ------------------------
                                          01/01/2014   01/01/2013   01/01/2014    01/01/2013    01/01/2014   01/01/2013
                                              TO           TO           TO            TO            TO           TO
                                          12/31/2014   12/31/2013   12/31/2014    12/31/2013    12/31/2014   12/31/2013
                                         -----------  -----------  -----------   -----------   -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  (168,407) $  (208,094) $   (61,739)  $   616,036   $  (314,850) $  (308,180)
  Capital gains distributions
   received.............................           -            -            -       678,509             -            -
  Realized gain (loss) on shares
   redeemed.............................           -            -       69,665        91,016       850,665      577,503
  Net change in unrealized gain (loss)
   on investments.......................           -            -    1,219,352    (1,892,458)      797,472    5,696,969
                                         -----------  -----------  -----------   -----------   -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    (168,407)    (208,094)   1,227,278      (506,897)    1,333,287    5,966,292
                                         -----------  -----------  -----------   -----------   -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........     266,150      410,663       43,358       114,656       106,531       60,701
  Annuity Payments......................     (68,410)     (50,713)     (79,853)     (273,336)      (54,015)    (618,851)
  Surrenders, withdrawals and death
   benefits.............................  (3,506,690)  (2,916,653)  (2,555,978)   (2,502,394)   (2,345,805)  (2,039,218)
  Net transfers between other
   subaccounts or fixed rate
   option...............................     697,670    1,577,941      242,340       279,487      (346,783)    (799,631)
  Other charges.........................      (8,130)      (9,561)      (7,275)       (8,609)      (13,589)     (15,587)
                                         -----------  -----------  -----------   -----------   -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (2,619,410)    (988,323)  (2,357,408)   (2,390,196)   (2,653,661)  (3,412,586)
                                         -----------  -----------  -----------   -----------   -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  (2,787,817)  (1,196,417)  (1,130,130)   (2,897,093)   (1,320,374)   2,553,706

NET ASSETS
  Beginning of period...................  14,204,330   15,400,747   22,652,606    25,549,699    22,928,791   20,375,085
                                         -----------  -----------  -----------   -----------   -----------  -----------
  End of period......................... $11,416,513  $14,204,330  $21,522,476   $22,652,606   $21,608,417  $22,928,791
                                         ===========  ===========  ===========   ===========   ===========  ===========

  Beginning units.......................  11,766,880   12,368,609    9,448,011    10,432,889     8,359,496    9,808,349
  Units issued..........................   2,204,667    3,662,696      288,197       518,837        97,053      221,314
  Units redeemed........................  (4,541,337)  (4,264,425)  (1,245,374)   (1,503,715)   (1,042,664)  (1,670,167)
                                         -----------  -----------  -----------   -----------   -----------  -----------
  Ending units..........................   9,430,210   11,766,880    8,490,834     9,448,011     7,413,885    8,359,496
                                         ===========  ===========  ===========   ===========   ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A23

                                       SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------
    PRUDENTIAL VALUE          PRUDENTIAL HIGH YIELD BOND  PRUDENTIAL STOCK INDEX      PRUDENTIAL GLOBAL
        PORTFOLIO                     PORTFOLIO                  PORTFOLIO                PORTFOLIO
------------------------      ------------------------   ------------------------  ----------------------
 01/01/2014     01/01/2013     01/01/2014    01/01/2013   01/01/2014   01/01/2013  01/01/2014  01/01/2013
     TO             TO             TO            TO           TO           TO          TO          TO
 12/31/2014     12/31/2013     12/31/2014    12/31/2013   12/31/2014   12/31/2013  12/31/2014  12/31/2013
-----------    -----------    -----------   -----------  -----------  -----------  ----------  ----------
$  (453,883)   $  (446,986)   $   896,657   $ 1,026,486  $   410,582  $  (354,273) $  (84,065) $  (85,768)
          -              -              -             -    1,126,200            -           -           -
    930,893        684,335          4,303        26,504    1,257,261    1,058,361     253,365     105,848
  2,060,846      7,995,831       (627,477)      113,048       21,459    5,763,442     (65,087)  1,335,550
-----------    -----------    -----------   -----------  -----------  -----------  ----------  ----------



  2,537,856      8,233,180        273,483     1,166,038    2,815,502    6,467,530     104,213   1,355,630
-----------    -----------    -----------   -----------  -----------  -----------  ----------  ----------

     80,125        289,308        183,116       379,835       79,754      203,781       8,847      25,982
   (229,038)    (1,045,118)       (45,871)     (185,256)    (186,234)    (708,046)   (129,693)     (5,637)
 (2,576,420)    (3,477,690)    (2,549,199)   (2,436,465)  (2,700,687)  (2,677,066)   (729,790)   (558,080)
   (542,542)    (1,056,901)        60,300       295,649     (328,584)    (736,756)    (33,004)    (70,876)
    (31,358)       (36,406)       (21,574)      (23,289)     (18,970)     (24,457)     (4,601)     (5,645)
-----------    -----------    -----------   -----------  -----------  -----------  ----------  ----------

 (3,299,233)    (5,326,807)    (2,373,228)   (1,969,526)  (3,154,721)  (3,942,544)   (888,241)   (614,256)
-----------    -----------    -----------   -----------  -----------  -----------  ----------  ----------

   (761,377)     2,906,373     (2,099,745)     (803,488)    (339,219)   2,524,986    (784,028)    741,374
 31,308,155     28,401,782     20,420,658    21,224,146   26,062,075   23,537,089   6,316,452   5,575,078
-----------    -----------    -----------   -----------  -----------  -----------  ----------  ----------
$30,546,778    $31,308,155    $18,320,913   $20,420,658  $25,722,856  $26,062,075  $5,532,424  $6,316,452
===========    ===========    ===========   ===========  ===========  ===========  ==========  ==========

 10,703,453     12,843,377      5,209,281     5,736,847   10,276,280   12,163,692   2,833,505   3,127,004
    148,063        441,790        181,861       312,207      362,531      813,708      52,003      62,022
 (1,208,411)    (2,581,714)      (805,755)     (839,773)  (1,545,190)  (2,701,120)   (434,199)   (355,521)
-----------    -----------    -----------   -----------  -----------  -----------  ----------  ----------
  9,643,105     10,703,453      4,585,387     5,209,281    9,093,621   10,276,280   2,451,309   2,833,505
===========    ===========    ===========   ===========  ===========  ===========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A24

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                        SUBACCOUNTS
                                         ---------------------------------------------------------------------------
                                                                         PRUDENTIAL                T. ROWE PRICE
                                            PRUDENTIAL JENNISON    SMALL CAPITALIZATION STOCK   INTERNATIONAL STOCK
                                                 PORTFOLIO                PORTFOLIO                  PORTFOLIO
                                         ------------------------  -------------------------  ----------------------
                                          01/01/2014   01/01/2013  01/01/2014    01/01/2013   01/01/2014  01/01/2013
                                              TO           TO          TO            TO           TO          TO
                                          12/31/2014   12/31/2013  12/31/2014    12/31/2013   12/31/2014  12/31/2013
                                         -----------  -----------  ----------    ----------   ----------  ----------
OPERATIONS
  Net investment income (loss).......... $  (391,300) $  (366,288) $  (67,961)   $  (69,741)  $   (7,458) $  (10,441)
  Capital gains distributions
   received.............................           -            -           -             -       10,747           -
  Realized gain (loss) on shares
   redeemed.............................   1,739,951    1,030,399     332,839       279,637       32,846      14,533
  Net change in unrealized gain (loss)
   on investments.......................     847,811    7,252,782     (96,754)    1,436,294      (83,258)    225,814
                                         -----------  -----------   ----------   ----------   ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   2,196,462    7,916,893     168,124     1,646,190      (47,123)    229,906
                                         -----------  -----------   ----------   ----------   ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........      36,941       88,894      11,035        11,121            -         367
  Annuity Payments......................     (81,839)     (84,465)    (38,219)      (10,601)      (5,202)          -
  Surrenders, withdrawals and death
   benefits.............................  (3,288,975)  (2,610,107)   (526,909)     (707,194)    (130,050)   (146,811)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    (413,542)    (420,659)   (253,769)          970       (4,075)    117,959
  Other charges.........................     (20,280)     (21,051)     (1,735)       (1,926)        (484)       (548)
                                         -----------  -----------   ----------   ----------   ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (3,767,695)  (3,047,388)   (809,597)     (707,630)    (139,811)    (29,033)
                                         -----------  -----------   ----------   ----------   ----------  ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  (1,571,233)   4,869,505    (641,473)      938,560     (186,934)    200,873

NET ASSETS
  Beginning of period...................  28,557,779   23,688,274   5,373,792     4,435,232    2,038,608   1,837,735
                                         -----------  -----------   ----------   ----------   ----------  ----------
  End of period......................... $26,986,546  $28,557,779  $4,732,319    $5,373,792   $1,851,674  $2,038,608
                                         ===========  ===========   ==========   ==========   ==========  ==========

  Beginning units.......................  10,176,462   11,490,600   1,262,743     1,447,624    1,222,472   1,239,510
  Units issued..........................     118,184      253,267      28,300       111,167       34,892      90,159
  Units redeemed........................  (1,392,930)  (1,567,405)   (222,305)     (296,048)    (117,297)   (107,197)
                                         -----------  -----------   ----------   ----------   ----------  ----------
  Ending units..........................   8,901,716   10,176,462   1,068,738     1,262,743    1,140,067   1,222,472
                                         ===========  ===========   ==========   ==========   ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A25

                                      SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------
                                                         JANUS ASPEN JANUS        JANUS ASPEN OVERSEAS
T. ROWE PRICE EQUITY INCOME INVESCO V.I. CORE EQUITY  PORTFOLIO - INSTITUTIONAL PORTFOLIO - INSTITUTIONAL
PORTFOLIO - INVESTOR CLASS       FUND - SERIES I              SHARES                     SHARES
--------------------------  ------------------------  ------------------------  ------------------------
01/01/2014    01/01/2013     01/01/2014   01/01/2013  01/01/2014   01/01/2013    01/01/2014   01/01/2013
    TO            TO             TO           TO          TO           TO            TO           TO
12/31/2014    12/31/2013     12/31/2014   12/31/2013  12/31/2014   12/31/2013    12/31/2014   12/31/2013
----------    ----------    -----------  -----------  ----------   ----------   -----------  -----------
$   25,248    $   10,335    $   (56,269) $      (457) $  (56,226)  $  (33,143)  $   339,601  $   145,646

         -             -         47,629            -     392,255            -       536,899            -

   279,040       194,438        488,028      405,745     197,601      113,667       163,771      248,842

   117,710     1,541,575        179,257    1,971,625      52,854    1,261,164    (2,026,972)     640,322
 ----------    ----------   -----------  -----------  ----------   ----------   -----------  -----------



   421,998     1,746,348        658,645    2,376,913     586,484    1,341,688      (986,701)   1,034,810
 ----------    ----------   -----------  -----------  ----------   ----------   -----------  -----------

     2,789         6,634         18,630           90      17,176            -         2,817       12,871
         -             -        (49,518)      (1,375)     (6,291)           -       (95,271)     (11,075)
  (674,102)     (597,082)      (986,769)  (1,047,871)   (651,555)    (482,211)     (846,455)  (1,086,454)
   (88,268)        7,272       (104,803)     (70,656)     39,291     (264,907)      (87,672)    (115,982)
    (2,103)       (2,473)        (3,621)      (4,169)     (2,270)      (2,630)       (2,797)      (3,362)
 ----------    ----------   -----------  -----------  ----------   ----------   -----------  -----------

  (761,684)     (585,649)    (1,126,081)  (1,123,981)   (603,649)    (749,748)   (1,029,378)  (1,204,002)
 ----------    ----------   -----------  -----------  ----------   ----------   -----------  -----------

  (339,686)    1,160,699       (467,436)   1,252,932     (17,165)     591,940    (2,016,079)    (169,192)

 7,605,565     6,444,866     10,327,630    9,074,698   5,677,300    5,085,360     8,387,039    8,556,231
 ----------    ----------   -----------  -----------  ----------   ----------   -----------  -----------
$7,265,879    $7,605,565    $ 9,860,194  $10,327,630  $5,660,135   $5,677,300   $ 6,370,960  $ 8,387,039
 ==========    ==========   ===========  ===========  ==========   ==========   ===========  ===========

 2,490,388     2,698,038      4,046,112    4,530,883   2,491,991    2,872,755     2,205,642    2,538,273
    23,612        67,642         19,930       97,867      83,688       39,070        61,350       82,573
  (274,447)     (275,292)      (443,445)    (582,638)   (345,847)    (419,834)     (335,653)    (415,204)
 ----------    ----------   -----------  -----------  ----------   ----------   -----------  -----------
 2,239,553     2,490,388      3,622,597    4,046,112   2,229,832    2,491,991     1,931,339    2,205,642
 ==========    ==========   ===========  ===========  ==========   ==========   ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A26

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                       SUBACCOUNTS
                                         ----------------------------------------------------------------------

                                         MFS(R) RESEARCH SERIES - MFS(R) GROWTH SERIES -            VP
                                              INITIAL CLASS            INITIAL CLASS       VALUE FUND - CLASS I
                                         ----------------------   ----------------------  ----------------------
                                         01/01/2014   01/01/2013  01/01/2014  01/01/2013  01/01/2014  01/01/2013
                                             TO           TO          TO          TO          TO          TO
                                         12/31/2014   12/31/2013  12/31/2014  12/31/2013  12/31/2014  12/31/2013
                                         ----------   ----------  ----------  ----------  ----------  ----------
OPERATIONS
  Net investment income (loss).......... $   (9,939)  $  (18,579) $  (87,664) $  (75,539) $    3,750  $    6,162
  Capital gains distributions
   received.............................    123,932        4,150     445,227      48,389           -           -
  Realized gain (loss) on shares
   redeemed.............................    132,220       88,943     418,055     311,670      99,502      78,519
  Net change in unrealized gain (loss)
   on investments.......................   (107,670)     382,948    (294,257)  1,679,985     179,191     576,005
                                         ----------   ----------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    138,543      457,462     481,361   1,964,505     282,443     660,686
                                         ----------   ----------  ----------  ----------  ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........        801        5,404       3,894       3,261         185         901
  Annuity Payments......................    (20,365)           -     (37,419)          -      (3,391)          -
  Surrenders, withdrawals and death
   benefits.............................   (152,985)    (172,978)   (838,627)   (758,758)   (293,052)   (438,010)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   (135,279)     (66,508)    (41,971)     50,096     (33,155)     70,368
  Other charges.........................       (636)        (735)     (2,558)     (2,837)       (709)       (779)
                                         ----------   ----------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (308,464)    (234,817)   (916,681)   (708,238)   (330,122)   (367,520)
                                         ----------   ----------  ----------  ----------  ----------  ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   (169,921)     222,645    (435,320)  1,256,267     (47,679)    293,166

NET ASSETS
  Beginning of period...................  1,824,091    1,601,446   7,154,016   5,897,749   2,610,839   2,317,673
                                         ----------   ----------  ----------  ----------  ----------  ----------
  End of period......................... $1,654,170   $1,824,091  $6,718,696  $7,154,016  $2,563,160  $2,610,839
                                         ==========   ==========  ==========  ==========  ==========  ==========

  Beginning units.......................    743,917      852,060   2,769,025   3,081,086     903,877   1,041,468
  Units issued..........................      9,538       25,513      45,518     122,390      10,298      79,185
  Units redeemed........................   (132,695)    (133,656)   (393,707)   (434,451)   (118,811)   (216,776)
                                         ----------   ----------  ----------  ----------  ----------  ----------
  Ending units..........................    620,760      743,917   2,420,836   2,769,025     795,364     903,877
                                         ==========   ==========  ==========  ==========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A27

                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------
FRANKLIN SMALL-MID CAP                                                        ALLIANCEBERNSTEIN
      GROWTH VIP          PRUDENTIAL JENNISON 20/20       DAVIS VALUE       VPS LARGE CAP GROWTH
    FUND - CLASS 2            FOCUS PORTFOLIO              PORTFOLIO         PORTFOLIO - CLASS B
----------------------    ------------------------  ----------------------  --------------------
01/01/2014    01/01/2013  01/01/2014   01/01/2013   01/01/2014  01/01/2013  01/01/2014 01/01/2013
    TO            TO          TO           TO           TO          TO          TO         TO
12/31/2014    12/31/2013  12/31/2014   12/31/2013   12/31/2014  12/31/2013  12/31/2014 12/31/2013
----------    ----------  ----------   ----------   ----------  ----------  ---------- ----------
$  (45,706)   $  (42,789) $  (58,350)  $  (58,510)  $  (10,564) $  (13,094)  $ (9,319) $  (7,812)
   636,756       198,565           -            -      436,178     156,532          -          -
    77,401        45,525     296,178      163,492       54,717      63,545     17,496     17,254
  (478,608)      745,862      (5,997)     930,064     (381,179)    413,009     69,462    162,443
----------    ----------  ----------   ----------   ----------  ----------   --------  ---------

   189,843       947,163     231,831    1,035,046       99,152     619,992     77,639    171,885
----------    ----------  ----------   ----------   ----------  ----------   --------  ---------

        11         4,238       3,621        7,781          660       1,488         26          -
         -        (5,908)    (14,434)     (28,174)      (8,054)          -          -          -
  (313,357)     (209,909)   (619,956)    (283,641)    (212,901)   (282,972)   (24,246)   (42,981)
  (112,097)        7,313     (70,661)    (295,992)     (42,559)   (143,174)   (21,852)    86,517
      (955)       (1,049)     (1,003)      (1,286)        (490)       (585)       (74)       (88)
----------    ----------  ----------   ----------   ----------  ----------   --------  ---------

  (426,398)     (205,315)   (702,433)    (601,312)    (263,344)   (425,243)   (46,146)    43,448
----------    ----------  ----------   ----------   ----------  ----------   --------  ---------

  (236,555)      741,848    (470,602)     433,734     (164,192)    194,749     31,493    215,333

 3,444,775     2,702,927   4,449,868    4,016,134    2,325,688   2,130,939    672,485    457,152
----------    ----------  ----------   ----------   ----------  ----------   --------  ---------
$3,208,220    $3,444,775  $3,979,266   $4,449,868   $2,161,496  $2,325,688   $703,978  $ 672,485
==========    ==========  ==========   ==========   ==========  ==========   ========  =========

 1,310,827     1,402,007   1,916,565    2,215,043    1,528,138   1,842,533    730,835    671,147
    10,160        63,237      30,979       22,545       12,568       5,947      3,245    200,576
  (168,376)     (154,417)   (325,173)    (321,023)    (182,861)   (320,342)   (52,657)  (140,888)
----------    ----------  ----------   ----------   ----------  ----------   --------  ---------
 1,152,611     1,310,827   1,622,371    1,916,565    1,357,845   1,528,138    681,423    730,835
==========    ==========  ==========   ==========   ==========  ==========   ========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A28

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                        SUBACCOUNTS
                                         ------------------------------------------------------------------------------------
                                          PRUDENTIAL SP SMALL CAP  JANUS ASPEN JANUS PORTFOLIO - PRUDENTIAL SP PRUDENTIAL U.S.
                                              VALUE PORTFOLIO         SERVICE SHARES             EMERGING GROWTH PORTFOLIO
                                         ------------------------  ----------------------------  ----------------------------
                                          01/01/2014   01/01/2013  01/01/2014     01/01/2013      01/01/2014     01/01/2013
                                              TO           TO          TO             TO              TO             TO
                                          12/31/2014   12/31/2013  12/31/2014     12/31/2013      12/31/2014     12/31/2013
                                         -----------  -----------  ----------     ----------      -----------    -----------
OPERATIONS
  Net investment income (loss).......... $  (155,060) $  (152,315)  $ (6,087)      $ (3,789)     $  (138,719)   $  (138,169)
  Capital gains distributions
   received.............................           -            -     32,654              -                -              -
  Realized gain (loss) on shares
   redeemed.............................     518,346      436,282     14,046         15,571          471,896        365,388
  Net change in unrealized gain (loss)
   on investments.......................     (50,413)   2,681,351      5,969         89,965          329,261      1,858,230
                                         -----------  -----------   --------       --------       -----------    -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................     312,873    2,965,318     46,582        101,747          662,438      2,085,449
                                         -----------  -----------   --------       --------       -----------    -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........      51,536       53,902      2,278          1,881           50,033         27,601
  Annuity Payments......................    (139,614)    (146,142)         -              -         (140,153)       (27,063)
  Surrenders, withdrawals and death
   benefits.............................    (988,350)  (1,916,653)   (19,424)       (30,552)        (869,216)      (977,919)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    (149,956)    (296,312)   (12,380)       (10,206)        (180,522)      (283,571)
  Other charges.........................     (23,738)     (25,240)      (662)          (627)         (19,343)       (20,597)
                                         -----------  -----------   --------       --------       -----------    -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (1,250,122)  (1,610,012)   (30,188)       (39,504)      (1,159,201)    (1,281,549)
                                         -----------  -----------   --------       --------       -----------    -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................    (937,249)   1,355,306     16,394         62,243         (496,763)       803,900

NET ASSETS
  Beginning of period...................  10,544,560    9,189,254    451,482        389,239        9,282,709      8,478,809
                                         -----------  -----------   --------       --------       -----------    -----------
  End of period......................... $ 9,607,311  $10,544,560   $467,876       $451,482      $ 8,785,946    $ 9,282,709
                                         ===========  ===========   ========       ========       ===========    ===========

  Beginning units.......................   3,976,807    4,681,532    307,824        354,179        3,313,145      3,841,916
  Units issued..........................      67,493      135,945      2,649          3,023           40,855         67,670
  Units redeemed........................    (536,058)    (840,670)   (22,008)       (49,378)        (433,869)      (596,441)
                                         -----------  -----------   --------       --------       -----------    -----------
  Ending units..........................   3,508,242    3,976,807    288,465        307,824        2,920,131      3,313,145
                                         ===========  ===========   ========       ========       ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A29

                                       SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
PRUDENTIAL SP INTERNATIONAL PRUDENTIAL SP INTERNATIONAL     AST GOLDMAN SACHS      AST SCHRODERS MULTI-ASSET
   GROWTH PORTFOLIO             VALUE PORTFOLIO         LARGE-CAP VALUE PORTFOLIO WORLD STRATEGIES PORTFOLIO
--------------------------  --------------------------  ------------------------  --------------------------
01/01/2014    01/01/2013    01/01/2014    01/01/2013     01/01/2014   01/01/2013   01/01/2014    01/01/2013
    TO            TO            TO            TO             TO           TO           TO            TO
12/31/2014    12/31/2013    12/31/2014    12/31/2013     12/31/2014   12/31/2013   12/31/2014    12/31/2013
----------    ----------    ----------    ----------    -----------  -----------  ------------  ------------
$  (37,517)   $  (39,853)   $  (33,026)   $  (35,307)   $  (373,056) $  (298,048) $ (3,340,793) $ (3,090,696)
         -             -             -             -              -            -             -             -
    (2,613)      (55,714)       (7,335)      (83,348)     1,476,777      752,607     3,962,920     2,368,659
  (141,985)      496,220      (118,873)      495,159      1,385,666    4,512,689     2,000,082    22,209,455
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------

  (182,115)      400,653      (159,234)      376,504      2,489,387    4,967,248     2,622,209    21,487,418
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------

    31,588        13,537        19,676        10,016      1,259,887      768,760    11,219,470    18,827,704
    (3,606)      (40,496)       (3,996)            -              -            -       (49,222)            -
  (221,148)     (269,004)     (164,428)     (315,540)      (762,563)    (384,125)   (3,800,687)   (2,952,399)
    44,169      (165,455)       (4,022)     (218,152)     1,812,689    1,860,210   (10,888,338)    2,239,648
    (4,673)       (5,617)       (4,360)       (5,249)      (197,196)    (166,213)   (1,889,584)   (1,716,065)
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------

  (153,670)     (467,035)     (157,130)     (528,925)     2,112,817    2,078,632    (5,408,361)   16,398,888
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------

  (335,785)      (66,382)     (316,364)     (152,421)     4,602,204    7,045,880    (2,786,152)   37,886,306

 2,575,957     2,642,339     2,221,797     2,374,218     21,850,362   14,804,482   201,708,284   163,821,978
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------
$2,240,172    $2,575,957    $1,905,433    $2,221,797    $26,452,566  $21,850,362  $198,922,132  $201,708,284
 ==========    ==========    ==========    ==========   ===========  ===========  ============  ============

 1,570,179     1,850,761     1,220,191     1,533,494      1,473,551    1,312,699    15,988,008    14,548,632
    87,546        51,468        41,504        15,501        506,906      538,763     1,713,256     4,423,486
  (178,962)     (332,050)     (128,962)     (328,804)      (373,093)    (377,911)   (2,082,607)   (2,984,110)
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------
 1,478,763     1,570,179     1,132,733     1,220,191      1,607,364    1,473,551    15,618,657    15,988,008
 ==========    ==========    ==========    ==========   ===========  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A30

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                           SUBACCOUNTS
                                         ------------------------------------------------------------------------------
                                                                                                      AST HERNDON
                                            AST COHEN & STEERS      AST J.P. MORGAN STRATEGIC       LARGE-CAP VALUE
                                             REALTY PORTFOLIO        OPPORTUNITIES PORTFOLIO           PORTFOLIO
                                         ------------------------  --------------------------  ------------------------
                                          01/01/2014   01/01/2013   01/01/2014    01/01/2013    01/01/2014   01/01/2013
                                              TO           TO           TO            TO            TO           TO
                                          12/31/2014   12/31/2013   12/31/2014    12/31/2013    12/31/2014   12/31/2013
                                         -----------  -----------  ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  (381,015) $  (342,470) $ (2,877,004) $ (2,658,596) $  (244,315) $  (260,391)
  Capital gains distributions
   received.............................           -            -             -             -            -            -
  Realized gain (loss) on shares
   redeemed.............................   1,142,152      613,831     2,717,403     2,191,097      766,718    1,168,103
  Net change in unrealized gain (loss)
   on investments.......................   4,908,656     (153,598)    6,653,390    14,665,102     (524,222)   3,377,850
                                         -----------  -----------  ------------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   5,669,793      117,763     6,493,789    14,197,603       (1,819)   4,285,562
                                         -----------  -----------  ------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........     611,906      712,080    10,610,268    23,352,800      362,364    1,055,537
  Annuity Payments......................           -            -             -       (16,040)           -            -
  Surrenders, withdrawals and death
   benefits.............................    (601,140)    (568,481)   (4,529,093)   (3,932,026)    (328,430)    (310,874)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    (734,532)   1,241,766    (3,221,527)   (3,181,789)  (1,253,267)  (3,047,827)
  Other charges.........................    (194,746)    (169,366)   (1,568,188)   (1,401,635)    (129,837)    (138,810)
                                         -----------  -----------  ------------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................    (918,512)   1,215,999     1,291,460    14,821,310   (1,349,170)  (2,441,974)
                                         -----------  -----------  ------------  ------------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   4,751,281    1,333,762     7,785,249    29,018,913   (1,350,989)   1,843,588

NET ASSETS
  Beginning of period...................  20,164,014   18,830,252   173,480,823   144,461,910   15,533,403   13,689,815
                                         -----------  -----------  ------------  ------------  -----------  -----------
  End of period......................... $24,915,295  $20,164,014  $181,266,072  $173,480,823  $14,182,414  $15,533,403
                                         ===========  ===========  ============  ============  ===========  ===========

  Beginning units.......................   1,426,594    1,350,938    13,920,320    12,551,418    1,020,592    1,193,778
  Units issued..........................     395,178      587,767     1,552,621     3,373,448      107,052      415,189
  Units redeemed........................    (447,284)    (512,111)   (1,364,793)   (2,004,546)    (193,565)    (588,375)
                                         -----------  -----------  ------------  ------------  -----------  -----------
  Ending units..........................   1,374,488    1,426,594    14,108,148    13,920,320      934,079    1,020,592
                                         ===========  ===========  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A31

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
                                  AST SMALL-CAP
     AST HIGH YIELD           GROWTH OPPORTUNITIES        AST MID-CAP VALUE        AST SMALL-CAP VALUE
        PORTFOLIO                   PORTFOLIO                 PORTFOLIO                 PORTFOLIO
------------------------    ------------------------  ------------------------  ------------------------
 01/01/2014   01/01/2013     01/01/2014   01/01/2013   01/01/2014   01/01/2013   01/01/2014   01/01/2013
     TO           TO             TO           TO           TO           TO           TO           TO
 12/31/2014   12/31/2013     12/31/2014   12/31/2013   12/31/2014   12/31/2013   12/31/2014   12/31/2013
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------
$  (453,476) $  (392,804)   $  (328,084) $  (285,016) $  (218,612) $  (200,919) $  (210,684) $  (187,405)
          -            -              -            -            -            -            -            -
    491,402      352,138      1,263,627      862,235      974,694      618,787      708,479      692,151

    165,656    1,278,022       (274,811)   4,951,263      784,093    2,570,168     (108,578)   2,632,774
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------

    203,582    1,237,356        660,732    5,528,482    1,540,175    2,988,036      389,217    3,137,520
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------

  1,385,196      793,560        267,314      419,679      269,685      353,164      320,701      303,069
          -            -              -            -            -            -            -            -
   (906,992)    (742,055)      (415,249)    (337,523)    (546,290)    (357,980)    (464,018)    (439,915)
    503,166    3,136,203        592,305     (296,077)    (975,365)     271,570      257,470      348,593
   (223,899)    (195,845)      (173,989)    (153,634)    (103,766)     (97,589)     (95,563)     (85,801)
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------

    757,471    2,991,863        270,381     (367,555)  (1,355,736)     169,165       18,590      125,946
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------

    961,053    4,229,219        931,113    5,160,927      184,439    3,157,201      407,807    3,263,466

 25,819,728   21,590,509     19,714,825   14,553,898   12,997,424    9,840,223   12,107,097    8,843,631
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------
$26,780,781  $25,819,728    $20,645,938  $19,714,825  $13,181,863  $12,997,424  $12,514,904  $12,107,097
===========  ===========    ===========  ===========  ===========  ===========  ===========  ===========

  1,970,933    1,737,157      1,194,383    1,223,055      796,298      778,074      737,739      726,993
    478,413      744,293        380,954      504,361      136,879      297,498      189,603      292,364
   (420,291)    (510,517)      (361,748)    (533,033)    (223,775)    (279,274)    (189,265)    (281,618)
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------
  2,029,055    1,970,933      1,213,589    1,194,383      709,402      796,298      738,077      737,739
===========  ===========    ===========  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A32

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                          SUBACCOUNTS
                                         -----------------------------------------------------------------------------
                                             AST GOLDMAN SACHS
                                            CONCENTRATED GROWTH         AST GOLDMAN SACHS        AST LARGE-CAP VALUE
                                                 PORTFOLIO          MID-CAP GROWTH PORTFOLIO          PORTFOLIO
                                         -------------------------  ------------------------  ------------------------
                                          01/01/2014    01/01/2013   01/01/2014   01/01/2013   01/01/2014   01/01/2013
                                              TO            TO           TO           TO           TO           TO
                                         02/07/2014**   12/31/2013   12/31/2014   12/31/2013   12/31/2014   12/31/2013
                                         ------------  -----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $    (34,319) $  (306,493) $  (541,638) $  (456,552) $  (458,681) $  (307,472)
  Capital gains distributions
   received.............................            -            -            -            -            -            -
  Realized gain (loss) on shares
   redeemed.............................    5,492,654      850,121    1,426,131      828,726    1,308,636      673,220
  Net change in unrealized gain (loss)
   on investments.......................   (5,804,355)   4,023,859    2,136,102    6,670,050    2,501,287    5,875,673
                                         ------------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................     (346,020)   4,567,487    3,020,595    7,042,224    3,351,242    6,241,421
                                         ------------  -----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........       50,093      783,388      907,929    1,102,934    1,035,020      811,794
  Annuity Payments......................            -            -            -            -      (11,437)     (44,987)
  Surrenders, withdrawals and death
   benefits.............................     (477,107)    (619,287)  (1,333,075)    (760,424)  (1,312,295)    (901,000)
  Net transfers between other
   subaccounts or fixed rate
   option...............................  (20,117,419)     420,006      288,753    2,835,835    2,282,789    6,092,258
  Other charges.........................      (16,278)    (153,021)    (274,536)    (234,474)    (264,529)    (186,034)
                                         ------------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (20,560,711)     431,086     (410,929)   2,943,871    1,729,548    5,772,031
                                         ------------  -----------  -----------  -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  (20,906,731)   4,998,573    2,609,666    9,986,095    5,080,790   12,013,452

NET ASSETS
  Beginning of period...................   20,906,731   15,908,158   31,746,685   21,760,590   26,788,007   14,774,555
                                         ------------  -----------  -----------  -----------  -----------  -----------
  End of period......................... $          -  $20,906,731  $34,356,351  $31,746,685  $31,868,797  $26,788,007
                                         ============  ===========  ===========  ===========  ===========  ===========

  Beginning units.......................    1,358,734    1,312,965    1,871,453    1,659,188    1,822,993    1,417,423
  Units issued..........................       20,350      473,390      385,040      800,553      498,322      781,530
  Units redeemed........................   (1,379,084)    (427,621)    (404,696)    (588,288)    (393,604)    (375,960)
                                         ------------  -----------  -----------  -----------  -----------  -----------
  Ending units..........................            -    1,358,734    1,851,797    1,871,453    1,927,711    1,822,993
                                         ============  ===========  ===========  ===========  ===========  ===========

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A33

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
     AST LORD ABBETT            AST LOOMIS SAYLES
    CORE FIXED INCOME           LARGE-CAP GROWTH           AST MFS GROWTH         AST NEUBERGER BERMAN
        PORTFOLIO                   PORTFOLIO                 PORTFOLIO         MID-CAP GROWTH PORTFOLIO
------------------------    ------------------------  ------------------------  ------------------------
 01/01/2014   01/01/2013     01/01/2014   01/01/2013   01/01/2014   01/01/2013   01/01/2014   01/01/2013
     TO           TO             TO           TO           TO           TO           TO           TO
 12/31/2014   12/31/2013     12/31/2014   12/31/2013   12/31/2014   12/31/2013   12/31/2014   12/31/2013
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------
$  (606,190) $  (632,980)   $  (865,382) $  (534,455) $  (251,358) $  (216,653) $  (385,913) $  (348,010)
          -            -              -            -            -            -            -            -
    209,859      136,672      2,011,355    1,691,427      909,083      585,552    1,128,895      950,826
  2,218,242     (977,190)     3,926,314    8,217,224      393,531    3,438,459      634,724    4,995,017
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------

  1,821,911   (1,473,498)     5,072,287    9,374,196    1,051,256    3,807,358    1,377,706    5,597,833
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------

  1,189,711    2,004,175        590,364      506,000      300,555      463,099      524,148      404,048
          -            -              -            -            -            -            -            -
 (1,280,479)  (1,980,886)    (1,711,670)  (1,772,563)    (509,027)    (266,969)    (622,215)    (842,268)
  2,696,084   (1,642,952)    17,413,328   (2,972,028)     266,933      228,449     (488,923)    (581,665)
   (370,021)    (371,886)      (458,415)    (297,527)    (129,800)    (114,154)    (218,454)    (202,060)
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------

  2,235,295   (1,991,549)    15,833,607   (4,536,118)     (71,339)     310,425     (805,444)  (1,221,945)
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------

  4,057,206   (3,465,047)    20,905,894    4,838,078      979,917    4,117,783      572,262    4,375,888

 37,729,246   41,194,293     34,849,829   30,011,751   14,885,392   10,767,609   23,893,297   19,517,409
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------
$41,786,452  $37,729,246    $55,755,723  $34,849,829  $15,865,309  $14,885,392  $24,465,559  $23,893,297
===========  ===========    ===========  ===========  ===========  ===========  ===========  ===========

  3,207,037    3,352,512      2,198,980    2,543,256      919,617      893,995    1,419,936    1,510,695
    680,066    1,212,853      1,675,359      601,878      216,064      275,409      273,763      441,933
   (497,115)  (1,358,328)      (640,564)    (946,154)    (218,167)    (249,787)    (321,118)    (532,692)
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------
  3,389,988    3,207,037      3,233,775    2,198,980      917,514      919,617    1,372,581    1,419,936
===========  ===========    ===========  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A34

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                          SUBACCOUNTS
                                         ----------------------------------------------------------------------------
                                         AST NEUBERGER BERMAN / LSV AST PIMCO LIMITED MATURITY AST T. ROWE PRICE EQUITY
                                          MID-CAP VALUE PORTFOLIO        BOND PORTFOLIO            INCOME PORTFOLIO
                                         ------------------------   ------------------------   ------------------------
                                          01/01/2014    01/01/2013   01/01/2014    01/01/2013   01/01/2014   01/01/2013
                                              TO            TO           TO            TO           TO           TO
                                          12/31/2014    12/31/2013   12/31/2014    12/31/2013   12/31/2014   12/31/2013
                                         -----------   -----------  -----------   -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  (452,026)  $  (347,239) $  (289,793)  $  (325,084) $  (457,693) $  (403,302)
  Capital gains distributions
   received.............................           -             -            -             -            -            -
  Realized gain (loss) on shares
   redeemed.............................   1,310,629     1,207,100      (55,871)      (88,302)   1,191,710    1,262,313
  Net change in unrealized gain (loss)
   on investments.......................   2,333,779     5,754,599       42,650      (354,904)     904,915    5,071,710
                                         -----------   -----------  -----------   -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   3,192,382     6,614,460     (303,014)     (768,290)   1,638,932    5,930,721
                                         -----------   -----------  -----------   -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........     648,674       424,456    1,185,998     1,124,165      879,474      969,222
  Annuity Payments......................           -             -            -             -            -            -
  Surrenders, withdrawals and death
   benefits.............................    (630,240)     (700,035)    (600,623)   (1,008,604)    (851,843)  (1,211,150)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   2,382,847     2,626,312   (1,019,920)   (2,485,453)     196,760    1,491,608
  Other charges.........................    (235,689)     (185,746)    (136,565)     (153,116)    (263,942)    (238,656)
                                         -----------   -----------  -----------   -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   2,165,592     2,164,987     (571,110)   (2,523,008)     (39,551)   1,011,024
                                         -----------   -----------  -----------   -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   5,357,974     8,779,447     (874,124)   (3,291,298)   1,599,381    6,941,745

NET ASSETS
  Beginning of period...................  24,541,417    15,761,970   18,000,497    21,291,795   27,730,999   20,789,254
                                         -----------   -----------  -----------   -----------  -----------  -----------
  End of period......................... $29,899,391   $24,541,417  $17,126,373   $18,000,497  $29,330,380  $27,730,999
                                         ===========   ===========  ===========   ===========  ===========  ===========

  Beginning units.......................   1,439,394     1,288,697    1,729,316     1,960,957    1,935,981    1,858,286
  Units issued..........................     424,419       641,147      353,617       581,033      370,673      684,723
  Units redeemed........................    (301,060)     (490,450)    (402,022)     (812,674)    (371,380)    (607,028)
                                         -----------   -----------  -----------   -----------  -----------  -----------
  Ending units..........................   1,562,753     1,439,394    1,680,911     1,729,316    1,935,274    1,935,981
                                         ===========   ===========  ===========   ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A35

                                         SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------
 AST QMA US EQUITY ALPHA    AST T. ROWE PRICE NATURAL   AST T. ROWE PRICE ASSET     AST MFS GLOBAL EQUITY
        PORTFOLIO              RESOURCES PORTFOLIO       ALLOCATION PORTFOLIO             PORTFOLIO
------------------------    ------------------------  --------------------------  ------------------------
 01/01/2014   01/01/2013     01/01/2014   01/01/2013   01/01/2014    01/01/2013    01/01/2014   01/01/2013
     TO           TO             TO           TO           TO            TO            TO           TO
 12/31/2014   12/31/2013     12/31/2014   12/31/2013   12/31/2014    12/31/2013    12/31/2014   12/31/2013
-----------  -----------    -----------  -----------  ------------  ------------  -----------  -----------
$  (221,324) $  (150,373)   $  (530,679) $  (520,298) $(12,726,900) $(10,688,658) $  (360,400) $  (294,350)
          -            -              -            -             -             -            -            -

    583,641      409,303        934,958      283,611    11,069,461     5,751,750      679,852      670,394
  1,467,891    2,084,439     (3,370,690)   3,963,930    34,128,716    96,664,597      117,331    3,745,282
-----------  -----------    -----------  -----------  ------------  ------------  -----------  -----------



  1,830,208    2,343,369     (2,966,411)   3,727,243    32,471,277    91,727,689      436,783    4,121,326
-----------  -----------    -----------  -----------  ------------  ------------  -----------  -----------

    355,836      237,521        626,081      802,092    75,317,418   119,507,675      605,667      846,369
          -            -              -            -             -       (16,993)           -            -
   (279,815)    (130,910)    (1,045,341)    (873,227)  (18,224,316)  (11,187,150)    (414,701)    (391,685)
  6,704,116    1,194,219      1,425,058   (1,321,100)   (8,009,870)    8,249,680    1,801,322    2,201,859
   (112,435)     (78,804)      (276,510)    (272,427)   (7,493,899)   (6,109,460)    (202,747)    (171,794)
-----------  -----------    -----------  -----------  ------------  ------------  -----------  -----------




  6,667,702    1,222,026        729,288   (1,664,662)   41,589,333   110,443,752    1,789,541    2,484,749
-----------  -----------    -----------  -----------  ------------  ------------  -----------  -----------


  8,497,910    3,565,395     (2,237,123)   2,062,581    74,060,610   202,171,441    2,226,324    6,606,075

 10,685,844    7,120,449     32,012,489   29,949,908   752,863,432   550,691,991   21,372,583   14,766,508
-----------  -----------    -----------  -----------  ------------  ------------  -----------  -----------
$19,183,754  $10,685,844    $29,775,366  $32,012,489  $826,924,042  $752,863,432  $23,598,907  $21,372,583
===========  ===========    ===========  ===========  ============  ============  ===========  ===========

    652,161      566,643      2,808,837    2,964,339    55,047,148    45,661,822    1,354,256    1,168,557
    609,310      298,172      1,053,868    1,108,455     8,088,186    14,322,506      324,203      537,532
   (245,721)    (212,654)      (961,182)  (1,263,957)   (4,367,812)   (4,937,180)    (213,728)    (351,833)
-----------  -----------    -----------  -----------  ------------  ------------  -----------  -----------
  1,015,750      652,161      2,901,523    2,808,837    58,767,522    55,047,148    1,464,731    1,354,256
===========  ===========    ===========  ===========  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A36

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                          SUBACCOUNTS
                                         ---------------------------------------------------------------------------------
                                         AST J.P. MORGAN INTERNATIONAL   AST TEMPLETON GLOBAL    AST WELLINGTON MANAGEMENT
                                             EQUITY PORTFOLIO               BOND PORTFOLIO        HEDGED EQUITY PORTFOLIO
                                         ----------------------------  ------------------------  -------------------------
                                          01/01/2014     01/01/2013     01/01/2014   01/01/2013   01/01/2014    01/01/2013
                                              TO             TO             TO           TO           TO            TO
                                          12/31/2014     12/31/2013     12/31/2014   12/31/2013   12/31/2014    12/31/2013
                                          -----------    -----------   -----------  -----------  ------------  -----------
OPERATIONS
  Net investment income (loss).......... $  (404,763)   $  (362,330)   $  (247,632) $  (260,564) $ (1,719,170) $  (931,976)
  Capital gains distributions
   received.............................           -              -              -            -             -            -
  Realized gain (loss) on shares
   redeemed.............................     514,197        550,579        (15,434)    (210,653)    1,558,550    1,124,556
  Net change in unrealized gain (loss)
   on investments.......................  (2,123,233)     2,539,203        111,354     (525,095)    4,028,997    9,531,142
                                          -----------    -----------   -----------  -----------  ------------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................  (2,013,799)     2,727,452       (151,712)    (996,312)    3,868,377    9,723,722
                                          -----------    -----------   -----------  -----------  ------------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........     542,756        475,471        808,157      414,315    25,752,402   19,999,414
  Annuity Payments......................           -              -              -            -             -            -
  Surrenders, withdrawals and death
   benefits.............................    (520,910)      (372,783)      (441,698)    (283,138)   (2,059,912)  (1,442,597)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   1,866,033      1,979,567       (339,664)    (327,959)   17,266,240   10,791,053
  Other charges.........................    (216,752)      (200,594)      (149,352)    (152,470)     (986,419)    (491,544)
                                          -----------    -----------   -----------  -----------  ------------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   1,671,127      1,881,661       (122,557)    (349,252)   39,972,311   28,856,326
                                          -----------    -----------   -----------  -----------  ------------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................    (342,672)     4,609,113       (274,269)  (1,345,564)   43,840,688   38,580,048

NET ASSETS
  Beginning of period...................  24,368,392     19,759,279     16,325,810   17,671,374    78,530,007   39,949,959
                                          -----------    -----------   -----------  -----------  ------------  -----------
  End of period......................... $24,025,720    $24,368,392    $16,051,541  $16,325,810  $122,370,695  $78,530,007
                                          ===========    ===========   ===========  ===========  ============  ===========

  Beginning units.......................   1,940,967      1,787,971      1,539,635    1,571,463     6,836,421    4,100,061
  Units issued..........................     491,208        666,652        319,012      544,718     4,688,624    3,697,762
  Units redeemed........................    (356,766)      (513,656)      (323,380)    (576,546)   (1,235,660)    (961,402)
                                          -----------    -----------   -----------  -----------  ------------  -----------
  Ending units..........................   2,075,409      1,940,967      1,535,267    1,539,635    10,289,385    6,836,421
                                          ===========    ===========   ===========  ===========  ============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A37

                                            SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
 AST CAPITAL GROWTH ASSET       AST ACADEMIC STRATEGIES       AST BALANCED ASSET        AST PRESERVATION ASSET
   ALLOCATION PORTFOLIO       ASSET ALLOCATION PORTFOLIO     ALLOCATION PORTFOLIO        ALLOCATION PORTFOLIO
--------------------------    --------------------------  --------------------------  --------------------------
 01/01/2014    01/01/2013      01/01/2014    01/01/2013    01/01/2014    01/01/2013    01/01/2014    01/01/2013
     TO            TO              TO            TO            TO            TO            TO            TO
 12/31/2014    12/31/2013      12/31/2014    12/31/2013    12/31/2014    12/31/2013    12/31/2014    12/31/2013
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------
$ (8,979,847) $ (7,120,159)   $ (6,771,357) $ (6,539,111) $(11,275,381) $(10,010,512) $ (7,947,711) $ (7,639,222)
           -             -               -             -             -             -             -             -
   8,270,344     5,584,269       8,887,813     6,048,476    12,339,698     8,689,343     7,214,935     4,893,458
  27,772,086    79,579,544       5,280,870    28,289,361    31,171,828    89,512,333    19,712,369    35,190,164
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  27,062,583    78,043,654       7,397,326    27,798,726    32,236,145    88,191,164    18,979,593    32,444,400
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  47,131,244    42,580,874      13,343,396    26,478,926    49,284,953    65,802,454    29,925,126    67,283,941
           -       (80,101)        (29,351)            -      (171,559)     (165,999)       (8,892)      (68,786)
 (14,158,361)   (8,944,563)    (13,190,118)  (11,412,141)  (22,262,501)  (18,322,578)  (20,414,879)  (13,583,950)
  25,748,899    46,089,890     (20,221,062)    2,440,739   (11,985,393)    7,344,424   (11,351,672)  (35,340,318)
  (4,322,493)   (3,288,079)     (2,913,708)   (2,723,405)   (5,694,555)   (4,903,289)   (4,125,787)   (3,800,672)
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  54,399,289    76,358,021     (23,010,843)   14,784,119     9,170,945    49,755,012    (5,976,104)   14,490,215
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  81,461,872   154,401,675     (15,613,517)   42,582,845    41,407,090   137,946,176    13,003,489    46,934,615

 491,952,211   337,550,536     391,355,542   348,772,697   670,128,514   532,182,338   473,774,639   426,840,024
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------
$573,414,083  $491,952,211    $375,742,025  $391,355,542  $711,535,604  $670,128,514  $486,778,128  $473,774,639
============  ============    ============  ============  ============  ============  ============  ============

  35,937,225    29,647,790      32,209,040    30,992,629    50,339,495    45,923,327    38,187,058    36,655,273
   7,232,653    10,349,647       3,321,054     7,878,445     5,455,484    10,381,877     4,014,342     8,331,993
  (3,060,874)   (4,060,212)     (5,137,879)   (6,662,034)   (4,369,718)   (5,965,709)   (4,214,298)   (6,800,208)
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------
  40,109,004    35,937,225      30,392,215    32,209,040    51,425,261    50,339,495    37,987,102    38,187,058
============  ============    ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A38

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                             SUBACCOUNTS
                                         ----------------------------------------------------------------------------------
                                               AST FI PYRAMIS           AST PRUDENTIAL GROWTH           AST ADVANCED
                                           QUANTITATIVE PORTFOLIO       ALLOCATION PORTFOLIO        STRATEGIES PORTFOLIO
                                         --------------------------  --------------------------  --------------------------
                                          01/01/2014    01/01/2013    01/01/2014    01/01/2013    01/01/2014    01/01/2013
                                              TO            TO            TO            TO            TO            TO
                                          12/31/2014    12/31/2013    12/31/2014    12/31/2013    12/31/2014    12/31/2013
                                         ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income (loss).......... $ (5,353,843) $ (4,770,297) $ (5,597,186) $ (4,413,517) $ (9,320,103) $ (7,637,609)
  Capital gains distributions
   received.............................            -             -             -             -             -             -
  Realized gain (loss) on shares
   redeemed.............................    5,266,720     2,332,439     5,196,985     3,858,206     7,154,400     3,542,645
  Net change in unrealized gain (loss)
   on investments.......................    5,068,068    37,476,414    24,233,649    37,720,015    26,828,542    67,644,863
                                         ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    4,980,945    35,038,556    23,833,448    37,164,704    24,662,839    63,549,899
                                         ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........   26,133,631    43,646,440    34,531,066    44,386,812    62,652,702    92,094,004
  Annuity Payments......................            -       (93,212)       (9,302)            -      (405,801)      (82,226)
  Surrenders, withdrawals and death
   benefits.............................   (6,943,738)   (5,052,299)   (6,188,559)   (4,572,979)  (11,334,860)   (8,319,985)
  Net transfers between other
   subaccounts or fixed rate
   option...............................  (12,831,795)    5,443,436    14,045,671    12,596,475    (7,276,235)   22,200,070
  Other charges.........................   (3,033,640)   (2,611,995)   (3,241,793)   (2,487,706)   (5,433,679)   (4,287,877)
                                         ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................    3,324,458    41,332,370    39,137,083    49,922,602    38,202,127   101,603,986
                                         ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................    8,305,403    76,370,926    62,970,531    87,087,306    62,864,966   165,153,885

NET ASSETS
  Beginning of period...................  324,399,029   248,028,103   309,203,559   222,116,253   545,108,018   379,954,133
                                         ------------  ------------  ------------  ------------  ------------  ------------
  End of period......................... $332,704,432  $324,399,029  $372,174,090  $309,203,559  $607,972,984  $545,108,018
                                         ============  ============  ============  ============  ============  ============

  Beginning units.......................   25,294,272    21,669,843    23,646,310    19,406,256    40,149,079    31,622,440
  Units issued..........................    3,123,290     6,578,541     5,881,842     8,909,515     6,289,624    12,094,167
  Units redeemed........................   (2,649,450)   (2,954,112)   (2,816,631)   (4,669,461)   (2,862,658)   (3,567,528)
                                         ------------  ------------  ------------  ------------  ------------  ------------
  Ending units..........................   25,768,112    25,294,272    26,711,521    23,646,310    43,576,045    40,149,079
                                         ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A39

                                          SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP       AST MONEY MARKET         AST SMALL-CAP GROWTH      AST PIMCO TOTAL RETURN
    GROWTH PORTFOLIO                  PORTFOLIO                  PORTFOLIO               BOND PORTFOLIO
--------------------------   --------------------------  ------------------------  --------------------------
 01/01/2014    01/01/2013     01/01/2014    01/01/2013    01/01/2014   01/01/2013   01/01/2014    01/01/2013
     TO            TO             TO            TO            TO           TO           TO            TO
 12/31/2014    12/31/2013     12/31/2014    12/31/2013    12/31/2014   12/31/2013   12/31/2014    12/31/2013
-----------   -----------    ------------  ------------  -----------  -----------  ------------  ------------
$  (957,168)  $  (768,137)   $   (315,276) $   (302,825) $  (325,580) $  (286,035) $ (3,970,272) $ (4,096,261)
          -             -               -             -            -            -             -             -
  3,487,534     2,345,813               -             -    1,039,086      844,672     1,568,157       805,216
  1,113,161    14,164,820               -             -     (299,395)   4,141,780     8,504,979    (5,685,141)
-----------   -----------    ------------  ------------  -----------  -----------  ------------  ------------

  3,643,527    15,742,496        (315,276)     (302,825)     414,111    4,700,417     6,102,864    (8,976,186)
-----------   -----------    ------------  ------------  -----------  -----------  ------------  ------------

  1,708,034     1,448,304       3,496,329     2,055,160      532,509      473,560     2,078,900     7,010,090
          -             -               -      (301,228)      (4,040)     (72,237)     (245,355)     (309,072)
 (1,498,214)   (1,036,326)    (34,149,912)  (27,868,208)    (785,091)    (448,826)   (8,804,420)   (9,791,401)
    289,677     3,298,361      30,179,055    24,294,793      (58,359)   1,460,405    (8,168,858)    9,108,137
   (477,350)     (397,640)       (111,136)     (133,132)    (154,570)    (140,397)   (2,001,998)   (2,007,318)
-----------   -----------    ------------  ------------  -----------  -----------  ------------  ------------

     22,147     3,312,699        (585,664)   (1,952,615)    (469,551)   1,272,505   (17,141,731)    4,010,436
-----------   -----------    ------------  ------------  -----------  -----------  ------------  ------------

  3,665,674    19,055,195        (900,940)   (2,255,440)     (55,440)   5,972,922   (11,038,867)   (4,965,750)

 53,672,392    34,617,197      17,661,148    19,916,588   19,844,028   13,871,106   242,502,406   247,468,156
-----------   -----------    ------------  ------------  -----------  -----------  ------------  ------------
$57,338,066   $53,672,392    $ 16,760,208  $ 17,661,148  $19,788,588  $19,844,028  $231,463,539  $242,502,406
===========   ===========    ============  ============  ===========  ===========  ============  ============

  3,039,941     2,773,359       1,860,530     2,056,152    1,115,396    1,035,622    21,554,652    21,224,806
    766,946     1,336,712       5,503,866     4,821,246      280,214      448,667     2,799,623     6,764,202
   (753,907)   (1,070,130)     (5,571,584)   (5,016,868)    (302,542)    (368,893)   (4,265,822)   (6,434,356)
-----------   -----------    ------------  ------------  -----------  -----------  ------------  ------------
  3,052,980     3,039,941       1,792,812     1,860,530    1,093,068    1,115,396    20,088,453    21,554,652
===========   ===========    ============  ============  ===========  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A40

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                       SUBACCOUNTS
                                         ------------------------------------------------------------------------
                                         AST INTERNATIONAL VALUE AST INTERNATIONAL GROWTH  NVIT DEVELOPING MARKETS
                                                PORTFOLIO                PORTFOLIO            FUND - CLASS II
                                         ----------------------  ------------------------  ----------------------
                                         01/01/2014  01/01/2013   01/01/2014   01/01/2013  01/01/2014  01/01/2013
                                             TO          TO           TO           TO          TO          TO
                                         12/31/2014  12/31/2013   12/31/2014   12/31/2013  12/31/2014  12/31/2013
                                         ----------  ----------  -----------  -----------  ----------  ----------
OPERATIONS
  Net investment income (loss).......... $ (151,192) $ (138,194) $  (270,495) $  (242,163)  $ (5,049)   $ (4,040)
  Capital gains distributions
   received.............................          -           -            -            -          -           -
  Realized gain (loss) on shares
   redeemed.............................    167,621     200,371      322,337      310,553    (26,648)    (87,079)
  Net change in unrealized gain (loss)
   on investments.......................   (803,419)  1,205,870   (1,320,081)   2,412,006    (21,895)     75,349
                                         ----------  ----------  -----------  -----------   --------    --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   (786,990)  1,268,047   (1,268,239)   2,480,396    (53,592)    (15,770)
                                         ----------  ----------  -----------  -----------   --------    --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........    330,154     195,084      460,927      345,738      1,081       1,949
  Annuity Payments......................          -           -            -            -          -           -
  Surrenders, withdrawals and death
   benefits.............................   (287,425)   (270,309)    (503,907)    (229,418)   (90,889)    (82,882)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    776,292     484,319    1,420,503    2,314,318    118,814     124,403
  Other charges.........................    (78,711)    (72,656)    (166,855)    (152,298)    (1,265)     (1,360)
                                         ----------  ----------  -----------  -----------   --------    --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................    740,310     336,438    1,210,668    2,278,340     27,741      42,110
                                         ----------  ----------  -----------  -----------   --------    --------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................    (46,680)  1,604,485      (57,571)   4,758,736    (25,851)     26,340

NET ASSETS
  Beginning of period...................  8,991,889   7,387,404   17,591,175   12,832,439    691,509     665,169
                                         ----------  ----------  -----------  -----------   --------    --------
  End of period......................... $8,945,209  $8,991,889  $17,533,604  $17,591,175   $665,658    $691,509
                                         ==========  ==========  ===========  ===========   ========    ========

  Beginning units.......................    729,156     705,540    1,395,954    1,205,057     46,761      44,357
  Units issued..........................    188,859     255,728      328,321      525,108      8,863      22,191
  Units redeemed........................   (129,694)   (232,112)    (231,071)    (334,211)    (7,185)    (19,787)
                                         ----------  ----------  -----------  -----------   --------    --------
  Ending units..........................    788,321     729,156    1,493,204    1,395,954     48,439      46,761
                                         ==========  ==========  ===========  ===========   ========    ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A41

                                        SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------
 AST INVESTMENT GRADE BOND    AST WESTERN ASSET CORE PLUS
         PORTFOLIO                 BOND PORTFOLIO          AST BOND PORTFOLIO 2018  AST BOND PORTFOLIO 2019
--------------------------    --------------------------  ------------------------  ----------------------
 01/01/2014    01/01/2013      01/01/2014    01/01/2013    01/01/2014   01/01/2013  01/01/2014  01/01/2013
     TO            TO              TO            TO            TO           TO          TO          TO
 12/31/2014    12/31/2013      12/31/2014    12/31/2013    12/31/2014   12/31/2013  12/31/2014  12/31/2013
-----------  -------------    -----------   -----------   -----------  -----------  ----------  ----------
$  (701,558) $  (1,591,578)   $  (937,639)  $  (848,345)  $  (445,245) $  (509,023) $  (28,463) $  (46,192)
          -              -              -             -             -            -           -           -
  2,162,687      3,890,220        474,291       (55,128)      216,922      345,160        (543)    (46,769)
    416,489     (4,557,529)     3,220,223      (750,153)      334,282     (932,637)     64,656     (42,526)
-----------  -------------    -----------   -----------   -----------  -----------  ----------  ----------

  1,877,618     (2,258,887)     2,756,875    (1,653,626)      105,959   (1,096,500)     35,650    (135,487)
-----------  -------------    -----------   -----------   -----------  -----------  ----------  ----------

      1,487          1,326        831,709     1,150,848             6           32           -          59
          -              -              -             -             -            -           -           -
 (2,831,947)    (3,554,062)    (1,479,200)   (1,029,781)   (1,341,648)    (705,904)    (22,369)   (214,237)
 11,069,111   (219,643,509)     6,026,900     6,465,180    (2,220,483)   1,587,904    (727,624)    (86,747)
   (456,212)    (1,052,790)      (481,072)     (429,618)       (3,367)      (3,784)       (427)       (547)
-----------  -------------    -----------   -----------   -----------  -----------  ----------  ----------

  7,782,439   (224,249,035)     4,898,337     6,156,629    (3,565,492)     878,248    (750,420)   (301,472)
-----------  -------------    -----------   -----------   -----------  -----------  ----------  ----------

  9,660,057   (226,507,922)     7,655,212     4,503,003    (3,459,533)    (218,252)   (714,770)   (436,959)

 45,742,802    272,250,724     50,085,108    45,582,105    21,676,106   21,894,358   1,846,181   2,283,140
-----------  -------------    -----------   -----------   -----------  -----------  ----------  ----------
$55,402,859  $  45,742,802    $57,740,320   $50,085,108   $18,216,573  $21,676,106  $1,131,411  $1,846,181
===========  =============    ===========   ===========   ===========  ===========  ==========  ==========

  3,597,565     20,928,766      4,455,818     3,919,578     1,882,925    1,799,476     158,569     183,095
 10,366,956     21,813,702      1,629,214     1,980,425       244,259    1,118,259      20,970     153,212
 (9,776,221)   (39,144,903)    (1,205,117)   (1,444,185)     (548,884)  (1,034,810)    (84,127)   (177,738)
-----------  -------------    -----------   -----------   -----------  -----------  ----------  ----------
  4,188,300      3,597,565      4,879,915     4,455,818     1,578,300    1,882,925      95,412     158,569
===========  =============    ===========   ===========   ===========  ===========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A42

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                         SUBACCOUNTS
                                         --------------------------------------------------------------------------
                                         AST GLOBAL REAL ESTATE   AST PARAMETRIC EMERGING      AST GOLDMAN SACHS
                                                PORTFOLIO        MARKETS EQUITY PORTFOLIO  SMALL-CAP VALUE PORTFOLIO
                                         ----------------------  ------------------------  ------------------------
                                         01/01/2014  01/01/2013   01/01/2014   01/01/2013   01/01/2014   01/01/2013
                                             TO          TO           TO           TO           TO           TO
                                         12/31/2014  12/31/2013   12/31/2014   12/31/2013   12/31/2014   12/31/2013
                                         ----------  ----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $ (141,623) $ (135,962) $  (484,275) $  (449,778) $  (469,153) $  (409,270)
  Capital gains distributions
   received.............................          -           -            -            -            -            -
  Realized gain (loss) on shares
   redeemed.............................    357,106     314,744      463,733      (20,396)   1,402,329    1,342,601
  Net change in unrealized gain (loss)
   on investments.......................    755,076     (91,923)  (1,798,171)    (205,550)     579,970    6,577,506
                                         ----------  ----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    970,559      86,859   (1,818,713)    (675,724)   1,513,146    7,510,837
                                         ----------  ----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........    603,554     277,544      255,454      538,818    1,152,752      761,713
  Annuity Payments......................          -           -            -            -            -            -
  Surrenders, withdrawals and death
   benefits.............................   (334,138)   (233,929)    (877,426)    (279,437)  (1,178,412)    (714,625)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   (423,733)  1,078,377      744,086    3,446,277      809,625      821,401
  Other charges.........................    (73,886)    (71,243)    (280,174)    (261,040)    (246,657)    (219,585)
                                         ----------  ----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (228,203)  1,050,749     (158,060)   3,444,618      537,308      648,904
                                         ----------  ----------  -----------  -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................    742,356   1,137,608   (1,976,773)   2,768,894    2,050,454    8,159,741

NET ASSETS
  Beginning of period...................  8,308,043   7,170,435   28,799,844   26,030,950   28,051,971   19,892,230
                                         ----------  ----------  -----------  -----------  -----------  -----------
  End of period......................... $9,050,399  $8,308,043  $26,823,071  $28,799,844  $30,102,425  $28,051,971
                                         ==========  ==========  ===========  ===========  ===========  ===========

  Beginning units.......................    613,744     547,133    2,763,267    2,458,495    1,579,151    1,524,692
  Units issued..........................    174,450     341,692    1,116,614    1,649,117      359,959      597,270
  Units redeemed........................   (182,083)   (275,081)  (1,137,514)  (1,344,345)    (319,728)    (542,811)
                                         ----------  ----------  -----------  -----------  -----------  -----------
  Ending units..........................    606,111     613,744    2,742,367    2,763,267    1,619,382    1,579,151
                                         ==========  ==========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A43

                                            SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
   AST SCHRODERS GLOBAL              AST RCM WORLD          AST J.P. MORGAN GLOBAL         AST GOLDMAN SACHS
    TACTICAL PORTFOLIO             TRENDS PORTFOLIO           THEMATIC PORTFOLIO         MULTI-ASSET PORTFOLIO
--------------------------    --------------------------  --------------------------  --------------------------
 01/01/2014    01/01/2013      01/01/2014    01/01/2013    01/01/2014    01/01/2013    01/01/2014    01/01/2013
     TO            TO              TO            TO            TO            TO            TO            TO
 12/31/2014    12/31/2013      12/31/2014    12/31/2013    12/31/2014    12/31/2013    12/31/2014    12/31/2013
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------
$ (4,334,782) $ (3,656,860)   $ (5,169,886) $ (4,392,593) $ (2,711,059) $ (2,247,596) $ (2,916,652) $ (2,497,869)
           -             -               -             -             -             -             -             -
   3,779,469     2,762,692       3,187,450     1,943,516     2,658,885     1,376,566     2,410,558     1,560,481
  11,646,313    34,133,496      13,082,335    30,323,013     7,804,797    19,425,025     4,699,343    12,828,056
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  11,091,000    33,239,328      11,099,899    27,873,936     7,752,623    18,553,995     4,193,249    11,890,668
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  24,420,439    39,012,719      35,101,193    54,957,620    17,036,443    27,875,624    25,382,518    29,940,162
           -             -               -       (74,534)      (30,359)            -             -             -
  (4,884,827)   (2,753,623)     (6,183,508)   (4,567,550)   (3,062,947)   (1,288,197)   (4,239,459)   (3,649,588)
  (4,852,582)   11,280,901      (5,357,775)     (783,051)   (4,158,988)    6,123,440    (7,109,933)   (2,439,337)
  (2,619,510)   (2,161,984)     (3,211,376)   (2,625,294)   (1,630,090)   (1,320,866)   (1,751,114)   (1,454,780)
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  12,063,520    45,378,013      20,348,534    46,907,191     8,154,059    31,390,001    12,282,012    22,396,457
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  23,154,520    78,617,341      31,448,433    74,781,127    15,906,682    49,943,996    16,475,261    34,287,125

 258,398,168   179,780,827     310,506,497   235,725,370   161,360,620   111,416,624   174,100,353   139,813,228
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------
$281,552,688  $258,398,168    $341,954,930  $310,506,497  $177,267,302  $161,360,620  $190,575,614  $174,100,353
============  ============    ============  ============  ============  ============  ============  ============

  18,973,941    15,190,242      25,217,742    21,003,523    12,110,019     9,458,185    14,492,570    12,411,997
   2,647,275     6,113,018       3,740,416     7,410,508     1,898,969     4,058,528     2,884,840     4,555,878
  (1,553,885)   (2,329,319)     (1,854,138)   (3,196,289)   (1,138,971)   (1,406,694)   (1,662,166)   (2,475,305)
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------
  20,067,331    18,973,941      27,104,020    25,217,742    12,870,017    12,110,019    15,715,244    14,492,570
============  ============    ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A44

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                       SUBACCOUNTS
                                         ----------------------------------------------------------------------
                                           AST FI PYRAMIS(R) ASSET        PROFUND VP        PROFUND VP CONSUMER
                                            ALLOCATION PORTFOLIO       CONSUMER SERVICES      GOODS PORTFOLIO
                                         --------------------------  --------------------  --------------------
                                          01/01/2014    01/01/2013   01/01/2014 01/01/2013 01/01/2014 01/01/2013
                                              TO            TO           TO         TO         TO         TO
                                          12/31/2014    12/31/2013   12/31/2014 12/31/2013 12/31/2014 12/31/2013
                                         ------------  ------------  ---------- ---------- ---------- ----------
OPERATIONS
  Net investment income (loss).......... $ (3,446,040) $ (2,589,910) $  (4,766)  $ (4,671)  $ (1,243) $  (1,954)
  Capital gains distributions
   received.............................            -             -        333      1,112          -          -
  Realized gain (loss) on shares
   redeemed.............................    2,835,071     1,830,552     67,925     45,531     38,956     55,412
  Net change in unrealized gain (loss)
   on investments.......................    8,775,830    25,405,185    (33,409)    77,842    (26,069)    18,758
                                         ------------  ------------  ---------   --------   --------  ---------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    8,164,861    24,645,827     30,083    119,814     11,644     72,216
                                         ------------  ------------  ---------   --------   --------  ---------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........   33,046,650    31,225,357      1,000     10,003        999          -
  Annuity Payments......................       (9,422)            -          -          -          -          -
  Surrenders, withdrawals and death
   benefits.............................   (3,259,713)   (2,153,263)   (16,888)   (25,179)   (16,494)    (7,489)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    1,891,027    15,541,173   (121,258)   (43,055)   (81,917)  (150,908)
  Other charges.........................   (2,016,131)   (1,478,549)    (2,482)    (3,102)    (1,293)    (2,569)
                                         ------------  ------------  ---------   --------   --------  ---------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   29,652,411    43,134,718   (139,628)   (61,333)   (98,705)  (160,966)
                                         ------------  ------------  ---------   --------   --------  ---------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   37,817,272    67,780,545   (109,545)    58,481    (87,061)   (88,750)

NET ASSETS
  Beginning of period...................  188,037,914   120,257,369    388,263    329,782    220,790    309,540
                                         ------------  ------------  ---------   --------   --------  ---------
  End of period......................... $225,855,186  $188,037,914  $ 278,718   $388,263   $133,729  $ 220,790
                                         ============  ============  =========   ========   ========  =========

  Beginning units.......................   13,957,675    10,343,938     20,737     24,272     14,254     25,290
  Units issued..........................    3,927,617     5,340,707      2,082      4,120      2,233        407
  Units redeemed........................   (1,507,359)   (1,726,970)    (9,383)    (7,655)    (8,537)   (11,443)
                                         ------------  ------------  ---------   --------   --------  ---------
  Ending units..........................   16,377,933    13,957,675     13,436     20,737      7,950     14,254
                                         ============  ============  =========   ========   ========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A45

                                SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------
     PROFUND VP              PROFUND VP            PROFUND VP            PROFUND VP
     FINANCIALS              HEALTH CARE           INDUSTRIALS         MID-CAP GROWTH
--------------------    --------------------  --------------------  --------------------
01/01/2014 01/01/2013   01/01/2014 01/01/2013 01/01/2014 01/01/2013 01/01/2014 01/01/2013
    TO         TO           TO         TO         TO         TO         TO         TO
12/31/2014 12/31/2013   12/31/2014 12/31/2013 12/31/2014 12/31/2013 12/31/2014 12/31/2013
---------- ----------   ---------- ---------- ---------- ---------- ---------- ----------
$  (4,371) $  (5,244)   $  (5,062) $  (4,892)  $ (4,299) $  (2,959)  $   (901)  $ (1,770)
        -          -            -          -          -          -      5,614          -
   47,262     70,592       60,750     61,008     52,926     58,663     12,667     17,585
   (8,716)    60,686       15,416     77,435    (33,290)    37,845    (17,299)    13,069
---------  ---------    ---------  ---------   --------  ---------   --------   --------

   34,175    126,034       71,104    133,551     15,337     93,549         81     28,884
---------  ---------    ---------  ---------   --------  ---------   --------   --------

        9          -            -          -          -          -     16,528          -
        -          -            -          -          -          -          -          -
  (21,634)   (25,066)     (26,803)   (25,499)   (61,391)    (3,349)   (12,221)      (603)
  (96,319)  (156,966)     (93,469)   (79,942)    74,931   (147,229)   (52,132)   (56,588)
   (2,778)    (4,057)      (2,843)    (3,481)    (1,596)    (2,836)      (475)      (996)
---------  ---------    ---------  ---------   --------  ---------   --------   --------

 (120,722)  (186,089)    (123,115)  (108,922)    11,944   (153,414)   (48,300)   (58,187)
---------  ---------    ---------  ---------   --------  ---------   --------   --------

  (86,547)   (60,055)     (52,011)    24,629     27,281    (59,865)   (48,219)   (29,303)

  409,244    469,299      399,481    374,852    255,247    315,112     89,900    119,203
---------  ---------    ---------  ---------   --------  ---------   --------   --------
$ 322,697  $ 409,244    $ 347,470  $ 399,481   $282,528  $ 255,247   $ 41,681   $ 89,900
=========  =========    =========  =========   ========  =========   ========   ========

   46,130     68,847       23,220     30,013     18,665     31,372      6,011     10,255
    1,199      6,195        2,809      4,521     12,278      4,009      3,114      1,280
  (14,637)   (28,912)      (9,462)   (11,314)   (10,806)   (16,716)    (6,455)    (5,524)
---------  ---------    ---------  ---------   --------  ---------   --------   --------
   32,692     46,130       16,567     23,220     20,137     18,665      2,670      6,011
=========  =========    =========  =========   ========  =========   ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A46

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                    SUBACCOUNTS
                                         ----------------------------------------------------------------
                                              PROFUND VP            PROFUND VP            PROFUND VP
                                             MID-CAP VALUE          REAL ESTATE        SMALL-CAP GROWTH
                                         --------------------  --------------------  --------------------
                                         01/01/2014 01/01/2013 01/01/2014 01/01/2013 01/01/2014 01/01/2013
                                             TO         TO         TO         TO         TO         TO
                                         12/31/2014 12/31/2013 12/31/2014 12/31/2013 12/31/2014 12/31/2013
                                         ---------- ---------- ---------- ---------- ---------- ----------
OPERATIONS
  Net investment income (loss)..........  $   (508)  $   (770)  $     32   $   (212)  $ (1,147)  $  (695)
  Capital gains distributions
   received.............................         -          -          -          -     12,406     2,094
  Realized gain (loss) on shares
   redeemed.............................    11,361     11,348      6,104      5,171      1,318     2,347
  Net change in unrealized gain (loss)
   on investments.......................    (7,827)     7,229     25,347     (6,614)   (12,779)   11,025
                                          --------   --------   --------   --------   --------   -------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................     3,026     17,807     31,483     (1,655)      (202)   14,771
                                          --------   --------   --------   --------   --------   -------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........         -          -          -          -          -    10,000
  Annuity Payments......................         -          -          -          -          -         -
  Surrenders, withdrawals and death
   benefits.............................    (8,320)      (604)    (4,758)    (7,018)    (1,168)   (1,953)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   (18,348)   (32,410)   (14,990)     9,934    (29,679)   32,309
  Other charges.........................      (304)      (596)    (1,222)    (1,212)      (621)     (421)
                                          --------   --------   --------   --------   --------   -------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (26,972)   (33,610)   (20,970)     1,704    (31,468)   39,935
                                          --------   --------   --------   --------   --------   -------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   (23,946)   (15,803)    10,513         49    (31,670)   54,706

NET ASSETS
  Beginning of period...................    53,848     69,651    144,154    144,105     86,523    31,817
                                          --------   --------   --------   --------   --------   -------
  End of period.........................  $ 29,902   $ 53,848   $154,667   $144,154   $ 54,853   $86,523
                                          ========   ========   ========   ========   ========   =======

  Beginning units.......................     3,842      6,471     14,357     14,160      5,388     2,741
  Units issued..........................        31          -        982      2,802        439     3,947
  Units redeemed........................    (1,908)    (2,629)    (2,839)    (2,605)    (2,434)   (1,300)
                                          --------   --------   --------   --------   --------   -------
  Ending units..........................     1,965      3,842     12,500     14,357      3,393     5,388
                                          ========   ========   ========   ========   ========   =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A47

                                SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------
     PROFUND VP             PROFUND VP            PROFUND VP            PROFUND VP
   SMALL-CAP VALUE      TELECOMMUNICATIONS         UTILITIES         LARGE-CAP GROWTH
--------------------   --------------------  --------------------  --------------------
01/01/2014 01/01/2013  01/01/2014 01/01/2013 01/01/2014 01/01/2013 01/01/2014 01/01/2013
    TO         TO          TO         TO         TO         TO         TO         TO
12/31/2014 12/31/2013  12/31/2014 12/31/2013 12/31/2014 12/31/2013 12/31/2014 12/31/2013
---------- ----------  ---------- ---------- ---------- ---------- ---------- ----------
 $  (224)   $   (254)   $  3,706   $  3,744   $    250   $  2,466   $   (619)  $   (601)
     619           -           -     11,477          -          -          -          -
   1,210       4,279      10,150     16,444     20,066     12,853      6,240      4,946
    (405)      2,153     (14,501)   (10,214)     8,422      8,706     (1,975)     7,935
 -------    --------    --------   --------   --------   --------   --------   --------

   1,200       6,178        (645)    21,451     28,738     24,025      3,646     12,280
 -------    --------    --------   --------   --------   --------   --------   --------

       -           -           -          -          -          -          -          -
       -           -           -          -          -          -          -          -

    (885)          -     (15,974)   (24,586)   (16,003)   (24,498)   (13,805)         -
    (333)    (11,055)    (54,730)   (67,161)   (80,541)   (25,538)    65,357    (12,990)
    (123)       (170)     (1,050)    (2,105)    (1,182)    (1,977)      (356)      (367)
 -------    --------    --------   --------   --------   --------   --------   --------

  (1,341)    (11,225)    (71,754)   (93,852)   (97,726)   (52,013)    51,196    (13,357)
 -------    --------    --------   --------   --------   --------   --------   --------

    (141)     (5,047)    (72,399)   (72,401)   (68,988)   (27,988)    54,842     (1,077)

  15,436      20,483     174,197    246,598    183,633    211,621     48,108     49,185
 -------    --------    --------   --------   --------   --------   --------   --------
 $15,295    $ 15,436    $101,798   $174,197   $114,645   $183,633   $102,950   $ 48,108
 =======    ========    ========   ========   ========   ========   ========   ========

   1,026       1,847      15,616     24,409     17,553     22,559      3,468      4,585
   2,974         622       4,245      3,995      2,703      3,465      5,545      2,739
  (3,025)     (1,443)    (10,650)   (12,788)   (11,444)    (8,471)    (2,366)    (3,856)
 -------    --------    --------   --------   --------   --------   --------   --------
     975       1,026       9,211     15,616      8,812     17,553      6,647      3,468
 =======    ========    ========   ========   ========   ========   ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A48

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                       SUBACCOUNTS
                                         ----------------------------------------------------------------------

                                              PROFUND VP                                  AST BOSTON PARTNERS
                                            LARGE-CAP VALUE    AST BOND PORTFOLIO 2020  LARGE-CAP VALUE PORTFOLIO
                                         --------------------  -----------------------  -----------------------
                                         01/01/2014 01/01/2013  01/01/2014  01/01/2013   01/01/2014   01/01/2013
                                             TO         TO          TO          TO           TO           TO
                                         12/31/2014 12/31/2013  12/31/2014  12/31/2013   12/31/2014   12/31/2013
                                         ---------- ---------- -----------  ----------  -----------   ----------
OPERATIONS
  Net investment income (loss)..........  $   (417)  $   (483) $   (83,316) $  (37,837) $  (168,238)  $ (134,368)
  Capital gains distributions
   received.............................         -          -            -           -            -            -
  Realized gain (loss) on shares
   redeemed.............................    13,811      7,019       61,915     (25,305)     358,341      315,860
  Net change in unrealized gain (loss)
   on investments.......................    (9,461)    12,858      179,486     (66,186)     643,128    1,769,724
                                          --------   --------  -----------  ----------  -----------   ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................     3,933     19,394      158,085    (129,328)     833,231    1,951,216
                                          --------   --------  -----------  ----------  -----------   ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........         -          -            -           -      152,181      284,135
  Annuity Payments......................         -          -            -           -            -            -
  Surrenders, withdrawals and death
   benefits.............................   (11,165)      (813)    (371,994)    (12,504)    (169,613)     (91,700)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   (25,583)   (19,813)    (806,795)  4,473,863      428,334    1,649,079
  Other charges.........................      (419)      (723)        (496)       (103)     (92,317)     (76,092)
                                          --------   --------  -----------  ----------  -----------   ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (37,167)   (21,349)  (1,179,285)  4,461,256      318,585    1,765,422
                                          --------   --------  -----------  ----------  -----------   ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   (33,234)    (1,955)  (1,021,200)  4,331,928    1,151,816    3,716,638

NET ASSETS
  Beginning of period...................    73,442     75,397    4,466,866     134,938    9,817,337    6,100,699
                                          --------   --------  -----------  ----------  -----------   ----------
  End of period.........................  $ 40,208   $ 73,442  $ 3,445,666  $4,466,866  $10,969,153   $9,817,337
                                          ========   ========  ===========  ==========  ===========   ==========

  Beginning units.......................     6,313      8,294      380,207      10,681      694,120      556,714
  Units issued..........................        55        192      188,733     560,578      143,831      333,046
  Units redeemed........................    (3,193)    (2,173)    (286,513)   (191,052)    (121,254)    (195,640)
                                          --------   --------  -----------  ----------  -----------   ----------
  Ending units..........................     3,175      6,313      282,427     380,207      716,697      694,120
                                          ========   ========  ===========  ==========  ===========   ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A49

                                      SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
                                                                                   WELLS FARGO ADVANTAGE VT
 AST JENNISON LARGE-CAP                                                            INTERNATIONAL EQUITY
    GROWTH PORTFOLIO           AST BOND PORTFOLIO 2017   AST BOND PORTFOLIO 2021      FUND - CLASS 1
------------------------      ------------------------  -------------------------  -----------------------
 01/01/2014     01/01/2013     01/01/2014   01/01/2013   01/01/2014   01/01/2013   01/01/2014   01/01/2013
     TO             TO             TO           TO           TO           TO           TO           TO
 12/31/2014     12/31/2013     12/31/2014   12/31/2013   12/31/2014   12/31/2013   12/31/2014   12/31/2013
-----------    -----------    -----------  -----------  -----------  ------------  ----------   ----------
$  (247,807)   $  (207,206)   $  (266,442) $  (392,468) $  (250,609) $   (367,038)  $    627    $  (1,000)
          -              -              -            -            -             -      1,155        2,489
    806,360        542,839        171,195      457,506      213,059     1,029,654        540       19,581
    628,344      3,319,379         20,683     (743,479)     561,324    (2,044,559)    (5,861)      (2,707)
-----------    -----------    -----------  -----------  -----------  ------------   --------    ---------

  1,186,897      3,655,012        (74,564)    (678,441)     523,774    (1,381,943)    (3,539)      18,363
-----------    -----------    -----------  -----------  -----------  ------------   --------    ---------

    773,162        644,722          1,396            -            -           111          -           71
          -              -              -      (36,290)           -             -          -            -
   (199,806)      (185,278)      (499,330)    (467,799)    (666,013)     (631,660)    (8,318)    (183,833)
  1,027,040       (364,441)    (1,620,334)  (7,313,714)   4,802,940   (17,391,882)     1,065       (1,886)
   (135,132)      (115,303)        (3,325)      (4,315)      (3,296)       (5,030)       (29)         (26)
-----------    -----------    -----------  -----------  -----------  ------------   --------    ---------

  1,465,264        (20,300)    (2,121,593)  (7,822,118)   4,133,631   (18,028,461)    (7,282)    (185,674)
-----------    -----------    -----------  -----------  -----------  ------------   --------    ---------

  2,652,161      3,634,712     (2,196,157)  (8,500,559)   4,657,405   (19,410,404)   (10,821)    (167,311)

 14,244,657     10,609,945     13,346,346   21,846,905    8,756,222    28,166,626     52,413      219,724
-----------    -----------    -----------  -----------  -----------  ------------   --------    ---------
$16,896,818    $14,244,657    $11,150,189  $13,346,346  $13,413,627  $  8,756,222   $ 41,592    $  52,413
===========    ===========    ===========  ===========  ===========  ============   ========    =========

    878,717        875,800      1,176,979    1,846,896      732,246     2,129,378      3,230       15,969
    324,152        305,757        417,100      718,114      904,083       616,179         67           39
   (230,429)      (302,840)      (603,241)  (1,388,031)    (570,764)   (2,013,311)      (542)     (12,778)
-----------    -----------    -----------  -----------  -----------  ------------   --------    ---------
    972,440        878,717        990,838    1,176,979    1,065,565       732,246      2,755        3,230
===========    ===========    ===========  ===========  ===========  ============   ========    =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A50

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                      SUBACCOUNTS
                                         --------------------------------------------------------------------------
                                         WELLS FARGO ADVANTAGE VT WELLS FARGO ADVANTAGE VT
                                             OMEGA GROWTH            SMALL CAP VALUE
                                            FUND - CLASS 1           FUND - CLASS 1         AST BOND PORTFOLIO 2022
                                         -----------------------  -----------------------  ------------------------
                                         01/01/2014   01/01/2013  01/01/2014   01/01/2013   01/01/2014   01/01/2013
                                             TO           TO          TO           TO           TO           TO
                                         12/31/2014   12/31/2013  12/31/2014   12/31/2013   12/31/2014   12/31/2013
                                         ----------   ----------  ----------   ----------  -----------  -----------
OPERATIONS
  Net investment income (loss)..........  $ (5,435)   $  (4,650)   $  (687)     $  (466)   $  (238,109) $  (372,692)
  Capital gains distributions
   received.............................    61,110       22,144          -            -              -            -
  Realized gain (loss) on shares
   redeemed.............................     2,236       51,518      2,074        1,813        104,393      205,197
  Net change in unrealized gain (loss)
   on investments.......................   (50,565)      35,658        600        6,670      1,074,534   (1,835,272)
                                          --------    ---------    -------      -------    -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................     7,346      104,670      1,987        8,017        940,818   (2,002,767)
                                          --------    ---------    -------      -------    -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........         -            -          -            -          4,302            -
  Annuity Payments......................         -            -          -            -              -            -
  Surrenders, withdrawals and death
   benefits.............................         -     (147,441)    (4,773)      (5,240)    (1,118,429)  (2,572,577)
  Net transfers between other
   subaccounts or fixed rate
   option...............................      (802)      (4,873)         -            -     (2,766,124)  (4,367,761)
  Other charges.........................         -            -       (198)        (202)        (3,420)      (4,232)
                                          --------    ---------    -------      -------    -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................      (802)    (152,314)    (4,971)      (5,442)    (3,883,671)  (6,944,570)
                                          --------    ---------    -------      -------    -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................     6,544      (47,644)    (2,984)       2,575     (2,942,853)  (8,947,337)

NET ASSETS
  Beginning of period...................   317,617      365,261     65,337       62,762     12,611,489   21,558,826
                                          --------    ---------    -------      -------    -----------  -----------
  End of period.........................  $324,161    $ 317,617    $62,353      $65,337    $ 9,668,636  $12,611,489
                                          ========    =========    =======      =======    ===========  ===========

  Beginning units.......................   106,550      168,936      4,760        5,173      1,150,052    1,736,527
  Units issued..........................       272            -          -            -        253,515      974,134
  Units redeemed........................      (531)     (62,386)      (347)        (413)      (588,250)  (1,560,609)
                                          --------    ---------    -------      -------    -----------  -----------
  Ending units..........................   106,291      106,550      4,413        4,760        815,317    1,150,052
                                          ========    =========    =======      =======    ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A51

                                     SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------
   AST QUANTITATIVE        AST BLACKROCK GLOBAL     WELLS FARGO ADVANTAGE VT   AST PRUDENTIAL CORE BOND
  MODELING PORTFOLIO       STRATEGIES PORTFOLIO     OPPORTUNITY FUND - CLASS 1        PORTFOLIO
---------------------   --------------------------  -------------------------  -----------------------
01/01/2014  01/01/2013   01/01/2014    01/01/2013   01/01/2014    01/01/2013    01/01/2014  01/01/2013
    TO          TO           TO            TO           TO            TO            TO          TO
12/31/2014  12/31/2013   12/31/2014    12/31/2013   12/31/2014    12/31/2013    12/31/2014  12/31/2013
----------  ----------  ------------  ------------  ----------    ----------   -----------  ----------
$  (38,811)  $ (2,120)  $ (1,994,234) $ (1,679,417)  $ (2,446)     $ (2,298)   $  (128,765) $ (110,946)
         -          -              -             -          -             -              -           -
    16,269      6,049      1,645,536       763,114      5,379        20,672         51,306      14,283
   159,423     23,479      4,198,572     9,898,160     12,031        27,537        460,266    (183,306)
----------   --------   ------------  ------------   --------      --------    -----------  ----------

   136,881     27,408      3,849,874     8,981,857     14,964        45,911        382,807    (279,969)
----------   --------   ------------  ------------   --------      --------    -----------  ----------

 4,272,481    151,164     15,020,464    25,858,365          -             -        972,764     546,666
         -          -              -             -          -             -              -           -
   (23,059)        (1)    (4,389,909)   (3,405,159)    (9,330)      (78,380)      (307,275)   (152,476)
   700,951    173,081     (1,575,746)        3,442     (1,390)       (2,038)     2,250,165     820,257
    (1,194)       (61)    (1,060,011)     (813,238)       (42)          (31)       (91,794)    (75,697)
----------   --------   ------------  ------------   --------      --------    -----------  ----------

 4,949,179    324,183      7,994,798    21,643,410    (10,762)      (80,449)     2,823,860   1,138,750
----------   --------   ------------  ------------   --------      --------    -----------  ----------

 5,086,060    351,591     11,844,672    30,625,267      4,202       (34,538)     3,206,667     858,781

   425,252     73,661    117,339,292    86,714,025    175,154       209,692      7,694,095   6,835,314
----------   --------   ------------  ------------   --------      --------    -----------  ----------
$5,511,312   $425,252   $129,183,964  $117,339,292   $179,356      $175,154    $10,900,762  $7,694,095
==========   ========   ============  ============   ========      ========    ===========  ==========

    35,927      7,416     10,679,775     8,594,013     11,158        17,208        751,047     643,150
   479,419     31,530      1,777,498     3,110,308          -             -        441,649     561,827
   (44,720)    (3,019)    (1,045,999)   (1,024,546)      (662)       (6,050)      (172,875)   (453,930)
----------   --------   ------------  ------------   --------      --------    -----------  ----------
   470,626     35,927     11,411,274    10,679,775     10,496        11,158      1,019,821     751,047
==========   ========   ============  ============   ========      ========    ===========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A52

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                          SUBACCOUNTS
                                         -----------------------------------------------------------------------------
                                                                                              AST FRANKLIN TEMPLETON
                                          AST NEUBERGER BERMAN            AST BOND                FOUNDING FUNDS
                                           CORE BOND PORTFOLIO         PORTFOLIO 2023          ALLOCATION PORTFOLIO
                                         ----------------------  -------------------------  --------------------------
                                         01/01/2014  01/01/2013   01/01/2014    01/01/2013   01/01/2014    01/01/2013
                                             TO          TO           TO            TO           TO            TO
                                         12/31/2014  12/31/2013   12/31/2014    12/31/2013   12/31/2014    12/31/2013
                                         ----------  ----------  ------------  -----------  ------------  ------------
OPERATIONS
  Net investment income (loss).......... $  (93,820) $  (66,172) $   (506,229) $  (475,320) $ (4,645,370) $ (4,206,332)
  Capital gains distributions
   received.............................          -           -             -            -             -             -
  Realized gain (loss) on shares
   redeemed.............................     73,639      (1,583)      833,343     (927,982)    4,101,636     2,723,691
  Net change in unrealized gain (loss)
   on investments.......................    213,948    (105,926)    2,263,054   (1,038,596)    4,829,715    52,339,337
                                         ----------  ----------  ------------  -----------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    193,767    (173,681)    2,590,168   (2,441,898)    4,285,981    50,856,696
                                         ----------  ----------  ------------  -----------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........    106,608     117,870             -            -     2,879,340    17,591,743
  Annuity Payments......................          -           -             -     (801,538)            -             -
  Surrenders, withdrawals and death
   benefits.............................   (154,830)    (78,783)   (1,679,543)  (1,797,099)   (6,075,907)   (4,537,033)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   (828,229)  2,381,969   (19,945,049)  35,155,070    (3,121,039)    9,717,037
  Other charges.........................    (50,472)    (36,706)       (6,115)      (9,618)   (2,646,740)   (2,395,627)
                                         ----------  ----------  ------------  -----------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (926,923)  2,384,350   (21,630,707)  32,546,815    (8,964,346)   20,376,120
                                         ----------  ----------  ------------  -----------  ------------  ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   (733,156)  2,210,669   (19,040,539)  30,104,917    (4,678,365)   71,232,816

NET ASSETS
  Beginning of period...................  5,831,901   3,621,232    34,013,364    3,908,447   280,960,445   209,727,629
                                         ----------  ----------  ------------  -----------  ------------  ------------
  End of period......................... $5,098,745  $5,831,901  $ 14,972,825  $34,013,364  $276,282,080  $280,960,445
                                         ==========  ==========  ============  ===========  ============  ============

  Beginning units.......................    588,050     348,513     3,733,052      376,166    21,361,537    19,510,744
  Units issued..........................    160,228     365,051       374,315    7,536,923       848,888     4,662,450
  Units redeemed........................   (251,048)   (125,514)   (2,614,568)  (4,180,037)   (1,516,122)   (2,811,657)
                                         ----------  ----------  ------------  -----------  ------------  ------------
  Ending units..........................    497,230     588,050     1,492,799    3,733,052    20,694,303    21,361,537
                                         ==========  ==========  ============  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A53

                                    SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------
                             AST WESTERN ASSET
    AST NEW DISCOVERY        EMERGING MARKETS        AST MFS LARGE-CAP            AST BOND
ASSET ALLOCATION PORTFOLIO    DEBT PORTFOLIO          VALUE PORTFOLIO          PORTFOLIO 2024
------------------------   --------------------   ----------------------  -----------------------
 01/01/2014    01/01/2013  01/01/2014 01/01/2013  01/01/2014  01/01/2013  01/01/2014  01/02/2013*
     TO            TO          TO         TO          TO          TO          TO          TO
 12/31/2014    12/31/2013  12/31/2014 12/31/2013  12/31/2014  12/31/2013  12/31/2014  12/31/2013
-----------   -----------  ---------- ----------  ----------  ----------  ----------  -----------
$  (724,089)  $  (514,748)  $ (1,942)  $ (1,317)  $  (26,531) $   (9,730) $ (149,320) $  (105,731)
          -             -          -          -            -           -           -            -
    752,924       619,730       (497)      (249)      53,992      12,759     230,527     (250,204)
  1,462,200     4,854,216     (2,659)    (8,278)     115,503     142,201     869,375     (268,258)
-----------   -----------   --------   --------   ----------  ----------  ----------  -----------

  1,491,035     4,959,198     (5,098)    (9,844)     142,964     145,230     950,582     (624,193)
-----------   -----------   --------   --------   ----------  ----------  ----------  -----------

  9,596,453    10,226,358    124,152     57,841      113,351      45,805          63            -
          -             -          -          -            -           -           -            -
 (1,226,221)     (528,411)   (27,493)    (3,581)     (41,561)     (1,195)   (680,790)    (351,980)
  1,100,264     1,522,326     30,910       (657)     263,339   1,137,700     156,598   10,021,237
   (443,824)     (304,247)      (111)        (4)     (13,808)     (5,406)     (3,098)         (24)
-----------   -----------   --------   --------   ----------  ----------  ----------  -----------

  9,026,672    10,916,026    127,458     53,599      321,321   1,176,904    (527,227)   9,669,233
-----------   -----------   --------   --------   ----------  ----------  ----------  -----------

 10,517,707    15,875,224    122,360     43,755      464,285   1,322,134     423,355    9,045,040

 39,475,781    23,600,557    111,451     67,696    1,362,331      40,197   9,045,040            -
-----------   -----------   --------   --------   ----------  ----------  ----------  -----------
$49,993,488   $39,475,781   $233,811   $111,451   $1,826,616  $1,362,331  $9,468,395  $ 9,045,040
===========   ===========   ========   ========   ==========  ==========  ==========  ===========

  3,287,594     2,285,241     11,864      6,510      101,261       3,943   1,035,240            -
  1,230,951     1,661,174     17,171      7,871       62,507     127,375     781,487    2,104,496
   (468,705)     (658,821)    (4,225)    (2,517)     (37,751)    (30,057)   (851,063)  (1,069,256)
-----------   -----------   --------   --------   ----------  ----------  ----------  -----------
  4,049,840     3,287,594     24,810     11,864      126,017     101,261     965,664    1,035,240
===========   ===========   ========   ========   ==========  ==========  ==========  ===========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A54

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                      SUBACCOUNTS
                                         --------------------------------------------------------------------------
                                            AST AQR EMERGING          AST CLEARBRIDGE          AST QMA EMERGING
                                         MARKETS EQUITY PORTFOLIO DIVIDEND GROWTH PORTFOLIO MARKETS EQUITY PORTFOLIO
                                         -----------------------  ------------------------  -----------------------
                                         01/01/2014  02/25/2013*  01/01/2014   02/25/2013*  01/01/2014  02/25/2013*
                                             TO          TO           TO           TO           TO          TO
                                         12/31/2014  12/31/2013   12/31/2014   12/31/2013   12/31/2014  12/31/2013
                                         ----------  -----------  ----------   -----------  ----------  -----------
OPERATIONS
  Net investment income (loss)..........  $ (1,408)    $  (208)   $  (53,959)  $  (11,171)   $   (470)    $   (75)
  Capital gains distributions
   received.............................         -           -             -            -           -           -
  Realized gain (loss) on shares
   redeemed.............................       130          (5)       34,260        3,153      (1,862)          4
  Net change in unrealized gain (loss)
   on investments.......................    (6,447)        465       409,081      145,263     (10,908)        612
                                          --------     -------    ----------   ----------    --------     -------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    (7,725)        252       389,382      137,245     (13,240)        541
                                          --------     -------    ----------   ----------    --------     -------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........    75,834      15,901       538,104      171,320     115,180       2,248
  Annuity Payments......................         -           -             -            -           -           -
  Surrenders, withdrawals and death
   benefits.............................    (4,340)       (467)      (28,746)      (2,892)       (277)          -
  Net transfers between other
   subaccounts or fixed rate
   option...............................    33,581      37,041     2,567,829    1,593,200      32,649      10,504
  Other charges.........................       (56)         (3)      (19,600)      (3,973)       (135)          -
                                          --------     -------    ----------   ----------    --------     -------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   105,019      52,472     3,057,587    1,757,655     147,417      12,752
                                          --------     -------    ----------   ----------    --------     -------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................    97,294      52,724     3,446,969    1,894,900     134,177      13,293

NET ASSETS
  Beginning of period...................    52,724           -     1,894,900            -      13,293           -
                                          --------     -------    ----------   ----------    --------     -------
  End of period.........................  $150,018     $52,724    $5,341,869   $1,894,900    $147,470     $13,293
                                          ========     =======    ==========   ==========    ========     =======

  Beginning units.......................     5,217           -       162,540            -       1,383           -
  Units issued..........................    11,646       5,263       289,039      179,324      16,771       1,383
  Units redeemed........................    (1,367)        (46)      (40,605)     (16,784)     (2,468)          -
                                          --------     -------    ----------   ----------    --------     -------
  Ending units..........................    15,496       5,217       410,974      162,540      15,686       1,383
                                          ========     =======    ==========   ==========    ========     =======

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A55

                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
  AST MULTI-SECTOR FIXED      AST BLACKROCK ISHARES   AST FRANKLIN TEMPLETON FOUNDING   AST DEFENSIVE ASSET
     INCOME PORTFOLIO             ETF PORTFOLIO         FUNDS PLUS PORTFOLIO            ALLOCATION PORTFOLIO
-------------------------    -----------------------  ------------------------------  -----------------------
 01/01/2014     02/25/2013*   01/01/2014  04/29/2013*  01/01/2014     04/29/2013*      01/01/2014  04/29/2013*
     TO             TO            TO          TO           TO             TO               TO          TO
 12/31/2014     12/31/2013    12/31/2014  12/31/2013   12/31/2014     12/31/2013       12/31/2014  12/31/2013
------------    -----------  -----------  -----------  -----------    -----------     -----------  -----------
$ (4,316,992)   $  (463,989) $  (202,628) $  (41,833) $  (634,374)    $  (126,281)    $  (258,440) $  (45,980)
           -              -            -           -            -               -               -           -
      15,388          3,693       55,943      15,329      176,721          55,093         172,383      16,653
  20,119,763        744,306      325,129     335,429      231,544       1,249,276         500,699     124,024
------------    -----------  -----------  ----------   -----------     -----------    -----------  ----------

  15,818,159        284,010      178,444     308,925     (226,109)      1,178,088         414,642      94,697
------------    -----------  -----------  ----------   -----------     -----------    -----------  ----------

 247,836,419     97,629,901    8,365,718   6,188,541   25,697,911      12,876,967      11,263,105   6,890,559
           -              -            -           -            -               -               -           -
  (6,912,616)      (618,806)    (304,231)   (190,091)    (626,447)        (45,531)       (230,370)    (66,529)
           -              -      960,144   1,387,137    6,852,215       7,800,752         976,560     650,795
     (23,301)             -     (122,395)    (17,354)    (402,097)        (60,218)       (142,685)    (19,724)
------------    -----------  -----------  ----------   -----------     -----------    -----------  ----------

 240,900,502     97,011,095    8,899,236   7,368,233   31,521,582      20,571,970      11,866,610   7,455,101
------------    -----------  -----------  ----------   -----------     -----------    -----------  ----------

 256,718,661     97,295,105    9,077,680   7,677,158   31,295,473      21,750,058      12,281,252   7,549,798

  97,295,105              -    7,677,158           -   21,750,058               -       7,549,798           -
------------    -----------  -----------  ----------   -----------     -----------    -----------  ----------
$354,013,766    $97,295,105  $16,754,838  $7,677,158  $53,045,531     $21,750,058     $19,831,050  $7,549,798
============    ===========  ===========  ==========   ===========     ===========    ===========  ==========

  10,227,971              -      731,026           -    2,010,639               -         779,127           -
  25,443,688     11,057,341      959,163     825,859    3,379,784       2,218,314       2,242,177   1,105,033
  (1,547,566)      (829,370)    (125,313)    (94,833)    (534,723)       (207,675)     (1,041,077)   (325,906)
------------    -----------  -----------  ----------   -----------     -----------    -----------  ----------
  34,124,093     10,227,971    1,564,876     731,026    4,855,700       2,010,639       1,980,227     779,127
============    ===========  ===========  ==========   ===========     ===========    ===========  ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A56

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                       SUBACCOUNTS
                                         ----------------------------------------------------------------------

                                                                                                    AST T. ROWE
                                                                                        AST BOND   PRICE GROWTH
                                           AST AQR LARGE-CAP      AST QMA LARGE-CAP     PORTFOLIO  OPPORTUNITIES
                                               PORTFOLIO              PORTFOLIO           2025       PORTFOLIO
                                         ---------------------  ---------------------  ----------- -------------
                                         01/01/2014 04/29/2013* 01/01/2014 04/29/2013* 01/02/2014*  02/10/2014*
                                             TO         TO          TO         TO          TO           TO
                                         12/31/2014 12/31/2013  12/31/2014 12/31/2013  12/31/2014   12/31/2014
                                         ---------- ----------- ---------- ----------- ----------- -------------
OPERATIONS
  Net investment income (loss).......... $  (3,354)  $ (1,191)   $   (406)   $  (16)   $  (15,830)  $  (119,309)
  Capital gains distributions
   received.............................         -          -           -         -             -             -
  Realized gain (loss) on shares
   redeemed.............................    33,045      5,893         738         1        10,163           237
  Net change in unrealized gain (loss)
   on investments.......................     7,396     31,855       4,453       444       112,826       428,738
                                         ---------   --------    --------    ------    ----------   -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    37,087     36,557       4,785       429       107,159       309,666
                                         ---------   --------    --------    ------    ----------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........    84,621      4,320      59,863     3,043             -    17,631,838
  Annuity Payments......................         -          -           -         -             -             -
  Surrenders, withdrawals and death
   benefits.............................         -          -        (175)        -       (12,375)     (181,472)
  Net transfers between other
   subaccounts or fixed rate
   option...............................  (522,442)   816,494     101,925         -     3,150,883       355,376
  Other charges.........................      (214)       (82)        (30)        -           (20)      (71,048)
                                         ---------   --------    --------    ------    ----------   -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (438,035)   820,732     161,583     3,043     3,138,488    17,734,694
                                         ---------   --------    --------    ------    ----------   -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  (400,948)   857,289     166,368     3,472     3,245,647    18,044,360

NET ASSETS
  Beginning of period...................   857,289          -       3,472         -             -             -
                                         ---------   --------    --------    ------    ----------   -----------
  End of period......................... $ 456,341   $857,289    $169,840    $3,472    $3,245,647   $18,044,360
                                         =========   ========    ========    ======    ==========   ===========

  Beginning units.......................    73,551          -         297         -             -             -
  Units issued..........................    59,494    149,619      14,455       297       342,136     1,804,274
  Units redeemed........................   (97,939)   (76,068)     (1,637)        -       (54,575)      (89,036)
                                         ---------   --------    --------    ------    ----------   -----------
  Ending units..........................    35,106     73,551      13,115       297       287,561     1,715,238
                                         =========   ========    ========    ======    ==========   ===========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A57

                                               SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------
AST GOLDMAN
SACHS GLOBAL    AST T. ROWE    AST PRUDENTIAL AST BLACKROCK   AST FRANKLIN
   GROWTH    PRICE DIVERSIFIED    FLEXIBLE     MULTI-ASSET    TEMPLETON K2   AST MANAGED AST MANAGED  AST FQ ABSOLUTE
 ALLOCATION     REAL GROWTH    MULTI-STRATEGY    INCOME     GLOBAL ABSOLUTE    EQUITY    FIXED-INCOME RETURN CURRENCY
 PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO   RETURN PORTFOLIO  PORTFOLIO   PORTFOLIO      PORTFOLIO
------------ ----------------- -------------- ------------- ---------------- ----------- ------------ ---------------
04/28/2014*     04/28/2014*     04/28/2014*    04/28/2014*    04/28/2014*    04/28/2014* 04/28/2014*    04/28/2014*
     TO             TO               TO            TO              TO            TO           TO            TO
 12/31/2014     12/31/2014       12/31/2014    12/31/2014      12/31/2014    12/31/2014   12/31/2014    12/31/2014
------------ ----------------- -------------- ------------- ---------------- ----------- ------------ ---------------
  $ (1,607)     $   (2,332)      $   (2,160)   $   (1,902)      $   (728)     $   (324)   $   (2,928)     $   (62)
         -               -                -             -              -             -             -            -
      (160)            136              212          (370)          (245)          648          (189)         (45)
       490          19,773           22,962        (9,478)        (7,541)       (1,253)       (8,420)      (3,065)
  --------      ----------       ----------    ----------       --------      --------    ----------      -------

    (1,277)         17,577           21,014       (11,750)        (8,514)         (929)      (11,537)      (3,172)
  --------      ----------       ----------    ----------       --------      --------    ----------      -------

   816,653       1,637,358        1,087,330     1,008,153        431,044       318,272     1,243,529       43,906
         -               -                -             -              -             -             -            -
      (671)         (3,800)          (2,729)       (1,895)          (290)         (171)       (1,598)           -
    23,440          (1,390)          (3,744)        1,312          8,506       (42,728)        1,365         (918)
      (912)         (1,013)          (1,284)         (998)          (408)         (111)       (1,917)          (9)
  --------      ----------       ----------    ----------       --------      --------    ----------      -------

   838,510       1,631,155        1,079,573     1,006,572        438,852       275,262     1,241,379       42,979
  --------      ----------       ----------    ----------       --------      --------    ----------      -------

   837,233       1,648,732        1,100,587       994,822        430,338       274,333     1,229,842       39,807

         -               -                -             -              -             -             -            -
  --------      ----------       ----------    ----------       --------      --------    ----------      -------
  $837,233      $1,648,732       $1,100,587    $  994,822       $430,338      $274,333    $1,229,842      $39,807
  ========      ==========       ==========    ==========       ========      ========    ==========      =======

         -               -                -             -              -             -             -            -
    82,554         160,044          105,699       100,829         46,020        30,765       129,751        4,405
      (832)           (829)          (1,329)       (1,000)        (1,615)       (4,107)       (7,040)        (304)
  --------      ----------       ----------    ----------       --------      --------    ----------      -------
    81,722         159,215          104,370        99,829         44,405        26,658       122,711        4,101
  ========      ==========       ==========    ==========       ========      ========    ==========      =======

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A58

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                             SUBACCOUNTS
                                         --------------------------------------------------
                                               AST             AST               AST
                                         JENNISON GLOBAL  GOLDMAN SACHS       LEGG MASON
                                         INFRASTRUCTURE  STRATEGIC INCOME DIVERSIFIED GROWTH
                                            PORTFOLIO       PORTFOLIO         PORTFOLIO
                                         --------------- ---------------- ------------------
                                           04/28/2014*     04/28/2014*       11/24/2014*
                                               TO               TO                TO
                                           12/31/2014       12/31/2014        12/31/2014
                                         --------------- ---------------- ------------------
OPERATIONS
  Net investment income (loss)..........     $  (107)        $  (140)          $   (13)
  Capital gains distributions
   received.............................           -               -                 -
  Realized gain (loss) on shares
   redeemed.............................        (555)            (15)                -
  Net change in unrealized gain (loss)
   on investments.......................      (1,402)         (1,358)             (147)
                                             -------         -------           -------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................      (2,064)         (1,513)             (160)
                                             -------         -------           -------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........      60,780          92,605            48,957
  Annuity Payments......................           -               -                 -
  Surrenders, withdrawals and death
   benefits.............................           -               -                 -
  Net transfers between other
   subaccounts or fixed rate
   option...............................       9,378             (19)                -
  Other charges.........................         (52)            (55)                -
                                             -------         -------           -------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................      70,106          92,531            48,957
                                             -------         -------           -------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................      68,042          91,018            48,797

NET ASSETS
  Beginning of period...................           -               -                 -
                                             -------         -------           -------
  End of period.........................     $68,042         $91,018           $48,797
                                             =======         =======           =======

  Beginning units.......................           -               -                 -
  Units issued..........................       7,478           9,614             4,907
  Units redeemed........................        (941)           (259)                -
                                             -------         -------           -------
  Ending units..........................       6,537           9,355             4,907
                                             =======         =======           =======

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A59

                       NOTES TO FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                               DECEMBER 31, 2014

NOTE 1: GENERAL

        Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account") was established on May 20, 1996 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) which is wholly-owned by The Prudential Insurance Company of America ("Prudential"). Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life of New Jersey's other assets and liabilities. Proceeds from purchases of the following variable annuity contracts are invested in the Account (individually, the "Contract" and collectively, the "Contracts"). The portion of the Account's assets applicable to the Contracts listed below is not chargeable with liabilities arising out of any other business Pruco Life of New Jersey may conduct.

        Strategic Partners Variable Annuity One
        Strategic Partners Variable Annuity One 3
        Strategic Partners Select
        Strategic Partners Advisor
        Strategic Partners Plus
        Strategic Partners FlexElite
        Discovery Select and Discovery Choice Variable Annuity Contracts Prudential Premier B, L, X Series
        Prudential Premier Bb Series
        Prudential Premier Retirement X, B, L, C Series
        Prudential Premier Advisor
        Prudential Premier Retirement Variable Annuity
        Prudential Defined Income Annuity
        Prudential Premier Investment Variable Annuity B, C Series

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the Contracts. There are one hundred thirty six subaccounts within the Account, of which one hundred thirty four had activity during 2014. Each Contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (individually, a "Portfolio" and collectively, the "Portfolios"). Investment options vary by Contracts.

        The name of each Portfolio and the corresponding subaccount name are as follows:

        Prudential Money Market Portfolio
        Prudential Diversified Bond Portfolio
        Prudential Equity Portfolio
        Prudential Value Portfolio
        Prudential High Yield Bond Portfolio
        Prudential Stock Index Portfolio
        Prudential Global Portfolio
        Prudential Jennison Portfolio
        Prudential Small Capitalization Stock Portfolio
        T. Rowe Price International Stock Portfolio
        T. Rowe Price Equity Income Portfolio - Investor Class Invesco V.I. Core Equity Fund -Series I
        Janus Aspen Janus Portfolio - Institutional Shares
        Janus Aspen Overseas Portfolio - Institutional Shares MFS(R) Research Series - Initial Class
        MFS(R) Growth Series - Initial Class
        VP Value Fund - Class I
        Franklin Small-Mid Cap Growth VIP Fund - Class 2 Prudential Jennison 20/20 Focus Portfolio
        Davis Value Portfolio
        AllianceBernstein VPS Large Cap Growth Portfolio - Class B Prudential SP Small Cap Value Portfolio
        Janus Aspen Janus Portfolio - Service Shares
        Prudential SP Prudential U.S. Emerging Growth Portfolio Prudential SP International Growth Portfolio
        Prudential SP International Value Portfolio
        AST Goldman Sachs Large-Cap Value Portfolio
        AST Schroders Multi-Asset World Strategies Portfolio
        AST Cohen & Steers Realty Portfolio
        AST J.P. Morgan Strategic Opportunities Portfolio
        AST Herndon Large-Cap Value Portfolio
        AST High Yield Portfolio
        AST Small-Cap Growth Opportunities Portfolio
        AST Mid-Cap Value Portfolio
        AST Small-Cap Value Portfolio
        AST Goldman Sachs Concentrated Growth Portfolio**
        AST Goldman Sachs Mid-Cap Growth Portfolio
        AST Large-Cap Value Portfolio
        AST Lord Abbett Core Fixed Income Portfolio
        AST Loomis Sayles Large-Cap Growth Portfolio

                                      A60

AST MFS Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST T. Rowe Price Equity Income Portfolio
AST QMA US Equity Alpha Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST MFS Global Equity Portfolio
AST J.P. Morgan International Equity Portfolio
AST Templeton Global Bond Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Academic Strategies Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
AST FI Pyramis Quantitative Portfolio
AST Prudential Growth Allocation Portfolio
AST Advanced Strategies Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST Money Market Portfolio
AST Small-Cap Growth Portfolio
AST PIMCO Total Return Bond Portfolio
AST International Value Portfolio
AST International Growth Portfolio
NVIT Developing Markets Fund - Class II
AST Investment Grade Bond Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Global Real Estate Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Schroders Global Tactical Portfolio
AST RCM World Trends Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST Goldman Sachs Multi-Asset Portfolio
AST FI Pyramis(R) Asset Allocation Portfolio
ProFund VP Consumer Services
ProFund VP Consumer Goods Portfolio
ProFund VP Financials
ProFund VP Health Care
ProFund VP Industrials
ProFund VP Mid-Cap Growth
ProFund VP Mid-Cap Value
ProFund VP Real Estate
ProFund VP Small-Cap Growth
ProFund VP Small-Cap Value
ProFund VP Telecommunications
ProFund VP Utilities
ProFund VP Large-Cap Growth
ProFund VP Large-Cap Value
AST Bond Portfolio 2020
AST Boston Partners Large-Cap Value Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Bond Portfolio 2017
AST Bond Portfolio 2021
Wells Fargo Advantage VT International Equity Fund - Class 1
Wells Fargo Advantage VT Omega Growth Fund - Class 1
Wells Fargo Advantage VT Small Cap Value Fund - Class 1
AST Bond Portfolio 2022
AST Quantitative Modeling Portfolio
AST BlackRock Global Strategies Portfolio
Wells Fargo Advantage VT Opportunity Fund - Class 1
AST Prudential Core Bond Portfolio
AST Neuberger Berman Core Bond Portfolio
AST Bond Portfolio 2023
AST Franklin Templeton Founding Funds Allocation Portfolio
AST New Discovery Asset Allocation Portfolio
AST Western Asset Emerging Markets Debt Portfolio
AST MFS Large-Cap Value Portfolio
AST Bond Portfolio 2024
AST AQR Emerging Markets Equity Portfolio
AST ClearBridge Dividend Growth Portfolio
AST QMA Emerging Markets Equity Portfolio
AST Multi-Sector Fixed Income Portfolio
AST BlackRock iShares ETF Portfolio
AST Franklin Templeton Founding Funds Plus Portfolio
AST Defensive Asset Allocation Portfolio
AST AQR Large-Cap Portfolio
AST QMA Large-Cap Portfolio
AST Bond Portfolio 2025
AST T. Rowe Price Growth Opportunities Portfolio
AST Goldman Sachs Global Growth Allocation Portfolio
AST T. Rowe Price Diversified Real Growth Portfolio
AST Prudential Flexible Multi-Strategy Portfolio
AST BlackRock Multi-Asset Income Portfolio
AST Franklin Templeton K2 Global Absolute Return Portfolio
AST Managed Equity Portfolio
AST Managed Fixed-Income Portfolio
AST FQ Absolute Return Currency Portfolio
AST Jennison Global Infrastructure Portfolio
AST Goldman Sachs Strategic Income Portfolio
AST Legg Mason Diversified Growth Portfolio
AST Bond Portfolio 2016*
Wells Fargo Advantage VT Small Cap Growth Portfolio Class 1*
        --------
        * Subaccount available for investment, but had no assets as of December 2014

        ** Subaccount was no longer available for investment at December 31,
           2014

        The following table sets forth the dates at which mergers took place in the Account along with relevant information pertaining to each merger. The transfer from the old subaccounts to the new subaccounts are reflected in the Statements of Changes in Net Assets for the

                                      A61
        year ended December 31, 2014 as net transfers between subaccounts. The transfer occurred as follows:

                                 REMOVED PORTFOLIO          SURVIVING PORTFOLIO
FEBRUARY 7, 2014           ----------------------------- --------------------------
                                 AST GOLDMAN SACHS           AST LOOMIS SAYLES
                           CONCENTRATED GROWTH PORTFOLIO LARGE-CAP GROWTH PORTFOLIO
                           ----------------------------- --------------------------
Shares....................              497,010                     696,335
Net asset value per share.          $     40.07                 $     28.60
Net assets before merger..          $19,915,178                 $33,161,224
Net assets after merger...          $        --                 $53,076,402

        The Portfolios are diversified open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the Portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946--Investment Companies, which is part of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

        Investments--The investments in shares of the Portfolios are stated at the reported net asset value of the respective Portfolios and is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend Income and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex- distribution date.

NOTE 3: FAIR VALUE

        Fair Value Measurement--Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

        Level 1--Fair value is based on unadjusted quoted prices in active markets that the Account can access.

                                      A62

        Level 2--Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

        Level 3--Fair value is based on at least one or more significant unobservable inputs for the investment.

        As of December 31, 2014, management determined that the fair value inputs for all of the Account's investments, which consist solely of investments in open end mutual funds registered with the Securities and Exchange Commission, were considered Level 2.

        TRANSFERS BETWEEN LEVEL 1 AND LEVEL 2

        Transfers between levels are made to reflect changes in observability of inputs and market activity. During the year ended December 31, 2014, there were no transfers from Level 2 to Level 1. There were transfers from Level 1 to Level 2 as presented below. Transfers into or out of any level are based on values as of December 31, 2013.

   Invesco V.I. Core Equity Fund - Series I..................... $10,327,630
   AllianceBernstein VPS Large Cap Growth Portfolio - Class B...     672,485
   VP Value Fund - Class I......................................   2,610,839
   Davis Value Portfolio........................................   2,325,688
   Franklin Small-Mid Cap Growth VIP Fund - Class 2.............   3,444,775
   Janus Aspen Janus Portfolio - Service Shares.................     451,482
   Janus Aspen Janus Portfolio - Institutional Shares...........   5,677,300
   Janus Aspen Overseas Portfolio - Institutional Shares........   8,387,039
   NVIT Developing Markets Fund - Class II......................     691,509
   MFS(R) Growth Series - Initial Class.........................   7,154,016
   MFS(R) Research Series - Initial Class.......................   1,824,091
   ProFund VP Consumer Services.................................     388,263
   ProFund VP Consumer Goods Portfolio..........................     220,790
   ProFund VP Financials........................................     409,244
   ProFund VP Health Care.......................................     399,481
   ProFund VP Industrials.......................................     255,247
   ProFund VP Mid-Cap Growth....................................      89,900
   ProFund VP Mid-Cap Value.....................................      53,848
   ProFund VP Real Estate.......................................     144,154
   ProFund VP Small-Cap Growth..................................      86,523
   ProFund VP Small-Cap Value...................................      15,436
   ProFund VP Telecommunications................................     174,197
   ProFund VP Utilities.........................................     183,633
   ProFund VP Large-Cap Growth..................................      48,108
   ProFund VP Large-Cap Value...................................      73,442
   T. Rowe Price Equity Income Portfolio - Investor Class.......   7,605,565
   T. Rowe Price International Stock Portfolio..................   2,038,608
   Wells Fargo Advantage VT International Equity Fund - Class 1.      52,413
   Wells Fargo Advantage VT Omega Growth Fund - Class 1.........     317,617
   Wells Fargo Advantage VT Small Cap Value Fund - Class 1......      65,337

NOTE 4: TAXES

        Pruco Life of New Jersey is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial's consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these

                                      A63
        financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the year ended December 31, 2014 were as follows:

                                                             PURCHASES     SALES
                                                            ----------- -----------
Prudential Money Market Portfolio.......................... $ 2,258,331 $ 5,046,248
Prudential Diversified Bond Portfolio......................     268,758   2,936,961
Prudential Equity Portfolio................................     174,753   3,143,264
Prudential Value Portfolio.................................     232,213   3,985,329
Prudential High Yield Bond Portfolio.......................     497,723   3,160,721
Prudential Stock Index Portfolio...........................     837,945   4,359,918
Prudential Global Portfolio................................      95,742   1,068,048
Prudential Jennison Portfolio..............................     201,757   4,360,752
Prudential Small Capitalization Stock Portfolio............      51,163     928,721
T. Rowe Price International Stock Portfolio................      41,484     209,053
T. Rowe Price Equity Income Portfolio - Investor Class.....      31,598     896,169
Invesco V.I. Core Equity Fund - Series I...................       9,692   1,277,350
Janus Aspen Janus Portfolio - Institutional Shares.........     182,617     862,376
Janus Aspen Overseas Portfolio - Institutional Shares......     101,733   1,237,881
MFS(R) Research Series - Initial Class.....................      16,065     348,126
MFS(R) Growth Series - Initial Class.......................      94,477   1,105,799
VP Value Fund - Class I....................................      25,214     391,207
Franklin Small-Mid Cap Growth VIP Fund - Class 2...........      17,628     489,732
Prudential Jennison 20/20 Focus Portfolio..................      57,369     818,152
Davis Value Portfolio......................................      10,189     304,249
AllianceBernstein VPS Large Cap Growth Portfolio - Class B.       2,688      58,153
Prudential SP Small Cap Value Portfolio....................     120,138   1,525,320
Janus Aspen Janus Portfolio - Service Shares...............       2,744      40,024
Prudential SP Prudential U.S. Emerging Growth Portfolio....      71,057   1,368,977
Prudential SP International Growth Portfolio...............     108,046     299,233
Prudential SP International Value Portfolio................      54,885     245,041
AST Goldman Sachs Large-Cap Value Portfolio................   7,226,775   5,487,014
AST Schroders Multi-Asset World Strategies Portfolio.......  16,403,201  25,152,355
AST Cohen & Steers Realty Portfolio........................   5,006,470   6,305,997
AST J.P. Morgan Strategic Opportunities Portfolio..........  15,045,791  16,631,335
AST Herndon Large-Cap Value Portfolio......................   1,184,432   2,777,917
AST High Yield Portfolio...................................   5,204,837   4,900,842
AST Small-Cap Growth Opportunities Portfolio...............   4,787,020   4,844,723
AST Mid-Cap Value Portfolio................................   1,987,424   3,561,772
AST Small-Cap Value Portfolio..............................   2,633,755   2,825,849
AST Goldman Sachs Concentrated Growth Portfolio............     217,389  20,812,419
AST Goldman Sachs Mid-Cap Growth Portfolio.................   5,148,280   6,100,847
AST Large-Cap Value Portfolio..............................   6,986,493   5,715,626
AST Lord Abbett Core Fixed Income Portfolio................   6,734,988   5,105,883
AST Loomis Sayles Large-Cap Growth Portfolio...............  23,920,116   8,951,891
AST MFS Growth Portfolio...................................   3,098,377   3,421,074
AST Neuberger Berman Mid-Cap Growth Portfolio..............   3,352,725   4,544,082
AST Neuberger Berman / LSV Mid-Cap Value Portfolio.........   6,147,066   4,433,500
AST PIMCO Limited Maturity Bond Portfolio..................   3,037,589   3,898,492
AST T. Rowe Price Equity Income Portfolio..................   4,572,762   5,070,006
AST QMA US Equity Alpha Portfolio..........................  10,005,158   3,558,780
AST T. Rowe Price Natural Resources Portfolio..............   8,404,767   8,206,158
AST T. Rowe Price Asset Allocation Portfolio...............  79,257,944  50,395,511
AST MFS Global Equity Portfolio............................   4,287,766   2,858,625
AST J.P. Morgan International Equity Portfolio.............   4,594,592   3,328,228
AST Templeton Global Bond Portfolio........................   2,668,323   3,038,512

                                      A64

                                                               PURCHASES      SALES
                                                              ------------ ------------
AST Wellington Management Hedged Equity Portfolio............ $ 49,563,876 $ 11,310,735
AST Capital Growth Asset Allocation Portfolio................   83,782,364   38,362,922
AST Academic Strategies Asset Allocation Portfolio...........   27,640,862   57,423,062
AST Balanced Asset Allocation Portfolio......................   54,765,843   56,870,279
AST Preservation Asset Allocation Portfolio..................   36,497,141   50,420,956
AST FI Pyramis Quantitative Portfolio........................   28,114,932   30,144,317
AST Prudential Growth Allocation Portfolio...................   62,760,065   29,220,168
AST Advanced Strategies Portfolio............................   62,638,812   33,756,788
AST T. Rowe Price Large-Cap Growth Portfolio.................   10,693,178   11,628,199
AST Money Market Portfolio...................................   29,673,155   30,574,095
AST Small-Cap Growth Portfolio...............................    3,734,876    4,530,007
AST PIMCO Total Return Bond Portfolio........................   17,380,766   38,492,769
AST International Value Portfolio............................    1,912,229    1,323,111
AST International Growth Portfolio...........................    3,296,219    2,356,046
NVIT Developing Markets Fund - Class II......................      128,657      111,180
AST Investment Grade Bond Portfolio..........................  114,047,021  106,966,140
AST Western Asset Core Plus Bond Portfolio...................   15,661,914   11,701,216
AST Bond Portfolio 2018......................................    2,675,451    6,686,188
AST Bond Portfolio 2019......................................      244,751    1,023,634
AST Global Real Estate Portfolio.............................    1,967,150    2,336,976
AST Parametric Emerging Markets Equity Portfolio.............    8,671,257    9,313,592
AST Goldman Sachs Small-Cap Value Portfolio..................    4,856,737    4,788,582
AST Schroders Global Tactical Portfolio......................   26,715,613   18,986,875
AST RCM World Trends Portfolio...............................   35,944,748   20,766,100
AST J.P. Morgan Global Thematic Portfolio....................   19,952,283   14,509,283
AST Goldman Sachs Multi-Asset Portfolio......................   27,541,016   18,175,656
AST FI Pyramis(R) Asset Allocation Portfolio.................   42,739,932   16,533,561
ProFund VP Consumer Services.................................       38,402      182,796
ProFund VP Consumer Goods Portfolio..........................       35,779      136,829
ProFund VP Financials........................................       11,508      137,307
ProFund VP Health Care.......................................       50,198      178,663
ProFund VP Industrials.......................................      151,714      144,900
ProFund VP Mid-Cap Growth....................................       36,176       85,377
ProFund VP Mid-Cap Value.....................................          311       27,836
ProFund VP Real Estate.......................................       11,895       35,113
ProFund VP Small-Cap Growth..................................        5,835       38,450
ProFund VP Small-Cap Value...................................       47,277       48,842
ProFund VP Telecommunications................................       63,102      136,744
ProFund VP Utilities.........................................       31,923      131,811
ProFund VP Large-Cap Growth..................................       83,614       33,088
ProFund VP Large-Cap Value...................................          390       38,296
AST Bond Portfolio 2020......................................    2,218,411    3,481,012
AST Boston Partners Large-Cap Value Portfolio................    1,661,961    1,511,614
AST Jennison Large-Cap Growth Portfolio......................    4,324,343    3,106,886
AST Bond Portfolio 2017......................................    4,589,603    6,977,638
AST Bond Portfolio 2021......................................   10,438,480    6,555,458
Wells Fargo Advantage VT International Equity Fund - Class 1.        1,054        9,185
Wells Fargo Advantage VT Omega Growth Fund - Class 1.........          808        7,045
Wells Fargo Advantage VT Small Cap Value Fund - Class 1......            -        6,066
AST Bond Portfolio 2022......................................    2,829,609    6,951,389
AST Quantitative Modeling Portfolio..........................    5,418,174      507,806
AST BlackRock Global Strategies Portfolio....................   17,223,406   11,222,842
Wells Fargo Advantage VT Opportunity Fund - Class 1..........            -       13,732
AST Prudential Core Bond Portfolio...........................    4,390,594    1,695,499
AST Neuberger Berman Core Bond Portfolio.....................    1,508,742    2,529,485
AST Bond Portfolio 2023......................................    1,629,321   23,766,257
AST Franklin Templeton Founding Funds Allocation Portfolio...    6,246,982   19,856,698
AST New Discovery Asset Allocation Portfolio.................   13,424,827    5,122,244
AST Western Asset Emerging Markets Debt Portfolio............      166,751       41,235
AST MFS Large-Cap Value Portfolio............................      802,371      507,581
AST Bond Portfolio 2024......................................    6,303,325    6,979,872

                                      A65

                                                             PURCHASES     SALES
                                                            ------------ ----------
AST AQR Emerging Markets Equity Portfolio.................. $    118,315 $   14,704
AST ClearBridge Dividend Growth Portfolio..................    3,499,510    495,882
AST QMA Emerging Markets Equity Portfolio..................      170,725     23,778
AST Multi-Sector Fixed Income Portfolio....................  237,404,191    820,681
AST BlackRock iShares ETF Portfolio........................    9,759,485  1,062,877
AST Franklin Templeton Founding Funds Plus Portfolio.......   35,300,090  4,412,882
AST Defensive Asset Allocation Portfolio...................   20,264,892  8,656,722
AST AQR Large-Cap Portfolio................................      702,921  1,144,310
AST QMA Large-Cap Portfolio................................      174,312     13,135
AST Bond Portfolio 2025....................................    3,740,107    617,449
AST T. Rowe Price Growth Opportunities Portfolio...........   18,138,658    523,273
AST Goldman Sachs Global Growth Allocation Portfolio.......      898,694     61,791
AST T. Rowe Price Diversified Real Growth Portfolio........    1,637,536      8,713
AST Prudential Flexible Multi-Strategy Portfolio...........    1,086,862      9,449
AST BlackRock Multi-Asset Income Portfolio.................    1,066,407     61,737
AST Franklin Templeton K2 Global Absolute Return Portfolio.      453,943     15,819
AST Managed Equity Portfolio...............................      318,222     43,284
AST Managed Fixed-Income Portfolio.........................    1,308,182     69,731
AST FQ Absolute Return Currency Portfolio..................       46,058      3,141
AST Jennison Global Infrastructure Portfolio...............       79,588      9,589
AST Goldman Sachs Strategic Income Portfolio...............       95,061      2,670
AST Legg Mason Diversified Growth Portfolio................       48,951          7

NOTE 6: RELATED PARTY TRANSACTIONS

        The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

        The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC ("PI") and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc. both indirect, wholly-owned subsidiaries of Prudential Financial (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervises the subadvisers' performance of such services with respect to each Portfolio. The Investment Managers have entered into subadvisory agreements with several subadvisers, including Prudential Investment Management, Inc., Jennison Associates LLC, and Quantitative Management Associates, LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

        The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of each Portfolio. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

        The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors Inc. ("PAD"), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each Portfolio. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

                                      A66

        Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

        Certain charges and fees for the portfolios may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

        See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios in which it invests, including the related party expenses disclosed above.

NOTE 7: FINANCIAL HIGHLIGHTS

        Pruco Life of New Jersey sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life of New Jersey and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum Contract charges offered by Pruco Life of New Jersey as contract owners may not have selected all available and applicable Contract options.

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME     EXPENSE RATIO**    TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST    (000S)    RATIO*     LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ---------------------  ------- ----------   -----------------  ----------------
                                           PRUDENTIAL MONEY MARKET PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   9,430 $0.95653 to  $ 9.92485 $11,417   0.00%/(2)/ 1.00%  to   1.80%  -1.82% to  -0.99%
December 31, 2013  11,767 $0.97424 to  $10.02367 $14,204   0.00%/(2)/ 1.00%  to   1.80%  -1.79% to  -0.99%
December 31, 2012  12,369 $0.99202 to  $10.12341 $15,400   0.01%      1.00%  to   1.80%  -1.80% to  -0.98%
December 31, 2011  15,082 $1.01024 to  $10.22387 $18,883   0.02%      1.00%  to   1.80%  -1.77% to  -0.96%
December 31, 2010  18,414 $1.02843 to  $10.32322 $22,913   0.03%      1.00%  to   1.80%  -1.73% to  -0.96%

                                         PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   8,491 $2.08421 to  $ 2.53667 $21,522   1.12%      1.35%  to   1.65%   5.36% to   5.67%
December 31, 2013   9,448 $1.97826 to  $ 2.40199 $22,653   3.94%      1.35%  to   1.65%  -2.33% to  -2.05%
December 31, 2012  10,433 $2.02539 to  $ 2.45301 $25,550   4.37%      1.35%  to   1.65%   8.88% to   9.20%
December 31, 2011  11,805 $1.86014 to  $ 2.24741 $26,479   4.28%      1.35%  to   1.65%   5.78% to   6.08%
December 31, 2010  13,115 $1.75857 to  $ 2.11964 $27,736   4.18%      1.35%  to   1.65%   8.78% to   9.10%

                                              PRUDENTIAL EQUITY PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   7,414 $1.79101 to  $ 3.07736 $21,608   0.00%      1.35%  to   1.80%   5.81% to   6.27%
December 31, 2013   8,359 $1.69020 to  $ 2.89713 $22,929   0.00%      1.35%  to   1.80%  31.17% to  31.75%
December 31, 2012   9,808 $1.28661 to  $ 2.19998 $20,375   0.59%      1.35%  to   1.80%  11.67% to  12.17%
December 31, 2011  11,025 $1.15047 to  $ 1.96226 $20,353   0.68%      1.35%  to   1.80%  -5.17% to  -4.75%
December 31, 2010  12,475 $1.21137 to  $ 2.06117 $24,170   0.80%      1.35%  to   1.80%   9.93% to  10.41%

                                              PRUDENTIAL VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   9,643 $2.04256 to  $ 4.04747 $30,547   0.00%      1.35%  to   1.80%   8.16% to   8.63%
December 31, 2013  10,703 $1.88848 to  $ 3.72763 $31,308   0.00%      1.35%  to   1.80%  30.74% to  31.32%
December 31, 2012  12,843 $1.44440 to  $ 2.83999 $28,402   0.98%      1.35%  to   1.80%  12.59% to  13.09%
December 31, 2011  14,821 $1.28292 to  $ 2.51241 $28,787   1.02%      1.35%  to   1.80%  -7.24% to  -6.83%
December 31, 2010  16,908 $1.38306 to  $ 2.69800 $34,989   0.96%      1.35%  to   1.80%  11.85% to  12.34%

                                      A67

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ---------------------  ------- ---------- -----------------  ------------------
                                         PRUDENTIAL HIGH YIELD BOND PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   4,585 $2.08850 to  $14.60641 $18,321   6.01%    1.35%  to   1.80%    0.90% to    1.35%
December 31, 2013   5,209 $2.06706 to  $14.41969 $20,421   6.34%    1.35%  to   1.80%    5.36% to    5.81%
December 31, 2012   5,737 $1.95903 to  $13.63244 $21,224   6.93%    1.35%  to   1.80%   12.40% to   12.90%
December 31, 2011   6,482 $1.74036 to  $12.08103 $21,605   7.44%    1.35%  to   2.10%    2.94% to    3.69%
December 31, 2010   7,412 $1.68340 to  $11.65524 $24,396   8.33%    1.35%  to   2.10%   11.70% to   12.53%

                                           PRUDENTIAL STOCK INDEX PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   9,094 $1.44010 to  $ 3.26890 $25,723   3.04%    1.35%  to   1.75%   11.36% to   11.80%
December 31, 2013  10,276 $1.29125 to  $ 2.92538 $26,062   0.00%    1.35%  to   1.75%   29.62% to   30.14%
December 31, 2012  12,164 $0.99473 to  $ 2.24908 $23,537   1.70%    1.35%  to   1.75%   13.69% to   14.14%
December 31, 2011  14,344 $0.87367 to  $ 1.97156 $24,118   1.61%    1.35%  to   1.75%    0.20% to    0.60%
December 31, 2010  16,877 $0.87059 to  $ 1.96089 $27,983   1.76%    1.35%  to   1.75%   12.61% to   13.06%

                                              PRUDENTIAL GLOBAL PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   2,451 $1.18476 to  $ 2.56578 $ 5,532   0.00%    1.35%  to   1.80%    1.42% to    1.88%
December 31, 2013   2,834 $1.16583 to  $ 2.51978 $ 6,316   0.00%    1.35%  to   1.80%   25.04% to   25.59%
December 31, 2012   3,127 $0.93051 to  $ 2.00744 $ 5,575   1.61%    1.35%  to   1.80%   15.44% to   15.95%
December 31, 2011   3,495 $0.80450 to  $ 1.73216 $ 5,368   1.57%    1.35%  to   1.80%   -8.62% to   -8.21%
December 31, 2010   4,002 $0.87862 to  $ 1.88807 $ 6,685   1.58%    1.35%  to   1.80%   10.75% to   11.24%

                                             PRUDENTIAL JENNISON PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   8,902 $1.21774 to  $ 3.52028 $26,987   0.00%    1.35%  to   1.80%    8.05% to    8.53%
December 31, 2013  10,176 $1.12499 to  $ 3.24547 $28,558   0.00%    1.35%  to   1.80%   35.22% to   35.83%
December 31, 2012  11,491 $0.83026 to  $ 2.39067 $23,688   0.16%    1.35%  to   1.80%   14.12% to   14.63%
December 31, 2011  13,279 $0.72609 to  $ 2.08665 $23,576   0.30%    1.35%  to   1.80%   -1.46% to   -1.03%
December 31, 2010  15,574 $0.73544 to  $ 2.10942 $27,512   0.44%    1.35%  to   1.80%    9.97% to   10.46%

                                    PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   1,069 $3.61570 to  $ 4.45564 $ 4,732   0.00%    1.35%  to   1.65%    3.68% to    3.98%
December 31, 2013   1,263 $3.33520 to  $ 4.28706 $ 5,374   0.00%    1.35%  to   1.65%   38.67% to   39.08%
December 31, 2012   1,448 $2.40521 to  $ 3.08419 $ 4,435   0.61%    1.35%  to   1.65%   14.14% to   14.48%
December 31, 2011   1,672 $2.10724 to  $ 2.69556 $ 4,476   0.81%    1.35%  to   1.65%   -1.07% to   -0.78%
December 31, 2010   1,832 $2.13000 to  $ 2.71805 $ 4,950   0.83%    1.35%  to   1.65%   23.89% to   24.25%

                                      T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   1,140 $1.23469 to  $ 1.62418 $ 1,852   1.02%    1.35%  to   1.40%   -2.60% to   -2.56%
December 31, 2013   1,222 $1.26707 to  $ 1.66761 $ 2,039   0.86%    1.35%  to   1.40%   12.48% to   12.54%
December 31, 2012   1,240 $1.08327 to  $ 1.48263 $ 1,838   1.28%    1.35%  to   1.65%   16.51% to   16.86%
December 31, 2011   1,305 $0.92976 to  $ 1.26936 $ 1,655   1.44%    1.35%  to   1.65%  -14.25% to  -14.00%
December 31, 2010   1,532 $1.08424 to  $ 1.47671 $ 2,254   0.90%    1.35%  to   1.65%   12.60% to   12.92%

                                T. ROWE PRICE EQUITY INCOME PORTFOLIO - INVESTOR CLASS
                   ------------------------------------------------------------------------------------
December 31, 2014   2,240 $2.18622 to  $ 3.26392 $ 7,266   1.74%    1.35%  to   1.65%    5.64% to    5.94%
December 31, 2013   2,490 $1.97830 to  $ 3.08233 $ 7,606   1.54%    1.35%  to   1.65%   27.62% to   27.99%
December 31, 2012   2,698 $1.55020 to  $ 2.40943 $ 6,445   2.14%    1.35%  to   1.65%   15.24% to   15.58%
December 31, 2011   3,092 $1.34518 to  $ 2.08566 $ 6,387   1.73%    1.35%  to   1.65%   -2.32% to   -2.03%
December 31, 2010   3,462 $1.37716 to  $ 2.13003 $ 7,300   1.89%    1.35%  to   1.65%   13.16% to   13.49%

                                       INVESCO V.I. CORE EQUITY FUND - SERIES I
                   ------------------------------------------------------------------------------------
December 31, 2014   3,623 $1.42106 to  $ 2.72627 $ 9,860   0.84%    1.40%  to   1.65%    6.39% to    6.65%
December 31, 2013   4,046 $1.33567 to  $ 2.55624 $10,328   1.39%    1.40%  to   1.65%   27.15% to   27.46%
December 31, 2012   4,531 $1.05048 to  $ 2.00552 $ 9,075   0.96%    1.35%  to   1.65%   12.02% to   12.36%
December 31, 2011   5,089 $0.93773 to  $ 1.78573 $ 9,075   0.95%    1.35%  to   1.65%   -1.68% to   -1.40%
December 31, 2010   5,771 $0.95379 to  $ 1.81190 $10,423   0.96%    1.35%  to   1.65%    7.77% to    8.09%

                                  JANUS ASPEN JANUS PORTFOLIO - INSTITUTIONAL SHARES
                   ------------------------------------------------------------------------------------
December 31, 2014   2,230 $1.21494 to  $ 2.54666 $ 5,660   0.36%    1.35%  to   1.65%   11.16% to   11.49%
December 31, 2013   2,492 $1.09299 to  $ 2.28537 $ 5,677   0.77%    1.35%  to   1.65%   28.22% to   28.60%
December 31, 2012   2,873 $0.85244 to  $ 1.77801 $ 5,085   0.55%    1.35%  to   1.65%   16.66% to   17.01%
December 31, 2011   3,289 $0.73068 to  $ 1.52032 $ 4,977   0.58%    1.35%  to   1.65%   -6.83% to   -6.57%
December 31, 2010   3,767 $0.78421 to  $ 1.62786 $ 6,073   1.09%    1.35%  to   1.65%   12.67% to   12.99%

                                      A68

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ---------------------  ------- ---------- -----------------  ------------------
                                 JANUS ASPEN OVERSEAS PORTFOLIO - INSTITUTIONAL SHARES
                   ------------------------------------------------------------------------------------
December 31, 2014  1,931  $1.83897 to  $ 3.34371 $ 6,371   5.83%    1.35%  to   1.65%  -13.30% to  -13.05%
December 31, 2013  2,206  $2.12113 to  $ 3.84746 $ 8,387   3.15%    1.35%  to   1.65%   12.70% to   13.04%
December 31, 2012  2,538  $1.88205 to  $ 3.40535 $ 8,556   0.69%    1.35%  to   1.65%   11.62% to   11.96%
December 31, 2011  2,904  $1.68615 to  $ 3.04341 $ 8,735   0.46%    1.35%  to   1.65%  -33.27% to  -33.07%
December 31, 2010  3,325  $2.52677 to  $ 4.54962 $14,939   0.68%    1.35%  to   1.65%   23.28% to   23.64%

                                        MFS(R) RESEARCH SERIES - INITIAL CLASS
                   ------------------------------------------------------------------------------------
December 31, 2014    621  $2.66475 to  $ 2.66475 $ 1,654   0.81%    1.40%  to   1.40%    8.68% to    8.68%
December 31, 2013    744  $2.45201 to  $ 2.45201 $ 1,824   0.32%    1.40%  to   1.40%   30.46% to   30.46%
December 31, 2012    852  $1.87950 to  $ 1.87950 $ 1,601   0.79%    1.40%  to   1.40%   15.65% to   15.65%
December 31, 2011    990  $1.62522 to  $ 1.62522 $ 1,609   0.86%    1.40%  to   1.40%   -1.82% to   -1.82%
December 31, 2010  1,149  $1.65543 to  $ 1.65543 $ 1,902   0.93%    1.40%  to   1.40%   14.29% to   14.29%

                                         MFS(R) GROWTH SERIES - INITIAL CLASS
                   ------------------------------------------------------------------------------------
December 31, 2014  2,421  $1.47837 to  $ 2.77955 $ 6,719   0.10%    1.35%  to   1.65%    7.18% to    7.49%
December 31, 2013  2,769  $1.37938 to  $ 2.58719 $ 7,154   0.23%    1.35%  to   1.65%   34.63% to   35.03%
December 31, 2012  3,081  $1.02455 to  $ 1.91698 $ 5,898   0.00%    1.35%  to   1.65%   15.47% to   15.81%
December 31, 2011  3,507  $0.88728 to  $ 1.65595 $ 5,790   0.19%    1.35%  to   1.65%   -1.95% to   -1.65%
December 31, 2010  3,975  $0.90488 to  $ 1.68460 $ 6,677   0.12%    1.35%  to   1.65%   13.46% to   13.80%

                                                VP VALUE FUND - CLASS I
                   ------------------------------------------------------------------------------------
December 31, 2014    795  $2.65685 to  $ 3.24394 $ 2,563   1.54%    1.35%  to   1.65%   11.24% to   11.57%
December 31, 2013    904  $2.38831 to  $ 2.90895 $ 2,611   1.63%    1.35%  to   1.65%   29.59% to   29.97%
December 31, 2012  1,041  $1.84301 to  $ 2.23925 $ 2,318   1.91%    1.35%  to   1.65%   12.71% to   13.05%
December 31, 2011  1,221  $1.63512 to  $ 1.98177 $ 2,408   2.02%    1.35%  to   1.65%   -0.62% to   -0.33%
December 31, 2010  1,337  $1.64535 to  $ 1.98934 $ 2,649   2.20%    1.35%  to   1.65%   11.58% to   11.91%

                                   FRANKLIN SMALL-MID CAP GROWTH VIP FUND - CLASS 2
                   ------------------------------------------------------------------------------------
December 31, 2014  1,153  $1.60675 to  $ 2.80296 $ 3,208   0.00%    1.35%  to   1.65%    5.73% to    6.04%
December 31, 2013  1,311  $1.51967 to  $ 2.64465 $ 3,445   0.00%    1.35%  to   1.65%   35.92% to   36.31%
December 31, 2012  1,402  $1.11808 to  $ 1.94109 $ 2,703   0.00%    1.35%  to   1.65%    9.04% to    9.37%
December 31, 2011  1,511  $1.02535 to  $ 1.77574 $ 2,657   0.00%    1.35%  to   1.65%   -6.37% to   -6.09%
December 31, 2010  1,608  $1.09508 to  $ 1.89197 $ 3,000   0.00%    1.35%  to   1.65%   25.55% to   25.93%

                                       PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014  1,622  $2.29737 to  $ 2.45756 $ 3,979   0.00%    1.35%  to   1.65%    5.41% to    5.72%
December 31, 2013  1,917  $2.17940 to  $ 2.32560 $ 4,450   0.00%    1.35%  to   1.65%   27.77% to   28.15%
December 31, 2012  2,215  $1.70567 to  $ 1.81563 $ 4,016   0.00%    1.35%  to   1.65%    9.23% to    9.55%
December 31, 2011  2,433  $1.56151 to  $ 1.65810 $ 4,027   0.08%    1.35%  to   1.65%   -5.72% to   -5.44%
December 31, 2010  2,744  $1.65622 to  $ 1.75443 $ 4,807   0.00%    1.35%  to   1.65%    6.08% to    6.40%

                                                 DAVIS VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014  1,358  $1.59142 to  $ 1.60314 $ 2,161   0.91%    1.35%  to   1.40%    4.59% to    4.64%
December 31, 2013  1,528  $1.52155 to  $ 1.53200 $ 2,326   0.81%    1.35%  to   1.40%   31.59% to   31.65%
December 31, 2012  1,843  $1.12101 to  $ 1.16370 $ 2,131   1.62%    1.35%  to   1.65%   11.23% to   11.57%
December 31, 2011  2,104  $1.00779 to  $ 1.04304 $ 2,181   0.81%    1.35%  to   1.65%   -5.73% to   -5.45%
December 31, 2010  2,278  $1.06904 to  $ 1.10314 $ 2,499   1.31%    1.35%  to   1.65%   10.93% to   11.25%

                              ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO - CLASS B
                   ------------------------------------------------------------------------------------
December 31, 2014    681  $1.03310 to  $ 1.03310 $   704   0.00%    1.40%  to   1.40%   12.27% to   12.27%
December 31, 2013    731  $0.92016 to  $ 0.92016 $   672   0.00%    1.40%  to   1.40%   35.09% to   35.09%
December 31, 2012    671  $0.66012 to  $ 0.68115 $   457   0.03%    1.40%  to   1.65%   14.23% to   14.52%
December 31, 2011    785  $0.57787 to  $ 0.59481 $   467   0.09%    1.40%  to   1.65%   -4.83% to   -4.61%
December 31, 2010    795  $0.60717 to  $ 0.62731 $   495   0.27%    1.35%  to   1.65%    8.05% to    8.37%

                                        PRUDENTIAL SP SMALL CAP VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014  3,508  $2.17843 to  $ 2.88444 $ 9,607   0.00%    1.35%  to   1.80%    3.09% to    3.54%
December 31, 2013  3,977  $2.11323 to  $ 2.78722 $10,545   0.00%    1.35%  to   1.80%   35.02% to   35.61%
December 31, 2012  4,682  $1.56511 to  $12.71248 $ 9,189   0.46%    1.35%  to   2.35%   13.39% to   14.51%
December 31, 2011  5,636  $1.37284 to  $ 1.79660 $ 9,694   0.66%    1.35%  to   1.80%   -4.49% to   -4.06%
December 31, 2010  7,783  $1.43734 to  $ 1.87355 $14,070   0.65%    1.35%  to   1.80%   24.03% to   24.59%

                                      A69

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                      JANUS ASPEN JANUS PORTFOLIO - SERVICE SHARES
                   --------------------------------------------------------------------------------------
December 31, 2014     288 $ 1.01723 to  $ 2.26282 $    468   0.22%    1.40%  to   1.75%   10.79% to   11.18%
December 31, 2013     308 $ 0.91682 to  $ 2.03533 $    451   0.65%    1.40%  to   1.75%   27.76% to   28.20%
December 31, 2012     354 $ 0.71657 to  $ 1.58757 $    389   0.42%    1.40%  to   1.75%   16.24% to   16.65%
December 31, 2011     428 $ 0.61555 to  $ 1.36100 $    423   0.40%    1.40%  to   1.75%   -7.16% to   -6.84%
December 31, 2010     679 $ 0.66210 to  $ 1.46090 $    668   0.37%    1.40%  to   1.75%   12.30% to   12.68%

                                 PRUDENTIAL SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   2,920 $ 1.77880 to  $ 3.93032 $  8,786   0.00%    1.35%  to   1.80%    7.58% to    8.05%
December 31, 2013   3,313 $ 1.65032 to  $ 3.63925 $  9,283   0.00%    1.35%  to   1.80%   26.20% to   26.76%
December 31, 2012   3,842 $ 1.30516 to  $ 2.87251 $  8,479   0.41%    1.35%  to   1.80%   14.81% to   15.32%
December 31, 2011   4,764 $ 1.13467 to  $ 2.49218 $  9,168   0.59%    1.35%  to   1.80%    0.42% to    0.86%
December 31, 2010   5,712 $ 1.12786 to  $ 2.47225 $ 10,859   0.40%    1.35%  to   1.80%   18.30% to   18.82%

                                      PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,479 $ 0.83939 to  $ 2.06435 $  2,240   0.00%    1.35%  to   1.80%   -7.38% to   -6.97%
December 31, 2013   1,570 $ 0.90445 to  $ 2.22017 $  2,576   0.00%    1.35%  to   1.80%   16.78% to   17.29%
December 31, 2012   1,851 $ 0.77310 to  $ 1.89389 $  2,642   0.65%    1.35%  to   1.80%   20.23% to   20.77%
December 31, 2011   2,217 $ 0.64172 to  $ 1.56912 $  2,650   1.29%    1.35%  to   1.80%  -16.42% to  -16.04%
December 31, 2010   2,753 $ 0.76618 to  $ 1.86993 $  3,873   1.53%    1.40%  to   1.80%   11.98% to   12.44%

                                       PRUDENTIAL SP INTERNATIONAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,133 $ 1.17382 to  $ 2.00041 $  1,905   0.00%    1.40%  to   1.75%   -7.65% to   -7.33%
December 31, 2013   1,220 $ 1.26933 to  $ 2.15874 $  2,222   0.00%    1.40%  to   1.75%   18.03% to   18.43%
December 31, 2012   1,533 $ 1.07395 to  $ 1.82277 $  2,374   2.70%    1.40%  to   1.75%   14.91% to   15.31%
December 31, 2011   1,944 $ 0.93318 to  $ 1.58079 $  2,638   2.42%    1.40%  to   1.75%  -14.59% to  -14.29%
December 31, 2010   2,288 $ 1.09095 to  $ 1.84445 $  3,609   2.19%    1.40%  to   1.80%    8.85% to    9.28%

                                       AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,607 $10.96235 to  $21.39027 $ 26,453   0.00%    0.55%  to   2.45%    9.77% to   12.51%
December 31, 2013   1,474 $12.05440 to  $19.27594 $ 21,850   0.00%    0.85%  to   2.45%   25.90% to   32.41%
December 31, 2012   1,313 $ 9.11684 to  $14.71569 $ 14,804   1.02%    0.85%  to   2.45%   16.73% to   18.65%
December 31, 2011     907 $ 7.84754 to  $12.53734 $  8,531   1.07%    0.85%  to   2.45%  -15.50% to   -6.59%
December 31, 2010     722 $ 8.41375 to  $13.52811 $  7,184   1.22%    1.15%  to   2.45%    7.31% to   11.60%

                                  AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  15,619 $11.22055 to  $15.93171 $198,922   0.00%    0.55%  to   2.85%    0.10% to    2.47%
December 31, 2013  15,988 $11.05013 to  $15.76382 $201,708   0.00%    0.55%  to   2.85%   11.14% to   13.77%
December 31, 2012  14,549 $10.68267 to  $14.04822 $163,822   1.95%    0.55%  to   2.85%    7.97% to   10.53%
December 31, 2011  10,204 $ 9.73713 to  $12.88722 $105,294   1.58%    0.55%  to   2.85%   -6.13% to   -3.91%
December 31, 2010   7,045 $ 9.72815 to  $13.59785 $ 76,431   0.54%    0.55%  to   2.85%    7.06% to   10.54%

                                           AST COHEN & STEERS REALTY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,374 $11.64573 to  $28.17786 $ 24,915   0.00%    0.55%  to   2.85%   15.51% to   30.19%
December 31, 2013   1,427 $ 9.68396 to  $21.94358 $ 20,164   0.00%    0.55%  to   2.85%   -1.36% to    2.57%
December 31, 2012   1,351 $10.07765 to  $21.69183 $ 18,830   1.30%    0.55%  to   2.85%   12.06% to   14.71%
December 31, 2011     780 $ 9.38275 to  $19.17281 $  9,555   0.73%    0.85%  to   2.85%   -6.17% to    5.38%
December 31, 2010     542 $ 8.36127 to  $18.33755 $  6,254   1.23%    1.00%  to   2.85%   17.47% to   27.42%

                                    AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  14,108 $11.18827 to  $14.91662 $181,266   0.00%    0.55%  to   2.85%    2.44% to    4.87%
December 31, 2013  13,920 $10.76626 to  $14.34386 $173,481   0.00%    0.55%  to   2.85%    7.87% to   10.42%
December 31, 2012  12,551 $11.00927 to  $13.12718 $144,462   1.46%    0.55%  to   2.85%    7.56% to   10.11%
December 31, 2011   8,024 $10.15261 to  $12.08786 $ 85,179   0.89%    0.55%  to   2.85%   -2.62% to   -0.32%
December 31, 2010   6,294 $10.26045 to  $12.29454 $ 68,277   0.36%    0.55%  to   2.85%    4.70% to    7.11%

                                          AST HERNDON LARGE-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014     934 $12.23327 to  $20.11564 $ 14,182   0.00%    0.55%  to   2.70%   -1.18% to    1.00%
December 31, 2013   1,021 $12.16608 to  $20.19327 $ 15,533   0.00%    0.55%  to   2.85%   25.84% to   33.89%
December 31, 2012   1,194 $ 9.12709 to  $15.29152 $ 13,690   1.06%    0.55%  to   2.85%   10.16% to   12.78%
December 31, 2011     596 $ 8.45207 to  $13.74775 $  6,050   0.76%    0.55%  to   2.85%  -10.70% to   -1.04%
December 31, 2010     369 $ 8.25078 to  $14.08474 $  3,786   0.98%    1.00%  to   2.85%    6.06% to   11.33%

                                      A70

                               AT YEAR ENDED                             FOR YEAR ENDED
                   -------------------------------------  -----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                                                AST HIGH YIELD PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  2,029  $ 9.89459 to  $16.67561 $26,781   0.00%    0.55%  to   2.85%   -1.05% to    1.99%
December 31, 2013  1,971  $10.42183 to  $16.57675 $25,820   0.00%    0.55%  to   2.85%    4.10% to    6.59%
December 31, 2012  1,737  $11.01858 to  $15.76773 $21,591   5.83%    0.85%  to   2.85%   10.62% to   12.91%
December 31, 2011  1,020  $10.70991 to  $14.11698 $11,410   6.50%    1.15%  to   2.85%    0.24% to    2.00%
December 31, 2010    812  $10.68442 to  $13.94919 $ 9,044   3.48%    1.00%  to   2.85%    7.02% to   12.38%

                                      AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  1,214  $13.35563 to  $24.11445 $20,646   0.00%    0.55%  to   2.85%    1.95% to    4.36%
December 31, 2013  1,194  $12.91409 to  $23.42720 $19,715   0.00%    0.55%  to   2.85%   33.40% to   40.04%
December 31, 2012  1,223  $ 9.51449 to  $16.96161 $14,554   0.00%    0.55%  to   2.85%   16.65% to   19.41%
December 31, 2011    859  $ 8.63723 to  $14.40189 $ 8,662   0.47%    1.00%  to   2.85%  -15.59% to  -13.97%
December 31, 2010    423  $10.11934 to  $16.89809 $ 4,990   0.03%    1.00%  to   2.85%   21.04% to   31.23%

                                              AST MID-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014    709  $11.23471 to  $25.87248 $13,182   0.00%    0.55%  to   2.85%   11.69% to   14.34%
December 31, 2013    796  $12.06993 to  $22.94256 $12,997   0.00%    0.55%  to   2.85%   23.34% to   31.69%
December 31, 2012    778  $11.65476 to  $17.66406 $ 9,840   0.44%    0.55%  to   2.85%   15.03% to   17.76%
December 31, 2011    550  $10.02005 to  $15.20886 $ 5,953   0.69%    1.15%  to   2.85%   -6.20% to   -4.55%
December 31, 2010    481  $10.56476 to  $16.05923 $ 5,460   0.39%    1.15%  to   2.85%   14.32% to   22.20%

                                             AST SMALL-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014    738  $10.54465 to  $23.81628 $12,515   0.00%    0.55%  to   2.85%    2.27% to    5.87%
December 31, 2013    738  $12.47438 to  $23.06551 $12,107   0.00%    0.55%  to   2.85%   27.51% to   36.64%
December 31, 2012    727  $10.03524 to  $17.11423 $ 8,844   0.41%    0.55%  to   2.85%   14.79% to   17.51%
December 31, 2011    522  $ 9.54341 to  $14.76666 $ 5,461   0.63%    0.55%  to   2.85%   -8.65% to   -6.49%
December 31, 2010    464  $10.30053 to  $16.01106 $ 5,239   0.35%    1.00%  to   2.85%   14.25% to   24.75%

                       AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (EXPIRED FEBRUARY 7, 2014)
                   -------------------------------------------------------------------------------------
December 31, 2014      0  $ 0.00000 to  $ 0.00000 $     0   0.00%    0.55%  to   2.70%   -1.73% to   -1.51%
December 31, 2013  1,359  $12.10233 to  $19.58170 $20,907   0.00%    0.55%  to   2.70%   22.97% to   29.03%
December 31, 2012  1,313  $11.66838 to  $15.38733 $15,908   0.23%    0.55%  to   2.70%   16.53% to   19.11%
December 31, 2011    872  $10.01355 to  $13.09897 $ 8,999   0.16%    1.15%  to   2.70%   -6.55% to   -5.05%
December 31, 2010    825  $10.70162 to  $13.90429 $ 9,069   0.07%    1.15%  to   2.70%    6.96% to    9.03%

                                       AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  1,852  $11.31270 to  $25.12814 $34,356   0.00%    0.55%  to   2.85%    8.35% to   13.47%
December 31, 2013  1,871  $12.28300 to  $22.97023 $31,747   0.00%    0.55%  to   2.85%   25.09% to   31.46%
December 31, 2012  1,659  $10.46013 to  $17.71525 $21,761   0.00%    0.55%  to   2.50%   16.68% to   18.96%
December 31, 2011  1,008  $10.76129 to  $15.09953 $11,359   0.00%    0.55%  to   2.50%   -5.35% to   -3.51%
December 31, 2010    934  $11.36976 to  $15.86600 $11,177   0.00%    1.00%  to   2.50%   13.48% to   18.64%

                                             AST LARGE-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  1,928  $10.81514 to  $23.33405 $31,869   0.00%    0.55%  to   2.85%    7.95% to   13.12%
December 31, 2013  1,823  $11.48738 to  $20.91410 $26,788   0.00%    0.85%  to   2.85%   31.12% to   38.67%
December 31, 2012  1,417  $ 8.29561 to  $15.24503 $14,775   3.11%    0.85%  to   2.45%   14.02% to   15.89%
December 31, 2011    841  $ 7.39857 to  $13.29726 $ 7,377   1.30%    0.85%  to   2.45%  -10.31% to   -5.27%
December 31, 2010    748  $ 7.86044 to  $14.14819 $ 6,727   0.97%    1.15%  to   2.45%    5.87% to   11.87%

                                      AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  3,390  $10.18285 to  $15.15769 $41,786   0.00%    0.55%  to   2.85%    2.98% to    5.80%
December 31, 2013  3,207  $ 9.71214 to  $14.52525 $37,729   0.00%    0.55%  to   2.85%   -4.79% to   -2.54%
December 31, 2012  3,353  $10.94845 to  $15.11073 $41,194   1.11%    0.55%  to   2.85%    2.91% to    5.35%
December 31, 2011  1,576  $10.42419 to  $14.54337 $18,985   1.50%    0.85%  to   2.85%    4.25% to    8.92%
December 31, 2010    612  $10.74306 to  $13.45763 $ 7,233   6.06%    1.15%  to   2.85%    7.56% to   12.13%

                                      AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  3,234  $11.25817 to  $23.25943 $55,756   0.00%    0.55%  to   2.85%    7.44% to   12.47%
December 31, 2013  2,199  $12.76835 to  $21.44225 $34,850   0.00%    0.85%  to   2.85%   30.12% to   35.45%
December 31, 2012  2,543  $10.10909 to  $16.00178 $30,012   0.37%    0.85%  to   2.85%    9.06% to   11.31%
December 31, 2011  1,718  $ 9.08180 to  $14.53184 $18,293   0.32%    0.85%  to   2.85%   -8.96% to   -1.89%
December 31, 2010  1,534  $ 9.48403 to  $14.95140 $16,557   0.54%    1.15%  to   2.85%   12.33% to   18.39%

                                      A71

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                                AST MFS GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014     918 $11.13384 to  $21.54740 $ 15,865   0.00%    0.55%  to   2.85%    5.61% to   11.72%
December 31, 2013     920 $12.75859 to  $20.20752 $ 14,885   0.00%    0.55%  to   2.85%   29.91% to   35.95%
December 31, 2012     894 $10.71705 to  $15.06982 $ 10,768   0.00%    0.55%  to   2.85%   13.74% to   16.44%
December 31, 2011     456 $ 9.23171 to  $13.12223 $  4,780   0.38%    0.55%  to   2.45%   -7.50% to   -1.14%
December 31, 2010     382 $ 9.93078 to  $13.45761 $  4,081   0.10%    1.15%  to   2.45%    8.30% to   11.50%

                                      AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,373 $11.22938 to  $23.65350 $ 24,466   0.00%    0.55%  to   2.70%    5.02% to   12.92%
December 31, 2013   1,420 $12.35736 to  $22.34107 $ 23,893   0.00%    0.55%  to   2.85%   25.73% to   31.88%
December 31, 2012   1,511 $10.25722 to  $17.17555 $ 19,517   0.00%    0.55%  to   2.85%    9.17% to   11.77%
December 31, 2011     862 $ 9.20532 to  $15.58152 $ 10,193   0.00%    0.55%  to   2.70%   -7.23% to    1.13%
December 31, 2010     694 $10.47140 to  $15.62143 $  8,235   0.00%    1.00%  to   2.70%   19.02% to   27.40%

                                   AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,563 $11.02363 to  $28.51908 $ 29,899   0.00%    0.55%  to   2.85%   10.42% to   13.62%
December 31, 2013   1,439 $12.86338 to  $25.44872 $ 24,541   0.00%    0.55%  to   2.85%   31.13% to   41.23%
December 31, 2012   1,289 $10.77542 to  $18.27003 $ 15,762   0.94%    1.00%  to   2.85%   13.78% to   15.97%
December 31, 2011     817 $ 9.36543 to  $15.90297 $  8,617   0.95%    1.15%  to   2.85%   -5.26% to   -3.59%
December 31, 2010     659 $ 9.77667 to  $16.62562 $  7,138   0.89%    1.15%  to   2.70%   11.77% to   22.03%

                                        AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,681 $ 9.51233 to  $12.05162 $ 17,126   0.00%    0.55%  to   2.85%   -2.94% to   -0.65%
December 31, 2013   1,729 $ 9.60905 to  $12.20183 $ 18,000   0.00%    0.55%  to   2.85%   -4.96% to   -2.71%
December 31, 2012   1,961 $10.11087 to  $12.61643 $ 21,292   1.30%    0.55%  to   2.85%    1.71% to    4.12%
December 31, 2011   1,419 $ 9.94129 to  $12.18917 $ 15,100   0.94%    1.00%  to   2.85%   -0.66% to    1.24%
December 31, 2010   1,124 $10.00728 to  $12.07057 $ 12,054   1.91%    1.15%  to   2.85%    0.00% to    2.72%

                                        AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,935 $10.53423 to  $21.34885 $ 29,330   0.00%    0.55%  to   2.85%    4.41% to    6.88%
December 31, 2013   1,936 $11.28190 to  $20.25283 $ 27,731   0.00%    0.55%  to   2.85%   22.05% to   28.97%
December 31, 2012   1,858 $ 9.00517 to  $15.92130 $ 20,789   0.17%    0.55%  to   2.85%   13.90% to   16.61%
December 31, 2011     750 $ 7.81876 to  $13.84402 $  7,094   1.17%    0.85%  to   2.85%  -10.17% to   -2.76%
December 31, 2010     718 $ 8.09199 to  $14.34884 $  6,844   1.08%    1.15%  to   2.85%    4.77% to   11.96%

                                            AST QMA US EQUITY ALPHA PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,016 $11.24219 to  $25.55053 $ 19,184   0.00%    0.55%  to   2.45%   11.83% to   16.57%
December 31, 2013     652 $12.26676 to  $22.22337 $ 10,686   0.00%    0.55%  to   2.45%   24.92% to   31.70%
December 31, 2012     567 $10.38147 to  $17.10866 $  7,120   0.71%    1.00%  to   2.45%   15.89% to   17.63%
December 31, 2011     294 $ 8.85664 to  $14.68191 $  3,025   0.76%    1.00%  to   2.85%    0.51% to    2.43%
December 31, 2010     231 $ 8.64622 to  $14.46757 $  2,243   0.58%    1.00%  to   2.85%    8.14% to   13.91%

                                      AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   2,902 $ 8.19862 to  $14.17056 $ 29,775   0.00%    0.55%  to   2.70%  -14.29% to   -8.86%
December 31, 2013   2,809 $ 9.02327 to  $15.67993 $ 32,012   0.00%    0.55%  to   2.70%   12.14% to   14.75%
December 31, 2012   2,964 $ 7.88745 to  $13.79902 $ 29,950   0.40%    0.85%  to   2.85%    0.66% to    2.74%
December 31, 2011   2,024 $ 7.67745 to  $13.57744 $ 20,366   0.61%    0.85%  to   2.85%  -22.38% to  -15.76%
December 31, 2010   1,711 $11.39318 to  $16.26883 $ 20,899   0.39%    1.00%  to   2.85%   15.56% to   19.26%

                                      AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  58,768 $11.65463 to  $17.63046 $826,924   0.00%    0.55%  to   2.85%    2.86% to    5.30%
December 31, 2013  55,047 $11.16935 to  $16.97618 $752,863   0.00%    0.55%  to   2.85%   12.85% to   16.19%
December 31, 2012  45,662 $10.69535 to  $14.81356 $550,692   1.21%    0.55%  to   2.85%   10.26% to   12.87%
December 31, 2011  24,391 $ 9.50439 to  $13.30691 $264,165   1.11%    0.55%  to   2.85%   -4.90% to    1.42%
December 31, 2010  16,476 $10.44562 to  $13.30202 $178,780   0.79%    0.95%  to   2.85%    6.24% to   10.43%

                                             AST MFS GLOBAL EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,465 $10.30110 to  $21.46497 $ 23,599   0.00%    0.55%  to   2.70%    0.83% to    3.06%
December 31, 2013   1,354 $11.84660 to  $21.11684 $ 21,373   0.00%    0.55%  to   2.55%   20.29% to   26.93%
December 31, 2012   1,169 $10.68753 to  $16.86736 $ 14,767   1.03%    0.55%  to   2.55%   20.01% to   22.40%
December 31, 2011     738 $ 9.90992 to  $13.97222 $  7,786   0.50%    0.55%  to   2.55%   -5.54% to   -3.66%
December 31, 2010     600 $10.33903 to  $14.70491 $  6,737   0.40%    0.55%  to   2.55%    8.66% to   10.94%

                                      A72

                               AT YEAR ENDED                             FOR YEAR ENDED
                   --------------------------------------  ----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  -----------------
                                     AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014   2,075 $10.24610 to  $15.83614 $ 24,026   0.00%    0.55%  to   2.70%   -8.89% to  -6.88%
December 31, 2013   1,941 $11.13965 to  $17.24255 $ 24,368   0.00%    0.55%  to   2.70%   12.25% to  14.73%
December 31, 2012   1,788 $ 9.83010 to  $15.23803 $ 19,759   1.65%    0.55%  to   2.70%   18.61% to  21.24%
December 31, 2011   1,314 $ 8.17393 to  $12.74350 $ 12,054   1.38%    0.55%  to   2.70%  -11.60% to  -9.65%
December 31, 2010   1,247 $ 9.19808 to  $14.30022 $ 12,690   0.94%    0.55%  to   2.70%    4.51% to   7.63%

                                          AST TEMPLETON GLOBAL BOND PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014   1,535 $ 9.60847 to  $12.68214 $ 16,052   0.00%    0.55%  to   2.85%   -2.31% to   0.00%
December 31, 2013   1,540 $ 9.69586 to  $12.75701 $ 16,326   0.00%    0.55%  to   2.85%   -6.50% to  -3.21%
December 31, 2012   1,571 $10.32374 to  $13.40697 $ 17,671   2.33%    0.55%  to   2.85%    2.22% to   4.65%
December 31, 2011   1,035 $ 9.89515 to  $12.88781 $ 11,416   2.75%    0.85%  to   2.85%   -1.04% to   2.94%
December 31, 2010     830 $10.23639 to  $12.51967 $  9,083   2.31%    1.00%  to   2.85%    2.58% to   4.70%

                                   AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  10,289 $11.34142 to  $18.12031 $122,371   0.00%    0.55%  to   2.85%    2.50% to   4.92%
December 31, 2013   6,836 $11.11097 to  $17.50990 $ 78,530   0.00%    0.55%  to   2.70%   14.98% to  19.84%
December 31, 2012   4,100 $ 9.51705 to  $14.81394 $ 39,950   0.26%    0.55%  to   2.55%    8.24% to  10.40%
December 31, 2011   1,819 $ 8.69622 to  $13.60557 $ 16,415   0.27%    0.55%  to   2.55%  -12.00% to  -4.55%
December 31, 2010   1,007 $ 9.12442 to  $14.22692 $  9,779   0.47%    1.15%  to   2.55%   11.79% to  13.33%

                                     AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  40,109 $12.24977 to  $18.47645 $573,414   0.00%    0.55%  to   2.85%    3.95% to   6.41%
December 31, 2013  35,937 $11.61737 to  $17.60529 $491,952   0.00%    0.55%  to   2.85%   17.67% to  22.00%
December 31, 2012  29,648 $10.23320 to  $14.63036 $337,551   0.79%    0.55%  to   2.85%   10.48% to  13.10%
December 31, 2011  21,421 $ 9.07555 to  $13.11625 $216,804   0.51%    0.55%  to   2.85%   -9.16% to  -2.96%
December 31, 2010  20,678 $ 9.65397 to  $13.70422 $217,009   1.00%    0.95%  to   2.85%    7.78% to  12.25%

                                   AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  30,392 $10.85572 to  $15.55329 $375,742   0.00%    0.55%  to   2.85%    0.86% to   3.25%
December 31, 2013  32,209 $10.61030 to  $15.27338 $391,356   0.00%    0.55%  to   2.85%    6.84% to   9.37%
December 31, 2012  30,993 $10.16034 to  $14.15903 $348,773   0.98%    0.55%  to   2.85%    9.35% to  11.95%
December 31, 2011  24,615 $ 9.17759 to  $12.82397 $249,346   0.61%    0.55%  to   2.85%   -5.43% to  -3.20%
December 31, 2010  22,016 $ 9.28559 to  $13.43083 $232,089   0.84%    0.55%  to   2.85%    7.50% to  10.91%

                                        AST BALANCED ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  51,425 $11.79468 to  $17.11604 $711,536   0.00%    0.55%  to   2.85%    3.49% to   5.94%
December 31, 2013  50,339 $11.23550 to  $16.38146 $670,129   0.00%    0.55%  to   2.85%   13.49% to  17.00%
December 31, 2012  45,923 $10.33901 to  $14.19558 $532,182   0.91%    0.55%  to   2.85%    9.26% to  11.86%
December 31, 2011  33,653 $ 9.27105 to  $12.86748 $352,782   0.64%    0.55%  to   2.85%   -7.28% to  -1.76%
December 31, 2010  30,549 $ 9.68344 to  $13.27946 $330,206   0.76%    0.95%  to   2.85%    6.86% to  11.26%

                                      AST PRESERVATION ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  37,987 $11.03255 to  $15.02176 $486,778   0.00%    0.55%  to   2.85%    2.76% to   5.19%
December 31, 2013  38,187 $10.58368 to  $14.47848 $473,775   0.00%    0.55%  to   2.85%    6.10% to   8.61%
December 31, 2012  36,655 $10.51490 to  $13.51575 $426,840   1.09%    0.85%  to   2.85%    7.22% to   9.44%
December 31, 2011  24,615 $ 9.60825 to  $12.48452 $266,301   0.90%    0.85%  to   2.85%   -3.91% to   0.04%
December 31, 2010  18,568 $10.51978 to  $12.60207 $204,499   1.18%    0.95%  to   2.85%    5.32% to   9.48%

                                         AST FI PYRAMIS QUANTITATIVE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  25,768 $11.02409 to  $16.48864 $332,704   0.00%    0.55%  to   2.85%    0.21% to   2.58%
December 31, 2013  25,294 $10.97054 to  $16.29666 $324,399   0.00%    0.55%  to   2.85%   11.49% to  14.13%
December 31, 2012  21,670 $ 9.81278 to  $14.47747 $248,028   1.87%    0.85%  to   2.85%    7.48% to   9.69%
December 31, 2011  13,265 $ 9.10499 to  $13.34133 $138,313   1.76%    0.85%  to   2.85%   -6.65% to  -2.44%
December 31, 2010   9,357 $ 9.46532 to  $13.80890 $ 99,358   1.32%    0.95%  to   2.85%    9.61% to  13.06%

                                       AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  26,712 $11.13285 to  $17.79750 $372,174   0.00%    0.55%  to   2.85%    6.09% to   8.60%
December 31, 2013  23,646 $10.46525 to  $16.61628 $309,204   0.00%    0.55%  to   2.85%   13.69% to  16.38%
December 31, 2012  19,406 $ 9.17966 to  $14.47559 $222,116   1.26%    0.55%  to   2.85%    9.70% to  12.30%
December 31, 2011  11,105 $ 8.34511 to  $13.06962 $113,082   1.19%    0.55%  to   2.85%  -11.82% to  -6.73%
December 31, 2010   9,121 $ 8.66171 to  $14.20708 $ 97,680   0.81%    0.55%  to   2.85%   14.67% to  17.84%

                                      A73

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                            AST ADVANCED STRATEGIES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  43,576 $11.63271 to  $18.05257 $607,973   0.00%    0.55%  to   2.85%    3.08% to    5.52%
December 31, 2013  40,149 $11.12429 to  $17.34521 $545,108   0.00%    0.55%  to   2.85%   12.52% to   15.92%
December 31, 2012  31,622 $10.48694 to  $15.17148 $379,954   1.27%    0.55%  to   2.85%   10.40% to   13.02%
December 31, 2011  17,019 $ 9.30664 to  $13.61010 $182,811   1.04%    0.55%  to   2.85%   -6.93% to   -0.44%
December 31, 2010  11,837 $10.05863 to  $13.85960 $129,172   0.87%    0.55%  to   2.85%    8.44% to   12.58%

                                      AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   3,053 $11.22522 to  $24.98767 $ 57,338   0.00%    0.55%  to   2.85%    5.26% to   13.35%
December 31, 2013   3,040 $13.54255 to  $23.51273 $ 53,672   0.00%    0.55%  to   2.85%   37.92% to   43.23%
December 31, 2012   2,773 $10.57497 to  $16.64347 $ 34,617   0.00%    0.55%  to   2.85%   14.23% to   16.94%
December 31, 2011   1,503 $10.28972 to  $14.43104 $ 16,199   0.00%    0.55%  to   2.85%   -4.49% to   -2.24%
December 31, 2010   1,233 $10.65531 to  $14.96577 $ 13,734   0.00%    0.55%  to   2.85%   10.89% to   14.49%

                                               AST MONEY MARKET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,793 $ 8.67962 to  $10.08368 $ 16,760   0.00%    0.55%  to   2.85%   -2.85% to   -0.47%
December 31, 2013   1,861 $ 8.90088 to  $10.20011 $ 17,661   0.00%    0.55%  to   2.85%   -2.85% to   -0.55%
December 31, 2012   2,056 $ 9.12800 to  $10.31714 $ 19,917   0.01%    0.85%  to   2.85%   -2.85% to   -0.85%
December 31, 2011   2,221 $ 9.36043 to  $10.43487 $ 21,882   0.02%    1.00%  to   2.85%   -2.82% to   -0.96%
December 31, 2010   1,274 $ 9.59652 to  $10.55197 $ 12,842   0.02%    1.15%  to   2.85%   -2.46% to   -1.02%

                                             AST SMALL-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,093 $10.96730 to  $25.38680 $ 19,789   0.00%    0.55%  to   2.85%    0.86% to   10.75%
December 31, 2013   1,115 $12.40268 to  $24.92978 $ 19,844   0.00%    0.55%  to   2.85%   26.69% to   34.43%
December 31, 2012   1,036 $ 9.69125 to  $14.02211 $ 13,871   0.00%    0.55%  to   2.85%    8.97% to   11.56%
December 31, 2011     647 $11.19338 to  $12.39878 $  7,766   0.00%    1.15%  to   2.70%   -3.65% to   -2.10%
December 31, 2010     507 $11.54673 to  $12.68615 $  6,183   0.20%    1.15%  to   2.70%   25.91% to   34.87%

                                          AST PIMCO TOTAL RETURN BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  20,088 $ 9.95820 to  $14.46916 $231,464   0.00%    0.55%  to   2.85%    1.26% to    3.66%
December 31, 2013  21,555 $ 9.69455 to  $14.04141 $242,502   0.00%    0.55%  to   2.85%   -4.63% to   -2.38%
December 31, 2012  21,225 $10.83456 to  $14.46865 $247,468   2.51%    0.55%  to   2.85%    6.20% to    8.72%
December 31, 2011  14,092 $ 9.99564 to  $13.38718 $154,438   1.86%    0.55%  to   2.85%   -0.04% to    2.61%
December 31, 2010  12,278 $10.27781 to  $13.12390 $134,467   1.50%    0.55%  to   2.85%    2.72% to    6.65%

                                            AST INTERNATIONAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014     788 $ 9.38850 to  $15.04489 $  8,945   0.00%    0.55%  to   2.70%   -9.22% to   -6.37%
December 31, 2013     729 $10.31966 to  $16.44049 $  8,992   0.00%    0.85%  to   2.70%   16.24% to   18.45%
December 31, 2012     706 $ 8.75042 to  $14.02985 $  7,387   2.13%    1.15%  to   2.70%   13.52% to   15.35%
December 31, 2011     494 $ 7.59729 to  $12.25942 $  4,480   1.51%    1.15%  to   2.85%  -15.04% to  -13.54%
December 31, 2010     408 $ 8.80034 to  $14.29181 $  4,276   0.67%    1.15%  to   2.85%    7.95% to    9.82%

                                           AST INTERNATIONAL GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,493 $ 9.40169 to  $16.28200 $ 17,534   0.00%    0.55%  to   2.85%   -8.22% to   -2.22%
December 31, 2013   1,396 $10.08092 to  $17.57026 $ 17,591   0.00%    0.85%  to   2.85%   15.66% to   18.04%
December 31, 2012   1,205 $ 8.57742 to  $15.04565 $ 12,832   0.99%    0.85%  to   2.85%   16.93% to   19.34%
December 31, 2011     784 $ 7.21877 to  $12.74401 $  7,164   0.71%    0.85%  to   2.85%  -18.51% to  -13.91%
December 31, 2010     593 $ 8.39779 to  $14.92060 $  6,331   0.26%    1.15%  to   2.85%   11.65% to   13.98%

                                         NVIT DEVELOPING MARKETS FUND - CLASS II
                   --------------------------------------------------------------------------------------
December 31, 2014      48 $13.42653 to  $13.95567 $    666   0.79%    1.40%  to   1.80%   -7.51% to   -7.15%
December 31, 2013      47 $14.51720 to  $15.02994 $    692   0.92%    1.40%  to   1.80%   -1.74% to   -1.35%
December 31, 2012      44 $14.77377 to  $15.23556 $    665   0.10%    1.40%  to   1.80%   14.71% to   15.17%
December 31, 2011      51 $12.87876 to  $13.22905 $    670   0.25%    1.40%  to   1.80%  -23.78% to  -23.48%
December 31, 2010     151 $16.89594 to  $17.28741 $  2,586   0.00%    1.40%  to   1.80%   14.09% to   14.54%

                                           AST INVESTMENT GRADE BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   4,188 $10.03301 to  $15.78694 $ 55,403   0.00%    0.85%  to   2.25%    4.33% to    5.82%
December 31, 2013   3,598 $ 9.58248 to  $14.96161 $ 45,743   0.00%    0.55%  to   2.25%   -5.36% to   -3.72%
December 31, 2012  20,929 $11.79750 to  $15.63108 $272,251   1.38%    0.55%  to   2.25%    6.94% to    8.80%
December 31, 2011  56,740 $10.87605 to  $14.45223 $688,204   0.20%    0.55%  to   2.25%    8.68% to   11.82%
December 31, 2010     469 $10.57538 to  $13.00047 $  6,003   7.78%    0.95%  to   2.25%    5.69% to    9.55%

                                      A74

                                    AT YEAR ENDED                                   FOR YEAR ENDED
                   -------------------------------------------       -----------------------------------------------
                                                           NET       INVESTMENT
                     UNITS           UNIT VALUE           ASSETS       INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST -- HIGHEST        (000S)       RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------      ----------------------  --------      ---------- -----------------  ------------------
                                            AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
                   ------------------------------------------------------------------------------------------------
December 31, 2014   4,880      $10.27737 to  $12.83064 $ 57,740        0.00%    0.55%  to   2.85%    3.00% to    6.61%
December 31, 2013   4,456      $ 9.72854 to  $12.10414 $ 50,085        0.00%    0.55%  to   2.85%   -4.30% to   -2.03%
December 31, 2012   3,920      $11.03135 to  $12.52719 $ 45,582        3.20%    0.55%  to   2.85%    4.77% to    7.26%
December 31, 2011   2,628      $10.63550 to  $11.84188 $ 28,880        2.89%    0.55%  to   2.85%    3.01% to    5.44%
December 31, 2010   2,192      $10.32483 to  $11.38650 $ 23,213        1.26%    1.00%  to   2.85%    3.27% to    6.73%

                                                      AST BOND PORTFOLIO 2018
                   ------------------------------------------------------------------------------------------------
December 31, 2014   1,578      $11.22140 to  $13.39820 $ 18,217        0.00%    1.90%  to   2.85%   -0.26% to    0.75%
December 31, 2013   1,883      $11.25098 to  $13.29882 $ 21,676        0.00%    1.90%  to   2.85%   -5.90% to   -4.95%
December 31, 2012   1,799      $11.95683 to  $13.99125 $ 21,894        0.49%    1.90%  to   2.85%    2.70% to    3.74%
December 31, 2011   1,787      $11.64275 to  $13.48663 $ 21,049        0.16%    1.90%  to   2.85%   10.35% to   11.47%
December 31, 2010      18      $12.01294 to  $12.09943 $    211        0.93%    1.90%  to   2.15%    8.85% to    9.11%

                                                      AST BOND PORTFOLIO 2019
                   ------------------------------------------------------------------------------------------------
December 31, 2014      95      $11.45215 to  $13.30075 $  1,131        0.00%    1.90%  to   2.85%    1.29% to    2.28%
December 31, 2013     159      $11.30601 to  $13.03100 $  1,846        0.00%    1.90%  to   2.85%   -7.54% to   -6.64%
December 31, 2012     183      $12.22857 to  $13.98700 $  2,283        0.31%    1.90%  to   2.85%    2.84% to    3.85%
December 31, 2011       0/(1)/ $13.49739 to  $13.62798 $      0/(1)/   0.91%    1.90%  to   2.15%   13.54% to   13.81%
December 31, 2010       3      $11.88816 to  $12.18296 $     33        0.74%    1.30%  to   2.15%    9.02% to    9.93%

                                                 AST GLOBAL REAL ESTATE PORTFOLIO
                   ------------------------------------------------------------------------------------------------
December 31, 2014     606      $10.85387 to  $21.79318 $  9,050        0.00%    0.55%  to   2.85%    7.71% to   13.30%
December 31, 2013     614      $10.08073 to  $19.50272 $  8,308        0.00%    0.85%  to   2.85%    1.37% to    3.46%
December 31, 2012     547      $10.79040 to  $19.05468 $  7,170        1.45%    1.00%  to   2.85%   23.19% to   25.55%
December 31, 2011     334      $ 8.72255 to  $15.32029 $  3,472        2.28%    1.15%  to   2.85%   -7.74% to   -6.12%
December 31, 2010     289      $ 9.41466 to  $16.44739 $  3,166        1.17%    1.15%  to   2.85%   14.96% to   18.83%

                                         AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
                   ------------------------------------------------------------------------------------------------
December 31, 2014   2,742      $ 8.36743 to  $14.76931 $ 26,823        0.00%    0.55%  to   2.85%   -7.40% to   -5.21%
December 31, 2013   2,763      $ 8.85375 to  $15.79714 $ 28,800        0.00%    0.55%  to   2.85%   -2.63% to   -0.33%
December 31, 2012   2,458      $ 8.90982 to  $16.06935 $ 26,031        1.10%    0.55%  to   2.85%   14.56% to   17.28%
December 31, 2011   1,592      $ 7.61998 to  $13.89229 $ 14,499        0.94%    0.55%  to   2.85%  -23.87% to  -20.71%
December 31, 2010   1,468      $10.76214 to  $17.76396 $ 17,086        0.28%    1.15%  to   2.85%   16.62% to   20.88%

                                            AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------------------
December 31, 2014   1,619      $10.75944 to  $25.63821 $ 30,102        0.00%    0.55%  to   2.70%    4.30% to    7.79%
December 31, 2013   1,579      $12.69230 to  $24.38308 $ 28,052        0.00%    0.55%  to   2.70%   29.72% to   38.05%
December 31, 2012   1,525      $10.52515 to  $17.90792 $ 19,892        0.48%    0.55%  to   2.70%   12.56% to   15.05%
December 31, 2011     959      $ 9.17568 to  $15.78149 $ 11,040        0.50%    0.55%  to   2.70%   -7.35% to    0.75%
December 31, 2010     791      $11.42102 to  $15.88201 $  9,197        0.35%    0.55%  to   2.70%   14.62% to   25.51%

                                              AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
                   ------------------------------------------------------------------------------------------------
December 31, 2014  20,067      $11.73808 to  $18.13826 $281,553        0.00%    0.55%  to   2.85%    2.84% to    5.28%
December 31, 2013  18,974      $11.25123 to  $17.46806 $258,398        0.00%    0.55%  to   2.85%   13.73% to   17.41%
December 31, 2012  15,190      $ 9.90321 to  $15.08440 $179,781        0.45%    0.55%  to   2.85%   12.59% to   15.27%
December 31, 2011   7,911      $ 8.75838 to  $13.26883 $ 81,484        0.29%    0.55%  to   2.85%   -8.49% to   -2.93%
December 31, 2010   5,917      $ 9.19665 to  $13.85815 $ 62,348        0.24%    0.55%  to   2.85%    9.18% to   13.04%

                                                  AST RCM WORLD TRENDS PORTFOLIO
                   ------------------------------------------------------------------------------------------------
December 31, 2014  27,104      $11.21041 to  $15.54433 $341,955        0.00%    0.55%  to   2.85%    2.14% to    4.56%
December 31, 2013  25,218      $10.83902 to  $15.07275 $310,506        0.00%    0.55%  to   2.85%    9.24% to   11.82%
December 31, 2012  21,004      $ 9.89825 to  $13.66670 $235,725        0.52%    0.55%  to   2.85%    7.13% to    9.68%
December 31, 2011  11,121      $ 9.20021 to  $12.63456 $114,175        0.40%    0.55%  to   2.85%   -6.86% to   -2.36%
December 31, 2010   7,792      $ 9.60436 to  $13.11882 $ 81,960        0.42%    0.95%  to   2.85%    7.21% to   10.65%

                                             AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
                   ------------------------------------------------------------------------------------------------
December 31, 2014  12,870      $11.72319 to  $17.69896 $177,267        0.00%    0.55%  to   2.85%    3.33% to    5.78%
December 31, 2013  12,110      $11.18390 to  $16.96442 $161,361        0.00%    0.55%  to   2.85%   12.87% to   15.64%
December 31, 2012   9,458      $10.49066 to  $14.87346 $111,417        0.43%    0.55%  to   2.85%   10.34% to   12.96%
December 31, 2011   4,964      $ 9.31537 to  $13.35045 $ 52,174        0.34%    0.55%  to   2.85%   -6.67% to   -1.12%
December 31, 2010   3,330      $ 9.76990 to  $13.68833 $ 35,436        0.23%    0.95%  to   2.85%    8.19% to   12.52%

                                      A75

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                         AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  15,715 $10.79436 to  $15.06034 $190,576   0.00%    0.55%  to   2.85%    1.08% to    3.47%
December 31, 2013  14,493 $10.52772 to  $14.75766 $174,100   0.00%    0.55%  to   2.85%    6.36% to    9.22%
December 31, 2012  12,412 $10.28497 to  $13.69989 $139,813   0.56%    0.55%  to   2.85%    6.99% to    9.52%
December 31, 2011   8,325 $ 9.41906 to  $12.68275 $ 86,341   0.47%    0.55%  to   2.85%   -5.72% to   -1.05%
December 31, 2010   6,330 $ 9.95339 to  $12.99556 $ 66,678   0.38%    0.95%  to   2.85%    6.37% to   10.33%

                                      AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  16,378 $11.86300 to  $17.22400 $225,855   0.00%    0.55%  to   2.85%    2.71% to    5.14%
December 31, 2013  13,958 $11.38633 to  $16.60998 $188,038   0.00%    0.55%  to   2.85%   15.36% to   18.57%
December 31, 2012  10,344 $10.36964 to  $14.20334 $120,257   0.48%    0.55%  to   2.85%   10.39% to   13.01%
December 31, 2011   5,117 $ 9.32332 to  $12.74316 $ 53,097   0.22%    0.55%  to   2.85%   -5.25% to   -3.01%
December 31, 2010   3,298 $ 9.78877 to  $13.32052 $ 35,509   0.24%    0.55%  to   2.85%    8.04% to   12.26%

                                              PROFUND VP CONSUMER SERVICES
                   --------------------------------------------------------------------------------------
December 31, 2014      13 $20.74470 to  $20.74470 $    279   0.00%    0.55%  to   1.50%   10.80% to   11.84%
December 31, 2013      21 $18.72284 to  $20.07642 $    388   0.26%    0.55%  to   1.50%   37.80% to   39.10%
December 31, 2012      24 $13.58666 to  $13.58666 $    330   0.00%    1.50%  to   1.50%   20.29% to   20.29%
December 31, 2011      28 $11.29470 to  $11.29470 $    318   0.00%    1.50%  to   1.50%    3.94% to    3.94%
December 31, 2010      30 $10.86622 to  $10.86622 $    322   0.00%    1.50%  to   1.50%   19.60% to   19.60%

                                           PROFUND VP CONSUMER GOODS PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014       8 $16.82194 to  $16.82194 $    134   0.70%    0.55%  to   1.50%    8.60% to    9.62%
December 31, 2013      14 $15.49003 to  $15.49003 $    221   0.86%    1.50%  to   1.50%   26.55% to   26.55%
December 31, 2012      25 $12.23984 to  $12.23984 $    310   0.87%    1.50%  to   1.50%    9.22% to    9.22%
December 31, 2011      28 $11.20680 to  $11.20680 $    309   1.28%    1.50%  to   1.50%    5.37% to    5.37%
December 31, 2010      29 $10.63581 to  $10.63581 $    314   0.54%    1.50%  to   1.50%   15.63% to   15.63%

                                                  PROFUND VP FINANCIALS
                   --------------------------------------------------------------------------------------
December 31, 2014      33 $ 9.87092 to  $ 9.87092 $    323   0.21%    0.55%  to   2.10%   10.59% to   12.30%
December 31, 2013      46 $ 8.58077 to  $ 8.87284 $    409   0.43%    1.50%  to   2.10%   29.36% to   30.13%
December 31, 2012      69 $ 6.63308 to  $ 6.81861 $    469   0.10%    1.50%  to   2.10%   22.16% to   22.88%
December 31, 2011      83 $ 5.42982 to  $ 5.54883 $    461   0.00%    1.50%  to   2.10%  -15.60% to  -15.10%
December 31, 2010      77 $ 6.53605 to  $ 6.53605 $    503   0.29%    1.50%  to   1.50%    9.29% to    9.29%

                                                 PROFUND VP HEALTH CARE
                   --------------------------------------------------------------------------------------
December 31, 2014      17 $20.97331 to  $20.97331 $    347   0.08%    0.55%  to   2.10%   21.16% to   23.02%
December 31, 2013      23 $16.64400 to  $17.20941 $    399   0.35%    1.50%  to   2.10%   36.88% to   37.69%
December 31, 2012      30 $12.15913 to  $12.49836 $    375   0.39%    1.50%  to   2.10%   14.98% to   15.67%
December 31, 2011      34 $10.57454 to  $10.80547 $    367   0.31%    1.50%  to   2.10%    7.85% to    8.49%
December 31, 2010      37 $ 9.96007 to  $ 9.96007 $    373   0.28%    1.50%  to   1.50%    1.32% to    1.32%

                                                 PROFUND VP INDUSTRIALS
                   --------------------------------------------------------------------------------------
December 31, 2014      20 $13.85579 to  $14.22444 $    283   0.27%    1.50%  to   1.90%    3.61% to    4.02%
December 31, 2013      19 $13.67512 to  $13.67512 $    255   0.55%    1.50%  to   1.50%   36.15% to   36.15%
December 31, 2012      31 $10.04439 to  $10.04439 $    315   0.26%    1.50%  to   1.50%   14.09% to   14.09%
December 31, 2011      33 $ 8.80429 to  $ 8.80429 $    289   0.28%    1.50%  to   1.50%   -3.23% to   -3.23%
December 31, 2010      40 $ 9.09853 to  $11.41249 $    364   0.23%    1.50%  to   1.55%   14.03% to   21.92%

                                                PROFUND VP MID-CAP GROWTH
                   --------------------------------------------------------------------------------------
December 31, 2014       3 $15.61362 to  $15.61362 $     42   0.00%    0.55%  to   2.10%    3.71% to    5.31%
December 31, 2013       6 $14.47394 to  $14.96601 $     90   0.00%    1.50%  to   2.10%   27.84% to   28.60%
December 31, 2012      10 $11.32177 to  $11.63796 $    119   0.00%    1.50%  to   2.10%   13.00% to   13.67%
December 31, 2011       9 $10.01888 to  $10.23808 $     87   0.00%    1.50%  to   2.10%   -4.89% to   -4.33%
December 31, 2010       8 $10.53374 to  $10.70104 $     89   0.00%    1.50%  to   2.10%   25.78% to   26.52%

                                                PROFUND VP MID-CAP VALUE
                   --------------------------------------------------------------------------------------
December 31, 2014       2 $15.21446 to  $15.21446 $     30   0.12%    1.50%  to   1.50%    8.56% to    8.56%
December 31, 2013       4 $14.01527 to  $14.01527 $     54   0.34%    1.50%  to   1.50%   30.21% to   30.21%
December 31, 2012       6 $10.76386 to  $10.76386 $     70   0.15%    1.50%  to   1.50%   14.84% to   14.84%
December 31, 2011       9 $ 9.37296 to  $ 9.44100 $     81   0.15%    1.30%  to   1.50%   -5.34% to   -5.16%
December 31, 2010       7 $ 9.90192 to  $ 9.90192 $     71   0.29%    1.50%  to   1.50%   18.67% to   18.67%

                                      A76

                               AT YEAR ENDED                            FOR YEAR ENDED
                   -------------------------------------  ----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  -----------------
                                                PROFUND VP REAL ESTATE
                   ------------------------------------------------------------------------------------
December 31, 2014    13   $12.05366 to  $12.37455 $   155   1.51%    0.55%  to   1.90%   22.69% to  24.33%
December 31, 2013    14   $ 9.82468 to  $10.04669 $   144   1.36%    1.50%  to   1.90%   -1.77% to  -1.39%
December 31, 2012    14   $10.00220 to  $10.18798 $   144   2.57%    1.50%  to   1.90%   14.98% to  15.44%
December 31, 2011    12   $ 8.69881 to  $ 8.82559 $   110   0.00%    1.50%  to   1.90%    2.80% to   3.20%
December 31, 2010    16   $ 8.46186 to  $11.54906 $   133   3.89%    1.50%  to   1.90%   15.86% to  22.85%

                                              PROFUND VP SMALL-CAP GROWTH
                   ------------------------------------------------------------------------------------
December 31, 2014     3   $16.16532 to  $16.16532 $    55   0.00%    1.50%  to   1.50%    0.66% to   0.66%
December 31, 2013     5   $16.05873 to  $18.52593 $    87   0.00%    0.55%  to   1.50%   38.35% to  39.65%
December 31, 2012     3   $11.60725 to  $11.60725 $    32   0.00%    1.50%  to   1.50%   10.82% to  10.82%
December 31, 2011     2   $10.47427 to  $10.55029 $    26   0.00%    1.30%  to   1.50%   -0.21% to  -0.02%
December 31, 2010     3   $10.49669 to  $10.49669 $    28   0.00%    1.50%  to   1.50%   23.87% to  23.87%

                                              PROFUND VP SMALL-CAP VALUE
                   ------------------------------------------------------------------------------------
December 31, 2014     1   $15.68046 to  $15.68046 $    15   0.00%    0.55%  to   1.50%    4.25% to   5.23%
December 31, 2013     1   $15.04112 to  $16.79752 $    15   0.22%    0.55%  to   1.50%   35.64% to  36.92%
December 31, 2012     2   $11.08892 to  $11.08892 $    20   0.00%    1.50%  to   1.50%   14.44% to  14.44%
December 31, 2011     2   $ 9.68994 to  $ 9.68994 $    19   0.00%    1.50%  to   1.50%   -5.52% to  -5.52%
December 31, 2010     2   $10.25585 to  $10.25585 $    25   0.10%    1.50%  to   1.50%   20.30% to  20.30%

                                             PROFUND VP TELECOMMUNICATIONS
                   ------------------------------------------------------------------------------------
December 31, 2014     9   $11.05227 to  $11.05227 $   102   4.37%    0.55%  to   1.50%   -0.92% to   0.01%
December 31, 2013    16   $11.15492 to  $11.15492 $   174   2.94%    1.50%  to   1.50%   10.41% to  10.41%
December 31, 2012    24   $10.10290 to  $10.10290 $   247   4.12%    1.50%  to   1.50%   14.79% to  14.79%
December 31, 2011    29   $ 8.80105 to  $ 8.80105 $   255   2.96%    1.50%  to   1.50%    0.36% to   0.36%
December 31, 2010    28   $ 8.76916 to  $12.16509 $   245   2.84%    1.50%  to   1.55%   13.98% to  21.09%

                                                 PROFUND VP UTILITIES
                   ------------------------------------------------------------------------------------
December 31, 2014     9   $13.00966 to  $13.00966 $   115   1.72%    0.55%  to   1.90%   23.54% to  25.19%
December 31, 2013    18   $10.25797 to  $10.48966 $   184   2.59%    1.50%  to   1.90%   11.20% to  11.64%
December 31, 2012    23   $ 9.22480 to  $ 9.39609 $   212   2.71%    1.50%  to   1.90%   -1.73% to  -1.34%
December 31, 2011    27   $ 9.38722 to  $ 9.52393 $   259   2.51%    1.50%  to   1.90%   15.32% to  15.78%
December 31, 2010    30   $ 8.14003 to  $10.77660 $   244   2.49%    1.50%  to   1.90%    3.97% to   7.40%

                                              PROFUND VP LARGE-CAP GROWTH
                   ------------------------------------------------------------------------------------
December 31, 2014     7   $15.48812 to  $15.48812 $   103   0.12%    1.50%  to   2.10%   10.61% to  11.26%
December 31, 2013     3   $13.46336 to  $16.49009 $    48   0.39%    0.55%  to   2.10%   27.98% to  29.95%
December 31, 2012     5   $10.52001 to  $10.81361 $    49   0.07%    1.50%  to   2.10%   10.40% to  11.05%
December 31, 2011     4   $ 9.52935 to  $ 9.73772 $    37   0.00%    1.50%  to   2.10%    1.01% to   1.61%
December 31, 2010     5   $ 9.43387 to  $ 9.58358 $    46   0.07%    1.50%  to   2.10%   10.86% to  11.51%

                                              PROFUND VP LARGE-CAP VALUE
                   ------------------------------------------------------------------------------------
December 31, 2014     3   $12.66256 to  $12.66256 $    40   0.65%    1.50%  to   1.50%    8.84% to   8.84%
December 31, 2013     6   $11.63395 to  $11.63395 $    73   0.88%    1.50%  to   1.50%   27.97% to  27.97%
December 31, 2012     8   $ 9.09087 to  $ 9.09087 $    75   0.76%    1.50%  to   1.50%   13.71% to  13.71%
December 31, 2011    18   $ 7.99461 to  $ 7.99461 $   141   0.76%    1.50%  to   1.50%   -2.74% to  -2.74%
December 31, 2010    17   $ 8.21947 to  $ 8.21947 $   139   0.96%    1.50%  to   1.50%   11.23% to  11.23%

                                                AST BOND PORTFOLIO 2020
                   ------------------------------------------------------------------------------------
December 31, 2014   282   $11.03272 to  $12.37107 $ 3,446   0.00%    1.90%  to   2.85%    3.13% to   4.14%
December 31, 2013   380   $10.61606 to  $11.87901 $ 4,467   0.00%    1.30%  to   2.85%   -9.18% to  -7.72%
December 31, 2012    11   $11.60016 to  $12.95314 $   135   0.58%    1.30%  to   2.55%    3.67% to   4.95%
December 31, 2011    66   $11.06416 to  $12.41953 $   746   1.13%    1.30%  to   2.55%   15.73% to  17.15%
December 31, 2010   331   $ 9.54633 to  $10.66744 $ 3,199   0.00%    1.30%  to   2.55%    6.10% to  10.41%

                                     AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   717   $13.25293 to  $17.10034 $10,969   0.00%    0.55%  to   2.45%    7.56% to   9.66%
December 31, 2013   694   $12.19594 to  $15.68669 $ 9,817   0.00%    0.55%  to   2.45%   24.20% to  30.71%
December 31, 2012   557   $ 9.54913 to  $12.07266 $ 6,101   0.42%    0.55%  to   2.45%   10.46% to  12.61%
December 31, 2011   339   $ 8.50545 to  $10.78439 $ 3,336   0.33%    0.55%  to   2.45%  -14.75% to  -6.39%
December 31, 2010   251   $10.51922 to  $11.58869 $ 2,684   0.02%    1.15%  to   2.45%    5.50% to  12.43%

                                      A77

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                         AST JENNISON LARGE-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014     972 $11.27625 to  $18.90555 $ 16,897   0.00%    0.55%  to   2.70%    6.55% to   13.75%
December 31, 2013     879 $13.00723 to  $17.33075 $ 14,245   0.00%    0.55%  to   2.70%   32.55% to   35.74%
December 31, 2012     876 $10.54999 to  $12.84306 $ 10,610   0.00%    0.55%  to   2.70%   12.07% to   14.55%
December 31, 2011     435 $10.49190 to  $11.27814 $  4,657   0.00%    0.55%  to   2.70%   -2.05% to    0.11%
December 31, 2010     193 $10.71155 to  $11.33263 $  2,096   0.00%    1.15%  to   2.70%    7.43% to   10.05%

                                 AST BOND PORTFOLIO 2017 (AVAILABLE ON JANUARY 4, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014     991 $10.89015 to  $11.41153 $ 11,150   0.00%    1.90%  to   2.85%   -1.46% to   -0.50%
December 31, 2013   1,177 $11.05171 to  $11.46858 $ 13,346   0.00%    1.90%  to   2.85%   -4.85% to   -3.92%
December 31, 2012   1,847 $11.61498 to  $11.93630 $ 21,847   0.52%    1.90%  to   2.85%    2.12% to    3.12%
December 31, 2011   1,836 $11.37404 to  $11.57526 $ 21,132   0.04%    1.90%  to   2.85%    8.24% to    9.30%
December 31, 2010      19 $10.52124 to  $10.59081 $    205   0.00%    1.90%  to   2.70%    5.24% to    5.92%

                                 AST BOND PORTFOLIO 2021 (AVAILABLE ON JANUARY 4, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014   1,066 $12.24566 to  $13.22419 $ 13,414   0.00%    1.75%  to   2.85%    4.61% to    5.83%
December 31, 2013     732 $11.70587 to  $12.61919 $  8,756   0.00%    1.50%  to   2.85%   -9.65% to   -8.38%
December 31, 2012   2,129 $12.95637 to  $13.85470 $ 28,167   0.78%    1.30%  to   2.85%    3.75% to    5.42%
December 31, 2011   2,642 $12.48861 to  $13.14210 $ 33,532   0.06%    1.30%  to   2.85%   16.88% to   18.76%
December 31, 2010     396 $10.93130 to  $11.06626 $  4,359   0.00%    1.30%  to   2.55%    9.31% to   10.66%

                   WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND - CLASS 1 (AVAILABLE ON JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014       3 $15.09234 to  $15.50925 $     42   3.01%    1.50%  to   1.75%   -6.93% to   -6.70%
December 31, 2013       3 $16.21604 to  $16.62307 $     52   0.95%    1.50%  to   1.75%   17.88% to   18.17%
December 31, 2012      16 $13.75687 to  $14.06753 $    220   1.65%    1.50%  to   1.75%   11.72% to   12.00%
December 31, 2011      17 $12.31349 to  $12.56056 $    206   0.63%    1.50%  to   1.75%  -14.29% to  -14.08%
December 31, 2010      17 $14.36608 to  $14.61842 $    242   0.00%    1.50%  to   1.75%   20.88% to   21.01%

                    WELLS FARGO ADVANTAGE VT OMEGA GROWTH FUND - CLASS 1 (AVAILABLE ON JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014     106 $ 3.04612 to  $ 3.13770 $    324   0.00%    1.50%  to   1.75%    2.30% to    2.55%
December 31, 2013     107 $ 2.97767 to  $ 3.05971 $    318   0.32%    1.50%  to   1.75%   37.81% to   38.15%
December 31, 2012     169 $ 2.16078 to  $ 2.21481 $    365   0.00%    1.50%  to   1.75%   18.68% to   18.97%
December 31, 2011     179 $ 1.82068 to  $ 1.86164 $    326   0.00%    1.50%  to   1.75%   -6.99% to   -6.75%
December 31, 2010     188 $ 1.95742 to  $ 1.99650 $    368   0.00%    1.50%  to   1.75%   26.08% to   26.21%

                   WELLS FARGO ADVANTAGE VT SMALL CAP VALUE FUND - CLASS 1 (AVAILABLE ON JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014       4 $14.07991 to  $14.23536 $     62   0.62%    1.50%  to   1.75%    2.83% to    3.09%
December 31, 2013       5 $13.69207 to  $13.80927 $     65   0.95%    1.50%  to   1.75%   13.05% to   13.33%
December 31, 2012       5 $12.11133 to  $12.18494 $     63   1.15%    1.50%  to   1.75%   12.36% to   12.64%
December 31, 2011       6 $10.77879 to  $10.81752 $     61   0.89%    1.50%  to   1.75%   -8.65% to   -8.43%
December 31, 2010       6 $11.79975 to  $11.81311 $     71   0.00%    1.50%  to   1.75%   21.84% to   21.98%

                                 AST BOND PORTFOLIO 2022 (AVAILABLE ON JANUARY 3, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2014     815 $11.49686 to  $12.25614 $  9,669   0.00%    1.30%  to   2.85%    7.22% to    8.95%
December 31, 2013   1,150 $10.72225 to  $11.24906 $ 12,611   0.00%    1.30%  to   2.85%  -12.32% to  -10.90%
December 31, 2012   1,737 $12.22859 to  $12.62575 $ 21,559   0.03%    1.30%  to   2.85%    2.83% to    4.49%
December 31, 2011   1,302 $11.89255 to  $12.08351 $ 15,604   0.00%    1.30%  to   2.85%   18.93% to   20.84%

                            AST QUANTITATIVE MODELING PORTFOLIO (AVAILABLE ON APRIL 29, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2014     471 $10.54716 to  $13.00950 $  5,511   0.00%    0.55%  to   2.15%    4.26% to    5.92%
December 31, 2013      36 $11.59795 to  $12.03673 $    425   0.00%    1.30%  to   2.15%   17.54% to   20.81%
December 31, 2012       7 $ 9.88459 to  $ 9.96370 $     74   0.04%    1.30%  to   1.80%   11.15% to   11.69%

                         AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (AVAILABLE ON APRIL 29, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2014  11,411 $10.99564 to  $11.81961 $129,184   0.00%    0.55%  to   2.55%    2.29% to    4.32%
December 31, 2013  10,680 $10.68726 to  $11.33041 $117,339   0.00%    0.55%  to   2.70%    7.86% to   10.24%
December 31, 2012   8,594 $ 9.95090 to  $10.27765 $ 86,714   0.46%    0.55%  to   2.45%    9.15% to   11.28%
December 31, 2011   4,835 $ 9.12583 to  $ 9.21697 $ 44,314   0.00%    0.85%  to   2.35%   -8.74% to   -7.82%

                   WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 1 (AVAILABLE ON AUGUST 26, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2014      10 $17.06026 to  $17.20149 $    179   0.30%    1.50%  to   1.75%    8.80% to    9.07%
December 31, 2013      11 $15.68076 to  $15.77168 $    175   0.40%    1.50%  to   1.75%   28.74% to   29.06%
December 31, 2012      17 $12.18018 to  $12.22072 $    210   0.54%    1.50%  to   1.75%   13.81% to   14.09%
December 31, 2011      25 $10.70255 to  $10.71170 $    268   0.00%    1.50%  to   1.75%    4.69% to    4.78%

                                      A78

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                           AST PRUDENTIAL CORE BOND PORTFOLIO (AVAILABLE ON OCTOBER 31, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2014   1,020 $10.12124 to  $11.01361 $ 10,901   0.00%    0.55%  to   2.70%    2.75% to    5.48%
December 31, 2013     751 $ 9.68326 to  $10.37327 $  7,694   0.00%    0.85%  to   2.50%   -4.70% to   -3.14%
December 31, 2012     643 $10.50845 to  $10.70984 $  6,835   0.17%    0.85%  to   2.50%    4.49% to    6.20%
December 31, 2011      36 $10.06003 to  $10.07683 $    360   0.00%    1.30%  to   2.25%    0.42% to    0.58%

                        AST NEUBERGER BERMAN CORE BOND PORTFOLIO (AVAILABLE ON OCTOBER 31, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2014     497 $ 9.87300 to  $10.63422 $  5,099   0.00%    0.55%  to   2.85%    2.09% to    4.57%
December 31, 2013     588 $ 9.66002 to  $10.10259 $  5,832   0.00%    0.85%  to   2.35%   -5.12% to   -3.66%
December 31, 2012     349 $10.31269 to  $10.48627 $  3,621   0.23%    0.85%  to   2.25%    2.51% to    3.98%
December 31, 2011      44 $10.06278 to  $10.07694 $    444   0.00%    1.30%  to   2.10%    0.35% to    0.48%

                                   AST BOND PORTFOLIO 2023 (AVAILABLE JANUARY 3, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2014   1,493 $ 9.81954 to  $10.30246 $ 14,973   0.00%    1.30%  to   2.85%    9.41% to   11.17%
December 31, 2013   3,733 $ 8.97494 to  $ 9.26704 $ 34,013   0.00%    1.30%  to   2.85%  -12.76% to  -11.35%
December 31, 2012     376 $10.28760 to  $10.45376 $  3,908   0.00%    1.30%  to   2.85%    2.88% to    4.54%

                   AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2014  20,694 $11.92878 to  $13.64462 $276,282   0.00%    0.85%  to   2.85%    0.24% to    2.30%
December 31, 2013  21,362 $11.73153 to  $13.33778 $280,960   0.00%    0.85%  to   2.85%   19.00% to   23.41%
December 31, 2012  19,511 $10.65915 to  $10.80738 $209,728   0.00%    0.85%  to   2.85%    6.62% to    8.08%

                         AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2014   4,050 $11.71380 to  $12.86226 $ 49,993   0.00%    0.55%  to   2.85%    2.14% to    4.56%
December 31, 2013   3,288 $11.30516 to  $12.30125 $ 39,476   0.00%    0.55%  to   2.85%   14.35% to   18.26%
December 31, 2012   2,285 $10.23818 to  $10.40185 $ 23,601   0.95%    0.55%  to   2.85%    2.41% to    4.02%

                      AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2014      25 $ 9.10774 to  $ 9.70400 $    234   0.00%    0.55%  to   1.95%   -2.95% to    0.80%
December 31, 2013      12 $ 9.16475 to  $ 9.42915 $    111   0.00%    1.30%  to   1.95%   -9.33% to   -8.03%
December 31, 2012       7 $10.38171 to  $10.39933 $     68   0.00%    1.30%  to   1.75%    3.83% to    4.00%

                              AST MFS LARGE-CAP VALUE PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2014     126 $10.95451 to  $15.01238 $  1,827   0.00%    0.55%  to   2.30%    7.68% to    9.61%
December 31, 2013     101 $12.28936 to  $13.63955 $  1,362   0.00%    0.85%  to   2.30%   25.05% to   33.36%
December 31, 2012       4 $10.18909 to  $10.21028 $     40   0.00%    1.30%  to   1.85%    1.91% to    2.11%

                                  AST BOND PORTFOLIO 2024 (AVAILABLE JANUARY 02, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2014     966 $ 9.63637 to  $ 9.94961 $  9,468   0.00%    1.30%  to   2.85%   11.33% to   13.12%
December 31, 2013   1,035 $ 8.65594 to  $ 8.79557 $  9,045   0.00%    1.30%  to   2.85%  -13.44% to  -12.04%

                         AST AQR EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2014      15 $ 9.57322 to  $ 9.85401 $    150   0.00%    0.55%  to   1.90%   -4.97% to   -2.14%
December 31, 2013       5 $10.07351 to  $10.14041 $     53   0.00%    1.15%  to   1.90%    0.75% to    1.41%

                         AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2014     411 $11.05572 to  $13.30316 $  5,342   0.00%    0.55%  to   2.70%    9.84% to   12.98%
December 31, 2013     163 $11.55659 to  $11.74413 $  1,895   0.00%    0.85%  to   2.70%   15.59% to   17.45%

                         AST QMA EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2014      16 $ 9.23266 to  $ 9.85996 $    147   0.00%    0.55%  to   1.55%   -3.95% to   -2.01%
December 31, 2013       1 $ 9.61277 to  $ 9.61912 $     13   0.00%    1.45%  to   1.55%   -3.86% to   -3.80%

                          AST MULTI-SECTOR FIXED INCOME PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2014  34,124 $10.37423 to  $10.53178 $354,014   0.00%    1.10%  to   1.90%    9.06% to    9.95%
December 31, 2013  10,228 $ 9.51265 to  $ 9.57903 $ 97,295   0.00%    1.10%  to   1.90%   -4.86% to   -4.20%

                             AST BLACKROCK ISHARES ETF PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2014   1,565 $10.55060 to  $10.89838 $ 16,755   0.00%    0.55%  to   2.45%    1.04% to    3.01%
December 31, 2013     731 $10.44187 to  $10.55835 $  7,677   0.00%    0.85%  to   2.45%    4.44% to    5.59%

                     AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2014   4,856 $10.68749 to  $11.11626 $ 53,046   0.00%    0.55%  to   2.85%   -0.36% to    1.99%
December 31, 2013   2,011 $10.75656 to  $10.87654 $ 21,750   0.00%    0.85%  to   2.45%    7.59% to    8.77%

                                      A79

                                 AT YEAR ENDED                              FOR YEAR ENDED
                   -----------------------------------------  ---------------------------------------------
                                                       NET    INVESTMENT
                     UNITS          UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**    TOTAL RETURN***
                     (000S)     LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------     ----------------------  ------- ---------- -----------------  ----------------
                           AST DEFENSIVE ASSET ALLOCATION PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014  1,980      $ 9.87909 to  $10.15307 $19,831   0.00%    0.85%  to   2.45%   2.53% to   4.21%
December 31, 2013    779      $ 9.63552 to  $ 9.74308 $ 7,550   0.00%    0.85%  to   2.45%  -3.63% to  -2.56%

                                  AST AQR LARGE-CAP PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014     35      $11.15982 to  $13.19717 $   456   0.00%    0.55%  to   1.85%  11.08% to  12.55%
December 31, 2013     74      $11.65345 to  $11.70178 $   857   0.00%    0.85%  to   1.45%  16.55% to  17.03%

                                  AST QMA LARGE-CAP PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014     13      $11.16782 to  $13.48446 $   170   0.00%    0.55%  to   1.50%  11.23% to  14.61%
December 31, 2013      0/(1)/ $11.69306 to  $11.69306 $     3   0.00%    1.45%  to   1.45%  16.94% to  16.94%
                                   AST BOND PORTFOLIO 2025 (AVAILABLE JANUARY 2, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014    288      $11.19944 to  $11.36236 $ 3,246   0.00%    1.30%  to   2.70%  11.99% to  13.62%

                      AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (AVAILABLE FEBRUARY 10, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014  1,715      $10.48352 to  $10.61730 $18,044   0.00%    0.55%  to   1.95%   4.85% to   6.18%

                     AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014     82      $10.23141 to  $10.25115 $   837   0.00%    0.55%  to   0.83%   2.32% to   2.52%

                      AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014    159      $10.34076 to  $10.36085 $ 1,649   0.00%    0.55%  to   0.83%   3.41% to   3.61%

                       AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014    104      $10.52974 to  $10.55012 $ 1,101   0.00%    0.55%  to   0.83%   5.30% to   5.51%

                          AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014    100      $ 9.95303 to  $ 9.97233 $   995   0.00%    0.55%  to   0.83%  -0.46% to  -0.27%

                   AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014     44      $ 9.68459 to  $ 9.69330 $   430   0.00%    0.55%  to   0.68%  -3.15% to  -3.06%

                                 AST MANAGED EQUITY PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014     27      $10.28185 to  $10.29105 $   274   0.00%    0.55%  to   0.68%   2.82% to   2.92%

                              AST MANAGED FIXED-INCOME PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014    123      $10.01270 to  $10.03217 $ 1,230   0.00%    0.55%  to   0.83%   0.13% to   0.33%

                           AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      4      $ 9.70452 to  $ 9.71324 $    40   0.00%    0.55%  to   0.68%  -2.95% to  -2.86%

                         AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      7      $10.40129 to  $10.41061 $    68   0.00%    0.55%  to   0.68%   4.02% to   4.11%

                         AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      9      $ 9.72436 to  $ 9.73320 $    91   0.00%    0.55%  to   0.68%  -2.75% to  -2.66%

                        AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (AVAILABLE NOVEMBER 24, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      5      $ 9.94406 to  $ 9.94406 $    49   0.00%    1.45%  to   1.45%  -0.55% to  -0.55%

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios are annualized and exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the subaccount invests.

                                      A80

        ** These amounts represent the annualized Contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

        ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended
           December 31, 2014 or from the effective date of the subaccount through the end of the reporting period.

      /(1)/Amount is less than 1,000 units and/or $1,000 in net assets.

      /(2)/Amount is less than 0.01%.

        CHARGES AND EXPENSES

        The following represents the various charges and expenses of the Account which are paid to Pruco Life of New Jersey.

        A.  MORTALITY RISK AND EXPENSE RISK CHARGES

        The mortality risk and expense risk charges are applied daily against the net assets of the separate account attributable to each of the Contracts. Mortality risk is the risk that annuitants may live longer than estimated and expense risk is the risk that the cost of issuing and administering the Contracts may exceed related charges by Pruco Life of New Jersey. The daily mortality risk and expense risk charges are assessed through the reduction in unit values. A summary of M&E charges is presented below:

        Premier Investment Variable Annuity Series B - 0.55%

        Premier Investment Variable Annuity Series C - 0.68%

        Premier Investment Variable Annuity Series B with RPO Death Benefit - 0.70%

        Premier Investment Variable Annuity Series C with RPO Death Benefit - 0.83%

        B.  ADMINISTRATION CHARGE

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the Contract, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the reduction in unit values.

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ --------------------------------------------------------------------
   0.55%     Premier Investment Variable Annuity B Series - No Optional Benefits
   0.55%     Premier Retirement Advisor - No Optional Benefits
   0.68%     Premier Investment Variable Annuity C Series - No Optional Benefits

                                      A81

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ----------------------------------------------------------------------------------
   0.70%     Premier Investment Variable Annuity B Series with Return of Premium Death Benefit
   0.83%     Premier Investment Variable Annuity C Series with Return of Premium Death Benefit
   0.85%     Premier Retirement Variable Annuity - No Optional Benefits
   0.95%     Premier Bb Series - No Optional Benefits
             Premier Retirement Advisor - With HAV
   1.10%     Prudential Defined Income - No Optional Benefits
   1.15%     Premier B Series - No Optional Benefits
             Premier Retirement Advisor - With HD GRO II OR GRO Plus II
   1.20%     Premier Bb Series with HAV
   1.30%     Premier Bb Series - with HD GRO
             Premier Retirement B - No Optional Benefits
   1.35%     Discovery Choice Basic - No Optional Benefits
             Premier Bb Series - with HAV
   1.40%     No Optional Benefits
               Discovery Select Variable Annuity
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
               Premier B Series with HAV
   1.45%     Premier Bb with GMIB
             Premier Retirement B Share - No Optional Benefits
             Premier Retirement C - No Optional Benefits, after 9th anniversary ("Cliff" year)
             Premier Retirement L - No Optional Benefits, after 9th anniversary ("Cliff" year)
   1.50%     No Optional Benefits
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier B Series with HD GRO
   1.52%     Strategic Partners Select GMDB with Step Up and Roll Up
   1.55%     Premier X Series - No Optional Benefits
               Premier B Series with HAV
               Premier Bb Series with LT5 or HD5
               Premier Bb Series with HD GRO
               Premier Bb Series with HD GRO and HAV
               Premier Retirement Advisor - With HAV and HD GRO II OR HAV and GRO Plus II
   1.60%     No Optional Benefits
               Strategic Partners FlexElite
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
   1.65%     Discovery Choice Enhanced - No Optional Benefit
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with GMDB with Step Up and Roll Up
   1.70%     GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
             GMDB with-Greater of Roll Up and Step Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version

                                      A82

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ --------------------------------------------------------------------------------------------
             GMDB with Step Up and Roll Up
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Premier Bb Series with SLT5 and GMIB and HAV
               Premier Retirement B - With HAV
               Premier Retirement L - No Optional Benefits
   1.75%     Premier B Series with LT5 or HD5 or HD GRO
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier B Series with HD GRO and HAV Premier L Series with HAV
               Premier Retirement C - No Optional Benefits
   1.80%     Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Plus Enhanced - Bonus Version with GMDB with Step Up and Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version with GMDB with Greater of Roll Up and Step Up
               Premier X Series with HAV
               Premier Bb Series with LT5 or HD5 and HAV
               Premier Bb Series with HD GRO and HAV
   1.85%     Premier L Series with HD GRO
               Premier Retirement X - No Optional Benefits
   1.90%     Premier B Series with SLT5
               Premier L Series with HAV
               Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
               Premier X Series with HD GRO
               Premier Retirement B - With HD GRO II OR GRO Plus II
               Premier Retirement L - No Optional Benefits
               Prudential Defined Income - With Defined Income Benefit
   1.95%     Premier X Series with HAV
               Premier Bb Series with HD GRO and HAV
               Premier Retirement C Share - No Optional Benefits
   2.00%     With LT5 or HD5
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
               Premier B Series with LT5
               Premier B Series with HD5 and HAV
               Premier B Series with HD GRO and HAV
   2.10%     With LT5 or HD5
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier L Series with HD GRO
               Premier L Series with HD GRO and HAV
               Premier Retirement L - With HAV
   2.15%     With SLT5
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Premier B Series with HD GRO and HAV
               Premier X Series with LT5 or HD5
               Premier X Series with HD GRO
               Premier X Series with HD GRO and HAV
               Premier Retirement C - With HAV
   2.20%     With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version

                                      A83

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------------------------------
   2.25%     With SLT5
               Premier L Series
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
               Premier Retirement X - With HAV
   2.30%     Premier X Series with SLT5
               Strategic Partners Plus Enhanced - Non Bonus Version with LT5 or HD5 and GMDB with Step
                Up and Roll Up
             With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
               Strategic Partners Annuity One Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Premier Retirement B - With HAV and HD GRO II OR HAV and GRO Plus II
               Premier Retirement L - With HD GRO II OR GRO Plus II
   2.35%     With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series with LT5
               Premier L Series with HD5 and HAV
               Premier L Series with HD GRO and HAV
               Premier Retirement C - With HD GRO II OR GRO Plus II
   2.40%     With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
               Strategic Partners Annuity One Enhanced - Bonus Version
             With LT5 or HD5 and GMDB with Step Up and Roll Up
               Strategic Partners Plus Enhanced - Bonus Version
               Premier X Series with LT5
               Premier X Series with HD5 and HAV
               Premier X Series with HD GRO and HAV
   2.45%     Premier Retirement X - With HD GRO II OR GRO Plus II
   2.50%     Premier L Series with HD GRO and HAV
   2.55%     Premier X Series with HD GRO and HAV
   2.70%     Premier Retirement L - With HAV and HD GRO II OR HAV and GRO Plus II
   2.75%     Premier Retirement C - With HAV and HD GRO II OR HAV and GRO Plus II
   2.85%     Premier Retirement X - With HAV and HD GRO II OR HAV and GRO Plus II

        C.  WITHDRAWAL CHARGES

        A deferred sales charge may be assessed upon full or partial contract owner redemptions. These charges relate to the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

        D.  OTHER RELATED CHARGES

        For Highest Daily Lifetime Income v3.0, Spousal Highest Daily Lifetime Income v3.0, Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit, Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the Optional Benefit Fee is a percentage of the Protected Withdrawal Value and is deducted pro rata from the Subaccounts on a quarterly basis.

                                      A84

        For Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit, Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven Plus, and Spousal Highest Daily Lifetime Seven Plus with Beneficiary Income Option, the Optional Benefit Fee is assessed against the greater of the unadjusted account value or the Protected Withdrawal Value and is deducted pro rata from the subaccounts on a quarterly basis.

        An annual Maintenance Fee is charged if purchase payments or account value is less than a stated amount (varies by product).

        A quarterly premium-based charge is applicable to certain products which ranges from 0.15% to 0.82% annualized

NOTE 8: OTHER

        Contract owner net payments--represent contract owner contributions under the Contracts reduced by applicable deductions, charges, and state premium taxes.

        Annuity payments--represent periodic payments distributed under the terms of the Contract.

        Surrenders, withdrawals, and death benefits--are payments to contract owners and beneficiaries made under the terms of the Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.

        Net transfers between other subaccounts or fixed rate option--are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

        Other charges--are various Contract level charges as described in charges and expenses section located above.

                                      A85

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life of New Jersey Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company of New Jersey

       In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of Pruco Life of New Jersey Flexible Premium Variable Annuity Account at December 31, 2014, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2014 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 10, 2015

                                      A86

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                           Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2014 and 2013

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                         INDEX TO FINANCIAL STATEMENTS

                                                                                           Page
                                                                                          Numbers
                                                                                          -------
Management's Annual Report on Internal Control Over Financial Reporting                     B-2

Statements of Financial Position as of December 31, 2014 and 2013                           B-3

Statements of Operations for the years ended December 31, 2014, 2013 and 2012               B-4

Statements of Comprehensive Income for the years ended December 31, 2014, 2013 and 2012     B-4

Statements of Equity for the years ended December 31, 2014, 2013 and 2012                   B-5

Statements of Cash Flows for the years ended December 31, 2014, 2013 and 2012               B-6

Notes to Financial Statements:                                                              B-8

  1   Business and Basis of Presentation                                                    B-8

  2   Significant Accounting Policies and Pronouncements                                    B-8

  3   Investments                                                                          B-17

  4   Deferred Policy Acquisition Costs                                                    B-26

  5   Policyholders' Liabilities                                                           B-26

  6   Certain Nontraditional Long-duration Contracts                                       B-27

  7   Statutory Net Income and Surplus and Dividend Restriction                            B-30

  8   Income Taxes                                                                         B-30

  9   Fair Value of Assets and Liabilities                                                 B-32

  10  Derivative Instruments                                                               B-44

  11  Commitments, Contingent Liabilities and Litigation and Regulatory Matters            B-48

  12  Related Party Transactions                                                           B-49

  13  Quarterly Results of Operations (Unaudited)                                          B-54

Report of Independent Registered Public Accounting Firm                                    B-55

    Management's Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company of New Jersey ("the Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2014, of the Company's internal control over financial reporting, based on the framework established in Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2014.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company's registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this Annual Report.

March 12, 2015

                         Part I- Financial Information

Item 1. Financial Statements

                  Pruco Life Insurance Company of New Jersey

                       Statements of Financial Position
   As of December 31, 2014 and December 31, 2013 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                                                     December 31,   December 31,
                                                                                                        2014           2013
                                                                                                    -------------- --------------
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2014-$911,279; 2013-$889,548)  $      973,483 $      927,341
Equity securities, available-for-sale, at fair value (cost: 2014-$8,291; 2013-$91)                           8,295            116
Trading account assets, at fair value                                                                        9,679              0
Policy loans                                                                                               182,560        176,885
Short-term investments                                                                                      15,469          5,180
Commercial mortgage and other loans                                                                        283,057        292,532
Other long-term investments                                                                                 47,855         37,505
                                                                                                    -------------- --------------
    Total investments                                                                                    1,520,398      1,439,559
Cash and cash equivalents                                                                                  100,919         40,641
Deferred policy acquisition costs                                                                          457,420        439,315
Accrued investment income                                                                                   14,768         15,024
Reinsurance recoverables                                                                                 1,436,470        999,240
Receivables from parents and affiliates                                                                     42,825         38,906
Deferred sales inducements                                                                                  76,534         88,350
Other assets                                                                                                 8,161          8,264
Separate account assets                                                                                 11,376,940     10,235,426
                                                                                                    -------------- --------------
    TOTAL ASSETS                                                                                    $   15,034,435 $   13,304,725
                                                                                                    ============== ==============
LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances                                                                     $    1,475,803 $    1,360,664
Future policy benefits and other policyholder liabilities                                                1,342,111        772,537
Cash collateral for loaned securities                                                                        4,455          4,081
Income taxes                                                                                                11,672         23,467
Short-term debt to affiliates                                                                               24,000         24,000
Long-term debt to affiliates                                                                                97,000         93,000
Payables to parent and affiliates                                                                            7,309          9,034
Other liabilities                                                                                           80,138        132,083
Separate account liabilities                                                                            11,376,940     10,235,426
                                                                                                    -------------- --------------
    TOTAL LIABILITIES                                                                                   14,419,428     12,654,292
                                                                                                    -------------- --------------
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 11)

EQUITY
Common stock ($5 par value; 400,000 shares authorized; issued and outstanding)                               2,000          2,000
Additional paid-in capital                                                                                 210,818        211,147
Retained earnings                                                                                          368,450        420,185
Accumulated other comprehensive income                                                                      33,739         17,101
                                                                                                    -------------- --------------
    TOTAL EQUITY                                                                                           615,007        650,433
                                                                                                    -------------- --------------
    TOTAL LIABILITIES AND EQUITY                                                                    $   15,034,435 $   13,304,725
                                                                                                    ============== ==============

                       See Notes to Financial Statements

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

           Statements of Operations and Comprehensive Income (Loss)
         Years Ended December 31, 2014, 2013, and 2012 (in thousands)
--------------------------------------------------------------------------------

                                                                       2014           2013           2012
                                                                   ------------- -------------- --------------
REVENUES
Premiums                                                           $      14,323 $       14,893 $       14,133
Policy charges and fee income                                            181,086        156,811        146,460
Net investment income                                                     67,872         68,653         79,655
Asset administration fees                                                 38,264         33,752         29,462
Other income                                                               2,558          3,410          4,418
Realized investment gains (losses), net:
 Other-than-temporary impairments on fixed maturity
   securities                                                              (103)              -        (3,852)
 Other-than-temporary impairments on fixed maturity
   securities transferred to other comprehensive income                       79              -          2,382
 Other realized investment gains (losses), net                          (73,246)         22,581         11,947
                                                                   ------------- -------------- --------------
        Total realized investment gains (losses), net                   (73,270)         22,581         10,477
                                                                   ------------- -------------- --------------
 TOTAL REVENUES                                                          230,833        300,100        284,605
                                                                   ------------- -------------- --------------

BENEFITS AND EXPENSES
Policyholders' benefits                                                   26,605         22,893         35,689
Interest credited to policyholders' account balances                      45,830         17,173         31,952
Amortization of deferred policy acquisition costs                         37,692       (44,181)          7,145
General, administrative and other expenses                               102,665         73,006         66,552
                                                                   ------------- -------------- --------------
 TOTAL BENEFITS AND EXPENSES                                             212,792         68,891        141,338
                                                                   ------------- -------------- --------------

INCOME FROM OPERATIONS BEFORE INCOME TAXES                                18,041        231,209        143,267
                                                                   ------------- -------------- --------------
Total income tax expense (benefit)                                      (10,224)         65,366         39,206
                                                                   ------------- -------------- --------------
NET INCOME                                                         $      28,265 $      165,843 $      104,061
                                                                   ------------- -------------- --------------

Other comprehensive income (loss), before tax:
   Foreign currency translation adjustments                                (125)             38             33
   Net unrealized investment gains (losses):
     Unrealized investment gains (losses) for the period                  30,963       (42,217)         12,645
     Reclassification adjustment for (gains) losses
      included in net income                                             (5,242)        (4,511)       (12,176)
                                                                   ------------- -------------- --------------
   Net unrealized investment gains (losses)                               25,721       (46,728)            469
                                                                   ------------- -------------- --------------
Other comprehensive income (loss), before tax                             25,596       (46,690)            502
                                                                   ------------- -------------- --------------
   Less: Income tax expense (benefit) related to:
     Foreign currency translation adjustments                               (44)             13             12
     Net unrealized investment gains (losses)                              9,002       (16,355)            165
                                                                   ------------- -------------- --------------
      Total                                                                8,958       (16,342)            177
Other comprehensive income (loss), net of tax                             16,638       (30,348)            325
                                                                   ------------- -------------- --------------
COMPREHENSIVE INCOME                                               $      44,903 $      135,495 $      104,386
                                                                   ============= ============== ==============

                       See Notes to Financial Statements

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      Statements of Stockholder's Equity
         Years Ended December 31, 2014, 2013, and 2012 (in thousands)
--------------------------------------------------------------------------------

                                                                                                Accumulated
                                                                                                   Other
                                                                   Additional                   Comprehensive
                                                        Common      Paid-in       Retained         Income
                                                        Stock       Capital      Earnings          (Loss)        Total Equity
                                                       --------   -----------   -----------    --------------   -------------

Balance, December 31, 2011                             $  2,000   $  207,928    $   305,281      $   47,124      $   562,333
Contributed/distributed capital- parent/child asset
 transfers                                                    -        3,121              -               -            3,121
Comprehensive income (loss):
  Net income (loss)                                           -            -        104,061               -          104,061
  Other comprehensive income (loss), net of tax               -            -              -             325              325
                                                                                                                -------------
Total comprehensive income (loss)                             -            -              -               -          104,386
                                                       --------   -----------   -----------    --------------   -------------

Balance, December 31, 2012                             $  2,000   $  211,049    $   409,342      $   47,449      $   669,840
Contributed/distributed capital- parent/child asset
 transfers                                                    -           98              -               -               98
Dividend to parent                                            -            -       (155,000)              -         (155,000)
Comprehensive income (loss):
  Net income (loss)                                           -            -        165,843               -          165,843
  Other comprehensive income (loss), net of tax               -            -              -         (30,348)         (30,348)
                                                                                                                -------------
Total comprehensive income (loss)                             -            -              -               -          135,495
                                                       --------   -----------   -----------    --------------   -------------

Balance, December 31, 2013                             $  2,000   $  211,147    $   420,185      $   17,101      $   650,433
Contributed/distributed capital- parent/child asset
 transfers                                                    -         (329)             -               -             (329)
Dividend to parent                                            -            -        (80,000)              -          (80,000)
Comprehensive income (loss):
  Net income (loss)                                           -            -         28,265               -           28,265
  Other comprehensive income (loss), net of tax               -            -              -          16,638           16,638
                                                                                                                -------------
Total comprehensive income (loss)                             -            -              -               -           44,903
                                                       --------   -----------   -----------    --------------   -------------

Balance, December 31, 2014                             $  2,000   $  210,818    $   368,450      $   33,739      $   615,007
                                                       ========   ===========   ===========    ==============   =============

                       See Notes to Financial Statements

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                           Statements of Cash Flows
         Years Ended December 31, 2014, 2013, and 2012 (in thousands)
--------------------------------------------------------------------------------

                                                       2014           2013           2012
                                                   ------------- -------------- --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                          $     28,265  $     165,843  $     104,061
Adjustments to reconcile net income to net cash
 provided by operating activities:
 Policy charges and fee income                             6,016          7,462       (12,488)
 Interest credited to policyholders' account
   balances                                               45,830         17,173         31,952
 Realized investment (gains) losses, net                  73,270       (22,581)       (10,477)
 Amortization and other non-cash items                  (12,397)       (11,323)        (9,959)
 Change in:
   Future policy benefits and other insurance
     liabilities                                         152,600        148,527        132,050
   Reinsurance recoverables                            (121,292)      (157,241)      (101,575)
   Accrued investment income                                 257            757          (247)
   Net payable to/receivable from affiliates             (2,502)          (959)        (5,930)
   Deferred policy acquisition costs                    (22,515)       (98,081)       (83,684)
   Income taxes                                         (20,576)         73,312       (12,047)
   Deferred sales inducements                              (842)        (1,793)       (19,219)
   Other, net                                            (6,735)          6,635        (2,598)
                                                   ------------- -------------- --------------
Cash flows from operating activities                $    119,379  $     127,731  $       9,839
                                                   ------------- -------------- --------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
 Fixed maturities, available-for-sale               $    151,419  $     239,272  $     156,250
 Short-term investments                                   47,153         20,680         13,568
 Policy loans                                             27,422         24,664         18,879
 Ceded policy loans                                      (3,453)        (3,527)          (337)
 Commercial mortgage and other loans                      21,258         25,683         39,474
 Other long-term investments                                 217          2,110          2,115
 Equity securities, available-for-sale                     7,808          6,650          2,660
 Trading account assets, at fair value                         -          1,499              -
Payments for the purchase/origination of:
 Fixed maturities, available-for-sale                  (168,537)      (148,365)      (143,093)
 Short-term investments                                 (57,434)       (23,631)       (14,725)
 Policy loans                                           (22,786)       (17,687)       (21,058)
 Ceded policy loans                                        2,166          2,224          6,890
 Commercial mortgage and other loans                    (10,989)       (96,841)       (66,362)
 Other long-term investments                             (2,479)        (8,997)       (12,164)
 Equity securities, available-for-sale                  (15,551)        (5,253)        (2,508)
 Trading account assets, at fair value                  (10,000)              -              -
 Notes receivable from parent and affiliates, net        (3,060)        (2,235)          (248)
 Other, net                                                 (80)          (123)          (103)
                                                   ------------- -------------- --------------
Cash flows from (used in) investing activities      $   (36,926)  $      16,123  $    (20,762)
                                                   ------------- -------------- --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Policyholders' account deposits                    $    271,937  $     230,627  $     215,909
 Ceded policyholders' account deposits                  (93,043)      (124,909)       (79,417)
 Policyholders' account withdrawals                    (130,985)      (130,982)      (123,185)
 Ceded policyholders' account withdrawals                  6,991         10,785          1,436
 Net change in securities sold under agreement to
   repurchase and cash collateral for loaned
   securities                                                374          1,947       (18,094)
 Dividend to parent                                     (80,000)      (155,000)              -
 Contributed (Distributed) capital - parent/child
   asset transfers                                         (506)            150              -
 Net change in financing arrangements (maturities
   90 days or less)                                            -              -       (15,000)
 Proceeds from the issuance of debt (maturities
   longer than 90 days)                                   28,000         32,000         65,000
 Repayments of debt (maturities longer than 90
   days)                                                (24,000)       (24,000)       (11,000)
 Drafts outstanding                                        (943)          5,573          (853)
                                                   ------------- -------------- --------------
Cash flows from (used in) financing activities      $   (22,175)  $   (153,809)  $      34,796
                                                   ------------- -------------- --------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS          60,278      (9,955)       23,873
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                  40,641       50,596       26,723
                                                       ------------- ------------ ------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                $    100,919  $    40,641  $    50,596
                                                       ============= ============ ============
SUPPLEMENTAL CASH FLOW INFORMATION
  Income taxes paid, net of refunds                     $     10,352  $   (7,265)  $    97,799
  Interest paid                                         $      2,810  $     2,341  $     1,683

Significant Non Cash Transactions

Cash Flows from Investing Activities for the year ended December 31, 2012 Statement of Cash Flows excludes $202 million of decreases in fixed maturities, available-for-sale and commercial mortgages related to the coinsurance transaction between Prudential Life Insurance Company of New Jersey ("PLNJ") and Prudential Arizona Reinsurance Universal Company ("PAR U"), an affiliate.

See Note 12 to the Consolidated Financial Statements for more information on related party transactions that occurred in 2013 and 2014.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                         Notes to Financial Statements
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1.  BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company of New Jersey, or the "Company", is a wholly owned subsidiary of the Pruco Life Insurance Company ("Pruco Life"), which in turn is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential Insurance"). Prudential Insurance is an indirect wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). The Company is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only, and sells such products primarily through affiliated and unaffiliated distributors. The company has one subsidiary, formed in 2009 for the purpose of holding certain commercial loans and other investments.

Basis of Presentation

The Financial Statements have been prepared in accordance with U.S. GAAP.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of deferred sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments ("OTTI"); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation. Revisions have been made to the classification of certain prior period Financing and Supplemental information reported on the Company's Statements of Cash Flows included in this annual report. There are no net impacts to cash flows from operating, investing, or financing activities reported within the cash flow statements as a result of these revisions. Additionally, there are no impacts to amounts reported on the Statements of Financial Position or Statements of Operations and Comprehensive Income. Management evaluated the adjustments and concluded they were not material to any previously reported quarterly or annual financial statements.

2.  SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment Related Liabilities

The Company's principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities available-for-sale at fair value, comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available-for-sale" are carried at fair value. See Note 9 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts over the contractual life of the investments. Interest income, as well as the related amortization of premium and accretion of discount is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an other than temporary impairment has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as "available-for-sale," net of tax, and the effect on deferred policy acquisition costs ("DAC"), deferred sales inducements ("DSI"), future policy benefits, and policyholders' account balances that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)" ("AOCI").

Trading account assets, at fair value, represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these investments are reported in "Asset administration fees and other income." Interest and dividend income from these investments is reported in "Net investment income."

Equity securities, available-for-sale, at fair value, are comprised of common stock and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, and policyholders' account balances that

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when earned.

Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans and uncollateralized loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in "Net investment income."

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines "past due" as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company's assessment as to the collectability of the principal. See Note 3 for additional information about the Company's past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on "early warning" status in cases where, based on the Company's analysis of the loan's collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as "closely monitored" when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans "not in good standing" are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property's net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company's periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company's periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company's commercial mortgage and agricultural loan portfolios.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan's effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. "Realized investment gains (losses), net" includes changes in the allowance for losses. "Realized investment gains (losses), net" also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in "Net investment income" at the contract interest rate when earned. Policy loans are generally fully collateralized by the cash surrender value of the associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as "Net investment income;" however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company's partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company's income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company's investment in operating joint ventures, is included in "Net investment income." The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag.

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See "Derivative Financial Instruments" below for additional information regarding the accounting for derivatives.

The Company's available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an other-than-temporary impairment is recognized.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security's amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in "Other comprehensive income (loss)" ("OCI"). Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security's position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, DSI, certain future policy benefits, policyholders' account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Trading account assets, at fair value." The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs

Costs that are related directly to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to "Amortization of deferred policy acquisition costs," net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

DAC costs related to interest sensitive and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company's variable annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note
12. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to total gross profits on unamortized DAC is reflected in the period such total gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Deferred sales inducements

The Company offered various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of deferred sales inducements in "Interest credited to policyholders' account balances." Deferred sales inducements for applicable products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 6 for additional information regarding sales inducements.

Reinsurance recoverables

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 12.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans, short term investments and derivative instruments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholders' account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 6 to the Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company's results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset administration fees charged to the accounts are included in "Asset administration fees".

Other Assets and Other Liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, reinsurance payables, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits

The Company's liability for future policy benefits is comprised of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 6. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Notes 6 and 9.

The Company's liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality, and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 5 for additional information regarding future policy benefits.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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Policyholders' Account Balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance inforce. Benefits are recorded as an expense when they are incurred. Benefits and expenses for these products also include amortization of DAC. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Revenues for variable deferred annuity contracts consist of charges against contractholder account values for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Benefits and expenses for these products also include amortization of DAC and DSI. Liabilities for the variable investment options on annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit liabilities for these contracts are based on applicable actuarial standards with assumed interest rates that vary by contract year. Reserves for contracts without life contingencies are included in "Policyholders' account balances" while reserves for contracts with life contingencies are included in "future policy benefits and other policyholder liabilities".

Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for expense charges, administration fees, cost of insurance charges, and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC and DSI.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount, and certain individual life contracts provide no lapse guarantees. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 6. The Company also provides contracts with certain living benefits which are accounted for as embedded derivatives. These contracts are discussed in further detail in Note 6.

Amounts received as payment for interest-sensitive or variable contracts are reported as deposits to "Policyholders' account balances" and/or "Separate account liabilities." Revenues from these contracts are reflected in "Policy charges and fee income" consisting primarily of fees assessed during the period against the policyholders' account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company's general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC and DSI.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies.

Asset Administration Fees

The Company receives asset administration fee income on contractholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note
12). In addition, the Company receives fees from contractholders' account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter ("OTC") market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 10, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within "Trading account assets, at fair value" or "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in "Realized investment gains (losses), net." Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in "Realized investment gains (losses), net."

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net." For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within "Trading account assets, at fair value."

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Reinsurance Ltd. ("Pruco Re"). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in "Future policy benefits and other policyholder liabilities" and "Reinsurance recoverables" or "Other liabilities," respectively. Changes in the fair value are determined using valuation models as described in Note 9, and are recorded in "Realized investment gains (losses), net."

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 12 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company's tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company's income statement. Deferred tax liabilities generally represent tax expense recognized in the Company's financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company's tax return but have not yet been recognized in the Company's financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company's deferred tax assets and establish a valuation allowance if necessary to reduce the Company's deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. .

See Note 8 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In December 2013, the Financial Accounting Standards Board ("FASB") issued updated guidance establishing a single definition of a public entity for use in financial accounting and reporting guidance. This new guidance is effective for all current and future reporting periods and did not have a significant effect on the Company's financial position, results of operations or financial statement disclosures.

In July 2013, the FASB issued new guidance regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting, in addition to the United States Treasury rate and London Inter-Bank Offered Rate ("LIBOR"). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance is effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company's financial position, results of operations or financial statement disclosures.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


In July 2013, the FASB issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This new guidance became effective for interim or annual reporting periods that began after December 15, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company's financial position, results of operations or financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity is required to separately present information about significant items reclassified out of AOCI by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance became effective for interim or annual reporting periods that began after December 15, 2012 and was applied prospectively. The disclosures required by this guidance are included in Note 3.

In December 2011 and January 2013, the FASB issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. This new guidance became effective for interim or annual reporting periods that began on or after January 1, 2013, and was applied retrospectively for all comparative periods presented. The disclosures required by this guidance are included in Note 10.

Future Adoption of New Accounting Pronouncements

In February 2015, the FASB issued updated guidance that changes the rules regarding consolidation. The pronouncement eliminates specialized guidance for limited partnerships and similar legal entities, and removes the indefinite deferral for certain investment funds. The new guidance is effective for annual periods and interim periods within those annual periods beginning after December 15, 2015, with early adoption permitted. The Company is currently assessing the impact of the guidance on the Company's financial position, results of operations and financial statement disclosures.

In January 2014, the FASB issued updated guidance for troubled debt restructurings clarifying when an in substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014. This guidance can be elected for prospective adoption or by using a modified retrospective transition method. This guidance is not expected to have a significant impact on the Company's financial position, results of operations or financial statement disclosures.

In May 2014, the FASB issued updated guidance on accounting for revenue recognition. The guidance is based on the core principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. Revenue recognition for insurance contracts is explicitly scoped out of the guidance. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2016 and must be applied using one of two retrospective application methods. Early adoption is not permitted. The Company is currently assessing the impact of the guidance on the Company's financial position, results of operations and financial statement disclosures.

In August 2014, the FASB issued updated guidance for measuring the financial assets and the financial liabilities of a consolidated collateralized financing entity. Under the guidance, an entity within scope is permitted to measure both the financial assets and financial liabilities of a consolidated collateralized financing entity based on either the fair value of the financial assets or financial liabilities, whichever is more observable. When elected, the measurement alternative will eliminate the measurement difference that exists when both are measured at fair value. The new guidance is effective for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2015. Early adoption will be permitted. This guidance can be elected for modified retrospective or full retrospective adoption. The Company is currently assessing the impact of the guidance on the Company's financial position, results of operations and financial statement disclosures.

In August 2014, the FASB issued guidance requiring that mortgage loans be derecognized and that a separate other receivable be recognized upon foreclosure if certain conditions are met. Upon foreclosure, the separate other receivable should be measured based on the amount of the loan balance (principal and interest) expected to be recovered from the guarantor. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014, with early adoption permitted. This guidance can be adopted using either a prospective transition method or a modified retrospective transition method. This guidance is not expected to have a significant impact on the Company's financial position, results of operations or financial statement disclosures.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


3.   INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

                                                                                    December 31, 2014
                                                             ---------------------------------------------------------------
                                                                                                                 Other-than-
                                                                             Gross        Gross                   temporary
                                                              Amortized    Unrealized   Unrealized               Impairments
                                                                Cost         Gains        Losses     Fair Value  in AOCI (3)
                                                             ------------ ------------- ----------- ------------ -----------
                                                                                      (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government
 authorities and agencies                                    $     23,991 $       3,590 $         - $     27,581 $         -
Obligations of U.S. states and their political subdivisions        39,343         1,846           -       41,189           -
Foreign government bonds                                            6,344           149           -        6,493           -
Public utilities                                                  109,686        10,305          21      119,970           -
All other corporate securities                                    597,460        40,994       1,911      636,543         (45)
Asset-backed securities (1)                                        38,069         1,295         152       39,212         (79)
Commercial mortgage-backed securities                              74,610         3,487          13       78,084           -
Residential mortgage-backed securities (2)                         21,776         2,643           8       24,411        (242)
                                                             ------------ ------------- ----------- ------------ -----------
 Total fixed maturities, available-for-sale                  $    911,279 $      64,309 $     2,105 $    973,483 $      (366)
                                                             ============ ============= =========== ============ ===========

Equity securities, available-for-sale
Common Stocks:
 Mutual funds                                                $      8,238 $          83 $       118 $      8,203
Non-redeemable preferred stocks                                        53            39           -           92
                                                             ------------ ------------- ----------- ------------
 Total equity securities, available-for-sale                 $      8,291 $         122 $       118 $      8,295
                                                             ============ ============= =========== ============

(1)Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $0.6 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

                                                                                   December 31, 2013 (4)
                                                             ------------------------------------------------------------------
                                                                                                                   Other-than-
                                                                             Gross         Gross                    Temporary
                                                              Amortized    Unrealized    Unrealized                Impairments
                                                                Cost         Gains         Losses      Fair Value  in AOCI (3)
                                                             ------------ ------------- ------------- ------------ -----------
                                                                                       (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government
 authorities and agencies                                    $     24,842 $       2,939 $           - $     27,781 $         -
Obligations of U.S. states and their political subdivisions         4,781            53           153        4,681           -
Foreign government bonds                                           11,457           901             -       12,358           -
Public utilities                                                   96,037         3,456         2,211       97,282           -
All other corporate securities                                    610,618        34,452         7,742      637,328         (45)
Asset-backed securities (1)                                        51,651           611         1,084       51,178        (102)
Commercial mortgage-backed securities                              63,090         3,763            14       66,839           -
Residential mortgage-backed securities (2)                         27,072         2,827             5       29,894        (281)
                                                             ------------ ------------- ------------- ------------ -----------
 Total fixed maturities, available-for-sale                  $    889,548 $      49,002 $      11,209 $    927,341 $      (428)
                                                             ============ ============= ============= ============ ===========

Equity securities, available-for-sale
Common Stocks:
 Mutual funds                                                $         38 $           - $           1 $         37
Non-redeemable preferred stocks                                        53            26             -           79
                                                             ------------ ------------- ------------- ------------
 Total equity securities available-for-sale                  $         91 $          26 $           1 $        116
                                                             ============ ============= ============= ============

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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(1)Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $0.7 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.
(4)Prior period's amounts are presented on a basis consistent with the current period presentation.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2014, are as follows:

                                             Available-for-Sale
                                        -----------------------------
                                          Amortized        Fair
                                            Cost           Value
                                        -------------- --------------
                                               (in thousands)
Due in one year or less                 $       30,399 $       31,047
Due after one year through five years          240,592        255,008
Due after five years through ten years         193,905        204,243
Due after ten years                            311,928        341,478
Asset-backed securities                         38,069         39,212
Commercial mortgage-backed securities           74,610         78,084
Residential mortgage-backed securities          21,776         24,411
                                        -------------- --------------
  Total                                 $      911,279 $      973,483
                                        ============== ==============

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                                                 2014         2013         2012
                                                             ------------ ------------ ------------
                                                                         (in thousands)
Fixed maturities, available-for-sale
 Proceeds from sales                                         $     49,137 $    108,332 $     11,599
 Proceeds from maturities/repayments                              102,303      131,032      144,385
 Gross investment gains from sales, prepayments, and
   maturities                                                       5,160        5,704       13,712
 Gross investment losses from sales and maturities                  (249)      (1,379)          (1)
Equity securities, available-for-sale
 Proceeds from sales                                         $      7,808 $      6,650 $      2,660
 Gross investment gains from sales                                    456          587          146
 Gross investment losses from sales                                     -        (395)            -
Fixed maturity and equity security impairments
 Net writedowns for other-than-temporary impairment losses
   on fixed maturities recognized in earnings (1)            $       (25) $          - $    (1,469)
 Writedowns for impairments on equity securities                        -          (6)        (211)

(1)Excludes the portion of other-than-temporary impairments recorded in "Other comprehensive income (loss)," representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

As discussed in Note 2, a portion of certain OTTI losses on fixed maturity securities is recognized in "Other Comprehensive income (loss)" ("OCI"). For these securities, the net amount recognized in earnings ("credit loss impairments") represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following tables set forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                                                            Year Ended   Year Ended
                                                                                           December 31, December 31,
                                                                                               2014         2013
                                                                                           ------------ ------------
                                                                                                (in thousands)
Balance, beginning of period                                                                     $716        $2,411
Credit loss impairments previously recognized on securities which matured, paid down,
 prepaid or were sold during the period                                                          (42)       (1,674)
Increases due to the passage of time on previously recorded credit losses                          21            48
Accretion of credit loss impairments previously recognized due to an increase in cash
 flows expected to be collected                                                                  (32)          (69)
                                                                                            ---------   -----------
Balance, end of period                                                                      $     663          $716
                                                                                            =========   ===========

Trading Account Assets

The following table sets forth the composition of "Trading account assets" as of the dates indicated:

                                                     December 31, 2014         December 31, 2013
                                                 -------------------------- -----------------------
                                                   Amortized       Fair      Amortized     Fair
                                                     Cost          Value       Cost        Value
                                                 -------------- ----------- ----------- -----------
Trading account assets                                             (in thousands)
Total trading account assets - Fixed maturities  $       10,000 $     9,679 $         - $         -
                                                 ============== =========== =========== ===========

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within "Other income" was $(0.3) million, $0 and $0 during the years ended December 31, 2014, 2013, and 2012, respectively.

Commercial Mortgage and Other Loans

The Company's commercial mortgage and other loans are comprised as follows, as of the dates indicated:

                                              December 31, 2014            December 31, 2013
                                         --------------------------  ----------------------------
                                             Amount                      Amount
                                         (in thousands)  % of Total  (in thousands)   % of Total
                                         -------------- -----------  -------------- -------------
Commercial and agricultural mortgage
 loans by property type:
Apartments/Multi-Family                   $      89,817        32.6%  $      81,484          28.5%
Retail                                           64,149        23.3          65,353          22.9
Industrial                                       35,190        12.8          40,281          14.1
Office                                           29,997        10.9          30,635          10.7
Other                                            18,061         6.6          25,277           8.8
Hospitality                                      23,725         8.6          24,186           8.5
                                         -------------- -----------  -------------- -------------
 Total commercial mortgage loans                260,939        94.8         267,216          93.5
Agricultural property loans                      14,479         5.2          18,691           6.5
                                         -------------- -----------  -------------- -------------
 Total commercial and agricultural
   mortgage loans by property type              275,418       100.0%        285,907         100.0%
                                                        ===========                 =============
Valuation allowance                               (771)                     (1,785)
                                         --------------              --------------
 Total net commercial and agricultural
   mortgage loans by property type              274,647                     284,122
                                         --------------              --------------

Other Loans
Uncollateralized loans                            8,410                       8,410
Valuation allowance                                   -                           -
                                         --------------              --------------
 Total net other loans                            8,410                       8,410
                                         --------------              --------------
 Total commercial mortgage and other
   loans                                 $      283,057              $      292,532
                                         ==============              ==============

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States and other countries with the largest concentrations in Illinois (15%), Texas (14%), and New York (11%) at December 31, 2014.

Activity in the allowance for credit losses for all commercial mortgage and other loans, as of the dates indicated, is as follows:

                                                 December 31, 2014 December 31, 2013 December 31, 2012
                                                 ----------------- ----------------- -----------------
                                                                    (in thousands)
Allowance for credit losses, beginning of year    $        1,785    $        1,162    $        1,410
Addition to / (release of) allowance for losses          (1,014)               623             (248)
                                                  --------------    --------------    --------------
Total ending balance (1)                          $          771    $        1,785    $        1,162
                                                  ==============    ==============    ==============

(1)Agricultural loans represent less than $0.1 million of the ending allowance at December 31, 2014, 2013, and 2012.

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

                                                              December 31, 2014 December 31, 2013
                                                              ----------------- -----------------
                                                                        (in thousands)
Allowance for Credit Losses:
Individually evaluated for impairment (1)                     $              -  $              -
Collectively evaluated for impairment (2)                                  771             1,785
                                                              ----------------  ----------------
Total ending balance                                          $            771  $          1,785
                                                              ================  ================

Recorded Investment: (3)
Gross of reserves: individually evaluated for impairment (1)  $              -  $              -
Gross of reserves: collectively evaluated for impairment (2)           283,828           294,317
                                                              ----------------  ----------------
Total ending balance, gross of reserves                       $        283,828  $        294,317
                                                              ================  ================

(1)There were no loans individually evaluated for impairments at both
   December 31, 2014 and 2013.
(2)Agricultural loans collectively evaluated for impairment had a recorded investment of $14.5 million and $18.7 million at December 31, 2014 and 2013, respectively, and an allowance of less than $0.1 million for both periods. Uncollateralized loans collectively evaluated for impairment had a recorded investment of $8.4 million at both December 31, 2014 and 2013 and no related allowance for both periods.
(3)Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. There were no impaired commercial mortgage and other loans identified in management's specific review of probable loan losses and no related allowance for losses, at both December 31, 2014 and 2013. There were no recorded investments in impaired loans with an allowance recorded, before the allowance for losses, at both December 31, 2014 and 2013.

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The Company had no such loans at both December 31, 2014 and 2013. See Note 2 for information regarding the Company's accounting policies for non-performing loans.

The following table sets forth certain key credit quality indicators as of December 31, 2014, based upon the recorded investment gross of allowance for credit losses.

Total commercial and agricultural mortgage loans

                                                            Debt Service Coverage Ratio - December 31, 2014
                                                     --------------------------------------------------------------
                                                     Greater than 1.2X 1.0X to <1.2X  Less than 1.0X     Total
                                                     ----------------- -------------- -------------- --------------
                                                                             (in thousands)
Loan-to-Value Ratio
0%-59.99%                                             $      162,454   $            - $        1,634 $      164,088
60%-69.99%                                                    84,761                -          4,878         89,639
70%-79.99%                                                    14,389            2,796              -         17,185
Greater than 80%                                               2,991                -          1,515          4,506
                                                      --------------   -------------- -------------- --------------
  Total commercial and agricultural mortgage loans    $      264,595   $        2,796 $        8,027 $      275,418
                                                      ==============   ============== ============== ==============

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The following table sets forth certain key credit quality indicators as of December 31, 2013, based upon the recorded investment gross of allowance for credit losses.

Total commercial and agricultural mortgage loans

                                                            Debt Service Coverage Ratio - December 31, 2013
                                                     -------------------------------------------------------------
                                                     Greater than 1.2X 1.0X to <1.2X  Less than 1.0X     Total
                                                     ----------------- -------------- -------------- -------------
                                                                            (in thousands)
Loan-to-Value Ratio
0%-59.99%                                              $     136,909   $            - $        1,833 $     138,742
60%-69.99%                                                    81,355                -              -        81,355
70%-79.99%                                                    56,392            2,900          4,956        64,248
Greater than 80%                                                   -            1,562              -         1,562
                                                       -------------   -------------- -------------- -------------
  Total commercial and agricultural mortgage loans     $     274,656   $        4,462 $        6,789 $     285,907
                                                       =============   ============== ============== =============

As of both December 31, 2014 and 2013, all commercial mortgage and other loans were in current status. The Company defines current in its aging of past due commercial mortgage and other loans as less than 30 days past due.

There were no commercial mortgage and other loans in nonaccrual status as of both December 31, 2014 and 2013. Nonaccrual loans are those on which the accrual of interest has been suspended after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability and loans for which a loan specific reserve has been established. See Note 2 for further discussion regarding nonaccrual status loans.

For the years ended December 31, 2014 and 2013, there were no commercial mortgage and other loans acquired, other than those through direct origination, or sold.

The Company's commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2014 and 2013, the Company had no significant commitments to fund to borrowers that have been involved in a troubled debt restructuring. For the years ended December 31, 2014 and 2013, there were no troubled debt restructurings related to commercial mortgage and other loans, and no payment defaults on commercial mortgage and other loans that were modified as a troubled debt restructuring within the 12 months preceding each respective period. See Note 2 for additional information related to the accounting for troubled debt restructurings.

Other Long-Term Investments

The following table sets forth the composition of "Other long-term investments" at December 31 for the years indicated.

                                                    2014          2013
                                                ------------- -------------
                                                      (in thousands)
     Company's investment in Separate accounts  $       1,606 $       1,619
     Joint ventures and limited partnerships           38,920        35,886
     Derivatives                                        7,329             -
                                                ------------- -------------
     Total other long-term investments          $      47,855 $      37,505
                                                ============= =============

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                 2014         2013         2012
                                             -----------  -----------  -----------
                                                         (in thousands)
Fixed maturities, available-for-sale         $    44,073  $    46,071  $    56,024
Equity securities, available-for-sale                  -            -           11
Trading account assets                               119           11           15
Commercial mortgage and other loans               13,686       13,831       13,503
Policy loans                                      10,127        9,901        9,626
Short-term investments and cash equivalents           79           63           80
Other long-term investments                        3,103        2,105        4,012
                                             -----------  -----------  -----------
Gross investment income                           71,187       71,982       83,271
Less: investment expenses                         (3,315)      (3,329)      (3,616)
                                             -----------  -----------  -----------
  Net investment income                      $    67,872  $    68,653  $    79,655
                                             ===========  ===========  ===========

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Carrying value for non-income producing assets included $6 million in fixed maturities as of December 31, 2014. Non-income producing assets represent investments that have not produced income for the preceding twelve months.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                   2014            2013            2012
                                             ---------------  --------------  --------------
                                                              (in thousands)
Fixed maturities                              $        4,786   $       4,325   $      12,242
Equity securities                                        456             186             (66)
Commercial mortgage and other loans                    1,015            (623)          3,926
Short-term investments and cash equivalents                2               2               -
Joint ventures and limited partnerships                  210             (13)              -
Derivatives                                          (79,739)         18,704          (5,625)
                                             ---------------  --------------  --------------
  Realized investment gains (losses), net     $      (73,270)  $      22,581   $      10,477
                                             ===============  ==============  ==============

Accumulated Other Comprehensive Income (Loss)

The balance of and changes in each component of "Accumulated other comprehensive income (loss)" for the years ended December 31, are as follows:

                                                                  Accumulated Other Comprehensive Income (Loss)
                                                               ---------------------------------------------------
                                                                                                  Total Accumulated
                                                               Foreign Currency  Net Unrealized         Other
                                                                 Translation    Investment Gains    Comprehensive
                                                                  Adjustment      (Losses) (1)      Income (Loss)
                                                               ---------------- ----------------  -----------------
                                                                                  (in thousands)
Balance, December 31, 2011                                     $            22  $         47,101  $         47,123
Change in component during period (2)                                       21               305               326
                                                               ---------------  ----------------  ----------------
Balance, December 31, 2012                                     $            43  $         47,406  $         47,449
Change in component during period (2)                                       25           (30,373)          (30,348)
                                                               ---------------  ----------------  ----------------
Balance, December 31, 2013                                     $            68  $         17,033  $         17,101
Change in other comprehensive income before reclassifications             (125)           30,963            30,838
Amounts reclassified from AOCI                                               -            (5,242)           (5,242)
Income tax benefit (expense)                                                44            (9,002)           (8,958)
                                                               ---------------  ----------------  ----------------
Balance, December 31, 2014                                     $           (13) $         33,752  $         33,739
                                                               ===============  ================  ================

(1)Includes cash flow hedges of $0.2 million, $(3.1) million and $(1.3) million as of December 31, 2014, 2013 and 2012, respectively.
(2)Net of taxes.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

                                                             Year Ended        Year Ended        Year Ended
                                                          December 31, 2014 December 31, 2013 December 31, 2012
                                                          ----------------- ----------------- -----------------
                                                                             (in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
 Cash flow hedges - Currency/Interest rate (3)              $        230      $       (237)    $          (31)
 Net unrealized investment gains (losses) on
   available-for-sale securities (4)                               5,012             4,748            (12,145)
                                                            ------------      ------------     --------------
   Total net unrealized investment gains (losses)                  5,242             4,511            (12,176)
                                                            ------------      ------------     --------------
    Total reclassifications for the period                  $      5,242      $      4,511     $      (12,176)
                                                            ============      ============     ==============

(1)All amounts are shown before tax.
(2)Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)See Note 10 for additional information on cash flow hedges.
(4)See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders' account balances.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as "available-for-sale" and certain other long-term investments and other assets are included in the Company's Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

                                                                                                       Accumulated
                                                                                                          Other
                                                                                                      Comprehensive
                                                      Deferred      Future Policy                     Income (Loss)
                                                       Policy       Benefits and       Deferred       Related To Net
                                  Net Unrealized     Acquisition    Policy Holder     Income Tax        Unrealized
                                  Gains (Losses)      Costs and        Account        (Liability)       Investment
                                  on Investments     Other Costs     Balances(1)        Benefit       Gains (Losses)
                                 ---------------    ------------    -------------    -------------    --------------
                                                                   (in thousands)
Balance, December 31, 2011        $       (1,417)    $       739     $       (142)    $        287      $      (533)
Net investment gains (losses)
 on investments arising
 during the period                           873               -                -             (306)             567
Reclassification adjustment
 for (gains) losses included
 in net income                               880               -                -             (308)             572
Reclassification adjustment
 for OTTI losses excluded
 from net income(1)                         (106)              -                -               37              (69)
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition
 costs                                         -            (644)               -              225             (419)
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account
 balances                                      -               -              306             (107)             199
                                 ---------------    ------------    -------------    -------------     ------------
Balance, December 31, 2012        $          230     $        95     $        164     $       (172)     $       317
                                 ---------------    ------------    -------------    -------------     ------------
Net investment gains (losses)
 on investments arising
 during the period                           126               -                -              (44)              82
Reclassification adjustment
 for (gains) losses included
 in net income                              (132)              -                -               46              (86)
Reclassification adjustment
 for OTTI losses excluded
 from net income(1)                            -               -                -                -                0
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition
 costs                                         -            (723)               -              253             (470)
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account
 balances                                      -               -              (12)               4               (8)
                                 ---------------    ------------    -------------    -------------     ------------
Balance, December 31, 2013        $          224     $      (628)    $        152     $         87      $      (165)
                                 ---------------    ------------    -------------    -------------     ------------
Net investment gains (losses)
 on investments arising
 during the period                            13               -                -               (5)               8
Reclassification adjustment
 for (gains) losses included
 in net income                               (12)              -                -                4               (8)
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition
 costs and other costs                         -              77                -              (27)              50
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account
 balances                                      -               -              (30)              11              (19)
                                 ---------------    ------------    -------------    -------------     ------------
Balance, December 31, 2014        $          225     $      (551)    $        122     $         70      $      (134)
                                 ===============    ============    =============    =============     ============

(1)Balances are net of reinsurance.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


All Other Net Unrealized Investment Gains and Losses in AOCI

                                                                                                           Accumulated
                                                                                                              Other
                                                                                                          Comprehensive
                                                        Deferred       Future Policy                      Income (Loss)
                                                         Policy        Benefits and        Deferred       Related To Net
                                  Net Unrealized       Acquisition     Policy Holder      Income Tax        Unrealized
                                  Gains (Losses)        Costs and         Account         (Liability)       Investment
                                 on Investments(1)     Other Costs      Balances(2)         Benefit       Gains (Losses)
                                 -----------------   --------------    -------------    --------------    --------------
                                                                     (in thousands)
Balance, December 31, 2011         $      89,602      $     (31,698)    $     15,379     $     (25,649)    $     47,634
Net investment gains (losses)
 on investments arising
 during the period                        13,098                  -                -            (4,584)           8,514
Reclassification adjustment
 for (gains) losses included
 in net income                           (13,056)                 -                -             4,570           (8,486)
Reclassification adjustment
 for OTTI losses excluded
 from net income(2)                          106                  -                -               (37)              69
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition
 costs                                         -              5,389                -            (1,886)           3,503
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account
 balances                                      -                  -           (6,378)            2,232           (4,146)
                                  --------------     --------------    -------------    --------------    -------------
Balance, December 31, 2012         $      89,750      $     (26,309)    $      9,001     $     (25,354)    $     47,088
                                  --------------     --------------    -------------    --------------    -------------
Net investment gains (losses)
 on investments arising
 during the period                       (49,387)                 -                -            17,285          (32,102)
Reclassification adjustment
 for (gains) losses included
 in net income                            (4,379)                 -                -             1,534           (2,845)
Reclassification adjustment
 for OTTI losses excluded
 from net income(2)                            -                  -                -                 -                -
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition
 costs                                         -             14,655                -            (5,129)           9,526
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account
 balances                                      -                  -           (6,875)            2,406           (4,469)
                                  --------------     --------------    -------------    --------------    -------------
Balance, December 31, 2013         $      35,984      $     (11,654)    $      2,126     $      (9,258)    $     17,198
                                  ==============     ==============    =============    ==============    =============
Net investment gains (losses)
 on investments arising
 during the period                        32,609                  -                -           (11,413)          21,196
Reclassification adjustment
 for (gains) losses included
 in net income                            (5,230)                 -                -             1,830           (3,400)
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition
 costs and other costs                         -             (4,521)               -             1,582           (2,939)
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account
 balances                                      -                  -            2,816              (985)           1,831
                                  --------------     --------------    -------------    --------------    -------------
Balance, December 31, 2014         $      63,363      $     (16,175)    $      4,942     $     (18,244)    $     33,886
                                  ==============     ==============    =============    ==============    =============

(1)Includes cash flow hedges. See Note 10 for information on cash flow hedges.
(2)Balances are net of reinsurance.

Net Unrealized Gains (Losses) on Investments by Asset Class

The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

                                                                          2014           2013            2012
                                                                     -------------- --------------  --------------
                                                                                     (in thousands)
Fixed maturity securities on which an OTTI loss has been recognized   $         225  $         224   $         230
Fixed maturity securities, available-for - sale--all other                   61,979         37,569          89,176
Equity securities, available-for-sale                                             4             25              78
Derivatives designated as cash flow hedges (1)                                  159         (3,057)         (1,327)
Other investments                                                             1,221          1,447           1,823
                                                                     -------------- --------------  --------------
Net unrealized gains (losses) on investments                          $      63,588  $      36,208   $      89,980
                                                                     ============== ==============  ==============

(1)See Note 10 for more information on cash flow hedges.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31 for the years indicated:

                                                                          2014
                                    --------------------------------------------------------------------------------
                                     Less than twelve months     Twelve months or more              Total
                                    -------------------------- ------------------------- ---------------------------
                                                     Gross                      Gross                      Gross
                                                   Unrealized                 Unrealized                 Unrealized
                                      Fair Value    Losses       Fair Value    Losses      Fair Value     Losses
                                    ------------- ------------ ------------- ----------- ------------- -------------
                                                                     (in thousands)
Fixed maturities,
 available-for-sale
Obligations of U.S. states and
 their political subdivisions        $          -  $         -  $          -  $        -  $          -  $          -
Public utilities                            4,733           21             -           -         4,733            21
All other corporate securities             28,586        1,556        21,517         355        50,103         1,911
Asset-backed securities                     1,988            5        11,387         147        13,375           152
Commercial mortgage-backed
 securities                                 9,016            9           402           4         9,418            13
Residential mortgage-backed
 securities                                   456            8             -           -           456             8
                                    ------------- ------------ ------------- ----------- ------------- -------------
 Total                               $     44,779  $     1,599  $     33,306  $      506  $     78,085  $      2,105
                                    ============= ============ ============= =========== ============= =============
Equity securities,
 available-for-sale                  $      5,882  $       118  $          -  $        -  $      5,882  $        118
                                    ============= ============ ============= =========== ============= =============

                                                                        2013(1)
                                    --------------------------------------------------------------------------------
                                     Less than twelve months     Twelve months or more              Total
                                    -------------------------- ------------------------- ---------------------------
                                                     Gross                      Gross                      Gross
                                                  Unrealized                 Unrealized                 Unrealized
                                     Fair Value     Losses      Fair Value     Losses     Fair Value      Losses
                                    ------------- ------------ ------------- ----------- ------------- -------------
                                                                     (in thousands)
Fixed maturities,
 available-for-sale
Obligations of U.S. states and
 their political subdivisions        $      2,628  $       153  $          -  $        -  $      2,628  $        153
Public utilities                           41,750        2,211             -           -        41,750         2,211
All other corporate securities            143,863        7,529         2,612         213       146,475         7,742
Asset-backed securities                    31,499        1,068           642          16        32,141         1,084
Commercial mortgage-backed
 securities                                   397           10           268           4           665            14
Residential mortgage-backed
 securities                                   936            5             -           -           936             5
                                    ------------- ------------ ------------- ----------- ------------- -------------
 Total                               $    221,073  $    10,976  $      3,522  $      233  $    224,595  $     11,209
                                    ============= ============ ============= =========== ============= =============
Equity securities,
 available-for-sale                  $         22  $         1  $          -  $        -  $         22  $          1
                                    ============= ============ ============= =========== ============= =============

(1)Prior period's amounts are presented on a basis consistent with the current period presentation.

The gross unrealized losses on fixed maturity securities at December 31, 2014 and 2013, were composed of $1.2 million and $11.1 million, respectively, related to high or highest quality securities based on the National Association of Insurance Commissioners ("NAIC") or equivalent rating and $0.9 million and $0.1 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2014, the $0.5 million of gross unrealized losses of twelve months or more were concentrated in the consumer cyclical and finance sectors of the Company's corporate securities and in asset-backed securities. At December 31, 2013, the $0.2 million of gross unrealized losses of twelve months or more were concentrated in the consumer non-cyclical, communications, and basic industry sectors of the Company's corporate securities and in asset-backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2014 or 2013. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening. At December 31, 2014, the Company does not intend to sell these securities and it is not more likely than not that the Company will be required to sell these securities before the anticipated recovery of its remaining amortized cost basis.

At both December 31, 2014 and 2013, none of the gross unrealized losses related to equity securities represented declines in value of greater than 20%. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2014 or 2013.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Statements of Financial Position included the following:

                                                       2014        2013
                                                    ----------- ----------
                                                        (in thousands)
     Fixed maturity securities, available-for-sale  $     4,269 $    3,936
                                                    ----------- ----------
     Total securities pledged                       $     4,269 $    3,936
                                                    =========== ==========

As of December 31, 2014 and 2013, the carrying amount of the associated liabilities supported by the pledged collateral was $4.5 million and $4.1 million, respectively, which was "Cash collateral for loaned securities".

In the normal course of business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. The fair value of this collateral was $38 million and $0 at December 31, 2014 and 2013, respectively, all of which had either been sold or repledged.

Fixed maturities of $0.6 million at December 31, 2014 and 2013, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs for the years ended December 31, are as follows:

                                                                               2014           2013          2012
                                                                          --------------- ------------- ------------
                                                                                        (in thousands)
Balance, beginning of year                                                $       439,315 $     327,832 $    262,895
Capitalization of commissions, sales and issue expenses                            60,207        53,901       90,828
Amortization- Impact of assumption and experience unlocking and true-ups           23,034      (15,114)        1,044
Amortization- All other                                                          (60,726)        59,295      (8,189)
Change in unrealized investment gains and losses                                  (4,410)        13,402        4,870
Ceded DAC upon Coinsurance Treaty with PAR U (See Note 12)                              -             -     (23,616)
                                                                          --------------- ------------- ------------
Balance, end of year                                                      $       457,420 $     439,315 $    327,832
                                                                          =============== ============= ============

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with PARCC, PAR Term, Term Re, and PAR U, as well as reductions for the initial balance transferred to PAR U at inception of the coinsurance agreement (see Note 12).

Ceded capitalization was $41 million, $48 million and $33 million in 2014, 2013 and 2012, respectively. Ceded amortization amounted to $28 million, $10 million and $11 million in 2014, 2013 and 2012, respectively. The ceded portion of the impact of changes in unrealized gains (losses) decreased the deferred acquisition cost asset $20 million in 2013 and increased the deferred acquisition cost asset $10 million and $24 million in 2014 and in 2012 respectively.

5.  POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 are as follows:

                                                 2014         2013
                                             ------------ ------------
                                                   (in thousands)
        Life insurance                       $    889,556 $    793,841
        Individual annuities                       20,220       13,642
        Policy claims and other liabilities       432,335      (34,946)
                                             ------------ ------------
        Total future policy benefits         $  1,342,111 $    772,537
                                             ============ ============

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for life insurance are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company's experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.5% to 7.0%.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company's experience, industry data, and/or other factors when the basis of the reserve is established. The interest rates used in the determination of the present value range from 0.0% to 7.3%.

The Company's future policy benefits for other contract liabilities are primarily guaranteed benefit liabilities related to certain nontraditional long-duration life and annuity contracts accounted for as embedded derivatives. The interest rates used in the determination of the present values range from 0.4% to 4.0%. See Note 6 for additional information regarding liabilities for guaranteed benefits related to certain nontraditional long-duration contracts.

Policyholders' Account Balances

Policyholders' account balances at December 31 are as follows:

                                                  2014           2013
                                             -------------- --------------
                                                    (in thousands)
      Interest-sensitive life contracts      $    1,090,721 $    1,021,733
      Individual annuities                          222,252        184,067
      Guaranteed interest accounts                   32,217         33,691
      Other                                         130,613        121,173
                                             -------------- --------------
      Total policyholders' account balances  $    1,475,803 $    1,360,664
                                             ============== ==============

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders' account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates for interest-sensitive contracts range from 0.4% to 4.5%. Interest crediting rates for individual annuities range from 0.0% to 4.9%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 5.3%. Interest crediting rates range from 0.5% to 3.9% for other.

6.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), and/or (2) the highest contract value on a specified date adjusted for any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.

In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits."

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization, timing of annuitization, contract lapses and contractholder mortality.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within "Future policy benefits and other policyholder liabilities". As of December 31, 2014 and 2013, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                                 December 31, 2014                  December 31, 2013
                                         ---------------------------------- ----------------------------------
                                         In the Event of At Annuitization / In the Event of At Annuitization /
                                              Death       Accumulation (1)       Death       Accumulation (1)
                                         --------------- ------------------ --------------- ------------------
                                                                    (in thousands)
Variable Annuity Contracts
Return of Net Deposits
Account value                            $    6,546,610    $          N/A   $    5,734,942    $          N/A
Net amount at risk                       $        2,887    $          N/A   $        3,592    $          N/A
Average attained age of contractholders              62               N/A               61               N/A
Minimum return or contract value
Account value                            $    2,020,664    $    7,837,167   $    1,933,573    $    6,958,377
Net amount at risk                       $       10,123    $      100,125   $        6,983    $       84,150
Average attained age of contractholders              65                62               64                61
Average period remaining until earliest
 expected annuitization                             N/A        0.02 years              N/A        0.07 years

(1)Includes income and withdrawal benefits as described herein

                                           December 31, 2014 December 31, 2013
                                           ----------------- -----------------
                                                  In the Event of Death
                                           -----------------------------------
                                                     (in thousands)
  Variable Life, Variable Universal Life
   and Universal Life Contracts
  No Lapse Guarantees
  Separate account value                    $      726,853    $      710,080
  General account value                     $      440,913    $      383,074
  Net amount at risk                        $    9,970,707    $    8,551,482
  Average attained age of contractholders         52 years          52 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                           December 31, 2014 December 31, 2013
                                           ----------------- -----------------
                                                     (in thousands)
  Equity funds                              $    5,120,921    $    4,604,397
  Bond funds                                     2,836,575         2,630,424
  Money market funds                               402,526           263,476
                                            --------------    --------------
   Total                                    $    8,360,022    $    7,498,297
                                            ==============    ==============

In addition to the above mentioned amounts invested in separate account investment options, $207.3 million and $170.2 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature were invested in general account investment options in 2014 and 2013, respectively. For the years ended December 31, 2014, 2013 and 2012 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

Liabilities for Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits and other policyholder liabilities" and the related changes in the liabilities are included in "Future policy benefits and other policyholder liabilities". Guaranteed minimum income and withdrawal benefits ("GMIWB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum accumulation benefits ("GMAB") features are accounted for as bifurcated embedded derivatives and are recorded at fair value within "Future policy benefits and other policyholder liabilities". Changes in the fair value of these derivatives, including changes in the Company's own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in "Realized investment gains (losses), net." See
Note 9 for additional information regarding the methodology used in determining the fair value of these embedded derivatives.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                                                           GMWB/GMIWB/G
                                                  GMDB                        GMIB             MAB              Total
                                    ---------------------------------   --------------------------------- ------------------
                                                     Variable Life,
                                                   Variable Universal
                                       Variable     Life & Universal
                                       Annuity            Life                  Variable Annuity
                                    -------------- ------------------   ---------------------------------

                                                                         (in thousands)
Balances as of December 31, 2011    $        1,405  $          24,439   $          1,554 $         76,996 $          104,394
  Incurred guarantee benefits (1)            1,566              8,864                736           39,676             50,842
  Paid guarantee benefits                    (360)              (224)                  -                -              (584)
                                    -------------- ------------------   ---------------- ---------------- ------------------

Balance as of December 31, 2012     $        2,611  $          33,079   $          2,290 $        116,672 $          154,652
  Incurred guarantee benefits (1)              116              6,802            (1,277)        (154,862)          (149,221)
  Paid guarantee benefits                    (147)                  -               (52)                -              (199)
  Other                                        109              2,574                 12                -              2,695
                                    --------------  -----------------   ---------------- ---------------- ------------------
  Balance as of December 31, 2013   $        2,689  $          42,455   $            973 $       (38,190) $            7,927
  Incurred guarantee benefits (1)            5,428             20,545                915          467,026            493,914
  Paid guarantee benefits                    (264)            (1,050)                  -                -            (1,314)
  Other                                        141              7,262                  6                -              7,409
                                    --------------  -----------------   ---------------- ---------------- ------------------

Balance as of December 31, 2014     $        7,994  $          69,212   $          1,894 $        428,836 $          507,936
                                    ============== ==================   ================ ================ ==================

(1)Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features accounted for as embedded derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess death benefits. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess income benefits. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option ("GRO") features, which includes an asset transfer feature that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, adjusted for cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company's GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an asset transfer feature that reduces the Company's exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Sales Inducements

The Company generally defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Deferred Sales Inducements" in the Company's Statements of Financial Position. The Company offered various types of sales inducements, including: (1) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as "Interest credited to policyholders' account balances," are as follows:

                                                                              2014          2013          2012
                                                                          -----------------------------------------

                                                                                       (in thousands)

Balance, beginning of year                                                $      88,350 $      70,728 $      48,101
Capitalization                                                                      842         1,793        19,219
Amortization- Impact of assumption and experience unlocking and true-ups          3,108         1,799         4,488
Amortization- All other                                                        (15,733)        13,501         (956)
Change in unrealized investment gains (losses)                                     (33)           529         (124)
                                                                          ------------- ------------- -------------
Balance, end of year                                                      $      76,534 $      88,350 $      70,728
                                                                          ============= ============= =============

7.   STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $60 million, $81 million and $66 million for the years ended December 31, 2014, 2013 and 2012, respectively. Statutory surplus of the Company amounted to $352 million and $380 million at December 31, 2014 and 2013, respectively.

The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the National Association of Insurance Commissioners ("NAIC"). Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis.

The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $60 million in 2015 without prior approval. The Company paid dividends to the parent company of $80 million and $155 million in 2014 and 2013 respectively. The Company did not pay a dividend 2012.

8.   INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                                  2014            2013            2012
                                                             --------------- --------------- ---------------

                                                                             (in thousands)
Current tax expense (benefit):
  U.S.                                                       $        21,129 $        33,370 $        64,255
                                                             --------------- --------------- ---------------
  Total                                                               21,129          33,370          64,255
                                                             --------------- --------------- ---------------

Deferred tax expense (benefit):
  U.S.                                                              (31,353)          31,996        (25,049)
                                                             --------------- --------------- ---------------
  Total                                                             (31,353)          31,996        (25,049)
                                                             --------------- --------------- ---------------

Total income tax expense on continuing operations                   (10,224)          65,366          39,206
Income tax expense (benefit) reported in equity related to:
  Other comprehensive income (loss)                                    8,958        (16,342)             177
  Additional paid-in capital                                           (177)              53           1,680
                                                             --------------- --------------- ---------------
Total income tax expense (benefit) on continuing operations  $       (1,443) $        49,077 $        41,063
                                                             =============== =============== ===============

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The Company's actual income tax expense for the years ended December 31 differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                                              2014           2013            2012
                                                                         ----------------------------------------------

                                                                                         (in thousands)

Expected federal income tax expense (benefit)                            $        6,314 $        80,923 $        50,144
Non-taxable investment income                                                  (13,891)        (13,840)         (9,794)
Tax credits                                                                     (2,884)         (1,789)         (1,249)
Other                                                                               237              72             105
                                                                         -------------- --------------- ---------------
Total income tax expense (benefit) on income from continuing operations  $     (10,224) $        65,366 $        39,206
                                                                         ============== =============== ===============

The dividends received deduction ("DRD") reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company's effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2013 and current year results, and was adjusted to take into account the current year's equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company's taxable income before the DRD.

In August 2007, the Internal Revenue Service ("IRS") released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive ("IDD") confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. In February 2014, the IRS released Revenue Ruling 2014-7, which modified and superseded Revenue Ruling 2007-54, by removing the provisions of Revenue Ruling 2007-54 related to the methodology to be followed in calculating the DRD and obsoleting Revenue Ruling 2007-61. These activities had no impact on the Company's 2012, 2013 or 2014 results. However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration's budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company's consolidated net income.

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                2014              2013
                                          -----------------------------------

                                                    (in thousands)
   Deferred tax assets
     Insurance reserves                   $        152,757  $        120,815
     Other                                               -                 -
                                          ----------------  ----------------
     Deferred tax assets                  $        152,757  $        120,815
                                          ================  ================

   Deferred tax liabilities
     Deferred policy acquisition costs    $        107,495  $        106,577
     Deferred sales inducements                     26,787            30,923
     Net unrealized gains on securities             22,200            13,743
     Investments                                     6,884             3,382
     Other                                           1,161               531
                                          ----------------  ----------------
     Deferred tax liabilities             $        164,527  $        155,156
                                          ----------------  ----------------
   Net deferred tax asset (liability)     $        (11,770) $        (34,341)
                                          ================  ================

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal;
(4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards;
(5) the length of time that carryovers can be utilized in

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2014, and 2013.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of deferred tax asset that is realizable.

The Company's income (loss) from continuing operations before income taxes includes income from domestic operations of $18 million, $231 million and $143 million, and no income from foreign operations for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company's unrecognized tax benefits for the years ended December 31 are as follows:

                                                                                            2014     2013      2012
                                                                                          -------- -------- ----------
                                                                                                 (in thousands)
Balance at January 1,                                                                     $      - $      - $      113
Increases in unrecognized tax benefits - prior years                                             -        -          -
(Decreases) in unrecognized tax benefits- prior years                                            -        -          -
Increases in unrecognized tax benefits - current year                                            -        -          -
(Decreases) in unrecognized tax benefits- current year                                           -        -          -
Settlement with taxing authorities                                                               -        -      (113)
                                                                                          ----------------------------
Balance at December 31,                                                                   $      - $      - $        -
                                                                                          ============================

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate         -        -          -
                                                                                          ============================

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In December 31, 2014 and 2013, the Company recognized nothing in the statement of operations and recognized no liabilities in the statement of financial position for tax-related interest and penalties.

Listed below are the tax years that remain subject to examination by major tax jurisdiction, at December 31, 2014:

                     Major Tax Jurisdiction    Open Tax Years
                   ------------------------  ----------------
                        United States          2007 - 2014

For tax years 2007 through 2015, the Company is participating in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed.

9.  FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company's Level 1 assets and liabilities primarily include certain cash equivalents and short term investments.

Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company's Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain short-term investments and certain cash equivalents, and certain over-the-counter derivatives.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company's Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits.

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

                                                            As of December 31, 2014
                               --------------------------------------------------------------------------------

                                  Level 1        Level 2          Level 3       Netting (1)         Total
                               ------------- ---------------- --------------  --------------  -----------------

                                                                (in thousands)
Fixed maturities, available
 for sale:
U.S. Treasury securities and
 obligations of U.S.
 government authorities and
 agencies                      $           - $         27,581 $            -  $            -  $          27,581
Obligations of U.S. states
 and their political
 subdivisions                              -           41,189              -               -             41,189
Foreign government bonds                   -            6,493              -               -              6,493
Corporate securities                       -          745,717         10,796               -            756,513
Asset-backed securities                    -           29,120         10,092               -             39,212
Commercial mortgage-backed
 securities                                -           78,084              -               -             78,084
Residential mortgage-backed
 securities                                -           24,411              -               -             24,411
                               ------------- ---------------- --------------  --------------  -----------------
Sub-total                                  -          952,595         20,888               -            973,483
Trading account assets:
Corporate securities                       -            9,679              -               -              9,679
                               ------------- ---------------- --------------  --------------  -----------------
 Sub-total                                 -            9,679              -               -              9,679
Equity securities, available
 for sale                                  -            8,203             92               -              8,295
Short-term investments                   470           14,999              -               -             15,469
Cash equivalents                      40,000           21,259              -               -             61,259
Other long-term investments                -            8,753            253          (1,424)             7,582
Reinsurance recoverables                   -                -        339,982               -            339,982
Receivables from parents and
 affiliates                                -           10,013          4,594               -             14,607
                               ------------- ---------------- --------------  --------------  -----------------
Sub-total excluding separate
 account assets                       40,470        1,025,501        365,809          (1,424)         1,430,356
Separate account assets (2)                -       11,370,061          6,879               -         11,376,940
                               ------------- ---------------- --------------  --------------  -----------------
 Total assets                  $      40,470 $     12,395,562 $      372,688  $      (1,424)  $      12,807,296
                               ============= ================ ==============  ==============  =================
Future policy benefits (4)                 -                -        428,837               -            428,837
Payables to parent and
 affiliates                                -            1,424              -          (1,424)                 -
                               ------------- ---------------- --------------  --------------  -----------------
Total liabilities              $           - $          1,424 $      428,837  $       (1,424) $         428,837
                               ============= ================ ==============  ==============  =================

                                                            As of December 31, 2013
                               --------------------------------------------------------------------------------

                                  Level 1        Level 2          Level 3       Netting (1)         Total
                               ------------- ---------------- --------------  --------------  -----------------

                                                                (in thousands)
Fixed maturities, available
 for sale:
U.S. Treasury securities and
 obligations of U.S.
 government authorities and
 agencies                      $           - $         27,781 $            -  $            -  $          27,781
Obligations of U.S. states
 and their political
 subdivisions                              -            4,681              -               -              4,681
Foreign government bonds                   -           12,358              -               -             12,358
Corporate securities                       -          730,248          4,362               -            734,610
Asset-backed securities                    -           35,155         16,023               -             51,178
Commercial mortgage-backed
 securities                                -           66,839              -               -             66,839
Residential mortgage-backed
 securities                                -           29,894              -               -             29,894
                               ------------- ---------------- --------------  --------------  -----------------
 Sub-total                                 -          906,956         20,385               -            927,341
Equity securities, available
 for sale                                  -               37             79               -                116
Short-term investments                   182            4,998              -               -              5,180
Cash equivalents                           -           13,999              -               -             13,999
Other long-term investments                -            5,124              -          (5,124)                 -
Receivables from parents and
 affiliates                                -           30,581          3,138               -             33,719
                               ------------- ---------------- --------------  --------------  -----------------
 Sub-total excluding separate
   account assets                        182          961,695         23,602          (5,124)           980,355
Separate account assets (2)           60,601       10,168,133          6,692               -         10,235,426
                               ------------- ---------------- --------------  --------------  -----------------
 Total assets                  $      60,783 $     11,129,828 $       30,294  $       (5,124) $      11,215,781
                               ============= ================ ==============  ==============  =================
Future policy benefits (4)                 -                -        (38,190)              -            (38,190)
Payables to parent and
 affiliates                                -            5,125              -          (5,124)                 1
Other liabilities (3)                      -                -         43,340                             43,340
                               ------------- ---------------- --------------  --------------  -----------------
 Total liabilities             $           - $          5,125 $        5,150  $       (5,124) $           5,151
                               ============= ================ ==============  ==============  =================

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


(1)"Netting" amounts represent the impact of offsetting asset and liability positions held within the same counterparty, subject to master netting arrangements.
(2)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statements of Financial Position.
(3)Reinsurance of variable annuity living benefit features that were classified as "Other Liabilities" at December 31, 2013 were reclassified to "Reinsurance Recoverables" in 2014 as they were no longer in a net asset position.
(4)For the year ended December 31, 2014, the net embedded derivative liability position of $429 million includes $62 million of embedded derivatives in an asset position and $491 million of embedded derivatives in a liability position. For the year ended December 31, 2013, the net embedded derivative asset position of $38 million includes $109 million of embedded derivatives in an asset position and $71 million of embedded derivatives in a liability position.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities - The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2014 and 2013, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The Company conducts several specific price monitoring activities. Daily analyses identify price changes over pre-determined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company's own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

Trading Account Assets - Trading account assets consist of corporate securities, whose fair values are determined consistent with similar instruments described above under "Fixed maturity Securities" and below under "Equity Securities."

Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation--models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within "Other long-term investments," or as liabilities, within "Payables to parent and affiliates," except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk ("NPR"), liquidity and other factors.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The majority of the Company's derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company's policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate, cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models' key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.

The Company's cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

To reflect the market's perception of its own and the counterparty's NPR, the Company incorporates additional spreads over LIBOR into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company's fair values to external broker-dealer values. As of December 31, 2014 and 2013 all derivatives were classified within Level 2. See Note 10 for more details on the fair value of derivative instruments by primary underlying.

Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and, these investments have primarily been classified within Level 2.

Separate Account Assets - Separate account assets include fixed maturity securities, treasuries, equity securities, mutual funds, and real estate investments for which values are determined consistent with similar instruments described above under "Fixed Maturity Securities," "Equity Securities" and "Other Long-Term Investments."

Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company's legal entity whose fair value are determined consistent with similar securities described above under "Fixed Maturity Securities" managed by affiliated asset managers.

Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of the Company's living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in "Reinsurance Recoverables" or "Other Liabilities" when fair value is in an asset or liability position, respectively. The methods and assumption used to estimate the fair value are consistent with those described below in "Future Policy Benefits." The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.

Future Policy Benefits - The liability for future policy benefits is related to guarantees primarily associated with the optional living benefit features of certain variable annuity contracts, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to contractholders less the present value of assessed rider fees attributable to the optional living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company's market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders' account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets, and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders' account values. The Company's discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Transfers between Levels 1 and 2 - Overall, transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the quarter in which the transfers occur. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company's Separate Account. During the year ended December 31, 2014, $58 million was transferred from Level 1 to Level 2. During the year ended December 31, 2013, $32 million was transferred from Level 1 to Level 2.

Level 3 Assets and Liabilities by Price Source - The tables below present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

                                                         As of December 31, 2014
                                               -------------------------------------------
                                                Internal (1)    External (2)     Total
                                               -------------  -------------- -------------
                                                              (in thousands)
Corporate securities                           $      10,258   $        538  $      10,796
Asset-backed securities                                  101          9,991         10,092
Equity securities                                         92              -             92
Other long-term investments                                -            253            253
Reinsurance recoverables                             339,982              -        339,982
Receivables from parents and affiliates                    -          4,594          4,594
                                               -------------   ------------  -------------
  Subtotal excluding separate account assets         350,433         15,376        365,809
Separate account assets                                6,879              -          6,879
                                               -------------   ------------  -------------
  Total assets                                 $     357,312   $     15,376  $     372,688
                                               =============   ============  =============
Future policy benefits                         $     428,837   $          -  $     428,837
                                               -------------   ------------  -------------
  Total liabilities                            $     428,837   $          -  $     428,837
                                               =============   ============  =============

                                                         As of December 31, 2013
                                               -------------------------------------------
                                                Internal (1)    External (2)     Total
                                               -------------  -------------- -------------
                                                              (in thousands)
Corporate securities                           $       4,362   $          -  $       4,362
Asset-backed securities                                   50         15,973         16,023
Equity securities                                         79              -             79
Receivables from parents and affiliates                    -          3,138          3,138
                                               -------------   ------------  -------------
  Subtotal excluding separate account assets           4,491         19,111         23,602
Separate account assets                                6,692              -          6,692
                                               -------------   ------------  -------------
  Total assets                                 $      11,183   $     19,111  $      30,294
                                               =============   ============  =============
Future policy benefits                         $     (38,190)  $          -  $     (38,190)
Other liabilities                                     43,340              -         43,340
                                               -------------   ------------  -------------
  Total liabilities                            $       5,150   $          -  $       5,150
                                               =============   ============  =============

(1)Represents valuations reflecting both internally-derived and market inputs. See below for additional information related to internally-developed valuation for significant items in the above table.
(2)Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities - The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities (see narrative below for quantitative information for separate account assets).

                                                      As of December 31, 2014
              ------------------------------------------------------------------------------------------------------------------
                                                                                                               Impact of Increase
                                                                                                      Weighted  in Input on Fair
               Fair Value    Valuation Techniques        Unobservable Inputs      Minimum   Maximum   Average      Value (1)
              ------------ ----------------------      ------------------------   -------   -------   -------- ------------------
                                                           (in thousands)
Assets:
Corporate
 securities   $     10,258 Discounted cash flow       Discount rate               10.47%    10.55%     10.48%       Decrease

 Reinsurance
 recoverables $    339,982 Fair values are determined in the same manner as future policy benefits.
---------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Future
 policy
 benefits(3)  $    428,837 Discounted cash flow       Lapse rate (4)                  0%       14%                  Decrease
                                                      NPR spread (5)                  0%     1.30%                  Decrease
                                                      Utilization rate (6)           63%       96%                  Increase
                                                      Withdrawal rate (7)            74%      100%                  Increase
                                                      Mortality rate (8)              0%       14%                  Decrease
                                                      Equity Volatility curve        17%       28%                  Increase
---------------------------------------------------------------------------------------------------------------------------------

                                                      As of December 31, 2013
              ------------------------------------------------------------------------------------------------------------------
                                                                                                               Impact of Increase
                                                                                                      Weighted  in Input on Fair
               Fair Value    Valuation Techniques        Unobservable Inputs      Minimum   Maximum   Average      Value (1)
              ------------ ----------------------      ------------------------   -------   -------   -------- ------------------
                                                           (in thousands)
Assets:
Corporate
 securities   $      4,362 Discounted cash flow       Discount rate                11.0%     11.0%     11.00%       Decrease
                           Market comparables         EBITDA multiples (2)          6.0X      7.0X     6.09X        Increase
---------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Future
 policy
 benefits(3)  $   (38,190) Discounted cash flow       Lapse rate (4)                  0%       11%                  Decrease
                                                      NPR spread (5)               0.08%     1.09%                  Decrease
                                                      Utilization rate (6)           70%       94%                  Increase
                                                      Withdrawal rate (7)            86%      100%                  Increase
                                                      Mortality rate (8)              0%       13%                  Decrease
                                                      Equity Volatility curve        15%       28%                  Increase
---------------------------------------------------------------------------------------------------------------------------------

Other Liabilities  43,340 Represents reinsurance of variable annuity living benefits in a liability position. Fair values are determined in the same manner as future policy benefits.
------------------------------------------------------------------------------------------------------------------------------

(1)Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.
(2)EBITDA multiples represent multiples of earnings before interest, taxes, depreciation and amortization, and are amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.
(3)Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company's variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(4)Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.
(5)To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of contracts in a liability position and generally not to those in a contra-liability position. The NPR spread reflects the financial strength ratings of the Company and its affiliates, as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium.
(6)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status, and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal.

(7)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions may vary based on the product type, contractholder age, tax status, and withdrawal timing. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.
(8)Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Interrelationships Between Unobservable Inputs - In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities - The rate used to discount future cash flows reflects current risk free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Future Policy Benefits - The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

Separate Account Assets - In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company's Statement of Financial Position. As a result, changes in value associated with these investments do not impact the Company's Statement of Operations. In addition, fees earned by the Company related to the management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Real Estate and Other Invested Assets - Separate account assets include $6.9 and $6.7 million of investments in real estate as of December 31, 2014 and December 31, 2013, respectively, that are classified as Level 3 and reported at fair value which is determined by the Company's equity in net assets of the entities. In general, these fair value estimates of real estate are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments are typically included in the Level 3 Classification. Key unobservable inputs to real estate valuation include capitalization rates, which ranged from 5.00% to 10.00% (6.68% weighted average) as of December 31, 2014 and 5.00% to 10.00% (6.82% weighted average) as of December 31, 2013 and discount rates which ranged from 6.75% to 11.00% (7.66% weighted average) as of December 31, 2014 and 6.75% to 11.00% (7.90% weighted average) as of December 31, 2013.

Valuation Process for Fair Value Measurements Categorized within Level 3 - The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company's investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of optional living benefit features of the Company's variable annuity contracts.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company's variable annuity products, the actuarial valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Changes in Level 3 assets and liabilities - The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

                                                                      Year Ended December 31, 2014
                                                     -----------------------------------------------------------------
                                                     Fixed Maturities - Available For Sale
                                                     ------------------------------------
                                                                                              Equity
                                                                                            Securities,   Other Long-
                                                        Corporate         Asset-Backed     Available for     term
                                                        Securities         Securities          Sale       Investments
                                                     ----------------   ----------------   ------------- -------------
                                                                             (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                                 $        4,362    $        16,023    $         79  $           -
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                      168                 58               -              -
    Asset management fees and other income                         -                  -               -             (6)
    Interest credited to policyholders' account
     balances                                                      -                  -               -              -
    Included in other comprehensive income (loss)                449                (45)             13              -
 Net investment income                                            38                 40               -              -
 Purchases                                                    11,559                  -               -             66
 Sales                                                        (5,254)                 -               -              -
 Issuances                                                         -                  -               -              -
 Settlements                                                    (193)            (5,752)              -             (2)
 Transfers into Level 3 (2)                                      537              7,938               -              -
 Transfers out of Level 3 (2)                                   (870)            (8,170)              -              -
 Other (5)                                                         -                  -               -            195
                                                      --------------    ---------------    ------------  -------------
Fair Value, end of period assets/(liabilities)        $       10,796    $        10,092    $         92  $         253
                                                      ==============    ===============    ============  =============
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (3):
   Included in earnings:
    Realized investment gains (losses), net           $            -    $             -    $          -  $           -
    Asset management fees and other income            $            -    $             -    $          -  $          (6)

                                                                      Year Ended December 31, 2014
                                                     -----------------------------------------------------------------
                                                     Receivables from                        Separate
                                                       Parents and        Reinsurance         Account    Future Policy
                                                        Affiliates      Recoverables (4)    Assets (1)     Benefits
                                                     ----------------   ----------------   ------------- -------------
                                                                             (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                                 $        3,138    $       (43,340)   $      6,692  $      38,190
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                        -            335,729               -       (409,978)
    Asset management fees and other income                         -                  -               -              -
    Interest credited to policyholders' account
     balances                                                      -                  -             187              -
    Included in other comprehensive income (loss)                (84)                 -               -              -
 Net investment income                                             -                  -               -              -
 Purchases                                                     4,000             47,593               -              -
 Sales                                                             -                  -               -              -
 Issuances                                                         -                  -               -        (57,049)
 Settlements                                                       -                  -               -              -
 Transfers into Level 3 (2)                                      992                  -               -              -
 Transfers out of Level 3 (2)                                 (3,452)                 -               -              -
                                                      --------------    ---------------    ------------  -------------
Fair Value, end of period assets/(liabilities)        $        4,594    $       339,982    $      6,879  $    (428,837)
                                                      ==============    ===============    ============  =============
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (3):
   Included in earnings:
    Realized investment gains (losses), net           $            -    $       335,135    $          -  $    (409,525)
    Asset management fees and other income            $            -    $             -    $          -  $           -
    Interest credited to policyholders' account
     balances                                         $            -    $             -    $        187  $           -

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                                    Year Ended December 31, 2013
                                                --------------------------------------------------------------------
                                                Fixed Maturities Available For Sale
                                                -----------------------------------
                                                                                         Trading          Equity
                                                                                     Account Assets -   Securities,
                                                   Corporate         Asset-Backed         Equity       Available for
                                                   Securities         Securities        Securities         Sale
                                                ----------------  ------------------ ---------------- ---------------
                                                                           (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                           $          6,073    $       18,301    $       1,390    $       1,067
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                  (87)                -                -              483
    Asset management fees and other income                     -                 -              109                -
    Interest credited to policyholders'
     account balances                                          -                 -                -                -
    Included in other comprehensive income
     (loss)                                                  (95)               86                -               11
 Net investment income                                        36               244                -                -
 Purchases                                                   352            12,016                -                -
 Sales                                                        (1)                -          (1,499)          (1,482)
 Issuances                                                     -                 -                -                -
 Settlements                                                (975)           (5,109)               -                -
 Transfers into Level 3 (2)                                    -                 -                -                -
 Transfers out of Level 3 (2)                               (941)           (7,518)               -                -
 Other (4)                                                     -            (1,997)               -                -
                                                ----------------    --------------    -------------    -------------
Fair Value, end of period
 assets/(liabilities)                           $          4,362    $       16,023    $           -    $          79
                                                ================    ==============    =============    =============
Unrealized gains (losses) for the period
 relating to those
 Level 3 assets that were still held at the
   end of the period (3):
   Included in earnings:
    Realized investment gains (losses), net     $              -    $            -    $           -    $           -
    Asset management fees and other income      $              -    $            -    $          25    $           -

                                                                    Year Ended December 31, 2013
                                                --------------------------------------------------------------------
                                                Receivables from
                                                  Parents and          Separate       Future Policy        Other
                                                   Affiliates     Account Assets (1)     Benefits     Liabilities (5)
                                                ----------------  ------------------ ---------------- ---------------
                                                                           (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                           $            998    $        6,201    $    (116,673)   $      85,164
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                    -                 -          204,349         (169,386)
    Asset management fees and other income                     -                 -                -                -
    Interest credited to policyholders'
     account balances                                          -               491                -                -
   Included in other comprehensive income
    (loss)                                                    (9)                -                -                -
 Net investment income                                         -                 -                -                -
 Purchases                                                 3,648                 -                -           40,882
 Sales                                                    (2,497)                -                -                -
 Issuances                                                     -                 -          (49,486)               -
 Settlements                                                   -                 -                -                -
 Transfers into Level 3 (2)                                    -                 -                -                -
 Transfers out of Level 3 (2)                               (999)                -                -                -
 Other (4)                                                 1,997                 -                -                -
                                                ----------------    --------------    -------------    -------------
Fair Value, end of period
 assets/(liabilities)                           $          3,138    $        6,692    $      38,190    $     (43,340)
                                                ================    ==============    =============    =============
Unrealized gains (losses) for the period
 relating to those
 Level 3 assets that were still held at the
   end of the period (3):
   Included in earnings:
    Realized investment gains (losses), net     $              -    $            -    $     202,622    $    (168,474)
    Asset management fees and other income      $              -    $            -    $           -    $           -
    Interest credited to policyholders'
     account balances                           $              -    $          491    $           -    $           -

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                             Year Ended December 31, 2012
                                      -------------------------------------------------------------------------
                                         Fixed Maturities Available For Sale
                                      -----------------------------------------
                                                                    Commercial       Trading         Equity
                                                                    mortgage-    Account Assets -  Securties,
                                       Corporate     Asset-Backed     backed          Equity      available for
                                       Securities     Securities    securities      Securities        sale
                                      ------------  -------------  ------------  ---------------- -------------
                                                                    (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                 $      1,755  $      18,627  $          -    $      1,569   $       1,144
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                            (468)            76             -               -            (122)
    Asset management fees and
     other income                                -              -             -            (179)              -
   Included in other comprehensive
    income (loss)                              116            355          (128)              -              45
 Net investment income                           8            337             1               -               -
 Purchases                                   4,704          5,302             -               -               -
 Sales                                         (30)             -             -               -               -
 Settlements                                (1,814)        (6,142)       (2,496)              -               -
 Transfers into Level 3 (2)                  4,826            200         2,623               -               -
 Transfers out of Level 3 (2)               (3,024)          (454)            -               -               -
                                      ------------  -------------  ------------    ------------   -------------
Fair Value, end of period
 assets/(liabilities)                 $      6,073  $      18,301  $          -    $      1,390   $       1,067
                                      ============  =============  ============    ============   =============
Unrealized gains (losses) for the
 period relating to those
 Level 3 assets that were still
   held at the end of the period
   (3):
   Included in earnings:
    Realized investment gains
     (losses), net                    $          -  $           -  $          -    $          -   $           -
    Asset management fees and
     other income                     $          -  $           -  $          -    $       (179)  $           -
    Interest credited to
     policyholders' account
     balances                         $          -  $           -  $          -    $          -   $           -

                                                                Year Ended December 31, 2012
                                           ---------------------------------------------------------------------
                                           Other Long-                  Receivables     Separate
                                              Term      Reinsurance     from Parents    Account    Future Policy
                                           Investments  Recoverables   and Affiliates  Assets (1)    Benefits
                                           ----------- --------------- -------------- ------------ -------------
                                                                       (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                       $      18  $        53,677 $           -  $      5,995 $    (76,996)
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses),
     net                                          (18)           1,491             -             -        (1,562)
    Asset management fees and other
     income                                         -                -             -             -             -
    Interest credited to policyholders'
     account balances                               -                -             -           206             -
   Included in other comprehensive
    income (loss)                                   -                -            (2)            -             -
 Net investment income                              -                -             -             -             -
 Purchases                                          -           29,997         1,000             -             -
 Sales                                              -                -             -             -             -
 Issuances                                          -                -             -             -       (38,115)
 Settlements                                        -                -             -             -             -
 Foreign currency translation                       -                -             -             -             -
 Transfers into Level 3 (2)                         -                -             -             -             -
 Transfers out of Level 3 (2)                       -                -             -             -             -
 Other (4)                                          -                -             -             -             -
                                            ---------  --------------- -------------  ------------ -------------
Fair Value, end of period
 assets/(liabilities)                       $       -  $        85,165           998         6,201      (116,673)
                                            =========  =============== =============  ============ =============
Unrealized gains (losses) for the
 period relating to those
 Level 3 assets that were still held at
   the end of the period (3):
   Included in earnings:
    Realized investment gains (losses),
     net                                    $       -  $         2,126 $           -  $          - $      (2,670)
    Asset management fees and other
     income                                 $       -  $             - $           -  $          - $           -
    Interest credited to policyholders'
     account balances                       $       -  $             - $           -  $        206 $           -

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statements of Financial Position.
(2)Transfers into or out of Level 3 are reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)Reinsurance of variable annuity living benefit features that were classified as "Other Liabilities" at 2013 and were reclassified to "Reinsurance Recoverables" at 2014 as they were in a net asset position.
(5)Other represents investment in Joint Ventures reported at fair value.

Transfers - Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company's Statements of Financial Position; however, in some cases, as described below, the carrying amount equals or approximates fair value.

                                                                              December 31, 2014
                                                             ----------------------------------------------------
                                                                                                        Carrying
                                                                            Fair Value                 Amount (1)
                                                             ----------------------------------------- ----------
                                                             Level 1   Level 2    Level 3     Total      Total
                                                             -------- ---------- ---------- ---------- ----------
                                                                                (in thousands)
Assets:
   Commercial mortgage and other loans                       $      - $        8 $  287,293 $  287,301 $  283,057
   Policy loans                                                     -          -    182,560    182,560    182,560
   Other long term investments                                      -          -      1,278      1,278      1,128
   Cash and cash equivalents                                    1,612     38,048          -     39,660     39,660
   Accrued investment income                                        -     14,768          -     14,768     14,768
   Receivables from parents and affiliates                          -     25,148          -     25,148     25,155
   Other assets                                                     -      3,141          -      3,141      3,141
                                                             -------- ---------- ---------- ---------- ----------
    Total assets                                             $  1,612 $   81,113 $  471,131 $  553,856 $  549,469
                                                             ======== ========== ========== ========== ==========
Liabilities:
   Policyholders' account balances - investment contracts    $      - $  140,116 $   10,783 $  150,899 $  152,557
   Cash collateral for loaned securities                            -      4,455          -      4,455      4,455
   Short-term debt                                                  -     24,251          -     24,251     24,000
   Long-term debt                                                   -     97,862          -     97,862     97,000
   Payables to parent and affiliates                                -      4,244          -      4,244      4,244
   Other liabilities                                                -     34,432          -     34,432     34,432
                                                             -------- ---------- ---------- ---------- ----------
    Total liabilities                                        $      - $  305,360 $   10,783 $  316,143 $  316,688
                                                             ======== ========== ========== ========== ==========

                                                                              December 31, 2013
                                                             ----------------------------------------------------
                                                                                                        Carrying
                                                                            Fair Value                 Amount (1)
                                                             ----------------------------------------- ----------
                                                             Level 1   Level 2    Level 3     Total      Total
                                                             -------- ---------- ---------- ---------- ----------
                                                                                (in thousands)
Assets:
   Commercial mortgage and other loans                       $      - $        - $  297,317 $  297,317 $  292,532
   Policy loans                                                     -          -    176,885    176,885    176,885
   Other long term investments                                      -          -        744        744        658
   Cash and cash equivalents                                    1,091     25,551          -     26,642     26,642
   Accrued investment income                                        -     15,024          -     15,024     15,024
   Receivables from parents and affiliates                          -     23,198          -     23,198     23,090
   Other assets                                                     -      3,941          -      3,941      3,941
                                                             -------- ---------- ---------- ---------- ----------
    Total assets                                             $  1,091 $   67,714 $  474,946 $  543,751 $  538,772
                                                             ======== ========== ========== ========== ==========
Liabilities:
   Policyholders' account balances - investment contracts    $      - $  130,026 $   10,956 $  140,982 $  143,294
   Cash collateral for loaned securities                            -      4,081          -      4,081      4,081
   Short-term debt                                                  -     24,569          -     24,569     24,000
   Long-term debt                                                   -    100,677          -    100,677     93,000
   Payables to parent and affiliates                                -      4,607          -      4,607      4,607
   Other liabilities                                                -     48,662          -     48,662     48,662
                                                             -------- ---------- ---------- ---------- ----------
    Total liabilities                                        $      - $  312,622 $   10,956 $  323,578 $  317,644
                                                             ======== ========== ========== ========== ==========

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


(1)Carrying values presented herein differ from those in the Company's Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Policy Loans

During the fourth quarter of 2013, the Company changed the valuation technique used to fair value policy loans. For the periods ended December 31, 2014 and 2013, the fair value of policy loans was determined by discounting expected cash flows at the current loan coupon rate. As a result the carrying value of the policy loans approximates the fair value for both the years ended
December 31, 2014 and 2013. Prior to this change, the fair value of U.S. insurance policy loans was calculated by discounting expected cash flows based upon current U.S. Treasury rates and historical loan repayment patterns.

Other Long-term Investments

Other long-term investments include investments in joint ventures and limited partnerships. The estimated fair values of these cost method investments are generally based on the Company's share of the net asset value ("NAV") as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments. No such adjustments were made as of December 31, 2014 and 2013.

Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable. Also included in receivables from parents and affiliates is an affiliated note whose fair value is determined in the same manner as the underlying debt described below under "Short-Term and Long-Term Debt".

Policyholders' Account Balances - Investment Contracts

Only the portion of policyholders' account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company's financial strength ratings, and hence reflect the Company's own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Cash Collateral for Loaned Securities

Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received or paid.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company's own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities and Payables to Parent and Affiliates

Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


10.  DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Foreign Exchange Contracts

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, and in return receives a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name's public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See credit derivatives section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

Embedded Derivatives

The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to affiliates, Pruco Reinsurance Ltd., or "Pruco Re" and Pruco Life. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. These embedded derivatives are marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 9.

Prior to disposal in the fourth quarter of 2013, the Company invested in fixed maturities that, in addition to a stated coupon, provided a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounted for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the primary underlying, excluding embedded derivatives which are recorded with the associated host. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral held with the same counterparty, and non-performance risk.

                                                          December 31, 2014                   December 31, 2013
                                                  ---------------------------------   ---------------------------------
                                                                 Gross Fair Value                    Gross Fair Value
                                                               --------------------                --------------------
              Primary Underlying                    Notional    Assets  Liabilities     Notional    Assets  Liabilities
------------------------------------------------  ---------------------------------------------------------------------

                                                                             (in thousands)
Derivatives Designated as Hedge Accounting
 Instruments:
  Currency/Interest Rate
  Currency Swaps                                  $     44,221 $    840 $    (691)    $     41,256 $      - $  (3,328)
                                                  ------------ -------- ----------    ------------ -------- ----------
Total Qualifying Hedges                           $     44,221 $    840 $    (691)    $     41,256 $      - $  (3,328)
                                                  ============ ======== ==========    ============ ======== ==========
Derivatives Not Qualifying as Hedge Accounting
 Instruments:
  Interest Rate
  Interest Rate Swaps                             $     57,200 $  6,269 $        -    $     57,200 $  3,443 $        -
  Credit
  Credit Default Swaps                                   7,275      150      (451)           9,275       15      (499)
  Currency/Interest Rate
  Currency Swaps                                        25,370    1,049      (171)          10,370        -      (556)
  Equity
  Equity Options                                     1,875,551      446      (112)       1,870,001    1,666      (742)
                                                  ------------ -------- ----------    ------------ -------- ----------
Total Non-Qualifying Hedges                          1,965,396    7,914      (734)       1,946,846    5,124    (1,797)
                                                  ============ ======== ==========    ============ ======== ==========
Total Derivatives (1)                             $  2,009,617 $  8,754 $  (1,425)    $  1,988,102 $  5,124 $  (5,125)
                                                  ============ ======== ==========    ============ ======== ==========

  (1)Excludes embedded derivatives which contain multiple underlyings. The fair value of the embedded derivatives related to living benefit feature was a liability of $429 million and an asset of $38 million as of December 31, 2014 and December 31, 2013, respectively, included in "Future policy benefits." The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re and Pruco Life was an asset of $340 million and a liability of $43 million as of December 31, 2014 and December 31, 2013, respectively, included in "Reinsurance Recoverables" and "Other Liabilities," respectively.

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (including bifurcated embedded derivatives), and repurchase and reverse repurchase agreements, that are offset in the balance sheet, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the balance sheet.

                                                                     December 31, 2014
                                                -----------------------------------------------------------
                                                                Gross          Net
                                                   Gross       Amounts       Amounts
                                                Amounts of  Offset in the Presented in
                                                Recognized  Statement of  the Statement  Financial
                                                 Financial    Financial   of Financial  Instruments/  Net
                                                Instruments   Position      Position     Collateral  Amount
                                                ----------- ------------- ------------- ------------ ------
                                                                      (in thousands)
Offsetting of Financial Assets:
Derivatives                                       $ 8,753      $(1,424)      $ 7,329      $ (7,194)   $135
Securities purchased under agreement to resell     38,048            -        38,048       (38,048)      -
                                                  -------      -------       -------      --------    ----
Total Assets                                      $46,801      $(1,424)      $45,377      $(45,242)   $135
                                                  =======      =======       =======      ========    ====
Offsetting of Financial Liabilities:
Derivatives                                       $ 1,424      $(1,424)      $     -      $      -    $  -
Securities sold under agreement to repurchase           -            -             -             -       -
                                                  -------      -------       -------      --------    ----
Total Liabilities                                 $ 1,424      $(1,424)      $     -      $      -    $  -
                                                  =======      =======       =======      ========    ====

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                                       December 31, 2013
                                                ----------------------------------------------------------------
                                                                Gross          Net
                                                   Gross       Amounts       Amounts
                                                Amounts of  Offset in the Presented in
                                                Recognized  Statement of  the Statement  Financial
                                                 Financial    Financial   of Financial  Instruments/     Net
                                                Instruments   Position      Position     Collateral     Amount
                                                ----------- ------------- ------------- ------------  ----------
                                                                         (in thousands)
Offsetting of Financial Assets:
Derivatives                                     $    5,124   $    (5,124)  $         -  $          -  $        -
Securities purchased under agreement to resell      25,551             -        25,551       (25,551)          -
                                                ----------   -----------   -----------  ------------  ----------
Total Assets                                    $   30,675   $    (5,124)  $    25,551  $    (25,551) $        -
                                                ==========   ===========   ===========  ============  ==========
Offsetting of Financial Liabilities:
Derivatives                                     $    5,125   $    (5,124)  $         1  $          -  $        1
Securities sold under agreement to repurchase            -             -             -             -           -
                                                ----------   -----------   -----------  ------------  ----------
Total Liabilities                               $    5,125   $    (5,124)  $         1  $          -  $        1
                                                ==========   ===========   ===========  ============  ==========

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see "Credit Risk" below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company's accounting policy for securities repurchase and resale agreements, see Note 2 to the Company's Financial Statements.

Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

                                                     Year Ended December 31, 2014
                                    --------------------------------------------------------------
                                     Realized                                          Accumulated
                                    Investment         Net                                Other
                                      Gains         Investment                        Comprehensive
                                     (Losses)         Income        Other Income     Income (Loss)(1)
                                    ------------    ------------    -------------    ----------------
                                                            (in thousands)
Derivatives Designated as
Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate        $            -  $          (58) $            288 $              3,216
                                    ----------      ----------      ------------     ----------------
  Total cash flow hedges                     -             (58)              288                3,216
                                    ----------      ----------      ------------     ----------------
Derivatives Not Qualifying as
Hedging Instruments:
  Interest Rate                          4,713               -                 -                    -
  Currency/Interest Rate                 1,445               -                25                    -
  Credit                                   (43)              -                 -                    -
  Equity                                  (720)              -                 -                    -
  Embedded Derivatives                 (85,134)              -                 -                    -
                                    ----------      ----------      ------------     ----------------
  Total non-qualifying hedges          (79,739)              -                25                    -
                                    ----------      ----------      ------------     ----------------
  Total                         $      (79,739) $          (58) $            313 $              3,216
                                    ==========      ==========      ============     ================

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                    Year Ended December 31, 2013
-                                   ------------------------------------------------------------
                                                                                     Accumulated
                                       Realized            Net                          Other
                                      Investment        Investment     Other        Comprehensive
                                    Gains (Losses)        Income       Income      Income (Loss)(1)
                                    -------------------------------    --------    -----------------
                                                           (in thousands)
Derivatives Designated as
Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate        $                -  $           64 $     (301) $             (1,730)
                                    --------------      ----------     ------      ----------------
  Total cash flow hedges                         -              64       (301)               (1,730)
                                    --------------      ----------     ------      ----------------
Derivatives Not Qualifying as
Hedging Instruments:
  Interest Rate                             (4,050)              -          -                     -
  Currency/Interest Rate                      (110)              -         12                     -
  Credit                                    (1,016)              -          -                     -
  Equity                                    (3,875)              -          -                     -
  Embedded Derivatives                      27,755               -          -                     -
                                    --------------      ----------     ------      ----------------
  Total non-qualifying hedges               18,704               -         12                     -
                                    --------------      ----------     ------      ----------------
  Total                         $           18,704  $           64 $     (289) $             (1,730)
                                    ==============      ==========     ======      ================

                                                    Year Ended December 31, 2012
-                                   ------------------------------------------------------------
                                                                                     Accumulated
                                       Realized            Net                          Other
                                      Investment        Investment     Other        Comprehensive
                                    Gains (Losses)        Income       Income      Income (Loss)(1)
                                    -------------------------------    --------    -----------------
                                                           (in thousands)
Derivatives Designated as
Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate        $                -  $           23 $        8  $               (697)
                                    --------------      ----------     ------      ----------------
  Total cash flow hedges                         -              23          8                  (697)
                                    --------------      ----------     ------      ----------------
Derivatives Not Qualifying as
Hedging Instruments:
  Interest Rate                              2,648               -          -                     -
  Currency                                       2               -          -                     -
  Currency/Interest Rate                      (147)              -         (6)                    -
  Credit                                      (285)              -          -                     -
  Equity                                      (211)              -          -                     -
  Embedded Derivatives                      (7,631)              -          -                     -
                                    --------------      ----------     ------      ----------------
  Total non-qualifying hedges               (5,624)              -         (6)                    -
                                    --------------      ----------     ------      ----------------
  Total                         $           (5,624) $           23 $        2  $               (697)
                                    ==============      ==========     ======      ================

  (1)Amounts deferred in "Accumulated other comprehensive income (loss)."

For the years ended December 31, 2014, 2013 and 2012, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company's results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a rollforward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes:

                                                                                       (in thousands)
                                                                                     ----------------
Balance, December 31, 2011                                                                    $  (630)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2012              (666)
Amount reclassified into current period earnings                                                  (31)
                                                                                     ----------------
Balance, December 31, 2012                                                                     (1,327)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2013            (1,493)
Amount reclassified into current period earnings                                                 (237)
                                                                                     ----------------
Balance, December 31, 2013                                                                     (3,057)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2014             3,446
Amount reclassified into current period earnings                                                 (230)
Balance, December 31, 2014                                                                    $   159
                                                                                     ================

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


As of December 31, 2014 and 2013, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 13 years. Income amounts deferred in "Accumulated other comprehensive income (loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Statements of Equity.

Credit Derivatives

The Company has no exposure from credit derivatives where it has written credit protection as of December 31, 2014 and December 31, 2013.

The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio. As of December 31, 2014 and December 31, 2013, the Company had $7 million and $9 million of outstanding notional amounts, respectively, reported at fair value as a liability of less than $1 million for both periods.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions.

The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC ("PGF"), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral, such as securities, when appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

Under fair value measurements, the Company incorporates the market's perception of its own and the counterparty's non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company's own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company's counterparty's credit spread is applied to OTC derivative net asset positions.

11.  COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund commercial loans. As of December 31, 2014, the outstanding balance on this commitment was $0.2 million. The Company has made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2014, $1 million of this commitment was outstanding.

Contingent Liabilities

On an ongoing basis, the Company's internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see "Litigation and Regulatory Matters" below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2014, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC ., filed in the Circuit Court of Leon County, Florida, was served on Prudential Insurance. The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2013, the Company filed a motion to dismiss the complaint. In August 2013, the court dismissed the complaint with prejudice. In September 2013, plaintiff filed an appeal with Florida's Circuit Court of the Second Judicial Circuit in Leon County. In September 2014, the Florida District Court of Appeal First District affirmed the trial court's decision.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.

The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company's compliance with New York's unclaimed property laws.

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's financial position.

12.  RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $1 million for each of the years ended December 31, 2014, 2013 and 2012. The expense charged to the Company for the deferred compensation program was $1 million for each of the years ended December 31, 2014, 2013 and 2012.

The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company's share of net expense for the pension plans was $3 million, $2 million and $2 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Prudential Insurance sponsors voluntary savings plans for its employee's 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company's expense for its share of the voluntary savings plan was $1 million for each of the years ended December 31, 2014, 2013 and 2012.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated ("PAD") in consideration for PAD's marketing and underwriting of the Company's products. Commissions and fees are paid by PAD to broker-dealers who sell the Company's products. Commissions and fees paid by the Company to PAD were $83 million, $75 million, and $106 million during the years ended December 31, 2014, 2013, and 2012 respectively.

Corporate Owned Life Insurance

The Company has sold three Corporate Owned Life Insurance, or "COLI", policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI contracts was $1,546 million at December 31, 2014 and $1,344 million at December 31, 2013. Fees related to these COLI policies were $26 million, $22 million and $16 million for the years ended December 31, 2014, 2013 and 2012; respectively.

Derivative Trades

In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF.

Reinsurance with Affiliates

The Company participates in reinsurance with its affiliates Prudential Arizona Reinsurance Captive Company ("PARCC"), Pruco Re, Prudential Arizona Reinsurance Term Company ("PAR Term"), Prudential Arizona Reinsurance Universal Company ("PAR U"), and Prudential Term Reinsurance Company ("Term Re"), and its parent companies, Pruco Life and Prudential Insurance, in order to provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage the statutory capital for its individual life business, facilitate its capital market hedging program and align accounting methodology for the assets and liabilities of living benefit riders contained in annuities contracts. The Company is not relieved of its primary obligation to the policyholder as a result of these agreements. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

Effective April 1, 2008, the Company entered into an agreement to reinsure certain COLI policies with Pruco Life.

Reserves related to reinsured long duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance premiums ceded for interest-sensitive life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements that are accounted for as embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through "Realized investment gains (losses)." The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re and to Pruco Life. The reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative. See Note 10 for additional information related to the accounting for embedded derivatives.

Reinsurance amounts included in the Company's Statements of Financial Position at December 31, were as follows:

                                              December 31,  December 31,
                                                  2014          2013
                                              ------------  ------------
                                                    (in thousands)
Reinsurance recoverables                        $1,436,470     $ 999,240
Policy loans                                       (11,388)      (12,340)
Deferred policy acquisition costs                 (211,128)     (207,517)
Other liabilities (reinsurance payables) (1)        37,934        76,499

(1)December 31, 2013 includes $43 million reclassed from reinsurance recoverables to other liabilities.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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The reinsurance recoverables by counterparty is broken out below.

                                     Reinsurance Recoverables
                                -----------------------------------
                                December 31, 2014 December 31, 2013
                                ----------------- -----------------
                                          (in thousands)
PARCC                             $    482,487      $    482,633
PAR Term                               116,930            82,322
Prudential Insurance                    27,652            28,457
PAR U                                  446,182           397,776
Pruco Life                              17,469             6,008
Pruco Re (1)                           332,741                50
Term Re                                 11,039                 -
Unaffiliated                             1,970             1,994
                                  ------------      ------------
Total reinsurance recoverables    $  1,436,470      $    999,240
                                  ============      ============

(1)December 31, 2013 excludes $43 million reclassed from reinsurance recoverable to other liabilities.

Reinsurance amounts, excluding investment gains (losses) on affiliated asset transfers, included in the Company's Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

                                                                                2014          2013          2012
                                                                            ------------  ------------  ------------
                                                                                         (in thousands)
Premiums:
Direct                                                                      $    193,928  $    186,778  $    174,419
Assumed                                                                                -             -             -
Ceded                                                                           (179,605)     (171,885)     (160,286)
                                                                            ------------  ------------  ------------
  Net Premiums                                                                    14,323        14,893        14,133
                                                                            ------------  ------------  ------------
Policy charges and fee income:
Direct                                                                           287,766       239,758       206,296
Assumed                                                                                -             -             -
Ceded                                                                           (106,680)      (82,947)      (59,836)
                                                                            ------------  ------------  ------------
  Net policy charges and fee income                                              181,086       156,811       146,460
                                                                            ------------  ------------  ------------
Net investment income:
Direct                                                                            68,364        69,157        79,807
Assumed                                                                                -             -             -
Ceded                                                                               (492)         (504)         (152)
                                                                            ------------  ------------  ------------
  Net investment income                                                           67,872        68,653        79,655
                                                                            ------------  ------------  ------------
Net other income :
Direct                                                                             2,558         3,410         2,611
Assumed & Ceded                                                                        -             -         1,807
                                                                            ------------  ------------  ------------
  Net other income                                                                 2,558         3,410         4,418
                                                                            ------------  ------------  ------------
Interest credited to policyholders' account balance:
Direct                                                                            56,615        27,616        35,952
Assumed                                                                                -             -             -
Ceded                                                                            (10,785)      (10,443)       (4,000)
                                                                            ------------  ------------  ------------
  Net interest credited to policyholders' account balance                         45,830        17,173        31,952
                                                                            ------------  ------------  ------------
Policyholders' benefits (including change in reserves):
Direct                                                                           226,854       228,176       205,982
Assumed                                                                                -             -             -
Ceded                                                                           (200,249)     (205,283)     (170,293)
                                                                            ------------  ------------  ------------
  Net policyholders' benefits (including change in reserves)                      26,605        22,893        35,689
                                                                            ------------  ------------  ------------
Net reinsurance expense allowances, net of capitalization and amortization       (38,881)      (24,700)      (22,944)
Realized investment gains (losses) net:
Direct                                                                          (398,154)      199,483        12,097
Assumed                                                                                -             -             -
Ceded                                                                            324,884      (176,902)       (1,620)
                                                                            ------------  ------------  ------------
  Realized investment gains (losses) net                                    $    (73,270) $     22,581  $     10,477
                                                                            ------------  ------------  ------------

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Substantially all reinsurance contracts are with affiliates as of December 31, 2014, 2013 and 2012. The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

                                                2014          2013          2012
                                           -------------  ------------  ------------
                                                         (in thousands)
Gross life insurance face amount in force  $ 114,395,367  $107,125,219  $101,793,986
Reinsurance ceded                           (103,951,166)  (97,197,953)  (92,025,256)
                                           -------------  ------------  ------------
Net life insurance face amount in force    $  10,444,201  $  9,927,266  $  9,768,730
                                           =============  ============  ============

Pruco Life

The Company reinsures certain COLI and Prudential Defined Income "(PDI)" policies with Pruco Life.

PARCC

The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010, through an automatic coinsurance agreement with PARCC.

PAR Term

The Company reinsures 95% of the risks under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.

Term Re

The Company reinsures 95% of the risk under its term life insurance policies with effective dates on or after January 1, 2014 through an automatic coinsurance agreement with Term Re.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured.

PAR U

Effective July 1, 2012, the Company entered into an automatic coinsurance agreement with PAR U to reinsure an amount equal to 95% of all risks associated with its universal life policies.

Pruco Re

The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features. Starting from 2005, the Company has entered into various automatic coinsurance agreements with Pruco Re, an affiliated company, to reinsure its living benefit features sold on certain of its annuities.

Affiliated Asset Administration Fee Income

The Company has a revenue sharing agreement with AST Investment Services, Inc. and Prudential Investments LLC whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. Income received from AST Investment Services, Inc. and Prudential Investments LLC related to this agreement was $31 million, $26 million, and $19 million for the years ended December 31, 2014, 2013, and 2012, respectively. These revenues are recorded as "Asset administration fees" in the Statements of Operations and Comprehensive Income (Loss).

The Company has a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income based on policyholders' separate account balances invested in The Prudential Series Fund ("PSF"). Income received from Prudential Investments LLC, related to this agreement was $7 million, $7 million, and $6 million for the years ended December 31, 2014, 2013, and 2012, respectively. These revenues are recorded as "Asset administration fees" in the Company's Statements of Operations and Comprehensive Income (Loss).

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Affiliated Investment Management Expenses

In accordance with an agreement with Prudential Investment Management, Inc. ("PIMI"), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement was $2 million, $2 million, and $3 million for the years ended December 31, 2014, 2013, and 2012, respectively. These expenses are recorded as "Net Investment Income" in the Statements of Operations and Comprehensive Income
(Loss).

Affiliated Asset Transfers

From time to time, the Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within Additional paid-in-capital ("APIC") and Realized investment gain (loss), respectively. The table below shows affiliated asset trades as of December 31, 2013 and 2014.

                                                                             Additional
                                                                              Paid-in
                                                                              Capital,       Realized
                                                                             Net of Tax     Investment Derivative
                                                                 Fair  Book  Increase/        Gain/      Gain/
     Affiliate         Date   Transaction      Security Type     Value Value (Decrease)       (Loss)     (Loss)
      ---------       ------- -----------      -----------       ----- ----- ---------- -   ---------- ----------
                                                                                  (in millions)
Prudential Insurance  Sep-13   Sale        Commercial Mortgages  $   2 $   2   $   1          $   -      $   -
Prudential Insurance  Dec-14   Purchase    Commercial Mortgages  $   6 $   5   $   -          $   -      $   -

Debt Agreements

The Company is authorized to borrow funds up to $200 million from affiliates to meet its capital and other funding needs.

The following table provides the breakout of the Company's short-term and long-term debt with affiliates:

                                                 Amount of Notes-    Amount of Notes-
Affiliate                           Date Issued   December 31, 2014   December 31, 2013   Interest Rate   Date of Maturity
---------                         ------------- ------------------- ------------------- --------------- ------------------
                                                     (in thousands)
Prudential Financial               12/16/2011           22,000              33,000       2.99% - 3.61%  12/2014 - 12/2016
Washington Street Investment       12/17/2012           39,000              52,000       1.21% - 1.87%  12/2014 - 12/2017
Prudential Financial               11/15/2013            9,000               9,000               2.24%         12/15/2018
Prudential Financial               11/15/2013           23,000              23,000               3.19%         12/15/2020
Prudential Financial               12/15/2014            5,000                   -               2.57%         12/15/2019
Prudential Financial               12/15/2014           23,000                   -               3.14%         12/15/2021
                                                    ----------          ----------
Total Loans Payable to Affiliate                    $  121,000          $  117,000
                                                    ==========          ==========

The total interest expense to the Company related to loans payable to affiliates was $2.8 million, $2.3 million, and $1.7 million for the years ended December 31, 2014, 2013, and 2012, respectively.

Contributed Capital and Dividends

In June 2014, the Company paid a dividend in the amount of $80 million to Pruco Life. In June 2013, the Company paid a dividend in the amount of $155 million to Pruco Life.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


13.   QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2014 and 2013 are summarized in the table below:

                                                   March 31   June 30  September 30 December 31,
                                                   --------------------------------------------
                                                                  (in thousands)
2014
Total revenues                                     $  59,537 $  73,806  $  45,046    $  52,444
Total benefits and expenses                           48,788    47,651     44,434       71,919
Income (loss) from operations before income taxes     10,749    26,155        612      (19,475)
Net income (loss)                                  $   8,429 $  21,382  $   4,732    $  (6,278)
                                                   ========= =========  =========    =========

2013
Total revenues                                     $  80,971 $  85,711  $  43,895    $  89,523
Total benefits and expenses                           21,433    25,360    (15,688)      37,786
Income (loss) from operations before income taxes     59,538    60,351     59,583       51,737
Net income (loss)                                  $  43,332 $  41,997  $  39,540    $  40,974
                                                   ========= =========  =========    =========

Results for the fourth quarter of 2014 include a pre-tax expense of $0.4 million related to an out of period adjustment recorded by the Company primarily due to additional DAC amortization related to the overstatement of reinsured reserves in the third quarter of 2014. This item impacted only the third and fourth quarters of 2014 and had no impact to full year 2014 reported results. Management has evaluated the impact of all out of period adjustments, both individually and in the aggregate, and concluded that they are not material to the current quarter or to any previously reported quarterly or annual financial statements.

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey:

In our opinion, the accompanying statements of financial position and the related statements of operations and comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly owned subsidiary of The Prudential Insurance Company of America) at December 31, 2014 and December 31, 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 12 of the financial statements, the Company has entered into extensive transactions with affiliated entities.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 12, 2015

PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:

(a) Financial Statements

(1) Financial Statements of the sub-accounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registrant) consisting of the Statement of Net Assets as of December 31, 2014; the Statement of Operations for the period ended December 31, 2014; the Statement of Changes in Net Assets for the periods ended December 31, 2014 and December 31, 2013, and the Notes relating thereto appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(2) Financial Statements of Pruco Life Insurance Company of New Jersey (Depositor) consisting of the Statements of Financial Position as of December 31, 2014 and 2013; and the related Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2014, 2013, and 2012; and the Notes to the Financial Statements appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(b) Exhibits are attached as indicated (all previously filed exhibits, as noted below, are incorporated herein by reference).

(1) Resolution of the Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. (Note 3)

(2) Agreements for custody of securities and similar investments--Not
Applicable.

(3) (a) Distribution and Underwriting Agreement between Prudential Annuities Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance Company of New Jersey (Depositor). (Note 7)

(b) (1) Specimen Affiliated Insurer Amendment to Selling Agreement. (Note 10)

(b) (2) List of Broker Dealers selling under original Selling Agreement. (Note 11).

(b) (3) List of Broker Dealers that executed Amendment to Selling Agreement. (Note 11)

(4) (a) Form of Prudential Premier Retirement Variable Annuity X Series, L Series, B Series contract and Form of Prudential Premier Retirement Variable Annuity C Series contract (including schedule pages for each X, L, B, and C) P-BLX/INDNY (2/10) and P-CR/INDNY (2/10). (Note 10)

(b) Form of Return of Adjusted Purchase Payments Death Benefit Rider P-RID-ROP NY (02/10). (Note 10)

(c) Form of Return of Adjusted Purchase Payments Death Benefit Schedule Rider P-SCH-ROP NY (02/10). (Note 10)

(d) Form of Highest Anniversary Value Death Benefit Rider P-RID-HAV NY (02/10). (Note 10)

(e) Form of Highest Anniversary Value Death Benefit Schedule Supplement P-SCH-HAV NY (02/10). (Note 10)

(f) Form of 403B Annuity Endorsement P-END-403 NY (02/10). (Note 10)

(g) Form of Individual Retirement Annuity Endorsement P-END-IRA NY (02/10). (Note 10)

(h) Form of Roth Individual Retirement Annuity Endorsement P-END-ROTH NY (02/10). (Note 10)

(i) Form of Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN NY (02/10). (Note 10)

(j) Form of Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN NY (02/10). (Note 10)

(k) Form of Highest Daily Lifetime 6 Plus Benefit Rider (P-RID-HD6-NY (02/10). (Note 10)

(l) Form of Highest Daily Lifetime 6 Plus Schedule (P-SCH-HD6-NY (02/10)). (Note 10)

(m) Form of Highest Daily GRO II Benefit rider (P-RID-HD GRO-NY 11/09). (Note 8)

(n) Form of Highest Daily GRO II Benefit SCHEDULE (P-SCH-HD GRO-NY11/09).
(Note 8)

(o) Form of Gro Plus II benefit rider (P-RID-GRO NY (02/10). (Note 10)

(p) Form of Gro Plus II benefit schedule (P-SCH-GRO NY (02/10). (Note 10)

(q) Form of Beneficiary Annuity Endorsement (P-END-BENE NY (2/10). (Note 10)

(r) Form of Beneficiary Annuity Schedules (including schedule pages for each X, L, B, and C (P-B-DCD-IND(2-10)NY, P-L-DCD-IND(2/10)NY, P-X-DCD-IND(2/10)NY, and P-C-DCD-IND(2/10)NY). (Note 10)

(s) Form of Highest Daily GRO II Benefit Schedule Supplement
(P-SCH-HDGRO(08/10) -NY). (Note 12)

(t) Highest Daily Lifetime Income Benefit Rider (P-RID-HD(1/11)-NY). (NOTE 14)

(u) Highest Daily Lifetime Income Benefit Schedule Supplement (P-SCH-HD (1/11)-
NY). (Note 14)

(v) Medically-Related Surrender Endorsement P-END-MRS (2/10) NY. (Note 15)

(w) Medically-Related Surrender Schedule P-SCH-MRS (2/10) NY. (Note 15)

(x) Form of Highest Daily Lifetime Income Benefit 2.0 rider
(P-RID-HD-HAB-7-12)-NY. (Note 17)

(y) Form of Highest Daily Lifetime Income Benefit 2.0 schedule
(P-SCH-HD-8-12)-NY. (Note 17)

(z) Form of Highest Daily Lifetime Income Benefit 2.0 rider (P-RID-HD-7-12)-NY. (Note 17)

(aa) Form of Highest Daily Lifetime Income Benefit 2.0 schedule
(P-SCH-HD-HAB-8-12)-NY. (Note 17)

(ab) Form of Highest Daily Lifetime Income Benefit v2.1 rider P-RID-HD(2-13)-NY (includes schedule pages P-SCH-HD(2-13)-NY. (Note 19)

(ac) Form of Highest Daily Lifetime Income Benefit v2.1 w/HADB rider P-RID-HD-HAB(2-13)-NY (includes schedule pages P-SCH-RID-HD HAB(2-13)-NY. (Note 19)

(ad) Amendatory Tax Endorsement. (Note 21)

(5) (a) Form of Application form for the Contract P-VAA NY (02/10). (Note 10)

(b) Form of Application form for the Contract P-IBVAA NY (02/10). (Note 10)

(c) Form of Application for the Contract P-VAA (7/12) NY. (Note 17)

(d) Form of Applications for the Contract ORD202826-NY and Beneficiary Contract ORD202828-NY (2/13). (Note 19)

(6) (a) Articles of Incorporation of Pruco Life of New Jersey Insurance Company, as amended. (Note 4)

(b) By-laws of Pruco Life Insurance Company of New Jersey. (Note 5)

(c) Certificate of Amendment to the Certificate of Incorporation dated October 1, 2012. (Note 20)

(7) (c) Annuity Reinsurance Agreements between Depositor and: Pruco Reinsurance Ltd for HDI 2.0. (Note 21)

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

(a) Copy of AST Fund Participation Agreement. (Note 10)

(b) Copy of Franklin Templeton Fund Participation Agreement. (Note 10)

(c) Shareholder Information Agreement (Sample Rule 22C-2). (Note 6)

(d) Amendment to Fund Participation Agreement. (Note 21)

(9) Opinion of Counsel. (Note 2)

(10) Written Consent of Independent Registered Public Accounting Firm. (Note 1)

(11) All financial statements omitted from Item 23, Financial Statements--Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13) Powers of Attorney:

(a) Power of Attorney for John Chieffo (Note 1)

(b) Power of Attorney for Yanela Frias (Note 1)

(c) Power of Attorney for Bernard J. Jacob (Note 1)

(d) Power of Attorney for Richard F. Lambert (Note 1)

(e) Power of Attorney for Robert F. O'Donnell (Note 23)

(f) Power of Attorney for Kent D. Sluyter (Note 1)

(g) Power of Attorney for Kenneth Y. Tanji (Note 1)

(Note 1) Filed Herewith.

(Note 2) Incorporated by reference to Form N-4, Registration No. 333-162678, filed October 26, 2009 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 3) Incorporated by reference to Form N-4, Registration No. 333-18117, filed December 18, 1996 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 4) Incorporated by reference to Form S-6, Registration No. 002-89780, filed April 28,1997 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 5) Incorporated by reference to Form S-6, Registration No. 333-85117 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 3, Form N-4, Registration No. 333-131035, filed April 19, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-131035, filed December 18, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 24, Registration No. 333-131035 filed August 27, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 9) Incorporated by reference to Post-Effective Amendment No. 20 to Registration No. 333-131035, filed April 21, 2009 on behalf of Pruco Life of New Jersey Premium Variable Annuity Account.

(Note 10) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 3, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 11) Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162678, filed on April 19, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 12) Incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-162678, filed on July 1, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 13) Incorporated by reference to Post-Effective Amendment No. 8 to Registration No. 33-162678, filed on December 8, 2011 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 14) Incorporated by reference to Post-Effective Amendment No. 5 to Registration No. 333-162678, filed on December 20, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 15) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-170468, filed on April 1, 2011 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 16) Incorporated by reference to Post-Effective Amendment No. 10 to Registration No. 333-162678, filed May 14, 2012 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 17) Incorporated by reference to Post-Effective Amendment No. 12 to Registration No. 333-162678, filed July 31, 2012 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 18) Incorporated by reference to Post-Effective Amendment No. 15 to Registration No. 333-162678, filed February 8, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 19) Incorporated by reference to Post-Effective Amendment No. 16 to Registration No. 333-162678, filed February 13, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 20) Incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2012, filed March 15, 2013, on behalf of Pruco Life Insurance Company of New Jersey.

(Note 21) Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-162678, filed April 12, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 22) Incorporated by reference to Post-Effective Amendment No. 19 to Registration No. 333-162678, filed April 11, 2014 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 23) Incorporated by reference to Post-Effective Amendment No. 5 to Registration No. 333-184542, filed January 22, 2015 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY, IN REGISTRANT'S VARIABLE ANNUITY BUSINESS:

NAME AND PRINCIPAL BUSINESS ADDRESS      POSITION AND OFFICES WITH DEPOSITOR
--------------------------------------  --------------------------------------

Yanela C. Frias                         Vice President, Director, Chief
213 Washington Street                   Accounting Officer, and Chief
Newark, New Jersey 07102-2917           Financial Officer

John Chieffo                            Vice President and Director
213 Washington Street
Newark, New Jersey 07102-2917

Lynn K. Stone                           Vice President, Chief Legal Officer,
One Corporate Drive                     and Secretary
Shelton, Connecticut 06484-6208

Theresa M. Dziedzic                     Senior Vice President, Chief Actuary,
751 Broad Street                        and Appointed Actuary
Newark, New Jersey 07102-3714

Bernard J. Jacob                        Director
751 Broad Street
Newark, New Jersey 07102-3714

Richard F. Lambert                      Director
751 Broad Street
Newark, New Jersey 07102-3714

James M. O'Connor                       Senior Vice President and Actuary
751 Broad Street
Newark, New Jersey 07102-3714

Robert F. O'Donnell                     Director, Chief Executive Officer, and
One Corporate Drive                     President
Shelton, Connecticut 06484-6208

Kent D. Sluyter                         Senior Vice President and Director
213 Washington Street
Newark, New Jersey 07102-2917

Kenneth Y. Tanji                        Director and Treasurer
751 Broad Street
Newark, New Jersey 07102-3714

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR
REGISTRANT:

The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable AnnuityContract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit
21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 20, 2015, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 27. NUMBER OF CONTRACT OWNERS: As of January 31, 2015, there were 6,465 Qualified contract owners and 2,204 Non-Qualified contract owners of the X series, 18,838 Qualified contract owners and 7,718 Non-Qualified contract owners of the B series, 9,075 Qualified contract owners and 3,989 Non-Qualified contract owners of the L series, and 613 Qualified contract owners and 464 Non-Qualified contract owners of the C series.

ITEM 28. INDEMNIFICATION:

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in
Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Form S-6 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS:

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b) Information concerning the directors and officers of PAD is set forth below:

 NAME                                   POSITIONS AND OFFICES WITH UNDERWRITER
 -------------------------------------  --------------------------------------

 Timothy S. Cronin                      Senior Vice President
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 Bruce Ferris                           Director, President and Chief
 One Corporate Drive                    Executive Officer
 Shelton, Connecticut 06484-6208

 Christopher J. Hagan                   Chief Operating Officer and Vice
 2101 Welsh Road                        President
 Dresher, PA 19025-5000

 Yanela C. Frias                        Senior Vice President and Director
 213 Washington Street
 Newark, New Jersey 07102-2917

 Rodney R. Allain                       Senior Vice President and Director
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 Dawn M. LeBlanc                        Senior Vice President and Director
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 Steven P. Marenakos                    Senior Vice President and Director
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 Mark Livesay                           Vice President
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 John D. Rosero                         Vice President, Secretary and Chief
 213 Washington Street                  Legal Officer
 Newark, New Jersey 07102-2917

 Elizabeth Marin                        Treasurer
 751 Broad Street
 Newark, New Jersey 07102-2917

 Steven Weinreb                         Chief Financial Officer and Controller
 Three Gateway Center
 Newark, New Jersey 07102-4061

 Michael B. McCauley                    Vice President and Chief Compliance
 One Corporate Drive                    Officer
 Shelton, Connecticut 06484-6208

 Robert R. Costello                     Vice President
 2101 Welsh Road
 Dresher, Pennsylvania 19025-5000

 Patricia L. Kelley                     Vice President
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 Andrew A. Morawiec                     Vice President
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 William D. Wilcox                      Vice President
 280 Trumbull Street
 Hartford, Connecticut 06103-3509

 Richard W. Kinville                    AML Officer
 751 Broad Street
 Newark, New Jersey 07102-2917

ITEM 29. PRINCIPAL UNDERWRITERS:

(c) Commissions received by PAD during 2014 with respect to all individual annuities issued by Pruco Life of New Jersey.

                      NET UNDERWRITING
NAME OF PRINCIPAL      DISCOUNTS AND   COMPENSATION ON  BROKERAGE
UNDERWRITER             COMMISSIONS      REDEMPTION    COMMISSIONS COMPENSATION
-----------------     ---------------- --------------- ----------- ------------
Prudential Annuities
Distributors, Inc.*     $81,734,930         $-0-          $-0-         $-0-

* PAD did not retain any of these commissions.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant--Not applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on
November 28, 1988.

(e) Pruco Life of New Jersey hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 10th day of April 2015.

      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                  REGISTRANT

                BY: PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   DEPOSITOR

/s/ Robert F. O'Donnell
-------------------------------------
Robert F. O'Donnell
President and Chief Executive Officer

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   DEPOSITOR

By:  /s/ Robert F. O'Donnell
     -------------------------------------
     Robert F. O'Donnell
     President and Chief Executive Officer

                                  SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

          SIGNATURE                         TITLE                   DATE

/s/ Robert F. O'Donnell         Director, President and Chief  April 10, 2015
------------------------------  Executive Officer
Robert F. O'Donnell

Yanela C. Frias*                Chief Financial Officer,       April 10, 2015
------------------------------  Chief Accounting Officer,
Yanela C. Frias                 Vice President and Director
                                (Principal Accounting Officer)

John Chieffo*                   Director                       April 10, 2015
------------------------------
John Chieffo

Kenneth Y. Tanji*               Director                       April 10, 2015
------------------------------
Kenneth Y. Tanji

Bernard J. Jacob*               Director                       April 10, 2015
------------------------------
Bernard J. Jacob

Richard F. Lambert*             Director                       April 10, 2015
------------------------------
Richard F. Lambert

Kent D. Sluyter*                Director                       April 10, 2015
------------------------------
Kent D. Sluyter

By:  /s/ William J. Evers
     -----------------------------
     William J. Evers

* Executed by William J. Evers on behalf of those indicated pursuant to Power of Attorney.

                                   EXHIBITS


(10) Written Consent of Independent Registered Public Accounting Firm.

(13) Power of Attorney:

(a)  John Chieffo

(b)  Yanela C. Frias

(c)  Bernard J. Jacob

(d)  Richard F. Lambert

(f)  Kent D. Sluyter

(g)  Kenneth Y. Tanji